UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:          June 30, 2010

Date of reporting period:         June 30, 2010


ITEM 1.  REPORT TO SHAREHOLDERS
===============================



                                                           WELLS ADVANTAGE
                                                           FARGO FUNDS

(GRAPHIC) REDUCE CLUTTER. SAVE TREES.
Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

(GRAPHIC) ANNUAL REPORT
June 30, 2010

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

-    WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND

-    WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND

-    WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND

-    WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND

REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS ...................................................    2
PERFORMANCE HIGHLIGHTS
California Limited-Term Tax-Free Fund ....................................    6
California Tax-Free Fund .................................................   10
Colorado Tax-Free Fund ...................................................   14
Minnesota Tax-Free Fund ..................................................   18
FUND EXPENSES ............................................................   22
PORTFOLIO OF INVESTMENTS
California Limited-Term Tax-Free Fund ....................................   24
California Tax-Free Fund .................................................   37
Colorado Tax-Free Fund ...................................................   45
Minnesota Tax-Free Fund ..................................................   49
FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................   54
Statements of Operations .................................................   55
Statements of Changes in Net Assets ......................................   56
Financial Highlights .....................................................   60
NOTES TO FINANCIAL STATEMENTS ............................................   66
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   74
OTHER INFORMATION ........................................................   75
LIST OF ABBREVIATIONS ....................................................   81

The views expressed are as of June 30, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO INVESTMENT HISTORY

1971 INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
     PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE-WAY ASSET ALLOCATION FUND THAT
     "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
     OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS"
     THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE
     WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
     MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE
     COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE
     FUNDS, FORMING A FUND FAMILY OF MORE THAN 100 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
     WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. And, because we're part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

EXPERTISE

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn't end with our expertise in manager selection--risk management, analysis, and rigorous ongoing review seek to ensure each manager's investment process remains consistent.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS, the Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $170 BILLION IN ASSETS UNDER MANAGEMENT, AS OF JUNE 30, 2010.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Classic Value Fund
Common Stock Fund
Core Equity Fund
Disciplined Global Equity Fund
Disciplined U.S. Core Fund
Disciplined Value Fund
Discovery Fund+
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Value Fund
Global Opportunities Fund
Growth Fund
Growth Opportunities Fund
Health Care Fund
Index Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Mid Cap Growth Fund
Omega Growth Fund
Opportunity Fund+
Precious Metals Fund
Premier Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Core Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Large Cap Growth Fund
Traditional Small Cap Growth Fund
Utility and Telecommunications Fund

BOND FUNDS

Adjustable Rate Government Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Government Securities Fund
High Income Fund
High Yield Bond Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
International Bond Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund+
Target 2010 Fund+
Target 2015 Fund+
Target 2020 Fund+
Target 2025 Fund+
Target 2030 Fund+
Target 2035 Fund+
Target 2040 Fund+
Target 2045 Fund+
Target 2050 Fund+

MONEY MARKET FUNDS

100% Treasury Money Market Fund
California Municipal Money Market Fund
California Municipal Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Cash Management Money Market Fund
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund

VARIABLE TRUST FUNDS(1)

VT Core Equity Fund
VT Discovery Fund+
VT Index Asset Allocation Fund
VT International Equity Fund
VT Intrinsic Value Fund
VT Omega Growth Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

This represents the Wells Fargo Advantage Fund lineup as of July 19, 2010.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), and WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE ANNUAL REPORT.

                 2 Wells Fargo Advantage Municipal Income Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
PRESIDENT
WELLS FARGO ADVANTAGE FUNDS

IN GENERAL, MUNICIPAL SECURITIES PERFORMED RELATIVELY WELL OVER THE RECENT 12-MONTH PERIOD, BENEFITING FROM GROWING ECONOMIC ACTIVITY, THE LOW YIELDS IN U.S. TREASURIES, AND IMPROVING FISCAL CONDITIONS FOR STATE AND LOCAL GOVERNMENTS. INVESTORS CONTINUED TO SEEK TAX-EXEMPT MUNICIPAL BONDS FOR THEIR HIGHER LEVELS OF RELATIVE YIELD COMPARED WITH U.S. TREASURIES AND THEIR TAX-EXEMPT BENEFITS.

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS that covers the 12-month period that ended June 30, 2010.

During this period, fixed-income markets continued to show strong signs of improvement, resulting in positive returns in nearly every sector. In general, municipal securities performed relatively well over the recent 12-month period, benefiting from growing economic activity, the low yields in U.S. Treasuries, and improving fiscal conditions for state and local governments. Investors continued to seek tax-exempt municipal bonds for their higher levels of relative yield compared with U.S. Treasuries and their tax-exempt benefits.

GOVERNMENT INTERVENTIONS INSPIRED STRONG PERFORMANCE IN THE FIXED-INCOME
MARKETS.

In the early months of 2009, concerns over deflationary pressures were rampant. Investors were still wary of market risks, deepening economic declines, and wondered if government interventions would be effective in bolstering the financial system. Whether economic conditions would improve in the near term was not as important to the markets' performance as the basic understanding that they would likely not get any worse. Extensive government policy measures--including extraordinarily accommodative monetary policy in the first half of 2009--bolstered investor confidence, which made several securities that had been priced for the worst-case scenarios become attractively undervalued in the assessment of many investors. As market sentiment improved leading into the second half of 2009, the non-U.S. Treasury fixed income markets rallied through the end of year. Thus, the recent 12-month period that ended June 30, 2010, began with a strong rally and increasing confidence across the fixed-income markets.

The best-performing fixed-income markets over the past 12 months were those that offered a good level of income in the current low short-term rate and extraordinarily steep yield-curve environment, most notably lower-quality and longer maturities. In municipal bonds, the BBB-rated sub-index of the Barclays Capital Municipal Bond Index returned 15.34% during the 12-month period, while the AAA-rated sub-index returned the least of the investment-grade municipal credit tiers, with a 6.61% return. Each respectively lower-quality credit tier performed better than the one above it. By comparison, the Barclays Capital U.S. Aggregate Bond Index and the broad-based Barclays Capital U.S. Treasury Index returned 9.50% and 6.67%, respectively, during the period.

By the end of 2009, investors appeared less concerned with the risks of a possible deepening recession and more focused on the potential for increasing interest rates. During the first six months of 2010, however, not only did short-term interest rates not rise, but yields essentially remained unchanged, or even fell, across the Treasury and municipal curves. The result was among the steepest yield curve on record, certainly steeper than at any point during 2009. The investor sentiment that strengthened towards the end of 2009 was tempered by

                 Wells Fargo Advantage Municipal Income Funds 3


Letter to Shareholders

global credit fears and signals from the Fed suggesting that short-term interest rates would remain at the current historic lows until 2011. Moreover, renewed concerns about possible bankruptcies and increased levels of default rates affecting a few municipalities increased risk premiums across the municipal marketplace. However, while it is true that many municipalities are still facing large budget gaps and little or no revenue growth, most state and local governments demonstrated that they will continue to take the necessary actions to improve their situation. The overall results for the first half of 2010 were strong returns for Treasuries and positive, but more realistic, returns for municipals with lower-quality and longer maturities performing best.

AN EXCEPTIONALLY STEEP YIELD CURVE AND ATTRACTIVE VALUATIONS DEFINED THE MUNICIPAL MARKET.

While U.S. Treasuries rallied to return 5.86% for the recent six-month period, Treasuries posted a 6.67% return over the past 12 months. Municipals, by comparison, returned 3.31% over the recent six-month period, and returned 9.61% over the past 12 months.

Although the rally moved the fixed-income markets closer towards a state of normalcy, several segments of the municipal market were still offering above-average yields versus comparable Treasuries as we entered 2010. Those segments of the municipal market continue to be defined by an unusually steep yield curve and wide spreads to comparable Treasuries, which by late 2009 were still above long-term averages.

Yield curves in the municipal market are some of the steepest on record; this has rewarded investing further out the curve, with yields significantly increasing as maturities lengthen. In addition, medium- and lower-quality investment-grade municipal securities continue to offer unusually generous yield spreads versus Treasuries. During the last three months, strong demand for U.S. government debt pushed Treasury yields down further than the decline in municipal yields. As a result, municipal valuations became even more attractive relative to Treasuries as ratios of municipal bond yields to equivalent Treasuries widened across most maturities.

ACTIVE MANAGEMENT AND CREDIT ANALYSIS WILL DRIVE FUND CONSTRUCTION AND PERFORMANCE.

In this environment, we believe that fundamental credit analysis, issue selection, and yield-curve positioning will be the key drivers of portfolio construction and relative performance. At WELLS FARGO ADVANTAGE FUNDS(R), we intend to continue assessing relative value opportunities throughout the municipal bond markets and across our lineup of municipal funds.

We believe that interest rates will rise, and we believe the WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS are positioned to perform well whether the yield curve remains unchanged or flattens, and whether interest rates stay stable or move higher, through bonds that offer higher income and benefit from the presently steep yield curve.

YIELD CURVES IN THE MUNICIPAL MARKET ARE SOME OF THE STEEPEST ON RECORD; THIS HAS REWARDED INVESTING FURTHER OUT THE CURVE, WITH YIELDS SIGNIFICANTLY INCREASING AS MATURITIES LENGTHEN. IN ADDITION, MEDIUM- AND LOWER-QUALITY INVESTMENT-GRADE MUNICIPAL SECURITIES CONTINUE TO OFFER UNUSUALLY GENEROUS YIELD SPREADS VERSUS TREASURIES.

                 4 Wells Fargo Advantage Municipal Income Funds


                                                          Letter to Shareholders

Thank you for choosing WELLS FARGO ADVANTAGE Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch
Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 6 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Stephen Galiani
Adrian Van Popple

FUND INCEPTION

November 18, 1992

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JUNE 30, 2010
(EXCLUDING SALES CHARGES)

                                                  1 YEAR
                                                  ------
Class A                                            5.14%
Barclays Capital 3-Year Municipal Bond Index(1)    4.30%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 0.85% AND 0.95%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JUNE 30, 2010)

                               (PERFORMANCE GRAPH)

                                             WELLS FARGO ADVANTAGE
                WELLS FARGO ADVANTAGE       CALIFORNIA LIMITED-TERM
             CALIFORNIA LIMITED-TERM TAX-        TAX-FREE FUND        BARCLAYS CAPITAL 3-YEAR
                  FREE FUND CLASS A           ADMINISTRATOR CLASS      MUNICIPAL BOND INDEX
             ----------------------------   -----------------------   -----------------------
 6/30/2000               9,703                       10,000                    10,000
 7/31/2000               9,778                       10,079                    10,081
 8/31/2000               9,882                       10,188                    10,158
 9/30/2000               9,859                       10,165                    10,160
10/31/2000               9,905                       10,214                    10,217
11/30/2000               9,952                       10,263                    10,259
12/31/2000              10,067                       10,385                    10,373
 1/31/2001              10,189                       10,503                    10,531
 2/28/2001              10,208                       10,524                    10,571
 3/31/2001              10,239                       10,567                    10,646
 4/30/2001              10,151                       10,476                    10,630
 5/31/2001              10,229                       10,559                    10,727
 6/30/2001              10,286                       10,620                    10,775
 7/31/2001              10,374                       10,713                    10,863
 8/31/2001              10,492                       10,838                    10,976
 9/30/2001              10,498                       10,834                    11,031
10/31/2001              10,574                       10,925                    11,102
11/30/2001              10,518                       10,857                    11,067
12/31/2001              10,490                       10,839                    11,057
 1/31/2002              10,610                       10,955                    11,198
 2/28/2002              10,696                       11,046                    11,281
 3/31/2002              10,499                       10,851                    11,113
 4/30/2002              10,657                       11,018                    11,276
 5/31/2002              10,744                       11,100                    11,342
 6/30/2002              10,801                       11,171                    11,440
 7/31/2002              10,887                       11,263                    11,529
 8/31/2002              10,984                       11,355                    11,602
 9/30/2002              11,131                       11,510                    11,694
10/31/2002              10,957                       11,340                    11,630
11/30/2002              10,969                       11,354                    11,633
12/31/2002              11,127                       11,511                    11,800
 1/31/2003              11,098                       11,483                    11,837
 2/28/2003              11,191                       11,584                    11,914
 3/31/2003              11,171                       11,576                    11,900
 4/30/2003              11,223                       11,622                    11,932
 5/31/2003              11,337                       11,745                    12,024
 6/30/2003              11,313                       11,722                    12,005
 7/31/2003              11,118                       11,531                    11,897
 8/31/2003              11,179                       11,586                    11,957
 9/30/2003              11,355                       11,775                    12,137
10/31/2003              11,322                       11,742                    12,079
11/30/2003              11,363                       11,788                    12,090
12/31/2003              11,388                       11,815                    12,116
 1/31/2004              11,430                       11,862                    12,158
 2/29/2004              11,525                       11,965                    12,262
 3/31/2004              11,482                       11,923                    12,228
 4/30/2004              11,321                       11,766                    12,105
 5/31/2004              11,301                       11,736                    12,057
 6/30/2004              11,325                       11,764                    12,079
 7/31/2004              11,414                       11,861                    12,168
 8/31/2004              11,559                       12,017                    12,296
 9/30/2004              11,595                       12,058                    12,309
10/31/2004              11,643                       12,111                    12,344
11/30/2004              11,569                       12,035                    12,285
12/31/2004              11,674                       12,148                    12,333
 1/31/2005              11,687                       12,177                    12,316
 2/28/2005              11,655                       12,133                    12,280
 3/31/2005              11,602                       12,081                    12,240
 4/30/2005              11,704                       12,190                    12,302
 5/31/2005              11,752                       12,244                    12,324
 6/30/2005              11,801                       12,298                    12,388
 7/31/2005              11,747                       12,245                    12,358
 8/31/2005              11,807                       12,321                    12,399
 9/30/2005              11,786                       12,301                    12,405
10/31/2005              11,755                       12,271                    12,386
11/30/2005              11,769                       12,288                    12,397
12/31/2005              11,834                       12,346                    12,439
 1/31/2006              11,851                       12,378                    12,467
 2/28/2006              11,877                       12,408                    12,477
 3/31/2006              11,850                       12,381                    12,454
 4/30/2006              11,856                       12,390                    12,476
 5/31/2006              11,909                       12,448                    12,519
 6/30/2006              11,869                       12,408                    12,496
 7/31/2006              11,972                       12,519                    12,581
 8/31/2006              12,086                       12,643                    12,680
 9/30/2006              12,132                       12,694                    12,738
10/31/2006              12,168                       12,733                    12,776
11/30/2006              12,213                       12,784                    12,821
12/31/2006              12,214                       12,787                    12,818
 1/31/2007              12,216                       12,791                    12,818
 2/28/2007              12,284                       12,852                    12,905
 3/31/2007              12,297                       12,881                    12,943
 4/30/2007              12,333                       12,922                    12,969
 5/31/2007              12,324                       12,914                    12,968
 6/30/2007              12,313                       12,904                    12,978
 7/31/2007              12,374                       12,971                    13,060
 8/31/2007              12,399                       13,000                    13,133
 9/30/2007              12,484                       13,093                    13,224
10/31/2007              12,522                       13,136                    13,288
11/30/2007              12,572                       13,190                    13,391
12/31/2007              12,586                       13,208                    13,459
 1/31/2008              12,759                       13,381                    13,747
 2/29/2008              12,541                       13,164                    13,563
 3/31/2008              12,631                       13,262                    13,760
 4/30/2008              12,681                       13,318                    13,745
 5/31/2008              12,744                       13,387                    13,792
 6/30/2008              12,693                       13,335                    13,702
 7/31/2008              12,766                       13,415                    13,869
 8/31/2008              12,853                       13,510                    14,000
 9/30/2008              12,657                       13,303                    13,831
10/31/2008              12,530                       13,182                    13,854
11/30/2008              12,609                       13,256                    14,074
12/31/2008              12,563                       13,208                    14,203
 1/31/2009              12,932                       13,605                    14,469
 2/28/2009              12,958                       13,634                    14,442
 3/31/2009              12,961                       13,640                    14,533
 4/30/2009              13,077                       13,766                    14,577
 5/31/2009              13,157                       13,854                    14,596
 6/30/2009              13,172                       13,872                    14,622
 7/31/2009              13,251                       13,959                    14,792
 8/31/2009              13,342                       14,059                    14,780
 9/30/2009              13,521                       14,252                    14,905
10/31/2009              13,489                       14,221                    14,871
11/30/2009              13,586                       14,327                    15,006
12/31/2009              13,616                       14,362                    15,024
 1/31/2010              13,683                       14,423                    15,080
 2/28/2010              13,753                       14,513                    15,136
 3/31/2010              13,715                       14,476                    15,069
 4/30/2010              13,770                       14,537                    15,143
 5/31/2010              13,824                       14,583                    15,207
 6/30/2010              13,849                       14,613                    15,251

----------
(1.) Barclays Capital 3-Year Municipal Bond Index is the 3-year component of the
     Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE CALIFORNIA
     LIMITED-TERM TAX-FREE FUND'S Class A and Administrator Class shares for the most recent ten years with the Barclays Capital 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

                 Wells Fargo Advantage Municipal Income Funds 7


Performance Highlights (Unaudited)

         WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund outperformed its benchmark, the Barclays Capital 3-Year Municipal Bond Index, for the fiscal year ending June 30, 2010. A primary driver of performance was the overall outperformance of California municipal bonds relative to national municipal bonds during the 12-month period, since the Fund's benchmark is a national index.

- For the entire period, the Fund was overweighted in lower-quality investment-grade bonds, especially in the "A"(3) rating category; these outperformed their higher-quality counterparts.

- The Fund's modified duration was maintained shorter than that of the benchmark index for the entire fiscal year; this detracted somewhat from the Fund's relative performance, since rates declined over the course of the period. However, this was partially offset by the Fund's staggered maturity structure: about one quarter of the Fund's positions mature in five years and later, while the benchmark index is bulleted in the three- to four-year range. For the full year, longer-maturity bonds provided greater returns than those with shorter maturities.

THE FUND REMAINS OVERWEIGHTED IN BONDS RATED IN THE LOWER INVESTMENT-GRADE CATEGORIES.

At the beginning of the fiscal year, investors' appetite for risk remained subdued, as evidenced by the low price of municipal bonds relative to U.S. Treasury securities, and by the unusually wide spreads between higher- and lower-quality municipals. During the period, we maintained an overweight in lower investment-grade municipals, especially those in the "A" rating category. This overweight contributed to the Fund's outperformance, as lower investment grade bonds continued to rebound from very depressed levels.

Concerns about municipal credit quality have increased recently in response to frequent media reports of continued budget deficits, increasing debt levels, and unfunded pension obligations of many state and local governmental entities. California municipal bonds have received intensive scrutiny. Municipal defaults have also increased, and some municipalities have explored the option of declaring bankruptcy. While we are concerned about these trends, we have begun to see some signs of improvement. Municipal credit quality trends tend to lag the broader economy by about 12 to 18 months; since economic growth bottomed during the second quarter of 2009, municipal credit quality should gradually improve over the coming months barring a double-dip in the economy.

EFFECTIVE MATURITY DISTRIBUTION(4)
(AS OF JUNE 30, 2010)

                                   (PIE CHART)

1-3 Years     (29%)
5-10 Years    (22%)
20+ Years      (2%)
0-1 Years     (18%)
3-5 Years     (26%)
10-20 Years    (3%)

----------
(3.) The ratings indicated are from Standard & Poor's. Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor's rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest).

(4.) Effective maturity is calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                 8 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND (CONTINUED)

CREDIT QUALITY(5)
(AS OF JUNE 30, 2010)

                                   (PIE CHART)

A/A         (48%)
AA/Aa       (18%)
AAA/Aaa      (3%)
BBB/Baa     (16%)
Cash         (3%)
SP-1/MIG1    (5%)
SP-2/MIG2    (1%)
Unrated      (6%)

CALIFORNIA STATE GENERAL OBLIGATION BONDS REMAIN UNDER PRESSURE.

At the beginning of the period, California state general obligation bonds were trading at historically wide spreads relative to high-grade municipals. While these spreads narrowed somewhat after the state's budget was finally passed in late July 2009, they subsequently widened back out and remain within a historically wide range, reflecting investors' concerns about the state's structural budget deficit and a gridlocked political process that seems incapable of providing realistic, long-term solutions. We believe that, given the preferential position of debt service in California's priority of payments, there is sufficient cash flow to ensure the ultimate safety of the state's general obligation bonds. The Fund had a minimal (1%) exposure to the state's general obligations at the beginning of the fiscal year, but we took advantage of the wider spreads to increase the Fund's position to approximately 3.75% of the portfolio by June 30, 2010. Over the course of the year we also added substantial exposure to related state-level credits dependent on state appropriations.

INTEREST RATE VOLATILITY IS LIKELY TO REMAIN LOW IN AN UNCERTAIN ECONOMIC ENVIRONMENT.

At the beginning of the fiscal year we pointed out that, as the economy improved, yields on Treasury bonds were likely to adjust upwards, but that the unusually high relative yields on municipal bonds would provide at least a partial degree of price protection in an environment of mildly higher interest rates. Economic activity did indeed turn positive during the third quarter of 2009; in response, we shortened the Fund's modified duration substantially, from about 90% of that of the benchmark index to 80%, preparing for the possibility of higher rates.

With few signs of inflation on the horizon and the likelihood that the so-called "core rate" of inflation will remain low and economic growth subdued, interest rates appear poised to fluctuate in a narrow range for the coming months. Even if yields on Treasury bonds adjust upwards, the unusually high relative yields on municipal bonds should provide at least some price protection in an environment of mildly higher interest rates. In this environment, we are maintaining the Fund's relative duration between 75% and 80% of that of the index in order to limit potential net asset value (NAV) volatility, while concurrently staggering about a quarter of the Fund's holdings in the five-year range and beyond in order to benefit from the higher yields available further out the steep municipal yield curve. We will continue to focus on income generation because we believe it remains the primary driver of total return at the front end of the curve.

----------
(5.) The ratings indicated are from Standard & Poor's, Fitch, and/or Moody's
     Investors Service. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.

                 Wells Fargo Advantage Municipal Income Funds 9


Performance Highlights (Unaudited)

         WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF JUNE 30, 2010)

                                      Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                              -------------------------------------   -------------------------------------   -----------------
                              6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(7)   Net(8)
                              ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (SFCIX)                 (1.30)     1.97     2.62      3.31       1.71      5.14     3.25      3.62      0.95%     0.85%
Class C (SFCCX)                  0.24      3.25     2.48      2.80       1.24      4.25     2.48      2.80      1.69%     1.60%
Administrator Class (SCTIX)                                              1.75      5.34     3.51      3.87      0.87%     0.60%
Barclays Capital 3-Year
   Municipal Bond Index(1)                                               1.51      4.30     4.25      4.31

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, high-yield securities risk, and municipal securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(6.) Performance shown prior to the inception of Class C shares on August 30, 2002 reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Class A shares incepted on November 18, 1992.

(7.) Reflects the gross expense ratio as stated in the November 1, 2009 prospectus.

(8.) The investment adviser has contractually committed through October 31, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                 10 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND (the Fund) seeks current income exempt from federal income tax and California individual income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Stephen Galiani
Adrian Van Poppel

FUND INCEPTION

October 6, 1988

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2010
(EXCLUDING SALES CHARGES)

                                           1 YEAR
                                           ------
Class A                                    10.10%
Barclays Capital Municipal Bond Index(1)    9.61%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 0.75% AND 0.84%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH JULY 11, 2013 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JUNE 30, 2010)

                               (PERFORMANCE GRAPH)

    WELLSS FARGO
ADVANTAGE CALIFORNIA     WELLSS FARGO ADVANTAGE
  TAX-FREE FUND        CALIFORNIA TAX-FREE FUND    BARCLAYS CAPITAL
      CLASS A              ADMINISTRATOR CLASS    MUNICIPAL BOND INDEX
--------------------   ------------------------   --------------------
        9,548                  10,000                  10,000
        9,703                  10,164                  10,139
        9,913                  10,394                  10,295
        9,854                  10,325                  10,242
        9,922                  10,407                  10,354
       10,007                  10,497                  10,432
       10,293                  10,789                  10,690
       10,335                  10,844                  10,796
       10,374                  10,886                  10,830
       10,434                  10,941                  10,927
       10,283                  10,784                  10,808
       10,398                  10,917                  10,925
       10,457                  10,980                  10,998
       10,621                  11,153                  11,161
       10,859                  11,404                  11,345
       10,825                  11,370                  11,307
       10,933                  11,485                  11,441
       10,852                  11,392                  11,345
       10,725                  11,271                  11,238
       10,865                  11,419                  11,433
       10,972                  11,533                  11,570
       10,736                  11,287                  11,344
       10,905                  11,466                  11,565
       10,988                  11,545                  11,635
       11,051                  11,622                  11,759
       11,165                  11,744                  11,910
       11,319                  11,908                  12,053
       11,591                  12,195                  12,317
       11,340                  11,933                  12,113
       11,325                  11,910                  12,062
       11,534                  12,142                  12,317
       11,476                  12,074                  12,286
       11,627                  12,234                  12,457
       11,630                  12,240                  12,465
       11,743                  12,362                  12,547
       11,981                  12,625                  12,841
       11,909                  12,541                  12,786
       11,478                  12,091                  12,339
       11,573                  12,193                  12,431
       11,885                  12,524                  12,797
       11,837                  12,476                  12,732
       11,987                  12,636                  12,865
       12,057                  12,712                  12,971
       12,102                  12,763                  13,046
       12,325                  13,000                  13,242
       12,263                  12,937                  13,196
       11,931                  12,591                  12,883
       11,902                  12,562                  12,837
       11,958                  12,624                  12,883
       12,134                  12,813                  13,053
       12,388                  13,082                  13,314
       12,477                  13,179                  13,385
       12,589                  13,300                  13,500
       12,479                  13,187                  13,389
       12,642                  13,361                  13,552
       12,800                  13,531                  13,679
       12,764                  13,496                  13,634
       12,677                  13,406                  13,548
       12,914                  13,659                  13,761
       13,040                  13,796                  13,859
       13,120                  13,895                  13,945
       13,076                  13,839                  13,882
       13,227                  14,001                  14,022
       13,088                  13,858                  13,927
       13,020                  13,789                  13,843
       13,089                  13,865                  13,909
       13,220                  14,019                  14,029
       13,257                  14,061                  14,067
       13,371                  14,172                  14,161
       13,266                  14,064                  14,063
       13,230                  14,029                  14,059
       13,292                  14,097                  14,121
       13,220                  14,037                  14,068
       13,414                  14,232                  14,235
       13,632                  14,467                  14,447
       13,716                  14,559                  14,547
       13,791                  14,654                  14,638
       13,900                  14,760                  14,760
       13,869                  14,730                  14,708
       13,845                  14,709                  14,670
       14,002                  14,878                  14,864
       13,966                  14,843                  14,827
       14,016                  14,899                  14,871
       13,942                  14,837                  14,805
       13,866                  14,746                  14,728
       13,955                  14,844                  14,843
       13,855                  14,741                  14,779
       14,045                  14,946                  14,997
       14,098                  15,005                  15,064
       14,136                  15,049                  15,160
       14,142                  15,059                  15,202
       14,286                  15,215                  15,394
       13,545                  14,431                  14,689
       13,912                  14,810                  15,109
       14,055                  14,993                  15,286
       14,160                  15,094                  15,378
       14,040                  14,969                  15,205
       14,028                  14,960                  15,263
       14,187                  15,133                  15,441
       13,496                  14,400                  14,717
       13,114                  13,996                  14,567
       13,061                  13,943                  14,613
       12,998                  13,878                  14,826
       13,705                  14,634                  15,369
       13,784                  14,722                  15,450
       13,691                  14,626                  15,452
       14,034                  14,995                  15,761
       14,269                  15,249                  15,928
       14,048                  15,017                  15,779
       14,245                  15,230                  16,043
       14,525                  15,532                  16,317
       15,209                  16,266                  16,902
       14,899                  15,952                  16,548
       14,965                  16,012                  16,684
       15,003                  16,071                  16,741
       15,069                  16,130                  16,828
       15,236                  16,312                  16,991
       15,190                  16,266                  16,950
       15,401                  16,494                  17,156
       15,498                  16,602                  17,285
       15,467                  16,572                  17,295

----------
(1.) Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE CALIFORNIA
     TAX-FREE FUND'S Class A and Administrator Class shares for the most recent ten years with the Barclays Capital Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                 Wells Fargo Advantage Municipal Income Funds 11


Performance Highlights (Unaudited)

                      WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

The Fund outperformed its benchmark for the 12-month period ending June 30, 2010. The primary drivers of this outperformance were as follows:

- California municipal bonds outperformed national municipal bonds during the 12-month period; the Barclays Capital Municipal Bond Index is a national index.

- At the beginning of the period, the Fund's modified duration was about 10% longer than that of the benchmark index. During the first quarter of 2010, when the bulk of the market's positive returns were generated, the Fund's duration was gradually reduced, but was still longer than the benchmark index duration.

- The Fund's duration remained slightly longer than that of the benchmark index for the remainder of the fiscal year. For the full-year period, longer-duration bonds provided greater returns than those with shorter durations.

- For the entire period, the fund was overweighted in lower investment-grade bonds, which outperformed their higher-quality counterparts.

THE FUND REMAINS OVERWEIGHTED IN BONDS RATED IN THE LOWER INVESTMENT-GRADE CATEGORIES.

At the beginning of the fiscal year, investors' appetite for risk remained subdued, as evidenced by the low price of municipal bonds relative to U.S. Treasury securities, and by the unusually wide spreads between higher- and lower-quality municipals. During the period, we maintained an overweight in lower investment-grade municipals, especially those in the "A"(3) rating category, which represented approximately 38% of the portfolio throughout most of the period. This overweight contributed to the Fund's outperformance, as lower investment-grade bonds continued to rebound from very depressed levels. At year-end, the Fund's portfolio was 46% invested in A-rated bonds, and 16% in BBB-rated bonds.

Concerns about municipal credit quality have increased recently in response to frequent media reports of continued budget deficits, increasing debt levels, and unfunded pension obligations of many state and local governmental entities. California municipal bonds have received intense scrutiny. Municipal defaults have also increased, and some municipalities have explored the option of declaring bankruptcy. While we are concerned about these trends, we have begun to see some signs of improvement. Municipal credit quality trends tend to lag the broader economy

EFFECTIVE MATURITY DISTRIBUTION(4)
(AS OF JUNE 30, 2010)

                                  (PIE CHART)

1-3 Years      (2%)
5-10 Years    (14%)
20+ Years     (26%)
0-1 Years      (5%)
3-5 Years      (2%)
10-20 Years   (51%)

----------
(3.) The ratings indicated are from Standard & Poor's. Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor's rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest).

(4.) Effective maturity is calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                 12 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND (CONTINUED)

by about 12 to 18 months; since economic growth bottomed during the second quarter of 2009; municipal credit quality should gradually improve over the coming months, barring a double-dip in the economy.

CALIFORNIA STATE GENERAL OBLIGATION BONDS REMAIN UNDER PRESSURE.

At the beginning of the period, California state general obligation bonds were trading at historically wide spreads relative to high-grade municipals; while these spreads narrowed somewhat after the state's budget was finally passed in late July 2009, they widened out again by calendar year-end. The Fund maintained a minimal exposure to California general obligations (GOs) for the first five months of the fiscal year; but this was increased slightly when spreads widened out in December 2009.

During the first six months of calendar 2010, yield spreads on California state GOs fluctuated within a 50 basis point trading range, but overall they remain historically wide, reflecting investors' concerns about the state's structural budget deficit and a gridlocked political process that seems incapable of providing realistic, long-term solutions. We believe that, given the preferential position of debt service in California's priority of payments, there is sufficient cash flow to ensure the ultimate safety of the state's general obligation bonds. We have taken this opportunity to add to the Fund's position, increasing it to 7% of the portfolio, with additional exposure to related state-level credits dependent on state appropriations.

INTEREST RATE VOLATILITY IS LIKELY TO REMAIN LOW IN AN UNCERTAIN ECONOMIC ENVIRONMENT.

At the beginning of the 12-month period year we pointed out that, as the economy improved, yields on Treasury bonds were likely to adjust upwards, but that the unusually high relative yields on municipal bonds would provide at least a partial degree of price protection in an environment of mildly higher interest rates. Economic activity did indeed turn positive during the third quarter of 2009; in response, we moved the Fund's modified duration from longer than that of the benchmark index closer to a neutral stance, preparing for the possibility of higher rates.

With few signs of inflation on the horizon and the likelihood that the so-called "core rate" of inflation will remain low and economic growth subdued, interest rates appear poised to fluctuate in a narrow range for the coming months. Even if yields on Treasury bonds adjust upwards, the unusually high relative yields on municipal bonds should provide at least some price protection in an environment of mildly higher interest rates. In this environment, we are maintaining the Fund's relative duration slightly longer than that of the benchmark index in order to benefit from the steep municipal yield curve. We will continue to seek trading opportunities that might add income or relative value and improve total return.

CREDIT QUALITY(5)
(AS OF JUNE 2010)

                                  (PIE CHART)

A/A           (46%)
AA/Aa         (19%)
AAA/Aaa       (11%)
BBB/Baa       (16%)
SP-1/MIG 1     (3%)
Unrated        (5%)

----------
(5.) The ratings indicated are from Standard & Poor's, Fitch, and/or Moody's
     Investors Service. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.

                 Wells Fargo Advantage Municipal Income Funds 13


Performance Highlights (Unaudited)

                      WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND (CONTINUED)


AVERAGE ANNUAL TOTAL RETURN (%) (AS OF JUNE 30, 2010)

                                       Including Sales Charge              Excluding Sales Charge          Expense Ratio
                                 ----------------------------------  ----------------------------------  ----------------
                                 6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(6)  Net(6)
                                 ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (SCTAX)                    (1.56)    5.12    2.40     4.46      3.09     10.10   3.35     4.94     0.84%   0.75%
Class B** (SGCBX)                  (2.31)    4.26    2.22     4.38      2.69      9.26   2.58     4.38     1.59%   1.50%
Class C (SCTCX)                     1.69     8.16    2.57     4.14      2.69      9.16   2.57     4.14     1.59%   1.50%
Administrator Class (SGCAX)                                             3.12     10.35   3.59     5.18     0.78%   0.55%
Barclays Capital Municipal Bond
   Index(1)                                                             3.31      9.61   4.40     5.63

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to California municipal securities risk, high-yield securities risk, and nondiversification risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(6.) Reflects the gross and net expense ratios as stated in the April 2010 prospectus/proxy statement. The investment adviser has contractually committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for each class. Without these reductions, the returns would have been lower.

                 14 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND (the Fund) seeks current income exempt from federal income tax and Colorado individual income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Stephen Galiani
Adrian Van Poppel

FUND INCEPTION

June 1, 1993

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2010
(EXCLUDING SALES CHARGES)

                                           1 Year
                                           ------
Class A                                     8.90%
Barclays Capital Municipal Bond Index(1)    9.61%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 0.85% AND 1.01%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JUNE 30, 2010)

                              (PERFORMANCE GRAPH)

              WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE
             COLORADO TAX-FREE FUND   COLORADO TAX-FREE FUND     BARCLAYS CAPITAL
                     CLASS A            ADMINISTRATOR CLASS    MUNICIPAL BOND INDEX
             ----------------------   ----------------------   --------------------
 6/30/2000             9,550                  10,000                   10,000
 7/31/2000             9,711                  10,169                   10,139
 8/31/2000             9,902                  10,358                   10,295
 9/30/2000             9,828                  10,291                   10,242
10/31/2000             9,952                  10,410                   10,354
11/30/2000            10,036                  10,499                   10,432
12/31/2000            10,404                  10,883                   10,690
 1/31/2001            10,474                  10,966                   10,796
 2/28/2001            10,539                  11,025                   10,830
 3/31/2001            10,628                  11,117                   10,927
 4/30/2001            10,439                  10,920                   10,808
 5/31/2001            10,545                  11,042                   10,925
 6/30/2001            10,652                  11,154                   10,998
 7/31/2001            10,862                  11,362                   11,161
 8/31/2001            11,093                  11,604                   11,345
 9/30/2001            11,033                  11,552                   11,307
10/31/2001            11,162                  11,677                   11,441
11/30/2001            11,061                  11,571                   11,345
12/31/2001            10,963                  11,468                   11,238
 1/31/2002            11,117                  11,629                   11,433
 2/28/2002            11,256                  11,774                   11,570
 3/31/2002            11,039                  11,558                   11,344
 4/30/2002            11,234                  11,762                   11,565
 5/31/2002            11,302                  11,833                   11,635
 6/30/2002            11,434                  11,971                   11,759
 7/31/2002            11,676                  12,225                   11,910
 8/31/2002            11,832                  12,377                   12,053
 9/30/2002            12,119                  12,677                   12,317
10/31/2002            11,873                  12,420                   12,113
11/30/2002            11,819                  12,366                   12,062
12/31/2002            12,086                  12,648                   12,317
 1/31/2003            12,023                  12,585                   12,286
 2/28/2003            12,186                  12,758                   12,457
 3/31/2003            12,177                  12,751                   12,465
 4/30/2003            12,265                  12,846                   12,547
 5/31/2003            12,521                  13,117                   12,841
 6/30/2003            12,419                  13,013                   12,786
 7/31/2003            12,025                  12,602                   12,339
 8/31/2003            12,150                  12,736                   12,431
 9/30/2003            12,457                  13,061                   12,797
10/31/2003            12,401                  13,004                   12,732
11/30/2003            12,538                  13,150                   12,865
12/31/2003            12,641                  13,262                   12,971
 1/31/2004            12,675                  13,300                   13,046
 2/29/2004            12,868                  13,505                   13,242
 3/31/2004            12,774                  13,409                   13,196
 4/30/2004            12,468                  13,103                   12,883
 5/31/2004            12,455                  13,079                   12,837
 6/30/2004            12,535                  13,167                   12,883
 7/31/2004            12,711                  13,355                   13,053
 8/31/2004            12,947                  13,605                   13,314
 9/30/2004            13,004                  13,668                   13,385
10/31/2004            13,085                  13,756                   13,500
11/30/2004            12,963                  13,630                   13,389
12/31/2004            13,118                  13,796                   13,552
 1/31/2005            13,213                  13,899                   13,679
 2/28/2005            13,159                  13,845                   13,634
 3/31/2005            13,072                  13,757                   13,548
 4/30/2005            13,264                  13,961                   13,761
 5/31/2005            13,360                  14,065                   13,859
 6/30/2005            13,442                  14,154                   13,945
 7/31/2005            13,391                  14,104                   13,882
 8/31/2005            13,524                  14,247                   14,022
 9/30/2005            13,434                  14,154                   13,927
10/31/2005            13,344                  14,063                   13,843
11/30/2005            13,390                  14,114                   13,909
12/31/2005            13,514                  14,247                   14,029
 1/31/2006            13,550                  14,289                   14,067
 2/28/2006            13,619                  14,365                   14,161
 3/31/2006            13,529                  14,286                   14,063
 4/30/2006            13,513                  14,272                   14,059
 5/31/2006            13,576                  14,341                   14,121
 6/30/2006            13,523                  14,275                   14,068
 7/31/2006            13,689                  14,466                   14,235
 8/31/2006            13,879                  14,671                   14,447
 9/30/2006            13,966                  14,752                   14,547
10/31/2006            14,028                  14,821                   14,638
11/30/2006            14,115                  14,930                   14,760
12/31/2006            14,088                  14,889                   14,708
 1/31/2007            14,070                  14,874                   14,670
 2/28/2007            14,207                  15,036                   14,864
 3/31/2007            14,205                  15,037                   14,827
 4/30/2007            14,253                  15,077                   14,871
 5/31/2007            14,184                  15,007                   14,805
 6/30/2007            14,126                  14,949                   14,728
 7/31/2007            14,203                  15,034                   14,843
 8/31/2007            14,120                  14,948                   14,779
 9/30/2007            14,330                  15,174                   14,997
10/31/2007            14,394                  15,245                   15,064
11/30/2007            14,415                  15,271                   15,160
12/31/2007            14,432                  15,291                   15,202
 1/31/2008            14,536                  15,405                   15,394
 2/29/2008            13,870                  14,702                   14,689
 3/31/2008            14,293                  15,168                   15,109
 4/30/2008            14,426                  15,312                   15,286
 5/31/2008            14,518                  15,399                   15,378
 6/30/2008            14,387                  15,263                   15,205
 7/31/2008            14,342                  15,218                   15,263
 8/31/2008            14,479                  15,382                   15,441
 9/30/2008            13,829                  14,680                   14,717
10/31/2008            13,616                  14,472                   14,567
11/30/2008            13,641                  14,487                   14,613
12/31/2008            13,555                  14,398                   14,826
 1/31/2009            14,055                  14,932                   15,369
 2/28/2009            14,049                  14,929                   15,450
 3/31/2009            14,074                  14,958                   15,452
 4/30/2009            14,313                  15,216                   15,761
 5/31/2009            14,526                  15,446                   15,928
 6/30/2009            14,460                  15,379                   15,779
 7/31/2009            14,688                  15,625                   16,043
 8/31/2009            14,917                  15,871                   16,317
 9/30/2009            15,441                  16,432                   16,902
10/31/2009            15,184                  16,162                   16,548
11/30/2009            15,296                  16,285                   16,684
12/31/2009            15,347                  16,342                   16,741
 1/31/2010            15,412                  16,415                   16,828
 2/28/2010            15,539                  16,553                   16,991
 3/31/2010            15,500                  16,499                   16,950
 4/30/2010            15,624                  16,651                   17,156
 5/31/2010            15,752                  16,775                   17,285
 6/30/2010            15,747                  16,789                   17,295

----------
(1.) Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE COLORADO
     TAX-FREE FUND Class A and Administrator Class shares for the most recent ten years with the Barclays Capital Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                 Wells Fargo Advantage Municipal Income Funds 15


Performance Highlights (Unaudited)

                        WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark during the 12-month period. The Fund's shorter relative duration and lower exposure to longer-term maturities detracted from performance as yields declined and longer-term maturities generally had the highest total returns.

- The Fund's overweighting in A-rated and lower credits was the primary contributor to performance as spreads narrowed on lower-rated bonds, adding to performance.

- Strong credit analysis has become more important than ever. Many investors disregard the validity of the few remaining AAA(3) insurers, making it crucial to have a thorough understanding of the underlying credits.

A FLATTER YIELD CURVE AND TIGHTER CREDIT SPREADS DROVE PERFORMANCE IN THE MUNICIPAL MARKET.

By the second half of 2009, it appeared as if the worst of the financial crisis was behind us. The broader fixed-income market began to seem more optimistic despite an unemployment rate of close to 10%. In December of 2009, the Commerce Department announced that third-quarter Gross Domestic Product (GDP) grew at a rate of 2.2%. This was the quarter of positive performance since the second quarter of 2008. GDP spiked to 5.6% during the fourth quarter of 2009 but fell to 2.7% for the first quarter of 2010. During this same period, the Fed reiterated its pledge to keep interest rates low as it became apparent this recovery was going to be more moderate than initially expected and as economic uncertainty in Europe contributed to geopolitical unrest.

During the period long-term municipal bond rates moved lower by almost 65 basis points while yields at the front end of the curve remained relatively anchored by the Federal funds rate. Strong technicals also drove the market to higher levels. Demand for municipal securities in fiscal year 2009 was more than double the previous record. Record demand coupled with decreased supply due to the introduction of the Build America Bond program further fueled the rally in the municipal market.

EFFECTIVE MATURITY DISTRIBUTION(4)
(AS OF JUNE 30, 2010)

                                  (PIE CHART)

1-3 Years      (8%)
5-10 Years    (10%)
20+ Years     (31%)
0-1 Years     (10%)
10-20 Years   (41%)

Concerns about municipal credit quality have increased recently in response to frequent media reports of continued budget deficits, increasing debt levels, and unfunded pension obligations of many state and local governmental entities. Municipal defaults have also increased and some municipalities have explored the option of declaring bankruptcy. While we are

----------
(3.) The ratings indicated are from Standard & Poor's. Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor's rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest).

(4.) Effective maturity is calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                 16 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND (CONTINUED)

concerned about these trends, we have begun to see some signs of improvement. Municipal credit quality trends tend to lag the broader economy by about 12 to 18 months; since economic growth bottomed during the second quarter of 2009, municipal credit quality should gradually improve over the coming months, barring a double-dip in the economy.

SECURITY SELECTION AND CREDIT QUALITY OFFSET SOME OF THE FUND'S UNDERWEIGHT TO THE LONGER END OF THE CURVE

The Fund maintained a shorter duration than that of the benchmark for the period. At the beginning of the period, investors were very cautious and preferred only the highest-rated bonds with very short maturities. However, after the yield curve flattened early in the period and investors became more optimistic, they looked to higher-yielding, lower-rated bonds. As a result, charter school and hospital bonds were the best performing bonds in the Fund over the past year. Premium priced housing bonds that were called at par, and prerefunded bonds, which typically have very short durations, were among the worst performers in the Fund during the period.

During the first half of 2010, when Colorado paper was scarce, we added a few out-of-state credits that we felt were undervalued. As spreads narrowed on these purchases, we began selling and have since sold out of the majority of these names at higher prices.

The yield-curve positioning of the Fund was overweight the ten- to 20-year maturity range, while underweight the five-year and 30-year maturities. Additionally, we are keeping a larger than normal cash equivalent position. This combination is a more defensive strategy that we think will allow the Fund to outperform if the economy continues to improve and the municipal yield curve flattens.

HIGHER RATES AND CREDIT STABILITY/IMPROVEMENT REFLECT OUR POSITIONING.

The Fund is positioned for an eventual move higher in rates. With our expectations for continued positive--albeit modest--economic growth over the next few years, we see limited upside in both Treasury rates and municipal rates. If Treasury rates rally significantly from here, it is probably because of a double-dip recession in the U.S. or world economy. If that occurs, municipal bonds will probably perform poorly as investors become nervous about declining credit fundamentals. However, if Treasury rates start to move higher, municipal rates will also move higher, albeit at a slower rate. We also think the yield curve will flatten from here and are positioned for that to occur. Finally, many lower-quality bonds are still priced at very attractive levels from a long-term perspective; that additional yield should buffer any negative price performance. The Fund's positioning could lead to relative underperformance if municipal yields move lower from here, but we are willing to take that risk to provide better price protection if rates move higher as expected.

CREDIT QUALITY(5)
(AS OF JUNE 30, 2010)

                                  (PIE CHART)

A/A       (34%)
AA/Aa     (32%)
AAA/Aaa   (11%)
BB/Ba      (1%)
BBB/Baa   (11%)
Cash       (3%)
Unrated    (8%)

----------
(5.) The ratings indicated are from Standard & Poor's, Fitch, and/or Moody's
     Investors Service. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.

                 Wells Fargo Advantage Municipal Income Funds 17


Performance Highlights (Unaudited)

                        WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF JUNE 30, 2010)

                                                Including Sales Charge              Excluding Sales Charge          Expense Ratio
                                          ----------------------------------  ----------------------------------  ----------------
                                          6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(7)  Net(8)
                                          ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (NWCOX)                             (2.01)    4.00    2.27    4.65       2.61     8.90    3.22     5.13     1.01%    0.85%
Class B** (NWCBX)                           (2.77)    2.97    2.08    4.57       2.23     7.97    2.45     4.57     1.75%    1.60%
Class C (WCOTX)                              1.23     7.08    2.44    4.33       2.23     8.08    2.44     4.33     1.74%    1.60%
Administrator Class (NCOTX)                                                      2.73     9.17    3.47     5.32     0.93%    0.60%
Barclays Capital Municipal Bond Index(1)                                         3.31     9.61    4.40     5.63

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to Colorado municipal securities risk, high-yield securities risk, and nondiversification risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(6.) Performance shown prior to the inception of the Class C shares on March 31, 2008 reflects the performance of the Class B shares and is adjusted to reflect Class C sales charges and expenses. Class B shares incepted on August 2, 1993.

(7.) Reflects the gross expense ratio as stated in the November 1, 2009 prospectus.

(8.) The investment adviser has contractually committed through October 31, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquiring fund fees. Without these reductions, the Fund's returns would have been lower.

                 18 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND (the Fund) seeks current income exempt from federal income tax and Minnesota individual income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta
Adrian Van Poppel

FUND INCEPTION

January 12, 1988

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2010
(EXCLUDING SALES CHARGES)

                                           1 Year
                                           ------
Class A                                    8.11%
Barclays Capital Municipal Bond Index(1)   9.61%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 0.85% AND 0.98%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JUNE 30, 2010)

                              (PERFORMANCE GRAPH)

                 WELLS FARGO            WELLS FARGO
             ADVANTAGE MINNESOTA   ADVANTAGE MINNESOTA   BARCLAYS CAPITAL
                TAX-FREE FUND         TAX-FREE FUND -        MUNICIPAL
                  CLASS A          ADMINISTRATOR CLASS      BOND INDEX
             -------------------   -------------------   ----------------
 6/30/2000         9,550                  10,000              10,000
 7/31/2000         9,696                  10,153              10,139
 8/31/2000         9,843                  10,307              10,295
 9/30/2000         9,790                  10,251              10,242
10/31/2000         9,900                  10,366              10,354
11/30/2000         9,971                  10,440              10,432
12/31/2000        10,254                  10,748              10,690
 1/31/2001        10,299                  10,785              10,796
 2/28/2001        10,368                  10,857              10,830
 3/31/2001        10,452                  10,944              10,927
 4/30/2001        10,329                  10,816              10,808
 5/31/2001        10,452                  10,945              10,925
 6/30/2001        10,535                  11,032              10,998
 7/31/2001        10,708                  11,213              11,161
 8/31/2001        10,882                  11,395              11,345
 9/30/2001        10,826                  11,336              11,307
10/31/2001        10,950                  11,466              11,441
11/30/2001        10,852                  11,364              11,345
12/31/2001        10,796                  11,305              11,238
 1/31/2002        10,920                  11,434              11,433
 2/28/2002        11,061                  11,582              11,570
 3/31/2002        10,871                  11,383              11,344
 4/30/2002        11,058                  11,579              11,565
 5/31/2002        11,123                  11,648              11,635
 6/30/2002        11,229                  11,758              11,759
 7/31/2002        11,377                  11,913              11,910
 8/31/2002        11,505                  12,047              12,053
 9/30/2002        11,736                  12,300              12,317
10/31/2002        11,549                  12,093              12,113
11/30/2002        11,485                  12,028              12,062
12/31/2002        11,759                  12,307              12,317
 1/31/2003        11,716                  12,276              12,286
 2/28/2003        11,902                  12,473              12,457
 3/31/2003        11,911                  12,486              12,465
 4/30/2003        12,026                  12,597              12,547
 5/31/2003        12,293                  12,879              12,841
 6/30/2003        12,182                  12,777              12,786
 7/31/2003        11,737                  12,314              12,339
 8/31/2003        11,866                  12,451              12,431
 9/30/2003        12,201                  12,805              12,797
10/31/2003        12,122                  12,725              12,732
11/30/2003        12,251                  12,863              12,865
12/31/2003        12,348                  12,967              12,971
 1/31/2004        12,389                  13,014              13,046
 2/29/2004        12,594                  13,232              13,242
 3/31/2004        12,525                  13,150              13,196
 4/30/2004        12,231                  12,855              12,883
 5/31/2004        12,205                  12,831              12,837
 6/30/2004        12,256                  12,887              12,883
 7/31/2004        12,400                  13,041              13,053
 8/31/2004        12,634                  13,290              13,314
 9/30/2004        12,687                  13,348              13,385
10/31/2004        12,775                  13,432              13,500
11/30/2004        12,656                  13,322              13,389
12/31/2004        12,818                  13,495              13,552
 1/31/2005        12,919                  13,604              13,679
 2/28/2005        12,854                  13,538              13,634
 3/31/2005        12,747                  13,428              13,548
 4/30/2005        12,929                  13,623              13,761
 5/31/2005        13,032                  13,734              13,859
 6/30/2005        13,122                  13,820              13,945
 7/31/2005        13,062                  13,771              13,882
 8/31/2005        13,201                  13,921              14,022
 9/30/2005        13,114                  13,833              13,927
10/31/2005        13,029                  13,745              13,843
11/30/2005        13,073                  13,794              13,909
12/31/2005        13,186                  13,917              14,029
 1/31/2006        13,209                  13,943              14,067
 2/28/2006        13,287                  14,029              14,161
 3/31/2006        13,213                  13,954              14,063
 4/30/2006        13,198                  13,941              14,059
 5/31/2006        13,258                  13,994              14,121
 6/30/2006        13,218                  13,955              14,068
 7/31/2006        13,351                  14,112              14,235
 8/31/2006        13,522                  14,295              14,447
 9/30/2006        13,605                  14,386              14,547
10/31/2006        13,690                  14,465              14,638
11/30/2006        13,786                  14,570              14,760
12/31/2006        13,745                  14,529              14,708
 1/31/2007        13,717                  14,504              14,670
 2/28/2007        13,863                  14,674              14,864
 3/31/2007        13,849                  14,649              14,827
 4/30/2007        13,885                  14,689              14,871
 5/31/2007        13,807                  14,623              14,805
 6/30/2007        13,765                  14,568              14,728
 7/31/2007        13,853                  14,665              14,843
 8/31/2007        13,825                  14,652              14,779
 9/30/2007        13,977                  14,816              14,997
10/31/2007        14,040                  14,886              15,064
11/30/2007        14,127                  14,968              15,160
12/31/2007        14,133                  14,991              15,202
 1/31/2008        14,342                  15,216              15,394
 2/29/2008        13,887                  14,736              14,689
 3/31/2008        14,165                  15,034              15,109
 4/30/2008        14,241                  15,118              15,286
 5/31/2008        14,332                  15,218              15,378
 6/30/2008        14,221                  15,103              15,205
 7/31/2008        14,246                  15,133              15,263
 8/31/2008        14,379                  15,263              15,441
 9/30/2008        13,901                  14,758              14,717
10/31/2008        13,600                  14,456              14,567
11/30/2008        13,650                  14,512              14,613
12/31/2008        13,642                  14,492              14,826
 1/31/2009        14,122                  15,020              15,369
 2/28/2009        14,195                  15,101              15,450
 3/31/2009        14,260                  15,158              15,452
 4/30/2009        14,489                  15,420              15,761
 5/31/2009        14,665                  15,595              15,928
 6/30/2009        14,575                  15,517              15,779
 7/31/2009        14,768                  15,727              16,043
 8/31/2009        14,975                  15,950              16,317
 9/30/2009        15,423                  16,431              16,902
10/31/2009        15,176                  16,170              16,548
11/30/2009        15,298                  16,305              16,684
12/31/2009        15,323                  16,334              16,741
 1/31/2010        15,404                  16,424              16,828
 2/28/2010        15,542                  16,559              16,991
 3/31/2010        15,476                  16,508              16,950
 4/30/2010        15,629                  16,658              17,156
 5/31/2010        15,736                  16,792              17,285
 6/30/2010        15,756                  16,817              17,295

----------
(1.) Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE MINNESOTA
     TAX-FREE FUND'S Class A and Administrator Class shares for the most recent ten years with the Barclays Capital Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                Wells Fargo Advantage Municipal Income Funds 19


Performance Highlights (Unaudited)

                       WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark during the 12-month period ending June 30, 2010. The Fund's lower exposure to longer-term maturities was a negative because longer-term maturities generally performed well over the period.

- Our underweight to securities rated BBB(3) and lower hurt performance because lower-rated bonds performed very well over the period. However, our exposure to health care, corporate-backed industrial development revenue and pollution control revenue (IDR/PCR) municipal bonds, and charter school bonds helped the performance of the fund.

- Strong credit analysis remains a primary driver of portfolio construction and performance, especially as many investors have disregarded the validity of the few remaining AAA(3) insurers, making it even more crucial to have a thorough understanding of the underlying credit fundamentals.

THE WORST OF THE LATEST FINANCIAL CRISIS APPEARED TO BE BEHIND US...BUT WAS IT?

By the second half of 2009, it appeared as if the worst of the financial crisis was behind us. The broader fixed-income market began to seem more optimistic despite an unemployment rate of close to 10%. In December 2009, the Commerce Department announced that third-quarter Gross Domestic Product (GDP) grew at a rate of 2.2%--the first positive quarter since the second quarter of 2008. GDP spiked to 5.6% during the fourth quarter of 2009, but fell to 2.7% for the first quarter of 2010. During this same period, the Fed reiterated its pledge to keep interest rates low as it became apparent that this recovery was going to be more moderate than initially expected, and as economic uncertainty in Europe contributed to geopolitical unrest.

During the period, long-term municipal bond rates moved lower by almost 65 basis points, while yields at the front end of the curve remained essentially anchored by the Fed funds rate. Strong technicals also drove the market to higher levels. Demand for municipal securities in fiscal year 2009 was more than double the previous record. Record demand coupled with decreased supply due to the introduction of the Build America Bond program further fueled the rally in the municipal market.

SECURITY SELECTION AND YIELD CURVE EXPOSURE OFFSET THE FUNDS UNDERWEIGHT TO THE LONGER END OF THE CURVE.

EFFECTIVE MATURITY DISTRIBUTION(4)
(AS OF JUNE 30, 2010)

                                  (PIE CHART)

1-3 Years      (4%)
5-10 Years    (26%)
20+ Years     (14%)
0-1 Years     (13%)
3-5 Years      (2%)
10-20 Years   (41%)

The Fund maintained a shorter duration than the benchmark throughout the period. At the beginning of the period, investors were very cautious and preferred only the highest-rated bonds

----------
(3.) The ratings indicated are from Standard & Poor's. Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor's rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest).

(4.) Effective maturity is calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                20 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND (CONTINUED)

with very short maturities. However, as the yield curve flattened and investors became more optimistic, they looked to higher-yielding, lower-rated bonds. As a result, the health care, higher education and charter school bonds were the best-performing bonds in the Fund. We took down our exposure to prerefunded issues and escrowed to maturity bonds over the past year due to strong demand for the highest-quality bonds, while we added to higher-yielding sectors such as industrial development revenue bonds and health care issues.

The yield-curve positioning of the Fund was bulleted to the intermediate part of the yield curve relative to the benchmark. Our lower exposure to the longer end of the yield curve was a slight negative to performance--the longer end of the market performed very well over the period as yields on the long end of the curve drifted lower as the yield curve flattened.

The state of Minnesota, like most other states, will likely continue to face ongoing financial and economic weakness leading to larger state budget shortfalls. The state faced a $4.6 billion deficit in its 2010-11 budget as a result of lower revenues. In May 2009, the legislature cut appropriations by $1.9 billion, reducing the deficit to just under $3 billion. After much debate, lawmakers approved a bill in late May that delayed state payments to various agencies and ratified the spending cuts Governor Tim Pawlenty made last year. Fortunately, the state has a fundamentally strong economy and has a very diverse economic base. As a result, Minnesota maintains its Aa1 rating from Moody's and AAA rating from Standard & Poor's(3).

CREDIT QUALITY(5)
(AS OF JUNE 30, 2010)

                                  (PIE CHART)

A/A         (31%)
AA/Aa       (37%)
AAA/Aaa      (8%)
BBB/Baa      (9%)
Cash         (3%)
SP-1/MIG1    (1%)
Unrated     (11%)

STRONG TECHNICALS AND CONTINUED HEADLINE RISK WILL CONTINUE TO BE DUELING FACTORS FACING THE MUNICIPAL MARKETPLACE.

Despite low absolute yields, ongoing headline risks, and the prospect for increasing rates in the relatively near future, municipal bonds still represent attractive yields versus corporates and agencies. Higher expected tax rates, continued inflows in municipal bond products, and lower tax-exempt supply will continue to benefit the municipal marketplace. Negative headlines related to declines in income tax, property tax, and sales tax collections as well as unfunded pension liabilities will likely persist as municipal borrowers continue to feel the pressure of overspent state budgets and decreased federal stimulus. As a result, the Fund is positioned very defensively. We will continue to look for opportunities that represent good relative value, while keeping the fund very diversified across several sectors and issuers.

----------
(5.) The ratings indicated are from Standard & Poor's, Fitch, and/or Moody's
     Investors Service. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.

                Wells Fargo Advantage Municipal Income Funds 21


Performance Highlights (Unaudited)

                       WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF JUNE 30, 2010)

                                       Including Sales Charge              Excluding Sales Charge         Expense Ratio
                                 ----------------------------------  ----------------------------------  ----------------
                                 6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(7)  Net(8)
                                 ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (NMTFX)                    (1.80)    3.24    2.78    4.65      2.83      8.11    3.73    5.13      0.98%    0.85%
Class B** (NWMBX)                  (2.55)    2.30    2.59    4.58      2.45      7.30    2.95    4.58      1.73%    1.60%
Class C (WMTCX)                     1.45     6.30    2.95    4.35      2.45      7.30    2.95    4.35      1.69%    1.60%
Administrator Class (NWMIX)                                            2.95      8.37    4.00    5.34      0.90%    0.60%
Barclays Capital Municipal Bond
   Index(1)                                                            3.31      9.61    4.40    5.63

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to Minnesota municipal securities risk, high-yield securities risk, and nondiversification risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(6.) Performance shown prior to the inception of Class C shares on April 11, 2005 reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Class A shares incepted on January 12, 1988. Class B shares incepted on August 6, 1993.

(7.) Reflects the gross expense ratio as stated in the November 1, 2009 prospectus.

(8.) The investment adviser has contractually committed through October 31, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees. Without these reductions, the Fund's returns would have been lower.

                 22 Wells Fargo Advantage Municipal Income Funds


                                                       Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from January 1, 2010 to June 30, 2010.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING       ENDING          EXPENSES
                                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      NET ANNUAL
                                               01-01-2010      06-30-2010    THE PERIOD(1)   EXPENSE RATIO
                                             -------------   -------------   -------------   -------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND
CLASS A
   Actual                                      $1,000.00       $1,017.10         $4.25           0.85%
   Hypothetical (5% return before expenses)    $1,000.00       $1,020.58         $4.26           0.85%
CLASS C
   Actual                                      $1,000.00       $1,012.40         $7.98           1.60%
   Hypothetical (5% return before expenses)    $1,000.00       $1,016.86         $8.00           1.60%
ADMINISTRATOR CLASS
   Actual                                      $1,000.00       $1,017.50         $3.00           0.60%
   Hypothetical (5% return before expenses)    $1,000.00       $1,021.82         $3.01           0.60%
CALIFORNIA TAX-FREE FUND
CLASS A
   Actual                                      $1,000.00       $1,030.90         $4.03           0.80%
   Hypothetical (5% return before expenses)    $1,000.00       $1,020.83         $4.01           0.80%
CLASS B
   Actual                                      $1,000.00       $1,026.90         $7.79           1.55%
   Hypothetical (5% return before expenses)    $1,000.00       $1,017.11         $7.75           1.55%
CLASS C
   Actual                                      $1,000.00       $1,026.90         $7.79           1.55%
   Hypothetical (5% return before expenses)    $1,000.00       $1,017.11         $7.75           1.55%
ADMINISTRATOR CLASS
   Actual                                      $1,000.00       $1,031.20         $2.77           0.55%
   Hypothetical (5% return before expenses)    $1,000.00       $1,022.07         $2.76           0.55%

                 Wells Fargo Advantage Municipal Income Funds 23


Fund Expenses (Unaudited)

                                                BEGINNING       ENDING          EXPENSES
                                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      NET ANNUAL
                                               01-01-2010      06-30-2010    THE PERIOD(1)   EXPENSE RATIO
                                             -------------   -------------   -------------   -------------
COLORADO TAX-FREE FUND
CLASS A
   Actual                                      $1,000.00       $1,026.10         $4.27           0.85%
   Hypothetical (5% return before expenses)    $1,000.00       $1,020.58         $4.26           0.85%
CLASS B
   Actual                                      $1,000.00       $1,022.30         $8.02           1.60%
   Hypothetical (5% return before expenses)    $1,000.00       $1,016.86         $8.00           1.60%
CLASS C
   Actual                                      $1,000.00       $1,022.30         $8.02           1.60%
   Hypothetical (5% return before expenses)    $1,000.00       $1,016.86         $8.00           1.60%
ADMINISTRATOR CLASS
   Actual                                      $1,000.00       $1,027.30         $3.02           0.60%
   Hypothetical (5% return before expenses)    $1,000.00       $1,021.82         $3.01           0.60%
MINNESOTA TAX-FREE FUND
CLASS A
   Actual                                      $1,000.00       $1,028.30         $4.27           0.85%
   Hypothetical (5% return before expenses)    $1,000.00       $1,020.58         $4.26           0.85%
CLASS B
   Actual                                      $1,000.00       $1,024.50         $8.03           1.60%
   Hypothetical (5% return before expenses)    $1,000.00       $1,016.86         $8.00           1.60%
CLASS C
   Actual                                      $1,000.00       $1,024.50         $8.03           1.60%
   Hypothetical (5% return before expenses)    $1,000.00       $1,016.86         $8.00           1.60%
ADMINISTRATOR CLASS
   Actual                                      $1,000.00       $1,029.50         $3.02           0.60%
   Hypothetical (5% return before expenses)    $1,000.00       $1,021.82         $3.01           0.60%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

                 24 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

CALIFORNIA LIMITED-TERM TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
MUNICIPAL BONDS & NOTES: 95.62%
CALIFORNIA: 90.87%
$    530,000   ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS KATHERINE
               DELMAR BRUKE SCHOOL (PRIVATE SCHOOL REVENUE, ALLIED IRISH BANKS
               PLC LOC)+/-ss                                                         3.60%      10/01/2037    $     530,000
     355,000   ADELANTO CA SCHOOL DISTRICT SERIES A (PROPERTY TAX REVENUE,
               NATL-RE INSURED)                                                      5.55       09/01/2011          357,929
     895,000   ALAMEDA CONTRA COSTA CA TRANSIT DISTRICT FHR COMPUTER SYSTEM
               PROJECT (LEASE REVENUE)                                               4.00       08/01/2012          913,294
     550,000   ALAMEDA COUNTY CA COP (LEASE REVENUE, AMBAC INSURED)                  5.63       12/01/2015          634,453
     300,000   ALAMEDA COUNTY CA COP REFUNDING SERIES A (LEASE REVENUE, NATL-RE
               INSURED)                                                              5.38       12/01/2010          304,473
   2,000,000   ALAMEDA COUNTY CA COP REFUNDING SERIES A (LEASE REVENUE, NATL-RE
               INSURED)                                                              5.38       12/01/2014        2,105,240
   1,385,000   ALAMEDA COUNTY CA COP REFUNDING SERIES A (LEASE REVENUE, NATL-RE
               INSURED)                                                              5.38       12/01/2015        1,448,281
     700,000   ALISAL CA USD 2006 ELECTION SERIES A (PROPERTY TAX REVENUE,
               ASSURED GUARANTY)                                                     5.50       08/01/2013          790,097
     200,000   ANAHEIM CA CITY SCHOOL DISTRICT (PROPERTY TAX REVENUE, NATL-RE
               FGIC INSURED)                                                         3.25       08/01/2010          200,434
   1,600,000   ANAHEIM CA PFA CONVENTION CENTER PROJECT SERIES A (LEASE
               REVENUE, AMBAC INSURED)                                               5.25       08/01/2013        1,683,184
     500,000   ANAHEIM CA PFA PUBLIC IMPROVEMENTS PROJECT SERIES C (LEASE
               REVENUE, AGM INSURED)                                                 6.00       09/01/2014          577,440
     900,000   ANTELOPE VALLEY CA HEALTH CARE DISTRICT SERIES A (HCFR, AGM
               INSURED)                                                              5.20       01/01/2017          900,738
     200,000   ANTELOPE VALLEY CA UNION HIGH SCHOOL DISTRICT ELECTION 2002
               SERIES B (PROPERTY TAX, NATL-RE INSURED)                              4.00       08/01/2010          200,584
     510,000   ANTIOCH CA DEVELOPMENT AGENCY TAX ALLOCATION PROJECT # 1
               (TAX ALLOCATION REVENUE, AGM INSURED)                                 4.60       09/01/2011          511,566
     700,000   ATASCADERO CA USD COP MEASURE B CAPITAL PROJECTS SERIES A
               (LEASE REVENUE, NATL-RE INSURED)                                      5.38       08/01/2010          702,093
     500,000   BALDWIN PARK CA USD BOND ANTICIPATION NOTES (PROPERTY TAX
               REVENUE)##                                                            3.12       08/01/2014          440,250
      50,000   BALDWIN PARK CA USD CAPITAL APPRECIATION ELECTION OF 2006
               (PROPERTY TAX REVENUE, AGM INSURED)##                                 1.38       08/01/2012           48,572
   2,370,000   BAY AREA INFRASTRUCTURE FINANCING AUTHORITY OF CALIFORNIA STATE
               PAYMENT ACCELERATION NOTES (TRANSIT REVENUE, NATL-RE FGIC
               INSURED)                                                              5.00       08/01/2017        2,448,234
   1,290,000   BAY AREA INFRASTRUCTURE FINANCING AUTHORITY OF CALIFORNIA STATE
               PAYMENT ACCELERATION NOTES (TRANSPORTATION REVENUE, AMBAC
               INSURED)                                                              5.00       08/01/2017        1,318,767
     375,000   BELL GARDENS CA COMMUNITY DEVELOPMENT COMMISSION TAX ALLOCATION
               PROJECT #1 SERIES A (TAX ALLOCATION REVENUE)                          3.88       08/01/2011          381,596
     200,000   BERKELEY CA PENSION (OTHER REVENUE, AMBAC INSURED)                    4.70       06/01/2011          202,956
     750,000   BREA CA PFA TAX ALLOCATION SERIES A (HOUSING REVENUE)                 5.00       09/01/2012          768,218
   1,260,000   CALAVERAS COUNTY CA COMMUNITY FACILITIES DISTRICT # 2 (TAX
               REVENUE)                                                              7.00       09/01/2026        1,366,558
     500,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES A (HOUSING REVENUE, AGM
               INSURED)                                                              3.50       02/01/2012          502,345
     400,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES A (HOUSING REVENUE, AGM
               INSURED)                                                              3.60       08/01/2012          402,648
   1,000,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES B (HOUSING REVENUE)           3.95       08/01/2012        1,028,520
     980,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES E (HOUSING REVENUE)           4.65       08/01/2022          891,428
     860,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES E (HOUSING REVENUE)           5.00       02/01/2042          875,790
   2,875,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES G (HOUSING REVENUE)           5.50       08/01/2042        2,817,500
   1,500,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES H (HOUSING REVENUE, FGIC
               INSURED)                                                              5.75       08/01/2030        1,531,635
     800,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES J (HOUSING REVENUE, AGM
               INSURED)                                                              4.13       08/01/2011          812,536
     500,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES J (HOUSING REVENUE, AGM
               INSURED)                                                              4.38       08/01/2012          511,570
   1,775,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES J (HOUSING REVENUE, FGIC
               INSURED)                                                              4.05       08/01/2013        1,789,253
   1,830,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES K (HOUSING REVENUE)           4.55       08/01/2021        1,671,248
     500,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES L (HOUSING REVENUE, FGIC
               INSURED)                                                              4.00       08/01/2013          503,295
     520,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES M (HOUSING REVENUE)           4.55       08/01/2021          474,890
   1,000,000   CALIFORNIA HFA AMT SERIES J (HOUSING REVENUE)                         5.75       08/01/2047          970,000
   1,835,000   CALIFORNIA HFA HOME MORTGAGE SERIES E (HOUSING REVENUE, FGIC
               INSURED)                                                              5.00       02/01/2014        1,880,380
     940,000   CALIFORNIA HFA HOME MORTGAGE SERIES L (HOUSING REVENUE, FGIC
               INSURED)                                                              4.05       02/01/2014          937,246
   1,150,000   CALIFORNIA HFA SERIES L (HOUSING REVENUE)                             3.95       08/01/2015        1,159,154
     330,000   CALIFORNIA HFFA CALIFORNIA-NEVADA METHODIST (HCFR, CALIFORNIA
               MORTGAGE INSURED)                                                     4.25       07/01/2011          330,700
     600,000   CALIFORNIA HFFA CASA COLINA PROJECT (HCFR)                            5.50       04/01/2013          621,336
   1,000,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES F (HCFR)+/-ss         5.00       07/01/2027        1,086,710
   1,000,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES G (HCFR)+/-ss         5.00       07/01/2028        1,058,870
   1,720,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES H UNREFUNDED
               BALANCE (HCFR)+/-ss                                                   4.45       07/01/2026        1,768,401

                 Wells Fargo Advantage Municipal Income Funds 25


Portfolio of Investments--June 30, 2010

CALIFORNIA LIMITED-TERM TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   --------   ------------    -------------
CALIFORNIA (continued)
$  1,450,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES I (HCFR)+/-ss         4.95%      07/01/2026    $   1,566,928
     500,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES L (HCFR)              5.13       07/01/2022          519,775
      85,000   CALIFORNIA HFFA CATHOLIC WEST SERIES H PREREFUNDED (HCFR)+/-ss        4.45       07/01/2026           88,590
     250,000   CALIFORNIA HFFA CEDARS-SINAI MEDICAL CENTER (HCFR)                    3.00       08/15/2011          254,250
     400,000   CALIFORNIA HFFA SCRIPPS HEALTH SERIES A (HCFR)                        4.00       10/01/2014          425,468
     945,000   CALIFORNIA HFFA STANFORD HEALTH CARE SERIES B (HCFR, AMBAC
               INSURED)                                                              5.00       11/15/2011          950,594
     250,000   CALIFORNIA HFFA STANFORD HOSPITAL & CLINICS SERIES A (HCFR)           5.00       11/15/2013          274,123
     300,000   CALIFORNIA INDUSTRY PUBLIC FACILITIES AUTHORITY (TAX ALLOCATION
               REVENUE, NATL-RE INSURED)                                             5.00       05/01/2011          309,360
     475,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK J. PAUL
               GETTY SERIES A (OTHER REVENUE)+/-ss                                   4.00       10/01/2023          495,088
   1,000,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK LOS ANGELES
               COUNTY MUSEUM SERIES A (RECREATIONAL FACILITIES REVENUE, ALLIED
               IRISH BANK PLC LOC)+/-                                                1.75       09/01/2037        1,000,000
   1,500,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK PACIFIC
               GAS & ELECTRIC COMPANY SERIES F PUTTABLE (NATURAL GAS
               REVENUE)+/-ss                                                         3.75       11/01/2026        1,506,615
   1,000,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK PACIFIC
               GAS & ELECTRIC COMPANY SERIES G PUTTABLE (NATURAL GAS
               REVENUE)+/-ss                                                         3.75       12/01/2018        1,004,410
     270,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK STATE
               SCHOOL FUND KING CITY JOINT UNION HIGH SCHOOL (LEASE REVENUE)         2.00       08/15/2011          273,221
     220,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK WORKERS
               COMPENSATION RELIEF SERIES A (OTHER REVENUE, AMBAC INSURED)           5.00       10/01/2010          222,488
     395,000   CALIFORNIA MUNICIPAL FINANCE AUTHORITY COP COMMUNITY HOSPITALS
               CENTRAL CALIFORNIA (HCFR)                                             3.00       02/01/2011          397,931
   1,585,000   CALIFORNIA MUNICIPAL FINANCE AUTHORITY COP COMMUNITY HOSPITALS
               CENTRAL CALIFORNIA (HCFR)                                             5.00       02/01/2012        1,632,629
   3,000,000   CALIFORNIA MUNICIPAL FINANCE AUTHORITY SERRA CATHOLIC SCHOOL
               (PRIVATE SCHOOL REVENUE, ALLIED IRISH BANK PLC LOC)+/-ss              3.60       05/01/2039        3,000,000
   1,000,000   CALIFORNIA PCFA PACIFIC GAS & ELECTRIC SERIES A (IDR, NATL-RE
               INSURED)+/-ss                                                         5.35       12/01/2016        1,037,060
   1,000,000   CALIFORNIA PCFA SOLID WASTE DISPOSAL WASTE MANAGEMENT PROJECT
               SERIES A (PCR)+/-ss                                                   5.13       07/01/2031        1,071,170
     125,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED
               SECURITIES PROGRAM SERIES A (SFMR, FNMA/GNMA/FHLMC INSURED)           4.20       02/01/2027          125,011
     350,000   CALIFORNIA SPECIAL DISTRICTS FINANCE PROGRAM COP SERIES 00
               (LEASE REVENUE, NATL-RE INSURED)                                      5.00       12/01/2015          353,332
     100,000   CALIFORNIA STATE (GENERAL FUND REVENUE)                               4.00       11/01/2010          101,138
   2,665,000   CALIFORNIA STATE (PROPERTY TAX REVENUE)                               6.25       09/01/2012        2,793,746
     100,000   CALIFORNIA STATE COUPON MUNI RAES SERIES 27 (TAX REVENUE)##           2.02       03/01/2011           98,838
     200,000   CALIFORNIA STATE DEPARTMENT OF TRANSPORTATION COP SERIES A
               (LEASE REVENUE, NATL-RE INSURED)                                      5.25       03/01/2016          200,694
     805,000   CALIFORNIA STATE DEPARTMENT OF VETERANS AFFAIRS HOME PURCHASE
               AMT SERIES A (HOUSING REVENUE, AMBAC INSURED)                         4.90       12/01/2018          807,560
   1,995,000   CALIFORNIA STATE DEPTARTMENT OF VETERAN AFFAIRS HOME PURCHASE
               AMT SERIES B (HOUSING REVENUE)                                        4.00       12/01/2013        2,053,314
   1,500,000   CALIFORNIA STATE DWR POWER SUPPLY REVENUE SERIES A (ELECTRIC,
               POWER & LIGHT REVENUE)                                                6.00       05/01/2014        1,667,895
   2,465,000   CALIFORNIA STATE DWR POWER SUPPLY REVENUE SERIES C 7
               (ELECTRIC REVENUE, AGM INSURED)+/-ss                                  0.35       05/01/2022        2,465,000
     710,000   CALIFORNIA STATE ECONOMIC RECOVERY REVENUE SERIES C-16
               (SALES TAX REVENUE, AGM INSURED)+/-ss                                 0.35       07/01/2023          710,000
     550,000   CALIFORNIA STATE ECONOMIC RECOVERY SERIES A (SALES TAX REVENUE)       4.00       07/01/2010          550,055
     750,000   CALIFORNIA STATE ECONOMIC RECOVERY SERIES A (SALES TAX REVENUE)       5.00       07/01/2010          750,090
   1,385,000   CALIFORNIA STATE ECONOMIC RECOVERY SERIES A (SALES TAX REVENUE)       5.00       01/01/2011        1,416,038
   2,000,000   CALIFORNIA STATE ECONOMIC RECOVERY SERIES A (SALES TAX REVENUE)       5.00       07/01/2016        2,058,660
   1,175,000   CALIFORNIA STATE ECONOMIC RECOVERY SERIES A PREREFUNDED (SALES
               TAX REVENUE)#                                                         5.25       01/01/2011        1,204,563
     130,000   CALIFORNIA STATE ECONOMIC RECOVERY SERIES A UNREFUNDED BALANCE
               (SALES TAX REVENUE)                                                   5.25       01/01/2011          133,077
     205,000   CALIFORNIA STATE ECONOMIC RECOVERY SERIES B (SALES TAX REVENUE)
               +/-ss                                                                 5.00       07/01/2023          211,542
   1,000,000   CALIFORNIA STATE ECONOMIC RECOVERY SERIES B PUTABLE (PROPERTY
               TAX REVENUE)+/-ss                                                     4.00       07/01/2023        1,075,770
     155,000   CALIFORNIA STATE FSA (GENERAL FUND REVENUE, AGM INSURED)              5.50       03/01/2012          159,546

                 26 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

CALIFORNIA LIMITED-TERM TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   ------------    -------------
CALIFORNIA (continued)
$    275,000   CALIFORNIA STATE FSA (GENERAL FUND REVENUE, AGM INSURED)              5.75%      12/01/2010    $     280,926
     200,000   CALIFORNIA STATE FSA (PROPERTY TAX REVENUE, AGM INSURED)              4.50       02/01/2011          204,578
     115,000   CALIFORNIA STATE MBIA-IBC (MISCELLANEOUS REVENUE, NATL-RE-IBC
               INSURED)                                                              6.25       09/01/2012          120,556
     190,000   CALIFORNIA STATE PREREFUNDED (GENERAL FUND REVENUE)                   5.00       10/01/2013          192,215
     100,000   CALIFORNIA STATE PREREFUNDED (GENERAL FUND REVENUE)                   5.25       12/01/2023          102,039
     300,000   CALIFORNIA STATE PREREFUNDED (GENERAL FUND REVENUE, XLCA INSURED)     5.25       10/01/2023          303,687
     165,000   CALIFORNIA STATE PREREFUNDED 2005 (GENERAL FUND REVENUE)              5.25       09/01/2021          166,360
     100,000   CALIFORNIA STATE PREREFUNDED 2005 (GENERAL FUND REVENUE)              5.25       09/01/2024          100,824
     485,000   CALIFORNIA STATE PRINCIPAL MUNI RAES SERIES 27 (TAX REVENUE,
               NATL-RE INSURED)                                                      1.05       09/01/2011          478,986
   1,020,000   CALIFORNIA STATE PUBLIC WORKS BOARD CALIFORNIA COMMUNITY
               COLLEGES SERIES A (LEASE REVENUE, AMBAC INSURED)                      5.25       12/01/2012        1,028,027
     100,000   CALIFORNIA STATE PUBLIC WORKS BOARD CALIFORNIA COMMUNITY
               COLLEGES SERIES A (LEASE REVENUE, AMBAC INSURED)                      5.50       04/01/2013          100,279
   1,930,000   CALIFORNIA STATE PUBLIC WORKS BOARD CALIFORNIA COMMUNITY
               COLLEGES SERIES B (LEASE REVENUE, NATL-RE INSURED)                    5.10       09/01/2013        1,939,322
     525,000   CALIFORNIA STATE PUBLIC WORKS BOARD CALIFORNIA COMMUNITY
               COLLEGES SERIES D (LEASE REVENUE)                                     5.25       10/01/2011          552,221
     750,000   CALIFORNIA STATE PUBLIC WORKS BOARD CALIFORNIA COMMUNITY
               COLLEGES SERIES D (LEASE REVENUE, NATL-RE INSURED)                    5.38       03/01/2012          752,430
   1,000,000   CALIFORNIA STATE PUBLIC WORKS BOARD CALIFORNIA STATE UNIVERSITY
               PROJECTS SERIES B-1 (LEASE REVENUE)                                   4.00       03/01/2016        1,026,200
   1,000,000   CALIFORNIA STATE PUBLIC WORKS BOARD CALIFORNIA STATE UNIVERSITY
               PROJECTS SERIES B-1 (LEASE REVENUE)                                   5.00       03/01/2017        1,072,560
     450,000   CALIFORNIA STATE PUBLIC WORKS BOARD CALIFORNIA STATE UNIVERSITY
               SERIES A (LEASE REVENUE, AMBAC INSURED)                               5.00       10/01/2010          451,539
     365,000   CALIFORNIA STATE PUBLIC WORKS BOARD CALIFORNIA STATE UNIVERSITY
               TRUSTEES SERIES B (LEASE REVENUE)                                     5.00       09/01/2013          366,701
     425,000   CALIFORNIA STATE PUBLIC WORKS BOARD DEPARTMENT OF CORRECTIONS &
               REHAB SERIES F (LEASE REVENUE, NATL-RE FGIC INSURED)                  5.00       11/01/2016          458,571
     760,000   CALIFORNIA STATE PUBLIC WORKS BOARD DEPARTMENT OF CORRECTIONS
               FSA CERTIFICATES OF ELIGIBILITY (LEASE REVENUE, AGM INSURED)          5.25       06/01/2015          829,259
     200,000   CALIFORNIA STATE PUBLIC WORKS BOARD DEPARTMENT OF CORRECTIONS
               SERIES A (LEASE REVENUE, AMBAC INSURED)                               4.75       09/01/2012          201,046
     640,000   CALIFORNIA STATE PUBLIC WORKS BOARD DEPARTMENT OF CORRECTIONS
               SERIES E (LEASE REVENUE)                                              5.00       06/01/2015          679,142
     845,000   CALIFORNIA STATE PUBLIC WORKS BOARD DEPARTMENT OF CORRECTIONS
               SERIES E (LEASING REVENUE, NATL-RE/IBC INSURED)                       5.50       06/01/2015          890,064
   1,830,000   CALIFORNIA STATE PUBLIC WORKS BOARD DEPARTMENT OF CORRECTIONS
               STATE PRISONS SERIES A (LEASE REVENUE, AMBAC INSURED)                 5.25       12/01/2013        1,908,068
     100,000   CALIFORNIA STATE PUBLIC WORKS BOARD DEPARTMENT OF HEALTH SERVICES
               (LEASE REVENUE, NATL-RE INSURED)                                      5.00       11/01/2010          101,341
     500,000   CALIFORNIA STATE PUBLIC WORKS BOARD DEPARTMENT OF HEALTH
               SERVICES SERIES A (LEASE REVENUE, NATL-RE INSURED)                    5.20       11/01/2012          506,430
     500,000   CALIFORNIA STATE PUBLIC WORKS BOARD DEPARTMENT OF HEALTH
               SERVICES SERIES A (LEASE REVENUE, NATL-RE INSURED)                    5.50       11/01/2015          506,510
     520,000   CALIFORNIA STATE PUBLIC WORKS BOARD DEPARTMENT OF MENTAL HEALTH
               SERIES A (HCFR)                                                       5.00       06/01/2011          535,787
     250,000   CALIFORNIA STATE PUBLIC WORKS BOARD OFFICE OF EMERGENCY SERVICES
               SERIES A (LEASE REVENUE)                                              5.00       03/01/2011          256,818
   2,500,000   CALIFORNIA STATE PUBLIC WORKS BOARD SERIES A (LEASE REVENUE)          6.50       09/01/2017        2,759,750
     850,000   CALIFORNIA STATE PUBLIC WORKS BOARD STATE ARCHIVES SERIES A
               (LEASE REVENUE, NATL-RE/IBC BANK INSURED)                             5.38       12/01/2010          853,162
     250,000   CALIFORNIA STATE PUBLIC WORKS BOARD TRUSTEES CALIFORNIA STATE
               UNIVERSITY SERIES A (LEASE REVENUE)                                   5.25       10/01/2013          251,868
     150,000   CALIFORNIA STATE PUBLIC WORKS BOARD UNIVERSITY OF CALIFORNIA
               RESEARCH PROJECT SERIES L (COLLEGE & UNIVERSITY REVENUE)              5.25       11/01/2010          152,366
     800,000   CALIFORNIA STATE VETERANS BONDS SERIES BG (TAX REVENUE, AGM
               INSURED)                                                              5.15       12/01/2015          801,816

                 Wells Fargo Advantage Municipal Income Funds 27


Portfolio of Investments--June 30, 2010

CALIFORNIA LIMITED-TERM TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   ------------    -------------
CALIFORNIA (continued)
$  1,000,000   CALIFORNIA STATE VETERANS BONDS SERIES CA (TAX REVENUE)               4.45%      12/01/2017    $   1,052,170
   2,760,000   CALIFORNIA STATEWIDE CDA AMERICAN BAPTIST HOMES WEST (HOUSING
               REVENUE)                                                              4.25       10/01/2015        2,760,718
     200,000   CALIFORNIA STATEWIDE CDA COP (LEASE REVENUE, ACA RADIAN
               INSURED)ss(a)(m)(n)                                                   1.04       05/15/2029          190,397
   1,150,000   CALIFORNIA STATEWIDE CDA COP HEALTH FACILITIES SERIES A
               (LEASE REVENUE, NATL-RE INSURED)                                      5.50       09/01/2014        1,253,926
     100,000   CALIFORNIA STATEWIDE CDA COP ST. JOSEPHS HEALTH SYSTEM
               OBLIGATION (HEALTH, HOSPITAL NURSING HOME REVENUE, ACA RADIAN
               INSURED)                                                              5.25       07/01/2010          100,013
   1,000,000   CALIFORNIA STATEWIDE CDA DISPOSAL REPUBLIC SERVICES SERIES A
               (RESOURCE RECOVERY REVENUE)                                           4.95       12/01/2012        1,047,060
   1,865,000   CALIFORNIA STATEWIDE CDA HENRY MAYO MEMORIAL HOSPITAL SERIES B
               (HCFR, AMBAC INSURED)                                                 4.00       10/01/2014        1,912,632
     610,000   CALIFORNIA STATEWIDE CDA INTERNATIONAL SCHOOL PENINSULA PROJECT
               (PRIVATE SCHOOLS REVENUE)                                             4.60       11/01/2013          602,180
     630,000   CALIFORNIA STATEWIDE CDA JOHN MUIR MT. DIABLO HEALTH SYSTEMS
               (HCFR, NATL-RE INSURED)                                               5.50       08/15/2012          656,139
     750,000   CALIFORNIA STATEWIDE CDA KAISER PERMANENTE SERIES B (HCFR)+/-         3.90       08/01/2031          763,920
     725,000   CALIFORNIA STATEWIDE CDA KAISER PERMANENTE SERIES C (HCFR)+/-         3.85       11/01/2029          750,266
   1,500,000   CALIFORNIA STATEWIDE CDA PROPOSITION 1A RECEIVABLES PROGRAM
               (OTHER REVENUE)                                                       4.00       06/15/2013        1,581,315
   4,000,000   CALIFORNIA STATEWIDE CDA PROPOSITION 1A RECEIVABLES PROGRAM
               (OTHER REVENUE)                                                       5.00       06/15/2013        4,331,000
     455,000   CALIFORNIA STATEWIDE CDA QUAIL RIDGE APARTMENTS SERIES E1
               (HOUSING REVENUE)                                                     4.25       07/01/2012          449,849
   2,000,000   CALIFORNIA STATEWIDE CDA RADY CHILDRENS HOSPITAL SERIES A
               (HOSPITAL REVENUE, U.S. BANK LOC)+/-ss                                1.90       08/15/2047        2,000,000
     300,000   CALIFORNIA STATEWIDE CDA SHERMAN OAKS PROJECT SERIES A
               (OTHER REVENUE, AMBAC INSURED)                                        5.50       08/01/2010          300,897
   1,390,000   CALIFORNIA STATEWIDE CDA SHERMAN OAKS PROJECT SERIES A
               (OTHER REVENUE, AMBAC INSURED)                                        5.50       08/01/2011        1,428,656
     700,000   CALIFORNIA STATEWIDE CDA SHERMAN OAKS PROJECT SERIES A
               (OTHER REVENUE, AMBAC INSURED)                                        5.50       08/01/2014          762,251
   1,160,000   CALIFORNIA STATEWIDE CDA ST. JOSEPH (HCFR, FSA INSURED)               4.50       07/01/2018        1,212,362
     200,000   CALIFORNIA STATEWIDE CDA SUTTER HEALTH SERIES D (HCFR, AGM
               INSURED)                                                              4.00       08/15/2010          200,740
     300,000   CAMPBELL CA UNION HIGH SCHOOL DISTRICT SERIES A
               (PROPERTY TAX REVENUE, NATL-RE FGIC INSURED)                          5.00       08/01/2010          301,131
     100,000   CATHEDRAL CITY CA PFA CATHEDRAL REDEVELOPMENT SERIES A
               (TAX ALLOCATION REVENUE, AMBAC INSURED)                               4.00       08/01/2010          100,189
     375,000   CENTINELA VALLEY CA UNION HIGH SCHOOL DISTRICT CAPITAL
               APPRECIATION SERIES A (PROPERTY TAX REVENUE, FSA INSURED)##           3.57       08/01/2015          312,893
     100,000   CERRITOS CA COMMUNITY COLLEGE DISTRICT ELECTION 2004 SERIES A
               (PROPERTY TAX REVENUE, NATL-RE INSURED)                               4.50       08/01/2010          100,348
     430,000   CHULA VISTA CA COP (LEASE REVENUE, NATL-RE INSURED)                   4.50       08/01/2016          440,092
     500,000   COALINGA CA PFA SENIOR LIEN NOTES SERIES A (OTHER REVENUE,
               AMBAC INSURED)                                                        5.85       09/15/2013          544,070
     705,000   COMPTON CA COMMUNITY RDA 2ND LIEN (TAX ALLOCATION REVENUE)            3.00       08/01/2011          713,481
     830,000   COMPTON CA COMMUNITY RDA 2ND LIEN (TAX ALLOCATION REVENUE)            3.00       08/01/2012          843,919
     855,000   COMPTON CA COMMUNITY RDA 2ND LIEN (TAX ALLOCATION REVENUE)            3.00       08/01/2013          856,744
   1,130,000   COMPTON CA COMMUNITY RDA 2ND LIEN (TAX ALLOCATION REVENUE)            3.50       08/01/2014        1,143,165
     230,000   COMPTON CA SOLID WASTE MANAGEMENT FACILITIES (RESOURCE RECOVERY
               REVENUE)                                                              4.80       08/01/2020          221,442
     195,000   CONTRA COSTA COUNTY CA PFA PLEASANT HILL BART PROJECT (TAX
               ALLOCATION REVENUE)                                                   5.13       08/01/2011          199,415
     450,000   CONTRA COSTA COUNTY CA PFA SERIES B (LEASE REVENUE, NATL-RE
               INSURED)                                                              4.00       06/01/2013          465,111
   1,205,000   CORONA CA PFA CITY HALL PROJECT SERIES B (LEASE REVENUE,
               NATL-RE INSURED)                                                      5.38       09/01/2018        1,224,172
     170,000   CORONA CA REDEVELOPMENT AGENCY MERGED DOWNTOWN AMENDED SERIES A
               (TAX ALLOCATION REVENUE, NATL-RE INSURED)                             3.50       09/01/2011          172,791
   1,555,000   CULVER CITY CA RDFA (TAX REVENUE, AMBAC INSURED)                      5.50       11/01/2014        1,605,118
   1,000,000   DINUBA CA MERGED CITY REDEVELOPMENT # 2 SUB NOTES (TAX
               INCREMENTAL REVENUE)                                                  4.40       10/01/2011        1,001,770
   1,500,000   DUARTE CA COP SERIES A (HEALTH & HOSPITAL REVENUE)                    5.25       04/01/2019        1,510,530
     150,000   EAST WHITTIER CA CITY SCHOOL FACULTIES FINANCING AUTHORITY
               SCHOOL GO PROGRAM
               (MISCELLANEOUS REVENUE, AGM GO OF DISTRICT INSURED)                   5.00       08/01/2010          150,590
   2,000,000   EL CAJON CA PFA SALES TAX SUPPORTED SERIES A (LEASE REVENUE)          4.00       08/01/2015        2,147,160

                 28 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

CALIFORNIA LIMITED-TERM TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
CALIFORNIA (continued)
$    100,000   ETIWANDA CA SCHOOL DISTRICT PFA (OTHER REVENUE, ASSURED GUARANTY)     4.50%      09/15/2010    $     100,791
     410,000   FOLSOM CA PFA REASSESSMENT PRAIRIE DISTRICT # 1 (OTHER REVENUE)       3.00       09/02/2010          410,730
     365,000   FOLSOM CA REDEVELOPMENT AGENCY CENTRAL FOLSOM REDEVELOPMENT
               PROJECT (TAX INCREMENTAL/ALLOCATION REVENUE)                          3.00       08/01/2010          365,383
     200,000   FOLSOM CA REDEVELOPMENT AGENCY CENTRAL FOLSOM REDEVELOPMENT
               PROJECT (TAX INCREMENTAL/ALLOCATION REVENUE)                          3.00       08/01/2011          202,234
     370,000   FOLSOM CORDOVA CA USD SCHOOL FACILITIES IMPROVEMENT DISTRICT # 1
               SERIES A (PROPERTY TAX REVENUE, NATL-RE INSURED)                      5.50       10/01/2015          395,230
     900,000   FOLSOM CORDOVA CA USD SCHOOL FACILITIES IMPROVEMENT DISTRICT # 1
               SERIES A (PROPERTY TAX REVENUE, NATL-RE INSURED)                      5.50       10/01/2016          961,371
     400,000   FONTANA CA PFA (LEASE REVENUE, AMBAC INSURED)                         5.00       09/01/2012          425,836
     825,000   FONTANA CA RDA SIERRA CORRIDOR COMMERCIAL REDEVELOPMENT PROJECT
               (TAX INCREMENTAL/ALLOCATION REVENUE, NATL-RE FGIC INSURED)            4.50       09/01/2015          857,728
   1,500,000   FONTANA CA USD BOND ANTICIPATION NOTES (PROPERTY TAX REVENUE)         4.00       12/01/2012        1,573,035
     580,000   FOOTHILL-EASTERN TRANSPORTATION CORRIDOR AGENCY
               (TOLL ROAD REVENUE, NATL-RE INSURED)##                                6.74       01/15/2017          376,159
     190,000   FRESNO CA JOINT POWERS FINANCING AUTHORITY FRESNO CITY HALL
               REFUNDING (LEASE REVENUE, AMBAC INSURED)                              5.25       08/01/2014          190,346
     650,000   FRESNO CA JOINT POWERS FINANCING AUTHORITY SERIES A (LEASE
               REVENUE, AGM INSURED)                                                 5.00       06/01/2017          673,387
     170,000   FRESNO CA SEWER REVENUE SERIES A-1 (SEWER REVENUE, AMBAC INSURED)     6.25       09/01/2010          171,651
     200,000   FRESNO CA USD SERIES A (PROPERTY TAX REVENUE, NATL-RE INSURED)        6.55       08/01/2020          228,248
     460,000   FULLERTON CA PFA (TAX INCREMENTAL REVENUE, AMBAC INSURED)             5.00       09/01/2011          476,077
     150,000   FULLERTON CA SCHOOL DISTRICT 2002 ELECTION SERIES B
               (PROPERTY TAX REVENUE, AGM INSURED)                                   4.50       08/01/2010          150,513
   1,000,000   GOLDEN EMPIRE SCHOOLS FINANCING AUTHORITY REFUNDING NOTES KERN
               HIGH SCHOOL DISTRICT PROJECTS (LEASE REVENUE)                         2.38       05/01/2012        1,004,910
     150,000   GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CA ENHANCED
               ASSET-BACKED SERIES A (TOBACCO SETTLEMENT REVENUE, AMBAC INSURED)     5.00       06/01/2011          154,265
   2,555,000   GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CA SERIES 2003
               A-1 (TOBACCO SETTLEMENT REVENUE)                                      6.25       06/01/2033        2,845,836
   3,000,000   GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CALIFORNIA
               TOBACCO SETTLEMENT SERIES A (OTHER REVENUE, AMBAC INSURED)            5.00       06/01/2013        3,203,730
     100,000   GOLDEN WEST CA SCHOOLS FINANCING AUTHORITY CAPITAL APPRECIATION
               SERIES A (OTHER REVENUE, NATL-RE INSURED)##                           0.87       08/01/2010           99,923
     200,000   GOLDEN WEST CA SCHOOLS FINANCING AUTHORITY CAPITAL APPRECIATION
               SERIES A (OTHER REVENUE, NATL-RE INSURED)##                           1.33       08/01/2011          197,098
     360,000   GOLDEN WEST CA SCHOOLS FINANCING AUTHORITY CAPITAL APPRECIATION
               SERIES A (OTHER REVENUE, NATL-RE INSURED)##                           2.35       02/01/2013          338,659
     235,000   GOLDEN WEST CA SCHOOLS FINANCING AUTHORITY CAPITAL APPRECIATION
               SERIES A (OTHER REVENUE, NATL-RE INSURED)##                           2.77       02/01/2014          212,743
     335,000   HANFORD CA JOINT UNION HIGH SCHOOL DISTRICT (PROPERTY TAX
               REVENUE, AGM INSURED)                                                 3.00       08/01/2011          342,296
     100,000   HAWTHORNE CA SCHOOL DISTRICT ELECTION 2008 SERIES A
               (PROPERTY TAX REVENUE, ASSURED GUARANTY)##                            2.61       08/01/2013           92,250
     100,000   HAWTHORNE CA SCHOOL DISTRICT ELECTION 2008 SERIES A
               (PROPERTY TAX REVENUE, ASSURED GUARANTY)##                            3.57       08/01/2015           83,438
     155,000   HAWTHORNE CA SCHOOL DISTRICT ELECTION 2008 SERIES A
               (PROPERTY TAX REVENUE, ASSURED GUARANTY)##                            3.87       08/01/2016          122,580
     165,000   HAWTHORNE CA SCHOOL DISTRICT ELECTION 2008 SERIES A
               (PROPERTY TAX REVENUE, ASSURED GUARANTY)##                            4.16       08/01/2017          123,050
     100,000   HIGHLAND CA COMMUNITY FACILITIES DISTRICT 90-1 SERIES A
               (TAX REVENUE, AMBAC INSURED)                                          4.25       09/01/2011          103,301
     240,000   HORICON CA ELEMENTARY SCHOOL DISTRICT (PROPERTY TAX REVENUE,
               AMBAC INSURED)                                                        4.00       08/01/2011          248,218
     265,000   HORICON CA ELEMENTARY SCHOOL DISTRICT (PROPERTY TAX REVENUE,
               AMBAC INSURED)                                                        4.00       08/01/2012          280,696
     280,000   HORICON CA ELEMENTARY SCHOOL DISTRICT (PROPERTY TAX REVENUE,
               AMBAC INSURED)                                                        4.00       08/01/2013          301,039
     295,000   HORICON CA ELEMENTARY SCHOOL DISTRICT (PROPERTY TAX REVENUE,
               AMBAC INSURED)                                                        4.00       08/01/2014          318,818
     200,000   INDIAN WELLS CA RDA WHITEWATER SERIES A (TAX ALLOCATION REVENUE,
               AMBAC INSURED)                                                        4.00       09/01/2010          200,706

                 Wells Fargo Advantage Municipal Income Funds 29


Portfolio of Investments--June 30, 2010

CALIFORNIA LIMITED-TERM TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE         VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
CALIFORNIA (continued)
 $   650,000   INDUSTRY CA (PROPERTY TAX REVENUE)                                     1.15%     07/01/2010    $     650,007
     395,000   INGLEWOOD CA RDA SUB LIEN MERGED REDEVELOPMENT PROJECT
               (TAX INCREMENTAL/ALLOCATION REVENUE, ACA INSURED)##                    4.46      05/01/2012          364,119
     150,000   INGLEWOOD CA RDA SUB LIEN MERGED REDEVELOPMENT PROJECT
               (TAX INCREMENTAL/ALLOCATION REVENUE, ACA INSURED)##                    4.81      05/01/2013          131,025
     200,000   IRVINE RANCH CA WATER DISTRICT CONSOLIDATED BONDS (PROPERTY TAX
               REVENUE, LANDESBANK HESSEN THURINGEN LOC)+/-ss                         0.13      10/01/2010          200,000
   2,500,000   KERN CA COMMUNITY COLLEGE DISTRICT COP (LEASE REVENUE)                 4.00      04/01/2014        2,571,875
     145,000   KEYES CA USD CAPITAL APPRECIATION (PROPERTY TAX REVENUE,
               NATL-RE INSURED)##                                                     3.07      08/01/2013          131,904
     150,000   KEYES CA USD CAPITAL APPRECIATION (PROPERTY TAX REVENUE,
               NATL-RE INSURED)##                                                     4.05      08/01/2015          122,195
     155,000   KEYES CA USD CAPITAL APPRECIATION (PROPERTY TAX REVENUE,
               NATL-RE INSURED)##                                                     4.35      08/01/2016          119,122
     260,000   LAKE ELSINORE CA SCHOOL FINANCING AUTHORITY HORSETHIEF CANYON
               (SPECIAL TAX REVENUE)                                                  5.35      09/01/2010          261,217
     750,000   LANCASTER CA RDA COMBINED REDEVELOPMENT PROJECT AREAS
               (TAX INCREMENTAL/ALLOCATION REVENUE)                                   4.50      08/01/2014          791,108
     585,000   LANCASTER CA RDA COMBINED REDEVELOPMENT PROJECT AREAS
               (TAX INCREMENTAL/ALLOCATION REVENUE)                                   4.75      08/01/2015          622,569
     340,000   LINDSAY CA USD COP (LEASE REVENUE, ASSURED GUARANTY)                   5.00      10/01/2014          372,137
     495,000   LODI CA USD COP ASPIRE PROJECT SERIES A (LEASE REVENUE, NATL-RE
               FGIC INSURED)                                                          4.00      08/01/2011          510,617
     250,000   LOMPOC CA USD ELECTION OF 2002 SERIES A (PROPERTY TAX REVENUE,
               NATL-RE FGIC INSURED)                                                  3.50      08/01/2010          250,503
   1,535,000   LONG BEACH CA BOND FINANCE AUTHORITY AQUARIUM OF THE PACIFIC
               (LEASE REVENUE, AMBAC INSURED)                                         5.50      11/01/2012        1,592,701
   1,045,000   LONG BEACH CA BOND FINANCE AUTHORITY AQUARIUM OF THE PACIFIC
               (LEASE REVENUE, AMBAC INSURED)                                         5.50      11/01/2015        1,067,938
   1,080,000   LONG BEACH CA BOND FINANCE AUTHORITY PUBLIC SAFETY FACILITIES
               PROJECTS (LEASE REVENUE, AMBAC INSURED)                                5.25      11/01/2013        1,128,913
   4,205,000   LONG BEACH CA BOND FINANCE AUTHORITY SERIES A (NAUTRAL GAS
               REVENUE)                                                               5.00      11/15/2011        4,376,606
   1,000,000   LONG BEACH CA COMMUNITY COLLEGE DISTRICT BOND ANTICIPATION
               NOTES SERIES A                                                         9.85      01/15/2013        1,199,840
     500,000   LONG BEACH CA HARBOR AMT SERIES A (AIRPORT REVENUE, NATL-RE
               INSURED)                                                               5.00      05/15/2016          544,835
     250,000   LONG BEACH CA PUBLIC SAFETY FACILITIES PROJECT (LEASE REVENUE,
               AMBAC INSURED)                                                         5.25      11/01/2015          257,515
     995,000   LONG BEACH CA SENIOR SERIES B (AIRPORT REVENUE)                        4.00      06/01/2014        1,022,711
     340,000   LOOMIS CA USD (PROPERTY TAX REVENUE, ASSURED GUARANTY)                 1.00      09/01/2010          340,218
     210,000   LOOMIS CA USD COP (LEASE REVENUE, AGM INSURED)                         2.00      10/01/2010          210,569
     145,000   LOS ANGELES CA CDA EARTHQUAKE DISASTER PROJECT SERIES D
               (TAX INCREMENTAL/ALLOCATION REVENUE)                                   5.00      09/01/2010          145,900
     255,000   LOS ANGELES CA CDA EARTHQUAKE DISASTER PROJECT SERIES D
               (TAX INCREMENTAL/ALLOCATION REVENUE)                                   5.00      09/01/2014          278,468
     375,000   LOS ANGELES CA CDA EARTHQUAKE DISASTER PROJECT SERIES D
               (TAX INCREMENTAL/ALLOCATION REVENUE)                                   5.00      09/01/2015          410,014
     150,000   LOS ANGELES CA CONVENTION & EXHIBIT CENTER SERIES A
               (LEASE REVENUE, NATL-RE INSURED)                                       6.00      08/15/2010          151,013
     230,000   LOS ANGELES CA COP HOLLYWOOD PRESBYTERIAN MEDICAL CENTER
               (LEASE REVENUE, INDLC INSURED )                                        9.63      07/01/2013          258,798
     395,000   LOS ANGELES CA DEPARTMENT OF WATER & POWER PREREFUNDED
               POWER SYSTEM SUBSERIES A-2 ( WATER REVENUE, NATL-RE INSURED)           5.38      07/01/2020          415,469
     605,000   LOS ANGELES CA DEPARTMENT OF WATER & POWER UNREFUNDED BALANCE
               POWER SYSTEM A-2 (WATER REVENUE, NATL-RE INSURED)                      5.38      07/01/2020          630,011
     230,000   LOS ANGELES CA DW&P PREREFUNDED MBIA (ELECTRIC, POWER & LIGHT
               REVENUES, NATL-RE INSURED)                                             4.75      08/15/2011          230,812
     100,000   LOS ANGELES CA HARBOR DEPARTMENT SERIES B (MARINA REVENUE,
               NATL-RE INSURED)                                                       4.00      08/01/2010          100,308
   2,000,000   LOS ANGELES CA SERIES A (PROPERTY TAX REVENUE, NATL-RE INSURED)        5.00      09/01/2019        2,207,880
     315,000   LOS ANGELES CA STATE CALIFORNIA DEPARTMENT SERIES A (LEASE
               REVENUE, NATL-RE INSURED)                                              5.63      05/01/2011          323,426
   3,000,000   LOS ANGELES CA USD COP MULTIPLE PROPERTIES SERIES A (LEASE
               REVENUE)                                                               3.00      12/01/2011        3,056,100
   1,750,000   LOS ANGELES CA USD COP REFUNDING SERIES A (LEASE REVENUE)              5.00      12/01/2015        1,889,720

                 30 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

CALIFORNIA LIMITED-TERM TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
CALIFORNIA (continued)
$  1,835,000   LOS ANGELES COUNTY CA CAPITAL ASSET LEASING CORPORATION SERIES B
               (LEASE REVENUE, AMBAC INSURED)                                        6.00%      12/01/2015    $   2,050,502
   1,000,000   LOS ANGELES COUNTY CA COMMUNITY FACILITIES DISTRICT # 5 ROWLAND
               HEIGHTS AREA (SPECIAL TAX REVENUE, AGM INSURED)                       5.00       09/01/2019        1,006,500
     600,000   LOS ANGELES COUNTY CA COP ANTELOPE VALLEY COURTHOUSE SERIES A
               (LEASE REVENUE, AMBAC INSURED)                                        5.25       11/01/2033          610,008
     100,000   LOS ANGELES COUNTY CA COP CAPITAL APPRECIATION DISNEY PACKAGE
               PROJECTS (LEASE REVENUE)##                                            2.52       03/01/2014           91,167
   1,225,000   LOS ANGELES COUNTY CA METROPOLITAN TRANSPORTATION AUTHORITY
               CAPITAL GRANT RECEIPTS GOLD LINE PROJECT SERIES A (SALES TAX
               REVENUE, NATL-RE INSURED)                                             5.00       10/01/2011        1,238,953
     500,000   LOS ANGELES COUNTY CA METROPOLITAN TRANSPORTATION AUTHORITY
               SERIES E (SALES TAX REVENUE)                                          3.00       07/01/2010          500,035
     250,000   LOS ANGELES COUNTY CA PUBLIC WORKS FINANCING AUTHORITY MASTER
               PROJECT SERIES A (LEASE REVENUE, NATL-RE INSURED)                     5.00       09/01/2011          260,270
     515,000   LOS ANGELES COUNTY CA PUBLIC WORKS FINANCING AUTHORITY MASTER
               PROJECT SERIES A (LEASE REVENUE, NATL-RE INSURED)                     5.00       09/01/2014          562,395
     800,000   LOS ANGELES COUNTY CA PUBLIC WORKS FINANCING AUTHORITY MASTER
               REFERENCE PROJECT SERIES A (LEASE REVENUE, MBIA INSURED)              5.00       12/01/2010          812,376
     560,000   LOS ANGELES COUNTY CA PUBLIC WORKS FINANCING AUTHORITY REGIONAL
               PARK & OPEN SPACE DISTRICT (SPECIAL ASSESSMENT REVENUE, AGM
               INSURED)                                                              5.00       10/01/2010          566,317
     250,000   LOS ANGELES COUNTY CA SANITATION DISTRICTS FINANCING AUTHORITY
               CAPITAL PROJECTS SERIES B (SEWER REVENUE, NATL-RE INSURED)            3.00       10/01/2010          251,085
     560,000   LOS ANGELES COUNTY CA TRANSPORTATION COMMISSION SALES SERIES B
               (SALES TAX REVENUE)                                                   6.50       07/01/2010          560,095
     235,000   M-S-R PUBLIC POWER AGENCY CA SAN JUAN PROJECT SERIES K
               (ELECTRIC POWER & LIGHT REVENUE, NATL-RE INSURED)                     4.00       07/01/2010          235,021
     100,000   MARIN COUNTY CA COP CAPITAL IMPROVEMENT PROJECTS SERIES B
               (LEASE REVENUE, AGM INSURED)                                          4.40       08/01/2010          100,311
     650,000   MENDOTA CA USD (PROPERTY TAX REVENUE)                                 5.00       05/01/2011          673,166
     300,000   METROPOLITAN WATER DISTRICT OF SOUTHERN CA SERIES B-2
               (UTILITIES REVENUE)+/-ss                                              0.43       07/01/2035          300,000
   2,000,000   METROPOLITAN WATER DISTRICT OF SOUTHERN CA WATERWORKS FLOATS
               SERIES C-1 (WATER REVENUE)+/-ss                                       0.18       07/01/2036        2,000,000
   1,000,000   MODESTO CA IRRIGATION DISTRICT COP CAPITAL IMPROVEMENTS SERIES A
               (LEASE REVENUE, AGM INSURED)                                          5.25       07/01/2016        1,055,360
     175,000   MODESTO CA IRRIGATION DISTRICT COP REFUNDING CAPITAL
               APPRECIATION & CAPITAL IMPROVEMENTS SERIES A (LEASE REVENUE,
               AMBAC INSURED)##                                                      3.53       07/01/2011          168,936
     900,000   MODESTO CA IRRIGATION DISTRICT COP REFUNDING CAPITAL
               APPRECIATION & CAPITAL IMPROVEMENTS SERIES A (LEASE REVENUE,
               AMBAC INSURED)##                                                      4.95       07/01/2016          670,581
     500,000   MOJAVE CA USD COP (LEASE REVENUE, AGM INSURED)##                      1.92       09/01/2012          479,420
     250,000   MOJAVE CA WATER AGENCY COP SUPPLEMENTAL TABLE A AMOUNT PROJECT
               (MISCELANEOUS REVENUE, AMBAC INSURED)                                 3.00       09/01/2010          250,940
     480,000   MORENO VALLEY CA PFA (LEASE REVENUE, AMBAC INSURED)                   5.00       11/01/2013          517,142
   1,070,000   MOUNT PLEASANT CA ELEMENTARY SCHOOL DISTRICT CAPITAL
               APPRECIATION 1998 ELECTION
               SERIES S (PROPERTY TAX REVENUE, AMBAC INSURED)##                      3.33       09/01/2014          931,596
     200,000   MOUNTAIN VIEW CA COP CITY HALL COMMUNITY THEATRE
               (LEASE REVENUE, NATL-RE INSURED)                                      4.00       08/01/2010          200,598
     500,000   MOUNTAIN VIEW CA SHORELINE REGIONAL PARK COMMUNITY SERIES A
               (TAX ALLOCATION REVENUE, NATL-RE INSURED)                             5.50       08/01/2013          501,185
     180,000   MURRIETA VALLEY CA USD PFA (PROPERTY TAX REVENUE, AGM INSURED)        5.00       09/01/2010          181,337
   1,000,000   NAPA-VALLEJO CA SOLID WASTE TRANSFER FACILITY (SOLID WASTE
               REVENUE)                                                              5.10       02/15/2011        1,001,910
     990,000   NAPA-VALLEJO CA SOLID WASTE TRANSFER FACILITY (SOLID WASTE
               REVENUE)                                                              5.30       02/15/2012          991,653
     300,000   NEW HAVEN CA USD CAPITAL APPRECIATION ELECTION OF 2003 SERIES A
               (PROPERTY TAX REVENUE, NATL-RE INSURED)##                             1.99       08/01/2010          299,475
     905,000   NEW HAVEN CA USD REFUNDING (PROPERTY TAX REVENUE, AGM INSURED)       12.00       08/01/2013        1,197,071
     100,000   NORCO CA RDA REFUNDING REDEVELOPMENT PROJECT AREA NUMBER 1
               (TAX ALLOCATION REVENUE)                                              4.00       03/01/2014          103,148

                        Wells Fargo Advantage Municipal Income Funds 31


Portfolio of Investments--June 30, 2010

CALIFORNIA LIMITED-TERM TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
CALIFORNIA (continued)
$    520,000   NORTH CITY WEST CA SCHOOL FACILITIES FINANCING AUTHORITY SUB
               SERIES B (SPECIAL TAX REVENUE, NATL-RE INSURED)                       5.00%      09/01/2010    $     522,428
   2,680,000   NORTHERN CA CALIFORNIA-OREGON TRANSMISSION PROJECT SERIES A
               (POWER REVENUE, NATL-RE INSURED)                                      7.00       05/01/2013        2,883,251
     750,000   NORTHERN CALIFORNIA POWER AGENCY UNREFUNDED BALANCE
               HYDROELECTRIC SERIES 1A (ELECTRIC, POWER & LIGHT REVENUES,
               NATL-RE INSURED)                                                      5.13       07/01/2023          750,098
     180,000   NORWALK CA COMMUNITY FACILITIES FINANCING AUTHORITY REFUNDING
               PARKING & IMPROVEMENT PROJECT SERIES A (LEASE REVENUE,
               AMBAC INSURED)                                                        3.90       04/01/2012          183,217
     100,000   NORWALK-LA MARINDA CA USD UNREFUNDED BALANCE (PROPERTY TAX
               REVENUES, NATL-RE INSURED)                                            5.00       08/01/2010          100,329
     225,000   OAKLAND CA COP OAKLAND MUSEUM SERIES A (LEASE REVENUE, AMBAC
               INSURED)                                                              5.00       04/01/2012          232,610
      50,000   OAKLAND CA JOINT POWERS FINANCING AUTHORITY OAKLAND CONVENTION
               CENTERS (LEASE REVENUE, AMBAC INSURED)                                5.50       10/01/2010           50,433
   1,125,000   OAKLAND CA JOINT POWERS FINANCING AUTHORITY OAKLAND CONVENTION
               CENTERS (LEASE REVENUE, AMBAC INSURED)                                5.50       10/01/2011        1,170,945
   1,145,000   OAKLAND CA JOINT POWERS FINANCING AUTHORITY OAKLAND CONVENTION
               CENTERS (LEASE REVENUE, AMBAC INSURED)                                5.50       10/01/2013        1,236,715
     580,000   OAKLAND CA JOINT POWERS FINANCING AUTHORITY OAKLAND CONVENTION
               CENTERS (LEASE REVENUE, AMBAC INSURED)                                5.50       10/01/2014          631,411
     300,000   OAKLAND CA JOINT POWERS FINANCING AUTHORITY SERIES A-1
               (LEASE REVENUE, ASSURED GUARANTY)                                     3.50       01/01/2011          304,116
     200,000   OAKLAND CA RDA CENTRAL DISTRICT REDEVELOPMENT (TAX ALLOCATION
               REVENUE, NATL-RE & FGIC INSURED)                                      5.00       09/01/2010          200,934
     105,000   OAKLAND CA RDA SUB TAX ALLOCATION CENTRE DISTRIBUTION
               (TAX ALLOCATION REVENUE, NATL-RE FGIC INSURED)                        5.50       09/01/2012          111,697
     260,000   OAKLAND CA RDA SUB TAX ALLOCATION CENTRE DISTRIBUTION
               (TAX ALLOCATION REVENUE, NATL-RE FGIC INSURED)                        5.50       09/01/2015          272,116
     500,000   OAKLAND CA USD ALAMEDA COUNTY (PROPERTY TAX REVENUE, NATL-RE
               INSURED)                                                              3.75       08/01/2012          516,300
     280,000   OAKLAND CA USD ALAMEDA COUNTY ELECTION 2000
               (PROPERTY TAX REVENUE, NATL-RE INSURED)                               5.00       08/01/2016          296,554
     435,000   OAKLAND CA USD ALAMEDA COUNTY ELECTION 2006 SERIES A (PROPERTY
               TAX REVENUE)                                                          4.00       08/01/2014          451,908
   2,000,000   ORANGE COUNTY CA LOCAL TRANSPORATION AUTHORITY REGISTERED
               LINKED SAVRS & RIBS (SALES TAX REVENUE, AMBAC & TCRS INSURED)         6.20       02/14/2011        2,041,720
     750,000   ORANGE COUNTY CA LOCAL TRANSPORTATION AUTHORITY LINKED SAVERS &
               RIBS (SALES TAX REVENUE)                                              6.20       02/14/2011          765,645
     185,000   OXNARD CA COP (LEASE REVENUE, AMBAC INSURED)                          4.45       06/01/2012          186,269
     200,000   PADRE DAM CA MUNICIPAL WATER DISTRICT COP CAPITAL IMPROVEMENT
               PROJECT SERIES A (LEASE REVENUE)                                      2.00       10/01/2010          200,780
     150,000   PALM DESERT CA FINANCING AUTHORITY HOUSING SET-ASIDE (TAX
               INCREMENTAL REVENUE, NATL-RE INSURED)                                 5.00       10/01/2013          160,716
   1,150,000   PALM DESERT CA FINANCING AUTHORITY PROJECT AREA # 1 SERIES A
               (TAX INCREMENTAL REVENUE, NATL-RE INSURED)                            4.50       04/01/2011        1,173,552
     290,000   PALM SPRINGS CA AIRPORT SUB LIEN PALM SPRINGS INTERNATIONAL
               AIRPORT (AIRPORT REVENUE)                                             5.10       07/01/2012          291,720
     410,000   PALM SPRINGS CA AIRPORT SUB LIEN PALM SPRINGS INTERNATIONAL
               AIRPORT (AIRPORT REVENUE)                                             5.20       07/01/2013          410,316
     130,000   PALM SPRINGS CA AIRPORT SUB LIEN PALM SPRINGS INTERNATIONAL
               AIRPORT (AIRPORT REVENUE)                                             5.30       07/01/2013          129,042
     430,000   PALM SPRINGS CA AIRPORT SUB LIEN PALM SPRINGS INTERNATIONAL
               AIRPORT (AIRPORT REVENUE)                                             5.30       07/01/2014          420,321
     987,811   PALO VERDE CA USD FLEXFUND PROGRAM (EDUCATIONAL FACILITIES
               REVENUE)(i)                                                           4.80       09/01/2027          960,597
     135,000   PALOS VERDES PENINSULA CA USD SERIES A (PROPERTY TAX REVENUE)         5.75       11/01/2018          138,841
     200,000   PERALTA CA COMMUNITY COLLEGE DISTRICT ELECTION 2000 SERIES D
               (PROPERTY TAX REVENUE, AGM INSURED)                                   4.00       08/01/2010          200,608
   1,830,000   POMONA CA PFA REDEVELOPMENT PROJECT SERIES AD
               (TAX ALLOCATION REVENUE, NATL-RE INSURED)                             4.75       02/01/2013        1,854,376

                        32 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

CALIFORNIA LIMITED-TERM TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
CALIFORNIA (continued)
$  1,145,000   POMONA CA USD SERIES A (PROPERTY TAX REVENUE, NATL-RE INSURED)        6.15%      08/01/2015    $   1,244,203
   1,000,000   PORT OAKLAND CA REFUNDING SERIES N (OTHER REVENUE, NATL-RE
               INSURED)                                                              5.00       11/01/2014        1,046,950
     105,000   PORT OF OAKLAND CA SERIES A (MARINA REVENUE, NATL-RE INSURED)         5.00       11/01/2010          106,299
   2,430,000   PORT OF OAKLAND CA SERIES K UNREFUNDED (MARINA REVENUE, NATL-RE
               FGIC INSURED)                                                         5.75       11/01/2012        2,437,995
   1,000,000   PORT OF OAKLAND CA SERIES K UNREFUNDED (MARINA REVENUE, NATL-RE
               FGIC INSURED)                                                         5.75       11/01/2013        1,002,670
     995,000   PORT OF OAKLAND CA SERIES K UNREFUNDED (MARINA REVENUE, NATL-RE
               FGIC INSURED)                                                         5.75       11/01/2014          997,298
     500,000   PORT OF OAKLAND CA SERIES K UNREFUNDED (MARINA REVENUE, NATL-RE
               FGIC INSURED)                                                         5.88       11/01/2017          500,645
     180,000   PORTERVILLE CA USD COP REFINANCING & CAPITAL IMPROVEMENTS PROJECT
               (LEASE REVENUE, AGM INSURED)                                          4.00       09/01/2010          180,812
   1,015,000   POWAY CA COMMUNITY FACILITIES DISTRICT # 88-1 PARKWAY BUSINESS
               (OTHER REVENUE)                                                       2.00       08/15/2010        1,015,284
   1,100,000   POWAY CA COMMUNITY FACILITIES DISTRICT # 88-1 PARKWAY BUSINESS
               (OTHER REVENUE)                                                       3.63       08/15/2014        1,105,291
     550,000   POWAY CA RDA PAGUAY REDEVELOPMENT PROJECT SERIES A
               (TAX ALLOCATION REVENUE, NATL-RE INSURED)                             4.50       06/15/2014          571,428
     500,000   RANCHO CUCAMONGA CA REDEVELOPMENT AGENCY RANCHO REDEVELOPMENT
               PROJECT (TAX INCREMENTAL REVENUE, AGM INSURED)                        5.00       09/01/2013          503,180
     350,000   RANCHO CUCAMONGA CA REDEVELOPMENT AGENCY RANCHO REDEVELOPMENT
               PROJECT (TAX INCREMENTAL REVENUE, AMBAC INSURED)                      5.00       09/01/2011          362,565
   1,000,000   RICHMOND CA COMMUNITY RDA REFUNDING SUBORDINATED MERGED PROJECT
               SERIES A (TAX ALLOCATION REVENUE)                                     3.00       09/01/2010        1,002,840
     100,000   RIVERSIDE CA COMMUNITY COLLEGE DISTRICT (PROPERTY TAX REVENUE,
               AGM INSURED)                                                          5.00       08/01/2010          100,390
   1,100,000   RIVERSIDE CA COMMUNITY FACILITIES DISTRICT # 90-1 SERIES A
               (SPECIAL TAX REVENUE, NATL-RE INSURED)                                5.50       09/01/2013        1,132,736
     100,000   RIVERSIDE COUNTY CA ASSET LEASING CORP HOSPITAL PROJECT SERIES B
               (HCFR, NATL-RE INSURED)                                               5.70       06/01/2016          104,228
   1,200,000   RIVERSIDE COUNTY CA PALM DESERT FINANCING AUTHORITY SERIES A
               (LEASE REVENUE)                                                       4.50       05/01/2012        1,268,016
     545,000   RIVERSIDE COUNTY CA PFA JURUPA VALLEY DESERT & INTERSTATE 215
               (TAX INCREMENTAL/ALLOCATION REVENUE, NATL-RE INSURED)                 4.50       10/01/2015          554,974
   1,000,000   RIVERSIDE COUNTY CA PFA JURUPA VALLEY DESERT & INTERSTATE 215
               (TAX INCREMENTAL/ALLOCATION REVENUE, NATL-RE INSURED)                 5.00       10/01/2014        1,045,380
   1,510,000   ROBLA CA SCHOOL DISTRICT SERIES B (PROPERTY TAX REVENUE, NATL-RE
               INSURED)##                                                            4.92       08/01/2018        1,017,906
     500,000   ROSEVILLE CA NATURAL GAS FINANCING AUTHORITY (NATURAL GAS
               REVENUE)                                                              5.00       02/15/2015          525,465
     500,000   ROSEVILLE CITY CA SCHOOL DISTRICT COP FINANCING PROJECT
               (LEASE REVENUE, AGM INSURED)                                          4.75       09/01/2016          501,780
   1,000,000   SACRAMENTO CA AIRPORT GRANT SERIES D (AIRPORT REVENUE)                5.00       07/01/2014        1,114,240
     190,000   SACRAMENTO CA CITY FINANCING AUTHORITY (LEASE REVENUE)                5.00       07/01/2010          190,015
     535,000   SACRAMENTO CA CITY FINANCING AUTHORITY BUILDING SERIES A
               (LEASE REVENUE, AMBAC INSURED)                                        5.25       05/01/2015          539,403
   1,050,000   SACRAMENTO CA CITY FINANCING AUTHORITY EPA BUILDING SERIES B
               (LEASE REVENUE, AMBAC INSURED)                                        5.00       05/01/2014        1,057,560
     375,000   SACRAMENTO CA CITY FINANCING AUTHORITY SERIES A (LEASE REVENUE,
               AMBAC INSURED)                                                        5.38       11/01/2014          396,919
   1,185,000   SACRAMENTO CA CITY FINANCING AUTHORITY SERIES B (LEASE REVENUE)       5.00       11/01/2014        1,243,717
     575,000   SACRAMENTO CA MUD SERIES G (POWER REVENUE, NATL-RE INSURED)           6.50       09/01/2013          617,705
     250,000   SACRAMENTO CA MUD SERIES O (ELECTRIC REVENUE, NATL-RE INSURED)        5.25       08/15/2016          258,655
     310,000   SACRAMENTO CA MUD SERIES O (POWER REVENUE, NATL-RE INSURED)           5.25       08/15/2015          320,732
     100,000   SACRAMENTO CA MUD SERIES R (ELECTRIC REVENUE, NATL-RE INSURED)        4.00       08/15/2010          100,387
     600,000   SACRAMENTO CA MUD SERIES S (POWER REVENUE, AGM INSURED)               5.00       11/15/2010          610,314
   1,000,000   SACRAMENTO COUNTY CA SANITATION DISTRICT FINANCING AUTHORITY
               SERIES A (SEWER REVENUE)                                              6.00       12/01/2014        1,032,470
     100,000   SADDLEBACK VALLEY CA USD PFA SERIES A (TAX REVENUE, AGM INSURED)      4.30       09/01/2010          100,586
     985,000   SALINAS VALLEY CA SOLID WASTE AUTHORITY (SOLID WASTE REVENUE,
               AMBAC INSURED)                                                        5.00       08/01/2012        1,027,513
   1,425,000   SAN BERNARDINO CA JOINT POWERS FINANCING AUTHORITY SERIES A
               (TAX ALLOCATION REVENUE, AGM INSURED)                                 5.75       10/01/2014        1,598,266
   2,000,000   SAN BERNARDINO COUNTY CA COP ARROWHEAD PROJECT SERIES A (LEASE
               REVENUE)                                                              5.50       08/01/2020        2,140,800
     805,000   SAN BERNARDINO COUNTY CA COP MEDICAL CENTRE FINANCING PROJECT
               (LEASE REVENUE, NATL-RE INSURED)                                      5.50       08/01/2017          830,945
     815,000   SAN BERNARDINO COUNTY CA FINANCING AUTHORITY FACILITIES PROJECT
               (OTHER REVENUE)                                                       5.10       06/01/2017          766,353

                        Wells Fargo Advantage Municipal Income Funds 33


Portfolio of Investments--June 30, 2010

CALIFORNIA LIMITED-TERM TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
CALIFORNIA (continued)
$    200,000   SAN BUENAVENTURA CA COP REFUNDING SERIES B (LEASE REVENUE, AMBAC
               INSURED)                                                              5.00%      01/01/2011    $     204,156
     255,000   SAN DIEGO CA PFFA WATER PROJECT SERIES A (WATER REVENUE)              3.00       08/01/2010          255,564
   1,825,000   SAN DIEGO CA PUBLIC FACILITIES FINANCING REFUNDING BALLPARK
               SERIES A (LEASE REVENUE, AMBAC INSURED)                               5.00       02/15/2016        1,978,537
     375,000   SAN DIEGO CA RDA CENTRE CITY REDEVELOPMENT SERIES A
               (TAX ALLOCATION REVENUE, AMBAC INSURED)                               5.13       09/01/2011          383,291
     540,000   SAN DIEGO CA RDA TAX ALLOCATION CENTRE CITY SERIES A
               (TAX INCREMENTAL REVENUE, XLCA INSURED)                               5.00       09/01/2014          584,210
     100,000   SAN DIEGO CA USD SERIES C (PROPERTY TAX REVENUE, AGM INSURED)         5.00       07/01/2021          106,129
   3,600,000   SAN DIEGO COUNTY CA COP (LEASE REVENUE, AMBAC INSURED)                5.63       09/01/2012        3,697,740
     250,000   SAN DIEGO COUNTY CA COP N&E COUNTY JUSTICE FACILITIES
               (LEASE REVENUE, AGM INSURED)                                          4.25       11/15/2010          253,158
     390,000   SAN FRANCISCO CA AIRPORT IMPROVEMENT UNITED AIRLINES
               INCORPORATED PROJECT (AIRPORT REVENUE)                                8.00       07/01/2013          429,347
     250,000   SAN FRANCISCO CA CITY & COUNTY AIRPORTS COMMISSION SECOND SERIES
               37D (AIRPORT REVENUE, AGM INSURED)+/-ss                               0.37       05/01/2030          250,000
     240,000   SAN FRANCISCO CA CITY & COUNTY AIRPORTS COMMISSION SECOND SERIES
               ISSUE 30 (AIRPORT REVENUE, XLCA INSURED)                              4.00       05/01/2014          254,016
     300,000   SAN FRANCISCO CA CITY & COUNTY RDA CAPITAL APPRECIATION
               REDEVELOPMENT PROJECT SERIES C (TAX ALLOCATION REVENUE, NATL-RE
               INSURED)##                                                            2.90       08/01/2013          274,269
     750,000   SAN FRANCISCO CA CITY & COUNTY RDA REDEVELOPMENT PROJECT SERIES C
               (TAX ALLOCATION REVENUE, NATL-RE FGIC INSURED)                        4.50       08/01/2010          751,613
     100,000   SAN FRANCISCO CA CITY & COUNTY RDFA (SALES TAX REVENUE, AGM
               INSURED)                                                              5.00       07/01/2010          100,011
   1,000,000   SAN FRANCISCO CA CITY & COUNTY RDFA GEORGE R. MOSCONE CENTER
               (LEASE REVENUE, AGM INSURED)                                          5.00       07/01/2017        1,049,040
     125,000   SAN FRANCISCO CA CITY & COUNTY RDFA MISSION BAY NORTH
               REDEVELOPMENT SERIES C (TAX REVENUE)                                  4.50       08/01/2014          131,851
     310,000   SAN FRANCISCO CA CITY & COUNTY RDFA MISSION BAY NORTH
               REDEVELOPMENT SERIES C (TAX REVENUE)                                  4.50       08/01/2016          321,972
     500,000   SAN FRANCISCO CA CITY & COUNTY RDFA MISSION BAY SOUTH
               REDEVELOPMENT SERIES D (TAX REVENUE)                                  4.00       08/01/2012          513,295
     500,000   SAN FRANCISCO CA CITY & COUNTY RDFA MISSION BAY SOUTH
               REDEVELOPMENT SERIES D (TAX REVENUE)                                  5.00       08/01/2014          533,020
   2,000,000   SAN FRANCISCO CA CITY & COUNTY RDFA SAN FRANCISCO REDEVELOPMENT
               PROJECT SERIES B (TAX REVENUE, NATL-RE FGIC INSURED)                  5.25       08/01/2018        2,069,480
     250,000   SAN FRANCISCO CITY & COUNTY CA RDFA SAN FRANCISCO REDEVELOPMENT
               PROJECT SERIES B (TAX REVENUE, NATL-RE FGIC INSURED)                  5.25       08/01/2013          268,135
     350,000   SAN JACINTO CA USD COP (LEASE REVENUE, AGM INSURED)                   2.00       09/01/2011          354,578
     760,000   SAN JOAQUIN COUNTY CA COP COUNTY ADMINISTRATION BUILDING
               (LEASE REVENUE, NATL-RE INSURED)                                      5.00       11/15/2014          821,568
   1,000,000   SAN JOSE CA FINANCING AUTHORITY CONVENTION CENTER PROJECT SERIES
               F (LEASE REVENUE, NATL-RE INSURED)                                    5.00       09/01/2015        1,039,330
     100,000   SAN JOSE CA LIBRARY, PARKS & PUBLIC SAFETY PROJECTS (PROPERTY
               TAX REVENUE)                                                          4.00       09/01/2010          100,639
     100,000   SAN JOSE CA REDEVELOPMENT AGENCY MERGED AREA REDEVELOPMENT
               PROJECT SERIES A (TAX ALLOCATION REVENUE, NATL-RE INSURED)            4.00       08/01/2010          100,178
     675,000   SAN JOSE CA REDEVELOPMENT AGENCY SERIES A (TAX ALLOCATION
               REVENUE)                                                              5.25       08/01/2011          698,402
     550,000   SAN JOSE CA REDEVELOPMENT AGENCY SERIES A (TAX ALLOCATION
               REVENUE)                                                              6.13       08/01/2015          604,621
     150,000   SAN JOSE CA USD SANTA CLARA COUNTY ELECTION OF 2002 SERIES C
               (PROPERTY TAX REVENUE, NATL-RE FGIC INSURED)                          4.00       08/01/2010          150,455
   1,000,000   SAN LUIS & DELTA MENDOTA CA WATER AUTHORITY DHCCP DEVELOPMENT
               PROJECT SERIES A (WATER REVENUE)                                      4.50       03/01/2014        1,067,210
     200,000   SANTA ANA CA USD (PROPERTY TAX REVENUE, NATL-RE INSURED)              4.00       08/01/2011          206,292
     995,000   SANTA CLARA CA SUBSERIES B (ELECTRIC REVENUE, DEXIA CREDIT LOCAL
               DE FRANCE LOC)+/-ss                                                   0.28       07/01/2027          995,000
     200,000   SANTA CLARA COUNTY CA FINANCING AUTHORITY FACILITY REPLACEMENT
               PROJECT SERIES A (HCFR, AMBAC INSURED)                                7.75       11/15/2011          219,200
   1,090,000   SANTA CLARA VALLEY CA TRANSPORTATION AUTHORITY SERIES A (SALES
               TAX REVENUE)+/-ss                                                     0.33       06/01/2026        1,090,000

                        34 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

CALIFORNIA LIMITED-TERM TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
CALIFORNIA (continued)
$    120,000   SANTA CRUZ COUNTY CA RDA LIVE OAK SOQUEL COMMUNITY IMPROVEMENT
               SERIES A (TAX ALLOCATION REVENUE)                                     4.20%      09/01/2012    $     124,922
      75,000   SANTA MARGARITA-DANA POINT AUTHORITY CA IMPROVEMENT DISTRICTS 1,
               2, 2A & 8 SERIES A (OTHER REVENUE, NATL-RE INSURED)                   7.25       08/01/2010           75,375
   1,170,000   SANTA MARIA CA WATER & WASTEWATER CAPITAL APPRECIATION SUB
               SERIES A (SEWER REVENUE, AMBAC INSURED)##                             3.40       08/01/2014        1,018,649
     150,000   SAUGUS CA UNION SCHOOL DISTRICT (PROPERTY TAX REVENUE, NATL-RE
               FGIC INSURED)                                                         4.00       08/01/2010          150,449
     500,000   SIERRA CA JOINT COMMUNITY COLLEGE DISTRICT SCHOOL FACILITIES
               IMPROVEMENT DISTRICT # 2 CAPITAL APPRECIATION WESTERN NEVADA
               SERIES B (PROPERTY TAX REVENUE, NATL-RE INSURED)##                    3.36       08/01/2015          421,675
     250,000   SIGNAL HILL CA REDEVELOPMENT PROJECT # 1 (TAX ALLOCATION REVENUE)     3.00       10/01/2010          251,230
     550,000   SIGNAL HILL CA REDEVELOPMENT PROJECT # 1 (TAX ALLOCATION REVENUE)     4.13       10/01/2016          562,672
     250,000   SONOMA COUNTY CA COP REFINANCING SERIES A (LEASE REVENUE,
               NATL-RE INSURED)                                                      3.00       11/15/2010          252,085
   1,365,000   SOUTH GATE CA PFA SOUTHGATE REDEVELOPMENT PROJECT # 1
               (TAX REVENUE, AMBAC INSURED)                                          5.25       09/01/2019        1,399,180
     500,000   SOUTH ORANGE COUNTY CA PFA FOOTHILL AREA SERIES C
               (SPECIAL TAX REVENUE, NATL-RE FGIC INSURED)                           6.50       08/15/2010          502,915
     500,000   SOUTHERN CA PUBLIC POWER AUTHORITY NATIONAL GAS PROJECT # 1
               SERIES A (NATURAL GAS REVENUE)                                        5.00       11/01/2012          530,270
     250,000   SOUTHWESTERN COMMUNITY COLLEGE DISTRICT CA (PROPERTY TAX REVENUE,
               NATL-RE INSURED)                                                      3.00       08/01/2010          250,535
     100,000   SUNNYVALE CA (SOLID WASTE REVENUE, AMBAC INSURED)                     5.00       10/01/2010          101,047
     150,000   SWEETWATER CA UNION HIGH SCHOOL DISTRICT (LEASE REVENUE, NATL-RE)     3.25       09/01/2010          150,374
   2,170,000   TORRANCE CA RDA REFERENDUM SENIOR LIEN SERIES C (TAX ALLOCATION
               REVENUE, NATL-RE INSURED)                                             5.45       09/01/2018        2,190,789
     315,000   TRACY CA JOINT USD ELECTION 2006 (PROPERTY TAX REVENUE, AGM
               INSURED)                                                              6.00       08/01/2013          358,029
     345,000   TRACY CA JOINT USD ELECTION 2006 (PROPERTY TAX REVENUE, AGM
               INSURED)                                                              8.00       08/01/2012          394,018
     400,000   TURLOCK CA IRRIGATION DISTRICT SERIES A (ELECTRIC, POWER & LIGHT
               REVENUE, NATL-RE INSURED)                                             6.00       01/01/2011          409,556
     500,000   TURLOCK CA IRRIGATION DISTRICT SERIES A (UTILITIES REVENUE,
               NATL-RE INSURED)                                                      5.00       01/01/2014          500,395
     630,000   TUSTIN CA COMMUNITY REDEVELOPMENT AGENCY (TAX ALLOCATION
               REVENUE, AGM INSURED)                                                 2.00       09/01/2010          631,021
     150,000   TUSTIN CA USD COMMUNITY DISTRICT # 88-1 (SPECIAL TAX REVENUE,
               AGM INSURED)                                                          5.00       09/01/2011          151,023
     155,000   UNION CITY CA COMMUNITY REDEVELOPMENT AGENCY UNION CITY COMMUNITY
               REDEVELOPMENT PROJECT (TAX ALLOCATION REVENUE, ASSURED GUARANTY)      3.00       10/01/2013          162,302
   1,000,000   UNIVERSITY OF CALIFORNIA LIMITED PROJECT SERIES B (COLLEGE &
               UNIVERSITY REVENUE, AGM INSURED)                                      5.00       05/15/2019        1,101,450
     200,000   UNIVERSITY OF CALIFORNIA MULTIPLE PURPOSE PROJECT SERIES O
               (COLLEGE & UNIVERSITY REVENUE, FGIC INSURED)                          5.00       09/01/2027          203,596
     500,000   VAL VERDE CA USD 2008 ELECTION SERIES B (PROPERTY TAX REVENUE,
               AGM INSURED)                                                          3.00       08/01/2011          511,005
     545,000   VALLEJO CITY CA USD SERIES A (PROPERTY TAX REVENUE, NATL-RE
               INSURED)                                                              5.00       02/01/2013          564,658
   1,230,000   VICTOR CA ELEMENTARY SCHOOL DISTRICT SCHOOL CONSTRUCTION REFING
               PROJECT (LEASE REVENUE, NATL-RE INSURED)                              6.45       05/01/2018        1,311,906
     280,000   VICTOR VALLEY CA JOINT USD CAPITAL APPRECIATION BONDS
               (PROPERTY TAX REVENUE, ASSURED GUARANTY)##                            3.36       08/01/2015          236,138
     150,000   VISALIA CA USD (PROPERTY TAX REVENUE)                                 2.00       08/01/2010          150,171
     265,000   WALNUT VALLEY CA USD REFUNDING SERIES A (PROPERTY TAX REVENUE,
               NATL-RE)                                                              7.20       02/01/2016          290,959
     465,000   WASHINGTON CA USD YOLO COUNTY COP NEW HIGH SCHOOL PROJECT
               (LEASE REVENUE, AMBAC INSURED)                                        4.25       08/01/2013          487,041
     500,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT (HCFR)                    5.00       07/01/2011          503,900
   1,000,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT (HCFR)                    5.00       07/01/2012        1,007,560
     905,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT SERIES A (HCFR)           5.00       07/01/2013          972,775
     975,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT SERIES A (HCFR)           5.00       07/01/2014        1,058,002
   2,355,000   WEST CONTRA COSTA CA USD 2000 ELECTION SERIES C (PROPERTY TAX
               REVENUE, NATL-RE FGIC INSURED)                                        5.25       08/01/2018        2,410,484
     520,000   WEST CONTRA COSTA CA USD CABS (PROPERTY TAX REVENUE, NATL-RE
               INSURED)##                                                            2.65       08/01/2011          505,232

                        Wells Fargo Advantage Municipal Income Funds 35


Portfolio of Investments--June 30, 2010

CALIFORNIA LIMITED-TERM TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
CALIFORNIA (continued)
 $  415,000    WEST CONTRA COSTA CA USD ELECTION OF 2002 SERIES B
               (PROPERTY TAX REVENUE, AGM INSURED)                                   5.00%       08/01/2018      $  434,277
    220,000    WESTSIDE CA USD 2008 ELECTION SERIES A (PROPERTY TAX REVENUE)         3.00        08/01/2010         220,486
  1,000,000    WHITTIER CA HCFR PRESBYTERIAN INTERCOMMUNITY HOSPITAL SERIES D
               (HCFR)                                                                4.00        06/01/2013       1,046,080
    245,000    WHITTIER CA PFA GREENLEAF AVENUE WHITTIER RDA SERIES A (LEASE
               REVENUE)                                                              5.00        11/01/2012         248,837
    415,000    YUBA CITY CA USD SCHOOL FACILITIES IMPROVEMENT 2004-1 SERIES A
               (PROPERTY TAX REVENUE, NATL-RE INSURED)                              10.00        09/01/2010         421,380
                                                                                                                 300,162,277
                                                                                                                ------------
 GUAM: 0.16%
    500,000    GUAM GOVERNMENT LIMITED OBLIGATION SECTION 30 SERIES A (OTHER
               REVENUE)                                                              5.00        12/01/2012         529,160
                                                                                                                ------------
PUERTO RICO:   4.10%
  1,210,000    PUERTO RICO COMMONWEALTH INFRASTRUCTURE FINANCING AUTHORITY
               SERIES A
               (SALES TAX REVENUE, AMBAC
               INSURED)                                                              5.25        07/01/2010       1,210,109
    805,000    PUERTO RICO COMMONWEALTH PUBLIC IMPROVEMENT
               (PROPERTY TAX REVENUE, NATL-RE INSURED)                               5.75        07/01/2020         805,105
    500,000    PUERTO RICO ELECTRIC POWER AUTHORITY SERIES EE (ELECTRIC
               REVENUE, NATL-RE INSURED)                                             5.00        07/01/2012         500,065
  2,000,000    PUERTO RICO ELECTRIC POWER AUTHORITY SERIES JJ (ELECTRIC
               REVENUE, NATL-RE INSURED)                                             5.25        07/01/2013       2,187,660
  1,000,000    PUERTO RICO ELECTRIC POWER AUTHORITY SERIES KK (ELECTRIC
               REVENUE, XLCA INSURED)                                                5.00        07/01/2011       1,039,660
  2,000,000    PUERTO RICO HFA VIVIENDA MODERNIZATION (HOUSING REVENUE)              4.75        10/01/2011       2,002,440
    860,000    PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY
               (FUEL SALES TAX REVENUE, NATL-RE INSURED)                             5.25        07/01/2014         869,890
    595,000    PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES Z
               (FUEL SALES TAX REVENUE, NATL-RE INSURED)                             6.25        07/01/2010         595,089
  1,015,000    PUERTO RICO MUNICIPAL FINANCE AGENCY SERIES B (PROPERTY TAX
               REVENUE LOC)                                                          5.63        08/01/2010       1,018,857
  1,125,000    PUERTO RICO MUNICIPAL FINANCING AGENCY SERIES C
               (PROPERTY TAX REVENUE, AGM
               INSURED)                                                              5.00        08/01/2013       1,216,294
  2,000,000    PUERTO RICO SALES TAX FINANCING CORPORATION FIRST SUBSERIES A
               (SALES TAX REVENUE)+/-ss                                              5.00        08/01/2039       2,095,461
                                                                                                                 13,540,630
                                                                                                              -------------
VIRGIN ISLANDS: 0.49%
  1,000,000    VIRGIN ISLANDS PFA GROSS RECEIPTS TAXES LOAN NOTES (OTHER
               REVENUE, AGM INSURED)                                                 5.25        10/01/2016       1,092,090
    500,000    VIRGIN ISLANDS PFA GROSS RECEIPTS TAXES LOAN NOTES
               (SALES TAX REVENUE, NATL-RE FGIC INSURED)                             5.00        10/01/2013         539,695
                                                                                                                  1,631,785
                                                                                                              -------------
TOTAL MUNICIPAL BONDS & NOTES (COST $312,350,678)                                                               315,863,852
                                                                                                              -------------

   SHARES                                                                            YIELD
------------                                                                       --------
SHORT-TERM INVESTMENTS: 3.44%
INVESTMENT COMPANIES: 3.44%

  11,366,244   WELLS FARGO ADVANTAGE CALIFORNIA MUNICIPAL MONEY MARKET
               TRUST(l)(u)                                                           0.26                        11,366,244
TOTAL SHORT-TERM INVESTMENTS (COST $11,366,244)                                                                  11,366,244
                                                                                                              -------------
TOTAL INVESTMENTS IN SECURITIES
(COST $323,716,922)*                                                      99.06%                                327,230,096
OTHER ASSETS AND LIABILITIES, NET                                          0.94                                  3,094,388
                                                                         ------                               -------------
TOTAL NET ASSETS                                                         100.00%                              $ 330,324,484
                                                                         ------                               ------------

                 36 Wells Fargo Advantage Municipal Income Funds


Portfolio of Investments--June 30, 2010

CALIFORNIA LIMITED-TERM TAX-FREE FUND

----------
+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

#    Security pledged as collateral for futures transactions.

##   Zero coupon security. Rate represents yield to maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(i)  Illiquid security (unaudited).

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $323,746,399 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $4,247,973
Gross unrealized depreciation     (764,276)
                                ----------
Net unrealized appreciation     $3,483,697

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Municipal Income Funds 37


Portfolio of Investments--June 30, 2010

CALIFORNIA TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
MUNICIPAL BONDS & NOTES: 98.19%
CALIFORNIA: 97.36%
$  1,500,000   ABC USD CA CAPITAL APPRECIATION SERIES B (PROPERTY TAX REVENUE,
               NATL-RE FGIC INSURED )##                                              4.79%      08/01/2018    $   1,022,160
   3,660,000   ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY CA CAPITAL APPRECIATION
               SUB LIEN SERIES A (TRANSPORTATION REVENUE, AMBAC INSURED)##           5.54       10/01/2018        2,329,553
   1,105,000   ALISAL CA UNION SCHOOL DISTRICT CAPITAL APPRECIATION 2006
               ELECTION SERIES A (PROPERTY TAX REVENUE, ASSURED GUARANTY)##          4.35       08/01/2017          813,435
   5,900,000   ANAHEIM CA PFA CAPITAL APPRECIATION SUB LIEN PUBLIC IMPROVEMENTS
               PROJECT SERIES C (LEASE REVENUE, AGM INSURED)##                       4.37       09/01/2018        4,137,906
  15,110,000   ANAHEIM CA PFA CAPITAL APPRECIATION SUB LIEN PUBLIC IMPROVEMENTS
               PROJECT SERIES C (LEASE REVENUE, AGM INSURED)##                       6.02       09/01/2025        6,144,935
     325,000   ANAHEIM CA PFA SUB LIEN PUBLIC IMPROVEMENTS PROJECT SERIES C
               (LEASE REVENUE, AGM INSURED)                                          6.00       09/01/2010          327,831
   3,075,000   ANTELOPE VALLEY CA HEALTH CARE DISTRICT SERIES A (HCFR, AGM
               INSURED)                                                              5.20       01/01/2017        3,077,522
   4,345,000   AZTEC CA SHOPS LIMITED SAN DIEGO STATE UNIVERSITY (COLLEGE &
               UNIVERSITY REVENUE)                                                   5.88       09/01/2020        4,427,729
   1,635,000   BAY AREA GOVERNMENTS ASSOCIATION CA STATE PAYMENT ACCELERATION
               NOTES (TRANSIT REVENUE, XLCA INSURED)                                 5.00       08/01/2017        1,703,327
   3,190,000   BELMONT CA COMMUNITY FACILITIES SPECIAL TAX DISTRICT # 2000-1
               LIBRARY PROJECT SERIES A (TAX INCREMENTAL REVENUE, AMBAC INSURED)     5.75       08/01/2030        3,365,960
   2,105,000   BREA CA PFA TAX ALLOCATION SERIES A (TAX INCREMENTAL REVENUE)         7.00       09/01/2023        2,225,238
   1,500,000   CABRILLO CA USD CAPITAL APPRECIATION SERIES A
               (PROPERTY TAX REVENUE, AMBAC INSURED)##                               5.78       08/01/2021          797,370
      65,000   CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY PREREFUNDED POOLED
               COLLEGE PROJECT SERIES B (COLLEGE & UNIVERSITY REVENUE)               5.25       04/01/2024           65,559
   1,085,000   CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY UNREFUNDED BALANCE
               POOLED COLLEGE PROJECT SERIES B (COLLEGE & UNIVERSITY REVENUE)        5.13       04/01/2017        1,085,467
     725,000   CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY UNREFUNDED BALANCE
               POOLED COLLEGE PROJECT SERIES B (COLLEGE & UNIVERSITY REVENUE)        5.25       04/01/2024          691,462
   6,700,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES E (HOUSING REVENUE)           4.65       08/01/2022        6,094,454
   4,045,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES E (HOUSING REVENUE)           5.00       02/01/2042        4,119,266
   5,640,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES G (HOUSING REVENUE)           5.50       08/01/2042        5,527,200
   1,000,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES H (HOUSING REVENUE, FGIC
               INSURED)                                                              5.75       08/01/2030        1,021,090
   4,900,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES J (HOUSING REVENUE)           4.95       08/01/2022        4,585,959
   7,115,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES K (HOUSING REVENUE)           4.55       08/01/2021        6,497,774
   4,500,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES M (HOUSING REVENUE)           4.55       08/01/2021        4,109,625
   2,985,000   CALIFORNIA HFA AMT HOME MORTGAGE SERIES M (HOUSING REVENUE)           5.00       08/01/2037        3,044,969
   3,000,000   CALIFORNIA HFFA CASA COLINA PROJECT (HCFR)                            6.00       04/01/2022        3,031,920
   3,230,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES A (HCFR)              6.00       07/01/2029        3,478,839
   2,275,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES L (HCFR)              5.13       07/01/2022        2,364,976
   6,000,000   CALIFORNIA HFFA STANDFORD HOSPITAL SERIES B (HEALTH & HOSPITAL
               REVENUE)                                                              5.75       11/15/2031        6,456,060
   6,000,000   CALIFORNIA HFFA SUTTER HEALTH SERIES A (HCFR)                         6.25       08/15/2031        6,064,260
   2,750,000   CALIFORNIA HFFA SUTTER HEALTH SERIES C (HCFR, AGM INSURED)            5.13       08/15/2022        2,752,613
   2,000,000   CALIFORNIA HFFA THE EPISCOPAL HOME (HCFR, CALIFORNIA MORTGAGE
               INSURED)                                                              5.25       02/01/2021        2,013,340
   3,250,000   CALIFORNIA HOUSING FINANCE AGENCY HOME MORTGAGE SERIES K AMT
               (HOUSING REVENUE)                                                     5.30       08/01/2023        3,145,610
   5,000,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK BAY AREA
               TOLL BRIDGES FIRST LIEN A PREREFUNDED (TOLL ROAD REVENUE, AMBAC
               INSURED)                                                              5.00       07/01/2033        5,867,400
   3,000,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
               INDEPENDENT SYSTEMS OPERATOR SERIES A (ELECTRIC REVENUE)              6.25       02/01/2039        3,171,960
   5,000,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
               J. DAVID GLADSTONE INSTITUTE PROJECT (HCFR)                           5.25       10/01/2034        4,852,800
     500,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK LOS ANGELES
               COUNTY DEPARTMENT OF PUBLIC SOCIAL SERVICES (LEASE REVENUE,
               AMBAC INSURED)                                                        4.25       09/01/2010          501,620
   1,000,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK LOS
               ANGELES COUNTY MUSEUM SERIES A (RECREATIONAL FACILITIES REVENUE,
               ALLIED IRISH BANK PLC LOC)+/-ss                                       1.75       09/01/2037        1,000,000

                 38 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

CALIFORNIA TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
CALIFORNIA (continued)
$  1,750,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK STATE
               SCHOOL FUNDING (LEASE REVENUE)                                        5.75%      08/15/2029    $   1,786,173
   1,000,000   CALIFORNIA MUNICIPAL FINANCE AUTHORITY COMMUNITY HOSPITALS
               CENTRAL CALIFORNIA (HOSPITAL REVENUE)                                 5.00       02/01/2020          978,370
   3,950,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE BACKED
               SECURITIES SERIES E PUTABLE (HOUSING REVENUE, GNMA INSURED)ss         6.10       02/01/2046        4,089,593
      60,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED
               SECURITIES SERIES B (HOUSING REVENUE, GNMA INSURED)                   6.25       12/01/2031           60,634
      90,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED
               SECURITIES SERIES B5 (HOUSING REVENUE, GNMA INSURED)                  6.35       12/01/2029           97,454
   3,550,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED
               SECURITIES SERIES C PUTTABLE (HOUSING REVENUE, GNMA)                  5.40       02/01/2046        3,488,195
   1,930,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED
               SECURITIES SERIES E PUTTABLE (HOUSING REVENUE, GNMA)ss                5.80       08/01/2043        1,930,135
   1,090,000   CALIFORNIA SPECIAL DISTRICT ASSOCIATION FINANCE CORPORATION
               PROGRAM SERIES MM (LEASE REVENUE)                                     5.50       06/01/2021        1,090,741
   5,000,000   CALIFORNIA STATE (GENERAL FUND REVENUE)                               5.00       08/01/2025        5,092,400
   2,520,000   CALIFORNIA STATE DEPARTMENT OF TRANSPORTATION COP SERIES A
               (LEASE REVENUE, NATL-RE INSURED)                                      5.25       03/01/2016        2,528,744
   3,000,000   CALIFORNIA STATE DEPARTMENT OF VETERAN AFFAIRS HOME PURCHASE
               SERIES A (HOUSING REVENUE, AMBAC INSURED)                             5.30       12/01/2021        3,077,580
   2,880,000   CALIFORNIA STATE DWR POWER SUPPLY REVENUE SERIES C 7
               (ELECTRIC REVENUE, AGM INSURED)+/-ss                                  0.35       05/01/2022        2,880,000
   1,205,000   CALIFORNIA STATE ECONOMIC RECOVERY REVENUE SERIES C-16
               (SALES TAX REVENUE, AGM INSURED)+/-ss                                 0.35       07/01/2023        1,205,000
      55,000   CALIFORNIA STATE ECONOMIC RECOVERY SERIES A (SALES TAX REVENUE)       4.00       07/01/2010           55,006
   6,000,000   CALIFORNIA STATE GO (PROPERTY TAX)                                    5.60       03/01/2036        6,152,580
   2,000,000   CALIFORNIA STATE KINDERGARTEN SERIES A8 (GENERAL FUND REVENUE,
               CITIBANK NA LOC)+/-ss                                                 0.26       05/01/2034        2,000,000
   2,210,000   CALIFORNIA STATE PUBLIC WORKS BOARD CALIFORNIA STATE UNIVERSITY
               PROJECTS SERIES B-1 (LEASE REVENUE)                                   5.70       03/01/2035        2,236,012
   5,500,000   CALIFORNIA STATE PUBLIC WORKS BOARD DEPARTMENT GENERAL SERVICES
               (LEASE REVENUE, AMBAC INSURED)                                        5.00       12/01/2027        5,331,865
   2,825,000   CALIFORNIA STATE PUBLIC WORKS BOARD DEPARTMENT OF HEALTH
               SERVICES SERIES K (LEASE REVENUE)                                     5.00       11/01/2018        2,940,910
   4,225,000   CALIFORNIA STATE PUBLIC WORKS BOARD UNIVERSITY OF CALIFORNIA
               RESEARCH PROJECT SERIES L (COLLEGE & UNIVERSITY REVENUE,
               NATL-RE INSURED)                                                      5.25       11/01/2028        4,385,761
   3,200,000   CALIFORNIA STATE UNIVERSITY FRESNO ASSOCIATION INCORPORATED
               SENIOR AUXILIARY ORGANIZATION EVENT CENTER PREREFUNDED (COLLEGE
               & UNIVERSITY REVENUE)                                                 6.00       07/01/2022        3,566,208
  10,780,000   CALIFORNIA STATE VARIOUS PURPOSES (GENERAL FUND REVENUE)              5.75       04/01/2031       11,427,339
   4,250,000   CALIFORNIA STATE VARIOUS PURPOSES (GENERAL FUND REVENUE)              6.00       04/01/2038        4,510,780
   5,540,000   CALIFORNIA STATE VARIOUS PURPOSES (PROPERTY TAX REVENUE)              5.25       10/01/2025        5,778,774
   6,100,000   CALIFORNIA STATE VETERANS SERIES BZ (GENERAL FUND REVENUE,
               NATL-RE INSURED)                                                      5.35       12/01/2021        6,101,586
   1,335,000   CALIFORNIA STATEWIDE CDA ASPIRE PUBLIC SCHOOLS (COLLEGE &
               UNIVERSITY REVENUE)                                                   5.00       07/01/2020        1,365,625
   1,745,000   CALIFORNIA STATEWIDE CDA COP CATHOLIC WEST PREREFUNDED BALANCE
               (HCFR)                                                                6.50       07/01/2020        1,762,729
   1,420,000   CALIFORNIA STATEWIDE CDA COP CEDARS SINAI MEDICAL CENTER (LEASE
               REVENUE)                                                              6.50       08/01/2012        1,491,355
   2,000,000   CALIFORNIA STATEWIDE CDA COP CHILDRENS HOSPITAL LOS ANGELES MBIA
               (HCFR, NATL-RE INSURED)                                               5.25       08/15/2029        1,955,040
   2,000,000   CALIFORNIA STATEWIDE CDA COP CHILDRENS HOSPITAL LOS ANGELES MBIA
               (HCFR, NATL-RE INSURED)                                               5.25       08/15/2029        1,955,040
   1,900,000   CALIFORNIA STATEWIDE CDA COP SAVRS TAX EXEMPT CONVERSION 02/10/05
               (ACA INSURED)+/-(n)(m)(a)                                             1.04       05/15/2029        1,808,771
   3,235,000   CALIFORNIA STATEWIDE CDA COP THE INTERNEXT GROUP (HCFR)               5.38       04/01/2017        3,251,434
   4,000,000   CALIFORNIA STATEWIDE CDA INLAND REGIONAL CENTER PROJECT SERIES
               2007 (HCFR)                                                           5.25       12/01/2027        3,343,800
   2,010,000   CALIFORNIA STATEWIDE CDA PIONEER PARK PROJECT SERIES T
               (HOUSING REVENUE, GNMA INSURED)                                       6.10       12/20/2035        2,050,622

                 Wells Fargo Advantage Municipal Income Funds 39


Portfolio of Investments--June 30, 2010

CALIFORNIA TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
CALIFORNIA (continued)
$  1,000,000   CALIFORNIA STATEWIDE CDA RADY CHILDRENS HOSPITAL SERIES A
               (HOSPITAL REVENUE, U.S. BANK LOC)+/-                                  1.90%      08/15/2047    $   1,000,000
   1,190,000   CALIFORNIA STATEWIDE CDA REFERENDUM INTERNATIONAL SCHOOL
               PENINSULA PROJECT (PRIVATE SCHOOLS REVENUE)                           5.00       11/01/2016        1,127,335
   4,000,000   CALIFORNIA STATEWIDE CDA WATER & WASTEWATER POOLED SERIES B
               (WATER REVENUE, FSA INSURED)                                          5.25       10/01/2027        4,182,440
      60,000   CAPITOL AREA DEVELOPMENT AUTHORITY CA SERIES A (LEASE REVENUE,
               NATL-RE INSURED)                                                      6.50       04/01/2012           60,258
   1,140,000   CARSON CA RDA TAX ALLOCATION SERIES A (TAX ALLOCATION REVENUE,
               NATL-RE INSURED)                                                      5.25       10/01/2020        1,171,567
   1,075,000   CATHEDRAL CITY CA PFA CAPITAL APPRECIATION SERIES A
               (TAX INCREMENTAL REVENUE, NATL-RE INSURED)##                          6.10       08/01/2024          461,379
   1,085,000   CATHEDRAL CITY CA PFA CAPITAL APPRECIATION SERIES A
               (TAX INCREMENTAL REVENUE, NATL-RE INSURED)##                          6.27       08/01/2026          401,906
   5,000,000   CENTER CALIFORNIA USD CAPITAL APPRECIATION SERIES C
               (PROPERTY TAX REVENUE, NATL-RE INSURED)##                             5.78       09/01/2021        2,645,000
   3,600,000   CENTER CALIFORNIA USD ELECTION 1991 SERIES D (PROPERTY TAX
               REVENUE, NATL-RE INSURED)##                                           6.59       08/01/2028        1,115,532
   2,645,000   CENTRAL VALLEY CA SCHOOL DISTRICT FINANCING AUTHORITY GO PROGRAM
               SERIES A (OTHER REVENUE, NATL-RE INSURED)                             6.45       02/01/2018        3,013,951
   3,000,000   CHICO CA PFA REDEVELOPMENT PROJECT AREA (TAX INCREMENTAL REVENUE,
               NATL-RE INSURED)                                                      5.13       04/01/2021        3,025,770
   1,800,000   CHINO BASIN CA REGIONAL FINANCING AUTHORITY MUNICIPAL WATER
               DISTRICT SEWER SYSTEM PROJECT (SEWER REVENUE, AMBAC INSURED)          6.00       08/01/2016        1,807,596
   1,000,000   CALIFORNIA COLLEGE OF THE SEQUOIAS TULARE AREA IMPROVEMENT
               DISTRICT # 3 ELECTION 2008 SERIES A (PROPERTY TAX REVENUE,
               ASSURED GUARANTY)##                                                   5.67       08/01/2024          454,570
   1,355,000   CALIFORNIA COLLEGE OF THE SEQUOIAS TULARE AREA IMPROVEMENT
               DISTRICT # 3 ELECTION 2008 SERIES A (PROPERTY TAX REVENUE,
               ASSURED GUARANTY)##                                                   5.78       08/01/2025          573,612
   3,000,000   COMMERCE CA JOINT POWER FINANCING AUTHORITY REDEVELOPMENT
               PROJECT # 1 SERIES A (TAX INCREMENTAL REVENUE, AMBAC INSURED)         5.00       08/01/2026        2,890,680
   6,895,000   COMPTON CA COMMUNITY REDEVELOPMENT AGENCY
               (TAX INCREMENT/ALLOCATION REVENUE)                                    5.75       08/01/2026        7,026,695
     290,000   COMPTON CA SOLID WASTE MANAGEMENT FACILITIES (RESOURCE RECOVERY
               REVENUE)                                                              4.80       08/01/2020          279,209
     265,000   CONTRA COSTA COUNTY CA GNMA MORTGAGE BACKED SECURITIES PROGRAMME
               (HOUSING REVENUE, GNMA INSURED)                                       7.75       05/01/2022          341,967
     750,000   CONTRA COSTA COUNTY CA PFA UNREFUNDED 2007 PLEASANT HILL
               (TAX INCREMENTAL REVENUE)                                             5.25       08/01/2028          745,635
   6,515,000   DUARTE CA COP SERIES A (HCFR)                                         5.25       04/01/2024        6,520,147
   1,500,000   DUARTE CA COP SERIES A (HEALTH & HOSPITAL REVENUE)                    5.25       04/01/2019        1,510,530
   4,000,000   DUARTE CA RDA CAPITAL APPRECIATION SUB MERGED REDEVELOPMENT
               PROJECT (TAX INCREMENTAL REVENUE)##                                   4.40       12/01/2016        3,021,200
   4,430,000   EAST SIDE CA UNION HIGH SCHOOL DISTRICT SANTA CLARA COUNTY
               CAPITAL APPRECIATION SERIES A (PROPERTY TAX REVENUE, NATL-RE
               INSURED)##                                                            4.42       09/01/2018        3,095,906
   5,185,000   EAST SIDE CALIFORNIA UNION HIGH SCHOOL DISTRICT SANTA CLARA
               COUNTY CAPITAL APPRECIATION SERIES A (PROPERTY TAX REVENUE,
               NATL-RE INSURED)##                                                    4.59       09/01/2019        3,413,908
   5,420,000   EAST SIDE CALIFORNIA UNION HIGH SCHOOL DISTRICT SANTA CLARA
               COUNTY CAPITAL APPRECIATION SERIES A (PROPERTY TAX REVENUE,
               NATL-RE INSURED)##                                                    4.74       09/01/2020        3,358,828
   2,500,000   EL MONTE CA COP DEPARTMENT OF PUBLIC SERVICES FACILITIES PROJECT
               PHASE II (LEASE REVENUE, AMBAC INSURED)(i)                            5.25       01/01/2034        2,502,075
     500,000   EMERYVILLE CA PFA ASSESSMENT DISTRIBUTION REFINANCING (SPECIAL
               FACILITIES REVENUE)                                                   5.75       09/02/2014          501,050
   1,750,000   EMERYVILLE CA PFA ASSESSMENT DISTRIBUTION REFINANCING (SPECIAL
               FACILITIES REVENUE)                                                   5.90       09/02/2021        1,728,738
     835,000   ESCONDIDO CA JOINT POWERS FINANCING AUTHORITY CIVIC CENTER
               PROJECT SERIES B (LEASE REVENUE, AMBAC INSURED)                       6.13       09/01/2011          860,910
   8,385,000   ESCONDIDO CA UNION HIGH SCHOOL CAPITAL APPRECIATION ELECTION
               2008 SERIES A (PROPERTY TAX REVENUE, ASSURED GUARANTY)##              5.99       08/01/2027        3,058,764
   2,000,000   ETIWANDA CA SCHOOL DISTRICT PFA LOAN AGENCY (OTHER REVENUE,
               ASSURED GUARANTY)                                                     5.00       09/15/2032        2,032,160
   2,455,000   FONTANA CA RDA JURUPA HILLS REDEVELOPMENT PROJECT SERIES A
               (TAX INCREMENTAL REVENUE)                                             5.50       10/01/2017        2,474,247

                 40 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

CALIFORNIA TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
CALIFORNIA (continued)
$  5,140,000   FONTANA CA RDA JURUPA HILLS REDEVELOPMENT PROJECT SERIES A
               (TAX INCREMENTAL REVENUE)                                             5.50%      10/01/2027    $   5,066,344
   4,785,000   FONTANA CA RDA JURUPA HILLS REDEVELOPMENT PROJECT SERIES A
               (TAX INCREMENTAL REVENUE)                                             5.60       10/01/2027        4,768,827
   3,000,000   FOOTHILL EASTERN TRANSPORTATION CORRIDOR AGENCY CA CAPITAL
               APPRECIATION SENIOR LIEN SERIES A (TOLL ROAD REVENUE)##               4.16       01/01/2025        1,646,490
   1,000,000   GILROY CA USD ELECTION 2008 SERIES A (PROPERTY TAX REVENUE,
               ASSURED GUARANTY)                                                     6.00       08/01/2027        1,130,720
   4,000,000   GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CA ASSET-BACKED
               SERIES A-1 (TOBACCO SETTLEMENT REVENUE)                               4.50       06/01/2027        3,405,560
     585,000   GOLDEN WEST SCHOOLS FINANCING AUTHORITY CA CAPITAL APPRECIATION
               PG-A (OTHER REVENUE, NATL-RE INSURED)##                               4.80       08/01/2016          437,949
   2,000,000   GOLDEN WEST SCHOOLS FINANCING AUTHORITY CA CAPITAL APPRECIATION
               SERIES A (OTHER REVENUE, NATL-RE INSURED)##                           3.36       08/01/2015        1,686,700
   2,500,000   HAWAIIAN GARDENS CA RDA PROJECT # 1 (TAX INCREMENTAL REVENUE)         6.00       12/01/2013        2,557,250
   3,960,000   HAWTHORNE CA COP SCHOOL DISTRICT PREREFUNDED (LEASE REVENUE, AGM
               INSURED)+/-ss                                                         6.00       11/01/2025        4,073,652
     500,000   IRVINE RANCH CA WATER DISTRICT CONSOLIDATED BONDS (PROPERTY TAX
               REVENUE, LANDESBANK HESSEN THURINGEN LOC)+/-ss                        0.13       10/01/2010          500,000
     160,000   JAMUL-DULZURA CA UNION SCHOOL DISTRICT SERIES C (PROPERTY TAX
               REVENUE)                                                              6.40       08/01/2016          160,728
     150,000   JOHN SWETT CA USD 2008 ELECTION SERIES A (PROPERTY TAX REVENUE,
               ASSURED GUARANTY)                                                     1.00       08/01/2010          150,068
   4,000,000   LAKE ELSINORE CA PFA SERIES A (TAX INCREMENTAL REVENUE)               5.50       09/01/2030        3,909,160
   3,010,000   LAKE ELSINORE CA SCHOOL FINANCING AUTHORITY HORSETHIEF CANYON
               (SPECIAL TAX REVENUE)                                                 5.63       09/01/2016        3,014,455
   2,000,000   LANCASTER CA REDEVELOPMENT AGENCY TAX COMB REDEVELOPMENT PROJECT
               AREAS (TAX INCREMENTAL REVENUE)                                       6.50       08/01/2029        2,199,940
   1,000,000   LIVE OAK SCHOOL DISTRICT SANTA CRUZ COUNTY CA COP
               (LEASE REVENUE, ASSURED GUARANTY)                                     5.50       08/01/2029        1,051,010
   1,500,000   LONG BEACH BOND FINANCE AUTHORITY CA (OTHER REVENUE, AMBAC
               INSURED)                                                              6.00       11/01/2017        1,640,610
   2,310,000   LOS ANGELES CA COMMUNITY REDEVELOPMENT AGENCY MANCHESTER SOCIAL
               SERVICES PROJECT (LEASE REVENUE, AMBAC INSURED)                       5.00       09/01/2025        2,252,296
   4,740,000   LOS ANGELES CA COMMUNITY REDEVELOPMENT AGENCY MFHR THE ALEXANDRIA
               (HOUSING REVENUE, FNMA INSURED)+/-ss                                  4.90       08/15/2039        4,953,727
     395,000   LOS ANGELES CA DEPARTMENT OF WATER & POWER PREREFUNDED POWER
               SYSTEM SUBSERIES A-2 ( WATER REVENUE, NATL-RE INSURED)                5.38       07/01/2020          415,469
   2,000,000   LOS ANGELES CA DEPARTMENT OF WATER & POWER SERIES B (ELECTRIC
               REVENUE)                                                              5.25       07/01/2023        2,263,340
     605,000   LOS ANGELES CA DEPARTMENT OF WATER & POWER UNREFUNDED BALANCE
               POWER SYSTEM A-2 (WATER REVENUE, NATL-RE INSURED)                     5.38       07/01/2020          630,011
     675,000   LOS ANGELES CA WASTEWATER SYSTEMS SUB SERIES F-2 (SEWER REVENUE,
               BANK OF AMERICA NA LOC)+/-ss                                          0.28       06/01/2032          675,000
   1,000,000   LOS ANGELES COUNTY CA PUBLIC WORKS FINANCING AUTHORITY MASTER
               PROJECT SERIES B (LEASE REVENUE, NATL-RE FGIC INSURED)                5.00       09/01/2018        1,065,220
     470,000   MANTECA CA RDA AMENDED MERGED PROJECT AREA
               (TAX INCREMENTAL REVENUE, XLCA INSURED)                               5.00       10/01/2014          508,089
   2,135,000   MERCED CA UNION HIGH SCHOOL DISTRICT CAPITAL APPRECIATION SERIES
               A (PROPERTY TAX REVENUE, NATL-RE FGIC INSURED)##                      4.79       08/01/2018        1,454,874
      95,000   MERCED COUNTY CA COP REFUNDED CONSTRUCTION CSAC LEASE
               (LEASE REVENUE, FSA INSURED)                                          6.00       10/01/2012           96,909
   1,000,000   METROPOLITAN WATER DISTRICT SOUTHERN CALIFORNIA WATERWORKS
               SERIES B-3 (WATER REVENUE)+/-ss                                       0.15       07/01/2035        1,000,000
   1,050,000   MILPITAS CA REDEVELOPMENT AGENCY PROJECT AREA # 1
               (TAX INCREMENTAL REVENUE, NATL-RE INSURED)                            3.25       09/01/2010        1,052,615
   4,105,000   MONROVIA CA RDA CENTRAL REDEVELOPMENT PROJECT AREA 1
               (TAX INCREMENTAL REVENUE, AMBAC INSURED)                              5.00       05/01/2021        4,139,236
   1,435,000   MONTEBELLO CA USD CAPITAL APPRECIATION (PROPERTY TAX REVENUE,
               AGM INSURED)##                                                        5.24       08/01/2021          807,704
     350,000   MURRIETA VALLEY CA USD PFA CAPITAL APPRECIATION (PROPERTY TAX
               REVENUE, AGM INSURED)##                                               5.46       09/01/2022          181,426

                 Wells Fargo Advantage Municipal Income Funds 41


Portfolio of Investments--June 30, 2010

CALIFORNIA TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
CALIFORNIA (continued)
$  1,785,000   MURRIETA VALLEY CA USD PFA CAPITAL APPRECIATION
               (PROPERTY TAX REVENUE, AGM INSURED)##                                 5.78%      09/01/2025    $     752,056
   1,080,000   NAPA-VALLEJO CA WASTE MANAGEMENT AUTHORITY SOLID WASTE TRANSFER
               FACILITY (SOLID WASTE REVENUE)                                        5.50       02/15/2013        1,081,652
   2,000,000   NORTHERN INYO COUNTY CA LOCAL HOSPITAL DISTRICT
               (PROPERTY TAX REVENUE, AGC-ICC INSURED)                               5.60       08/01/2035        2,073,440
   1,500,000   NORWALK-LA MIRADA CA USD ELECTION 2002 SERIES D
               (GO - SCHOOL DISTRICTS, FSA INSURED)##                                5.57       08/01/2023          730,725
   1,456,966   OAK GROVE CA UNION SCHOOL DISTRICT FLEXFUND PROGRAM (OTHER
               REVENUE)(i)                                                           4.75       08/01/2027        1,309,958
   1,110,000   ONTARIO CA RDA ONTARIO REDEVELOPMENT PROJECT # 1
               (TAX INCREMENTAL REVENUE, NATL-RE INSURED)                            5.80       08/01/2023        1,226,506
   1,320,000   ONTARIO CA RDA ONTARIO REDEVELOPMENT PROJECT # 1
               (TAX INCREMENTAL REVENUE, NATL-RE INSURED)                            6.00       08/01/2015        1,414,103
     250,000   ORANGE COUNTY CA COP SANITATION DISTRICT SERIES A
               (LEASE REVENUE, DEXIA PUBLIC FINANCING BANK SPA)+/-ss                 0.18       08/01/2029          250,000
     850,000   ORANGE COUNTY CA PFA (LEASE REVENUE, NATL-RE INSURED)                 5.00       07/01/2010          850,102
  10,000,000   PALM SPRINGS CA CERTIFICATE ZERO SUB SERIES B (HOSPITAL
               REVENUE)##                                                            3.84       04/15/2021        6,622,100
     290,000   PALM SPRINGS CA PALM SPRINGS INTERNATIONAL AIRPORT (AIRPORT
               REVENUE)                                                              6.00       07/01/2018          279,612
     500,000   PALM SPRINGS CA PALM SPRINGS INTERNATIONAL AIRPORT (AIRPORT
               REVENUE)                                                              6.40       07/01/2023          466,270
   1,876,123   PALO VERDE CA USD FLEXFUND PROGRAM (EDUCATIONAL FACILITIES
               REVENUE)(i)                                                           4.80       09/01/2027        1,824,436
   1,425,000   PALOMAR CA POMERADO HEALTH CAPITAL APPRECIATION
               (PROPERTY TAX REVENUE, NATL-RE INSURED)##                             5.37       08/01/2020          834,281
   4,950,000   PALOMAR CA POMERADO HEALTH CARE DISTRICT COP (OTHER REVENUE)          5.50       11/01/2019        5,151,218
   1,290,000   PASADENA CA OLD PASADENA PARKING FACILITIES PROJECT (LEASE
               REVENUE)                                                              6.25       01/01/2018        1,494,646
   2,045,000   PERRIS CA PFA SERIES A (TAX INCREMENTAL REVENUE)                      5.75       10/01/2031        2,071,503
   1,030,000   PERRIS CA PFA SERIES A (TAX INCREMENTAL REVENUE, NATL-RE
               INSURED)                                                              5.25       10/01/2020        1,058,521
   5,500,000   PICO RIVERA CA WATER AUTHORITY SERIES A (WATER REVENUE)               6.25       12/01/2032        5,214,495
   2,000,000   PICO RIVERA CA WATER AUTHORITY SERIES A (WATER REVENUE, NATL-RE
               INSURED)                                                              5.50       05/01/2019        2,157,960
   2,515,000   PLACENTIA CA RDA SERIES A (TAX INCREMENTAL REVENUE)                   5.85       08/01/2032        2,536,000
   2,480,000   POMONA CA USD SERIES A (PROPERTY TAX REVENUE, NATL-RE INSURED)        6.55       08/01/2029        2,918,662
   2,070,000   PORT OF OAKLAND CA SERIES L UNREFUNDED (AIRPORT & MARINA
               REVENUE, NATL-RE FGIC INSURED)                                        5.38       11/01/2027        2,057,145
   4,385,000   PORT OF OAKLAND CA SERIES M UNREFUNDED (AIRPORT & MARINA
               REVENUE, NAT-RE FGIC INSURED)                                         5.38       11/01/2027        4,338,387
   9,035,000   PORT OF OAKLAND CA SERIES K UNREFUNDED (AIRPORT & MARINA
               REVENUE, NAT-RE FGIC INSURED)                                         5.75       11/01/2021        9,039,427
   1,775,000   PORT OF OAKLAND CA SERIES L UNREFUNDED (AIRPORT & MARINA
               REVENUE, NATL-RE FGIC INSURED)                                        5.50       11/01/2020        1,813,429
   3,600,000   PORT OF REDWOOD CITY CA (AIRPORT & MARINA REVENUE)                    5.13       06/01/2030        3,450,276
   1,000,000   POWAY CA COMMUNITY FACILITIES DISTRICT # 88-1 PARKWAY BUSINESS
               (OTHER REVENUE)                                                       2.00       08/15/2010        1,000,280
     785,000   REDLANDS CA RDA PROJECT AREA SERIES A (TAX REVENUE, AMBAC
               INSURED)                                                              4.63       08/01/2022          755,955
   1,000,000   RIALTO CA RDA MERGED PROJECT AREA SERIES A (TAX INCREMENTAL
               REVENUE)                                                              5.00       09/01/2021        1,001,360
   5,000,000   RICHMOND CA JOINT POWERS FINANCING AUTHORITY CIVIC CENTER
               PROJECT SERIES A (LEASE REVENUE, ASSURED GUARANTEE)                   5.88       08/01/2037        5,304,850
     165,000   RICHMOND CA JOINT POWERS FINANCING AUTHORITY LEASE & GAS TAX
               SERIES A (LEASE REVENUE)                                              5.25       05/15/2013          165,120
   2,500,000   RICHMOND CA JOINT POWERS FINANCING AUTHORITY POINT POTRERO
               SERIES A (LEASE REVENUE)                                              6.25       07/01/2024        2,716,400
   8,645,000   RIVERSIDE COUNTY CA ASSET LEASING CORPORATION RIVERSIDE COUNTY
               HOSPITAL PROJECT (HCFR, NATL-RE INSURED)##                            6.27       06/01/2026        3,235,391
   1,250,000   RIVERSIDE COUNTY CA MORTGAGE SERIES A (HOUSING REVENUE, GNMA
               INSURED)                                                              7.80       05/01/2021        1,725,975
   3,345,000   RIVERSIDE COUNTY CA PALM DESERT FINANCING AUTHORITY SERIES A
               (LEASE REVENUE)                                                       6.00       05/01/2022        3,703,283
   2,350,000   SACRAMENTO CA CITY FINANCING AUTHORITY ( TAX INCREMENTAL &
               ALLOCATION REVENUE, NATL-RE FGIC INSURED)##                           6.25       12/01/2021        1,163,720
   2,500,000   SACRAMENTO CA CITY FINANCING AUTHORITY SERIES A
               (LEASE REVENUE, AMBAC INSURED)                                        5.40       11/01/2020        2,675,725

                 42 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

CALIFORNIA TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
CALIFORNIA (continued)
$  1,985,000   SACRAMENTO CA GNMA MORTGAGE SERIES A (SFMR REVENUE)                   8.25%      01/01/2021    $   2,740,551
     925,000   SACRAMENTO CA MUD PREREFUNDED SERIES A (ELECTRIC REVENUE,
               NATL-RE INSURED)                                                      6.25       08/15/2010          931,771
     525,000   SACRAMENTO CA MUD SERIES F (ELECTRIC REVENUE)                         5.38       12/01/2013          563,687
   1,085,000   SACRAMENTO COUNTY CA ANIMAL CARE YOUTH DETENTION
               (LEASE REVENUE, AMBAC INSURED)                                        5.00       10/01/2025        1,080,335
   8,000,000   SAN BERNARDINO COUNTY CA COP ARROWHEAD PROJECT SERIES A (LEASE
               REVENUE)                                                              5.50       08/01/2020        8,563,200
   3,285,000   SAN BERNARDINO COUNTY CA COP ARROWHEAD PROJECT SERIES B (LEASE
               REVENUE)                                                              5.25       08/01/2019        3,509,398
   3,270,000   SAN BERNARDINO COUNTY CA FINANCING AUTHORITY CT HOUSING
               FACILITIES PROJECT (OTHER REVENUE, NATL-RE INSURED)                   5.50       06/01/2037        3,102,772
   1,000,000   SAN BERNARDINO COUNTY CA FLOOD CONTROL DISTRICT
               (OTHER REVENUE, UBS AG LOC)+/-ss                                      0.26       08/01/2037        1,000,000
   5,000,000   SAN DIEGO CA PUBLIC FACILITIES AUTHORITY SERIES A (SEWER
               REVENUE)                                                              5.25       05/15/2029        5,362,050
   4,825,000   SAN DIEGO CA PUBLIC FACILITY FINANCING AUTHORITY BALL PARK
               SERIES A (LEASE REVENUE, AMBAC INSURED)                               5.25       02/15/2032        4,769,368
     885,000   SAN DIEGO CA RDA CAPITAL APPRECIATION TAX ALLOCATION CENTRE
               (TAX INCREMENTAL REVENUE, AGM INSURED)##                              5.57       09/01/2023          429,101
   1,060,000   SAN DIEGO CA RDA CENTRE CITY SUB PARKING SERIES B (PARKING
               FACILITIES REVENUE)                                                   5.30       09/01/2020        1,063,890
   1,865,000   SAN DIEGO COUNTY CA REGIONAL TRANSPORTATION COMMUNITY LIMITED
               TAX SERIES D (SALES TAX REVENUE, DEXIA PUBLIC FINANCING BANK
               SPA)+/-ss                                                             0.40       04/01/2038        1,865,000
   3,000,000   SAN FRANCISCO CA CITY & COUNTY COP MULTIPLE CAPITAL
               IMPROVEMENT PROJECTS SERIES A (LEASE REVENUE)                         5.20       04/01/2026        3,093,360
   1,645,000   SAN FRANCISCO CA CITY AND MISSION BAY SOUTH REDEVELOPMENT D
               (TAX REVENUE)                                                         6.25       08/01/2027        1,734,603
     100,000   SAN GABRIEL CA USD SERIES A (PROPERTY TAX REVENUE, AGM INSURED)       4.50       08/01/2010          100,347
   5,000,000   SAN JOAQUIN HILLS CA TRANSPORTATION CORRIDOR AGENCY TOLL ROAD
               SENIOR LIEN (TOLL ROAD REVENUE)##                                     4.06       01/01/2024        2,898,150
   2,040,000   SAN JOSE CA LIBRARIES & PARKS PROJECT (PROPERTY TAX REVENUE)          5.13       09/01/2031        2,072,926
   2,000,000   SAN JOSE CA RDA MERGED AREA REDEVELOPMENT PROJECT SERIES C
               (TAX INCREMENTAL REVENUE, NATL-RE INSURED)                            5.00       08/01/2025        1,942,160
   1,500,000   SAN JOSE CA RDA MERGED AREA REDEVELOPMENT PROJECT SERIES C
               (TAX INCREMENTAL REVENUE, NATL-RE INSURED)                            5.00       08/01/2026        1,445,340
   8,320,000   SAN JOSE CA RDA MERGED AREA REDEVELOPMENT PROJECT SERIES D
               (TAX INCREMENTAL REVENUE, AMBAC INSURED)                              5.00       08/01/2023        8,286,470
   3,500,000   SAN JOSE CA REDEVELOPMENT AGENCY TAX ALLOCATION SERIES A
               (TAX INCREMENT & ALLOCATION REVENUE)                                  5.50       08/01/2035        3,505,180
   1,205,000   SAN JOSE CA USD (LEASE REVENUE, AGM INSURED)##                        4.50       01/01/2021          753,547
   3,175,000   SAN JOSE CA USD (LEASE REVENUE, AGM INSURED)##                        5.35       01/01/2026        1,398,365
   1,360,000   SAN MARCOS CA PFA (STATE & LOCAL GOVERNMENTS REVENUE)##               3.14       01/01/2019        1,041,746
   1,200,000   SAN RAFAEL CITY CA HIGH SCHOOL DISTRICT CAPITAL APPRECIATION
               ELECTION OF 2002 SERIES B (PROPERTY TAX REVENUE, NATL-RE FGIC
               INSURED)##                                                            4.80       08/01/2023          644,088
   3,000,000   SANTA ANA CA FINANCING AUTHORITY INNER CITY COMMUTER SERIES C
               (LEASE REVENUE)                                                       5.60       09/01/2019        3,005,220
  20,495,000   SANTA ANA CA USD CAPITAL APPRECIATION ELECTION 2008 SERIES B
               (PROPERTY TAX REVENUE, ASSURED GUARANTY)##                            6.51       08/01/2038        3,399,506
   4,975,000   SANTA CLARA CA SUBSERIES B (ELECTRIC REVENUE, DEXIA CREDIT
               LOCAL DE FRANCE LOC)+/-                                               0.28       07/01/2027        4,975,000
   5,000,000   SANTA CLARA COUNTY CA FINANCING AUTHORITY EL CAMINO SERIES A
               (HCFR, AMBAC INSURED)                                                 5.75       02/01/2041        5,157,700
   3,000,000   SANTA CLARA COUNTY CA HOUSING AUTHORITY BLOSSOM RIVER
               APARTMENTS SERIES A (HOUSING REVENUE)                                 6.50       09/01/2039        2,482,590
   2,100,000   SANTA CRUZ COUNTY CA RDA CALIFORNIA LIVE OAK SOQUEL COMMUNITY
               IMPROVEMENT (TAX INCREMENTAL REVENUE)                                 6.63       09/01/2029        2,283,918
     820,000   SCHOOL FACILITIES FINANCING AUTHORITY CA GRANT JOINT UNION
               HIGH SCHOOL SERIES A (OTHER REVENUE, AGM INSURED)##                   4.66       08/01/2019          538,986
   1,505,000   SCHOOL FACILITIES FINANCING AUTHORITY CA GRANT JOINT UNION
               HIGH SCHOOL SERIES A (OTHER REVENUE, AGM INSURED)##                   5.26       08/01/2020          890,689
   1,970,000   SIMI VALLEY CA USD CAPITAL IMPROVEMENT PROJECTS
               (LEASE REVENUE, AMBAC INSURED)                                        5.25       08/01/2022        2,030,972

                 Wells Fargo Advantage Municipal Income Funds 43


Portfolio of Investments--June 30, 2010


CALIFORNIA TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
CALIFORNIA (continued)
$  3,000,000   SONOMA CA COMMUNITY RDA THE SPRINGS REDEVELOPMENT PROJECT
               (TAX ALLOCATION REVENUE, ASSURED GUARANTY)                            6.50%      08/01/2028    $   3,185,130
   1,765,000   SOUTH GATE CA PFA SOUTH GATE REDEVELOPMENT PROJECT # 1
               (TAX INCREMENTAL REVENUE, XLCA INSURED)                               5.25       09/01/2019        1,793,911
     935,000   SOUTH PASADENA CA USD SERIES A (PROPERTY TAX REVENUE, FGIC
               INSURED)                                                              5.55       11/01/2020        1,086,208
   2,700,000   SOUTHERN CALIFORNIA LOGISTICS AIRPORT AUTHORITY HOUSING SET
               ASIDE REVENUE (AIRPORT REVENUE, XLCA INSURED)                         5.00       12/01/2036        1,992,087
   1,270,000   SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY (ELECTRIC, POWER &
               LIGHT REVENUE)                                                        6.75       07/01/2011        1,348,105
   3,515,000   SOUTHWEST COMMUNITY CALIFORNIA FINANCE AUTHORITY RIVERSIDE
               COUNTY (LEASE REVENUE)                                                6.38       05/01/2033        3,773,071
   5,690,000   SULPHUR SPRINGS CA UNION SCHOOL DISTRICT INTEREST ACCRUAL SERIES
               A (PROPERTY TAX REVENUE, NATL-RE INSURED)##                           2.47       09/01/2013        5,260,121
   2,590,000   SWEETWATER CA UNIFIED HIGH SCHOOL DISTRICT PFA SERIES A
               (SPECIAL TAX REVENUE, AGM INSURED)                                    5.00       09/01/2026        2,581,298
   1,000,000   TRACY CA OPERATING PARTNERSHIP JOINT POWERS AUTHORITY
               CAPITAL IMPROVEMENT PROJECTS (LEASE REVENUE, ASSURED GUARANTY)        6.25       10/01/2033        1,097,050
   3,000,000   TULARE CA PFFA CAPITAL FACILITIES PROJECT (PROPERTY TAX REVENUE,
               ASSURED GUARANTY)                                                     5.25       04/01/2027        3,161,730
   8,000,000   UNION CITY CA COMMUNITY RDA REDEVELOPMENT PROJECT
               (TAX INCREMENTAL REVENUE, ASSURED GUARANTY)                           5.25       10/01/2033        8,030,800
   5,210,000   UNION CITY CA COMMUNITY RDA SERIES A
               (TAX INCREMENTAL REVENUE, AMBAC INSURED)                              5.38       10/01/2034        4,916,677
   1,260,000   VACAVILLE CA USD (LEASE REVENUE, ASSURED GUARANTY)                    6.50       12/01/2034        1,405,933
     295,000   VACAVILLE CA USD ELECTION 2001 (PROPERTY TAX, NATL-RE INSURED)        4.00       08/01/2010          295,720
   1,000,000   VENTURA COUNTY CA MFHR MIRA VISTA SENIOR APARTMENTS SERIES A
               (HOUSING REVENUE, AMBAC INSURED)                                      5.05       12/01/2026          817,470
   2,500,000   VISTA CA COMMUNITY DEVELOPMENT COMMISSION VISTA REDEVELOPMENT
               PROJECT AREA (TAX INCREMENTAL REVENUE)                                5.88       09/01/2037        2,500,475
   1,135,000   WALNUT VALLEY CA USD SERIES C (PROPERTY TAX REVENUE, FGIC
               INSURED)                                                              5.75       08/01/2015        1,140,096
   1,055,000   WEST CONTRA COSTA CA USD ELECTION 2005 SERIES B (PROPERTY TAX
               REVENUE)                                                              6.00       08/01/2027        1,144,728
   6,000,000   WEST CONTRA COSTA CA USD ELECTION 2005 SERIES C-1
               (PROPERTY TAX, ASSURED GUARANTY)##                                    5.24       08/01/2021        3,377,160
   1,000,000   WEST FRESNO CA ELEMENTARY SCHOOL DISTRICT SERIES C
               (ADVALOREM PROPERTY TAX REVENUE, AGM INSURED)                         6.60       05/01/2035        1,123,040
   2,395,000   WINDSOR CA JOINT POWERS FINANCING AUTHORITY WINDSOR CIVIC CENTER
               SERIES A (LEASE REVENUE, AGM INSURED)                                 5.38       10/01/2018        2,532,425
   1,190,000   WISEBURN CA SCHOOL DISTRICT CAPITAL APPRECIATION (PROPERTY TAX
               REVENUE, ASSURED GUARANTY)##                                          5.67       08/01/2024          540,938
   1,525,000   WISEBURN CA SCHOOL DISTRICT CAPITAL APPRECIATION (PROPERTY TAX
               REVENUE, ASSURED GUARANTY)##                                          5.99       08/01/2027          556,305
   1,810,000   YORBA LINDA CA RDA CAPITAL APPRECIATION REDEVELOPMENT SERIES A
               (TAX INCREMENTAL REVENUE, NATL-RE INSURED)##                          5.03       09/01/2019        1,146,762
                                                                                                                568,926,584
                                                                                                              -------------
GUAM: 0.17%
   1,000,000   GUAM GOVERNMENT LIMITED OBLIGATION SECTION 30 SERIES A (OTHER
               REVENUE)                                                              5.38       12/01/2024        1,017,330
                                                                                                              -------------
PUERTO RICO: 0.66%
   3,840,000   CHILDREN'S TRUST FUND TOBACCO SETTLEMENT ASSET-BACKED PREREFUNDED
               (TOBACCO SETTLEMENT FUNDED)                                           6.00       07/01/2026        3,840,605
                                                                                                              -------------
TOTAL MUNICIPAL BONDS & NOTES (COST $558,635,367)                                                               573,784,519
                                                                                                              -------------

                 44 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

CALIFORNIA TAX-FREE FUND

   SHARES      SECURITY NAME                                                         YIELD                        VALUE
------------   -----------------------------------------------------------------   --------                   -------------
SHORT-TERM INVESTMENTS: 0.09%
INVESTMENT COMPANIES: 0.06%
     165,742   WELLS FARGO ADVANTAGE CALIFORNIA MUNICIPAL MONEY MARKET
               TRUST(l)(u)                                                           0.26%                    $     165,742
                                                                                                              -------------

                                                                                   INTEREST
  PRINCIPAL                                                                          RATE     MATURITY DATE
------------                                                                       --------   -------------
US TREASURY BILLS: 0.03%
$    200,000   US TREASURY BILL###                                                   0.12       09/23/2010          199,943
                                                                                                              -------------
TOTAL SHORT-TERM INVESTMENTS (COST $365,685)                                                                        365,685
                                                                                                              -------------
TOTAL INVESTMENTS IN SECURITIES
(COST $559,001,052)*                                                      98.25%                                574,150,204
OTHER ASSETS AND LIABILITIES, NET                                          1.75                                  10,212,092
                                                                         ------                               -------------
TOTAL NET ASSETS                                                         100.00%                              $ 584,362,296
                                                                         ------                               -------------

----------
##   Zero coupon security. Rate represents yield to maturity.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security (unaudited).

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

#    Security pledged as collateral for futures transactions.

* Cost for federal income tax purposes is $559,001,052 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $21,068,376
Gross unrealized depreciation    (5,919,224)
                                -----------
Net unrealized appreciation     $15,149,152

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 45


Portfolio of Investments--June 30, 2010

COLORADO TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
MUNICIPAL BONDS & NOTES: 96.51%
ARIZONA: 1.77%
$  2,000,000   SALT RIVER PROJECT AZ AGRICULTURAL IMPROVEMENT & POWER
               DISTRIBUTION ELECTRIC
               SYSTEMS SERIES A (ELECTRIC REVENUE)                                   5.00%      01/01/2038    $  2,085,060
                                                                                                              -------------
CALIFORNIA: 1.79%
   1,120,000   NORCO CA REDEVELOPMENT AGENCY PROJECT AREA # 1
               (TAX INCREMENT & ALLOCATION REVENUE)                                  6.00       03/01/2036        1,116,976
   1,000,000   SAN DIEGO CA PUBLIC FACILITY FINANCING AUTHORITY BALL PARK
               SERIES A
               (LEASE REVENUE, AMBAC INSURED)                                        5.25       02/15/2032          988,470
                                                                                                                  2,105,446
                                                                                                              -------------
COLORADO: 89.61%
   1,250,000   ADAMS & WELD COUNTIES CO SCHOOL DISTRICT # 27J BRIGHTON
               (PROPERTY TAX REVENUE, NATL-RE INSURED)                               5.50       12/01/2019        1,340,750
     415,000   ARAPAHOE COUNTY CO CENTENNIAL 25 METROPOLITAN DISTRICT
               (PROPERTY TAX REVENUE)                                                6.38       12/01/2016          407,181
     200,000   ARAPAHOE COUNTY CO SCHOOL DISTRICT NO 006 (AD VALOREM PROPERTY
               TAX REVENUE, NATL-RE FGIC INSURED)                                    5.25       12/01/2021          217,592
     500,000   ARAPAHOE COUNTY CO WATER & WASTEWATER AUTHORITY
               (WATER REVENUE, AGM INSURED)                                          5.00       12/01/2033          514,335
   2,000,000   ARAPAHOE COUNTY CO WATER & WASTEWATER PUBLIC IMPROVEMENT
               DISTRICT PROJECT
               SERIES A (PROPERTY TAX REVENUE, NATL-RE INSURED)                      5.13       12/01/2032        2,006,900
     750,000   ARAPAHOE COUNTY CO WATER & WASTEWATER PUBLIC IMPROVEMENT
               DISTRICT SERIES B
               (PROPERTY TAX REVENUE)                                                4.63       12/01/2034          740,783
   2,000,000   ARKANSAS CO RIVER POWER AUTHORITY (POWER REVENUE)                     6.00       10/01/2040        2,017,900
   3,000,000   AURORA CO CHILDREN HOSPITAL ASSOCIATION (HEALTH & HOSPITAL
               REVENUE)                                                              5.00       12/01/2040        2,958,330
   2,000,000   AURORA CO COP SERIES A (LEASE REVENUE)                                5.00       12/01/2027        2,121,740
   1,000,000   BOULDER CO (WATER REVENUE)                                            5.60       12/01/2017        1,022,410
     150,000   CANON CITY CO FINANCE AUTHORITY COP (LEASE REVENUE, ASSURED
               GUARANTY)                                                             5.00       12/01/2032          155,309
   1,000,000   CHERRY CREEK CO BUSINESS IMPROVEMENT DISTRICT # 1 (PROPERTY
               TAX REVENUE)                                                          5.00       12/01/2032        1,011,190
   1,265,000   COLORADO ECFA (OTHER REVENUE)                                         5.00       09/01/2032        1,291,211
   1,250,000   COLORADO ECFA (OTHER REVENUE)                                         5.25       06/01/2021        1,260,325
     480,000   COLORADO ECFA ACADEMY CHARTER SCHOOL PROJECT (PRIVATE SCHOOLS
               REVENUE)                                                              6.25       12/15/2012          495,802
   1,000,000   COLORADO ECFA ACADEMY CHARTER SCHOOL PROJECT (PRIVATE SCHOOLS
               REVENUE)                                                              7.13       12/15/2030        1,037,390
   3,750,000   COLORADO ECFA ALEXANDER DAWSON SCHOOL PROJECT (PRIVATE SCHOOLS
               REVENUE)                                                              5.30       02/15/2029        3,768,525
     750,000   COLORADO ECFA CHARTER SCHOOL - TWIN PEAKS CHARTER (OTHER
               REVENUE)                                                              6.75       11/15/2028          837,233
   1,000,000   COLORADO ECFA CHARTER SCHOOL AMERICAN ACADEMY PROJECT
               (LEASE REVENUE, MORAL OBLIGATION)                                     7.25       12/01/2028        1,165,470
   1,000,000   COLORADO ECFA CHARTER SCHOOL AMERICAN ACADEMY PROJECT
               (LEASE REVENUE, MORAL OBLIGATION)                                     7.38       12/01/2028        1,173,970
     485,000   COLORADO ECFA CHARTER SCHOOL BANNING LEWIS (PRIVATE SCHOOLS
               REVENUE)++                                                            6.13       12/15/2035          428,105
   1,040,000   COLORADO ECFA CHARTER SCHOOL COLLEGIATE PROJECT
               (EDUCATIONAL FACILITIES REVENUE, XLCA INSURED)                        5.00       06/15/2019        1,068,735
   1,165,000   COLORADO ECFA CHARTER SCHOOL COLLEGIATE PROJECT
               (EDUCATIONAL FACILITIES REVENUE, XLCA INSURED)                        5.25       06/15/2024        1,177,815
     750,000   COLORADO ECFA CHARTER SCHOOL COMMUNITY LEADERSHIP (LEASE
               REVENUE)                                                              6.25       07/01/2028          682,245
   1,000,000   COLORADO ECFA CHARTER SCHOOL FLAGSTAFF SERIES A (LEASE REVENUE)       6.75       08/01/2028        1,002,080
     500,000   COLORADO ECFA CHARTER SCHOOL PINNACLE HIGH SCHOOL PROJECT
               (OTHER REVENUE)                                                       5.13       12/01/2039          484,115
   1,000,000   COLORADO ECFA CHARTER SCHOOL UNIVERSITY LAB SCHOOL PROJECT
               (PRIVATE SCHOOLS REVENUE)                                             5.75       06/01/2016        1,048,860
     590,000   COLORADO ECFA CHEYENNE MOUNTAIN CHARTER SERIES A
               (LEASE REVENUE, MORAL OBLIGATION)                                     5.25       06/15/2029          595,115
     100,000   COLORADO ECFA JOHNSON & WALES UNIVERSITY PROJECT SERIES A
               (COLLEGE & UNIVERSITY REVENUE, XLCA INSURED)                          5.00       04/01/2023           98,832
   1,445,000   COLORADO ECFA PARKER CORE CHARTER (OTHER REVENUE, XLCA INSURED)       5.00       11/01/2024        1,448,251
   1,500,000   COLORADO ECFA PINNACLE CHARTER SCHOOL PROJECT (LEASE REVENUE)         6.00       12/01/2021        1,615,260

                46 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

COLORADO TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
COLORADO (continued)
$  2,735,000   COLORADO ECFA STUDENT HOUSING CAMPUS VILLAGE APARTMENT (LEASE
               REVENUE)                                                              5.50%      06/01/2033    $   2,779,444
   2,305,000   COLORADO ECFA UNIVERSITY DENVER PROJECT (COLLEGE & UNIVERSITY
               REVENUE,
               NATL-RE FGIC INSURED)                                                 5.25       03/01/2026        2,478,866
   1,000,000   COLORADO HEALTH FACILITIES AUTHORITY ADVENTIST HEALTH SUNBELT
               SERIES D (HCFR)+/-ss                                                  5.25       11/15/2027        1,011,270
   1,000,000   COLORADO HEALTH FACILITIES AUTHORITY ADVENTIST HEALTH SUNBELT
               SERIES D (HCFR)+/-ss                                                  5.25       11/15/2035        1,003,160
   1,000,000   COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH
               INITIATIVES SERIES D (HCFR)                                           6.25       10/01/2033        1,103,490
     100,000   COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH
               INITIATIVES SERIES D2 (HCFR)+/-ss                                     5.25       10/01/2038          109,798
     990,000   COLORADO HEALTH FACILITIES AUTHORITY EXEMPLA INCORPORATED
               SERIES A (HCFR)                                                       5.50       01/01/2023        1,071,180
   1,860,000   COLORADO HEALTH FACILITIES AUTHORITY HOSPITAL BOULDER COMMUNITY
               HOSPITAL SERIES B (HCFR, NATL-RE INSURED)                             5.88       10/01/2023        1,861,246
     900,000   COLORADO HEALTH FACILITIES AUTHORITY HOSPITAL PARKVIEW MEDICAL
               CENTER INCORPORATION (HCFR)                                           5.00       09/01/2025          890,226
   2,000,000   COLORADO HEALTH FACILITIES AUTHORITY PARKVIEW MEDICAL CENTER
               PROJECT (HCFR)                                                        6.50       09/01/2020        2,140,200
   1,250,000   COLORADO HEALTH FACILITIES AUTHORITY SISTERS CHARITY HEALTHCARE
               SERIES A (HCFR, AMBAC INSURED)                                        6.25       05/15/2011        1,315,513
     435,000   COLORADO HFA COMPANY SERIES E2 (HOUSING REVENUE, NATL-RE
               INSURED)                                                              7.00       02/01/2030          455,436
   3,000,000   COLORADO HFA MULTI FAMILY PROJECT A (HOUSING REVENUE, GNMA
               INSURED)                                                              5.50       09/20/2036        3,105,000
   1,940,000   COLORADO HFA MULTIFAMILY PROJECT CLASS II SERIES A2 (MFHR)            5.40       10/01/2029        2,023,653
     205,000   COLORADO HFA SERIES E3 (HOUSING REVENUE)                              6.60       08/01/2017          208,538
     750,000   COLORADO HFA SINGLE FAMILY MORTGAGE CLASS I SERIES A (SFMR,
               FHA INSURED LOCAL GUARANTEED HUD LOAN)                                5.50       11/01/2029          792,375
     425,000   COLORADO HFA SINGLE FAMILY MORTGAGE CLASS III SERIES A3 (SFMR)        5.25       05/01/2032          430,058
   2,030,000   COLORADO HFA SINGLE FAMILY PROGRAM SERIES A2 (SFHR)(h)                6.45       04/01/2030        2,156,713
     220,000   COLORADO HFA SINGLE FAMILY PROGRAM SERIES A2 (SFHR)                   6.50       08/01/2031          233,231
      50,000   COLORADO HFA SINGLE FAMILY PROGRAM SERIES A3 (SFHR)                   6.50       05/01/2016           52,199
     330,000   COLORADO HFA SINGLE FAMILY PROGRAM SERIES B2 (SFHR)                   6.10       08/01/2023          340,346
   1,575,000   COLORADO HFA SINGLE FAMILY PROGRAM SERIES B2 (SFHR, NATL-RE
               INSURED)                                                              6.80       02/01/2031        1,627,526
     250,000   COLORADO HFA SINGLE FAMILY PROGRAM SERIES B3 (SFHR)                   6.55       08/01/2033          276,055
     590,000   COLORADO HFA SINGLE FAMILY PROGRAM SERIES B3 (SFHR)                   6.70       08/01/2017          628,285
     270,000   COLORADO HFA SINGLE FAMILY PROGRAM SERIES C3 (SFHR, FHA INSURED)      6.38       08/01/2033          289,000
   1,320,000   COLORADO MOUNTAIN JUNIOR COLLEGE DISTRICT STUDENT HOUSING
               FACILITIES
               (COLLEGE & UNIVERSITY REVENUE, NATL-RE INSURED)                       5.00       06/01/2023        1,340,341
   1,160,000   COLORADO SPRINGS CO PUBLIC FACILITIES AUTHORITY COP OLYMPIC
               COMMITTEE PROJECT
               (LEASE REVENUE, ASSURED GUARANTY)                                     5.00       11/01/2028        1,207,340
   1,325,000   COLORADO SPRINGS CO PUBLIC FACILITIES AUTHORITY COP OLYMPIC
               COMMITTEE PROJECT
               (LEASE REVENUE, ASSURED GUARANTY)                                     5.00       11/01/2029        1,371,905
   1,000,000   COLORADO STATE COP FITZSIMONS ACADEMIC SERIES B
               (LEASE REVENUE, NATL-RE INSURED)                                      5.00       11/01/2030        1,021,520
   1,000,000   COLORADO SUPERIOR METROPOLITAN DISTRICT # 1 (WATER REVENUE,
               AMBAC INSURED)                                                        5.00       12/01/2028          918,620
   1,000,000   COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
               SERIES A
               (WATER REVENUE)                                                       4.50       09/01/2024        1,040,000
   1,810,000   COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
               SERIES A
               (WATER REVENUE)                                                       4.88       09/01/2017        1,833,838
   1,000,000   COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
               SERIES A
               (WATER REVENUE)                                                       5.00       09/01/2019        1,003,660
      55,000   COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
               SERIES A
               UNREFUNDED BALANCE (OTHER REVENUE)                                    5.13       09/01/2018           55,207
      30,000   COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
               SERIES B
               UNREFUNDED BALANCE (OTHER REVENUE)                                    5.00       09/01/2019           30,110
   1,000,000   DENVER CO CITY & COUNTY BETTER DENVER & ZOO SERIES A (PROPERTY
               TAX REVENUE)                                                          5.00       08/01/2025        1,116,680
   1,000,000   DENVER CO CITY & COUNTY SERIES A (AIRPORT REVENUE, AMBAC
               INSURED)                                                              6.00       11/15/2012        1,015,100
   1,250,000   DENVER CO CITY & COUNTY SERIES A (AIRPORT REVENUE, XLCA INSURED)      5.00       11/15/2022        1,315,050
   2,000,000   DENVER CO CITY & COUNTY SERIES A (TAX REVENUE, ASSURED GUARANTY)      6.00       09/01/2021        2,341,240
   1,205,000   DENVER CO CONVENTION CENTER (OTHER REVENUE, XLCA INSURED)             5.00       12/01/2030        1,062,870
   1,475,000   DOUGLAS COUNTY CO PARKER HILLTOP PROJECT (SFMR, FHA INSURED)          5.35       08/01/2018        1,467,286

                Wells Fargo Advantage Municipal Income Funds 47


Portfolio of Investments--June 30, 2010

COLORADO TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
COLORADO (continued)
$  1,000,000   DOUGLAS COUNTY CO SCHOOL DISTRICT # 1 DOUGLAS & ELBERT
               COUNTIES
               (PROPERTY TAX REVENUE, NATL-RE INSURED, FGIC, STATE AID
               WITHHOLDING)                                                          5.75%      12/15/2022    $   1,192,770
     210,000   DOUGLAS COUNTY CO SCHOOL DISTRICT # 1 DOUGLAS & ELBERT
               COUNTIES SERIES B
               (PROPERTY TAX REVENUE, STATE AID WITHHOLDING)##                       2.20       12/15/2014          190,315
   2,455,000   E-470 PUBLIC HIGHWAY AUTHORITY CO CAPITAL APPRECIATION SENIOR
               SERIES B
               (TOLL ROAD REVENUE, NATL-RE INSURED)##                                5.84       09/01/2020        1,366,748
   6,000,000   E-470 PUBLIC HIGHWAY AUTHORITY CO CAPITAL APPRECIATION SERIES
               A
               (OTHER REVENUE, NATL-RE INSURED)##                                    6.83       09/01/2034        1,188,300
     780,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES B2 (TOLL ROAD
               REVENUE, NATL-RE INSURED)+/-ss                                        5.00       09/01/2039          803,712
     625,000   EAGLE RIVER WATER & SANITATION DISTRICT (WATER REVENUE,
               ASSURED GUARANTY)                                                     5.13       12/01/2039          645,006
   2,500,000   EL PASO COUNTY CO SCHOOL DISTRICT # 11 COLORADO SPRINGS
               (PROPERTY TAX REVENUE, STATE AID WITHHOLDING)                         7.10       12/01/2017        3,102,000
   1,000,000   FORT COLLINS CO COP SERIES A (LEASE REVENUE, AMBAC INSURED)           5.38       06/01/2025        1,067,330
     715,000   GARFIELD COUNTY CO PUBLIC LIBRARY DISTRICT LEASE PURCHASE
               FINANCING PROGRAM
               (LEASE REVENUE)                                                       5.00       12/01/2026          738,845
   1,395,000   GARFIELD COUNTY CO SCHOOL DISTRICT SERIES RE 2 (PROPERTY TAX
               REVENUE,
               AGM INSURED, STATE AID WITHHOLDING)                                   5.25       12/01/2021        1,549,496
   1,000,000   GLENDALE CO COP (LEASE REVENUE, XLCA INSURED)                         5.00       12/01/2025        1,026,450
     525,000   HIGHLANDS RANCH METROPOLITAN DISTRICT # 2 CO PREREFUNDED
               (PROPERTY TAX REVENUE, FSA INSURED)                                   6.50       06/15/2011          556,390
     475,000   HIGHLANDS RANCH METROPOLITAN DISTRICT # 2 CO UNREFUNDED
               BALANCE
               (PROPERTY TAX REVENUE, FSA INSURED)                                   6.50       06/15/2011          502,474
     500,000   INVERNESS WATER & SANITATION DISTRICT CO ARAPAHOE & DOUGLAS
               COUNTIES SERIES A
               (PROPERTY TAX REVENUE, RADIAN INSURED)                                4.60       12/01/2019          495,685
   2,000,000   JEFFERSON COUNTY CO SCHOOL DISTRICT # R001 (PROPERTY TAX
               REVENUE,
               NATL-RE INSURED, STATE AID WITHHOLDINGS)                              6.50       12/15/2011        2,170,280
   6,000,000   NORTH RANGE METROPOLITAN DISTRICT # 1 CO (PROPERTY TAX
               REVENUE, ACA INSURED)                                                 5.00       12/15/2024          437,460
     375,000   PARK MEADOWS BUSINESS IMPROVEMENT DISTRICT CO SHARED SALES
               TAX REVENUE
               (SALES TAX REVENUE)                                                   5.00       12/01/2017          368,156
   1,000,000   REGIONAL TRANSPORTATION DISTRICT CO COP TRANSIT VEHICLES-A
               (LEASE REVENUE, AMBAC INSURED)                                        5.00       12/01/2022        1,061,110
   1,000,000   STERLING HILLS WEST METROPOLITAN DISTRICT CO (PROPERTY TAX
               REVENUE, AGM INSURED)                                                 5.00       12/01/2031        1,038,240
     600,000   SUMMIT COUNTY CO SPORTS FACILITIES KEYSTONE RESORTS MANAGEMENT
               PROJECT
               (OTHER REVENUE)                                                       7.38       09/01/2010          605,700
   2,000,000   UNIVERSITY OF COLORADO HOSPITAL AUTHORITY SERIES A (HCFR)             6.00       11/15/2029        2,102,240
   1,980,000   VISTA RIDGE METROPOLITAN DISTRICT CO SERIES A
               (PROPERTY TAX REVENUE, RADIAN INSURED)                                5.00       12/01/2036        1,511,829
                                                                                                                105,437,870
                                                                                                              -------------
FLORIDA: 1.76%
   2,000,000   FLORIDA STATE BOARD OF EDUCATION SERIES D (MISCELLANEOUS
               REVENUE)                                                              5.00       06/01/2037        2,069,980
                                                                                                              -------------
GUAM: 0.44%
     500,000   GUAM GOVERNMENT LIMITED OBLIGATION SECTION 30 SERIES A (OTHER
               REVENUE)                                                              5.75       12/01/2034          511,280
                                                                                                              -------------
PUERTO RICO: 1.14%
   1,305,000   PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES L
               (TOLL ROAD REVENUE, NATL-RE INSURED)                                  5.25       07/01/2023        1,346,000
                                                                                                              -------------
TOTAL MUNICIPAL BONDS & NOTES (COST $111,567,230)                                                               113,555,636
                                                                                                              -------------


                48 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

COLORADO TAX-FREE FUND

   SHARES      SECURITY NAME                                                        YIELD                         VALUE
------------   -----------------------------------------------------------------   --------                   -------------
SHORT-TERM INVESTMENTS: 3.01%
INVESTMENT COMPANIES: 3.01%
   3,547,613  WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET
              TRUST(l)(u)                                                            0.20%                    $   3,547,613
TOTAL SHORT-TERM INVESTMENTS (COST $3,547,613)                                                                    3,547,613
                                                                                                              -------------
TOTAL INVESTMENTS IN SECURITIES
(COST $115,114,843)*                                                      99.52%                                117,103,249
OTHER ASSETS AND LIABILITIES, NET                                          0.48                                     563,710
                                                                         ------                               -------------
TOTAL NET ASSETS                                                         100.00%                              $ 117,666,959
                                                                         ------                               -------------

---------
+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(h) Security represents underlying bonds transferred to a separate securitization trust established in an inverse floater transaction in which the Fund acquired the residual interest certificates. This security serves as collateral for floating-rate notes issued.

##   Zero coupon security. Rate represents yield to maturity.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $115,111,031 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 4,275,634
Gross unrealized depreciation    (2,283,416)
                                -----------
Net unrealized appreciation     $ 1,992,218

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Municipal Income Funds 49


Portfolio of Investments--June 30, 2010

MINNESOTA TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
MUNICIPAL BONDS & NOTES: 95.72%
GUAM: 0.27%
$    500,000   TERRITORY OF GUAM LIMITED OBLIGATION SECTION 30 SERIES A
               (OTHER REVENUE)                                                        5.00%      12/01/2013   $     530,885
                                                                                                              -------------
MICHIGAN: 0.70%
   1,550,000   FLINT MI INTERNATIONAL ACADEMY (PUBLIC SCHOOL REVENUE)                 5.50       10/01/2027       1,378,679
                                                                                                              -------------
MINNESOTA: 93.53%
     500,000   ANOKA COUNTY MN CAPITAL IMPROVEMENT SERIES A (PROPERTY TAX
               REVENUE)                                                               5.00       02/01/2024         550,555
   2,845,000   ANOKA-HENNEPIN MN INDEPENDENT SCHOOL DISTRICT # 11 SERIES A
               PREREFUNDED (PROPERTY TAX REVENUE, AGM INSURED)                        5.00       02/01/2018       2,915,044
     610,000   AUSTIN MN HOUSING & RDA COURTYARD RESIDENCE PROJECT SERIES A
               (HOUSING REVENUE)                                                      7.15       01/01/2020         610,805
   1,500,000   AUSTIN MN HOUSING & RDA COURTYARD RESIDENCE PROJECT SERIES A
               (HOUSING REVENUE)                                                      7.25       01/01/2032       1,501,020
   2,150,000   BAYTOWN TOWNSHIP MN ST. CROIX PREPARATORY ACADEMY SERIES A
               (LEASE REVENUE)                                                        7.00       08/01/2038       2,093,240
   2,150,000   BECKER MN PCR NORTHERN STATES POWER SERIES A (IDR)+/-ss                8.50       03/01/2019       2,458,439
   1,000,000   BECKER MN PCR NORTHERN STATES POWER SERIES B (IDR)+/-ss                8.50       09/01/2019       1,143,460
     185,000   BUFFALO MN HOUSING & RDA PUBLIC FACILITY BUFFALO WILD MARSH
               GOLF COURSE (LEASE REVENUE)                                            4.38       05/01/2024         185,511
     515,000   CUYUNA RANGE HOSPITAL DISTRICT MN (HCFR)                               4.50       06/01/2011         519,702
     470,000   CUYUNA RANGE HOSPITAL DISTRICT MN (HCFR)                               4.75       06/01/2013         479,804
     683,229   DAKOTA COUNTY MN COMMUNITY DEVELOPMENT AGENCY
               (SFMR, GNMA INSURED)                                                   5.30       12/01/2039         712,423
   1,000,000   DULUTH MN DULUTH ENTERTAINMENT CONVENTION CENTER IMPROVEMENTS
               SERIES A (PROPERTY TAX REVENUE)                                        5.00       02/01/2034       1,040,920
   1,000,000   ELK RIVER MN INDEPENDENT SCHOOL DISTRICT # 728 SERIES A
               (PROPERTY TAX REVENUE, NATL-RE INSURED, SCHOOL DISTRICT CREDIT
               PROGRAM)                                                               5.00       02/01/2018       1,024,620
   3,400,000   ELK RIVER MN INDEPENDENT SCHOOL DISTRICT # 728 SERIES A
               (PROPERTY TAX REVENUE, NATL-RE INSURED, SCHOOL DISTRICT CREDIT
               PROGRAM)                                                               5.00       02/01/2021       3,717,424
     100,000   FALCON HEIGHTS MN KALEIDOSCOPE CHARTER SCHOOL SERIES A (LEASE
               REVENUE)                                                               5.50       11/01/2017          95,123
     800,000   FALCON HEIGHTS MN KALEIDOSCOPE CHARTER SCHOOL SERIES A (LEASE
               REVENUE)                                                               6.00       11/01/2027         712,944
   1,000,000   FERGUS FALLS MN HEALTH CARE FACILITIES PIONEER RETIREMENT
               COMMUNITY (HCFR)                                                       4.00       11/15/2011       1,000,300
     580,000   FERGUS FALLS MN HOUSING & RDA LAKE REGION HEALTHCARE (HCFR)            5.10       09/01/2014         593,665
     605,000   FERGUS FALLS MN HOUSING & RDA LAKE REGION HEALTHCARE (HCFR)            5.20       09/01/2015         618,994
     560,000   FERGUS FALLS MN HOUSING & RDA LAKE REGION HEALTHCARE (HCFR)            5.30       09/01/2016         572,600
     700,000   GLENCOE MN GLENCOE REGIONAL HEALTH SERVICES PROJECT (HCFR)             7.20       04/01/2016         742,728
     600,000   GLENCOE MN GLENCOE REGIONAL HEALTH SERVICES PROJECT (HCFR)             7.40       04/01/2021         637,512
     585,000   GLENCOE MN GLENCOE REGIONAL HEALTH SERVICES PROJECT (HCFR)             7.50       04/01/2031         622,013
   1,075,000   HIBBING MN DULUTH CLINIC LIMITED PREREFUNDED (HCFR, AGM
               INSURED)                                                               5.50       11/01/2016       1,181,586
   2,785,000   ITASCA COUNTY MN INDEPENDENT SCHOOL DISTRICT # 318 (PROPERTY
               TAX REVENUE, AGM INSURED, SCHOOL DISTRICT CREDIT PROGRAM)              5.00       02/01/2017       2,947,672
     160,000   LAKEVILLE MN (TOBACCO & LIQUOR TAXES REVENUE)                          5.00       02/01/2013         161,421
     180,000   LAKEVILLE MN (TOBACCO & LIQUOR TAXES REVENUE)                          5.00       02/01/2016         176,899
   1,735,000   MAPLE GROVE MN MAPLE GROVE HOSPITAL CORPORATION (HCFR)                 5.25       05/01/2024       1,781,966
     800,000   MEEKER COUNTY MN MEMORIAL HOSPITAL PROJECT (HCFR)                      5.63       11/01/2022         815,568
     500,000   MINNEAPOLIS & ST. PAUL MN HOUSING & RDA HEALTH PARTNERS
               OBLIGATION GROUP PROJECT (HCFR)                                        5.25       12/01/2016         520,180
     500,000   MINNEAPOLIS & ST. PAUL MN HOUSING & RDA HEALTH PARTNERS
               OBLIGATION GROUP PROJECT (HCFR)                                        5.63       12/01/2022         505,465
     600,000   MINNEAPOLIS & ST. PAUL MN HOUSING & RDA HEALTH PARTNERS
               OBLIGATION GROUP PROJECT (HCFR)                                        5.88       12/01/2029         602,082
   1,400,000   MINNEAPOLIS & ST. PAUL MN HOUSING & RDA HEALTHSPAN SERIES B
               (HCFR, AMBAC INSURED)+/-ss(a)(m)(n)                                    0.48       11/15/2017       1,320,682
   1,000,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION
               SENIOR SERIES A (AIRPORT REVENUE, AMBAC INSURED)                       5.00       01/01/2018       1,107,390

                 50 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

MINNESOTA TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
MINNESOTA (continued)
$    320,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION
               SERIES A
               (AIRPORT REVENUE, NATL-RE INSURED)                                    5.25%       01/01/2017   $     344,045
   2,000,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION
               SERIES B
               (AIRPORT REVENUE, AMBAC INSURED)                                      5.00        01/01/2020       2,043,620
   2,000,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION
               SERIES C
               (AIRPORT REVENUE, NATL-RE & FGIC INSURED)                             5.00        01/01/2022       2,080,820
   1,000,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION SUB
               SERIES B
               (AIRPORT REVENUE, NATL-RE & FGIC INSURED)                             5.00        01/01/2018       1,107,390
   3,660,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION SUB
               SERIES C
               (AIRPORT REVENUE, FGIC INSURED)                                       5.25        01/01/2021       3,751,903
   1,000,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION SUB
               SERIES D
               (AIRPORT REVENUE, NATL-RE & FGIC INSURED)                             5.75        01/01/2012       1,022,690
   1,000,000   MINNEAPOLIS & ST. PAUL MN RDA HEALTHCARE SYSTEM CHILDRENS
               SERIES A (HCFR)                                                       5.25        08/15/2025       1,042,050
   1,000,000   MINNEAPOLIS MN FAIRVIEW HEALTH SERVICES SERIES A (HCFR)               6.63        11/15/2028       1,115,810
   1,900,000   MINNEAPOLIS MN FAIRVIEW HEALTH SERVICES SERIES B (HCFR,
               ASSURED GUARANTY)                                                     6.50        11/15/2038       2,126,024
     500,000   MINNEAPOLIS MN ST. ANTHONY FALLS PROJECT (TAX INCREMENTAL
               REVENUE)                                                              5.65        02/01/2027         443,755
       5,000   MINNEAPOLIS MN ST. MARY'S HOSPITAL & REHABILITATION (HCFR)           10.00        06/01/2013           5,796
     555,000   MINNEAPOLIS MN SUPPORTED DEVELOPMENT LIMITED TAX COMMON BOND
               FUND
               SERIES 1A (OTHER REVENUE)                                             4.80        12/01/2016         584,670
   1,115,000   MINNEAPOLIS MN SUPPORTED DEVELOPMENT LIMITED TAX COMMON BOND
               FUND
               SERIES 2A (OTHER REVENUE)                                             5.00        06/01/2028       1,065,371
   4,030,000   MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD ESSENTIA
               HEALTH SERIES E
               (ECONOMIC DEVELOPMENT REVENUE, ASSURED GUARANTY)                      5.00        02/15/2037       4,098,752
   1,210,000   MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD
               EVANGELICAL LUTHERAN PROJECT (HCFR)                                   6.00        02/01/2022       1,242,525
     320,000   MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD HEALTH
               CARE ESSENTIA C1
               RMKT 02 (HCFR, ASSURED GUARANTY)                                      4.00        02/15/2020         321,133
   1,000,000   MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD HEALTH
               CARE ESSENTIA C1
               RMKT 02 (HCFR, ASSURED GUARANTY)                                      5.00        02/15/2030       1,011,370
   2,025,000   MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD HEALTH
               CARE SYSTEM
               SERIES A (HCFR)                                                       5.88        11/15/2010       2,055,416
     935,000   MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD HEALTH
               CARE SYSTEM
               SERIES A PREREFUNDED (HCFR)                                           6.38        11/15/2022         965,677
   1,095,000   MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD HEALTH
               CARE SYSTEM
               SERIES A UNREFUNDED (HCFR, NATL-RE INSURED)                           5.50        11/15/2017       1,098,165
   2,000,000   MINNESOTA HEFAR CARLETON COLLEGE SERIES D (COLLEGE &
               UNIVERSITY REVENUE)                                                   5.00        03/01/2030       2,145,200
     300,000   MINNESOTA HEFAR HAMLINE UNIVERSITY SERIES 7E (COLLEGE &
               UNIVERISTY REVENUE)                                                   4.50        10/01/2021         298,932
     500,000   MINNESOTA HEFAR HAMLINE UNIVERSITY SERIES 7E (COLLEGE &
               UNIVERSITY REVENUE)                                                   5.00        10/01/2029         499,350
   1,890,000   MINNESOTA STATE (PROPERTY TAX REVENUE)                                5.00        08/01/2016       2,220,807
   1,115,000   MINNESOTA STATE (PROPERTY TAX REVENUE)                                5.00        06/01/2020       1,249,547
   4,500,000   MINNESOTA STATE (PROPERTY TAX REVENUE)                                5.00        08/01/2022       5,060,790
   1,535,000   MINNESOTA STATE HEFAR BETHEL UNIVERSITY SERIES 6R
               (COLLEGE & UNIVERSITY REVENUE)                                        5.50        05/01/2025       1,542,690
   1,100,000   MINNESOTA STATE HEFAR ST. THOMAS UNIVERSITY SERIES 6W
               (COLLEGE & UNIVERSITY REVENUE)                                        5.00        10/01/2018       1,195,744
   1,030,000   MINNESOTA STATE HEFAR ST. THOMAS UNIVERSITY SERIES 6W
               (COLLEGE & UNIVERSITY REVENUE)                                        6.00        10/01/2025       1,105,190
   1,000,000   MINNESOTA STATE HEFAR ST. THOMAS UNIVERSITY SERIES 6W
               (COLLEGE & UNIVERSITY REVENUE)                                        6.00        10/01/2030       1,070,760
   1,000,000   MINNESOTA STATE HEFAR ST. THOMAS UNIVERSITY SERIES 6X
               (COLLEGE & UNIVERSITY REVENUE)                                        5.00        04/01/2029       1,034,660
   1,000,000   MINNESOTA STATE HEFAR ST. THOMAS UNIVERSITY SERIES 6X
               (COLLEGE & UNIVERSITY REVENUE)                                        5.25        04/01/2039       1,030,850
     635,000   MINNESOTA STATE HEFAR STATE BENEDICT COLLEGE SERIES V
               (COLLEGE & UNIVERSITY REVENUE)                                        5.00        03/01/2018         676,980

                 Wells Fargo Advantage Municipal Income Funds 51


Portfolio of Investments--June 30, 2010

MINNESOTA TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
MINNESOTA (continued)
$    860,000   MINNESOTA STATE HFA RESIDENTIAL HOUSING FINANCE AGENCY SERIES B
               (HOUSING REVENUE, GO OF AGENCY)                                       5.00%       07/01/2034   $     868,720
   1,695,000   MINNESOTA STATE HOUSING FINANCE AGENCY (HOUSING REVENUE)              4.20        07/01/2021       1,741,731
     965,000   MINNESOTA STATE HOUSING FINANCE AGENCY RESIDENTIAL HOUSING
               FINANCE SERIES B
               (HOUSING REVENUE, GO OF AGENCY)                                       4.75        07/01/2026         958,583
   1,935,000   MINNESOTA STATE HOUSING FINANCE AGENCY RESIDENTIAL HOUSING
               FINANCE SERIES Q
               (HOUSING REVENUE, GO OF AGENCY)                                       5.25        07/01/2033       1,956,459
     535,000   MINNESOTA STATE HOUSING FINANCE AGENCY SERIES A (SFMR, NATL-RE
               INSURED)                                                              5.35        07/01/2017         556,379
     885,000   MINNESOTA STATE HOUSING FINANCE AGENCY SERIES B (HOUSING
               REVENUE)                                                              5.90        07/01/2028         927,498
     455,000   MINNESOTA STATE HOUSING FINANCE AGENCY SERIES D
               (SFMR, AMBAC INSURED, GO OF AGENCY)                                   5.80        07/01/2021         468,664
       5,000   MINNESOTA STATE HOUSING FINANCE AGENCY SERIES E (SFMR, GO OF
               AGENCY)                                                               5.90        07/01/2025           5,005
   1,000,000   MINNESOTA STATE IRON RANGE RESOURCE & REHABILITATION GIANTS
               RIDGE RECREATION AREA (RECREATIONAL FACILITIES REVENUE)               7.25        11/01/2016       1,017,550
   1,100,000   MINNESOTA STATE MUNICIPAL POWER AGENCY (ELECTRIC REVENUE)             5.00        10/01/2037       1,120,009
   1,500,000   MINNESOTA STATE PUBLIC FACILITIES AUTHORITY SERIES B (WATER
               REVENUE)                                                              5.00        03/01/2020       1,780,590
   3,775,000   MINNESOTA STATE PUBLIC SAFETY COMMISSION (TELECOM REVENUE,
               ASSURED GUARANTY)                                                     5.00        06/01/2019       4,416,335
   1,000,000   MINNESOTA STATE SERIES H (PROPERTY TAX REVENUE)                       5.00        11/01/2027       1,115,170
     500,000   MONTGOMERY MN INDEPENDENT SCHOOL DISTRICT SCHOOL BUILDING #394
               SERIES B (PROPERTY TAX REVENUE, AGM INSURED, SCHOOL DISTRICT
               CREDIT PROGRAM)                                                       5.00        02/01/2025         536,165
     510,000   MOORHEAD MN (SFMR, FHA INSURED, VA MORTGAGES)                         7.10        08/01/2011         535,740
   2,040,000   MOUNDS VIEW MN INDEPENDENT SCHOOL DISTRICT # 621 SERIES A
               (PROPERTY TAX REVENUE, SCHOOL DISTRICT CREDIT PROGRAM)                5.38        02/01/2019       2,094,672
     530,000   MOUNDS VIEW MN INDEPENDENT SCHOOL DISTRICT # 621 SERIES A
               (PROPERTY TAX REVENUE, SCHOOL DISTRICT CREDIT PROGRAM)                4.00        02/01/2022         554,581
     695,000   MOWER COUNTY MN HOUSING & RDA FACILITIES PROJECT SERIES A
               (LEASE REVENUE)                                                       5.75        02/01/2027         729,757
     375,000   MOWER COUNTY MN HOUSING & RDA FACILITIES PROJECT SERIES A
               (LEASE REVENUE)                                                       5.90        02/01/2029         393,188
   1,500,000   NORTHERN MINNESOTA MUNICIPAL POWER AGENCY SERIES A
               (ELECTRIC REVENUE, ASSURED GUARANTY)                                  5.00        01/01/2016       1,689,210
     820,000   NORTHERN MINNESOTA MUNICIPAL POWER AGENCY SERIES A
               (ELECTRIC REVENUE, GUARANTY AGREEMENT)                                5.00        01/01/2018         924,755
     615,000   NORTHERN MINNESOTA MUNICIPAL POWER AGENCY SERIES A
               (ELECTRIC REVENUE, GUARANTY AGREEMENT)                                5.00        01/01/2021         669,065
     360,000   OSSEO MN ECONOMIC DEVELOPMENT AUTHORITY SERIES B (LEASE
               REVENUE)                                                              5.90        02/01/2018         364,874
     455,000   OSSEO MN ECONOMIC DEVELOPMENT AUTHORITY SERIES B (LEASE
               REVENUE)                                                              6.00        02/01/2022         458,481
   1,000,000   PINE CITY MN LAKES INTERNATIONAL LANGUAGE ACADEMY SERIES A
               (LEASE REVENUE)                                                       6.00        05/01/2026         922,140
     900,000   PINE CITY MN LAKES INTERNATIONAL LANGUAGE ACADEMY SERIES A
               (LEASE REVENUE)                                                       6.25        05/01/2035         808,308
   1,475,000   PINE COUNTY MN HOUSING & RDA PUBLIC PROJECT SERIES A (LEASE
               REVENUE)                                                              5.00        02/01/2028       1,478,496
     250,000   PLYMOUTH MN COP INTERMEDIATE SCHOOL DISTRICT # 287 SERIES A
               (LEASE REVENUE)                                                       5.00        02/01/2024         269,250
   1,000,000   ROBBINSDALE MN INDEPENDENT SCHOOL DISTRICT # 281 (PROPERTY TAX
               REVENUE, AGM INSURED, SCHOOL DISTRICT CREDIT PROGRAM)                 5.00        02/01/2019       1,057,920
   2,000,000   ROCHESTER MN MAYO CLINIC SERIES E (HCFR)                              5.00        11/15/2038       2,066,020
   2,000,000   ROCHESTER MN MAYO FOUNDATION MAYO MEDICAL CENTER SERIES I
               (HCFR)                                                                5.90        11/15/2010       2,041,760
   1,000,000   ROCHESTER MN SERIES C (ELECTRIC REVENUE)                              5.00        12/01/2030       1,052,040
   2,000,000   ROSEMOUNT MN INDEPENDENT SCHOOL DISTRICT # 196 SERIES A
               (PROPERTY TAX REVENUE, SCHOOL DISTRICT CREDIT PROGRAM)##              0.52        04/01/2011       1,992,040
   3,900,000   SEAWAY PORT AUTHORITY OF DULUTH MN INDUSTRIAL DEVELOPMENT DOCK
               & WHARF REVENUE CARGILL INCORPORATED PROJECT (IDR)                    4.20        05/01/2013       4,031,586
   1,500,000   SHAKOPEE MN ST. FRANCIS REGIONAL MEDICAL CENTER (HCFR)                5.00        09/01/2017       1,530,420
     950,000   SHAKOPEE MN ST. FRANCIS REGIONAL MEDICAL CENTER (HCFR)                5.25        09/01/2034         885,951
     660,000   SOUTH ST. PAUL MN HOUSING & RDA AIRPORT PROJECT (IDR, ASSURED
               GUARANTY)                                                             4.70        09/01/2019         667,253
     500,000   SOUTH ST. PAUL MN HOUSING & RDA AIRPORT PROJECT (IDR, ASSURED
               GUARANTY)                                                             5.13        09/01/2029         486,575
   5,000,000   SOUTHERN MINNESOTA MUNICIPAL POWER AGENCY CAPITAL APPRECIATION
               SERIES A (ELECTRIC REVENUE, NATL-RE INSURED)##                        3.88        01/01/2020       3,463,900

                 52 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

MINNESOTA TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
MINNESOTA (continued)
$  1,030,000   SOUTHERN MINNESOTA MUNICIPAL POWER AGENCY SERIES A (ELECTRIC
               REVENUE)+/-ss                                                         0.44%       01/01/2015   $     941,914
   2,000,000   SOUTHERN MINNESOTA MUNICIPAL POWER AGENCY SERIES A (ELECTRIC
               REVENUE)                                                              5.25        01/01/2030       2,105,000
     875,000   ST PAUL MN HOUSING & RDA (HCFR)                                       5.00        08/01/2035         879,786
   1,000,000   ST. CLOUD MN CENTRACARE HEALTH SYSTEM SERIES A (HCFR)                 5.13        05/01/2030         994,390
   1,000,000   ST. LOUIS PARK MN NICOLLETT HEALTH SERVICES (HCFR)                    5.50        07/01/2029         991,850
   1,050,000   ST. MICHAEL MN INDEPENDENT SCHOOL DISTRICT # 885 (PROPERTY TAX
               REVENUE, AGM INSURED, SCHOOL DISTRICT CREDIT PROGRAM)                 5.00        02/01/2018       1,113,966
   2,000,000   ST. MICHAEL MN INDEPENDENT SCHOOL DISTRICT # 885 (PROPERTY TAX
               REVENUE, AGM INSURED, SCHOOL DISTRICT CREDIT PROGRAM)                 5.00        02/01/2019       2,121,840
   2,000,000   ST. PAUL MN HOUSING & RDA ST. PAUL ACADEMY & SUMMIT
               (PRIVATE SCHOOLS REVENUE)                                             5.00        10/01/2024       2,093,920
   2,000,000   ST. PAUL MN HOUSING & RDA ALLINA HEALTH SYSTEMS SERIES A 1
               (HCFR)                                                                5.00        11/15/2024       2,060,260
   1,500,000   ST. PAUL MN HOUSING & RDA COMMUNITY OF PEACE ACADEMY PROJECT
               SERIES A (OTHER REVENUE)                                              5.00        12/01/2036       1,300,590
   2,000,000   ST. PAUL MN HOUSING & RDA COMMUNITY OF PEACE ACADEMY PROJECT
               SERIES A (TAX REVENUE)                                                7.88        12/01/2030       2,102,380
     225,000   ST. PAUL MN HOUSING & RDA GILLETTE CHILDRENS SPECIALTY (HCFR)         5.00        02/01/2012         229,741
     200,000   ST. PAUL MN HOUSING & RDA GILLETTE CHILDRENS SPECIALTY (HCFR)         5.00        02/01/2013         205,688
     225,000   ST. PAUL MN HOUSING & RDA GILLETTE CHILDRENS SPECIALTY (HCFR)         5.00        02/01/2014         232,182
     200,000   ST. PAUL MN HOUSING & RDA GILLETTE CHILDRENS SPECIALTY (HCFR)         5.00        02/01/2015         205,270
     650,000   ST. PAUL MN HOUSING & RDA HMONG ACADEMY PROJECT SERIES A
               (PRIVATE SCHOOLS REVENUE)                                             5.75        09/01/2026         583,018
     500,000   ST. PAUL MN HOUSING & RDA HMONG ACADEMY PROJECT SERIES A
               (PRIVATE SCHOOLS REVENUE)                                             6.00        09/01/2036         432,840
   1,715,000   ST. PAUL MN HOUSING & RDA PUBLIC RADIO PROJECT (OTHER REVENUE,
               ALLIED IRISH BANK PLC LOC)+/-ss                                       2.75        05/01/2022       1,715,000
   1,700,000   ST. PAUL MN HOUSING & RDA REGIONS HOSPITAL PROJECT (HCFR)             5.25        05/15/2018       1,700,765
   3,000,000   ST. PAUL MN HOUSING & RDA REGIONS HOSPITAL PROJECT (HCFR)             5.30        05/15/2028       2,895,690
   1,800,000   ST. PAUL MN HOUSING & RDA VARIOUS GOODWILL/EASTER SEALS
               PROJECTS (IDR, US BANK NA LOC)+/-ss                                   0.43        08/01/2025       1,800,000
   1,000,000   TODD MORRISON CASS & WADENA COUNTIES MN UNITED HOSPITAL
               DISTRICT LAKEWOOD (PROPERTY TAX REVENUE)                              5.13        12/01/2024       1,038,150
   1,540,000   UNIVERSITY OF MINNESOTA SERIES A (COLLEGE & UNIVERSITY REVENUE,
               GO OF UNIVERSITY)                                                     5.75        07/01/2017       1,835,172
   1,180,000   UNIVERSITY OF MINNESOTA SERIES A (COLLEGE & UNIVERSITY REVENUE,
               GO OF UNIVERSITY)                                                     5.00        04/01/2021       1,344,162
   7,310,000   UNIVERSITY OF MINNESOTA SERIES A (COLLEGE & UNIVERSITY REVENUE,
               GO OF UNIVERSITY)                                                     5.50        07/01/2021       8,631,940
   1,000,000   UNIVERSITY OF MINNESOTA SERIES A (COLLEGE & UNIVERSITY REVENUE,
               GO OF UNIVERSITY)                                                     5.13        04/01/2034       1,067,250
   1,275,000   UNIVERSITY OF MINNESOTA SERIES C (COLLEGE & UNIVERSITY REVENUE,
               GO OF UNIVERSITY)                                                     5.00        12/01/2020       1,467,308
   5,000,000   UNIVERSITY OF MINNESOTA STATE SUPPORTED STADIUM DEBT (COLLEGE &
               UNIVERSITY REVENUE)                                                   5.00        08/01/2025       5,331,500
   2,085,000   VIRGINIA MN HOUSING & RDA HEALTHCARE FACILITY (LEASE REVENUE)         5.25        10/01/2025       2,055,789
   2,495,000   WASHINGTON COUNTY MN CAPITAL IMPROVEMENT PLAN SERIES A
               (PROPERTY TAX REVENUE)                                                5.00        02/01/2021       2,800,687
     280,000   WESTERN MINNESOTA MUNICIPAL POWER AGENCY (ELECTRIC REVENUE,
               NATL-RE INSURED)                                                      9.75        01/01/2016         378,207
     330,000   WINONA MN WINONA HEALTH OBLIGATED GROUP (HCFR)                        4.40        07/01/2010         330,017
                                                                                                                183,951,351
                                                                                                                ------------

                 Wells Fargo Advantage Municipal Income Funds 53


Portfolio of Investments--June 30, 2010

MINNESOTA TAX-FREE FUND

                                                                                   INTEREST
  PRINCIPAL    SECURITY NAME                                                         RATE     MATURITY DATE       VALUE
------------   -----------------------------------------------------------------   --------   -------------   -------------
PUERTO RICO: 0.28%
$     25,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES II PREREFUNDED
               (ELECTRIC REVENUE, XLCA INSURED)                                      5.25%       07/01/2022   $      27,627
     500,000   UNIVERSITY OF PUERTO RICO SERIES Q (COLLEGE & UNIVERSITY
               REVENUE)                                                              5.00        06/01/2016         526,270
                                                                                                                    553,897
                                                                                                              -------------
VIRGIN ISLANDS: 0.94%
     750,000   VIRGIN ISLANDS PFA SENIOR LIEN MATCHING FUND LOAN NOTES
               SERIES A (SEWER REVENUE)                                              5.00        10/01/2014         813,492
   1,000,000   VIRGIN ISLANDS PFA SUB MATCHING FUND LOAN NOTES SERIES A
               (OTHER REVENUE)                                                       6.00        10/01/2039       1,037,250
                                                                                                                  1,850,742
                                                                                                              ------------
TOTAL MUNICIPAL BONDS & NOTES (COST $180,951,502)                                                               188,265,554
                                                                                                              ------------

   SHARES                                                                            YIELD
------------                                                                       --------
SHORT-TERM INVESTMENTS: 3.11%
INVESTMENT COMPANIES: 3.11%
   6,121,322   WELLS FARGO ADVANTAGE MINNESOTA MONEY MARKET FUND(l)(u)               0.01%                        6,121,322
TOTAL SHORT-TERM INVESTMENTS (COST
$6,121,322)                                                                                                       6,121,322
                                                                                                              -------------
TOTAL INVESTMENTS IN SECURITIES (COST $187,072,824)*                       98.83%                               194,386,876
OTHER ASSETS AND LIABILITIES, NET                                           1.17                                  2,305,851
                                                                          ------                              -------------
TOTAL NET ASSETS                                                          100.00%                             $196,692,727
                                                                          ------                              -------------

---------
+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

##   Zero coupon security. Rate represents yield to maturity.

(l)  Investment in an affiliate.

(u)  Rate shown is the 7-day annualized yield at period end.

* Cost for federal income tax purposes is $187,203,639 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $8,059,591
Gross unrealized depreciation    (876,354)
                                ----------
Net unrealized appreciation     $7,183,237

The accompanying notes are an integral part of these financial statements.

                54 Wells Fargo Advantage Municipal Income Funds


                             Statements of Assets and Liabilities--June 30, 2010

                                                                   California                                      Minnesota
                                                                  Limited-Term    California        Colorado       Tax-Free
                                                                 Tax-Free Fund   Tax-Free Fund   Tax-Free Fund       Fund
                                                                 -------------   -------------   -------------   ------------
ASSETS
   Investments
      In unaffiliate securities, at value ....................   $315,863,852    $573,984,462    $113,555,636    $188,265,554
      In affiliated securities, at value .....................     11,366,244         165,742       3,547,613       6,121,322
                                                                 ------------    ------------    ------------    ------------
   Total investments at value (see cost below) ...............    327,230,096     574,150,204     117,103,249     194,386,876
   Segregated cash ...........................................         50,000          50,000          50,000          50,000
   Receivable for Fund shares issued .........................      5,744,180       3,042,782         761,480         460,151
   Receivable for investment sold ............................        421,084       1,006,629               0         372,232
   Receivable for interest ...................................      4,287,363       7,705,939       1,164,407       2,830,440
                                                                 ------------    ------------    ------------    ------------
Total assets .................................................    337,732,723     585,955,554     119,079,136     198,099,699
                                                                 ------------    ------------    ------------    ------------
LIABILITIES
   Payable for floating rate note issued .....................              0               0       1,015,000               0
   Variation margin payable on futures contracts .............            469           1,484               0               0
   Payable for Fund shares redeemed ..........................      6,802,195         442,642          65,090          97,850
   Payable for investment purchased ..........................              0               0               0         878,404
   Dividends payable .........................................        386,008         689,864         241,874         291,343
   Payable to investment advisor and affiliates ..............        202,726         360,024          68,364         101,751
   Accured printing expenses .................................            880          60,021           8,115          23,247
   Accrued expenses and other liabilities ....................         15,961          39,223          13,734          14,377
                                                                 ------------    ------------    ------------    ------------
Total liabilities ............................................      7,408,239       1,593,258       1,412,177       1,406,972
                                                                 ------------    ------------    ------------    ------------
TOTAL NET ASSETS .............................................   $330,324,484    $584,362,296    $117,666,959    $196,692,727
                                                                 ============    ============    ============    ============
NET ASSETS CONSIST OF
   Paid-in capital ...........................................   $328,039,456    $580,199,433    $116,844,841    $188,783,818
   Undistributed investment income ...........................        142,891          64,331         104,168         461,540
   Accumulated net realized gain (loss) on investments .......     (1,317,093)    (10,879,736)     (1,270,456)        133,317
   Net unrealized appreciation of investments ................      3,459,230      14,978,268       1,988,406       7,314,052
                                                                 ------------    ------------    ------------    ------------
TOTAL NET ASSETS .............................................   $330,324,484    $584,362,296    $117,666,959    $196,692,727
                                                                 ============    ============    ============    ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A ......................................   $116,578,304    $372,414,503    $ 69,351,059    $ 56,885,214
   Shares outstanding - Class A ..............................     11,087,075      34,828,889       6,701,904       5,292,333
   Net asset value per share - Class A .......................   $      10.51    $      10.69    $      10.35    $      10.75
   Maximum offering price per share - Class A ................   $      10.84(2) $      11.19(3) $      10.84(3) $      11.26(3)
   Net assets - Class B ......................................            N/A    $  4,285,800    $    252,786    $  1,005,055
   Shares outstanding - Class B ..............................            N/A         392,775          24,397          93,505
   Net asset value per share - Class B .......................            N/A    $      10.91    $      10.36    $      10.75
   Net assets - Class C ......................................   $ 29,500,673    $ 34,847,943    $  3,920,216    $  6,489,104
   Shares outstanding - Class C ..............................      2,805,926       3,195,616         378,536         603,776
   Net asset value per share - Class C .......................   $      10.51    $      10.90    $      10.36    $      10.75
   Net assets - Administrator Class ..........................   $184,245,507    $172,814,050    $ 44,142,898    $132,313,354
   Shares outstanding - Administrator Class ..................     17,797,753      16,129,411       4,266,219      12,313,249
   Net asset value per share - Administrator Class ...........   $      10.35    $      10.71    $      10.35    $      10.75
                                                                 ------------    ------------    ------------    ------------
Investment at cost ...........................................   $323,716,922    $559,001,052    $115,114,843    $187,072,824
                                                                 ------------    ------------    ------------    ------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/97.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

(3.) Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 55


Statements of Operations -- For the Year Ended June 30, 2010

                                                               California                                     Minnesota
                                                              Limited-Term    California        Colorado       Tax-Free
                                                             Tax-Free Fund   Tax-Free Fund   Tax-Free Fund      Fund
                                                             -------------   -------------   -------------  ------------
INVESTMENT INCOME
   Interest ..............................................    $ 7,802,743     $27,103,659     $5,346,610    $ 8,891,540
   Income from affiliated securities .....................         10,022           6,111          7,352            468
                                                              -----------     -----------     ----------    ------------
Total investment income ..................................      7,812,765      27,109,770      5,353,962      8,892,008
                                                              -----------     -----------     ----------    ------------
EXPENSES
   Advisory fees .........................................        779,564       1,840,022        389,599        646,091
   Administration fees
      Fund level .........................................        111,366         264,093         55,657         92,299
      Class A ............................................        160,966         668,000        111,617         96,283
      Class B ............................................             NA          13,961          1,051          2,860
      Class C ............................................         35,487          58,449          5,018          9,634
      Administrator Class ................................        113,593         116,846         45,933        124,166
   Custody fees ..........................................         11,682          36,741          8,518         14,324
   Shareholder servicing fees
      Class A ............................................        204,980         912,255        144,599        131,245
      Class B ............................................            N/A          19,390          1,460          3,972
      Class C ............................................         48,788          81,180          6,969         13,380
      Administrator Class ................................        283,529         291,632        114,588        310,414
   Accounting fees .......................................         10,439          24,566          7,265         10,576
   Distribution fees .....................................
      Class B ............................................             NA          58,171          4,381         11,915
      Class C ............................................        147,861         243,539         20,908         40,140
   Interest expenses and fees ............................             NA              NA          3,478             NA
   Professional fees .....................................         32,723          37,632         33,321         37,822
   Registration fees .....................................          7,986           7,033          8,988         15,963
   Shareholder reports ...................................         12,001          68,563         12,497         25,658
   Trustees' fees ........................................         10,578          10,578         10,578         10,578
   Other fees and expenses ...............................          3,960          12,916          4,995          6,292
                                                              -----------     -----------     ----------    ------------
Total expenses ...........................................      1,975,503       4,765,567        991,420      1,603,612
                                                              -----------     -----------     ----------    ------------
LESS
   Waived fees and/or reimbursed expenses ................       (218,350)       (530,287)      (131,210)      (292,802)
   Net expenses ..........................................      1,757,153       4,235,280        860,210      1,310,810
                                                              -----------     -----------     ----------    ------------
Net investment income ....................................      6,055,612      22,874,490      4,493,752      7,581,198
                                                              -----------     -----------     ----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from unaffiliated securities ....     (1,028,508)     (2,934,971)      (568,234)       355,126
                                                              -----------     -----------     ----------    ------------
Net change in unrealized appreciation (depreciation) of
   Unaffiliated securities ...............................      4,615,648      28,657,046      5,266,524      6,649,246
   Futures transactions ..................................        (53,963)       (170,884)             0              0
                                                              -----------     -----------     ----------    ------------
Net change in unrealized appreciation (depreciation) of
   investments ...........................................      4,561,685      28,486,162      5,266,524      6,649,246
                                                              -----------     -----------     ----------    ------------
Net realized and unrealized gain (loss) on investments ...      3,533,177      25,551,191      4,698,290      7,004,372
                                                              -----------     -----------     ----------    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $ 9,588,789     $48,425,681     $9,192,042    $14,585,570
                                                              ===========     ===========     ==========    ============

The accompanying notes are an integral part of these financial statements.

                56 Wells Fargo Advantage Municipal Income Funds


                                             Statements of Changes in Net Assets

                                                                                      CALIFORNIA LIMITED-TERM
                                                                                           TAX-FREE FUND
                                                                                   -----------------------------
                                                                                      For the         For the
                                                                                     Year Ended      Year Ended
                                                                                   June 30, 2010   June 30, 2009
                                                                                   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ........................................................   $112,645,193    $ 85,808,398
OPERATIONS
   Net investment income .......................................................      6,055,612       3,553,306
   Net realized gain (loss) on investments .....................................     (1,028,508)        114,053
   Net change in unrealized appreciation (depreciation) of investments .........      4,561,685        (472,318)
                                                                                   ------------    ------------
Net increase (decrease) in net assets resulting from operations ................      9,588,789       3,195,041
                                                                                   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ..................................................................     (2,394,594)     (1,539,106)
      Class B ..................................................................             NA              NA
      Class C ..................................................................       (366,458)       (143,744)
      Administrator Class ......................................................     (3,308,320)     (1,843,447)
   Net realized gains
      Class A ..................................................................              0               0
      Class B ..................................................................             NA              NA
      Class C ..................................................................              0               0
      Administrator Class ......................................................              0               0
                                                                                   ------------    ------------
Total distributions to shareholders ............................................     (6,069,372)     (3,526,297)
                                                                                   ------------    ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A .........................................     98,354,423      32,349,439
   Reinvestment of distributions - Class A .....................................      1,557,037       1,074,390
   Cost of shares redeemed - Class A ...........................................    (31,087,070)    (24,268,188)
                                                                                   ------------    ------------
   Net increase (decrease) in net assets resulting from capital
      share transactions - Class A .............................................     68,824,390       9,155,641
                                                                                   ------------    ------------
   Proceeds from shares sold - Class B .........................................             NA              NA
   Reinvestment of distributions - Class B .....................................             NA              NA
   Cost of shares redeemed - Class B ...........................................             NA              NA
                                                                                   ------------    ------------
   Net decrease in net assets resulting from capital share
       transactions - Class B ..................................................             NA              NA
                                                                                   ------------    ------------
   Proceeds from shares sold - Class C .........................................     24,869,247       2,895,163
   Reinvestment of distributions - Class C .....................................        281,976         113,082
   Cost of shares redeemed - Class C ...........................................     (1,946,016)     (1,619,750)
                                                                                   ------------    ------------
   Net increase (decrease) in net assets resulting from capital
       share transactions - Class C ............................................     23,205,207       1,388,495
                                                                                   ------------    ------------
   Proceeds from shares sold - Administrator Class .............................    180,279,456      46,391,166
   Reinvestment of distributions - Administrator Class .........................        684,576         504,780
   Cost of shares redeemed - Administrator Class ...............................    (58,833,755)    (30,272,031)
                                                                                   ------------    ------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Administrator Class .......................................    122,130,277      16,623,915
                                                                                   ------------    ------------
Net increase (decrease) in net assets resulting from capital share
   transactions - Total ........................................................    214,159,874      27,168,051
                                                                                   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS ..........................................    217,679,291      26,836,795
                                                                                   ------------    ------------
ENDING NET ASSETS ..............................................................   $330,324,484    $112,645,193
                                                                                   ------------    ------------
Ending balance of undistributed net investment income ..........................   $    142,891    $    160,782
                                                                                   ------------    ------------

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 57


Statements of Changes in Net Assets




   CALIFORNIA TAX-FREE FUND         COLORADO TAX-FREE FUND         MINNESOTA TAX-FREE FUND
-----------------------------   -----------------------------   -----------------------------
   For the         For the         For the         For the         For the         For the
  Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
June 30, 2010   June 30, 2009   June 30, 2010   June 30, 2009   June 30, 2010   June 30, 2009
-------------   -------------   -------------   -------------   -------------   -------------

$465,284,614    $508,481,016    $ 99,752,732     $94,490,769    $177,983,708    $164,844,658

  22,874,490      22,687,056       4,493,752       4,321,579       7,581,198       7,676,764
  (2,934,971)     (4,919,792)       (568,234)       (695,700)        355,126         234,134
  28,486,162     (20,238,235)      5,266,524      (3,147,831)      6,649,246      (2,922,146)
------------    ------------    ------------     -----------    ------------    ------------
  48,425,681      (2,470,971)      9,192,042         478,048      14,585,570       4,988,752
------------    ------------    ------------     -----------    ------------    ------------


 (16,129,554)    (16,990,529)     (2,531,682)     (2,146,053)     (2,139,981)     (1,971,458)
    (281,668)       (698,776)        (19,654)        (70,856)        (52,013)       (107,720)
  (1,161,777)     (1,102,411)        (92,118)        (24,118)       (172,744)       (108,100)
  (5,297,449)     (3,895,338)     (1,992,350)     (2,050,310)     (5,280,041)     (5,460,844)

           0               0               0         (40,732)        (55,691)        (25,029)
           0               0               0          (1,719)         (1,661)         (1,738)
           0               0               0            (521)         (5,637)         (1,780)
           0               0               0         (38,222)       (127,963)        (70,239)
------------    ------------    ------------     -----------    ------------    ------------
 (22,870,448)    (22,687,054)     (4,635,804)     (4,372,531)     (7,835,731)     (7,746,908)
------------    ------------    ------------     -----------    ------------    ------------

  48,498,847      57,243,194      19,354,528      17,343,240      10,101,002      13,967,374
  10,770,261      11,129,535       1,566,164       1,417,338       1,651,793       1,494,889
 (57,370,450)    (74,023,834)     (7,921,459)     (9,228,114)     (5,654,475)     (9,364,358)
------------    ------------    ------------     -----------    ------------    ------------

   1,898,658      (5,651,105)     12,999,233       9,532,464       6,098,320       6,097,905
------------    ------------    ------------     -----------    ------------    ------------
      34,862          67,401               0               0           7,421               0
     180,030         480,413          11,950          44,672          35,912          74,629
  (8,409,360)    (13,385,486)       (869,762)     (1,719,463)     (1,276,965)     (1,980,216)
------------    ------------    ------------     -----------    ------------    ------------

  (8,194,468)    (12,837,672)       (857,812)     (1,674,791)     (1,233,632)     (1,905,587)
------------    ------------    ------------     -----------    ------------    ------------
  10,525,053       4,755,532       3,453,470         720,892       2,589,017       2,500,186
     771,222         715,647          75,215          19,425         145,671          86,468
  (5,783,889)     (5,688,752)       (732,446)        (76,614)       (569,787)       (507,350)
------------    ------------    ------------     -----------    ------------    ------------

   5,512,386        (217,573)      2,796,239         663,703       2,164,901       2,079,304
------------    ------------    ------------     -----------    ------------    ------------
 139,068,287      29,659,951       8,803,136       9,584,912      29,668,974      48,243,559
   2,877,952       1,278,030         248,038         268,216       2,285,244       1,900,671
 (47,640,366)    (30,270,008)    (10,630,845)     (9,218,058)    (27,024,627)    (40,518,646)
------------    ------------    ------------     -----------    ------------    ------------

  94,305,873         667,973      (1,579,671)        635,070       4,929,591       9,625,584
------------    ------------    ------------     -----------    ------------    ------------

  93,522,449     (18,038,377)     13,357,989       9,156,446      11,959,180      15,897,206
------------    ------------    ------------     -----------    ------------    ------------
 119,077,682     (43,196,402)     17,914,227       5,261,963      18,709,019      13,139,050
=============   ============    ============     ===========    ============    ============
$584,362,296    $465,284,614    $117,666,959     $99,752,732    $196,692,727    $177,983,708
=============   ============    ============     ===========    ============    ============
$     64,331    $     60,289    $    104,168     $   245,981    $    461,540    $    523,449
------------    ------------    ------------     -----------    ------------    ------------

                 58 Wells Fargo Advantage Municipal Income Funds


                                             Statements of Changes in Net Assets

                                                                      CALIFORNIA LIMITED-TERM
                                                                           TAX-FREE FUND
                                                                  ------------------------------
                                                                     For the          For the
                                                                    Year Ended      Year Ended
                                                                  June 30, 2010    June 30, 2009
                                                                  -------------    -------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ......................................     9,394,696        3,177,947
   Shares issued in reinvestment of distributions - Class A ...       148,745          105,176
   Shares redeemed - Class A ..................................    (2,963,926)      (2,404,224)
                                                                   ----------       ----------
   Net increase (decrease) in net assets resulting from capital
      share transactions - Class A ............................     6,579,515          878,899
                                                                   ----------       ----------
   Shares sold - Class B ......................................            NA               NA
   Shares issued in reinvestment of distributions - Class B ...            NA               NA
   Shares redeemed - Class B ..................................            NA               NA
                                                                   ----------       ----------
   Net decrease in net assets resulting from capital share
      transactions - Class B ..................................            NA               NA
                                                                   ----------       ----------
   Shares sold - Class C ......................................     2,380,005          282,245
   Shares issued in reinvestment of distributions - Class C ...        26,917           11,078
   Shares redeemed - Class C ..................................      (185,655)        (158,438)
                                                                   ----------       ----------
   Net increase (decrease) in net assets resulting from capital
      share transactions - Class C ............................     2,221,267          134,885
                                                                   ----------       ----------
   Shares sold - Administrator Class ..........................    17,489,580        4,611,105
   Shares issued in reinvestment of distributions -
      Administrator Class .....................................        66,421           50,195
   Shares redeemed - Administrator Class ......................    (5,708,313)      (3,030,410)
                                                                   ----------       ----------
   Net increase (decrease) in net assets resulting from capital
      share transactions - Administrator Class ................    11,847,688        1,630,890
                                                                   ----------       ----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS .................................    20,648,470        2,644,674
                                                                   ==========       ==========

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Municipal Income Funds 59


Statements of Changes in Net Assets


   CALIFORNIA TAX-FREE FUND          COLORADO TAX-FREE FUND         MINNESOTA TAX-FREE FUND
------------------------------   -----------------------------   -----------------------------
   For the          For the         For the         For the         For the         For the
  Year Ended      Year Ended      Year Ended      Year Ended       Year Ended     Year Ended
June 30, 2010    June 30, 2009   June 30, 2010   June 30, 2009   June 30, 2010   June 30, 2009
-------------    -------------   -------------   -------------   -------------   -------------

  4,575,525        5,655,900       1,880,574       1,759,458         946,714       1,362,671
  1,015,636        1,101,497         152,202         144,062         154,634         145,986
 (5,414,496)      (7,378,590)       (771,270)       (939,479)       (529,488)       (918,636)
 ----------       ----------      ----------       ---------      ----------      ----------

    176,665         (621,193)      1,261,506         964,041         571,860         590,021
 ----------       ----------      ----------       ---------      ----------      ----------
      3,219            6,887               0               0             694               0
     16,690           46,568           1,164           4,541           3,367           7,295
   (779,194)      (1,286,526)        (84,824)       (174,321)       (119,629)       (192,781)
 ----------       ----------      ----------       ---------      ----------      ----------

   (759,285)      (1,233,071)        (83,660)       (169,780)       (115,568)       (185,486)
 ----------       ----------      ----------       ---------      ----------      ----------
    975,284          453,637         335,656          73,097         241,711         244,110
     71,286           69,459           7,289           1,979          13,630           8,451
   (536,699)        (549,395)        (70,605)         (7,723)        (53,412)        (49,923)
 ----------       ----------      ----------       ---------      ----------      ----------

    509,871          (26,299)        272,340          67,353         201,929         202,638
 ----------       ----------      ----------       ---------      ----------      ----------
 13,054,132        2,895,979         859,517         972,612       2,781,970       4,727,453

    269,792          126,137          24,114          27,330         213,993         185,807
 (4,479,438)      (3,023,585)     (1,034,324)       (949,409)     (2,533,685)     (3,951,302)
 ----------       ----------      ----------       ---------      ----------      ----------

  8,844,486           (1,469)       (150,693)         50,533         462,278         961,958
 ----------       ----------      ----------       ---------      ----------      ----------

  8,771,737       (1,882,032)      1,299,493         912,147       1,120,499       1,569,131
 ==========       ==========      ==========       =========      ==========      ==========

                 60 Wells Fargo Advantage Municipal Income Funds


                                                            Financial Highlights

                                        Beginning                 Net Realized    Distributions
                                        Net Asset       Net      and Unrealized      from Net
                                        Value Per   Investment     Gain (Loss)      Investment
                                          Share       Income     on Investments       Income
                                        ---------   ----------   --------------   -------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND
Class A
July 1, 2009 to June 30, 2010             $10.29      0.28            0.23        (0.29)
July 1, 2008 to June 30, 2009             $10.30      0.39           (0.01)       (0.39)
July 1, 2007 to June 30, 2008             $10.36      0.38           (0.06)       (0.38)
July 1, 2006 to June 30, 2007             $10.34      0.36            0.02        (0.36)
July 1, 2005 to June 30, 2006             $10.60      0.30           (0.24)       (0.29)
Class C
July 1, 2009 to June 30, 2010             $10.29      0.19            0.24        (0.21)
July 1, 2008 to June 30, 2009             $10.30      0.30            0.00        (0.31)
July 1, 2007 to June 30, 2008             $10.36      0.31           (0.07)       (0.30)
July 1, 2006 to June 30, 2007             $10.34      0.30            0.01        (0.29)
July 1, 2005 to June 30, 2006             $10.59      0.22           (0.23)       (0.21)
Administrator Class
July 1, 2009 to June 30, 2010             $10.13      0.30            0.23        (0.31)
July 1, 2008 to June 30, 2009             $10.14      0.41           (0.01)       (0.41)
July 1, 2007 to June 30, 2008             $10.20      0.39           (0.05)       (0.40)
July 1, 2006 to June 30, 2007             $10.18      0.38            0.02        (0.38)
July 1, 2005 to June 30, 2006             $10.43      0.32           (0.23)       (0.31)
CALIFORNIA TAX-FREE FUND
Class A
July 1, 2009 to June 30, 2010             $10.14      0.46(4)         0.55        (0.46)
July 1, 2008 to June 30, 2009             $10.64      0.49           (0.50)       (0.49)
July 1, 2007 to June 30, 2008             $11.02      0.48           (0.35)       (0.48)
July 1, 2006 to June 30, 2007             $11.00      0.48            0.05        (0.48)
July 1, 2005 to June 30, 2006             $11.51      0.48           (0.40)       (0.48)
Class B
July 1, 2009 to June 30, 2010             $10.35      0.39(4)         0.56        (0.39)
July 1, 2008 to June 30, 2009             $10.86      0.42           (0.50)       (0.43)
July 1, 2007 to June 30, 2008             $11.24      0.42           (0.36)       (0.41)
July 1, 2006 to June 30, 2007             $11.22      0.41            0.05        (0.41)
July 1, 2005 to June 30, 2006             $11.74      0.41           (0.41)       (0.41)
Class C
July 1, 2009 to June 30, 2010             $10.35      0.39(4)         0.55        (0.39)
July 1, 2008 to June 30, 2009             $10.85      0.42           (0.50)       (0.42)
July 1, 2007 to June 30, 2008             $11.24      0.41           (0.36)       (0.41)
July 1, 2006 to June 30, 2007             $11.22      0.41            0.05        (0.41)
July 1, 2005 to June 30, 2006             $11.74      0.41           (0.41)       (0.41)

----------
(1.) Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(2.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(3.) Commencement of class operations.

(4.) Calculated based upon average shares outstanding.

(5.) On July 18, 2008, Class Z was converted to Administrator Class.

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Municipal Income Funds 61


Financial Highlights

                                     Ratio to Average
                                  Net Assets (Annualized)
                   Ending    --------------------------------
 Distributions   Net Asset       Net                                        Portfolio    Net Assets at
   from Net      Value Per   Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share       Income     Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
--------------   ---------   ----------   --------   --------   ---------   ---------   ---------------
     0.00          $10.51       2.67%       0.85%      0.85%      5.14%        34%          $116,578
     0.00          $10.29       3.82%       0.95%      0.85%      3.77%        64%          $ 46,372
     0.00          $10.30       3.63%       1.09%      0.85%      3.09%        69%          $ 37,376
     0.00          $10.36       3.50%       1.09%      0.85%      3.74%        80%          $ 41,140
    (0.03)         $10.34       2.85%       1.09%      0.85%      0.58%        82%          $ 39,433

     0.00          $10.51       1.85%       1.61%      1.60%      4.25%        34%          $ 29,501
     0.00          $10.29       3.07%       1.69%      1.60%      2.99%        64%          $  6,014
     0.00          $10.30       2.88%       1.83%      1.60%      2.32%        69%          $  4,632
     0.00          $10.36       2.75%       1.84%      1.60%      2.97%        80%          $  5,006
    (0.03)         $10.34       2.09%       1.85%      1.60%     (0.08)%       82%          $  6,894

     0.00          $10.35       2.91%       0.79%      0.60%      5.34%        34%          $184,246
     0.00          $10.13       4.08%       0.87%      0.60%      4.03%        64%          $ 60,259
     0.00          $10.14       3.85%       0.91%      0.60%      3.34%        69%          $ 43,800
     0.00          $10.20       3.74%       0.91%      0.60%      4.00%        80%          $ 24,600
    (0.03)         $10.18       3.11%       0.91%      0.60%      0.89%        82%          $ 20,677


     0.00          $10.69       4.35%       0.86%      0.80%     10.10%        31%          $372,415
     0.00          $10.14       4.85%       0.88%      0.80%      0.06%        44%          $351,526
    (0.03)         $10.64       4.42%       1.02%      0.80%      1.25%        43%          $375,441
    (0.03)         $11.02       4.31%       1.03%      0.80%      4.89%        49%          $365,396
    (0.11)         $11.00       4.32%       1.04%      0.80%      0.76%        48%          $350,038

     0.00          $10.91       3.63%       1.62%      1.55%      9.26%        31%          $  4,286
     0.00          $10.35       4.08%       1.64%      1.55%     (0.69)%       44%          $ 11,926
    (0.03)         $10.86       3.68%       1.77%      1.55%      0.57%        43%          $ 25,900
    (0.03)         $11.24       3.57%       1.78%      1.55%      4.11%        49%          $ 42,839
    (0.11)         $11.22       3.56%       1.79%      1.55%      0.00%        48%          $ 54,258

     0.00          $10.90       3.58%       1.62%      1.55%      9.16%        31%          $ 34,848
     0.00          $10.35       4.10%       1.63%      1.55%     (0.60)%       44%          $ 27,786
    (0.03)         $10.85       3.69%       1.76%      1.55%      0.47%        43%          $ 29,438
    (0.03)         $11.24       3.56%       1.78%      1.55%      4.11%        49%          $ 29,732
    (0.11)         $11.22       3.56%       1.79%      1.55%      0.00%        48%          $ 29,168

                 62 Wells Fargo Advantage Municipal Income Funds


                                                            Financial Highlights

                                        Beginning                 Net Realized    Distributions
                                        Net Asset       Net      and Unrealized      from Net
                                        Value Per   Investment     Gain (Loss)      Investment
                                          Share       Income     on Investments      Income
                                        ---------   ----------   --------------   -------------
CALIFORNIA TAX-FREE FUND (continued)
Administrator Class
July 1, 2009 to June 30, 2010 .......     $10.16      0.48            0.56            (0.49)
July 1, 2008 to June 30, 2009 .......     $10.66      0.52           (0.50)           (0.52)
July 1, 2007 to June 30, 2008 .......     $11.04      0.51           (0.35)           (0.51)
July 1, 2006 to June 30, 2007 .......     $11.03      0.51            0.04            (0.51)
July 1, 2005 to June 30, 2006 .......     $11.54      0.51           (0.40)           (0.51)
COLORADO TAX-FREE FUND
Class A
July 1, 2009 to June 30, 2010 .......     $ 9.90      0.41(4)         0.46            (0.42)
July 1, 2008 to June 30, 2009 .......     $10.32      0.45(4)        (0.41)           (0.45)
July 1, 2007 to June 30, 2008 .......     $10.57      0.44(4)        (0.24)           (0.44)
July 1, 2006 to June 30, 2007 .......     $10.55      0.45            0.02            (0.45)
July 1, 2005 to June 30, 2006 .......     $10.94      0.46           (0.40)           (0.45)
Class B
July 1, 2009 to June 30, 2010 .......     $ 9.92      0.33(4)         0.45            (0.34)
July 1, 2008 to June 30, 2009 .......     $10.33      0.38(4)        (0.40)           (0.38)
July 1, 2007 to June 30, 2008 .......     $10.58      0.36(4)        (0.24)           (0.36)
July 1, 2006 to June 30, 2007 .......     $10.57      0.37            0.01            (0.37)
July 1, 2005 to June 30, 2006 .......     $10.95      0.38           (0.39)           (0.37)
Class C
July 1, 2009 to June 30, 2010 .......     $ 9.91      0.33(4)         0.46            (0.34)
July 1, 2008 to June 30, 2009 .......     $10.33      0.37(4)        (0.40)           (0.38)
April 1, 2008(3) to June 30, 2008 ...     $10.35      0.08(4)        (0.01)           (0.09)
Administrator Class
July 1, 2009 to June 30, 2010 .......     $ 9.90      0.43(4)         0.47            (0.45)
July 1, 2008 to June 30, 2009 .......     $10.32      0.48(4)        (0.42)           (0.47)
July 1, 2007 to June 30, 2008 .......     $10.57      0.47(4)        (0.25)           (0.46)
July 1, 2006 to June 30, 2007 .......     $10.55      0.48            0.02            (0.48)
July 1, 2005 to June 30, 2006 .......     $10.94      0.49           (0.40)           (0.48)

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Municipal Income Funds 63


Financial Highlights

                                     Ratio to Average
                                  Net Assets (Annualized)
                   Ending    --------------------------------
 Distributions   Net Asset       Net                                        Portfolio    Net Assets at
   from Net      Value Per   Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share       Income     Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
--------------   ---------   ----------   --------   --------   ---------   ---------   ---------------
     0.00          $10.71       4.53%       0.78%      0.55%     10.35%        31%          $172,814
     0.00          $10.16       5.10%       0.81%      0.55%      0.32%        44%          $ 74,046
    (0.03)         $10.66       4.67%       0.84%      0.55%      1.51%        43%          $ 77,702
    (0.03)         $11.04       4.56%       0.85%      0.55%      5.06%        49%          $ 50,556
    (0.11)         $11.03       4.58%       0.86%      0.55%      1.02%        48%          $ 46,686


     0.00          $10.35       3.95%       0.89%      0.85%      8.90%        15%          $ 69,351
    (0.01)         $ 9.90       4.58%       1.00%      0.88%      0.51%        20%          $ 53,883
    (0.01)         $10.32       4.20%       1.12%      0.89%      1.85%        15%          $ 46,174
     0.00          $10.57       4.21%       1.15%      0.92%      4.46%        21%          $ 49,827
     0.00          $10.55       4.28%       1.17%      0.93%      0.60%        23%          $ 43,538

     0.00          $10.36       3.24%       1.66%      1.60%      7.97%        15%          $    253
    (0.01)         $ 9.92       3.83%       1.74%      1.63%     (0.14)%       20%          $  1,072
    (0.01)         $10.33       3.45%       1.87%      1.64%      1.09%        15%          $  2,870
     0.00          $10.58       3.47%       1.90%      1.67%      3.59%        21%          $  6,057
     0.00          $10.57       3.53%       1.92%      1.68%     (0.05)%       23%          $  7,661

     0.00          $10.36       3.17%       1.65%      1.60%      8.08%        15%          $  3,920
    (0.01)         $ 9.91       3.82%       1.73%      1.60%     (0.23)%       20%          $  1,053
     0.00          $10.33       2.25%       1.74%      1.61%      0.58%        15%          $    401

     0.00          $10.35       4.21%       0.83%      0.60%      9.17%        15%          $ 44,143
    (0.01)         $ 9.90       4.84%       0.92%      0.63%      0.76%        20%          $ 43,746
    (0.01)         $10.32       4.44%       0.94%      0.64%      2.10%        15%          $ 45,046
     0.00          $10.57       4.46%       0.97%      0.67%      4.72%        21%          $ 35,446
     0.00          $10.55       4.53%       0.98%      0.68%      0.85%        23%          $ 32,321

                 64 Wells Fargo Advantage Municipal Income Funds


                                                            Financial Highlights

                                        Beginning                 Net Realized    Distributions
                                        Net Asset       Net      and Unrealized      from Net
                                        Value Per   Investment     Gain (Loss)      Investment
                                          Share       Income     on Investments       Income
                                        ---------   ----------   --------------   -------------
MINNESOTA TAX-FREE FUND
Class A
July 1, 2009 to June 30, 2010 .......     $10.36      0.43(4)          0.40           (0.43)
July 1, 2008 to June 30, 2009 .......     $10.56      0.44(4)         (0.19)          (0.44)
July 1, 2007 to June 30, 2008 .......     $10.70      0.45(4)         (0.10)          (0.46)
July 1, 2006 to June 30, 2007 .......     $10.74      0.45            (0.01)          (0.45)
July 1, 2005 to June 30, 2006 .......     $11.15      0.45            (0.37)          (0.45)
Class B
July 1, 2009 to June 30, 2010 .......     $10.36      0.35(4)          0.40           (0.35)
July 1, 2008 to June 30, 2009 .......     $10.56      0.37(4)         (0.19)          (0.37)
July 1, 2007 to June 30, 2008 .......     $10.69      0.38(4)         (0.10)          (0.38)
July 1, 2006 to June 30, 2007 .......     $10.74      0.38            (0.03)          (0.37)
July 1, 2005 to June 30, 2006 .......     $11.15      0.37            (0.37)          (0.37)
Class C
July 1, 2009 to June 30, 2010 .......     $10.36      0.35(4)          0.40           (0.35)
July 1, 2008 to June 30, 2009 .......     $10.56      0.36(4)         (0.18)          (0.37)
July 1, 2007 to June 30, 2008 .......     $10.69      0.37(4)         (0.10)          (0.37)
July 1, 2006 to June 30, 2007 .......     $10.73      0.36            (0.01)          (0.36)
July 1, 2005 to June 30, 2006 .......     $11.15      0.37            (0.38)          (0.37)
Administrator Class
July 1, 2009 to June 30, 2010 .......     $10.36      0.45(4)          0.40           (0.45)
July 1, 2008 to June 30, 2009(5) ....     $10.56      0.47(4)         (0.19)          (0.47)
July 1, 2007 to June 30, 2008 .......     $10.69      0.48(4)         (0.10)          (0.48)
July 1, 2006 to June 30, 2007 .......     $10.73      0.48            (0.01)          (0.48)
July 1, 2005 to June 30, 2006 .......     $11.14      0.48            (0.37)          (0.48)

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Municipal Income Funds 65


Financial Highlights

                                      Ratio to Average
                                  Net Assets (Annualized)
                   Ending    --------------------------------
 Distributions   Net Asset       Net                                        Portfolio    Net Assets at
   from Net      Value Per   Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share       Income     Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
--------------   ---------   ----------   --------   --------   ---------   ---------   ---------------

    (0.01)         $10.75       3.97%       0.89%      0.85%      8.11%        25%          $ 56,885
    (0.01)         $10.36       4.32%       0.94%      0.85%      2.49%        28%          $ 48,905
    (0.03)         $10.56       4.26%       1.06%      0.85%      3.32%        39%          $ 43,617
    (0.03)         $10.70       4.18%       1.07%      0.85%      4.14%        19%          $ 37,897
    (0.04)         $10.74       4.17%       1.08%      0.85%      0.73%        20%          $ 38,145

    (0.01)         $10.75       3.24%       1.65%      1.60%      7.30%        25%          $  1,005
    (0.01)         $10.36       3.58%       1.69%      1.60%      1.72%        28%          $  2,166
    (0.03)         $10.56       3.51%       1.82%      1.60%      2.64%        39%          $  4,166
    (0.03)         $10.69       3.43%       1.82%      1.60%      3.27%        19%          $  6,200
    (0.04)         $10.74       3.41%       1.83%      1.60%     (0.02)%       20%          $  8,787

    (0.01)         $10.75       3.19%       1.64%      1.60%      7.30%        25%          $  6,489
    (0.01)         $10.36       3.55%       1.65%      1.59%      1.73%        28%          $  4,163
    (0.03)         $10.56       3.49%       1.79%      1.60%      2.63%        39%          $  2,103
    (0.03)         $10.69       3.41%       1.82%      1.60%      3.35%        19%          $  1,245
    (0.04)         $10.73       3.40%       1.83%      1.60%     (0.13)%       20%          $    635

    (0.01)         $10.75       4.22%       0.82%      0.60%      8.37%        25%          $132,313
    (0.01)         $10.36       4.57%       0.86%      0.60%      2.74%        28%          $122,749
    (0.03)         $10.56       4.49%       0.89%      0.60%      3.67%        39%          $111,194
    (0.03)         $10.69       4.43%       0.89%      0.60%      4.40%        19%          $115,134
    (0.04)         $10.73       4.42%       0.90%      0.60%      0.98%        20%          $109,137

                 66 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the following funds: Wells Fargo Advantage California Limited-Term Tax-Free Fund ("California Limited-Term Tax-Free Fund"), Wells Fargo Advantage California Tax-Free Fund ("California Tax-Free Fund"), Wells Fargo Advantage Colorado Tax-Free Fund ("Colorado Tax-Free Fund") and Wells Fargo Advantage Minnesota Tax-Free Fund ("Minnesota Tax-Free Fund") (each, a "Fund", collectively, the "Funds"). Each Fund is a non-diversified series of the Trust, a Delaware statutory trust organized on March 10, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using the methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

FUTURES CONTRACTS

Certain Funds may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

                 Wells Fargo Advantage Municipal Income Funds 67


Notes to Financial Statements

MUNICIPAL MARKET DATA RATE LOCKS

The Funds may be subject to interest rate risk in the normal course of pursuing its investment objectives. A Fund may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). A Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). An MMD Rate Lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. An MMD Rate Lock is a contract between a Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to a Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying index. The Fund's maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund's exposure to the counterparty.

INVERSE FLOATING-RATE OBLIGATIONS

Certain Funds may participate in inverse floating-rate obligation ("Inverse Floater") structures whereby a fixed-rate bond ("Fixed-Rate Bond") purchased by the Fund is transferred to a tender option bond trust ("TOB Trust"). The TOB Trust issues floating-rate notes ("Floating-Rate Notes") to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust's assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and accounts for the Floating-Rate Notes as a liability in the Fund's Statement of Assets and Liabilities. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At June 30, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

                 68 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

                                          Undistribed        Accumulated Net
                                        Net Investment   Realized Gain (Loss) on
                                            Income             Investments
                                        --------------   -----------------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND      $(4,131)              $  4,131
COLORADO TAX-FREE FUND                         239                  (239)
MINNESOTA TAX-FREE FUND                      1,672                (1,672)

FEDERAL AND OTHER TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At June 30, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

                                                          Expiration
                                        ---------------------------------------------
                                          2015       2016        2017          2018
                                        --------   --------   ----------   ----------
CALIFORNIA LIMITED-TERM TAX-FREE FUND   $251,711   $ 11,320   $        0   $1,059,767
CALIFORNIA TAX-FREE FUND                       0    818,994    1,675,607    8,047,373
COLORADO TAX-FREE FUND                         0          0       95,092      656,194

At June 30, 2010, current year deferred post-October losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                          Deferred
                                        Post-October
                                        Capital Loss
                                        ------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND     $ 14,244
CALIFORNIA TAX-FREE FUND                   508,646
COLORADO TAX-FREE FUND                     519,169

CLASS ALLOCATIONS

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund's investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

                 Wells Fargo Advantage Municipal Income Funds 69


Notes to Financial Statements

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

As of June 30, 2010, the inputs used in valuing the Fund's assets which are carried at fair value were as follows:

                                                         Significant Other       Significant
                                        Quoted Prices   Observable Inputs    Unobservable Inputs
Investments in Securities                 (Level 1)          (Level 2)             (Level 3)          Total
-------------------------               -------------   ------------------   -------------------   ------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND
   Municipal bonds & notes               $         0       $315,673,455           $  190,397       $315,863,852
   Investment companies                   11,366,244                  0                    0         11,366,244
   Total                                 $11,366,244       $315,673,455           $  190,397       $327,230,096
CALIFORNIA TAX-FREE FUND
   Municipal bonds & notes               $         0       $571,975,748           $1,808,771       $573,784,519
   U.S. Treasury obligations                       0            199,943                    0            199,943
   Investment companies                      165,742                  0                    0            165,742
   Total                                 $   165,742       $572,175,691           $1,808,771       $574,150,204
COLORADO TAX-FREE FUND
   Municipal bonds & notes               $         0       $113,555,636            $       0       $113,555,636
   Investment companies                    3,547,613                  0                    0          3,547,613
   Total                                 $ 3,547,613       $113,555,636            $       0       $117,103,249
MINNESOTA TAX-FREE FUND
   Municipal bonds & notes               $         0       $186,944,872           $1,320,682       $188,265,554
   Investment companies                    6,121,322                  0                    0          6,121,322
   Total                                 $ 6,121,322       $186,944,872           $1,320,682       $194,386,876

Further details on the major security types listed above for each Fund can be found in each Fund's Portfolio of Investments.

As of June 30, 2010, the inputs used in valuing the Fund's other financial instruments, which are carried at fair value were as follows:

                                                         Significant Other       Significant
                                        Quoted Prices   Observable Inputs    Unobservable Inputs
Futures Contract                          (Level 1)          (Level 2)             (Level 3)          Total
----------------                        -------------   ------------------   -------------------   ------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND     $ (53,963)            $0                   $0             $ (53,963)
CALIFORNIA TAX-FREE FUND                  $(170,884)            $0                   $0             $(170,884)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                            California Limited-Tem     California      Minnesota
                                                 Tax-Free Fund       Tax-Free Fund   Tax-Free Fund
                                            ----------------------   -------------   -------------
MUNICIPAL BONDS & NOTES
BALANCE AS JUNE 30, 2009                           $      0            $        0      $        0
   Accrued discounts (premiums)                           0                 3,043             100
   Realized gain (loss)                                   0                     0           6,150
   Change in unrealized appreciation
   (depreciation)                                         0                   728           8,182
   Net purchases (sales)                                  0             1,615,000       1,306,250
   Net transfer in (out) of Level 3                 190,397               190,000               0
BALANCE AS OF JUNE 30, 2010                        $190,397            $1,808,771      $1,320,682
CHANGE IN UNREALIZED GAINS OR LOSSES
   INCLUDED IN EARNING RELATING TO
   SECURITIES STILL HELD AT JUNE 30, 2010          $      0            $      331      $    8,182

                 70 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is paid an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of each Fund increases. For the year ended June 30, 2010, the advisory fee for each Fund was equivalent to an annual rate of 0.35% of each Fund's average daily net assets.

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

Wells Capital Management Incorporated, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to the Funds.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

                                               Administration Fees
                              Average Daily       (% of Average
                               Net Assets       Daily Net Assets)
                            ----------------   -------------------
Fund level                  First $5 billion           0.05
                             Next $5 billion           0.04
                            Over $10 billion           0.03
Class A, Class B, Class C   All asset levels           0.18
Administrator Class         All asset levels           0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees during the year ended June 30, 2010 to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expense by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

CUSTODY AND FUND ACCOUNTING FEES

State Street Bank and Trust Company ("State Street") provides custody and fund accounting services to the Funds. For providing custody services, State Street is entitled to an annual asset-based fee for domestic and global custody services for the Funds. For providing fund accounting services to the Funds, State Street is entitled to receive annual asset-based fees and is reimbursed for out-of-pocket expenses incurred for providing these services.

Prior to August 17, 2009, Wells Fargo Bank, N.A. provided custody services to the Funds and received a monthly fee at an annual rate of 0.02% of the average daily net assets of each Fund. PNC Global Investment Servicing ("PNC") served as fund accountant for the Funds prior to August 17, 2009 and received an annual asset-based fee and an annual fixed fee from each Fund. PNC was also reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, an annual rate of 0.75% of the average daily net assets of each class.

                 Wells Fargo Advantage Municipal Income Funds 71


Notes to Financial Statements

For the year ended June 30, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

                                                            Contingent
                                                             deferred
                                          Front-end       sales charges
                                        sales charges   -----------------
                                           Class A      Class B   Class C
                                        -------------   -------   -------
CALIFORNIA LIMITED-TERM TAX-FREE FUND      $408,150          NA    $5,757
CALIFORNIA TAX-FREE FUND                    580,910      $2,088     4,635
COLORADO TAX-FREE FUND                      226,026       1,142     1,243
MINNESOTA TAX-FREE FUND                     152,990           0         0

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations, for the year ended June 30, 2010 were as follows:

Fund                                    Purchases at cost   Sales Proceeds
----                                    -----------------   --------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND      $280,877,852      $ 73,647,943
CALIFORNIA TAX-FREE FUND                    244,606,285       160,235,296
COLORADO TAX-FREE FUND                       32,291,801        15,567,221
MINNESOTA TAX-FREE FUND                      54,934,385        45,487,319

During the year ended June 30, 2010, the Colorado Tax-Free Fund held Floating-Rate Notes that had an average daily balance outstanding of $1,172,753 and incurred interest and fee expense in the amount of $3,478.

At June 30, 2010, the Colorado Tax-Free Fund had the following Floating-Rate Notes outstanding:

                                                                  Collateral for
                         Floating-Rate Notes      Range of        Floating-Rate
                             Outstanding       Interest Rates   Notes Outstanding
                         -------------------   --------------   -----------------
COLORADO TAX-FREE FUND        $1,015,000         0.28%-0.56%        $2,156,713

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2010, the California Limited-Term Tax-Free Fund and California Tax-Free Fund entered into futures contracts for speculative purposes.

At June 30, 2010, the California Limited-Term Tax-Free Fund and California Tax-Free Fund had short futures contracts outstanding as follows:

                                                                             Initial                     Net Unrealized
                             Expiration                                     Contract        Value at      Appreciation/
                                Date         Contracts        Type           Amount      June 30, 2010   (Depreciation)
                           --------------   ----------   --------------   ------------   -------------   --------------
CALIFORNIA LIMITED-TERM
TAX-FREE FUND              September 2010    30 Short     Ten-Year U.S.
                                                         Treasury Notes   $ (3,622,443)  $ (3,676,406)     $ (53,963)
CALIFORNIA TAX-FREE FUND   September 2010    95 Short     Ten-Year U.S.
                                                         Treasury Notes    (11,471,070)   (11,641,954)      (170,884)

California Limited-Term Tax-Free Fund, California Tax-Free Fund and Colorado Tax-Free Fund had average contract amounts of $228,264, $722,835, and $1,169,973, respectively in futures contracts during the year ended June 30, 2010.

                 72 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

On June 30, 2010, the cumulative depreciation on futures contracts in the amount of $53,963 and $170,884 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities for California Limited-Term Tax-Free Fund and California Tax-Free Fund, respectively. The payable for daily variation margin on open futures contracts only represents the current day's variation margin. The change in unrealized losses on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Pursuant to the agreement entered into on September 8, 2009, interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata. Prior to September 8, 2009, the Funds participated in a $150,000,000 revolving credit agreement with the Bank of New York Mellon and paid interest at a rate equal to the Federal Funds rate plus 0.60% and an annual commitment fee equal to 0.15% of the unused balance, which was allocated on a pro rata basis.

For the year ended June 30, 2010, there were no borrowings by the Funds under the agreement.

8. DISTRIBUTION TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009, were as follows:

                                                                                          Long-Term
                                        Ordinary Income       Tax-Exempt Income          Capital Gain
                                        ---------------   -------------------------   -----------------
                                        2010     2009         2010          2009        2010      2009
                                        ----    -------   -----------   -----------   -------   -------
CALIFORNIA LIMITED-TERM TAX-FREE FUND    $0     $     0   $ 6,069,372   $ 3,526,297   $     0   $     0
CALIFORNIA TAX-FREE FUND                  0           0    22,870,448    22,687,054         0         0
COLORADO TAX-FREE FUND                    0           0     4,635,804     4,291,337         0    81,194
MINNESOTA TAX-FREE FUND                   0      98,739     7,644,779     7,648,169   190,952         0

As of June 30, 2010, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

                                        Undistributed   Undistributed     Unrealized
                                          Tax-Exempt      Long-Term      Appreciation    Capital Loss
                                            Income          Gain        (Depreciation)  Carryforward*
                                        -------------   -------------   -------------   -------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND      $524,381        $      0      $ 3,483,697    $ (1,337,042)
CALIFORNIA TAX-FREE FUND                    754,195               0       15,149,152     (11,050,620)
COLORADO TAX-FREE FUND                      342,229               0        1,992,218      (1,270,455)
MINNESOTA TAX-FREE FUND                     748,410         268,605        7,183,237               0

* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

9. CONCENTRATION OF RISK

Each Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

10. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

                 Wells Fargo Advantage Municipal Income Funds 73


Notes to Financial Statements

11. SUBSEQUENT EVENT

Effective at the close of business on July 9, 2010, California Tax-Free Fund acquired the net assets of Evergreen California Municipal Bond Fund. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen California Municipal Bond Fund for 19,787,029 shares of California Tax-Free Fund valued at $212,489,662 at an exchange ratio of 0.99, 0.97, 0.97 and 0.98 for Class A, Class B, Class C and Administrator Class shares, respectively. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen California Municipal Bond Fund received Class A, Class B, Class C and Administrator Class shares, respectively, of California Tax-Free Fund in the reorganization. The investment portfolio of Evergreen California Municipal Bond Fund with a fair value of $209,413,381, identified cost of $203,996,395 and unrealized appreciation of $5,416,986 at July 9, 2010 were the principal assets acquired by California Tax-Free Fund. The aggregate net assets of Evergreen California Municipal Bond Fund and California Tax-Free Fund immediately prior to the acquisition were $212,489,662 and $586,340,972, respectively. The aggregate net assets of California Tax-Free Fund immediately after the acquisition were $798,830,634. For financial reporting purposes, assets received and shares issued by California Tax-Free Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen California Municipal Bond Fund was carried forward to align ongoing reporting of California Tax-Free Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed July 1, 2009, the beginning of the annual reporting period for California Tax-Free Fund, California Tax-Free Fund's pro forma results of operations for the year ended June 30, 2010 would have been:

NET INVESTMENT INCOME                                       $32,127,494
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS   $38,467,028
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $70,594,522

                         Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage California Limited-Term Tax-Free Fund, Wells Fargo Advantage California Tax-Free Fund, Wells Fargo Advantage Colorado Tax-Free Fund, and Wells Fargo Advantage Minnesota Tax-Free Fund (collectively, the "Funds"), four of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2010, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Wells Fargo Funds Trust as of June 30, 2010, the results of their operations for the year then ended, changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                        (KPMG LLP)

Boston, Massachusetts
August 27, 2010

                 Wells Fargo Advantage Municipal Income Funds 75


Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

On June 8, 2010, a Special Meeting of Shareholders for the Evergreen California Municipal Bond Fund was held to consider the following proposal. The results of the proposal are indicated below.

PROPOSAL 1 - To approve the proposed reorganization of the Evergreen California Municipal Bond Fund into Wells Fargo Advantage California Tax-Free Fund, a series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted "For"       $106,380,315
Net assets voted "Against"   $  4,740,925
Net assets voted "Abstain"   $  9,839,445

TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Fund designates the amounts listed below as a long-term capital gain distribution for the year ended June 30, 2010:

                            Long-Term
                          Capital Gain
                          ------------
MINNESOTA TAX-FREE FUND     $190,952

For federal income tax purposes, the following Funds designate a percentage of its distributions paid from net investment income during the year ended June 30, 2010, as exempt-interest dividends under Section 852(b)(5) of the Code:

                                             % Tax Exempt
                                        Distribution Paid From
                                         Net Investment Income
                                        ----------------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND            100%
CALIFORNIA TAX-FREE FUND                         100%
COLORADO TAX-FREE FUND                           100%
MINNESOTA TAX-FREE FUND                          100%

For California income tax purposes, the following Funds designate a percentage of its distributions paid from net investment income during the year ended June 30, 2010, as California exempt-interest dividends under Section 17145 of California Revenue and Taxation Code:

                                           California
                                        Exempt-Interest
                                            Dividend
                                        ---------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND         100%
CALIFORNIA TAX-FREE FUND                      100%

                 76 Wells Fargo Advantage Municipal Income Funds


                                                   Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 132 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                          Position Held and
Name and Age             Length of Service(2)   Principal Occupations During Past Five Years   Other Directorships
------------             --------------------   --------------------------------------------   -------------------
Peter G. Gordon          Trustee, since 1998;   Co-Founder, Chairman, President and CEO of     None
67                       Chairman, since 2005   Crystal Geyser. Water Company.
                         (Lead Trustee since
                         2001)

Isaiah Harris, Jr.       Advisory Board         Retired. Prior thereto, President and CEO      CIGNA
57                       Trustee, since 2008    of BellSouth Advertising and Publishing        Corporation;
                                                Corp from 2005 to 2007, President and CEO      Deluxe
                                                of BellSouth Enterprises from 2004 to 2005     Corporation
                                                and President of BellSouth Consumer
                                                Services from 2000 to 2003. Currently a
                                                member of the Iowa State University
                                                Foundation Board of Governors and a member
                                                of the Advisory Board of Iowa State
                                                University School of Business.

Dr. Leroy Keith, Jr.(3)  Trustee, since 2010    Chairman, Bloc Global Services (development    Trustee, Phoenix
71                                              and construction), Trustee, Phoenix Fund       Fund Complex
                                                Complex and Director, Diversapack Co.          (consisting
                                                (packaging company). Trustee of the            of 46 portfolios
                                                Evergreen Funds from 1983 to 2010. Former      as of 12/31/09)
                                                Managing Director, Almanac Capital
                                                Management (commodities firm), former
                                                Partner, Stonington Partners, Inc. (private
                                                equity fund), former Director, Obagi
                                                Medical Products Co. and former Director,
                                                Lincoln Educational Services.

Judith M. Johnson        Trustee, since 2008    Retired. Prior thereto, Chief Executive        None
61                                              Officer and Chief Investment Officer of
                                                Minneapolis Employees Retirement Fund from
                                                1996 to 2008. Ms. Johnson is a certified
                                                public accountant and a certified
                                                managerial accountant.

David F. Larcker         Advisory Board         James Irvin Miller Professor of Accounting     None
59                       Trustee, since 2008    at the Graduate School of Business,
                                                Stanford University, Director of Corporate
                                                Governance Research Program and Co-Director
                                                of The Rock Center for Corporate Governance
                                                since 2006. From 2005 to 2008, Professor of
                                                Accounting at the Graduate School of
                                                Business, Stanford University. Prior
                                                thereto, Ernst & Young Professor of
                                                Accounting at The Wharton School,
                                                University of Pennsylvania from 1985 to
                                                2005.

                       Wells Fargo Advantage Municipal Income Funds 77


Other Information (Unaudited)

                          Position Held and
Name and Age             Length of Service(2)   Principal Occupations During Past Five Years   Other Directorships
------------             --------------------   --------------------------------------------   -------------------
Olivia S. Mitchell       Trustee, since 2006    Professor of Insurance and Risk Management,    None
57                                              Wharton School, University of Pennsylvania.
                                                Director of the Boettner Center on Pensions
                                                and Retirement Research. Research associate
                                                and board member, Penn Aging Research
                                                Center. Research associate, National Bureau
                                                of Economic Research.

Timothy J. Penny         Trustee, since 1996    President and CEO of Southern Minnesota        None
58                                              Initiative Foundation, a non-profit
                                                organization, since 2007 and Senior Fellow
                                                at the Humphrey Institute Policy Forum at
                                                the University of Minnesota since 1995.
                                                Member of the Board of Trustees of NorthStar
                                                Education Finance, Inc., a non-profit
                                                organization, since 2007.

Michael S. Scofield(3)   Trustee, since 2010    Trustee of the Evergreen Funds from 1984 to    None
67                                              2010. Retired Attorney, Law Offices of
                                                Michael S. Scofield and former Director and
                                                Chairman, Branded Media Corporation
                                                (multi-media branding company).

Donald C. Willeke        Trustee, since 1996    Principal of the law firm of Willeke &          None
69                                              Daniels. General Counsel of the Minneapolis
                                                Employees Retirement Fund from 1984 to
                                                present.

OFFICERS

                          Position Held and
Name and Age             Length of Service(2)   Principal Occupations During Past Five Years   Other Directorships
------------             --------------------   --------------------------------------------   -------------------
Karla M. Rabusch         President, since       Executive Vice President of Wells Fargo        None
51                       2003                   Bank, N.A. and President of Wells Fargo
                                                Funds Management, LLC since 2003. Senior
                                                Vice President and Chief Administrative
                                                Officer of Wells Fargo Funds Management, LLC
                                                from 2001 to 2003.

C. David Messman         Secretary, since       Senior Vice President and Secretary of Wells   None
49                       2000; Chief Legal      Fargo Funds Management, LLC since 2001. Vice
                         Counsel, since 2003    President and Managing Senior Counsel of
                                                Wells Fargo Bank, N.A. since 1996.

Kasey Phillips(4)        Treasurer, since       Senior Vice President of Evergreen             None
39                       2009                   Investment Management Company, LLC since
                                                2006 and currently the Treasurer of the
                                                Evergreen Funds since 2005. Vice President
                                                and Assistant Vice President of Evergreen
                                                Investment Services, Inc. from 1999 to 2006.

David Berardi(5)         Assistant Treasurer,   Vice President of Evergreen Investment         None
35                       since 2009             Management Company, LLC since 2008.
                                                Assistant Vice President of Evergreen
                                                Investment Services, Inc. from 2004 to 2008.
                                                Manager of Fund Reporting and Control for
                                                Evergreen Investment Management Company, LLC
                                                since 2004.

Jeremy DePalma(5)        Assistant Treasurer,   Senior Vice President of Evergreen             None
36                       since 2009             Investment Management Company, LLC since
                                                2008. Vice President, Evergreen Investment
                                                Services, Inc. from 2004 to 2007. Assistant
                                                Vice President, Evergreen Investment
                                                Services, Inc. from 2000 to 2004 and the
                                                head of the Fund Reporting and Control Team
                                                within Fund Administration since 2005.

Debra Ann Early          Chief Compliance       Chief Compliance Officer of Wells Fargo        None
45                       Officer, since 2007    Funds Management, LLC since 2007. Chief
                                                Compliance Officer of Parnassus Investments
                                                from 2005 to 2007. Chief Financial Officer
                                                of Parnassus Investments from 2004 to 2007
                                                and Senior Audit Manager of
                                                PricewaterhouseCoopers LLP from 1998 to
                                                2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective July 9, 2010.

(4.) Effective November 1, 2009.

(5.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

                 78 Wells Fargo Advantage Municipal Income Funds


                                                   Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

CALIFORNIA LIMITED-TERM TAX-FREE FUND, CALIFORNIA TAX-FREE FUND, COLORADO TAX-FREE FUND AND MINNESOTA TAX-FREE FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will meet in person to review and consider the continuation of any investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 25-26, 2010 (the "Meeting"), the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2009. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the "Universe") that was determined by Lipper Inc. ("Lipper") to be similar to the Funds, and in comparison to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the California Limited-Term Tax-Free Fund and the California Tax-Free Fund was higher than the median performance of its Universe for the periods under review. The Board also noted that the performance of the Colorado Tax-Free Fund and the Minnesota Tax-Free Fund was higher than or not appreciably lower than the median performance of the Universe for the periods under review.

                 Wells Fargo Advantage Municipal Income Funds 79


Other Information (Unaudited)

The Board received and considered information regarding each Fund's contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an "Expense Group") that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund's Expense Group. The Board noted that the net operating expense ratios of the Funds were in range of or lower than each such Fund's respective Expense Group's median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund's Expense Group median. The Board noted that the Advisory Agreement Rates for the Funds were in range of the median rates of each Fund's respective Expense Group. The Board also noted that the Net Advisory Rates for the Funds were in range of or lower than the median rates of each Fund's respective Expense Group. The Board concluded that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds' Expense Group information, the net expense ratio commitments and the services covered by the Advisory Agreements.

The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreements.

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses that provide services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the profitability analysis provided by Funds Management.

ECONOMIES OF SCALE

The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Funds. The Board also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the Meeting. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and fee waiver and expense reimbursement arrangements applicable to the Funds.

                 80 Wells Fargo Advantage Municipal Income Funds


                                                   Other Information (Unaudited)

INFORMATION ABOUT SERVICES AND FEES OFFERED TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to similarly situated series of the Trust, and those offered by Wells Capital Management to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within an acceptable range of the fee rates offered to similarly situated series of the Trust by Funds Management and to other clients by Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board has reviewed information about the policies of Wells Capital Management in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board has reviewed information about Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds' shares, including the multiple channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

CONCLUSION

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                 Wells Fargo Advantage Municipal Income Funds 81


List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG    -- Association of Bay Area Governments
ADR     -- American Depositary Receipt
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
ARM     -- Adjustable Rate Mortgages
BART    -- Bay Area Rapid Transit
CDA     -- Community Development Authority
CDO     -- Collateralized Debt Obligation
CDSC    -- Contingent Deferred Sales Charge
CGIC    -- Capital Guaranty Insurance Company
CGY     -- Capital Guaranty Corporation
CIFG    -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     -- Certificate of Participation
CP      -- Commercial Paper
CTF     -- Common Trust Fund
DW&P    -- Department of Water & Power
DWR     -- Department of Water Resources
ECFA    -- Educational & Cultural Facilities Authority
EDFA    -- Economic Development Finance Authority
ETET    -- Eagle Tax-Exempt Trust
ETF     -- Exchange-Traded Fund
FFCB    -- Federal Farm Credit Bank
FGIC    -- Financial Guaranty Insurance Corporation
FHA     -- Federal Housing Authority
FHAG    -- Federal Housing Agency
FHLB    -- Federal Home Loan Bank
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Farm Service Agency
GDR     -- Global Depositary Receipt
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HCFR    -- Healthcare Facilities Revenue
HEFA    -- Health & Educational Facilities Authority
HEFAR   -- Higher Education Facilities Authority Revenue
HFA     -- Housing Finance Authority
HFFA    -- Health Facilities Financing Authority
HUD     -- Housing & Urban Development
IDA     -- Industrial Development Authority
IDAG    -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LIBOR   -- London Interbank Offered Rate
LLC     -- Limited Liability Company
LOC     -- Letter of Credit
LP      -- Limited Partnership
MBIA    -- Municipal Bond Insurance Association
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
MMD     -- Municipal Market Data
MTN     -- Medium Term Note
MUD     -- Municipal Utility District
NATL-RE -- National Public Finance Guarantee Corporation
PCFA    -- Pollution Control Finance Authority
PCR     -- Pollution Control Revenue
PFA     -- Public Finance Authority
PFFA    -- Public Facilities Financing Authority
plc     -- Public Limited Company
PSFG    -- Public School Fund Guaranty
R&D     -- Research & Development
RDA     -- Redevelopment Authority
RDFA    -- Redevelopment Finance Authority
REITS   -- Real Estate Investment Trusts
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
SLMA    -- Student Loan Marketing Association
SPDR    -- Standard & Poor's Depositary Receipts
STIT    -- Short-Term Investment Trust
TBA     -- To Be Announced
TRAN    -- Tax Revenue Anticipation Notes
USD     -- Unified School District
XLCA    -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK.

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More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

The "Dow Jones Target Date Indexes" are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME"). "Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones Trademark Holdings, LLC., and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

                                                               (GRAPHIC)
NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE  Printed on Recycled paper

(C) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

                        www.wellsfargo.com/advantagefunds

                                                                    124151 08-10
                                                              AMIFLD/AR105 06-10

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Annual Report

June 30, 2010

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

-    WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND

-    WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

-    WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

-    WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND

-    WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

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Contents

LETTER TO SHAREHOLDERS ...................................................     2
PERFORMANCE HIGHLIGHTS
Intermediate Tax/AMT-Free Fund ...........................................     6
Municipal Bond Fund ......................................................    12
Short-Term Municipal Bond Fund ...........................................    18
Ultra Short-Term Municipal Income Fund ...................................    24
Wisconsin Tax-Free Fund ..................................................    30
FUND EXPENSES ............................................................    34
PORTFOLIO OF INVESTMENTS
Intermediate Tax/AMT-Free Fund ...........................................    37
Municipal Bond Fund ......................................................    52
Short-Term Municipal Bond Fund ...........................................    67
Ultra Short-Term Municipal Income Fund ...................................    91
Wisconsin Tax-Free Fund ..................................................   118
FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................   124
Statements of Operations .................................................   126
Statements of Changes in Net Assets ......................................   128
Financial Highlights .....................................................   134
NOTES TO FINANCIAL STATEMENTS ............................................   140
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   151
OTHER INFORMATION ........................................................   152
LIST OF ABBREVIATIONS ....................................................   158

The views expressed are as of June 30, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INCOME FUNDS.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1971   INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE- WAY ASSET ALLOCATION FUND THAT "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS" THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE FUNDS, FORMING A FUND FAMILY OF MORE THAN 100 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. And, because we're part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

EXPERTISE

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn't end with our expertise in manager selection--risk management, analysis, and rigorous ongoing review seek to ensure each manager's investment process remains consistent.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS, the Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 100 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $170 BILLION IN ASSETS UNDER MANAGEMENT, AS OF JUNE 30, 2010.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Classic Value Fund
Common Stock Fund
Core Equity Fund
Disciplined Global Equity Fund
Disciplined U.S. Core Fund
Disciplined Value Fund
Discovery Fund+
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Value Fund
Global Opportunities Fund
Growth Fund
Growth Opportunities Fund
Health Care Fund
Index Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Mid Cap Growth Fund
Omega Growth Fund
Opportunity Fund+
Precious Metals Fund
Premier Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Core Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Large Cap Growth Fund
Traditional Small Cap Growth Fund
Utility and Telecommunications Fund

BOND FUNDS

Adjustable Rate Government Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Government Securities Fund
High Income Fund
High Yield Bond Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
International Bond Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund+
Target 2010 Fund+
Target 2015 Fund+
Target 2020 Fund+
Target 2025 Fund+
Target 2030 Fund+
Target 2035 Fund+
Target 2040 Fund+
Target 2045 Fund+
Target 2050 Fund+

MONEY MARKET FUNDS

100% Treasury Money Market Fund
California Municipal Money Market Fund
California Municipal Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Cash Management Money Market Fund
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund

VARIABLE TRUST FUNDS(1)

VT Core Equity Fund
VT Discovery Fund+
VT Index Asset Allocation Fund
VT International Equity Fund
VT Intrinsic Value Fund
VT Omega Growth Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

This represents the Wells Fargo Advantage Fund lineup as of July 19, 2010.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIOSM, WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), and WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred TO as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE ANNUAL REPORT.

                 2 Wells Fargo Advantage Municipal Income Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)


KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

IN GENERAL, MUNICIPAL SECURITIES PERFORMED RELATIVELY WELL OVER THE RECENT 12-MONTH PERIOD, BENEFITING FROM GROWING ECONOMIC ACTIVITY, THE LOW YIELDS IN U.S. TREASURIES, AND IMPROVING FISCAL CONDITIONS FOR STATE AND LOCAL GOVERNMENTS. INVESTORS CONTINUED TO SEEK TAX-EXEMPT MUNICIPAL BONDS FOR THEIR HIGHER LEVELS OF RELATIVE YIELD COMPARED WITH U.S. TREASURIES AND THEIR TAX-EXEMPT BENEFITS.

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS that covers the 12-month period that ended June 30, 2010.

During this period, fixed-income markets continued to show strong signs of improvement, resulting in positive returns in nearly every sector. In general, municipal securities performed relatively well over the recent 12-month period, benefiting from growing economic activity, the low yields in U.S. Treasuries, and improving fiscal conditions for state and local governments. Investors continued to seek tax-exempt municipal bonds for their higher levels of relative yield compared with U.S. Treasuries and their tax-exempt benefits.

GOVERNMENT INTERVENTIONS INSPIRED STRONG PERFORMANCE IN THE FIXED-INCOME
MARKETS.

In the early months of 2009, concerns over deflationary pressures were rampant. Investors were still wary of market risks, deepening economic declines, and wondered if government interventions would be effective in bolstering the financial system. Whether economic conditions would improve in the near term was not as important to the markets' performance as the basic understanding that they would likely not get any worse. Extensive government policy measures--including extraordinarily accommodative monetary policy in the first half of 2009--bolstered investor confidence, which made several securities that had been priced for the worst-case scenarios become attractively undervalued in the assessment of many investors. As market sentiment improved leading into the second half of 2009, the non-U.S. Treasury fixed income markets rallied through the end of year. Thus, the recent 12-month period that ended June 30, 2010, began with a strong rally and increasing confidence across the fixed-income markets.

The best-performing fixed-income markets over the past 12 months were those that offered a good level of income in the current low short-term rate and extraordinarily steep yield-curve environment, most notably lower-quality and longer maturities. In municipal bonds, the BBB-rated sub-index of the Barclays Capital Municipal Bond Index returned 15.34% during the 12-month period, while the AAA-rated sub-index returned the least of the investment-grade municipal credit tiers, with a 6.61% return. Each respectively lower-quality credit tier performed better than the one above it. By comparison, the Barclays Capital U.S. Aggregate Bond Index and the broad-based Barclays Capital U.S. Treasury Index returned 9.50% and 6.67%, respectively, during the period.

By the end of 2009, investors appeared less concerned with the risks of a possible deepening recession and more focused on the potential for increasing interest rates. During the first six months of 2010, however, not only did short-term interest rates not rise, but yields essentially remained unchanged, or even fell, across the Treasury and municipal curves. The result was among the steepest yield curve on record, certainly steeper than at any point during 2009. The investor sentiment that strengthened towards the end of 2009 was

                 Wells Fargo Advantage Municipal Income Funds 3


Letter to Shareholders

tempered by global credit fears and signals from the Fed suggesting that short-term interest rates would remain at the current historic lows until 2011. Moreover, renewed concerns about possible bankruptcies and increased levels of default rates affecting a few municipalities increased risk premiums across the municipal marketplace. However, while it is true that many municipalities are still facing large budget gaps and little or no revenue growth, most state and local governments demonstrated that they will continue to take the necessary actions to improve their situation. The overall results for the first half of 2010 were strong returns for Treasuries and positive, but more realistic, returns for municipals with lower-quality and longer maturities performing best.

AN EXCEPTIONALLY STEEP YIELD CURVE AND ATTRACTIVE VALUATIONS DEFINED THE MUNICIPAL MARKET.

While U.S. Treasuries rallied to return 5.86% for the recent six-month period, Treasuries posted a 6.67% return over the past 12 months. Municipals, by comparison, returned 3.31% over the recent six-month period, and returned 9.61% over the past 12 months.

Although the rally moved the fixed-income markets closer towards a state of normalcy, several segments of the municipal market were still offering above-average yields versus comparable Treasuries as we entered 2010. Those segments of the municipal market continue to be defined by an unusually steep yield curve and wide spreads to comparable Treasuries, which by late 2009 were still above long-term averages.

Yield curves in the municipal market are some of the steepest on record; this has rewarded investing further out the curve, with yields significantly increasing as maturities lengthen. In addition, medium- and lower-quality investment-grade municipal securities continue to offer unusually generous yield spreads versus Treasuries. During the last three months, strong demand for U.S. government debt pushed Treasury yields down further than the decline in municipal yields. As a result, municipal valuations became even more attractive relative to Treasuries as ratios of municipal bond yields to equivalent Treasuries widened across most maturities.

ACTIVE MANAGEMENT AND CREDIT ANALYSIS WILL DRIVE FUND CONSTRUCTION AND PERFORMANCE.

In this environment, we believe that fundamental credit analysis, issue selection, and yield-curve positioning will be the key drivers of portfolio construction and relative performance. At WELLS FARGO ADVANTAGE FUNDS(R), we intend to continue assessing relative value opportunities throughout the municipal bond markets and across our lineup of municipal funds.

We believe that interest rates will rise, and we believe the WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS are positioned to perform well whether the yield curve remains unchanged or flattens, and whether interest rates stay stable or move higher, through bonds that offer higher income and benefit from the presently steep yield curve.

YIELD CURVES IN THE MUNICIPAL MARKET ARE SOME OF THE STEEPEST ON RECORD; THIS HAS REWARDED INVESTING FURTHER OUT THE CURVE, WITH YIELDS SIGNIFICANTLY INCREASING AS MATURITIES LENGTHEN. IN ADDITION, MEDIUM- AND LOWER-QUALITY INVESTMENT-GRADE MUNICIPAL SECURITIES CONTINUE TO OFFER UNUSUALLY GENEROUS YIELD SPREADS VERSUS TREASURIES.

                 4 Wells Fargo Advantage Municipal Income Funds


                                                          Letter to Shareholders

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.


                                        Sincerely,


                                        /s/ Karla M. Rabusch

                                        Karla M. Rabusch
                                        President

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 6 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND (the Fund) seeks current income exempt from federal income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Lyle J. Fitterer, CFA, CPA
Robert J. Miller

FUND INCEPTION

July 31, 2001

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2010



                                                           1 Year
                                                           ------
Investor Class                                              9.70%
Barclays Capital Municipal Bond 1-15 Year Blend Index(1)    7.49%
Barclays Capital 7-Year Municipal Bond Index(2)             8.14%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.75% AND 0.96%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

                              (PERFORMANCE GRAPH)


                 WELLS FARGO              WELLS FARGO
                  ADVANTAGE                ADVANTAGE              BARCLAYS CAPITAL       BARCLAYS CAPITAL 7-
            INTERMEDIATE TAX/AMT   INTERMEDIATE TAX/AMT FREE     MUNICIPAL BOND 1-15     YEAR MUNICIPAL BOND
             FREE FUND - CLASS A     FUND - INVESTOR CLASS        YEAR BLEND INDEX              INDEX
            --------------------   -------------------------     -------------------     -------------------
7/31/2001            9,700                  10,000                     10,000                 10,000
8/31/2001            9,908                  10,217                     10,149                 10,151
9/30/2001            9,918                  10,231                     10,147                 10,148
10/31/2001          10,040                  10,360                     10,251                 10,250
11/30/2001           9,998                  10,318                     10,163                 10,136
12/31/2001           9,942                  10,264                     10,091                 10,053
1/31/2002           10,107                  10,437                     10,257                 10,243
2/28/2002           10,224                  10,561                     10,379                 10,378
3/31/2002           10,141                  10,478                     10,187                 10,150
4/30/2002           10,281                  10,625                     10,395                 10,400
5/31/2002           10,409                  10,760                     10,454                 10,460
6/30/2002           10,522                  10,880                     10,569                 10,584
7/31/2002           10,634                  10,999                     10,693                 10,714
8/31/2002           10,741                  11,113                     10,808                 10,848
9/30/2002           10,906                  11,286                     11,007                 11,062
10/31/2002          10,718                  11,095                     10,853                 10,893
11/30/2002          10,711                  11,091                     10,809                 10,848
12/31/2002          10,890                  11,279                     11,023                 11,094
1/31/2003           10,884                  11,276                     11,003                 11,064
2/28/2003           11,026                  11,426                     11,151                 11,227
3/31/2003           11,036                  11,440                     11,156                 11,222
4/30/2003           11,100                  11,509                     11,223                 11,297
5/31/2003           11,373                  11,796                     11,459                 11,574
6/30/2003           11,382                  11,808                     11,412                 11,520
7/31/2003           11,087                  11,505                     11,074                 11,128
8/31/2003           11,161                  11,585                     11,154                 11,229
9/30/2003           11,433                  11,871                     11,462                 11,583
10/31/2003          11,413                  11,854                     11,391                 11,519
11/30/2003          11,518                  11,966                     11,475                 11,604
12/31/2003          11,603                  12,056                     11,557                 11,698
1/31/2004           11,699                  12,159                     11,609                 11,763
2/29/2004           11,857                  12,325                     11,777                 11,953
3/31/2004           11,814                  12,284                     11,720                 11,851
4/30/2004           11,621                  12,086                     11,476                 11,560
5/31/2004           11,599                  12,065                     11,450                 11,537
6/30/2004           11,633                  12,102                     11,489                 11,577
7/31/2004           11,754                  12,230                     11,621                 11,702
8/31/2004           11,964                  12,451                     11,831                 11,938
9/30/2004           12,008                  12,499                     11,876                 11,968
10/31/2004          12,120                  12,617                     11,956                 12,053
11/30/2004          12,032                  12,528                     11,853                 11,940
12/31/2004          12,148                  12,650                     11,968                 12,067
1/31/2005           12,212                  12,720                     12,031                 12,115
2/28/2005           12,175                  12,684                     11,975                 12,045
3/31/2005           12,128                  12,636                     11,891                 11,945
4/30/2005           12,274                  12,789                     12,062                 12,155
5/31/2005           12,341                  12,859                     12,123                 12,209
6/30/2005           12,418                  12,939                     12,187                 12,262
7/31/2005           12,358                  12,877                     12,116                 12,165
8/31/2005           12,471                  12,995                     12,224                 12,284
9/30/2005           12,423                  12,945                     12,158                 12,211
10/31/2005          12,355                  12,874                     12,094                 12,132
11/30/2005          12,401                  12,922                     12,147                 12,197
12/31/2005          12,504                  13,029                     12,230                 12,275
1/12006             12,542                  13,069                     12,266                 12,302
2/28/2006           12,601                  13,130                     12,315                 12,344
3/31/2006           12,535                  13,061                     12,237                 12,259
4/30/2006           12,550                  13,077                     12,237                 12,275
5/31/2006           12,614                  13,143                     12,297                 12,337
6/30/2006           12,570                  13,097                     12,252                 12,280
7/31/2006           12,717                  13,251                     12,383                 12,427
8/31/2006           12,878                  13,419                     12,545                 12,594
9/30/2006           12,965                  13,510                     12,625                 12,675
10/31/2006          13,041                  13,589                     12,688                 12,737
11/30/2006          13,116                  13,667                     12,768                 12,818
12/31/2006          13,083                  13,632                     12,731                 12,763
1/31/2007           13,061                  13,610                     12,700                 12,716
2/28/2007           13,207                  13,762                     12,845                 12,868
3/31/2007           13,187                  13,741                     12,839                 12,879
4/30/2007           13,239                  13,795                     12,871                 12,903
5/31/2007           13,182                  13,736                     12,825                 12,843
6/30/2007           13,124                  13,675                     12,787                 12,797
7/31/2007           13,228                  13,784                     12,889                 12,915
8/31/2007           13,257                  13,803                     12,925                 13,002
9/30/2007           13,425                  13,978                     13,072                 13,159
10/31/2007          13,482                  14,037                     13,125                 13,199
11/30/2007          13,540                  14,110                     13,246                 13,355
12/31/2007          13,550                  14,107                     13,299                 13,409
1/31/2008           13,715                  14,278                     13,550                 13,742
2/28/2008           13,240                  13,796                     13,110                 13,287
3/31/2008           13,518                  14,072                     13,414                 13,598
4/30/2008           13,604                  14,160                     13,467                 13,617
5/31/2008           13,716                  14,277                     13,530                 13,664
6/30/2008           13,607                  14,177                     13,412                 13,513
7/31/2008           13,681                  14,252                     13,527                 13,668
8/31/2008           13,844                  14,409                     13,686                 13,875
9/30/2008           13,345                  13,888                     13,261                 13,500
10/31/2008          12,978                  13,506                     13,241                 13,452
11/30/2008          13,002                  13,543                     13,405                 13,744
12/31/2008          12,776                  13,293                     13,629                 14,024
1/31/2009           13,368                  13,924                     14,087                 14,571
2/28/2009           13,359                  13,900                     14,033                 14,346
3/31/2009           13,354                  13,894                     14,051                 14,350
4/30/2009           13,614                  14,178                     14,235                 14,550
5/31/2009           13,849                  14,408                     14,304                 14,580
6/30/2009           13,788                  14,344                     14,200                 14,452
7/31/2009           14,024                  14,589                     14,443                 14,763
8/31/2009           14,219                  14,806                     14,551                 14,848
9/30/2009           14,753                  15,361                     14,893                 15,189
10/31/2009          14,509                  15,092                     14,661                 14,895
11/30/2009          14,674                  15,264                     14,845                 15,177
12/31/2009          14,716                  15,321                     14,839                 15,092
1/31/2010           14,812                  15,406                     14,924                 15,226
2/28/2010           14,951                  15,564                     15,066                 15,405
3/31/2010           14,895                  15,506                     14,980                 15,281
4/30/2010           15,021                  15,621                     15,119                 15,428
5/31/2010           15,146                  15,751                     15,231                 15,582
6/30/2010           15,117                  15,735                     15,263                 15,628

----------
(1.) The Barclays Capital Municipal Bond 1-15 Year Blend Index is the 1-15 Year
     Blend component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. The Fund has changed the broad-based securities market index to which it compares its performance. The Fund now compares its performance to the Barclays Capital Municipal Bond 1-15 Year Blend Index. The Fund previously compared its performance to the Barclays Capital 7-Year Municipal Bond Index. In comparison to the previous index, the range of maturities within the Barclays Capital Municipal Bond 1-15 Year Blend Index is between 1-17 years and in that respect more closely resembles the range of maturities of the Fund's portfolio. You cannot invest directly in an index.

                 Wells Fargo Advantage Municipal Income Funds 7


                                              Performance Highlights (Unaudited)

                WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund outperformed its benchmark for the 12-month period ending June 30, 2010 with each area of our investment process duration management, yield curve positioning, credit quality and sector allocation, and individual issue selection contributing to performance.

- The primary driver of performance was individual security selection and our overweight to lower-rated investment-grade bonds, which outperformed higher-rated bonds as credit spreads narrowed.

- Our overweight to essential service revenue bonds relative to general obligations added to performance as revenue bonds performed extremely well during the period.

- The Fund was underweight the short end of the curve and overweight longer maturities, which outperformed its benchmark for the 12 month period ending June 30, 2010.

THE FUND'S CREDIT OVERWEIGHT WAS A POSITIVE CONTRIBUTOR TO PERFORMANCE AS CREDIT SPREADS TIGHTENED.

Over the period, the spread between AAA(4) and BBB-rated bonds tightened but remained wide compared to historical spreads. Our overweight to BBB-rated and A-rated bonds was a contributor to performance as BBB- and A- rated bonds returned 15.34% and 12.01%, respectively, while AAA- and AA-rated bonds returned 6.67% and 8.43%, respectively.

As spreads tighten, we believe there will be significant opportunities for those with the resource to conduct original research. We are not surprised or alarmed by the recent headlines regarding the potential credit stresses impacting the municipal bond market. In our experience, municipal credit quality lags economic activity by about 12 to 18 months. Though many municipalities are facing difficult decisions and deficits at the state and local level, it would be wrong to tar all municipalities with the same brush. Some have weathered the storm better than

----------
(2.) Barclays Capital 7-Year Municipal Bond Index is the 7-year component of the
     Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

(3.) The chart compares the performance of the WELLS FARGO ADVANTAGE
     INTERMEDIATE TAX/AMT-FREE FUND'S Class A and Investor Class shares for the life of the fund with the Barclays Capital Municipal Bond 1-15 Year Blend Index and the Barclays Capital 7-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

(4.) The ratings indicated are from Standard & Poor's. Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor's rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest).

                 8 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND (CONTINUED)

others and are better positioned to address their challenges. Budgetary problems for most municipalities will not necessarily lead to problems making debt service payments. We believe that defaults and bankruptcy for traditional issuers (essential service providers, tax-backed and general obligations) of municipal debt will continue to be rare, headline-catching events.

CREDIT QUALITY(5)
(AS OF JUNE 30, 2010)

                                   (PIE CHART)

AAA/Aaa    (9%)
AA/Aa     (32%)
A/A       (29%)
BBB/Baa   (12%)
BB/Ba      (1%)
Cash       (2%)
Unrated   (15%)

YIELD-CURVE POSITIONING HAD A LIMITED THOUGH SLIGHTLY POSITIVE IMPACT ON PERFORMANCE; THE YIELD CURVE REMAINS NEAR HISTORICALLY STEEP LEVELS.

We believe there remains significant opportunity for curve flattening and are positioned accordingly. The spread between the two-year municipal bond and the ten-year municipal bond remains much wider than the historical average. We believe that the next cyclical move will be a bear flattener, when short-term yield rise while long-term yields remain unchanged. In this scenario, the short end will underperform. The last time the curve was this steep was in 2004-05, just before the Fed began to raise interest rates. During that period, the intermediate and long-end outperformed. The steepness of the yield curve provided another opportunity to add value by focusing on bonds as they "roll down" the curve, specifically the additional income generated by a bond as it moves one year closer to maturity or "down the curve". Historically, the yield differential between each year along the curve through 15 year maturities has been roughly 10-15 basis points (bps) per year. Currently, depending on the maturity, an additional 15 to 40 basis points of yield per year is available due to the steepness of the yield curve.

SUPPLY/DEMAND IMBALANCE IS LIKELY TO KEEP MUNICIPAL BONDS WELL-BID.

While total municipal supply will likely be similar with prior years, total tax-exempt supply continues to decline. In fact, Barclays estimates that total tax-exempt supply will be approximately net negative $100 billion. Build America Bonds (BABs), which were first issued in 2009, now account for about 30% of total new bond issues. BABs have not added to overall supply, but rather have reduced tax-exempt supply since they are taxable instruments. In addition, flows into municipal bond funds remain positive; retail clients and property and casualty insurers, typically among the largest participants in the municipal market, also continue to drive demand for municipal product.

----------
(5.) The ratings indicated are from Standard & Poor's, Fitch, and/or Moody's
     Investors Service. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.

                 Wells Fargo Advantage Municipal Income Funds 9


Performance Highlights (Unaudited)

                WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND (CONTINUED)

FUNDAMENTAL ANALYSIS IS A SOUND APPROACH IN A RISKY ENVIRONMENT.

We believe that individual security selection driven by fundamental credit analysis will be the primary driver of performance over the next year. Considering the uncertainties and risks within the municipal marketplace, we will continue to apply our relative-value approach to actively manage a Fund diversified by sectors, issuers, and credit quality.

We continue to focus on essential service revenue bonds that we believe to be more predictable revenue streams compared with GO credits. The primary sources of revenue for most GO credits are property, sales, and personal income taxes which are still under some pressure. As a result, we will be more constructive on certain GO credits as we see things beginning to improve.

THE PORTFOLIO IS POSITIONED FOR HIGHER RATES GOING FORWARD.

The portfolio is defensively positioned with duration short to the benchmark, overweight credit, and underweight the short and long end of the curve. Given our positioning, we believe that we should outperform in either an unchanged or rising rate environment because of our overweight to credit and curve positioning (higher level of income if prices remain flat). However, in a declining rate environment we believe that we would be more likely to underperform. Because interest rates are near 40-year lows, we don't believe prices will rally much; instead, we believe that we would be more likely to see higher rates going forward.

EFFECTIVE MATURITY DISTRIBUTION(6)
(AS OF JUNE 30, 2010)

                                  (PIE CHART)

0-1 Year       (8%)
1-5 Years     (20%)
6-10 Years    (40%)
11-20 Years   (29%)
20+ Years      (3%)

----------
(6.) Effective maturity is calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                 10 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(7) (%) (AS OF JUNE 30, 2010)

                                      Including Sales Charge                   Excluding Sales Charge          Expense Ratio
                             ---------------------------------------  ---------------------------------------  -------------
                             6 Months*  1 Year  5 Year  Life of Fund  6 Months*  1 Year  5 Year  Life of Fund  Gross     Net
                             ---------  ------  ------  ------------  ---------  ------  ------  ------------  -----    ----
Class A (WFTAX)               (0.36)     6.35    3.38       4.74        2.72       9.64   4.01       5.10      0.84%(8) 0.70%(8)
Class C (WFTFX)                1.34      7.82    3.25       4.33        2.34       8.82   3.25       4.33      1.59%(8) 1.45%(8)
Administrator Class (WFITX)                                             2.77       9.85   4.06       5.17      0.78%(8) 0.60%(8)
Institutional Class (WITIX)                                             2.96      10.05   4.16       5.30      0.56%(9) 0.42%(9)
Investor Class (SIMBX)                                                  2.70       9.70   3.99       5.22      0.96%(9) 0.75%(9)
Barclays Capital Municipal Bond 1-15 Year Blend Index(1)                2.85       7.49   4.60       4.86
Barclays Capital 7-Year Municipal Bond Index(2)                         3.55       8.14   4.97       5.14

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR, INSTITUTIONAL AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, high-yield securities risk and municipal securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(7.) Performance shown prior to the inception of Class A and Class C on July 31, 2007 reflects the performance of the Investor Class shares, adjusted to reflect Class A sales charges and Class C sales charges and expenses (except during those periods in which expenses of Class A or Class C would have been lower than those of the Investor Class no such adjustment is reflected). The Investor Class shares incepted on July 31, 2001. Performance shown prior to the inception of Administrator Class and Institutional Class shares on March 31, 2008 reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class and Institutional Class shares. Returns for each index shown in the Life of Fund column are as of the Fund inception date.

(8.) Reflects the gross and net expense ratios as stated in the April 2010 prospectus/proxy statement. The investment adviser has contractually committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for each class. Without these reductions, the returns would have been lower.

(9.) Reflects the gross and net expense ratios as stated in the November 1, 2009 prospectus. The investment adviser has contractually committed through October 31, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for each class. Without these reductions, the returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 12 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (the Fund) seeks current income exempt from federal income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Lyle J. Fitterer, CFA, CPA
Robert J. Miller

FUND INCEPTION

October 23, 1986

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2010

                                           1 Year
                                           ------
Investor Class                             14.23%
Barclays Capital Municipal Bond Index(1)    9.61%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.80% AND 0.94%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JUNE 30, 2010)

                               (PERFORMANCE GRAPH)

             WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE
             MUNICIPAL BOND FUND -   MUNICIPAL BOND FUND -    BARCLAYS CAPITAL
                    CLASS A              INVESTOR CLASS      MUNICIPAL BOND INDEX
             ---------------------   ---------------------   --------------------
6/30/2000             9,550                  10,000                10,000
7/31/2000             9,591                  10,044                10,139
8/31/2000             9,688                  10,146                10,295
9/30/2000             9,653                  10,110                10,242
10/31/2000            9,550                  10,003                10,354
11/30/2000            9,535                   9,988                10,432
12/31/2000            9,690                  10,151                10,690
1/31/2001             9,843                  10,312                10,796
2/28/2001             9,846                  10,316                10,830
3/31/2001             9,923                  10,397                10,927
4/30/2001             9,859                  10,331                10,808
5/31/2001             9,945                  10,421                10,925
6/30/2001            10,029                  10,510                10,998
7/31/2001            10,145                  10,631                11,161
8/31/2001            10,276                  10,769                11,345
9/30/2001            10,238                  10,729                11,307
10/31/2001           10,368                  10,865                11,441
11/30/2001           10,268                  10,760                11,345
12/31/2001           10,142                  10,628                11,238
1/31/2002            10,285                  10,779                11,433
2/28/2002            10,392                  10,891                11,570
3/31/2002            10,229                  10,720                11,344
4/30/2002            10,361                  10,858                11,565
5/31/2002            10,425                  10,925                11,635
6/30/2002            10,530                  11,035                11,759
7/31/2002            10,698                  11,212                11,910
8/31/2002            10,759                  11,276                12,053
9/30/2002            10,864                  11,385                12,317
10/31/2002           10,620                  11,130                12,113
11/30/2002           10,611                  11,120                12,062
12/31/2002           10,797                  11,315                12,317
1/31/2003            10,741                  11,257                12,286
2/28/2003            10,888                  11,411                12,457
3/31/2003            10,864                  11,385                12,465
4/30/2003            10,977                  11,505                12,547
5/31/2003            11,233                  11,772                12,841
6/30/2003            11,234                  11,773                12,786
7/31/2003            10,963                  11,489                12,339
8/31/2003            11,032                  11,562                12,431
9/30/2003            11,312                  11,855                12,797
10/31/2003           11,313                  11,856                12,732
11/30/2003           11,454                  12,004                12,865
12/31/2003           11,522                  12,076                12,971
1/31/2004            11,587                  12,145                13,046
2/29/2004            11,807                  12,376                13,242
3/31/2004            11,776                  12,343                13,196
4/30/2004            11,565                  12,123                12,883
5/31/2004            11,583                  12,141                12,837
6/30/2004            11,642                  12,204                12,883
7/31/2004            11,849                  12,420                13,053
8/31/2004            12,066                  12,649                13,314
9/30/2004            12,470                  13,072                13,385
10/31/2004           12,612                  13,221                13,500
11/30/2004           12,536                  13,142                13,389
12/31/2004           12,704                  13,319                13,552
1/31/2005            12,841                  13,462                13,679
2/28/2005            12,828                  13,449                13,634
3/31/2005            12,792                  13,412                13,548
4/30/2005            12,944                  13,575                13,761
5/31/2005            13,034                  13,670                13,859
6/30/2005            13,149                  13,791                13,945
7/31/2005            13,154                  13,783                13,882
8/31/2005            13,310                  13,962                14,022
9/30/2005            13,232                  13,880                13,927
10/31/2005           13,154                  13,799                13,843
11/30/2005           13,213                  13,847                13,909
12/31/2005           13,331                  13,986                14,029
1/31/2006            13,379                  14,022                14,067
2/28/2006            13,464                  14,126                14,161
3/31/2006            13,397                  14,057                14,063
4/30/2006            13,414                  14,061                14,059
5/31/2006            13,490                  14,156                14,121
6/30/2006            13,438                  14,101                14,068
7/31/2006            13,614                  14,287                14,235
8/31/2006            13,819                  14,503                14,447
9/30/2006            13,922                  14,612                14,547
10/31/2006           14,014                  14,708                14,638
11/30/2006           14,119                  14,803                14,760
12/31/2006           14,092                  14,792                14,708
1/31/2007            14,084                  14,783                14,670
2/28/2007            14,261                  14,970                14,864
3/31/2007            14,237                  14,945                14,827
4/30/2007            14,300                  15,012                14,871
5/31/2007            14,231                  14,925                14,805
6/30/2007            14,161                  14,867                14,728
7/31/2007            14,240                  14,935                14,843
8/31/2007            14,141                  14,847                14,779
9/30/2007            14,355                  15,073                14,997
10/31/2007           14,406                  15,128                15,064
11/30/2007           14,443                  15,151                15,160
12/31/2007           14,407                  15,113                15,202
1/31/2008            14,480                  15,207                15,394
2/28/2008            13,830                  14,509                14,689
3/31/2008            14,193                  14,890                15,109
4/30/2008            14,355                  15,076                15,286
5/31/2008            14,504                  15,232                15,378
6/30/2008            14,356                  15,076                15,205
7/31/2008            14,382                  15,102                15,263
8/31/2008            14,532                  15,260                15,441
9/30/2008            13,881                  14,576                14,717
10/31/2008           13,247                  13,892                14,567
11/30/2008           13,147                  13,804                14,613
12/31/2008           12,715                  13,350                14,826
1/31/2009            13,352                  14,018                15,369
2/28/2009            13,489                  14,160                15,450
3/31/2009            13,550                  14,224                15,452
4/30/2009            13,951                  14,645                15,761
5/31/2009            14,340                  15,052                15,928
6/30/2009            14,383                  15,097                15,779
7/31/2009            14,642                  15,368                16,043
8/31/2009            14,917                  15,656                16,317
9/30/2009            15,788                  16,569                16,902
10/31/2009           15,612                  16,367                16,548
11/30/2009           15,702                  16,478                16,684
12/31/2009           15,825                  16,607                16,741
1/31/2010            15,966                  16,736                16,828
2/28/2010            16,108                  16,902                16,991
3/31/2010            16,164                  16,960                16,950
4/30/2010            16,342                  17,146                17,156
5/31/2010            16,451                  17,260                17,285
6/30/2010            16,438                  17,245                17,295

----------
(1.) Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE MUNICIPAL
     BOND FUND'S Class A and Investor Class shares for the most recent ten years with the Barclays Capital Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                 Wells Fargo Advantage Municipal Income Funds 13


Performance Highlights (Unaudited)

                           WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Our overweight in bonds rated BBB(3) and lower--combined with a focus on revenue bonds over state general obligations (GOs) and prerefunded issues--were large contributors to our excess performance. Corporate-backed munis (IDR/PCRs), education (including charter schools), and local GOs were some of the specific sectors in which we did very well. An underweight to health care and Puerto Rico bonds hampered performance as these two sectors posted good returns.

- Our relative value approach led us to increase our allocation to lower-rated bonds. Our decision was affirmed when corporate bond spreads declined, economic growth returned, cash flows into municipal funds set record levels, and the introduction of the Build America Bond (BAB) program reduced tax-exempt supply, helping these bonds to perform very well.

- The Fund outperformed its benchmark, the Barclays Capital Municipal Bond Index, for the fiscal year ending June 30, 2010. Municipal yields moved lower during the 12-month period, with lower-quality bonds outperforming higher-quality bonds. As a result, our conservative interest-rate exposure negatively impacted our performance, but was offset by sector allocation and security selection decisions, plus an overweight to lower-quality bonds.

A RANGE BOUND MARKET EXISTS AS THE ECONOMIC OUTLOOK REMAINS UNCERTAIN.

Economic activity increased and remained positive during the period. The federal stimulus package improved bank balance sheets and strengthened equities, creating a supportive backdrop for lower-quality fixed-income investments. However, renewed concerns about the economy appeared in 2010 as sovereign debt problems arose in Europe, prompting credit spreads to widen. The market quickly moved to questioning whether deflation was the bigger concern, and therefore how long the Fed funds rate would stay at 0%. As a result, Treasury rates across the curve ended the period at the lowest levels we have seen over the past 12 months.

Municipal rates tended to move directionally with Treasuries, but outperformed when rates moved higher and underperformed when rates moved lower. With the recent rally in Treasuries, high-quality municipals returned to attractive levels relative to Treasuries. Concerns about municipal credit quality have also increased as state and local governments have struggled with budget deficits, growing debt levels, unfunded pension obligations, and other postemployment benefits. While our team is concerned about these trends, we are actually seeing some signs of improvement. Based on our experience, municipal credit quality trends tend to lag the broader economy by about 12 to 18 months. Since economic

----------
(3.) The ratings indicated are from Standard & Poor's. Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor's rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest).

                 14 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (CONTINUED)

growth bottomed in the second quarter of 2009, municipal credit quality should gradually improve over the next few months, barring a double-dip in the economy.

We managed duration conservatively relative to our benchmark, believing there was a greater probability of higher rates than lower rates. This positioning was a detractor as rates did move lower. Our overweight in lower-quality bonds contributed to performance as these bonds continued to rebound from very depressed levels. We also had an overweight to revenue bonds compared with GOs. Revenues that support many GOs have declined over the last few years, and politicians have not been able to decrease spending quickly enough to offset this reality. However, the revenue sector has benefited from much more stable cash flows. We were underweight to health care bonds because of the uncertainty surrounding possible new congressional legislation, but this underweight hampered performance as the sector outperformed.


CREDIT QUALITY(4)
(AS OF JUNE 30, 2010)

                                  (PIE CHART)

AAA/Aaa    (6%)
AA/Aa     (20%)
A/A       (29%)
BBB/Baa   (22%)
BB/Ba      (5%)
Unrated   (18%)

LOWER-QUALITY BONDS REMAIN ATTRACTIVE, THE YIELD CURVE IS STEEP, AND RATES ARE AT HISTORICALLY VERY LOW LEVELS.

We have gradually reduced our duration during the period, expecting rates to eventually move higher. We have also positioned the Fund for a flattening of the yield curve, primary by owning floating rate notes and longer zero-coupon bonds. Both of these sectors tend to perform very well if the yield curve flattens and rates move higher.

We selectively reduced our exposure to charter schools and prerefunded bonds, and increased our exposure to local GOs and student loan sectors. Recently, charter schools performed well, providing an opportunity to sell some weaker credits and lower-coupon structures. The increased exposure to local GOs included several different credits, but the largest increase occurred in California school districts. Education payments are at the top of the priority scheme in the California budget, and we believe this is a way to position the Fund for a recovery in California while providing better downside protection relative to owning state GOs.

----------
(4.) The ratings indicated are from Standard & Poor's, Fitch, and/or Moody's
     Investors Service. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.

                 Wells Fargo Advantage Municipal Income Funds 15

Performance Highlights (Unaudited)

                           WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (CONTINUED)

HIGHER RATES AND CREDIT STABILITY/IMPROVEMENT REFLECT OUR POSITIONING GOING FORWARD.

The Fund is positioned for an eventual move higher in rates. With our expectations for continued positive--albeit modest--economic growth over the next few years, we see limited upside in both Treasury rates and municipal rates. We also believe the yield curve will flatten and are positioned for that to occur. Finally, many lower-quality bonds are still priced at very attractive levels; that additional yield should buffer any negative price performance. The Fund's positioning will probably lead to relative underperformance if municipal yields move lower from here, but we are willing to take that risk to provide better protection if rates move higher as expected.

EFFECTIVE MATURITY DISTRIBUTION(5)
(AS OF JUNE 30, 2010)

                                   (PIE CHART)

0-1 Year     (4%)
1-5 Years   (14%)
6-10 Years  (30%)
11-20 Years (29%)
20+ Years   (23%)

----------
(5.) Effective maturity is calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                 16 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF JUNE 30, 2010)

                                      Including Sales Charge              Excluding Sales Charge     Expense Ratio
                             ----------------------------------  ----------------------------------  -------------
                             6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross     Net
                             ---------  ------  ------  -------  ---------  ------  ------  -------  -----    ----
Class A (WMFAX)                (0.80)     9.17   3.61    5.10       3.87     14.28   4.57     5.58   0.81%(7) 0.75%(7)
Class B** (WMFBX)              (1.51)     8.43   3.44    5.05       3.49     13.43   3.79     5.05   1.56%(7) 1.50%(7)
Class C (WMFCX)                 2.48     12.43   3.78    4.81       3.48     13.43   3.78     4.81   1.56%(7) 1.50%(7)
Administrator Class (WMFDX)                                         3.84     14.33   4.82     5.73   0.75%(7) 0.60%(7)
Institutional Class (WMBIX)                                         4.11     14.73   4.74     5.68   0.48%(7) 0.48%(7)
Investor Class (SXFIX)                                              3.84     14.23   4.57     5.60   0.94%(8) 0.80%(8)
Barclays Capital Municipal Bond Index(1)                            3.31      9.61   4.40     5.63

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. ADMINISTRATOR, INSTITUTIONAL, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, high-yield securities risk, and municipal securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(6.) Performance shown prior to the inception of Class A, Class B and Class C shares on April 11, 2005 reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of the Administrator Class shares on April 11, 2005 reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. Performance shown prior to the inception of Institutional Class shares on March 31, 2008 reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and higher than those of the Institutional Class shares. Investor Class shares incepted on October 23, 1986.

(7.) Reflects the gross and net expense ratios as stated in the April 2010 prospectus/proxy statement. The investment adviser has contractually committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for each class. The Institutional class shares fell below its contractual net operating expense ratio limit of 0.50% for the most recent fiscal year, as shown above. Without these reductions, the returns would have been lower.

(8.) Reflects the gross and net expense ratios as stated in the November 1, 2009 prospectus. The investment adviser has contractually committed through October 31, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio. Without these reductions, the returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 18 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (the Fund) seeks current income exempt from federal income tax consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION

December 31, 1991

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2010

                                           1 Year
                                           ------
Investor Class                              5.41%
Barclays Capital Composite 1- and 3-Year
   Municipal Bond Index(1)                  3.36%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.66% AND 0.92%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JUNE 30, 2010)

                               (PERFORMANCE GRAPH)

                WELLS FARGO        WELLS FARGO
             ADVANTAGE SHORT-   ADVANTAGE SHORT-    BARCLAYS CAPITAL
              TERM MUNICIPAL     TERM MUNICIPAL    COMPOSITE 1- AND 3-
                BOND FUND -        BOND FUND -       YEAR MUNICIPAL
                  CLASS A        INVESTOR CLASS        BOND INDEX
             ----------------   ----------------   -------------------
 6/30/2000         9,700             10,000               10,000
 7/31/2000         9,757             10,059               10,065
 8/31/2000         9,830             10,134               10,124
 9/30/2000         9,861             10,166               10,140
10/31/2000         9,890             10,196               10,191
11/30/2000         9,909             10,215               10,230
12/31/2000         9,991             10,300               10,316
 1/31/2001        10,071             10,382               10,446
 2/28/2001        10,088             10,400               10,482
 3/31/2001        10,151             10,464               10,545
 4/30/2001        10,158             10,472               10,555
 5/31/2001        10,230             10,546               10,636
 6/30/2001        10,281             10,599               10,679
 7/31/2001        10,361             10,681               10,739
 8/31/2001        10,453             10,777               10,820
 9/30/2001        10,453             10,776               10,873
10/31/2001        10,521             10,847               10,931
11/30/2001        10,526             10,852               10,925
12/31/2001        10,508             10,833               10,939
 1/31/2002        10,598             10,926               11,054
 2/28/2002        10,676             11,007               11,111
 3/31/2002        10,604             10,932               10,993
 4/30/2002        10,708             11,040               11,108
 5/31/2002        10,738             11,070               11,164
 6/30/2002        10,815             11,150               11,239
 7/31/2002        10,873             11,210               11,297
 8/31/2002        10,933             11,272               11,348
 9/30/2002        10,989             11,330               11,395
10/31/2002        10,891             11,229               11,362
11/30/2002        10,939             11,278               11,378
12/31/2002        11,041             11,383               11,483
 1/31/2003        11,078             11,421               11,514
 2/28/2003        11,135             11,491               11,558
 3/31/2003        11,122             11,490               11,551
 4/30/2003        11,145             11,537               11,570
 5/31/2003        11,258             11,654               11,624
 6/30/2003        11,279             11,698               11,624
 7/31/2003        11,197             11,625               11,594
 8/31/2003        11,239             11,671               11,624
 9/30/2003        11,314             11,760               11,718
10/31/2003        11,310             11,769               11,687
11/30/2003        11,337             11,821               11,696
12/31/2003        11,345             11,841               11,713
 1/31/2004        11,363             11,872               11,739
 2/29/2004        11,415             11,925               11,805
 3/31/2004        11,409             11,931               11,791
 4/30/2004        11,347             11,890               11,734
 5/31/2004        11,320             11,859               11,706
 6/30/2004        11,340             11,904               11,721
 7/31/2004        11,408             11,987               11,780
 8/31/2004        11,485             12,080               11,855
 9/30/2004        11,503             12,109               11,855
10/31/2004        11,546             12,166               11,864
11/30/2004        11,528             12,159               11,834
12/31/2004        11,575             12,221               11,856
 1/31/2005        11,580             12,237               11,860
 2/28/2005        11,596             12,265               11,846
 3/31/2005        11,591             12,271               11,825
 4/30/2005        11,610             12,301               11,858
 5/31/2005        11,633             12,336               11,876
 6/30/2005        11,679             12,394               11,931
 7/31/2005        11,689             12,415               11,925
 8/31/2005        11,723             12,448               11,951
 9/30/2005        11,721             12,468               11,967
10/31/2005        11,708             12,463               11,963
11/30/2005        11,731             12,497               11,971
12/31/2005        11,769             12,547               12,006
 1/31/2006        11,795             12,584               12,036
 2/28/2006        11,818             12,618               12,047
 3/31/2006        11,807             12,616               12,046
 4/30/2006        11,833             12,653               12,068
 5/31/2006        11,860             12,691               12,110
 6/30/2006        11,863             12,703               12,111
 7/31/2006        11,927             12,769               12,172
 8/31/2006        11,980             12,848               12,245
 9/30/2006        12,019             12,899               12,297
10/31/2006        12,047             12,939               12,331
11/30/2006        12,086             12,991               12,370
12/31/2006        12,091             13,005               12,382
 1/31/2007        12,107             13,032               12,398
 2/28/2007        12,145             13,082               12,462
 3/31/2007        12,175             13,124               12,500
 4/30/2007        12,204             13,165               12,526
 5/31/2007        12,209             13,181               12,546
 6/30/2007        12,201             13,181               12,567
 7/31/2007        12,244             13,238               12,627
 8/31/2007        12,263             13,268               12,683
 9/30/2007        12,332             13,353               12,762
10/31/2007        12,391             13,427               12,819
11/30/2007        12,424             13,472               12,893
12/31/2007        12,458             13,520               12,962
 1/31/2008        12,533             13,611               13,177
 2/28/2008        12,348             13,421               13,078
 3/31/2008        12,460             13,553               13,218
 4/30/2008        12,506             13,612               13,216
 5/31/2008        12,565             13,687               13,267
 6/30/2008        12,506             13,633               13,229
 7/31/2008        12,566             13,707               13,351
 8/31/2008        12,661             13,810               13,428
 9/30/2008        12,483             13,601               13,333
10/31/2008        12,293             13,408               13,374
11/30/2008        12,285             13,398               13,521
12/31/2008        12,225             13,332               13,595
 1/31/2009        12,521             13,654               13,764
 2/28/2009        12,562             13,698               13,767
 3/31/2009        12,633             13,775               13,834
 4/30/2009        12,770             13,923               13,865
 5/31/2009        12,961             14,131               13,893
 6/30/2009        13,003             14,176               13,912
 7/31/2009        13,127             14,310               14,008
 8/31/2009        13,219             14,410               14,020
 9/30/2009        13,376             14,580               14,092
10/31/2009        13,379             14,583               14,092
11/30/2009        13,451             14,661               14,164
12/31/2009        13,508             14,722               14,182
 1/31/2010        13,577             14,796               14,217
 2/28/2010        13,632             14,856               14,251
 3/31/2010        13,632             14,854               14,226
 4/30/2010        13,661             14,886               14,272
 5/31/2010        13,703             14,930               14,316
 6/30/2010        13,701             14,943               14,341

----------
(1.) Barclays Capital Composite 1- and 3-Year Municipal Bond Index is a blended index weighted 50% in the Barclays Capital 1-Year Municipal Bond Index (the 1-2 year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax exempt bonds with a minimum credit rating of Baa), and 50% in the Barclays Capital 3-Year Municipal Bond Index (the 2-4 year component of the Barclays Capital Municipal Bond Index.)

                 Wells Fargo Advantage Municipal Income Funds 19


Performance Highlights (Unaudited)

                WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund outperformed its benchmark, the Barclays Capital Composite 1- and 3-Year Municipal Bond Index, for the fiscal year ending June 30, 2010. As municipal rates moved lower and lower-quality bonds outperformed higher-quality bonds, the Fund's interest rate, sector, quality, and individual security selection decisions all contributed to performance during the period.

- Our overweight in bonds rated BBB(3) and lower and focus on revenue bonds over state general obligation bonds (GOs) and prerefunded issues were large contributors to our outperformance. Corporate-backed municipals, education, health care, and local GOs were some of the specific sectors in which we did very well.

- Our relative value approach led us to increase our allocation to lower-rated bonds. Our decision was affirmed when corporate bond spreads declined, economic growth returned, cash flows into municipal funds were at record levels, and the introduction of the Build America Bond program reduced tax-exempt supply, helping our allocation of lower-rated municipal bonds to perform well.

A RANGE BOUND MARKET EXISTS AS THE ECONOMIC OUTLOOK REMAINS UNCERTAIN.

Economic activity turned and remained positive during the period. The federal stimulus package improved bank balance sheets and strengthened equities, creating a supportive backdrop for lower-quality fixed-income investments. However, renewed concerns about the economy appeared in 2010 as sovereign debt problems arose in Europe, prompting credit spreads to widen. The market quickly moved to questioning whether deflation was the bigger concern, and therefore how long the Fed funds rate would stay at 0%. As a result, Treasury rates across the curve ended the period at the lowest levels we have seen over the past 12 months.

Municipal rates tended to move directionally with Treasuries, but generally outperformed when rates moved higher and underperformed when rates moved lower. With the recent rally in Treasuries, high-quality municipals once again look very attractive relative to Treasuries. Concerns about municipal credit quality have also increased as state and local governments struggle with budget deficits, building debt levels, unfunded pension obligations and other postemployment

----------
(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT-TERM
     MUNICIPAL BOND FUND'S Class A and Investor Class shares for the most recent ten years with the Barclays Capital Composite 1- and 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

(3.) The ratings indicated are from Standard & Poor's. Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor's rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest).

                20 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)

benefits. While our team is concerned about these trends, we are actually seeing some signs of improvement. Based on our experience, municipal credit quality trends tend to lag the broader economy by about 12 to 18 months. Since economic growth bottomed in the second quarter of 2009, municipal credit quality should gradually improve over the next few months, barring a double-dip in the economy.

We managed the Fund's duration conservatively relative to our benchmark, believing there was a higher probability of higher rates rather than lower rates. Such positioning detracted from the Fund's performance as rates, in fact, did move lower. Our overweight in lower-quality bonds contributed to performance as these bonds continued to rebound from very depressed levels. We also had an overweight to revenue bonds compared with GOs. Revenues that support many GOs have declined dramatically over the last few years and the entities that also rely on such revenues for their funding have not been able to decrease spending quickly enough to offset this reality. However, the revenue sector has benefited from much more stable cash flows. Our exposure to corporate-backed municipals (IDR/PCRs), education (including charter schools), and health care bonds contributed to performance as these areas performed well. In addition, our exposure to gas prepaid bonds added value during the period, although more recently, such exposure has detracted from performance as volatility has returned to the sector. Regardless, we continue to like this sector and have used the weakness to add to our position.

CREDIT QUALITY(4)
(AS OF JUNE 30, 2010)

                                   (PIE CHART)

AAA/Aaa      (5%)
AA /Aa      (17%)
A/A         (26%)
BBB /Baa    (16%)
BB/Ba        (1%)
Cash         (2%)
SP-1/MIG1   (17%)
SP-2/MIG2    (8%)
Unrated      (8%)

LOWER-QUALITY BONDS REMAIN ATTRACTIVE, THE YIELD CURVE IS STEEP, AND RATES ARE AT HISTORICALLY LOW LEVELS.

We have gradually reduced our duration during the period, expecting rates to eventually move higher. We have also AA /Aa(17%) positioned the Fund for a flattening of the yield curve by owning floating rate notes and bonds in three- to five-year maturities, which should benefit the Fund as they move closer to maturity generating additional income and good price performance.

We selectively reduced our exposure to airports bonds, dedicated tax bonds, prerefunded bonds, and housing issues and increased our exposure to local GOs, health care, and corporate-backed sectors. The largest increase within our local GOs exposure occurred in California school districts. Education payments are at the top of the priority scheme in the California budget, and we believe that increased exposure to California education related bonds is a way to position the Fund for

----------
(4.) The ratings indicated are from Standard & Poor's, Fitch, and/or Moody's
     Investors Service. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.

                 Wells Fargo Advantage Municipal Income Funds 21


Performance Highlights (Unaudited)

                WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)

a recovery in California while providing better downside protection relative to owning state GOs. We also increased our exposure to the health care sector, focusing on either shorter-duration or higher-quality bonds.

HIGHER RATES AND CREDIT STABILITY/IMPROVEMENT REFLECT OUR POSITIONING GOING FORWARD.

The Fund is positioned for an eventual move higher in rates. With our expectations for continued positive economic growth, albeit modest, over the next few years, we see limited upside in both Treasury rates and municipal rates. We also believe the yield curve will flatten and are positioned for that to occur. Finally, many lower-quality bonds are still priced at very attractive levels; that additional yield should buffer any negative price performance. The Fund's positioning will probably lead to relative underperformance if municipal yields move lower from here, but we are willing to take that risk to provide better protection if rates move higher as expected.

EFFECTIVE MATURITY DISTRIBUTION(5)
(AS OF JUNE 30, 2010)

                                   (PIE CHART)

0-1 Year      (26%)
1-5 Years     (53%)
6-10 Years    (17%)
11-20 Years    (3%)
20+ Years      (1%)

----------
(5.) Effective maturity is calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                 22 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF JUNE 30, 2010)

                                      INCLUDING SALES CHARGE                  EXCLUDING SALES CHARGE             EXPENSE RATIO
                              -------------------------------------   -------------------------------------   -------------------
                              6 MONTHS*   1 YEAR   5 YEAR   10 YEAR   6 MONTHS*   1 YEAR   5 YEAR   10 YEAR     GROSS       NET
                              ---------   ------   ------   -------   ---------   ------   ------   -------   --------   --------
Class A (WSMAX)                 (1.62)     2.21     2.62      3.20       1.43      5.37     3.24      3.51    0.81%(7)   0.60%(7)
Class C (WSSCX)                  0.15      3.67     2.96      3.05       1.15      4.67     2.96      3.05    1.56%(7)   1.35%(7)
Institutional Class (WSBIX)                                              1.53      5.58     3.92      4.15    0.55%(8)   0.39%(8)
Investor Class (STSMX)                                                   1.50      5.41     3.81      4.10    0.92%(8)   0.66%(8)
Barclays Capital Composite 1- and 3-Year Municipal Bond
   Index(1)                                                              1.19      3.36     3.85      3.82

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE PERIOD SHOWN. INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, high-yield securities risk, and municipal securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(6.) Class A shares incepted on July 18, 2008. Class C shares incepted on
     January 31, 2003. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of Class A shares reflects the performance of the Class C shares, and includes expenses that are not applicable to and are higher than those of the Class A shares, adjusted to reflect Class A sales charges. Institutional Class shares incepted on March 31, 2008. Performance shown prior to the inception of the Institutional Class reflects the performance of the Investor Class shares, which incepted on December 31, 1991 and includes expenses that are not applicable to and higher than those of the Institutional Class shares.

(7.) Reflects the gross and net expense ratios as stated in the April 2010 prospectus/proxy statement. The investment adviser has contractually committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for each class. Without these reductions, the returns would have been lower.

(8.) Reflects the gross and net expense ratios as stated in the November 1, 2009 prospectus. The investment adviser has contractually committed through October 31, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio for each class. Without these reductions, the returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 24 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND (the Fund) seeks current income exempt from federal income tax consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION

November 30, 1995

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2010

                                         1 Year
                                         ------
Investor Class                            2.12%
Barclays Capital 1-Year Municipal Bond
   Index(1)                               2.43%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.72% AND 0.91%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN, EXCLUDING ACQUIRED FUND FEES.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JUNE 30, 2010)

                               (PERFORMANCE GRAPH)

                                             WELLS FARGO ADVANTAGE
                  WELLS FARGO ADVANTAGE         ULTRA SHORT-TERM
               ULTRA SHORT-TERM MUNICIPAL   MUNICIPAL INCOME FUND -   BARCLAYS CAPITAL 1-YEAR
                  INCOME FUND - CLASS A          INVESTOR CLASS        MUNICIPAL BOND INDEX
               --------------------------   -----------------------   -----------------------
   6/30/2000              9,800                      10,000                    10,000
   7/31/2000              9,852                      10,057                    10,055
   8/31/2000              9,886                      10,096                    10,107
   9/30/2000              9,901                      10,116                    10,129
  10/31/2000              9,937                      10,176                    10,177
  11/30/2000              9,952                      10,196                    10,216
  12/31/2000             10,010                      10,239                    10,292
   1/31/2001             10,044                      10,277                    10,414
   2/28/2001             10,071                      10,312                    10,448
   3/31/2001             10,105                      10,351                    10,502
   4/30/2001             10,138                      10,388                    10,522
   5/31/2001             10,170                      10,426                    10,596
   6/30/2001             10,202                      10,462                    10,638
   7/31/2001             10,230                      10,495                    10,685
   8/31/2001             10,260                      10,509                    10,750
   9/30/2001             10,283                      10,557                    10,802
  10/31/2001             10,308                      10,586                    10,849
  11/30/2001             10,272                      10,553                    10,859
  12/31/2001             10,276                      10,561                    10,886
   1/31/2002             10,301                      10,591                    10,975
   2/28/2002             10,324                      10,618                    11,014
   3/31/2002             10,305                      10,602                    10,937
   4/30/2002             10,328                      10,629                    11,020
   5/31/2002             10,353                      10,659                    11,069
   6/30/2002             10,397                      10,707                    11,123
   7/31/2002             10,421                      10,736                    11,164
   8/31/2002             10,446                      10,767                    11,201
   9/30/2002             10,487                      10,814                    11,227
  10/31/2002             10,470                      10,797                    11,210
  11/30/2002             10,494                      10,826                    11,234
  12/31/2002             10,517                      10,852                    11,306
   1/31/2003             10,540                      10,880                    11,332
   2/28/2003             10,560                      10,927                    11,360
   3/31/2003             10,558                      10,929                    11,360
   4/30/2003             10,600                      10,954                    11,373
   5/31/2003             10,642                      11,001                    11,410
   6/30/2003             10,658                      11,021                    11,425
   7/31/2003             10,652                      11,018                    11,420
   8/31/2003             10,668                      11,039                    11,435
   9/30/2003             10,661                      11,035                    11,488
  10/31/2003             10,675                      11,054                    11,476
  11/30/2003             10,690                      11,072                    11,487
  12/31/2003             10,705                      11,092                    11,500
   1/31/2004             10,722                      11,113                    11,524
   2/29/2004             10,712                      11,107                    11,565
   3/31/2004             10,704                      11,079                    11,566
   4/30/2004             10,698                      11,099                    11,539
   5/31/2004             10,691                      11,095                    11,521
   6/30/2004             10,707                      11,116                    11,531
   7/31/2004             10,724                      11,137                    11,577
   8/31/2004             10,761                      11,179                    11,625
   9/30/2004             10,754                      11,175                    11,619
  10/31/2004             10,772                      11,198                    11,619
  11/30/2004             10,700                      11,126                    11,604
  12/31/2004             10,742                      11,174                    11,622
   1/31/2005             10,762                      11,198                    11,631
   2/28/2005             10,757                      11,197                    11,629
   3/31/2005             10,775                      11,218                    11,620
   4/30/2005             10,730                      11,171                    11,643
   5/31/2005             10,777                      11,221                    11,657
   6/30/2005             10,801                      11,247                    11,705
   7/31/2005             10,826                      11,274                    11,712
   8/31/2005             10,850                      11,300                    11,732
   9/30/2005             10,897                      11,349                    11,753
  10/31/2005             10,922                      11,353                    11,756
  11/30/2005             10,926                      11,380                    11,765
  12/31/2005             10,978                      11,411                    11,795
   1/31/2006             10,984                      11,441                    11,828
   2/28/2006             11,011                      11,468                    11,840
   3/31/2006             11,041                      11,500                    11,848
   4/30/2006             11,068                      11,528                    11,872
   5/31/2006             11,098                      11,560                    11,913
   6/30/2006             11,105                      11,567                    11,924
   7/31/2006             11,160                      11,624                    11,974
   8/31/2006             11,192                      11,657                    12,034
   9/30/2006             11,246                      11,714                    12,083
  10/31/2006             11,279                      11,748                    12,115
  11/30/2006             11,311                      11,781                    12,151
  12/31/2006             11,322                      11,792                    12,172
   1/31/2007             11,355                      11,827                    12,196
   2/28/2007             11,386                      11,885                    12,246
   3/31/2007             11,421                      11,896                    12,283
   4/30/2007             11,456                      11,933                    12,310
   5/31/2007             11,493                      11,971                    12,338
   6/30/2007             11,504                      11,982                    12,363
   7/31/2007             11,540                      12,020                    12,410
   8/31/2007             11,554                      12,059                    12,458
   9/30/2007             11,651                      12,135                    12,529
  10/31/2007             11,692                      12,178                    12,577
  11/30/2007             11,732                      12,220                    12,637
  12/31/2007             11,773                      12,262                    12,704
   1/31/2008             11,816                      12,307                    12,877
   2/28/2008             11,782                      12,272                    12,817
   3/31/2008             11,852                      12,346                    12,924
   4/30/2008             11,893                      12,415                    12,927
   5/31/2008             11,986                      12,485                    12,979
   6/30/2008             11,976                      12,474                    12,976
   7/31/2008             12,020                      12,520                    13,069
   8/31/2008             12,089                      12,591                    13,119
   9/30/2008             12,056                      12,557                    13,056
  10/31/2008             12,032                      12,531                    13,108
  11/30/2008             12,079                      12,580                    13,224
  12/31/2008             12,073                      12,599                    13,285
   1/31/2009             12,247                      12,754                    13,404
   2/28/2009             12,287                      12,795                    13,421
   3/31/2009             12,357                      12,867                    13,467
   4/30/2009             12,451                      12,965                    13,497
   5/31/2009             12,515                      13,059                    13,525
   6/30/2009             12,574                      13,092                    13,539
   7/31/2009             12,604                      13,150                    13,596
   8/31/2009             12,655                      13,175                    13,625
   9/30/2009             12,702                      13,251                    13,670
  10/31/2009             12,717                      13,267                    13,684
  11/30/2009             12,732                      13,282                    13,729
  12/31/2009             12,773                      13,296                    13,749
   1/31/2010             12,785                      13,336                    13,772
   2/28/2010             12,824                      13,348                    13,798
   3/31/2010             12,808                      13,359                    13,792
   4/30/2010             12,820                      13,371                    13,821
   5/31/2010             12,833                      13,356                    13,855
   6/30/2010             12,847                      13,370                    13,868


----------
(1.) Barclays Capital 1-Year Municipal Bond Index is the 1-year component of the
     Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE ULTRA
     SHORT-TERM MUNICIPAL INCOME FUND'S Class A and Investor Class shares for the most recent 10 years with Barclays Capital 1-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 2.00%.

                 Wells Fargo Advantage Municipal Income Funds 25


Performance Highlights (Unaudited)

        WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark, the Barclays Capital 1-Year Municipal Bond Index, for the fiscal year ending June 30, 2010. Municipal rates moved lower during the 12-month period ended June 30, 2010, and lower-quality bonds outperformed higher-quality bonds. The Fund's yield curve, sector, and quality decisions all added value during the period, helping to offset the impact of below-benchmark interest-rate positioning which was the primary detractor from performance.

- Our continued overweight in bonds rated BBB(3) and lower, combined with a focus on revenue bonds over state general obligation bonds (GOs) and prerefunded issues were big contributors to our performance. Corporate-backed, including industrial development and pollution control revenue (IDR/PCR) bonds, munis (IDR/PCRs), transportation, and special tax were some of the specific sectors where we did very well. An underweight to electric revenue and Puerto Rico bonds hindered performance as these two sectors performed well.

- Our relative value approach led us to increase our allocation to lower-rated bonds. Our decision was affirmed when corporate bond spreads declined, economic growth returned, cash flows into municipal funds were at record levels, and the introduction of the Build America Bond program reduced tax-exempt supply, helping these bonds to perform well.

A RANGEBOUND MARKET EXISTS AS THE ECONOMIC OUTLOOK REMAINS UNCERTAIN.

Economic activity increased and remained positive during the period. The federal stimulus package improved bank balance sheets and strengthened equities, creating a supportive backdrop for lower-quality fixed-income investments. However, renewed concerns about the economy appeared in 2010 as sovereign debt problems arose in Europe, prompting credit spreads to widen. The market quickly moved to questioning whether deflation was the bigger concern, and how long the Fed funds rate would stay at 0%. As a result, Treasury rates across the curve ended the period at the lowest levels we have seen over the past 12 months.

CREDIT QUALITY(4)
(AS OF JUNE 30, 2010)

                                   (PIE CHART)

AA/Aa       (11%)
A/A         (15%)
BBB/Baa      (9%)
Cash         (3%)
Unrated      (8%)
SP-1/MIG1   (40%)
SP-2/MIG2   (12%)
AAA/Aaa      (2%)

----------
(3.) The ratings indicated are from Standard & Poor's. Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor's rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest).

(4.) The ratings indicated are from Standard & Poor's, Fitch, and/or Moody's
     Investors Service. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.

                 26 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND (CONTINUED)

Municipal rates tended to move directionally with Treasuries, but tended to outperform when rates moved higher and underperform when rates moved lower. With the recent rally in Treasuries, high-quality municipals once again look very attractive relative to Treasuries. Concerns about municipal credit quality have also increased as state and local governments have struggled with increased concerns about budget deficits, building debt levels, unfunded pension obligations, and other postemployment benefits. While our team is concerned about these trends, we are actually seeing some signs of improvement. Based on our experience, municipal credit quality trends tend to lag the broader economy by about 12 to 18 months. Since economic growth bottomed in the second quarter of 2009, we believe that municipal credit quality should gradually improve over the next few months, barring a double-dip in the economy.

We conservatively managed the Fund's duration in response to extremely low absolute yields and to provide price protection if rates rise. We maintained large exposure to variable rate demand notes (VRDNs) that had daily or weekly liquidity. The absolute yield on these bonds was not much different than one- or two-year fixed-rate bonds but provided price protection if rates increased. We combined these holdings with three- to five-year bonds to take advantage of the unusually large yield difference between one-year bonds and five-year bonds that defined the steepness of the yield curve. Our overweight in lower-quality bonds contributed as they outperformed. We remained overweight to revenue bonds relative to GOs since revenues supporting many GOs have declined dramatically over the last few years. By comparison, the revenue sector has more stable cash flows, making them more attractive to investors.

LOWER-QUALITY BONDS REMAIN ATTRACTIVE, THE YIELD CURVE IS STEEP, AND RATES ARE AT HISTORICALLY VERY LOW LEVELS.

We have positioned the Fund for a flattening of the yield curve by adding floating rate notes (FRNs) to the portfolio, as well as bonds with three- to five-year maturities, which will benefit as they move closer to maturity or "roll down the curve". We reduced our exposure to health care bonds, buying VRDNs in the university sector to replace them. Concurrently, we increased our exposure to local GOs, including several different credits, including many in California school districts. Education payments are at the top of the priority scheme in the California budget, and we

                 Wells Fargo Advantage Municipal Income Funds 27


Performance Highlights (Unaudited)

        WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND (CONTINUED)


feel this is a way to position the Fund for a recovery in California while providing better downside protection compared with owning state GOs. In addition, we remain overweight to lower-rated credits as valuations continue to look attractive.

HIGHER RATES AND CREDIT STABILITY/IMPROVEMENT REFLECT OUR POSITIONING GOING FORWARD.

The Fund is positioned for an eventual move higher in rates. With our expectations for continued positive economic growth, albeit modest, over the next few years, we see limited upside in both Treasury rates and municipal rates. We also believe the yield curve will flatten and are positioned for that to occur. Finally, we believe that many lower-quality bonds are still priced at very attractive levels; that additional yield should buffer any negative price performance. The Fund's positioning will probably lead to relative underperformance if municipal yields move lower from here, but we are willing to take that risk to provide better protection if rates move higher as expected.

EFFECTIVE MATURITY DISTRIBUTION(5)
(AS OF JUNE 30, 2010)

                                   (PIE CHART)

0-1 Year     (64%)
1-5 Years    (29%)
20+ Years     (2%)
6-10 Years    (5%)


----------
(5.) Effective maturity is calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                 28 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF JUNE 30, 2010)

                                    Including Sales Charge                 Excluding Sales Charge            Expense Ratio
                             ------------------------------------   ------------------------------------   ----------------
                             6 Months*  1 Year   5 Year   10 Year   6 Months*  1 Year   5 Year   10 Year   Gross(7)  Net(8)
                             --------   ------   ------   -------   --------   ------   ------   -------   --------  ------
Class A (SMAVX)                (1.44)    0.12     3.11      2.54      0.58      2.17     3.53      2.74     0.85%    0.67%
Class C (WFUSX)                (0.80)    0.40     2.77      2.20      0.20      1.40     2.77      2.20     1.59%    1.42%
Institutional Class (SMAIX)                                           0.73      2.48     3.88      3.30     0.52%    0.37%
Investor Class (SMUAX)                                                0.55      2.12     3.52      2.95     0.91%    0.72%
Barclays Capital 1-Year
   Municipal Bond Index(1)                                            0.87      2.43     3.45      3.32

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 2.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, high-yield securities risk, and municipal securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(6.) Effective June 20, 2008 the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares from October 2, 2000 through June 20, 2008 includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of the Class A shares on October 2, 2000 reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown prior to the inception of Class C shares on June 20, 2008 reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of the Institutional Class shares on July 31, 2000 reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(7.) Reflects the gross expense ratio as stated in the November 1, 2009 prospectus.

(8.) The investment adviser has contractually committed through October 31, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                30 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND (the Fund) seeks current income exempt from federal income tax and Wisconsin individual income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Lyle J. Fitterer, CFA, CPA
Thomas Stoeckmann

FUND INCEPTION

April 6, 2001

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2010

                                  1 Year
                                  ------
Investor Class                     6.46%
Barclays Capital Municipal Bond
   Index(1)                        9.61%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.75% AND 1.05%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2010 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JUNE 30, 2010)

                               (PERFORMANCE GRAPH)

             WELLS FARGO ADVANTAGE WISCONSIN   WELLS FARGO ADVANTAGE WISCONSIN   BARCLAYS CAPITAL MUNICIPAL BOND
                 TAX-FREE FUND - CLASS A       TAX-FREE FUND - INVESTOR CLASS                 INDEX
             -------------------------------   -------------------------------   -------------------------------
  4/6/2001                 9,550                            10,000                            10,000
 4/30/2001                 9,522                             9,975                             9,903
 5/31/2001                 9,661                            10,127                            10,009
 6/30/2001                 9,744                            10,219                            10,076
 7/31/2001                 9,873                            10,359                            10,225
 8/31/2001                10,016                            10,515                            10,394
 9/30/2001                 9,996                            10,500                            10,359
10/31/2001                10,120                            10,636                            10,482
11/30/2001                10,050                            10,568                            10,394
12/31/2001                 9,974                            10,494                            10,296
 1/31/2002                10,113                            10,647                            10,474
 2/28/2002                10,234                            10,778                            10,601
 3/31/2002                10,051                            10,592                            10,393
 4/30/2002                10,275                            10,834                            10,596
 5/31/2002                10,334                            10,902                            10,660
 6/30/2002                10,437                            11,016                            10,773
 7/31/2002                10,582                            11,176                            10,912
 8/31/2002                10,698                            11,304                            11,043
 9/30/2002                10,908                            11,532                            11,285
10/31/2002                10,739                            11,360                            11,098
11/30/2002                10,692                            11,316                            11,051
12/31/2002                10,898                            11,542                            11,285
 1/31/2003                10,865                            11,521                            11,256
 2/28/2003                11,002                            11,679                            11,413
 3/31/2003                11,038                            11,728                            11,420
 4/30/2003                11,116                            11,824                            11,496
 5/31/2003                11,358                            12,094                            11,765
 6/30/2003                11,309                            12,053                            11,715
 7/31/2003                10,909                            11,639                            11,305
 8/31/2003                10,968                            11,713                            11,389
 9/30/2003                11,264                            12,028                            11,724
10/31/2003                11,197                            11,980                            11,665
11/30/2003                11,297                            12,097                            11,787
12/31/2003                11,375                            12,192                            11,884
 1/31/2004                11,414                            12,245                            11,952
 2/29/2004                11,535                            12,385                            12,132
 3/31/2004                11,489                            12,348                            12,090
 4/30/2004                11,265                            12,119                            11,804
 5/31/2004                11,227                            12,089                            11,761
 6/30/2004                11,256                            12,130                            11,804
 7/31/2004                11,383                            12,278                            11,959
 8/31/2004                11,562                            12,482                            12,199
 9/30/2004                11,612                            12,548                            12,263
10/31/2004                11,706                            12,662                            12,369
11/30/2004                11,615                            12,575                            12,267
12/31/2004                11,736                            12,718                            12,417
 1/31/2005                11,820                            12,820                            12,533
 2/28/2005                11,769                            12,776                            12,491
 3/31/2005                11,722                            12,736                            12,412
 4/30/2005                11,874                            12,911                            12,608
 5/31/2005                11,937                            12,988                            12,697
 6/30/2005                12,010                            13,075                            12,776
 7/31/2005                11,948                            13,016                            12,718
 8/31/2005                12,055                            13,141                            12,846
 9/30/2005                11,959                            13,044                            12,760
10/31/2005                11,887                            12,985                            12,682
11/30/2005                11,937                            13,036                            12,743
12/31/2005                12,031                            13,147                            12,853
   1/12006                12,083                            13,212                            12,888
 2/28/2006                12,155                            13,299                            12,974
 3/31/2006                12,058                            13,201                            12,885
 4/30/2006                12,029                            13,177                            12,880
 5/31/2006                12,082                            13,243                            12,938
 6/30/2006                12,018                            13,182                            12,889
 7/31/2006                12,152                            13,337                            13,042
 8/31/2006                12,322                            13,531                            13,236
 9/30/2006                12,398                            13,623                            13,328
10/31/2006                12,452                            13,691                            13,411
11/30/2006                12,515                            13,769                            13,523
12/31/2006                12,487                            13,747                            13,475
 1/31/2007                12,471                            13,738                            13,441
 2/28/2007                12,605                            13,893                            13,618
 3/31/2007                12,576                            13,870                            13,584
 4/30/2007                12,618                            13,925                            13,625
 5/31/2007                12,541                            13,848                            13,564
 6/30/2007                12,498                            13,810                            13,494
 7/31/2007                12,589                            13,918                            13,599
 8/31/2007                12,559                            13,894                            13,540
 9/30/2007                12,697                            14,055                            13,740
10/31/2007                12,739                            14,111                            13,802
11/30/2007                12,805                            14,193                            13,890
12/31/2007                12,802                            14,198                            13,928
 1/31/2008                12,979                            14,403                            14,104
 2/28/2008                12,508                            13,889                            13,458
 3/31/2008                12,808                            14,232                            13,843
 4/30/2008                12,859                            14,288                            14,005
 5/31/2008                12,935                            14,371                            14,089
 6/30/2008                12,823                            14,246                            13,930
 7/31/2008                12,886                            14,315                            13,983
 8/31/2008                13,011                            14,455                            14,147
 9/30/2008                12,578                            13,973                            13,483
10/31/2008                12,521                            13,908                            13,346
11/30/2008                12,536                            13,925                            13,388
12/31/2008                12,553                            13,943                            13,583
 1/31/2009                13,048                            14,489                            14,081
 2/28/2009                13,059                            14,501                            14,155
 3/31/2009                13,012                            14,449                            14,157
 4/30/2009                13,255                            14,718                            14,440
 5/31/2009                13,398                            14,876                            14,593
 6/30/2009                13,385                            14,861                            14,456
 7/31/2009                13,550                            15,044                            14,698
 8/31/2009                13,675                            15,182                            14,949
 9/30/2009                13,954                            15,491                            15,486
10/31/2009                13,791                            15,310                            15,161
11/30/2009                13,888                            15,416                            15,286
12/31/2009                13,897                            15,426                            15,338
 1/31/2010                13,947                            15,481                            15,418
 2/28/2010                14,050                            15,594                            15,567
 3/31/2010                14,045                            15,588                            15,530
 4/30/2010                14,161                            15,716                            15,718
 5/31/2010                14,237                            15,798                            15,836
 6/30/2010                14,258                            15,821                            15,846

----------
(1.) Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE WISCONSIN
     TAX-FREE FUND'S Class A and Investor Class shares for the life of the Fund with the Barclays Capital Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                 Wells Fargo Advantage Municipal Income Funds 31


Performance Highlights (Unaudited)

                       WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its index, the Barclays Capital Municipal Bond Index, for the fiscal year ending June 30, 2010. Municipal rates declined and lower-quality bonds outperformed during the 12-month period ending June 30, 2010. Our conservative interest rate exposure negatively impacted performance while our overweight to lower-rated investment-grade bonds was positive.

- Our holdings in Puerto Rico bonds underperformed the benchmark during the period. While we are overweight lower-rated bonds, our Puerto Rico holdings tend to be of higher credit quality than the index. Consequently, the higher-quality Puerto Rico Bonds underperformed the overall Puerto Rico holding of the index.

- The supply of Wisconsin double tax-exempt bonds was limited, and while we looked to add duration using Wisconsin double tax-exempt alternatives such as Puerto Rico, U.S. Virgin Islands and Guam, we did not want to assume the longer-term credit risk associated with these issuers.

A RANGEBOUND MARKET EXISTS AS THE ECONOMIC OUTLOOK REMAINS UNCERTAIN.

Economic activity increased and remained positive during the period. The federal stimulus package improved bank balance sheets and strengthened equities, creating a supportive backdrop for lower-quality fixed-income investments. However, renewed concerns about the economy appeared in 2010 as sovereign debt problems arose in Europe, prompting credit spreads to widen. The market quickly moved to questioning whether deflation was the bigger concern, and therefore how long the Federal funds rate would stay at 0%. As a result, Treasury rates across the yield curve ended the period at the lowest levels we have seen over the past 12 months.

Municipal rates tended to move directionally with Treasuries, but tended to outperform when rates moved higher and underperform when rates moved lower. With the recent rally in Treasuries, high-quality municipals once again look very attractive relative to Treasuries. Concerns about municipal credit quality have also increased as state and local governments have struggled with increased concerns about budget deficits, building debt levels, unfunded pension obligations and other postemployment benefits. While our team is concerned about these trends, we are actually seeing some signs of improvement. Based on our experience, municipal credit quality trends tend to lag the broader economy by about 12 to 18 months. Since economic growth bottomed in the second quarter of 2009, municipal credit quality should gradually improve over the next few months, barring a double-dip in the economy.

CREDIT QUALITY(3)
(AS OF JUNE 30, 2010)

                                   (PIE CHART)

AAA/Aaa   (18%)
AA/Aa     (17%)
A/A       (29%)
BBB/Baa   (17%)
Cash       (3%)
Unrated   (16%)

----------
(3.) The ratings indicated are from Standard & Poor's, Fitch, and/or Moody's
     Investors Service. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized.

                 32 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND (CONTINUED)

We managed the Fund's interest-rate exposure, or duration, conservatively relative to our benchmark, believing there was a greater probability of higher rates than lower rates. This positioning was a detractor from performance as rates did move lower. Our overweight in lower-quality bonds contributed to performance as these bonds continued to rebound from very depressed levels. We also had an overweight to revenue bonds compared with GOs. Cash revenues that support many GOs have declined dramatically over the last few years, and the entities which also depend on such revenues for their funding have not been able to decrease spending quickly enough to offset this reality. However, the revenue sector has benefited from much more stable cash flows. Specifically, our exposure to water and sewer and special tax bonds contributed to performance. This Fund historically has little exposure to health care and IDR/PCRs because very few of those issues are double-exempt from taxes. This natural underweight hampered performance as both of these sectors did very well over the last year.

EFFECTIVE MATURITY DISTRIBUTION(4)
(AS OF JUNE 30, 2010)

                                   (PIE CHART)

0-1 Year     (22%)
1-5 Years    (17%)
6-10 Years   (28%)
11-20 Years  (20%)
20+ Years    (13%)

LOWER-QUALITY BONDS REMAIN ATTRACTIVE, THE YIELD CURVE IS STEEP, AND RATES ARE AT HISTORICALLY VERY LOW LEVELS.

With limited supply of longer-term, double-exempt issues, the Fund's duration remains well below the index. While this hurt our performance over the last year, we intend to maintain our approach based on our expectations for higher rates.

We have also positioned the Fund for a flattening of the yield curve, primarily by owning floating rate notes and longer zero-coupon bonds. Both of these sectors tend to perform very well if the yield curve flattens and rates move higher.

We remain overweight in lower-rated credits as valuations still look attractive. Finally, we still have a large exposure to Puerto Rico, the U.S. Virgin Islands, and Guam due to a limited supply of double-exempt Wisconsin state issues, with most of our exposure in either shorter-maturity bonds or higher-quality prerefunded issues.

HIGHER RATES AND CREDIT STABILITY/IMPROVEMENT REFLECT OUR POSITIONING GOING FORWARD.

The Fund is positioned for an eventual move higher in rates. With our expectations for continued--albeit modest--positive economic growth over the next few years, we see limited upside in both Treasury rates and municipal rates. We also believe the yield curve will flatten and are positioned for that to occur. Finally, many lower-quality bonds are still priced at very attractive levels; that additional yield should buffer any negative price performance. The Fund's positioning will probably lead to relative underperformance if municipal yields move lower from here, but we are willing to take that risk to provide better protection if rates move higher as expected.

----------
(4.) Effective maturity is calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Municipal Income Funds 33


Performance Highlights (Unaudited)

                       WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JUNE 30, 2010)

                              Including Sales Charge              Excluding Sales Charge
                        ---------------------------------   ---------------------------------
                                                     Life                                Life    Expense Ratio
                                                      of                                  of    ---------------
                        6 Months*  1 Year   5 Year   Fund   6 Months*  1 Year   5 Year   Fund   Gross(6)  Net(7)
                        --------   ------   ------   ----   --------   ------   ------   ----   -------   -----
Class A (WWTFX)          (2.05)     1.74     2.54    3.92     2.59      6.52     3.49    4.44    0.97%    0.68%
Class C (WWTCX)           1.18      4.67     3.12    4.08     2.18      5.67     3.12    4.08    1.73%    1.49%
Investor Class (SWFRX)                                        2.56      6.46     3.89    5.09    1.05%    0.75%
Barclays Capital
   Municipal Bond
   Index(1)                                                   3.31      9.61     4.40    5.11

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUND'S WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%.PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, Wisconsin and Puerto Rico municipal securities risk, and high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(5.) Performance shown prior to the inception of Class C shares on December 26, 2002 reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of Class A shares on March 31, 2008 reflects the performance of the Class C shares, and include expenses that are not applicable to and are higher than those of the Class A shares, adjusted to reflect Class A sales charges. Returns for the index shown in the Life of Fund column are as of the Fund inception date.

(6.) Reflects the gross expense ratio as stated in the November 1, 2009 prospectus.

(7.) The investment adviser has contractually committed through October 31, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                34 Wells Fargo Advantage Municipal Income Funds


                                                       Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period from January 1, 2010 to June 30, 2010.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning       Ending         Expenses
                                             Account Value  Account Value    Paid During     Net Annual
Intermediate Tax/AMT-Free Fund                01-01-2010     06-30-2010    the Period(1)   Expense Ratio
------------------------------               -------------  -------------  -------------   -------------
CLASS A
  Actual                                      $1,000.00       $1,027.20        $3.52           0.70%
  Hypothetical (5% return before expenses)    $1,000.00       $1,021.32        $3.51           0.70%
CLASS C
  Actual                                      $1,000.00       $1,023.40        $7.27           1.45%
  Hypothetical (5% return before expenses)    $1,000.00       $1,017.60        $7.25           1.45%
ADMINISTRATOR CLASS
  Actual                                      $1,000.00       $1,027.70        $3.02           0.60%
  Hypothetical (5% return before expenses)    $1,000.00       $1,021.82        $3.01           0.60%
INSTITUTIONAL CLASS
  Actual                                      $1,000.00       $1,029.60        $2.11           0.42%
  Hypothetical (5% return before expenses)    $1,000.00       $1,022.71        $2.11           0.42%
INVESTOR CLASS
  Actual                                      $1,000.00       $1,027.00        $3.77           0.75%
  Hypothetical (5% return before expenses)    $1,000.00       $1,021.08        $3.76           0.75%

                Wells Fargo Advantage Municipal Income Funds 35


Fund Expenses (Unaudited)

                                               Beginning       Ending         Expenses
                                             Account Value  Account Value    Paid During     Net Annual
Municipal Bond Fund                            01-01-2010     06-30-2010   the Period(1)   Expense Ratio
-------------------                          -------------  -------------  -------------   -------------
CLASS A
  Actual                                      $1,000.00       $1,038.70        $3.79           0.75%
  Hypothetical (5% return before expenses)    $1,000.00       $1,021.08        $3.76           0.75%
CLASS B
  Actual                                      $1,000.00       $1,034.90        $7.57           1.50%
  Hypothetical (5% return before expenses)    $1,000.00       $1,017.36        $7.50           1.50%
CLASS C
  Actual                                      $1,000.00       $1,034.80        $7.57           1.50%
  Hypothetical (5% return before expenses)    $1,000.00       $1,017.36        $7.50           1.50%
ADMINISTRATOR CLASS
  Actual                                      $1,000.00       $1,038.40        $3.03           0.60%
  Hypothetical (5% return before expenses)    $1,000.00       $1,021.82        $3.01           0.60%
INSTITUTIONAL CLASS
  Actual                                      $1,000.00       $1,041.10        $2.48           0.49%
  Hypothetical (5% return before expenses)    $1,000.00       $1,022.36        $2.46           0.49%
INVESTOR CLASS
  Actual                                      $1,000.00       $1,038.40        $4.04           0.80%
  Hypothetical (5% return before expenses)    $1,000.00       $1,020.83        $4.01           0.80%
Short-Term Municipal Bond Fund
CLASS A
  Actual                                      $1,000.00       $1,014.30        $3.00           0.60%
  Hypothetical (5% return before expenses)    $1,000.00       $1,021.82        $3.01           0.60%
CLASS B
  Actual                                      $1,000.00       $1,011.50        $6.73           1.35%
  Hypothetical (5% return before expenses)    $1,000.00       $1,018.10        $6.76           1.35%
INSTITUTIONAL CLASS
  Actual                                      $1,000.00       $1,015.30        $1.95           0.39%
  Hypothetical (5% return before expenses)    $1,000.00       $1,022.86        $1.96           0.39%
INVESTOR CLASS
  Actual                                      $1,000.00       $1,015.00        $3.30           0.66%
  Hypothetical (5% return before expenses)    $1,000.00       $1,021.52        $3.31           0.66%
Ultra Short-Term Municipal Income Fund
 CLASS A
  Actual                                      $1,000.00       $1,005.80        $3.33           0.67%
  Hypothetical (5% return before expenses)    $1,000.00       $1,021.47        $3.36           0.67%
CLASS B
  Actual                                      $1,000.00       $1,002.00        $7.05           1.42%
  Hypothetical (5% return before expenses)    $1,000.00       $1,017.75        $7.10           1.42%
INSTITUTIONAL CLASS
  Actual                                      $1,000.00       $1,007.30        $1.84           0.37%
  Hypothetical (5% return before expenses)    $1,000.00       $1,022.96        $1.86           0.37%
INVESTOR CLASS
  Actual                                      $1,000.00       $1,005.50        $3.58           0.72%
  Hypothetical (5% return before expenses)    $1,000.00       $1,021.22        $3.61           0.72%

                36 Wells Fargo Advantage Municipal Income Funds


                                                       Fund Expenses (Unaudited)

                                               Beginning       Ending        Expenses
                                             Account Value  Account Value   Paid During      Net Annual
Wisconsin Tax-Free Fund                       01-01-2010     06-30-2010    the Period(1)   Expense Ratio
-----------------------                      -------------  -------------  -------------   -------------
CLASS A
  Actual                                      $1,000.00       $1,025.90        $3.47           0.69%
  Hypothetical (5% return before expenses)    $1,000.00       $1,021.37        $3.46           0.69%
CLASS C
  Actual                                      $1,000.00       $1,021.80        $7.47           1.49%
  Hypothetical (5% return before expenses)    $1,000.00       $1,017.41        $7.45           1.49%
INSTITUTIONAL CLASS
  Actual                                      $1,000.00       $1,025.60        $3.77           0.75%
  Hypothetical (5% return before expenses)    $1,000.00       $1,021.08        $3.76           0.75%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365 (to reflect the one-half year period).

                Wells Fargo Advantage Municipal Income Funds 37


Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
MUNICIPAL BONDS & NOTES: 97.28%
ALABAMA: 1.70%
$    2,640,000   ALABAMA PUBLIC SCHOOL & COLLEGE AUTHORITY CAPITAL
                 IMPROVEMENT (SALES TAX REVENUE)                               5.00%      12/01/2017   $    3,023,196
     2,650,000   ALABAMA PUBLIC SCHOOL & COLLEGE AUTHORITY SERIES A
                 (SALES TAX REVENUE)                                           5.00       05/01/2017        3,021,663
     1,000,000   JEFFERSON COUNTY AL SCHOOL WARRANTS (LEASE
                 REVENUE, AGM INSURED)                                         5.20       02/15/2012          991,990
     3,480,000   JEFFERSON COUNTY AL SERIES B 8 (SEWER REVENUE, AGM
                 INSURED)                                                      5.25       02/01/2016        3,333,770
       500,000   JEFFERSON COUNTY AL SERIES C 10 (SEWER REVENUE,
                 AGM INSURED)+/-(a)ss(m)(n)                                    0.52       02/01/2042          200,000
       275,000   JEFFERSON COUNTY AL SERIES C 2 (SEWER REVENUE,
                 FGIC INSURED)+/-(a)ss(m)(n)                                   0.95       02/01/2042          110,000
     1,525,000   JEFFERSON COUNTY AL SERIES C 5 (SEWER REVENUE,
                 XLCA INSURED)+/-(a)ss(m)(n)                                   1.05       02/01/2040          610,000
       750,000   JEFFERSON COUNTY AL SERIES C 9 (SEWER REVENUE, AGM
                 INSURED)+/-(a)ss(m)(n)                                        0.52       02/01/2042          300,000
     1,025,000   JEFFERSON COUNTY AL SUBSERIES B 1 A (SEWER REVENUE, FGIC
                 INSURED)+/-(a)ss(m)(n)                                        1.05       02/01/2042          410,000
     2,450,000   JEFFERSON COUNTY AL SUBSERIES B 1 C (SEWER REVENUE, FGIC
                 INSURED)+/-(a)ss(m)(n)                                        1.04       02/01/2042          980,000
       250,000   JEFFERSON COUNTY AL SUBSERIES B 1 E (SEWER REVENUE, FGIC
                 INSURED)+/-(a)ss(m)(n)                                        1.05       02/01/2042          100,000
     3,000,000   MOBILE AL INDUSTRIAL DEVELOPMENT BOARD ALABAMA POWER
                 COMPANY BARRY SERIES C (IDR)+/-ss                             5.00       06/01/2034        3,279,480

                                                                                                           16,360,099
                                                                                                       --------------
ALASKA: 0.05%
       350,000   ALASKA ENERGY AUTHORITY BRADLEY LAKE FOURTH SERIES
                 (ELECTRIC REVENUE, AGM INSURED)                               6.00       07/01/2015          403,641
        55,000   NORTHERN TOBACCO SECURITIZATION CORPORATION AK
                 TOBACCO SETTLEMENT
                 REVENUE ASSET-BACKED (TOBACCO SETTLEMENT FUNDED)              4.80       06/01/2011           57,265

                                                                                                              460,906
                                                                                                       --------------
ARIZONA: 2.59%
     2,750,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX
                 CHILDREN'S HOSPITAL SERIES A (HCFR)+/-ss                      1.31       02/01/2042        2,420,000
     4,875,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX
                 CHILDREN'S HOSPITAL SERIES B (HCFR)+/-ss                      1.16       02/01/2042        4,320,469
     2,800,000   ARIZONA SCHOOL FACILITIES BOARD REVENUE REFUNDING
                 STATE SCHOOL TRUST
                 (OTHER REVENUE, AMBAC INSURED)                                5.00       07/01/2018        2,919,980
     1,665,000   CASA GRANDE AZ EXCISE TAX (SALES TAX REVENUE,
                 AMBAC INSURED)                                                5.00       04/01/2019        1,743,971
       950,000   GILBERT AZ WATER RESERVE MUNICIPAL PROPERTY
                 CORPORATION SUB LIEN (WATER REVENUE)                          4.75       10/01/2032          950,057
     2,950,000   GOODYEAR AZ MCDOWELL ROAD COMMERCIAL CORRIDOR
                 IMPROVEMENT DISTRICT
                 (SPECIAL ASSESSMENT REVENUE, AMBAC INSURED)                   5.25       01/01/2020        3,143,668
     2,875,000   MARANA AZ MUNICIPAL PROPERTY CORPORATION SERIES B
                 (LEASE REVENUE)                                               5.13       07/01/2028        2,887,794
     1,000,000   MARICOPA COUNTY AZ INDUSTRIAL DEVELOPMENT
                 AUTHORITY HEALTH FACILITIES
                 CATHOLIC HEALTHCARE WEST SERIES A (HEALTH HOSPITAL
                 NURSING HOME REVENUE)                                         4.13       07/01/2015        1,047,160
       915,000   PINAL COUNTY AZ ELECTRICAL DISTRICT # 4 (ELECTRIC
                 REVENUE)                                                      4.75       12/01/2015          951,280
     2,160,000   TEMPE AZ SERIES A (PROPERTY TAX REVENUE)                      4.00       07/01/2019        2,357,813
     1,450,000   UNIVERSITY AZ COP PROJECTS SERIES B (COLLEGE &
                 UNIVERSITY REVENUE, AMBAC INSURED)                            5.00       06/01/2021        1,513,220
       430,000   VERRADO AZ COMMUNITY FACILITIES DISTRICT # 1
                 (PROPERTY TAX REVENUE)                                        4.85       07/15/2014          425,739
       205,000   VERRADO AZ COMMUNITY FACILITIES DISTRICT # 1
                 (PROPERTY TAX REVENUE)                                        6.00       07/15/2013          211,179

                                                                                                           24,892,330
                                                                                                       --------------
ARKANSAS: 0.15%
     1,330,000   ROGERS AR CAPITAL IMPROVEMENT (PROPERTY TAX
                 REVENUE, XLCA INSURED)                                        4.25       03/01/2031        1,412,606
                                                                                                       --------------
CALIFORNIA: 16.62%
     5,590,000   ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY CA CAPITAL
                 APPRECIATION SUB LIEN SERIES A (TRANSPORTATION
                 REVENUE, AMBAC INSURED)##                                     5.54       10/01/2018        3,557,979
     4,615,000   ALHAMBRA CA COP POLICE FACILITIES (LEASE REVENUE,
                 AMBAC INSURED)                                                6.75       09/01/2023        5,285,652
     3,000,000   BALDWIN PARK CA USD BOND ANTICIPATION NOTES
                 (PROPERTY TAX REVENUE)##                                      3.12       08/01/2014        2,641,500
     3,500,000   CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
                 STANFORD HOSPITAL SERIES B
                 (HEALTH HOSPITAL NURSING HOME REVENUE)                        5.00       11/15/2025        3,589,005
     1,800,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
                 CALIFORNIA INDEPENDENT SYSTEM OPERATOR SERIES A
                 (ELECTRIC POWER REVENUE)                                      5.25       02/01/2024        1,858,320
     1,000,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
                 CALIFORNIA
                 INDEPENDENT SYSTEM OPERATOR SERIES A (ELECTRIC,
                 POWER & LIGHT REVENUE)                                        5.75       02/01/2039        1,029,520
     1,865,000   CALIFORNIA STATE DWR CENTRAL VALLEY PROJECT SERIES
                 AF (WATER REVENUE)                                            5.00       12/01/2021        2,121,624
     1,500,000   CALIFORNIA STATE DWR POWER SUPPLY (WATER REVENUE)             5.00       05/01/2021        1,649,730
     7,035,000   CALIFORNIA STATE DWR POWER SUPPLY SUBSERIES F-5
                 (WATER REVENUE)                                               5.00       05/01/2022        7,663,366
     1,440,000   CALIFORNIA STATE GO (PROPERTY TAX REVENUE)                    5.25       03/01/2030        1,452,931

                38 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
CALIFORNIA (continued)
$    1,890,000   CALIFORNIA STATE PUBLIC WORKS BOARD UNIVERSITY
                 OF CALIFORNIA RESEARCH PROJECT SERIES L (COLLEGE &
                 UNIVERSITY REVENUE, NATL-RE INSURED)                          5.25%      11/01/2028   $    1,961,915
    10,935,000   CALIFORNIA STATEWIDE CDA CULINARY INSTITUTE OF
                 AMERICA (OTHER REVENUE, ALLIED IRISH BANK PLC LOC)+/-         2.50       10/01/2038       10,935,000
     8,810,000   CENTRAL BASIN CA MUNICIPAL WATER DISTRIBUTION
                 SERIES B (WATER REVENUE, ALLIED IRISH BANK PLC LOC)+/-        2.00       08/01/2037        8,810,000
     1,800,000   DINUBA CA REDEVELOPMENT AGENCY MERGED
                 CITY REDEVELOPMENT PROJECT # 2 (TAX ALLOCATION
                 REVENUE)                                                      4.45       10/01/2011        1,803,870
     2,000,000   GILROY CA UNIVERSITY SCHOOL DISTRICT CAP
                 APPRECIATION BOARD (GOVERNMENT FUNDING GRANT REVENUE)##       2.95       04/01/2013        1,844,100
     2,565,000   LAKESIDE CA USD ELECTION 2008 SERIES A (PROPERTY
                 TAX REVENUE)##                                                3.60       06/01/2014        2,228,369
     2,000,000   LONG BEACH CA COMMUNITY COLLEGE DISTRICT BOND
                 ANTICIPATION NOTES SERIES A (UNIVERSITY & COLLEGE REVENUE)    9.85       01/15/2013        2,399,680
     3,500,000   LONG BEACH CA HABOUR SERIES B (AIRPORT & MARINA REVENUE)      4.00       05/15/2027        3,419,990
     2,000,000   LOS ANGELES CA DEPARTMENT AIRPORTS SERIES A
                 (AIRPORT & MARINA REVENUE)                                    4.00       05/15/2019        2,130,360
     3,000,000   LOS ANGELES CA HARBOR DEPARTMENT SERIES C
                 (AIRPORT & MARINA REVENUE)                                    5.00       08/01/2021        3,426,180
     7,725,000   LOS ANGELES CA HARBOR DEPARTMENT SERIES C
                 (AIRPORT & MARINA REVENUE)                                    5.25       08/01/2023        8,637,168
     3,000,000   LOS ANGELES CA METROPOLITAN TRANSPORTATION
                 AUTHORITY SERIES B (SALES TAX REVENUE)                        4.00       07/01/2020        3,228,000
     1,925,000   LOS ANGELES CA MUNICIPAL IMPROVEMENT CORPORATION
                 SERIES C (LEASE REVENUE)                                      4.50       09/01/2019        2,038,055
     2,380,000   LOS ANGELES CA MUNICIPAL IMPROVEMENT CORPORATION
                 SERIES C (LEASE REVENUE)                                      5.00       09/01/2018        2,620,975
     1,790,000   LOS ANGELES CA USD ELECTION 2005 SERIES E
                 (PROPERTY TAX REVENUE, AGM INSURED)                           5.00       07/01/2022        1,902,877
     5,000,000   LOS ANGELES CA WASTEWATER SYSTEM REFUNDING
                 (SEWER REVENUE, AGM INSURED)                                  5.00       06/01/2022        5,271,050
     1,750,000   LOS ANGELES COUNTY CA METROPOLITAN
                 TRANSPORTATION AUTHORITY SERIES A (SALES TAX REVENUE,
                 AMBAC INSURED)                                                5.00       07/01/2035        1,799,070
     3,500,000   MOUNT SAN ANTONIO CA COMMUNITY COLLEGE
                 (UNIVERSITY & COLLEGE REVENUE)##                              3.30       05/01/2015        2,984,345
     1,215,000   NEVADA COUNTY CA COP (LEASE REVENUE, NATL-RE
                 INSURED)                                                      5.25       10/01/2019        1,227,296
     2,000,000   NORTHERN CA GAS AUTHORITY # 1 LIBOR (UTILITIES
                 REVENUE)+/-                                                   0.80       07/01/2017        1,627,500
    14,500,000   NORTHERN CA GAS AUTHORITY # 1 LIBOR (UTILITIES
                 REVENUE)+/-                                                   0.83       07/01/2019       10,675,625
     5,150,000   NORTHERN CA POWER AGENCY SERIES A (ELECTRIC REVENUE)          5.25       08/01/2023        5,488,355
     2,000,000   RICHMOND CA JOINT POWERS FINANCING AUTHORITY POINT
                 POTRERO SERIES A (LEASE REVENUE)                              6.25       07/01/2024        2,173,120
     1,000,000   ROSEVILLE CA NATURAL GAS FINANCING AUTHORITY
                 (NATURAL GAS REVENUE)                                         5.00       02/15/2015        1,050,930
     5,000,000   SAN DIEGO CA USD ELECTION 1998 SERIES E-2
                 (PROPERTY TAX REVENUE, FSA INSURED)                           5.50       07/01/2027        5,698,900
     2,750,000   SAN JOAQUIN CA DELTA COMMUNITY COLLEGE DISTRICT
                 ELECTION 2004
                 CAPITAL APPRECIATION SERIES B (PROPERTY TAX REVENUE,
                 AGM INSURED)##                                                4.07       08/01/2018        1,982,228
     6,110,000   SAN JOSE CA LIBRARIES & PARKS PROJECT (PROPERTY
                 TAX REVENUE)                                                  5.13       09/01/2031        6,208,615
     1,200,000   SAN JOSE CA REDEVELOPMENT AGENCY
                 SERIES A (TAX ALLOCATION REVENUE, NATL-RE INSURED)            5.00       08/01/2020        1,220,688
     1,355,000   SAN JOSE CA REDEVELOPMENT AGENCY TAX ALLOCATION
                 MERGED AREA PROJECT SERIES A-1 (TAX ALLOCATION REVENUE)       5.50       08/01/2030        1,362,222
       795,000   SAN JOSE CA REDEVELOPMENT AGENCY TAX ALLOCATION
                 MERGED AREA REDEVELOPMENT PROJECT SERIES A (TAX
                 ALLOCATION REVENUE)                                           5.25       08/01/2026          798,053
       700,000   SANTA MONICA CA COMMUNITY COLLEGE DISTRICT 2002
                 ELECTION SERIES E (PROPERTY TAX REVENUE)##                    4.71       08/01/2020          436,884
     2,060,000   SANTA MONICA CA COMMUNITY COLLEGE DISTRICT 2002
                 ELECTION SERIES E (PROPERTY TAX REVENUE)##                    5.03       08/01/2022        1,128,489
       115,000   SANTA ROSA CA RANCHERIA TACHI YOKUT TRIBE
                 ENTERPRISE (OTHER REVENUE)++                                  4.50       03/01/2011          114,963
     5,000,000   SOUTHERN CA PUBLIC POWER AUTHORITY MILFORD WIND
                 CORRIDOR PROJECT 1 (ELECTRIC REVENUE)                         5.00       07/01/2024        5,351,200
       100,000   SOUTHERN CA PUBLIC POWER AUTHORITY PROJECTS (ELECTRIC
                 REVENUE)                                                      6.75       07/01/2013          115,167
     2,000,000   SOUTHERN CA PUBLIC POWER AUTHORITY SOUTHERN TRANSMISSION
                 PROJECT SERIES S (ELECTRIC REVENUE)                           5.75       07/01/2024        2,242,040
     5,000,000   STATE OF CA GO (PROPERTY TAX REVENUE)                         5.25       03/01/2024        5,267,800
     2,155,000   UNIVERSITY OF CALIFORNIA REVENUES GENERAL SERIES Q
                 (COLLEGE & UNIVERSITY REVENUE)                                5.25       05/15/2024        2,381,491
       300,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT SERIES A
                 (HCFR)                                                        5.00       07/01/2016          322,827
       260,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT SERIES A
                 (HCFR)                                                        5.13       07/01/2017          280,675
     1,540,000   WEST BASIN CA MUNICIPAL WATER DISTRICT COP REFUNDING
                 SERIES A (WATER REVENUE, NATL-RE INSURED)                     5.00       08/01/2025        1,572,725
     2,560,000   WEST BASIN CA MUNICIPAL WATER DISTRICT COP REFUNDING
                 SERIES B (WATER REVENUE, ASSURED GUARANTY)                    5.00       08/01/2022        2,768,922

                                                                                                          159,787,346
                                                                                                       --------------

                Wells Fargo Advantage Municipal Income Funds 39


Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
COLORADO: 0.67%
$    1,310,000   COLORADO ECFA CHARTER SCHOOL MONUMENT ACADEMY
                 PROJECT (OTHER REVENUE)                                       5.50%      10/01/2017   $    1,318,436
     1,000,000   COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC
                 HEALTH INITIATIVES SERIES D2 (HCFR)ss++                       5.25       10/01/2038        1,097,980
     1,500,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES B2
                 (TOLL ROAD REVENUE, NATL-RE INSURED)ss                        5.00       09/01/2039        1,545,600
       250,000   NORTH RANGE METROPOLITAN DISTRICT # 1 CO
                 (PROPERTY TAX REVENUE, ACA INSURED)                           5.00       12/15/2015          220,468
     2,150,000   PUBLIC AUTHORITY FOR CO ENERGY NATURAL GAS
                 (UTILITIES REVENUE)                                           5.75       11/15/2018        2,273,862

                                                                                                            6,456,346
                                                                                                       --------------
FLORIDA: 6.90%
     1,500,000   BROWARD COUNTY FL HEALTH FACILITIES AUTHORITY
                 CATHOLIC HEALTH SERVICES (HCFR, SUNTRUST BANK LOC)            5.50       08/15/2014        1,519,920
     2,200,000   BROWARD COUNTY FL PROFESSIONAL SPORTS
                 FACILITIES PROJECT SERIES A (OTHER REVENUE, AMBAC INSURED)    5.00       09/01/2021        2,260,588
     1,000,000   CAPE CORAL FL BOND ANTICIPATION NOTES (WATER REVENUE)         6.00       10/01/2011        1,016,770
     1,325,000   CONNERTON WEST COMMUNITY DEVELOPMENT DISTRICT FL
                 SERIES B (SPECIAL ASSESSMENT REVENUE)####                     5.13       05/01/2016          509,595
     1,000,000   FLORIDA STATE BOARD OF EDUCATION SERIES B
                 (OTHER REVENUE, NATL-RE INSURED)                              5.00       07/01/2017        1,133,920
     4,000,000   FLORIDA STATE BOARD OF EDUCATION SERIES C
                 (OTHER REVENUE)                                               5.00       07/01/2017        4,535,680
     2,000,000   FLORIDA STATE BOARD OF EDUCATION SERIES D
                 (PROPERTY TAX REVENUE)                                        5.00       06/01/2021        2,186,600
       850,000   GULF BREEZE FL REVENUE LOCAL GOVERNMENT
                 PUTABLE (OTHER REVENUE, FGIC INSURED)+/-ss                    5.50       12/01/2015          857,574
       655,000   GULF BREEZE FL REVENUE MIAMI BEACH LOCAL GOVERNMENT
                 SERIES B (OTHER REVENUE, FGIC INSURED)+/-ss                   4.75       12/01/2015          671,493
     1,650,000   GULF BREEZE FL REVENUE VARIOUS LOCAL GOVERNMENT LOAN
                 SERIES E (OTHER REVENUE, FGIC INSURED)                        5.00       12/01/2020        1,674,816
     3,000,000   GULF BREEZE FL REVENUE VARIOUS LOCAL
                 GOVERNMENT LOAN SERIES J (WATER REVENUE)+/-ss                 4.10       12/01/2020        3,011,340
     2,290,000   GULF BREEZE FL REVENUE VARIOUS LOCAL
                 GOVERNMENT LOAN SERIES J (WATER REVENUE)+/-ss                 4.20       12/01/2020        2,305,916
     5,005,000   HILLSBOROUGH COUNTY FL IDA (RESOURCE RECOVERY
                 REVENUE, AMBAC INSURED)+/-ss                                  5.00       12/01/2034        5,251,797
     2,755,000   HILLSBOROUGH COUNTY FL SCHOOL BOARD COP (LEASE REVENUE,
                 NATL-RE INSURED)                                              5.25       07/01/2017        3,126,209
     2,950,000   JEA FL SUBSERIES B (ELECTRIC REVENUE)                         5.00       10/01/2019        3,157,238
     3,000,000   LAKELAND FL ENERGY SYSTEM REVENUE (ELECTRIC
                 REVENUE)+/-ss                                                 1.41       10/01/2014        3,007,500
     3,000,000   MIAMI DADE COUNTY FL AVIATION SERIES A
                 (AIRPORT & MARINA REVENUE)                                    5.50       10/01/2019        3,353,580
     1,000,000   MIAMI DADE COUNTY FL EDUCATIONAL FACILITIES
                 AUTHORITY UNIVERSITY OF MIAMI
                 SERIES A (COLLEGE & UNIVERSITY REVENUE)                       5.25       04/01/2016        1,114,560
     4,500,000   MIAMI DADE COUNTY FL IDR SERIES C (OTHER
                 REVENUE)+/-ss                                                 3.21       07/01/2032        4,500,000
     2,950,000   MIAMI DADE COUNTY FL WATER AND SEWER REFUNDING
                 SERIES C (WATER REVENUE, BHAC INSURED)                        5.00       10/01/2024        3,178,006
       865,000   NORTH BREVARD COUNTY FL HOSPITAL DISTRICT
                 PARRISH MEDICAL CENTER PROJECT (HCFR)                         4.75       10/01/2013          930,602
     1,030,000   NORTH BREVARD COUNTY FL HOSPITAL DISTRICT
                 PARRISH MEDICAL CENTER PROJECT (HCFR)                         5.00       10/01/2015        1,127,016
     3,605,000   ORLANDO FL HOUSING AUTHORITY WEST OAKS
                 APARTMENTS PROJECTS PUTABLE
                 (HOUSING REVENUE, FNMA INSURED)                               5.05       08/01/2033        3,831,034
     1,250,000   PALM BEACH COUNTY FL BIOMEDICAL RESEARCH PARK PROJECT
                 SERIES C (OTHER REVENUE, XLCA INSURED)                        5.00       11/01/2017        1,413,738
     3,200,000   PUTNAM COUNTY FL DEVELOPMENT AUTHORITY PCR
                 SEMINOLE PROJECT
                 SERIES A (ELECTRIC, POWER & LIGHT REVENUE,
                 AMBAC INSURED)+/-ss                                           5.35       03/15/2042        3,471,616
     1,180,000   SEMINOLE COUNTY FL SCHOOL BOARD CTFS SERIES A
                 (OTHER REVENUE, AMBAC INSURED)                                5.50       07/01/2014        1,326,013
     1,015,000   SOUTH LAKE COUNTY FL SOUTH LAKE HOSPITAL INCORPORATED
                 (HEALTH HOSPITAL NURSING HOME REVENUE, AGM INSURED)           5.00       10/01/2016        1,084,497
       900,000   SOUTH LAKE COUNTY FL SOUTH LAKE HOSPITAL INCORPORATED
                 (HEALTH HOSPITAL NURSING HOME REVENUE, AGM INSURED)           5.00       10/01/2017          954,954
     2,500,000   UNIVERSITY NORTH FL FINANCING CORPORATION HOUSING
                 PROJECT (LEASE REVENUE, NATL-RE INSURED)                      5.00       11/01/2016        2,793,350
     1,000,000   USF FINANCING CORPORATION FL COP MASTER LEASE
                 SERIES A (LEASE REVENUE, AMBAC INSURED)                       5.00       07/01/2018        1,069,240

                                                                                                           66,375,162
                                                                                                       --------------

                40 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
GEORGIA: 2.65%
$    1,700,000   ATLANTA GA (PROPERTY TAX REVENUE, ASSURED GUARANTY)           5.25%      12/01/2015   $    1,971,320
       925,000   FORSYTH COUNTY GA HOSPITAL AUTHORITY
                 GEORGIA BAPTIST HEALTHCARE
                 SYSTEMS PROJECT (HCFA REVENUE)                                6.25       10/01/2018        1,077,671
     2,765,000   FULTON COUNTY GA TUFF ATLANTA HOUSING PROJECT
                 SERIES A (COLLEGE & UNIVERSITY REVENUE,
                 AMBAC INSURED)                                                5.50       09/01/2018        2,890,918
        10,000   GEORGIA MUNICIPAL ELECTRIC AUTHORITY POWER
                 REVENUE PREREFUNDED
                 (ELECTRIC REVENUE, NATL-RE INSURED)                           6.50       01/01/2017           11,858
       735,000   GEORGIA MUNICIPAL ELECTRIC AUTHORITY POWER REVENUE
                 UNREFUNDED
                 (ELECTRIC REVENUE, NATL-RE INSURED)                           6.50       01/01/2017          858,157
     1,450,000   GEORGIA STATE SERIES E (PROPERTY TAX REVENUE)                 5.00       07/01/2017        1,712,682
     3,500,000   GEORGIA STATE SERIES G (PROPERTY TAX REVENUE)                 5.00       11/01/2016        4,124,820
     1,000,000   MAIN STREET NATURAL GAS INCORPORATED GA
                 GAS PROJECT SERIES A (NATURAL GAS REVENUE)                    5.00       09/15/2010        1,006,770
     1,000,000   MAIN STREET NATURAL GAS INCORPORATED GA
                 GAS PROJECT SERIES A (NATURAL GAS REVENUE)                    5.50       09/15/2022        1,001,500
     2,450,000   MUNICIPAL ELECTRIC AUTHORITY GA SERIES B
                 (ELECTRIC REVENUE)                                            5.00       01/01/2020        2,728,149
     2,500,000   PUBLIC GAS PARTNERS INCORPORATED GA SERIES
                 A (NATURAL GAS REVENUE)                                       5.00       10/01/2017        2,702,875
     5,000,000   PUBLIC GAS PARTNERS INCORPORATED GA SERIES
                 A (UTILITIES REVENUE)                                         5.00       10/01/2019        5,365,200

                                                                                                           25,451,920
                                                                                                       --------------
GUAM: 0.51%
     1,000,000   GUAM EDUCATION FINANCING FOUNDATION COP
                 GUAM PUBLIC SCHOOL FACILITIES PROJECT
                 SERIES A (LEASE REVENUE)                                      5.00       10/01/2015        1,017,010
     2,195,000   GUAM EDUCATION FINANCING FOUNDATION COP
                 GUAM PUBLIC SCHOOL FACILITIES PROJECT
                 SERIES A (LEASE REVENUE)                                      5.00       10/01/2017        2,203,012
     1,635,000   GUAM GOVERNMENT LIMITED OBLIGATION REVENUE
                 SECTION 30 SERIES A (OTHER REVENUE)                           5.00       12/01/2014        1,732,299

                                                                                                            4,952,321
                                                                                                       --------------
IDAHO: 0.32%
     3,000,000   UNIVERSITY OF IDAHO GENERAL SERIES 2011
                 (COLLEGE & UNIVERSITY REVENUE)+/-ss                           5.25       04/01/2041        3,100,470
                                                                                                       --------------
ILLINOIS: 7.57%
       135,000   AURORA IL SERIES B (TAX REVENUE)                              4.90       12/30/2011          134,834
     1,015,000   CHAMPAIGN COLES ET AL COUNTIES IL
                 COMMUNITY COLLEGE DISTRICT # 505
                 SERIES A (PROPERTY TAX REVENUE)                               4.00       12/01/2018        1,093,297
     1,630,000   CHICAGO IL BOARD OF EDUCATION BENITO
                 JUAREZ COMMUNITY ACADEMY
                 SERIES G (PROPERTY TAX REVENUE, NATL-RE INSURED)              6.00       12/01/2022        1,800,058
     4,075,000   CHICAGO IL O'HARE INTERNATIONAL AIRPORT
                 GENERAL-THIRD LIEN SERIES C (AIRPORT REVENUE)                 5.25       01/01/2025        4,341,627
       555,000   CHICAGO IL SERIES A PREREFUNDED (PROPERTY
                 TAX REVENUE, NATL-RE INSURED)+/-ss                            5.65       01/01/2028          635,952
     3,180,000   CHICAGO IL SERIES C (PROPERTY TAX REVENUE)                    5.00       01/01/2024        3,397,830
     1,135,000   CHICAGO IL TRANSIT AUTHORITY SALES TAX
                 RECEIPTS SERIES A (OTHER REVENUE)                             5.00       12/01/2018        1,269,781
       560,000   EUREKA IL EUREKA COLLEGE PROJECT 1998
                 SERIES B (OTHER REVENUE)+/-ss                                 7.00       01/01/2019          565,454
     2,680,000   HAWTHORN WOODS IL AQUATIC CENTER PROJECT
                 (OTHER REVENUE)                                               4.75       12/30/2017        2,400,637
     1,745,000   HUNTLEY IL SPECIAL SERVICE AREA # 9
                 (SPECIAL TAX REVENUE, ASSURED GUARANTY)                       4.60       03/01/2017        1,869,488
     4,560,000   ILLINOIS EDUCATION FACILITIES AUTHORITY
                 FIELD MUSEUM (RECREATIONAL REVENUE)+/-ss                      4.13       11/01/2036        4,645,135
     9,050,000   ILLINOIS FINANCE AUTHORITY ART INSTITUTE
                 SERIES A (MISCELLANEOUS REVENUE)                              5.00       03/01/2015       10,071,836
     1,550,000   ILLINOIS FINANCE AUTHORITY DEPAUL UNIVERSITY
                 SERIES A (COLLEGE & UNIVERSITY REVENUE,
                 XLCA INSURED)                                                 5.00       10/01/2019        1,618,200
     1,840,000   ILLINOIS FINANCE AUTHORITY EAST ST. LOUIS
                 PROJECT (OTHER REVENUE, XLCA INSURED)                         5.00       11/15/2013        1,852,733
     1,560,000   ILLINOIS FINANCE AUTHORITY NEW MONEY
                 COMMUNITY REHABILITATION A (HCFR)                             4.90       07/01/2013        1,563,448
     2,010,000   ILLINOIS FINANCE AUTHORITY NEW MONEY
                 COMMUNITY REHABILITATION A (HCFR)                             4.95       07/01/2014        2,004,955
       540,000   ILLINOIS HEALTH FACILITIES AUTHORITY MERCY
                 HOSPITAL & MEDICAL CENTER (HCFR)                             10.00       01/01/2015          657,504
       540,000   ILLINOIS HEALTH FACILITIES AUTHORITY
                 MICHAEL REESE HOSPITAL SERIES A (HCFR, FSA INSURED)           7.60       02/15/2019          671,695
    1,000,000    ILLINOIS MUNICIPAL ELECTRIC AGENCY POWER (ELECTRIC
                 REVENUE, NATL-RE & FGIC INSURED)                              5.00       02/01/2023        1,046,930
    7,500,000    ILLINOIS STATE SALES TAX SERIES 1 (TAX REVENUE, NATL-RE
                 & FGIC INSURED)                                               6.00       06/15/2026        8,817,975
    1,000,000    LAKE COUNTY IL COMMUNITY HIGH SCHOOL DISTRICT # 117
                 ANTIOCH CAPITAL APPRECIATION SERIES B (PROPERTY
                 TAX REVENUE, NATL-RE INSURED)##                               4.00       12/01/2016          774,280

                Wells Fargo Advantage Municipal Income Funds 41


Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
ILLINOIS (continued)
$    1,200,000   NORTHERN COOK COUNTY IL SOLID WASTE AGENCY
                 SERIES A (RESOURCE RECOVERY REVENUE, NATL-RE INSURED)         5.00%      05/01/2013   $    1,317,720
     7,650,000   REGIONAL TRANSPORTATION AUTHORITY GO OF ILLINOIS
                 (SALES TAX REVENUE, NATL-RE INSURED)                          6.50       07/01/2026        9,403,916
     1,975,000   SOUTHWESTERN IL DEVELOPMENT AUTHORITY LOCAL
                 GOVERNMENT PROGRAM COLLINSVILLE LIMITED
                 (SALES TAX REVENUE)                                           5.00       03/01/2025        1,562,363
       455,000   TAZEWELL COUNTY IL SCHOOL DISTRICT # 51 (PROPERTY
                 TAX REVENUE, NATL-RE & FGIC INSURED)                          9.00       12/01/2017          628,846
       535,000   TAZEWELL COUNTY IL SCHOOL DISTRICT # 51 (PROPERTY
                 TAX REVENUE, NATL-RE & FGIC INSURED)                          9.00       12/01/2018          754,751
     1,000,000   UNIVERSITY OF IL AUXILIARY SYSTEM FACILITIES
                 SERIES A (COLLEGE & UNIVERSITY, AMBAC INSURED)                5.50       04/01/2024        1,159,730
     9,730,000   WILL COUNTY IL COMMUNITY UNIT SCHOOL DISTRICT
                 CAPITAL APPRECIATION (PROPERTY TAX REVENUE,
                 NATL-RE & FGIC INSURED)##                                     4.48       11/01/2018        6,714,381

                                                                                                           72,775,356
                                                                                                       --------------
INDIANA: 3.08%
     1,000,000   FORT WAYNE IN REDEVELOPMENT AUTHORITY GRAND WAYNE
                 CENTER PROJECT (LEASE REVENUE)                                5.00       02/01/2020        1,045,680
       100,000   HAMMOND IN MULTI-SCHOOL BUILDING CORPORATION FIRST
                 MORTGAGE (LEASE REVENUE, NATL-RE FGIC INSURED, STATE AID
                 WITHHOLDING)                                                  5.00       07/15/2014          113,246
     1,000,000   INDIANA BOND BANK HENDRICKS REGIONAL HEALTH A
                 (OTHER REVENUE, MORAL OBLIGATION)                             4.00       08/01/2017        1,041,320
     1,050,000   INDIANA BOND BANK HENDRICKS REGIONAL HEALTH A
                 (OTHER REVENUE, MORAL OBLIGATION)                             5.00       02/01/2016        1,143,146
     1,340,000   INDIANA BOND BANK HENDRICKS REGIONAL HEALTH A
                 (OTHER REVENUE, MORAL OBLIGATION)                             5.00       08/01/2016        1,468,506
       900,000   INDIANA BOND BANK SPECIAL PROGRAM BMA INDEX SERIES
                 B2 (NATURAL GAS REVENUE)+/-ss                                 0.97       10/15/2022          743,625
     1,760,000   INDIANA BOND BANK SPECIAL PROGRAM SERIES A (NATURAL
                 GAS REVENUE)                                                  5.00       10/15/2017        1,880,824
       500,000   INDIANA BOND BANK SPECIAL PROGRAM SERIES A (NATURAL
                 GAS REVENUE)                                                  5.25       10/15/2016          542,945
    14,000,000   INDIANA FINANCE AUTHORITY CLARIAN HEALTH SERIES B
                 (HCFR, ALLIED IRISH BANK PLC LOC)+/-ss                        2.50       03/01/2033       14,000,000
     1,150,000   INDIANA MUNICIPAL POWER SUPPLY AGENCY
                 SERIES B (ELECTRIC POWER & LIGHTING REVENUE, BHAC
                 NATL-RE INSURED)                                              5.50       01/01/2016        1,283,711
     1,000,000   INDIANA STATE FINANCE AUTHORITY ROCKVILLE
                 CORRECTIONAL D (LEASE REVENUE)                                5.25       07/01/2019        1,137,450
     1,900,000   JASPER COUNTY IN PCR NORTHERN SERIES A (IDR,
                 NATL-RE INSURED)                                              5.60       11/01/2016        2,073,546
       980,000   JEFFERSONVILLE IN BUILDING CORPORATION FIRST
                 MORTGAGE SERIES C (LEASE REVENUE)                             4.25       08/15/2017        1,014,290
     1,000,000   MT. VERNON IN SCHOOL BUILDING CORPORATION FIRST MORTGAGE
                 SERIES 2007 (LEASE REVENUE, AGM INSURED)                      5.00       07/15/2019        1,117,340
       270,000   PORTAGE REDEVELOPMENT DISTRICT (TAX INCREMENT REVENUE,
                 CIFG INSURED)                                                 4.00       01/15/2015          281,159
       350,000   PORTAGE REDEVELOPMENT DISTRICT (TAX INCREMENT REVENUE,
                 CIFG INSURED)                                                 4.00       01/15/2016          359,489
       360,000   PORTAGE REDEVELOPMENT DISTRICT (TAX INCREMENT
                 REVENUE, CIFG INSURED)                                        4.00       07/15/2016          368,597

                                                                                                           29,614,874
                                                                                                       --------------
IOWA: 0.91%
     2,500,000   IOWA FINANCE AUTHORITY PCFA INTERSTATE POWER (IDR,
                 FGIC INSURED)                                                 5.00       07/01/2014        2,675,075
     5,285,000   IOWA STUDENT LOAN LIQUIDITY CORPORATION SERIES 1
                 (STUDENT LOAN REVENUE)                                        5.25       12/01/2018        5,667,951
       385,000   TOBACCO SETTLEMENT AUTHORITY IA ASSET-BACKED
                 SERIES B (TOBACCO SETTLEMENT FUNDED REVENUE)                  5.50       06/01/2012          405,290

                                                                                                            8,748,316
                                                                                                       --------------
KANSAS: 1.57%
     6,200,000   BURLINGTON KS ENVIRONMENTAL IMPACT KANSAS CITY
                 POWER & LIGHT SERIES A (IDR, XLCA INSURED)ss                  5.25       12/01/2023        6,671,200
        55,000   KANSAS DEVELOPMENT FINANCE AUTHORITY HEALTH
                 FACILITIES HARTFORD SERIES B-1 (HCFR, ACA INSURED)            6.13       04/01/2012           55,912
       280,000   OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER
                 PROJECT (TAX INCREMENT REVENUE)                               5.00       09/01/2013          244,364
       305,000   OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER
                 PROJECT (TAX INCREMENT REVENUE)                               5.00       09/01/2014          254,806
       235,000   OVERLAND PARK KS DEVELOPMENT CORPORATION FIRST TIER
                 CONVENTION
                 SERIES A (OTHER REVENUE, AMBAC INSURED)                       4.00       01/01/2011          237,045

                42 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
KANSAS (continued)
$      300,000   OVERLAND PARK KS DEVELOPMENT CORPORATION SECOND TIER
                 CONVENTION
                 SERIES B (OTHER REVENUE, AMBAC INSURED)                       4.00%      01/01/2011   $      302,610
     2,500,000   WYANDOTTE COUNTY KS CITY UNIFIED GOVERNMENT REFERENDUM
                 SALES TAX SECOND LIEN AREA B (SALES TAX REVENUE)              5.00       12/01/2020        2,549,800
     7,000,000   WYANDOTTE COUNTY KS CITY UNIFIED GOVERNMENT SALES TAX
                 SUB LIEN
                 SERIES B (SALES TAX REVENUE)##                                5.86       06/01/2021        3,722,460
     1,445,000   WYANDOTTE COUNTY KS CITY UNITED GOVERNMENT
                 TRANSPORTATION DEVELOPMENT
                 DISTRICT LEGENDS VILLAGE WEST PROJECT (OTHER REVENUE)         4.88       10/01/2028        1,093,908

                                                                                                           15,132,105
                                                                                                       --------------
KENTUCKY: 2.02%
     5,020,000   KENTUCKY ASSET LIABILITY COMMISSION GENERAL FUND REVENUE
                 PROJECT
                 SERIES A (OTHER REVENUE, NATL-RE FGIC INSURED)+/-ss           0.76       11/01/2027        4,254,450
     6,175,000   KENTUCKY ASSET LIABILITY COMMISSION GENERAL FUND REVENUE
                 PROJECT
                 SERIES B (OTHER REVENUE, NATL-RE FGIC INSURED)+/-ss           0.78       11/01/2025        4,932,281
     1,265,000   KENTUCKY STATE PROPERTY & BUILDINGS COMMISSION
                 SERIES A PROJECT # 95 (GENERAL FUND REVENUE)                  5.00       08/01/2019        1,433,447
     8,599,931   UNIVERSITY OF KENTUCKY COP MASTER STREET LEASE # 4-144A
                 (LEASE REVENUE)                                               4.45       06/18/2018        8,822,067

                                                                                                           19,442,245
                                                                                                       --------------
LOUISIANA: 2.85%
       500,000   JEFFERSON PARISH LA HOSPITAL SERVICE DISTRICT # 001 WEST
                 JEFFERSON MEDICAL CENTER
                 SERIES A (HCFR, AGM INSURED)                                  5.25       01/01/2013          503,705
     2,510,000   LAFOURCHE PARISH LA HOUSING AUTHORITY CITY PLACE II
                 PROJECT (LOCAL OR GTD HOUSING REVENUE, GNMA
                 INSURED)+/-ss                                                 6.70       01/20/2040        2,654,275
     1,235,000   LOUISIANA LOCAL GOVERNMENT ENVIRONMENTAL FACILITIES &
                 COMMUNITY DEVELOPMENT AUTHORITY (LOCAL OR GTD
                 HOUSING REVENUE, FNMA INSURED)+/-ss                           4.25       04/15/2039        1,267,789
       200,000   LOUISIANA PUBLIC FACILITIES AUTHORITY ARCHDIOCESE OF NEW
                 ORLEANS PROJECT (OTHER REVENUE, CFIG INSURED)                 5.00       07/01/2014          214,240
       100,000   LOUISIANA PUBLIC FACILITIES AUTHORITY ARCHDIOCESE OF NEW
                 ORLEANS PROJECT (OTHER REVENUE, CFIG INSURED)                 5.00       07/01/2016          106,304
       150,000   LOUISIANA PUBLIC FACILITIES AUTHORITY ARCHDIOCESE OF NEW
                 ORLEANS PROJECT (OTHER REVENUE, CFIG INSURED)                 5.00       07/01/2017          158,379
       505,000   LOUISIANA PUBLIC FACILITIES AUTHORITY BLACK & GOLD
                 FACILITIES PROJECT
                 SERIES A (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)         4.00       07/01/2015          519,064
       170,000   LOUISIANA PUBLIC FACILITIES AUTHORITY BLACK & GOLD
                 FACILITIES PROJECT
                 SERIES A (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)         4.13       07/01/2016          172,803
        55,000   LOUISIANA PUBLIC FACILITIES AUTHORITY BLACK & GOLD
                 FACILITIES PROJECT
                 SERIES A (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)         4.25       07/01/2017           55,581
     1,250,000   LOUISIANA PUBLIC FACILITIES AUTHORITY BLACK & GOLD
                 FACILITIES PROJECT
                 SERIES A (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)         5.00       07/01/2022        1,261,388
       100,000   LOUISIANA PUBLIC FACILITIES AUTHORITY BLACK & GOLD
                 FACILITIES PROJECT
                 SERIES A (LOCAL OR GTD HOUSING REVENUE, CIFG INSURED)         5.00       07/01/2014          103,329
       740,000   LOUISIANA PUBLIC FACILITIES AUTHORITY BLACK & GOLD
                 FACILITIES PROJECT
                 SERIES A (LOCAL OR GTD HOUSING REVENUE, CIFG INSURED)         5.00       07/01/2016          747,637
     1,465,000   LOUISIANA PUBLIC FACILITIES AUTHORITY BLACK & GOLD
                 FACILITIES PROJECT
                 SERIES A (LOCAL OR GTD HOUSING REVENUE, CIFG INSURED)         5.00       07/01/2019        1,415,542
       500,000   LOUISIANA PUBLIC FACILITIES AUTHORITY BLACK & GOLD
                 FACILITIES PROJECT
                 SERIES A (LOCAL OR GTD HOUSING REVENUE, CIFG INSURED)         5.00       07/01/2020          476,890
       100,000   LOUISIANA PUBLIC FACILITIES AUTHORITY BLACK & GOLD
                 FACILITIES PROJECT
                 SERIES A (LOCAL OR GTD HOUSING REVENUE, CIFG INSURED)         5.00       07/01/2022           93,644
     1,945,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE CORPORATION
                 SERIES B (OTHER REVENUE, AMBAC INSURED)                       5.25       06/01/2013        2,079,341
     1,000,000   LOUISIANA STATE CORRECTIONAL FACILITIES CORPORATION
                 (LEASE REVENUE, AMBAC INSURED)                                5.00       09/01/2019        1,111,520
       800,000   LOUISIANA STATE SERIES A (FUEL SALES TAX REVENUE, AMBAC
                 INSURED)                                                      5.38       06/01/2016          857,528

                 Wells Fargo Advantage Municipal Income Funds 43


Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
LOUISIANA (continued)
$    1,350,000   NEW ORLEANS LA (PROPERTY TAX REVENUE, FGIC
                 INSURED)                                                     5.50%       12/01/2016   $    1,471,338
       690,000   NEW ORLEANS LA (SEWER REVENUE, ASSURED GUARANTY)             5.50        06/01/2016          734,063
       590,000   NEW ORLEANS LA (SEWER REVENUE, ASSURED GUARANTY)             5.63        06/01/2017          628,669
       740,000   NEW ORLEANS LA (SEWER REVENUE, FGIC INSURED)                 5.50        06/01/2020          738,846
       925,000   NEW ORLEANS LA (SEWER REVENUE, NATL-RE INSURED)              5.00        06/01/2012          939,504
       100,000   NEW ORLEANS LA (SEWER REVENUE, NATL-RE INSURED)              5.00        06/01/2016           99,188
     1,365,000   NEW ORLEANS LA PUBLIC IMPROVEMENT SERIES A
                 (PROPERTY TAX REVENUE, RADIAN INSURED)                       5.00        12/01/2016        1,476,548
     1,345,000   NEW ORLEANS LA PUBLIC IMPROVEMENT SERIES A
                 (PROPERTY TAX REVENUE, RADIAN INSURED)                       5.00        12/01/2017        1,448,632
     5,000,000   PARISH OF DESOTO LA PCR SOUTHWESTERN ELECTRICAL
                 POWER (ELECTRICAL POWER REVENUE)+/-ss                        3.25        01/01/2019        5,006,250
     1,000,000   PORT OF NEW ORLEANS LA BOARD COMMERCE SPECIAL
                 PROJECT CG RAILWAY INCORPORATED
                 (AIRPORT & MARINA REVENUE, NATL-RE INSURED)                  5.25        08/15/2013        1,074,330

                                                                                                           27,416,327
                                                                                                       --------------
MARYLAND: 0.10%
       830,000   MARYLAND STATE CAPITAL IMPROVEMENT 1ST FACILITY
                 SERIES A (PROPERTY TAX REVENUE)                              5.25        03/01/2018          997,934
                                                                                                       --------------
MASSACHUSETTS: 0.82%
     1,050,000   MASSACHUSETTS DEVELOPMENT FINANCE AGENCY SABIS
                 INTERNATIONAL CHARTER SERIES A (OTHER REVENUE)               6.50        04/15/2019        1,126,850
       615,000   MASSACHUSETTS DEVELOPMENT FINANCE AGENCY SABIS
                 INTERNATIONAL CHARTER SERIES A (OTHER REVENUE)               6.55        04/15/2020          657,318
     2,650,000   MASSACHUSETTS STATE FLOATING SERIES A (OTHER
                 REVENUE)+/-ss                                                0.69        11/01/2018        2,368,438
     4,175,000   MASSACHUSETTS STATE SERIES C (OTHER REVENUE, AGM
                 INSURED)+/-ss                                                3.12        11/01/2019        3,701,054

                                                                                                            7,853,660
                                                                                                       --------------
MICHIGAN: 4.72%
     5,240,000   CLINTON TOWNSHIP BUILDING AUTHORITY MI MACOMB COUNTY
                 (LEASE REVENUE, AMBAC INSURED)                               5.50        11/01/2017        5,731,407
     4,235,000   DETROIT MI CAPITAL IMPROVEMENT LIMITED TAX SERIES A-1
                 (PROPERTY TAX REVENUE)                                       5.00        04/01/2015        4,053,276
     1,000,000   DETROIT MI DISTRICT AID (PROPERTY TAX)                       5.00        11/01/2014        1,105,910
     1,700,000   DETROIT MI DISTRICT AID (PROPERTY TAX)                       5.00        11/01/2020        1,823,318
     3,130,000   DETROIT MI SENIOR LIEN SERIES A-1 (SEWER REVENUE,
                 AGM INSURED)                                                 5.50        07/01/2017        3,470,701
       100,000   DETROIT MI SERIES A-1 (PROPERTY TAX REVENUE,
                 NATL-RE INSURED)                                             5.00        04/01/2019           87,960
     1,000,000   DETROIT MI WATER SUPPLY SYSTEM SERIES A (WATER
                 REVENUE, AGM INSURED)                                        5.00        07/01/2015        1,078,760
       660,000   FLINT MI INTERNATIONAL ACADEMY (PUBLIC SCHOOL
                 REVENUE)                                                     5.00        10/01/2017          633,567
     2,270,000   FLINT MI INTERNATIONAL ACADEMY (PUBLIC SCHOOL
                 REVENUE)                                                     5.38        10/01/2022        2,097,821
       435,000   FLINT MI INTERNATIONAL ACADEMY (PUBLIC SCHOOL
                 REVENUE)                                                     5.50        10/01/2027          386,919
       570,000   KENT COUNTY MI (PROPERTY TAX REVENUE)                        5.00        01/01/2018          653,083
     1,000,000   KENT COUNTY MI (PROPERTY TAX REVENUE)                        5.00        01/01/2025        1,080,460
       600,000   MICHIGAN MUNICIPAL BOND AUTHORITY DETROIT SCHOOL
                 DISTRICT (MISCELLANEOUS REVENUE, AGM INSURED)                5.00        06/01/2014          660,588
       100,000   MICHIGAN MUNICIPAL BOND AUTHORITY LOCAL
                 GOVERNMENT LOAN PROGRAM SERIES A (OTHER REVENUE,
                 AMBAC INSURED)                                               4.50        05/01/2016           99,928
     1,025,000   MICHIGAN MUNICIPAL BOND AUTHORITY LOCAL
                 GOVERNMENT LOAN PROGRAM SERIES B GROUP A (OTHER REVENUE,
                 AMBAC INSURED)                                               5.00        12/01/2018        1,010,845
     6,000,000   MICHIGAN MUNICIPAL BOND AUTHORITY STUDENT AID
                 NOTES SERIES D (OTHER REVENUE)                               9.50        08/20/2010        5,995,080
     1,555,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY
                 LIMITED OBLIGATION CHANDLER PARK ACADEMY
                 (OTHER REVENUE)                                              5.60        11/01/2018        1,562,697
     1,140,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY
                 LIMITED OBLIGATION NATAKI TALIBAH (PRIVATE SCHOOL REVENUE)   6.25        10/01/2023        1,007,475
     2,750,000   MICHIGAN STATE COMPREHENSIVE TRANSPORTATION
                 PROGRAM (FUEL SALES TAX REVENUE)                             5.25        05/15/2017        3,118,005
       350,000   MICHIGAN STATE ENVIRONMENTAL PROTECTION PROGRAM
                 (OTHER REVENUE)                                              6.25        11/01/2012          369,033
     2,000,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY
                 HOSPITAL DAUGHTERS OF CHARITY (HCFR)                         5.25        11/01/2015        2,135,020
     2,000,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY SERIES
                 C (HCFR)+/-ss                                                6.00        12/01/2034        2,312,860
     2,500,000   MICHIGAN STATE HOUSING DEVELOPMENT AUTHORITY
                 LIMITED GREENWOOD VILLA PROJECT (LOCAL OR GTD HOUSING
                 REVENUE, AGM INSURED)                                        4.75        09/15/2017        2,665,675

       44  Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

                                                                            INTEREST
  PRINCIPAL      SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
MICHIGAN (continued)
$    1,500,000   WESTERN TOWNSHIPS MI UTILITIES AUTHORITY (PROPERTY TAX
                 REVENUE)                                                     5.00%       01/01/2017   $    1,684,515
       500,000   WYANDOTTE MI SERIES A (ELECTRIC REVENUE, ASSURED
                 GUARANTY)                                                    4.00        10/01/2016          529,465

                                                                                                           45,354,368
                                                                                                       --------------
MINNESOTA: 1.48%
     3,800,000   BECKER MN PCR NORTHERN STATES POWER SERIES B (IDR)+/-ss      8.50        09/01/2019        4,345,148
     1,065,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS
                 COMMISSION SENIOR SERIES A (AIRPORT REVENUE)                 4.00        01/01/2019        1,124,736
     1,500,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS
                 COMMISSION SUB SERIES A (AIRPORT REVENUE, AMBAC INSURED)     5.00        01/01/2018        1,600,350
     4,555,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS
                 COMMISSION SUB SERIES B (AIRPORT REVENUE, NATL-RE &
                 FGIC INSURED)                                                5.00        01/01/2018        5,044,161
       120,000   MINNEAPOLIS MN ST. MARY'S HOSPITAL & REHABILITATION
                 (HCFR)                                                      10.00        06/01/2013          139,099
     1,365,000   NORTHERN MN MUNICIPAL POWER AGENCY SERIES A (ELECTRIC
                 REVENUE, ASSURED GUARANTY)                                   5.00        01/01/2016        1,537,181
       500,000   ST. PAUL MN HOUSING & REDEVELOPMENT AUTHORITY HMONG
                 ACADEMY PROJECT SERIES A (PRIVATE SCHOOL REVENUE)            5.50        09/01/2018          477,475

                                                                                                           14,268,150
                                                                                                       --------------
MISSISSIPPI: 0.06%
       505,000   MISSISSIPPI DEVELOPMENT BANK SPECIAL OBLIGATION
                 MUNICIPAL ENERGY AGENCY POWER SUPPLY PROJECT
                 (ELECTRIC REVENUE, XLCA INSURED)                             5.00        03/01/2013          531,901
                                                                                                       --------------
MISSOURI: 0.64%
     1,500,000   CHESTERFIELD VALLEY TRANSPORTATION DEVELOPMENT
                 DISTRICT MO (SALES TAX REVENUE, CIFG INSURED)                4.00        04/15/2026        1,101,795
     1,305,000   FENTON MO GRAVOIS BLUFFS REDEVELOPMENT PROJECT (TAX
                 INCREMENT REVENUE)                                           4.50        04/01/2021        1,261,465
       415,000   LAKE OF THE OZARKS MO COMMUNITY BRIDGE CORPORATION
                 (TOLL ROAD REVENUE)                                          5.25        12/01/2014          381,414
     1,000,000   MANCHESTER MO HIGHWAY 141 MANCHESTER ROAD PROJECT (TAX
                 INCREMENT REVENUE)                                           6.00        11/01/2025        1,005,580
     1,310,000   MARYLAND HEIGHTS MO SOUTH HEIGHTS REDEVELOPMENT
                 PROJECT A (TAX INCREMENT REVENUE)                            5.50        09/01/2018        1,243,740
       100,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE REVENUE)        4.50        09/01/2011          102,346
       145,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE REVENUE)        4.50        09/01/2013          152,030
       170,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE REVENUE)        4.50        09/01/2014          178,305
       225,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE REVENUE)        4.55        09/01/2016          230,218
       415,000   ST. LOUIS MO LAMBERT ST. LOUIS INTERNATIONAL AIRPORT
                 SERIES A-1 (AIRPORT REVENUE)                                 6.00        07/01/2019          463,920

                                                                                                            6,120,813
                                                                                                       --------------
NEBRASKA: 0.10%
       500,000   MUNICIPAL ENERGY AGENCY OF NEBRASKA SERIES A (ELECTRIC
                 REVENUE, BHAC INSURED)                                       5.00        04/01/2019          577,080
       325,000   O'NEILL NE ST. ANTHONY'S PROJECT (HCFR)                      6.25        09/01/2012          341,250

                                                                                                              918,330
                                                                                                       --------------
NEVADA: 1.91%
     5,000,000   CLARK COUNTY NV AIRPORT REVENUE SERIES C (AIRPORT &
                 MARINA REVENUE, AGM INSURED)                                 5.00        07/01/2023        5,289,600
     2,750,000   CLARK COUNTY NV AIRPORT REVENUE SERIES D (AIRPORT &
                 MARINA REVENUE)                                              5.00        07/01/2024        2,859,670
     3,000,000   CLARK COUNTY NV LAS VEGAS MCCARRAN INTERNATIONAL
                 SERIES A (AIRPORT & MARINA REVENUE)                          5.00        07/01/2016        3,285,090
     3,500,000   CLARK COUNTY NV LAS VEGAS MCCARRAN INTERNATIONAL
                 SERIES A-2 (AIRPORT & MARINA REVENUE, AMBAC INSURED)         5.00        07/01/2027        3,526,705
       905,000   CLARK COUNTY NV SPECIAL IMPROVEMENT DISTRICT # 121A
                 (STATE & LOCAL GOVERNMENTS, AMBAC INSURED)                   4.25        12/01/2013          924,331
     1,030,000   RENO NV WASHOE MEDICAL CENTER SERIES A (HCFR, AMBAC
                 INSURED)                                                     5.50        06/01/2016        1,129,838
     1,330,000   RENO-SPARKS INDIAN COLONY NV GOVERNMENTAL (OTHER
                 REVENUE, US BANK NA LOC)                                     5.00        06/01/2021        1,348,301

                                                                                                           18,363,535
                                                                                                       --------------

                 Wells Fargo Advantage Municipal Income Funds 45


Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
NEW HAMPSHIRE: 0.24%
$    2,240,000   NEW HAMPSHIRE HEFA EXETER PROJECT (HCFR)                     6.00%       10/01/2016   $    2,337,104
                                                                                                       --------------
NEW JERSEY: 4.23%
     2,000,000   GLOUCESTER COUNTY NJ IMPROVEMENT AUTHORITY WASTE
                 MANAGEMENT INCORPORATED PROJECT SERIES A (RESOURCE
                 RECOVERY REVENUE)+/-ss                                       2.63        12/01/2029        2,011,460
     1,500,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY CIGARETTE TAX
                 (TOBACCO & LIQUOR TAXES REVENUE, FGIC INSURED)               5.00        06/15/2012        1,543,065
     2,385,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY MOTOR VEHICLE
                 SERIES A (OTHER REVENUE, NATL-RE INSURED)                    5.25        07/01/2016        2,638,621
     1,755,000   NEW JERSEY SPORTS & EXPOSITION AUTHORITY
                 (RECREATIONAL FACILITIES REVENUE, NATL-RE INSURED)           5.50        03/01/2022        1,994,066
       500,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY
                 SERIES 1 (STUDENT LOAN REVENUE)                              5.00        06/01/2016          549,785
     4,000,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY
                 SERIES 1A (STUDENT LOAN REVENUE)                             4.75        12/01/2029        4,043,720
     3,400,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY
                 SERIES A (COLLEGE & UNIVERSITY REVENUE)                      5.00        06/01/2027        3,485,884
     2,000,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY
                 SERIES A (OTHER REVENUE)                                     5.00        06/01/2017        2,194,220
     1,010,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY
                 SERIES A (OTHER REVENUE)                                     5.00        06/01/2019        1,102,455
     9,000,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY
                 SERIES 2 (STUDENT LOAN REVENUE)                              4.50        12/01/2029        8,988,120
     2,590,000   NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY
                 FACILITIES CENTER SERIES A (TRANSIT REVENUE)                 5.50        12/15/2018        2,996,345
     8,010,000   NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY
                 FACILITIES CENTER SERIES A (TRANSIT REVENUE,
                 AGM-CR INSURED)                                              5.50        12/15/2022        9,112,977

                                                                                                           40,660,718
                                                                                                       --------------
NEW MEXICO: 0.10%
     1,030,000   OTERO COUNTY NM JAIL PROJECT (OTHER REVENUE)                 5.50        04/01/2013        1,011,594
                                                                                                       --------------
NEW YORK: 3.30%
       165,000   BROOKHAVEN NY IDAG METHODIST PROJECT (HOUSING
                 REVENUE, NORTH FORK BANK LOC)+/-ss                           4.25        11/01/2037          165,061
       615,000   GENESEE COUNTY NY IDA UNITED MEMORIAL MEDICAL CENTER
                 PROJECT (HCFR)                                               4.75        12/01/2014          613,764
     2,725,000   METROPOLITAN NY TRANSPORTATION AUTHORITY
                 SERIES B-2 (OTHER REVENUE, AGM INSURED)+/-(a)ss(m)(n)        0.52        11/01/2022        2,642,445
        30,000   NASSAU COUNTY NY IDA SPECIAL NEEDS POOLED B-1 (IDR)          6.88        07/01/2010           30,005
       275,000   NEW YORK CITY NY IDAG 2006 PROJECT SAMARITAN AIDS
                 SERVICES (OTHER REVENUE, CITIBANK NA LOC)                    4.50        11/01/2015          312,144
     2,875,000   NEW YORK CITY NY TRANSITIONAL FINANCE AUTHORITY
                 FUTURE TAX SERIES A (INCOME TAX REVENUE)                     5.00        05/01/2023        3,196,281
     1,375,000   NEW YORK STATE DORMITORY AUTHORITY MT. SINAI
                 HOSPITAL SERIES A (HCFR, FHA INSURED)                        5.00        07/01/2019        1,478,634
       310,000   NEW YORK STATE DORMITORY AUTHORITY HOSPITAL SERIES A
                 (HCFR, FHA INSURED)                                          6.00        08/15/2015          333,557
       880,000   NEW YORK STATE DORMITORY AUTHORITY MONTEFIORE
                 MEDICAL CENTER (HCFR, NATL-RE FGIC FHA INSURED)              5.00        02/01/2014          963,424
     2,000,000   NEW YORK STATE DORMITORY AUTHORITY MOUNT SINAI
                 SCHOOL OF MEDICINE (COLLEGE & UNIVERSITY REVENUE,
                 GO OF INSTITUTION)                                           5.50        07/01/2022        2,144,420
     3,650,000   NEW YORK STATE DORMITORY AUTHORITY NORTH SHORE
                 JEWISH SERIES B (HCFR)+/-ss                                  0.96        05/01/2018        3,212,000
     1,500,000   NEW YORK STATE DORMITORY AUTHORITY UNITED HEALTH
                 HOSPITALS (HCFR REVENUE, FHA INSURED)                        4.50        08/01/2018        1,612,020
     6,500,000   NEW YORK STATE URBAN DEVELOPMENT CORPORATION COP
                 (OTHER REVENUE)                                              5.88        02/01/2013        6,549,530
     2,215,000   NEW YORK URBAN DEVELOPMENT CORPORATION SERVICE
                 CONTRACT SERIES A-1 (INCOME TAX REVENUE)                     5.00        01/01/2020        2,485,009
     3,000,000   TOBACCO SETTLEMENT FINANCING CORPORATION NY SERIES A
                 (TOBACCO SETTLEMENT FUNDED)                                  5.50        06/01/2018        3,187,530
       100,000   TOBACCO SETTLEMENT FINANCING CORPORATION NY
                 SERIES B (TOBACCO SETTLEMENT FUNDED, XLCA INSURED)           4.00        06/01/2012          105,757
     1,430,000   TROY NY RENSELAER POLYTECHNIC SERIES B (COLLEGE &
                 UNIVERSITY REVENUE)                                          5.00        09/01/2020        1,550,935
     1,000,000   UPPER MOHAWK VALLEY NY REGIONAL WATER FINANCE AUTHORITY
                 SERIES A (WATER REVENUE, ASSURED GUARANTY)                   5.00        04/01/2018        1,124,350

                                                                                                           31,706,866
                                                                                                       --------------

                 46 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
NORTH CAROLINA: 0.46%
$       90,000   CHARLOTTE NC COP SERIES E (LEASE APPROPRIATION
                 REVENUE)                                                     4.00%       06/01/2017   $       96,996
     2,000,000   FORSYTH COUNTY NC COP PUBLIC FACILITIES & EQUIPMENT
                 PROJECT (LEASE APPROPRIATION REVENUE)                        5.00        10/01/2016        2,289,340
     1,600,000   NASH NC HEALTH CARE SYSTEM (HCFR, AGM INSURED)               5.00        11/01/2014        1,741,296
       320,000   NORTH CAROLINA EASTERN MUNICIPAL POWER AGENCY
                 SERIES B (ELECTRIC, POWER & LIGHT REVENUE, FGIC
                 INSURED)                                                     5.50        01/01/2017          320,550

                                                                                                            4,448,182
                                                                                                       --------------
NORTH DAKOTA: 0.07%
       605,000   MERCER COUNTY ND PCR ANTELOPE VALLEY STATION
                 (ELECTRIC, POWER & LIGHT REVENUE, AMBAC INSURED)             7.20        06/30/2013          660,164
                                                                                                       --------------
OHIO: 1.59%
       500,000   AKRON BATH COPLEY OH JOINT TOWNSHIP AKRON GENERAL
                 HEALTH SYSTEMS SERIES A (HCFR)                               5.00        01/01/2014          528,580
     1,500,000   AMERICAN MUNICIPAL POWER OHIO INCORPORATED
                 SERIES A (ELECTRIC, POWER & LIGHT REVENUE)                   5.00        02/01/2012        1,570,815
       675,000   FRANKLIN COUNTY OH CHILDREN'S HOSPITAL PROJECT (HCFR)       10.38        06/01/2013          737,843
     5,000,000   HAMILTON COUNTY OH SEWER SYSTEMS SERIES A (SEWER
                 REVENUE, NAT-LE INSURED)                                     5.00        12/01/2016        5,502,550
     1,040,000   OHIO STATE WATER DEVELOPMENT AUTHORITY FRESH WATER
                 (WATER REVENUE)                                              5.50        06/01/2021        1,264,089
     3,000,000   OHIO STATE WATER DEVELOPMENT AUTHORITY FRESH WATER
                 SERIES B (WATER REVENUE)                                     5.00        06/01/2016        3,476,970
     1,175,000   OHIO STATE WATER DEVELOPMENT AUTHORITY PCR WATER
                 QUALITY (WATER REVENUE)                                      4.00        06/01/2015        1,305,355
       950,000   RIVERSOUTH OH AUTHORITY LAZARUS BUILDING
                 REDEVELOPMENT SERIES A (LEASE REVENUE)                       5.75        12/01/2027          884,716

                                                                                                           15,270,918
                                                                                                       --------------
OKLAHOMA: 0.30%
       400,000   MCCLAIN COUNTY OK ECONOMIC DEVELOPMENT AUTHORITY
                 BLANCHARD PUBLIC SCHOOLS PROJECT (LEASE REVENUE)             4.50        09/01/2016          425,200
       350,000   MCCLAIN COUNTY OK ECONOMIC DEVELOPMENT AUTHORITY
                 NEWCASTLE PUBLIC SCHOOLS PROJECT (LEASE REVENUE)             5.00        09/01/2012          370,104
     1,500,000   MCGEE CREEK AUTHORITY OK WATER REVENUE (WATER
                 REVENUE, NATL-RE INSURED)                                    6.00        01/01/2023        1,637,490
       425,000   OKMULGEE OK MUNICIPAL AUTHORITY SERIES A (SALES TAX
                 REVENUE)                                                     5.00        12/01/2024          455,868

                                                                                                            2,888,662
                                                                                                       --------------
OREGON: 0.31%
     3,000,000   GILLIAM COUNTY OR WASTE MANAGEMENT PROJECT (RESOURCE
                 RECOVERY REVENUE)+/-ss                                       1.00        10/01/2018        2,999,880
                                                                                                       --------------
PENNSYLVANIA: 3.89%
     5,000,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY
                 UNIVERSITY OF PITTSBURGH MEDICAL CENTER SERIES A-1
                 (HCFR)+/-ss                                                  0.95        02/01/2021        4,518,750
     3,000,000   ALLEGHENY COUNTY PA SERIES C-59B (PROPERTY TAX
                 REVENUE, AGM INSURED)+/-ss                                   0.72        11/01/2026        2,505,000
     1,000,000   BEAVER COUNTY PA IDA PCR FIRSTENERGY SERIES B (IDR)+/-ss     3.00        10/01/2047        1,007,980
       880,000   CHESTER COUNTY PA AVON GROVE CHARTER SCHOOL PROJECT
                 SERIES A (OTHER REVENUE)                                     5.65        12/15/2017          871,649
       350,000   CHESTER COUNTY PA IDA RENAISSANCE ACADEMY PROJECT
                 SERIES A (PRIVATE SCHOOLS REVENUE)                           5.63        10/01/2015          338,625
     1,785,000   DELAWARE COUNTY PA IDA RESOURCE RECOVERY FACILITY
                 SERIES A (RESOURCE RECOVERY REVENUE)                         6.10        07/01/2013        1,786,874
     1,500,000   HARRISBURG PA AUTHORITY CAPITAL APPRECIATION LIMITED
                 OBLIGATION
                 SERIES C (RESOURCE RECOVERY REVENUE)##                       4.29        12/15/2010        1,470,870
     3,750,000   HARRISBURG PA AUTHORITY RESOURCES GUARANTEED
                 SUBORDINATED
                 SERIES D-2 (HCFR, NATL-RE INSURED)+/-ss                      5.00        12/01/2033        3,806,288
       565,000   MILLCREEK RICHLAND JOINT AUTHORITY PA SERIES B (SEWER
                 REVENUE, RADIAN INSURED)                                     4.70        08/01/2017          568,769
     1,170,000   NORTHAMPTON COUNTY PA GENERAL PURPOSE AUTHORITY ST.
                 LUKES HOSPITAL PROJECT
                 SERIES B (HEALTH HOSPITAL NURSING HOME REVENUE)              4.50        08/15/2032        1,182,929
     1,385,000   NORTHAMPTON COUNTY PA GENERAL PURPOSE AUTHORITY ST.
                 LUKES HOSPITAL PROJECT
                 SERIES A (HEALTH HOSPITAL NURSING HOME REVENUE)              5.25        08/15/2017        1,469,305
     1,500,000   PENNSYLVANIA EDFA WASTE MANAGEMENT INCORPORATED
                 PROJECT
                 (RESOURCE RECOVERY REVENUE)+/-ss                             2.63        12/01/2033        1,504,260

                 Wells Fargo Advantage Municipal Income Funds 47


Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
PENNSYLVANIA (continued)
$      985,000   PENNSYLVANIA STATE DEPARTMENT OF GENERAL SERVICES (LEASE
                 REVENUE, AGM INSURED)                                        5.25%       05/01/2016   $    1,024,843
     5,000,000   PENNSYLVANIA STATE TURNPIKE COMMISSION SERIES C (TOLL
                 ROAD REVENUE)+/-ss                                           1.37        12/01/2014        5,000,000
     1,210,000   PHILADELPHIA PA IDA FIRST PHILADELPHIA CHARTER HIGH
                 SERIES A (OTHER REVENUE)                                     5.30        08/15/2017        1,210,629
     1,195,000   PHILADELPHIA PA EIGHTEENTH SERIES AGC (NATURAL GAS
                 REVENUE, ASSURED GUARANTY)                                   5.25        08/01/2016        1,263,820
     1,000,000   PHILADELPHIA PA IDR MASTER CHARTER SCHOOL (OTHER
                 REVENUE)                                                     5.00        08/01/2020        1,005,730
     6,000,000   PHILADELPHIA PA SCHOOL DISTRICT SERIES C (PROPERTY TAX,
                 STATE AID WITHHOLDING)                                       5.00        09/01/2018        6,535,140
       275,000   ROBINSON TOWNSHIP PA MUNICIPAL AUTHORITY (WATER & SEWER
                 REVENUE)                                                     6.90        05/15/2018          327,616

                                                                                                           37,399,077
                                                                                                       --------------
PUERTO RICO: 2.56%
       350,000   PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION
                 AUTHORITY FLOATERS
                 SERIES DCL 008 (TOLL ROAD REVENUE, FSA INSURED, DEXIA
                 CREDIT LOCAL LOC)+/-ss                                       0.41        07/01/2030          350,000
     5,000,000   PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION
                 AUTHORITY SERIES AA-1 (HIGHWAY REVENUE, AGM
                 INSURED)+/-ss                                                4.95        07/01/2026        5,051,100
       500,000   PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION
                 AUTHORITY SERIES AA (HIGHWAY REVENUE, AGM INSURED)+/-ss      5.00        07/01/2026          500,045
     3,000,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES ZZ (POWER
                 REVENUE, AGM INSURE)+/-ss                                    5.25        07/01/2019        3,294,240
     4,000,000   PUERTO RICO ELECTRIC POWER AUTHORITY LIBOR SERIES UU
                 (POWER REVENUE, AGM INSURED)+/-ss                            0.72        07/01/2029        2,720,000
     2,000,000   PUERTO RICO HFA SUB-CAPITAL FUND MODERNIZATION (HOUSING
                 REVENUE)                                                     5.50        12/01/2017        2,215,500
    10,000,000   PUERTO RICO SALES TAX FINANCING CORPORATION FIRST
                 SUBSERIES A (SALES TAX REVENUE)+/-ss                         5.00        08/01/2039       10,477,400

                                                                                                           24,608,285
                                                                                                       --------------
RHODE ISLAND: 0.65%
     4,000,000   NARRAGANSETT RI BAY COMMISSION
                 SERIES A (SEWER REVENUE, RBS CITIZENS BANK LOC)+/-ss         0.49        09/01/2034        4,000,000
     2,060,000   RHODE ISLAND STATE HEALTH & EDUCATIONAL BUILDING
                 CORPORATION PROVIDENCE
                 PUBLIC SCHOOL FINANCING PROGRAM SERIES A (OTHER REVENUE,
                 AGM INSURED)                                                 5.00        05/15/2015        2,299,434

                                                                                                            6,299,434
                                                                                                       --------------
SOUTH CAROLINA: 1.17%
     1,000,000   BERKELEY COUNTY SC POLLUTION CONTROL FACILILITIES
                 GENERATING CABONDIOXIDE PROJECT (PCR)                        4.88        10/01/2014        1,065,000
     2,000,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
                 APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**            12.91        01/01/2038           67,560
     1,750,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
                 APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**            13.18        01/01/2037           62,615
       500,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
                 APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**            13.48        01/01/2036           18,955
     2,000,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
                 APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**            13.80        01/01/2035           80,320
       100,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
                 APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**            14.54        01/01/2033            4,506
     1,130,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
                 APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**            14.96        01/01/2032           53,946
     1,000,000   KERSHAW COUNTY SC PUBLIC SCHOOLS FOUNDATION INSTALLMENT
                 POWER REVENUE (LEASE REVENUE, CIFG INSURED)                  5.00        12/01/2020        1,039,610
       740,000   LEE COUNTY SC SCHOOL FACILITIES INCORPORATED SERIES 2006
                 (LEASE REVENUE, RADIAN INSURED)                              6.00        12/01/2016          796,136
     1,365,000   MCCORMICK COUNTY SC HEALTH CARE CENTER PROJECT
                 PREREFUNDED (HCFR)                                           8.00        03/01/2019        1,649,889
     1,990,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY
                 PALMETTO HEALTH (HCFR)+/-ss                                  1.06        08/01/2039        1,885,525
     3,750,000   SOUTH CAROLINA STATE EDUCATION ASSISTANCE AUTHORITY
                 STUDENT LOAN SERIES I (STUDENT LOAN REVENUE)                 5.00        10/01/2024        3,805,238
       745,000   TOBACCO SETTLEMENT REVENUE MANAGEMENT AUTHORITY SC
                 (TOBACCO SETTLEMENT FUNDED)                                  5.00        06/01/2018          745,700

                                                                                                           11,275,000
                                                                                                       --------------
SOUTH DAKOTA: 0.05%
       500,000   LOWER BRULE SIOUX TRIBE SD SERIES B (PROPERTY TAX
                 REVENUE)                                                     5.25        05/01/2015          445,940
                                                                                                       --------------

                 48 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
TENNESSEE: 2.14%
$    2,000,000   ELIZABETHTON TN HEALTH & EDUCATIONAL DEVELOPMENT
                 FACILITIES SERIES B (HCFR, NATL-RE INSURED)                  6.25%       07/01/2015   $    2,199,360
     1,250,000   LEWISBURG TN INDUSTRIAL DEVELOPMENT BOARD WASTE
                 MANAGEMENT INCORPORATED PROJECT (RESOURCE RECOVERY
                 REVENUE)+/-ss                                                2.50        07/01/2012        1,253,525
       725,000   SHELBY COUNTY TN HEALTH EDUCATIONAL & HOUSING FACILITIES
                 BOARD LE BONHUER CHILDREN'S MEDICAL CENTER SERIES D
                 (HCFR, NATL-RE INSURED)                                      5.50        08/15/2019          841,551
     1,850,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00        09/01/2012        1,946,681
       135,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00        09/01/2013          141,997
     4,250,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00        09/01/2015        4,348,728
     1,600,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.25        09/01/2017        1,617,968
     1,115,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES C
                 (NATURAL GAS REVENUE)                                        5.00        02/01/2015        1,159,511
     1,820,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES C
                 (NATURAL GAS REVENUE)                                        5.00        02/01/2016        1,876,402
     5,130,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES C
                 (NATURAL GAS REVENUE)                                        5.00        02/01/2019        5,211,771

                                                                                                           20,597,494
                                                                                                       --------------
TEXAS: 11.38%
     6,000,000   ARLINGTON TX SPECIAL OBLIGATION DALLAS COWBOYS
                 SERIES A (SALES TAX REVENUE, NATL-RE INSURED)                5.00        08/15/2034        6,003,600
     1,520,000   AUSTIN TX AIRPORT SYSTEM PRIOR LIEN (AIRPORT REVENUE,
                 NALT-RE INSURED)                                             5.25        11/15/2017        1,597,444
     1,750,000   AUSTIN TX INDEPENDENT SCHOOL DISTRICT (PROPERTY TAX
                 REVENUE, PSF GTD INSURED)                                    5.00        08/01/2016        2,043,178
     2,250,000   BRYAN TX ELECTRICAL SYSTEM REVENUE (ELECTRICAL REVENUE)      5.00        07/01/2019        2,480,018
     1,640,000   EAGLE PASS TX INTERNATIONAL BRIDGES (OTHER REVENUE,
                 AMBAC INSURED)                                               5.25        02/15/2014        1,722,935
     1,185,000   EL PASO TX SERIES A (PROPERTY TAX REVENUE)                   5.00        08/15/2018        1,370,168
     1,000,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION (LEASE
                 REVENUE)                                                     5.25        10/01/2014        1,045,590
     1,000,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION (LEASE
                 REVENUE)                                                     5.50        10/01/2016        1,090,850
     6,750,000   GATEWAY PUBLIC FACILITIES CORPORATION STONEGATE VILLAS
                 APARTMENTS PROJECT
                 (STATE & LOCAL GOVERNMENTS, FNMA INSURED)+/-ss               4.55        07/01/2034        7,212,305
     7,500,000   HARRIS COUNTY TX CULTURAL EDUCATION FACILITIES FINANCE
                 CORPORATION HERMANN HEALTH SERIES D2 (HCFR, ALLIED
                 IRISH BANK PLC LOC)+/-                                       2.35        06/01/2029        7,500,000
     1,425,000   HARRIS COUNTY TX SERIES A (PROPERTY TAX REVENUE)             4.00        10/01/2019        1,553,179
     1,000,000   HOUSTON TX AIRPORT SENIOR LIEN SERIES A (AIRPORT &
                 MARINA REVENUE)                                              5.00        07/01/2025        1,070,030
       775,000   HOUSTON TX AIRPORT SENIOR LIEN SERIES A (AIRPORT &
                 MARINA REVENUE)                                              5.00        07/01/2026          824,352
     1,035,000   LONE STAR COLLEGE SYSTEM TX MAINTENANCE TAX NOTES
                 (PROPERTY TAX REVENUE)                                       4.00        09/15/2017        1,143,333
     1,005,000   LUBBOCK TX WATERWORKS SYSTEM SERIES A (PROPERTY TAX
                 REVENUE, AGM INSURED)                                        5.00        02/15/2018        1,147,218
     1,495,000   MIDTOWN REDEVELOPMENT AUTHORITY TEXAS (TAX INCREMENTAL
                 REVENUE, AMBAC INSURED)                                      5.00        01/01/2020        1,576,193
     1,135,000   NORTH TEXAS HEALTH FACILITIES DEVELOPMENT CORPORATION
                 UNITED REGIONAL HEALTH CARE SYSTEM (HCFR, AGM INSURED)       5.00        09/01/2016        1,222,543
     5,000,000   NORTH TEXAS HIGHER EDUCTIION AUTHORITY INCORPORATED
                 STUDENT LOAN SERIES 1 CLASS A-2 (EDUCATION REVENUE)+/-ss     1.46        07/01/2030        4,975,000
     5,000,000   NORTH TEXAS TOLLWAY AUTHORITY FIRST TIER PUTABLE SERIES
                 L-2 (TOLL ROAD REVENUE)+/-ss                                 6.00        01/01/2038        5,478,150
     4,100,000   NORTH TEXAS TOLLWAY AUTHORITY FIRST TIER SERIES E-3
                 (OTHER REVENUE)+/-ss                                         5.75        01/01/2038        4,603,890
     1,035,000   SA ENERGY ACQUISITION PUBLIC FACILITY CORPORATION TX
                 (NATURAL GAS REVENUE)                                        5.25        08/01/2015        1,087,361
        55,000   SACHSE TX REFUNDING & IMPROVEMENTS (PROPERTY TAX
                 REVENUE, ASSURED GUARANTY)                                   5.00        02/15/2025           59,351
    10,825,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I
                 SENIOR LIEN SERIES D (NATURAL GAS REVENUE)                   5.63        12/15/2017       11,380,531
       735,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I
                 SUB LIEN SERIES C (NATURAL GAS REVENUE)+/-ss                 1.81        12/15/2026          524,606
     5,930,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION II
                 BMA INDEX RATE (NATURAL GAS REVENUE)+/-ss                    0.78        09/15/2017        5,574,200
     8,000,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION II
                 LIBOR INDEX RATE (NATURAL GAS REVENUE)+/-ss                  1.06        09/15/2017        7,470,000
     3,500,000   TEXAS PRIVATE ACTIVITY SURFACE TRANSPORTATION
                 CORPORATION SENIOR LIEN NOTE MOBILITY (TOLL ROAD
                 REVENUE)ss                                                   7.50        12/31/2031        3,770,900

                 Wells Fargo Advantage Municipal Income Funds 49


Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE       VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
TEXAS (continued)
$    2,000,000   TEXAS PRIVATE ACTIVITY SURFACE TRANSPORTATION CORPORATION
                 SENIOR LIEN-LBJ INFRASTRUCTURE (HIGHWAY TOLLS REVENUE)        7.50%      06/30/2032   $    2,089,920
     2,000,000   TEXAS PRIVATE ACTIVITY SURFACE TRANSPORTATION CORPORATION
                 SENIOR LIEN-LBJ INFRASTRUCTURE (HIGHWAY TOLLS REVENUE)        7.50       06/30/2033        2,084,920
       855,000   TEXAS STATE PFA CHARTER SCHOOL KIPP INCORPORATED
                 SERIES A (PRIVATE SCHOOL REVENUE, ACA INSURED)                4.50       02/15/2016          851,597
       960,000   TEXAS STATE PFA COSMOS FOUNDATION SERIES A (OTHER REVENUE)    5.00       02/15/2018          960,730
       425,000   TEXAS STATE PFA UPLIFT EDUCATION SERIES A (OTHER REVENUE)     5.00       12/01/2012          437,661
       825,000   TOMBALL TX INDEPENDENT SCHOOL DISTRICT REFUNDING SCHOOL
                 BUILDING (PROPERTY TAX REVENUE, PERMANENT SCHOOL FUND
                 GUARANTEED)##                                                 2.11       02/15/2015          747,755
     2,600,000   UNIVERSITY OF HOUSTON TX (COLLEGE & UNIVERSITY REVENUE)       5.00       02/15/2024        2,847,130
     1,115,000   UNIVERSITY OF HOUSTON TX SERIES A (COLLEGE & UNIVERSITY
                 REVENUE)                                                      5.00       02/15/2018        1,285,729
    10,000,000   UNIVERSITY OF TEXAS SERIES B (COLLEGE & UNIVERSITY
                 REVENUE)                                                      5.25       07/01/2026       11,872,700
       635,000   WACO TX HEALTH FACILITIES DEVELOPMENT CORPORATION
                 HILLCREST SYSTEM PROJECT SERIES A (HCFR, NATL-RE INSURED)     5.00       08/01/2016          691,255

                                                                                                          109,396,322
                                                                                                       --------------
UTAH: 0.64%
     3,700,000   INTERMOUNTAIN POWER AGENCY UTAH
                 SERIES A (ELECTRIC POWER & LIGHT REVENUE, AGM INSURED)        5.00       07/01/2018        4,012,907
       900,000   UTAH COUNTY UT LAKEVIEW ACADEMY SERIES A (OTHER REVENUE)      5.35       07/15/2017          847,557
       400,000   UTAH COUNTY UT LINCOLN ACADEMY SERIES A (OTHER REVENUE)++     5.45       06/15/2017          379,128
       985,000   WEST VALLEY CITY UT CHARTER SCHOOL MONTICELLO ACADEMY
                 (PRIVATE SCHOOL REVENUE)++ss                                  6.38       06/01/2037          869,331

                                                                                                            6,108,923
                                                                                                       --------------
VIRGIN ISLANDS: 0.06%
       500,000   VIRGIN ISLANDS PFA MATCHING FUND LOAN NOTES DIAGO
                 SERIES A (OTHER REVENUE)                                      6.00       10/01/2014          531,600
                                                                                                       --------------
VIRGINIA: 0.58%
     2,000,000   CHESTERFIELD COUNTY VA IDA PCR SERIES A (IDR)+/-ss            5.88       06/01/2017        2,057,760
     1,800,000   MARQUIS CDA VA (SPECIAL ASSESSMENT REVENUE)                   5.63       09/01/2018        1,441,062
       750,000   REYNOLDS CROSSING CDA VA REYNOLDS CROSSING PROJECT
                 (SPECIAL ASSESSMENT REVENUE)                                  5.10       03/01/2021          715,140
        55,000   VIRGINIA COLLEGE BUILDING AUTHORITY VA REGENT
                 UNIVERSITY PROJECT (COLLEGE & UNIVERSITY REVENUE)             5.00       06/01/2013           58,036
       210,000   VIRGINIA COLLEGE BUILDING AUTHORITY VA REGENT UNIVERSITY
                 PROJECT (COLLEGE & UNIVERSITY REVENUE)                        5.00       06/01/2015          221,783
     1,100,000   WATKINS CENTRE CDA VA (SPECIAL ASSESSMENT REVENUE)            5.40       03/01/2020        1,067,682

                                                                                                            5,561,463
                                                                                                       --------------
WASHINGTON: 2.32%
     5,000,000   ENERGY NORTHWEST WA ELECTRIC PROJECT SERIES 1-A
                 (ELECTRIC POWER & LIGHTING REVENUE)                           5.00       07/01/2017        5,819,400
     1,410,000   GOAT HILL PROPERTIES WA GOVERNMENT OFFICE BUILDING
                 PROJECT (LEASE REVENUE, NATL-RE INSURED, COUNTY
                 GUARANTEED)                                                   5.00       12/01/2021        1,500,141
       695,000   GRANT COUNTY WA PUBLIC UTILITY DISTRICT # 2 PRIEST RAPIDS
                 SERIES A (ELECTRIC, POWER & LIGHT REVENUE, NATL -RE FGIC
                 INSURED)                                                      5.00       01/01/2023          735,004
       750,000   KING COUNTY WA SERIES A (PROPERTY TAX REVENUE)                4.00       12/01/2017          831,210
     2,225,000   QUINAULT INDIAN NATION WA QUINAULT BEACH SERIES A
                 (OTHER REVENUE, ACA INSURED)                                  5.80       12/01/2015        1,946,897
     1,480,000   TES PROPERTIES WA (LEASE REVENUE)                             5.00       12/01/2024        1,583,186
     1,400,000   TES PROPERTIES WA (LEASE REVENUE)                             5.50       12/01/2029        1,500,800
       400,000   TOBACCO SETTLEMENT AUTHORITY WA ASSET-BACKED
                 (TOBACCO SETTLEMENT FUNDED REVENUE)                           5.50       06/01/2012          416,664

                 50 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE       VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
WASHINGTON (continued)
$    4,850,000   TOBACCO SETTLEMENT AUTHORITY WA ASSET-BACKED (TOBACCO
                 SETTLEMENT FUNDED REVENUE)                                    6.50%      06/01/2026   $    4,955,827
       800,000   WASHINGTON STATE HEFAR PACIFIC LUTHERAN UNIVERSITY
                 (COLLEGE & UNIVERSITY REVENUE, RADIAN INSURED)                5.00       11/01/2013          834,872
     1,055,000    WASHINGTON STATE HEFAR PACIFIC LUTHERAN UNIVERSITY
                 (COLLEGE & UNIVERSITY REVENUE, RADIAN INSURED)                5.00       11/01/2014        1,098,698
     1,010,000   WASHINGTON STATE HEFAR WHITWORTH UNIVERSITY PROJECT
                 (COLLEGE & UNIVERSITY REVENUE)                                5.00       10/01/2015        1,079,064

                                                                                                           22,301,763
                                                                                                       --------------
WEST VIRGINIA: 0.35%
     2,000,000   WEST VIRGINIA ECONOMIC DEVELOPMENT AUTHORITY PCR
                 APPALACHIAN POWER COMPANY AMOS SERIES C (ELECTRIC
                 REVENUE)+/-ss                                                 4.85       05/01/2019        2,131,660
     1,100,000   WEST VIRGINIA SCHOOL BUILDING AUTHORITY (OTHER REVENUE)       5.25       07/01/2020        1,239,898

                                                                                                            3,371,558
                                                                                                       --------------
WISCONSIN: 0.90%
     1,620,000   KENOSHA WI UNIVERSITY SCHOOL DISTRICT NUMBER 001 SERIES A
                 (PROPERTY TAX REVENUE)                                        4.50       04/01/2015        1,756,048
        75,000   ST. CROIX FALLS WI CDA (LEASE REVENUE)                        4.40       12/01/2010           75,758
        20,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY
                 SERIES E (HOUSING REVENUE, GO OF AUTHORITY)                   4.00       05/01/2013           21,143
       210,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY
                 SERIES E (HOUSING REVENUE, GO OF AUTHORITY)                   4.15       05/01/2015          224,146
       890,000   WISCONSIN STATE HEFA BELL TOWER RESIDENCE PROJECT
                 (HCFR, ALLIED IRISH BANK PLC LOC)                             4.75       07/01/2015          926,543
     3,000,000   WISCONSIN STATE HEFA MERCY ALLIANCE INCORPORATED
                 SERIES A (HCFR)                                               5.00       06/01/2019        3,113,700
     2,650,000   WISCONSIN STATE HEFA SERIES M (HCFR, NATL-RE
                 INSURED )+/-(a)ss                                             0.70       06/01/2019        2,491,337

                                                                                                            8,608,675
                                                                                                       --------------

TOTAL MUNICIPAL BONDS & NOTES (COST $919,781,500)                                                         935,277,042
                                                                                                       --------------
SHORT-TERM INVESTMENTS: 2.72%

    SHARES                                                                    YIELD
--------------                                                              --------
INVESTMENT COMPANIES: 2.72%
    26,118,929   WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET
                 TRUST~(l)(u)                                                  0.20                        26,118,929
                                                                                                       --------------
TOTAL SHORT-TERM INVESTMENTS (COST $26,118,929)                                                            26,118,929
                                                                                                       --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $945,900,429)*                                               100.00%                                961,395,971
OTHER ASSETS AND LIABILITIES, NET                                    0.00                                      (7,263)
                                                                   ------                              --------------
TOTAL NET ASSETS                                                   100.00%                             $  961,388,708
                                                                   ------                              --------------

                 Wells Fargo Advantage Municipal Income Funds 51


Portfolio of Investments--June 30, 2010

INTERMEDIATE TAX/AMT-FREE FUND

----------
+/-  Variable rate investments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

##   Zero coupon security. Rate represents yield to maturity.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

ss These securities are subject to a demand feature which reduces the effective maturity.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(i)  Illiquid security (unaudited).

**   Issuers currently in default.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

(u)  Rate shown is the 7-day annualized yield at period end.

(l)  Investment in an affiliate.

* Cost for federal income tax purposes is $945,883,420 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $24,138,436
Gross unrealized depreciation    (8,625,885)
                                -----------
Net unrealized appreciation     $15,512,551

The accompanying notes are an integral part of these financial statements.

                 52 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE       VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
MORTGAGE-BACKED SECURITIES: 2.34%
$   20,000,000   FHLMC MULTIFAMILY VRD CERTIFICATES (TE) SERIES M012
                 CLASS A1A+/-ss                                                5.50%      08/15/2051   $   22,018,200

                 TOTAL MORTGAGE-BACKED SECURITIES (COST $21,814,230)                                       22,018,200
                                                                                                       --------------
MUNICIPAL BONDS & NOTES: 96.40%
ALABAMA: 1.28%
      800,000    ALABAMA DRINKING WATER FINANCE REVOLVING FEDERAL LOAN
                 SERIES A (WATER REVENUE, AMBAC INSURED)                       4.85       08/15/2022          800,432
      775,000    JEFFERSON COUNTY AL LIMITED OBLIGATION SERIES A (SALES
                 TAX REVENUE, FSA INSURED)                                     5.25       01/01/2018          771,249
    1,675,000    JEFFERSON COUNTY AL LIMITED OBLIGATION SUBSERIES A 1
                 (LICENSING FEES REVENUE, AMBAC INSURED)+/-ss(a)(m)(n)         0.96       01/01/2027        1,055,250
    2,350,000    JEFFERSON COUNTY AL LIMITED OBLIGATION SUBSERIES A 2
                 (LICENSING FEES REVENUE, AMBAC INSURED)+/-ss(a)(m)(n)         0.96       01/01/2027        1,480,500
    2,175,000    JEFFERSON COUNTY AL LIMITED OBLIGATION SUBSERIES A 3
                 (LICENSING FEES REVENUE, AMBAC INSURED)+/-ss(a)(m)(n)         0.96       01/01/2027        1,370,250
      150,000    JEFFERSON COUNTY AL LIMITED OBLIGATION SUBSERIES A 4
                 (LICENSING FEES REVENUE, AMBAC INSURED)+/-ss(a)(m)(n)         0.97       01/01/2027           94,500
    2,860,000    JEFFERSON COUNTY AL SERIES B 8 (SEWER REVENUE, AGM
                 INSURED)                                                      5.25       02/01/2014        2,713,511
       460,000   JEFFERSON COUNTY AL SERIES B 8 (SEWER REVENUE, AGM
                 INSURED)                                                      5.25       02/01/2015          433,555
       475,000   JEFFERSON COUNTY AL SERIES C 10 (SEWER REVENUE, AGM
                 INSURED)+/-ss(a)(m)(n)                                        0.52       02/01/2042          190,000
       350,000   JEFFERSON COUNTY AL SERIES C 2 (SEWER REVENUE, FGIC
                 INSURED)+/-ss(a)(m)(n)                                        0.95       02/01/2042          140,000
       800,000   JEFFERSON COUNTY AL SERIES C 4 (SEWER REVENUE, FGIC
                 INSURED)+/-ss(a)(m)(n)                                        0.96       02/01/2042          320,000
     1,875,000   JEFFERSON COUNTY AL SERIES C 5 (SEWER REVENUE, XLCA
                 INSURED) +/-ss(a)(m)(n)                                       1.05       02/01/2040          750,000
       325,000   JEFFERSON COUNTY AL SERIES C 7 (SEWER REVENUE, FGIC
                 INSURED) +/-ss(a)(m)(n)                                       0.97       02/01/2042          130,000
       600,000   JEFFERSON COUNTY AL SERIES C 8 (SEWER REVENUE, FGIC
                 INSURED) +/-ss(a)(m)(n)                                       0.96       02/01/2042          240,000
       300,000   JEFFERSON COUNTY AL SERIES C 9 (SEWER REVENUE, AGM
                 INSURED) +/-ss(a)(m)(n)                                       0.52       02/01/2042          120,000
       500,000   JEFFERSON COUNTY AL SUBSERIES B 1 B (SEWER REVENUE, FGIC
                 INSURED)+/-ss(a)(m)(n)                                        1.04       02/01/2042          200,000
     2,975,000   JEFFERSON COUNTY AL SUBSERIES B 1 C (SEWER REVENUE, FGIC
                 INSURED) +/-ss(a)(m)(n)                                       1.04       02/01/2042        1,190,000

                                                                                                           11,999,247
                                                                                                       --------------
ARIZONA: 3.85%
    12,495,000   ARIZONA HEALTH FACILITIES AUTHORITY BANNER HEALTH
                 SERIES B (HCFR)+/-ss                                          1.01       01/01/2037        7,996,800
     5,000,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S
                 HOSPITAL SERIES A (HCFR)+/-ss                                 1.31       02/01/2042        4,400,000
     4,045,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S
                 HOSPITAL SERIES B (HCFR)+/-ss                                 1.16       02/01/2042        3,584,881
     1,000,000   ARIZONA SCHOOL FACILITIES BOARD REVENUE REFUNDING STATE
                 SCHOOL TRUST (OTHER REVENUE, AMBAC INSURED)                   4.00       07/01/2015        1,023,690
     3,400,000   ARIZONA SCHOOL FACILITIES BOARD REVENUE REFUNDING STATE
                 SCHOOL TRUST (OTHER REVENUE, AMBAC INSURED)                   5.00       07/01/2016        3,601,246
     1,000,000   ARIZONA SCHOOL FACILITIES BOARD REVENUE REFUNDING STATE
                 SCHOOL TRUST (OTHER REVENUE, AMBAC INSURED)                   5.00       07/01/2017        1,050,890
     1,690,000   ARIZONA SCHOOL FACILITIES BOARD REVENUE REFUNDING STATE
                 SCHOOL TRUST (OTHER REVENUE, AMBAC INSURED)                   5.00       07/01/2018        1,762,417
     3,275,000   ARIZONA SPORTS & TOURISM AUTHORITY MULTIPURPOSE STADIUM
                 FACILITY PROJECT A (INCOME TAX REVENUE, NATL-RE INSURED)      5.00       07/01/2019        3,471,238
     2,875,000   MARANA AZ MUNICIPAL PROPERTY CORPORATION SERIES B (LEASE
                 REVENUE)                                                      5.13       07/01/2028        2,887,794
       215,000   NAVAJO COUNTY AZ MUNICIPAL PROPERTY CORPORATION JAIL
                 FACILITIES (LEASE REVENUE, ACA INSURED)                       5.63       07/01/2010          214,998
       800,000   PIMA COUNTY AZ IDA ACCLAIM CHARTER SCHOOL PROJECT
                 (EDUCATIONAL FACILITIES REVENUE)                              5.60       12/01/2016          768,232
     2,000,000   PIMA COUNTY AZ IDA CONSTELLATION SCHOOL PROJECT (LEASE
                 REVENUE)                                                      7.00       01/01/2038        1,868,920
       100,000   PIMA COUNTY AZ IDA GLOBAL WATER RESOURCES LLC PROJECT
                 (WATER & SEWER REVENUE)                                       5.45       12/01/2017           96,740
     1,500,000   PIMA COUNTY AZ IDA LEGACY TRADITIONAL SCHOOL PROJECT
                 (GENERAL FUND REVENUE)                                        8.50       07/01/2039        1,594,905
     1,875,000   VERRADO AZ COMMUNITY FACILITIES DISTRICT # 1 (PROPERTY
                 TAX REVENUE)                                                  6.00       07/15/2013        1,931,513

                                                                                                           36,254,264
                                                                                                       --------------

                 Wells Fargo Advantage Municipal Income Funds 53


Portfolio of Investments--June 30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE       VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
CALIFORNIA: 10.88%
$    2,500,000   ACCESS TO LOANS FOR LEARNING STUDENT LOAN CORPORATION CA
                 STUDENT LOAN PROGRAM SERIES D2 (STUDENT LOAN REVENUE,
                 GUARANTEED STUDENT LOANS)                                     7.85%      07/01/2025   $    2,248,825
     7,795,000   ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY CA CAPITAL
                 APPRECIATION SUB LIEN SERIES A (TRANSPORTATION REVENUE,
                 AMBAC INSURED)##                                              5.54       10/01/2018        4,961,440
     7,500,000   ALHAMBRA CA SCHOOL DISTRICT CAPITAL APPRECIATION
                 SERIES B (GENERAL OBLIGATION, ASSURED GUARANTEE)##            6.31       08/01/2031        2,023,725
     4,775,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
                 CALIFORNIA INDEPENDENT SYSTEM OPERATOR SERIES A
                 (ELECTRIC, POWER & LIGHT REVENUE)                             5.75       02/01/2039        4,915,958
     7,905,000   CALIFORNIA PCFA ENVIRONMENTAL IMPROVEMENT BP WEST COAST
                 PRODUCTS LLC REFUNDING (RESOURCE RECOVERY)+/-ss               2.60       12/01/2046        6,956,479
     2,100,000   CALIFORNIA PCFA REPUBLIC SERVICES INCORPORATED PROJECT
                 SERIES B (RESOURCE RECOVERY REVENUE)+/-ss                     5.25       06/01/2023        2,149,098
     2,500,000   CALIFORNIA STATE GO (PROPERTY TAX)                            5.25       03/01/2030        2,522,450
     5,000,000   CALIFORNIA STATE GO (PROPERTY TAX)                            6.00       03/01/2033        5,371,350
     1,000,000   CALIFORNIA STATEWIDE CDA ASPIRE PUBLIC SCHOOLS (COLLEGE &
                 UNIVERSITY REVENUE)                                           5.00       07/01/2020        1,022,940
     1,950,000   CALIFORNIA STATEWIDE CDA COP SAVRS TAX EXEMPT CONVERSION
                 02/10/05 (ACA INSURED)+/-ss(a)                                1.04       05/15/2029        1,856,371
     2,000,000   CALIFORNIA STATEWIDE CDA KAISER PERMANENTE SERIES B
                 (HCFR, BHAC CREDIT)+/-ss                                      0.98       04/01/2036        1,340,000
     2,000,000   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
                 CATHOLIC HEALTH CARE WEST SERIES D (HCFR)                     5.50       07/01/2031        2,052,540
     2,920,000   CORONA-NORCA USD CAPITAL APPRECIATION ELECTION 2006
                 SERIES C (PROPERTY TAX REVENUE, AGM INSURED)+/-ss##           1.27       08/01/2039        2,014,888
     1,275,000   DINUBA CA REDEVELOPMENT AGENCY MERGED CITY REDEVELOPMENT
                 PROJECT # 2 (TAX ALLOCATION REVENUE)                          4.45       10/01/2011        1,277,741
     5,340,000   ESCONDIDO CA HIGH SCHOOL DISTRICT CAPITAL APPRECIATION
                 ELECTION 2008 SER. A (EDUCATION REVENUE, ASSURED
                 GUARANTEE)##                                                  6.09       08/01/2029        1,699,295
     9,800,000   GILROY CA SCHOOL DISTRICT CAPITAL APPRECIATION BONDS
                 ELECTION 2008 SERIES A (GENERAL OBLIGATION, ASSURED
                 GUARANTEE)##                                                  6.35       08/01/2032        2,463,818
     1,265,000   HAWTHORNE CA SCHOOL DISTRICT CAPITAL APPRECIATION
                 ELECTION OF 1997 SERIES C (GENERAL OBLIGATION, NATL-RE
                 INSURED)##                                                    6.71       11/01/2025          460,561
       175,000   LAKE TAHOE CA UNIFIED SCHOOL DISTRICT CAPITAL
                 APPRECIATION SERIES A (PROPERTY TAX REVENUE, NATL-RE
                 FGIC INSURED)##                                               4.55       08/01/2019          116,095
     1,265,000   LITTLE LAKE CA CITY SCHOOL DISTRICT CAPITAL APPRECIATION
                 ELECTION 2000 SERIES D (GENERAL OBLIGATION)##                 6.06       07/01/2027          458,411
     1,470,000   LITTLE LAKE CA CITY SCHOOL DISTRICT CAPITAL APPRECIATION
                 ELECTION 2000 SERIES D (GENERAL OBLIGATION)##                 6.23       07/01/2029          458,155
       400,000   LOS ANGELES CA HARBOR DEPARTMENT (AIRPORT & MARINA
                 REVENUE, NATL-RE INSURED)                                     5.00       08/01/2018          426,640
     2,000,000   M-S-R ENERGY AUTHORITY OF CALIFORNIA SERIES B (NATURAL
                 GAS REVENUE)                                                  6.50       11/01/2039        2,142,820
       725,000   MADERA COUNTY CA COP VALLEY CHILDREN'S HOSPITAL (HCFR,
                 NATL-RE INSURED)                                              6.50       03/15/2015          782,797
    13,560,000   NORTHERN CA GAS AUTHORITY # 1 LIBOR (UTILITIES
                 REVENUE)+/-ss                                                 0.80       07/01/2017       11,034,450
     5,265,000   NORTHERN CA GAS AUTHORITY # 1 LIBOR (UTILITIES
                 REVENUE)+/-ss                                                 0.83       07/01/2019        3,876,356
    30,000,000   NORWALK-LA MIRADA CA USD CAPITAL APPRECIATION ELECTION
                 2002 SERIES E (PROPERTY TAX REVENUE, ASSURED GUARANTEE)##     6.53       08/01/2038        4,949,100
     1,000,000   OAKLAND CA USD ALAMEDA COUNTY ELECTION 2006 SERIES A
                 (PROPERTY TAX REVENUE)                                        6.50       08/01/2024        1,107,250
     2,000,000   ONTARIO MONTCLAIR CA SCHOOL DISTRICT (PROPERTY TAX
                 REVENUE, ASSURED GUARANTEE)##                                 6.06       08/01/2030          602,900
       360,000   PICO RIVERA CA WATER AUTHORITY SERIES A (WATER REVENUE)       5.75       12/01/2012          374,292
     1,190,000   PORT HUENEME CA REDEVELOPMENT AGENCY CENTRAL COMMUNITY
                 PROJECT (TAX ALLOCATION REVENUE, AMBAC INSURED)               5.50       05/01/2014        1,207,553
     4,345,000   RICHMOND CA JOINT POWERS FINANCING AUTHORITY CIVIC
                 CENTER PROJECT SERIES A (LEASE REVENUE, ASSURED
                 GUARANTEE)                                                    5.88       08/01/2037        4,609,915
     5,420,000   RICHMOND CA JOINT POWERS FINANCING AUTHORITY POINT
                 POTRERO SERIES A (LEASE REVENUE)                              6.25       07/01/2024        5,889,155
    20,600,000   ROWLAND CA USD 2006 ELECTION SERIES B (PROPERTY TAX
                 REVENUE)##                                                    6.52       08/01/2039        3,196,090
       300,000   SAN DIEGO COUNTY CA COP (LEASE REVENUE, AMBAC INSURED)        5.63       09/01/2012          308,145
     1,000,000   SAN JOSE CA MFHR LENZEN HOUSING SERIES B (MFHR, GNMA
                 INSURED)                                                      5.45       02/20/2043        1,007,370
     2,285,000   SANTA MONICA CA COMMUNITY COLLEGE DISTRICT 2002 ELECTION
                 SERIES E (PROPERTY TAX REVENUE)##                             5.13       08/01/2023        1,175,838

                 54 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE       VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
CALIFORNIA (continued)
$    2,265,000   SANTA MONICA CA COMMUNITY COLLEGE DISTRICT 2002 ELECTION
                 SERIES E (PROPERTY TAX REVENUE)##                             5.24%      08/01/2024   $    1,092,138
     2,165,000   SANTA MONICA CA COMMUNITY COLLEGE DISTRICT 2002 ELECTION
                 SERIES E (PROPERTY TAX REVENUE)##                             5.35       08/01/2025          974,770
     1,525,000   SANTA MONICA CA COMMUNITY COLLEGE DISTRICT 2002 ELECTION
                 SERIES E (PROPERTY TAX REVENUE)##                             5.47       08/01/2026          639,112
       205,000   SANTA ROSA CA RANCHERIA TACHI YOKUT TRIBE ENTERPRISE
                 (OTHER REVENUE)++                                             4.50       03/01/2011          204,934
     1,430,000   SOUTH PASADENA CA USD CAPITAL APPRECIATION SERIES C
                 (PROPERTY TAX REVENUE, NATL-RE FGIC INSURED)##                5.24       11/01/2021          794,966
       925,000   SOUTH PASADENA CA USD CAPITAL APPRECIATION SERIES C
                 (PROPERTY TAX REVENUE, NATL-RE FGIC INSURED)##                6.11       08/01/2029          293,271
     4,975,000   STUDENT EDUCATION LOAN MARKETING CORPORATION CA
                 SERIES IV D1 (HEFAR, GUARANTEED STUDENT LOANS)                5.88       01/01/2018        4,336,260
     1,610,000   UNION ELEMENTARY SCHOOL DISTRICT CA CAPITAL APPRECIATION
                 SERIES A (PROPERTY TAX REVENUE, NATL-RE FGIC INSURED)##       5.03       09/01/2022          878,223
     2,800,000   UNION ELEMENTARY SCHOOL DISTRICT CA CAPITAL APPRECIATION
                 SERIES A (PROPERTY TAX REVENUE, NATL-RE FGIC INSURED)##       5.44       09/01/2024        1,307,516
     5,000,000   UNIVERSITY OF CALIFORNIA MEDICAL CENTER POOLED INDEX
                 SERIES C-2 (HCFR)+/-ss                                        1.00       05/15/2047        2,750,000

                                                                                                          102,332,001
                                                                                                       --------------
COLORADO: 2.12%
     2,200,000   COLORADO ECFA CHARTER SCHOOL AMERICAN ACADEMY PROJECT
                 (LEASE REVENUE, MORAL OBLIGATION)                             7.13       12/01/2033        2,502,896
     3,385,000   COLORADO ECFA CHARTER SCHOOL BANNING LEWIS (PRIVATE
                 SCHOOLS REVENUE)++                                            6.13       12/15/2035        2,987,906
     1,420,000   COLORADO ECFA CHARTER SCHOOL COMMUNITY LEADERSHIP (LEASE
                 REVENUE)                                                      5.75       07/01/2019        1,338,123
       470,000   COLORADO ECFA CHARTER SCHOOL MONUMENT ACADEMY PROJECT
                 (OTHER REVENUE)                                               5.50       10/01/2017          473,027
       500,000   COLORADO ECFA CHARTER SCHOOL MONUMENT ACADEMY SERIES A
                 (LEASE REVENUE)                                               7.25       10/01/2039          504,080
     2,165,000   COLORADO ECFA UNION COLONY CHARTER SCHOOL PROJECT (OTHER
                 REVENUE)++                                                    5.75       12/01/2037        1,747,934
       605,000   COLORADO HFA SERIES A2 (SFHR, NATL-RE INSURED)                6.50       08/01/2031          635,462
       155,000   COLORADO HFA SERIES B2 (SFHR)                                 7.10       04/01/2017          160,524
       635,000   COLORADO HFA SERIES B3 (SFHR, AGM INSURED)                    6.70       08/01/2017          676,205
     4,465,000   E-470 PUBLIC HIGHWAY AUTHORITY CO CAPITAL APPRECIATION
                 SENIOR LIEN SERIES B (TOLL ROAD REVENUE, NATL-RE
                 INSURED)##                                                    4.91       09/01/2016        3,306,199
     2,290,000   EAGLE COUNTY CO AIRPORT TERMINAL CORPORATION AIRPORT
                 TERMINAL IMPROVEMENT PROJECT SERIES A (AIRPORT REVENUE)       5.15       05/01/2017        2,176,050
       405,000   EAGLE COUNTY CO AIRPORT TERMINAL CORPORATION AIRPORT
                 TERMINAL IMPROVEMENT PROJECT SERIES B (AIRPORT REVENUE)       5.05       05/01/2015          390,270
       390,000   EAGLE COUNTY CO AIRPORT TERMINAL CORPORATION AIRPORT
                 TERMINAL IMPROVEMENT PROJECT SERIES B (AIRPORT REVENUE)       5.25       05/01/2020          366,760
     2,500,000   PUBLIC AUTHORITY FOR CO ENERGY NATURAL GAS (UTILITIES
                 REVENUE)                                                      5.75       11/15/2018        2,644,025

                                                                                                           19,909,461
                                                                                                       --------------
CONNECTICUT: 0.16%
     1,470,000   EASTERN CONNECTICUT RESOURCE RECOVERY AUTHORITY SOLID
                 WASTE REVENUE WHEELABRATOR LISBON PROJECT SERIES A
                 (OTHER REVENUE)                                               5.50       01/01/2014        1,474,425
                                                                                                       --------------
DISTRICT OF COLUMBIA: 0.02%
       205,000   DISTRICT OF COLUMBIA TOBACCO SETTLEMENT FINANCING
                 CORPORATION ASSET-BACKED BONDS (TOBACCO SETTLEMENT
                 FUNDED REVENUE)                                               5.70       05/15/2012          210,945
                                                                                                       --------------
FLORIDA: 3.16%
     2,200,000   BROWARD COUNTY FL PROFESSIONAL SPORTS FACILITIES PROJECT
                 SERIES A (OTHER REVENUE, AMBAC INSURED)                       5.00       09/01/2021        2,260,588
     2,265,000   CAPE CORAL FL BOND ANTICIPATION NOTES (WATER REVENUE)         6.00       10/01/2011        2,302,984
     3,000,000   CITRUS COUNTY FL COP QUALIFIED SCHOOL CONSTRUCTION BOARD
                 (OTHER REVENUE)                                               6.74       04/01/2027        3,177,210

                 Wells Fargo Advantage Municipal Income Funds 55


Portfolio of Investments--June 30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
FLORIDA (continued)
$    3,275,000   CONNERTON WEST COMMUNITY DEVELOPMENT DISTRICT FL
                 SERIES B (SPECIAL ASSESSMENT REVENUE)####(i)                 5.13%       05/01/2016   $    1,259,565
       205,000   GULF BREEZE FL REVENUE MIAMI BEACH LOCAL GOVERNMENT
                 SERIES B (OTHER REVENUE, FGIC INSURED)+/-ss                  4.75        12/01/2015          210,162
        75,000   HILLSBOROUGH COUNTY FL PORT DISTRICT TAMPA PORT
                 AUTHORITY PROJECT SERIES A
                 PREREFUNDED (AIRPORT REVENUE, NATL-RE INSURED)               5.75        06/01/2018           79,661
     4,245,000   MIAMI DADE COUNTY FL IDA AIRIS MIAMI II LLC PROJECT
                 (IDR, AMBAC INSURED)                                         6.00        10/15/2025        3,798,511
     5,000,000   MIAMI DADE COUNTY FL IDR SERIES C (OTHER REVENUE)+/-ss       3.21        07/01/2032        5,000,000
     3,210,000   ORLANDO FL HOUSING AUTHORITY WEST OAKS APARTMENTS
                 PROJECTS PUTABLE (HOUSING REVENUE, FNMA INSURED)             5.05        08/01/2033        3,411,267
     4,750,000   PUTNAM COUNTY FL DEVELOPMENT AUTHORITY PCR SEMINOLE
                 PROJECT SERIES A (ELECTRIC, POWER & LIGHT REVENUE, AMBAC
                 INSURED)+/-ss                                                5.35        03/15/2042        5,153,180
     3,965,000   SUNRISE FL CAPITAL APPRECIATION SERIES B (TAX
                 REVENUE, NATL-RE INSURED)##                                  3.91        10/01/2016        3,107,608

                                                                                                           29,760,736
                                                                                                       --------------
GEORGIA: 0.64%
       465,000   FORSYTH COUNTY GA HOSPITAL AUTHORITY ANTICIPATION
                 CERTIFICATES GEORGIA BAPTIST HEALTH CARE SYSTEM PROJECT
                 (HCFR)                                                       6.38        10/01/2028          587,876
       450,000   GEORGIA MUNICIPAL ELECTRIC AUTHORITY POWER REVENUE
                 UNREFUNDED (ELECTRIC REVENUE, NATL-RE INSURED)               6.50        01/01/2017          525,402
         5,000   GEORGIA STATE SERIES B PREREFUNDED (OTHER REVENUE)           6.25        03/01/2011            5,201
     3,230,000   MAIN STREET NATURAL GAS INCORPORATED GA GAS PROJECT
                 SERIES A (NATURAL GAS REVENUE)                               5.50        09/15/2022        3,234,845
     1,590,000   MAIN STREET NATURAL GAS INCORPORATED GA GAS PROJECT
                 SERIES B (NATURAL GAS REVENUE)                               5.00        03/15/2016        1,640,753

                                                                                                            5,994,077
                                                                                                       --------------
GUAM: 0.03%
       280,000   GUAM EDUCATION FINANCING FOUNDATION COP GUAM PUBLIC
                 SCHOOL FACILITIES PROJECT
                 SERIES B (LEASE REVENUE, ACA INSURED)                        4.50        10/01/2026          224,283
        60,000   GUAM HOUSING CORPORATION GUARANTEED MORTGAGE-BACKED
                 SECURITIES SERIES A
                 (SFMR, FHLMC INSURED)                                        5.75        09/01/2031           65,831

                                                                                                              290,114
                                                                                                       --------------
HAWAII: 0.00%
        40,000   HAWAII STATE HOUSING FINANCE & DEVELOPMENT
                 CORPORATION SERIES A (SFMR, FNMA INSURED)                    5.75        07/01/2030           40,506
                                                                                                       --------------
IDAHO: 1.93%
     6,300,000   BOISE-KUNA ID IRRIGATION DISTRICT ARROWROCK
                 HYDROELECTRIC PROJECT
                 (ELECTRIC, POWER & LIGHT REVENUE)                            7.38        06/01/2040        7,136,199
     1,650,000   IDAHO HOUSING & FINANCE ASSOCIATION IDAHO ARTS
                 CHARTER SCHOOL INCORPORATED
                 SERIES A (OTHER REVENUE)                                     6.50        12/01/2038        1,572,071
       500,000   IDAHO HOUSING & FINANCE ASSOCIATION LIBERTY CHARTER
                 SCHOOL SERIES A (OTHER REVENUE)                              6.00        06/01/2038          491,330
     2,500,000   IDAHO HOUSING & FINANCE ASSOCIATION NORTH STAR
                 CHARTER SCHOOL PROJECT SERIES A (OTHER REVENUE)              9.50        07/01/2039        2,908,625
     1,500,000   IDAHO HOUSING & FINANCE ASSOCIATION SERIES A (OTHER
                 REVENUE)                                                     6.13        07/01/2038        1,444,695
        55,000   IDAHO HOUSING & FINANCE ASSOCIATION SERIES C2 (SFMR)         6.35        07/01/2015           55,086
       290,000   IDAHO HOUSING & FINANCE ASSOCIATION SERIES E CLASS
                 I (SFMR)                                                     3.60        07/01/2033          290,951
        90,000   IDAHO HOUSING & FINANCE ASSOCIATION SERIES H2
                 (SFMR, FHA INSURED)                                          6.15        01/01/2028           90,437
     4,000,000   UNIVERSITY OF IDAHO GENERAL SERIES 2011 (COLLEGE &
                 UNIVERSITY REVENUE)+/-ss                                     5.25        04/01/2041        4,133,960

                                                                                                           18,123,354
                                                                                                       --------------
ILLINOIS: 6.91%
     2,740,000   AURORA IL SERIES B (TAX/ALLOCATION REVENUE)                  5.85        12/30/2013        2,771,017
     4,150,000   CHICAGO IL BOARD OF EDUCATION LEASE CERTIFICATES
                 SERIES A
                 (LEASE REVENUE, NATL-RE INSURED)                             6.00        01/01/2020        4,803,044

                 56 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
ILLINOIS (continued)
$    3,060,000   CHICAGO IL CAPITAL APPRECIATION PROJECT REFUNDING
                 SERIES A (OTHER REVENUE, NATL-RE INSURED)+/-ss##              5.56%      01/01/2021   $    3,222,700
       190,000   DUPAGE COUNTY IL SPECIAL SERVICE AREA # 31 MONARCH
                 LANDING PROJECT (SPECIAL TAX REVENUE)                         5.40       03/01/2016          183,247
     2,390,000   EUREKA IL EUREKA COLLEGE PROJECT 1998 SERIES B (OTHER
                 REVENUE)+/-ss                                                 7.00       01/01/2019        2,413,279
       146,156   ILLINOIS DEVELOPMENT FINANCE AUTHORITY BALANCE
                 COMMUNITY REHABILITATION SERIES A (HCFR)####                  7.88       07/01/2020          105,054
       305,000   ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY
                 REHABILITATION SERIES A
                 (HCFR, GO OF PARTICIPANTS)                                    5.35       07/01/2027          271,526
     1,620,000   ILLINOIS FINANCE AUTHORITY REVENUE IL MEDICAL
                 DISTRICT COMMISSION PROJECT A
                 (HCFR, CIFG INSURED)                                          4.13       09/01/2018        1,622,106
     1,000,000   ILLINOIS HOUSING DEVELOPMENT AUTHORITY GNMA
                 COLLATERIZED SERIES A
                 (HOUSING REVENUE, GNMA INSURED)                               5.05       12/20/2020          991,650
     2,000,000   ILLINOIS HOUSING DEVELOPMENT AUTHORITY MULTI HOUSING
                 SERIES A-1 (MFHR, GNMA INSURED)                               5.75       12/20/2032        1,994,960
     3,000,000   ILLINOIS HOUSING DEVELOPMENT AUTHORITY MUTLI HOUSING
                 SERIES A-1 (HOUSING REVENUE, GNMA INSURED)                    5.80       12/20/2041        2,982,750
     1,500,000   ILLINOIS STATE SALES TAX SERIES 1 (TAX REVENUE,
                 NATL-RE & FGIC INSURED)                                       6.00       06/15/2026        1,763,595
     6,000,000   KANE COOK & DU PAGE COUNTIES IL SCHOOL DISTRICT
                 NUMBER 46 SERIES B
                 (GENERAL OBIGATION)##                                         4.66       01/01/2023        3,364,800
     8,450,000   KANE COUNTY IL COMMUNITY USD # 304 GENEVA SERIES A
                 (PROPERTY TAX REVENUE, AGM INSURED)                           9.00       01/01/2023       12,532,449
     5,000,000   KENDALL KANE & WILL COUNTIES IL COMMUNITY SCHOOL
                 DISTRICT NUMBER 308
                 (GENERAL OBLIGATION, AGM INSURED)##                           5.15       02/01/2026        2,258,700
    11,050,000   KENDALL KANE & WILL COUNTIES IL COMMUNITY SCHOOL
                 DISTRICT NUMBER 308
                 (GENERAL OBLIGATION, AGM INSURED)##                           5.22       02/01/2027        4,690,173
     1,745,000   LAKE COUNTY IL COMMUNITY CONSOLIDATED SCHOOL DISTRICT
                 # 24 MILLBURN CAPITAL APPRECIATION BONDS (PROPERTY TAX
                 REVENUE, NATL-RE INSURED)##                                   3.36       12/01/2015        1,454,911
     3,080,000   LAKE COUNTY IL COMMUNITY HIGH SCHOOL DISTRICT # 117
                 ANTIOCH CAPITAL APPRECIATION SERIES B (PROPERTY TAX
                 REVENUE, NATL-RE INSURED)##                                   4.00       12/01/2016        2,384,782
       675,000   LAKE COUNTY IL SCHOOL DISTRICT # 038 BIG HOLLOW
                 CAPITAL APPRECIATION
                 (PROPERTY TAX REVENUE, AMBAC INSURED)##                       4.68       02/01/2019          453,047
       715,000   LAKE COUNTY IL SCHOOL DISTRICT # 38 BIG HOLLOW
                 CAPITAL APPRECIATION
                 (PROPERTY TAX REVENUE, AMBAC)##                               3.75       02/01/2016          580,201
       910,000   LAKE COUNTY IL TOWNSHIP HIGH SCHOOL DISTRICT # 126
                 ZION-BENTON CAPITAL APPRECIATION (PROPERTY TAX REVENUE,
                 NATL-RE FGIC INSURED)##                                       4.42       02/01/2020          597,169
       600,000   MCHENRY & KANE COUNTYS IL COMMUNITY CONSOLIDATED
                 SCHOOL DISTRICT # 158 HUNTLEY CAPITAL APPRECIATION
                 (PROPERTY TAX REVENUE, NATL-RE FGIC INSURED)##                4.91       01/01/2019          396,888
       685,000   ROCKFORD IL FAUST LANDMARK APARTMENTS PROJECT SERIES A
                 HUD (MFHR, NATL-RE/FHA INSURED HUD SECTION 8)                 6.75       01/01/2018          686,199
     1,025,000   SOUTHWESTERN IL DEVELOPMENT AUTHORITY LOCAL GOVERNMENT
                 PROGRAM COLLINSVILLE LIMITED (SALES TAX REVENUE)              5.00       03/01/2025          810,847
     1,500,000   SOUTHWESTERN IL DEVELOPMENT FINANCE AUTHORITY LOCAL
                 GOVERNMENT PROGRAM COLLINSVILLE LIMITED (SALES TAX
                 REVENUE)                                                      5.35       03/01/2031        1,141,860
       605,000   TAZEWELL COUNTY IL SCHOOL DISTRICT # 51 (PROPERTY TAX
                 REVENUE, NATL-RE FGIC INSURED)                                9.00       12/01/2023          896,658
     2,000,000   TOWN OF CICERO IL SERIES A (PROPERTY TAX REVENUE,
                 XLCA INSURED)                                                 5.25       01/01/2016        2,055,600
     7,370,000   WILL COUNTY IL COMMUNITY USD # 201 U CRETE-MONEE CAPITAL
                 APPRECIATION (PROPERTY TAX REVENUE, NATL-RE FGIC
                 INSURED)##                                                    4.75       11/01/2019        4,748,196
     3,680,000   WILL COUNTY IL COMMUNITY USD # 201 U CRETE-MONEE CAPITAL
                 APPRECIATION (PROPERTY TAX REVENUE, NATL-RE FGIC
                 INSURED)##                                                    3.89       11/01/2016        2,879,342

                                                                                                           65,056,750
                                                                                                          -----------
INDIANA: 0.57%
     3,600,000   INDIANA BOND BANK SPECIAL PROGRAM BMA INDEX SERIES B2
                 (NATURAL GAS REVENUE)+/-ss                                    0.97       10/15/2022        2,974,500
       240,000   INDIANAPOLIS IN LOCAL PUBLIC IMPROVEMENT SERIES B
                 (OTHER REVENUE)                                               6.00       01/10/2020          278,131

                 Wells Fargo Advantage Municipal Income Funds 57


Portfolio of Investments--June 30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
INDIANA (continued)
$    1,450,000   VALPARAISO IN ECONOMIC DEVELOPMENT VALPARAISO
                 FAMILY YMCA (OTHER REVENUE)                                   6.00%      12/01/2036   $    1,191,393
     1,000,000   WHITING IN ENVIRONMENTAL FACILITIES BP PRODUCTS
                 NORTH AMERICA INCORPORATED (IDR)+/-ss                         2.80       06/01/2044          880,000

                                                                                                            5,324,024
                                                                                                       --------------
IOWA: 0.89%
       360,000   CORALVILLE IA COP SERIES D (LEASE REVENUE)                    5.25       06/01/2016          389,210
       295,000   XENIA RURAL WATER DISTRICT IA WATER (WATER REVENUE,
                 CIFG INSURED)                                                 3.70       12/01/2010          293,490
     1,620,000   XENIA RURAL WATER DISTRICT IA WATER (WATER REVENUE,
                 CIFG INSURED)                                                 5.00       12/01/2017        1,510,261
       500,000   XENIA RURAL WATER DISTRICT IA WATER (WATER REVENUE,
                 CIFG INSURED)                                                 4.25       12/01/2019          422,275
     1,400,000   XENIA RURAL WATER DISTRICT IA WATER (WATER REVENUE,
                 CIFG INSURED)                                                 4.50       12/01/2031        1,034,390
     6,420,000   XENIA RURAL WATER DISTRICT IA WATER (WATER REVENUE,
                 CIFG INSURED)                                                 5.00       12/01/2041        4,707,722

                                                                                                            8,357,348
                                                                                                       --------------
KANSAS: 1.67%
       150,000   KANSAS DEVELOPMENT FINANCE AUTHORITY HEALTH
                 FACILITIES HARTFORD SERIES B-1
                 (HCFR, ACA INSURED)                                           6.13       04/01/2012          152,487
     1,165,000   OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER
                 PROJECT (TAX INCREMENTAL/ALLOCATION REVENUE)                  5.50       09/01/2026          693,816
       295,000   SEDGWICK & SHAWNEE COUNTIES KS MORTGAGE-BACKED
                 SECURITIES SERIES A2 (SFMR, GNMA INSURED)+/-ss                6.70       06/01/2029          300,334
       475,000   SEDGWICK & SHAWNEE COUNTIES KS MORTGAGE-BACKED
                 SECURITIES SERIES A5 (SFMR, GNMA/FNMA INSURED)                5.70       12/01/2036          496,480
     4,050,000   WYANDOTTE COUNTY KS CITY UNIFIED GOVERNMENT
                 REFERENDUM SALES TAX SECOND LIEN AREA B
                 (SALES TAX REVENUE)                                           5.00       12/01/2020        4,130,676
    13,900,000   WYANDOTTE COUNTY KS CITY UNIFIED GOVERNMENT SALES
                 TAX SUB LIEN SERIES B (SALES TAX REVENUE)##                   5.86       06/01/2021        7,391,742
     3,320,000   WYANDOTTE COUNTY KS CITY UNITED GOVERNMENT
                 TRANSPORTATION DEVELOPMENT DISTRICT LEGENDS VILLAGE WEST
                 PROJECT (OTHER REVENUE)                                       4.88       10/01/2028        2,513,340

                                                                                                           15,678,875
                                                                                                       --------------
KENTUCKY: 2.82%
     7,910,000   KENTUCKY ASSET LIABILITY COMMISSION GENERAL FUND
                 REVENUE PROJECT SERIES A
                 (OTHER REVENUE, NATL-RE FGIC INSURED)+/-ss                    0.76       11/01/2027        6,703,725
    15,825,000   KENTUCKY ASSET LIABILITY COMMISSION GENERAL FUND
                 REVENUE PROJECT SERIES B
                 (OTHER REVENUE, NATL-RE FGIC INSURED)+/-ss                    0.78       11/01/2025       12,640,219
     4,320,000   KENTUCKY EDFA HEALTH SYSTEM NORTON HEALTHCARE
                 INCORPORATED SERIES B
                 (OTHER REVENUE)##                                             5.83       10/01/2023        2,015,798
       940,000   KENTUCKY EDFA HEALTH SYSTEM NORTON HEALTHCARE
                 INCORPORATED SERIES B (OTHER REVENUE)##                       6.23       10/01/2028          306,769
     4,580,000   KENTUCKY EDFA UNREFUNDED BALANCE NORTON SERIES C
                 (HCFR, NATL-RE INSURED)+/-ss                                  5.95       10/01/2017        4,885,486

                                                                                                           26,551,997
                                                                                                       --------------
LOUISIANA: 2.01%
     2,600,000   LOUISIANA PFA BLACK & GOLD FACILITIES PROJECT
                 SERIES A (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)         5.00       07/01/2032        2,364,310
       700,000   LOUISIANA PFA BLACK & GOLD FACILITIES PROJECT
                 SERIES A (HEFAR, CIFG INSURED)                                5.00       07/01/2030          609,525
       255,000   LOUISIANA PFA BLACK & GOLD FACILITIES PROJECT
                 SERIES A (HOUSING REVENUE, CIFG INSURED)                      4.50       07/01/2038          190,409
       925,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE
                 CORPORATION SERIES B
                 (OTHER REVENUE, AMBAC INSURED)                                5.00       06/01/2019          952,741
       345,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE
                 CORPORATION SERIES B
                 (OTHER REVENUE, AMBAC INSURED)                                5.00       06/01/2020          352,155
     2,275,000   LOUISIANA STATE TOBACCO SETTLEMENT FINANCING
                 CORPORATION SERIES 2001B
                 (TOBACCO SETTLEMENT FUNDED)                                   5.50       05/15/2030        2,237,053
     1,700,000   NEW ORLEANS LA (PROPERTY TAX REVENUE, FGIC INSURED)           5.50       12/01/2021        1,797,461
     5,950,000   NEW ORLEANS LA AVIATION BOARD GULF OPPORTUNITY ZONE
                 CONSOLIDATED RENTAL CAR
                 SERIES A (AIRPORT REVENUE)                                    6.50       01/01/2040        6,210,253

                 58 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
LOUISIANA (continued)
$    1,100,000   NEW ORLEANS LA AVIATION BOARD RESTRUCTURING SERIES
                 A-1 (AIRPORT REVENUE, ASSURED GUARANTY)                       6.00%      01/01/2023   $    1,245,387
       770,000   NEW ORLEANS LA SEWER SERVICE (SEWER REVENUE, ASSURED
                 GUARANTY)                                                     5.75       06/01/2018          824,069
       320,000   NEW ORLEANS LA SEWER SERVICE (SEWER REVENUE, ASSURED
                 GUARANTY)                                                     6.00       06/01/2019          349,840
     1,000,000   NEW ORLEANS LA SEWER SERVICE (SEWER REVENUE, ASSURED
                 GUARANTY)                                                     6.00       06/01/2024        1,066,760
       725,000   ORLEANS PARISH LA PARISHWIDE SCHOOL DISTRICT SERIES A
                 (PROPERTY TAX REVENUE, NATL-RE INSURED)                       5.13       09/01/2014          725,790

                                                                                                           18,925,753
                                                                                                       --------------
MAINE: 0.84%
     7,475,000   MAINE EDUCATIONAL AUTHORITY STUDENT LOAN REVENUE
                 CLASS A SERIES A-3
                 (STUDENT LOAN REVENUE, ASSURED GUARANTY)                      5.88       12/01/2039        7,918,641
                                                                                                       --------------
MASSACHUSETTS: 1.46%
     1,200,000   MASSACHUSETTS DEVELOPMENT FINANCE AGENCY REVENUE
                 SABIS INTERNATIONAL
                 CHARTER SERIES A (OTHER REVENUE)                              8.00       04/15/2031        1,362,468
     3,950,000   MASSACHUSETTS DEVELOPMENT FINANCE AGENCY REVENUE
                 SABIS INTERNATIONAL
                 CHARTER SERIES A (OTHER REVENUE)                              8.00       04/15/2039        4,439,998
     1,825,000   MASSACHUSETTS MUNICIPAL WHOLESALE ELECTRIC COMPANY
                 NUCLEAR MIX # 4 SERIES 1
                 (ELECTRIC REVENUE, NATL-RE INSURED)+/-ss(a)                   0.26       07/01/2017        1,656,430
     1,000,000   MASSACHUSETTS STATE INDUSTRIAL FINANCE AGENCY OGDEN
                 HAVERHILL PROJECT SERIES A
                 (RESOURCE RECOVERY REVENUE)                                   5.50       12/01/2013        1,010,850
       800,000   MASSACHUSETTS STATE PORT AUTHORITY DELTA AIRLINES
                 INCORPORATED PROJECT SERIES A
                 (LEASE REVENUE, AMBAC INSURED)                                5.50       01/01/2013          784,488
     1,200,000   MASSACHUSETTS STATE SERIES C (OTHER REVENUE, AGM
                 INSURED)+/-ss                                                 3.13       11/01/2020        1,050,048
     3,870,000   MASSACHUSETTS STATE WATER POLLUTION ABATEMENT POOL
                 PROGRAM (WATER REVENUE)+/-ss                                  2.83       08/01/2022        3,388,069

                                                                                                           13,692,351
                                                                                                       --------------
MICHIGAN: 5.38%
     1,400,000   CESAR CHAVEZ ACADEMY MI INCORPORATED COP (LEASE
                 REVENUE)                                                      8.00       02/01/2033        1,461,642
     1,955,000   DETROIT MI (PROPERTY TAX REVENUE, NATL-RE INSURED)            4.00       04/01/2011        1,947,591
     5,855,000   DETROIT MI CAPITAL IMPROVEMENT LIMITED TAX SERIES
                 A-1 (PROPERTY TAX REVENUE)                                    5.00       04/01/2015        5,603,762
     3,190,000   DETROIT MI CONVENTION FACILITY COBO HALL (TAX
                 REVENUE, NATL-RE INSURED)                                     5.00       09/30/2013        3,348,639
     1,000,000   DETROIT MI DISTRICT STATE AID (PROPERTY TAX REVENUE)          5.00       11/01/2030          994,880
     6,000,000   DETROIT MI DISTRICT STATE AID (PROPERTY TAX REVENUE)          5.25       11/01/2035        6,004,320
     1,355,000   DETROIT MI SEWAGE DISPOSAL REVENUE REFUNDING SENIOR
                 LIEN SERIES C
                 (SEWER REVENUE, NATL-RE FGIC INSURED)                         5.25       07/01/2016        1,448,319
     2,710,000   JACKSON MI CAPITAL APPRECIATION DOWNTOWN DEVELOPMENT
                 (PROPERTY TAX REVENUE, AGM INSURED)##                         6.29       06/01/2026        1,011,643
     1,135,000   MICHIGAN FINANCE AUTHORITY PUBLIC SCHOOL ACADEMY
                 MADISON PROJECT SERIES A
                 (OTHER REVENUE)                                               8.00       12/01/2030        1,135,000
       150,000   MICHIGAN MUNICIPAL BOND AUTHORITY REVENUE LOCAL
                 GOVERNMENT LOAN PROGRAM
                 SERIES A (OTHER REVENUE, AMBAC INSURED)                       4.80       11/01/2015          150,971
       450,000   MICHIGAN MUNICIPAL BOND AUTHORITY REVENUE LOCAL
                 GOVERNMENT LOAN PROGRAM
                 SERIES A (OTHER REVENUE, AMBAC INSURED)                       5.00       05/01/2017          443,498
       150,000   MICHIGAN MUNICIPAL BOND AUTHORITY REVENUE LOCAL
                 GOVERNMENT LOAN PROGRAM
                 SERIES A (OTHER REVENUE, AMBAC INSURED)                       4.00       11/01/2021          132,300
       565,000   MICHIGAN MUNICIPAL BOND AUTHORITY REVENUE LOCAL
                 GOVERNMENT LOAN PROGRAM
                 SERIES B-GROUP A (OTHER REVENUE, AMBAC INSURED)               5.00       12/01/2015          583,752
     2,770,000   MICHIGAN MUNICIPAL BOND AUTHORITY REVENUE LOCAL
                 GOVERNMENT LOAN PROGRAM
                 SERIES B-GROUP A (OTHER REVENUE, AMBAC INSURED)               4.25       12/01/2016        2,715,486
     2,275,000   MICHIGAN MUNICIPAL BOND AUTHORITY REVENUE LOCAL
                 GOVERNMENT LOAN PROGRAM
                 SERIES B-GROUP A (OTHER REVENUE, AMBAC INSURED)               5.00       12/01/2017        2,241,421
     1,185,000   MICHIGAN MUNICIPAL BOND AUTHORITY REVENUE LOCAL
                 GOVERNMENT LOAN PROGRAM
                 SERIES B-GROUP A (OTHER REVENUE, AMBAC INSURED)               5.25       12/01/2023        1,138,832

                 Wells Fargo Advantage Municipal Income Funds 59


Portfolio of Investments--June 30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
MICHIGAN (continued)
$    1,000,000   MICHIGAN MUNICIPAL BOND AUTHORITY REVENUE LOCAL
                 GOVERNMENT LOAN
                 PROGRAM SERIES C (OTHER REVENUE, AMBAC INSURED)               3.63%      05/01/2016   $      960,900
       450,000   MICHIGAN MUNICIPAL BOND AUTHORITY REVENUE LOCAL
                 GOVERNMENT LOAN
                 PROGRAM SERIES C (OTHER REVENUE, AMBAC INSURED)               3.75       05/01/2017          426,519
       100,000   MICHIGAN MUNICIPAL BOND AUTHORITY REVENUE LOCAL
                 GOVERNMENT LOAN
                 PROGRAM SERIES C (OTHER REVENUE, AMBAC INSURED)               4.00       05/01/2019           93,112
       100,000   MICHIGAN MUNICIPAL BOND AUTHORITY REVENUE LOCAL
                 GOVERNMENT LOAN
                 PROGRAM SERIES G (OTHER REVENUE, AMBAC INSURED)##             4.37       05/01/2016           77,613
        95,000   MICHIGAN MUNICIPAL BOND AUTHORITY REVENUE LOCAL
                 GOVERNMENT LOAN
                 PROGRAM SERIES G (OTHER REVENUE, AMBAC INSURED)##             4.73       05/01/2017           68,967
        75,000   MICHIGAN MUNICIPAL BOND AUTHORITY REVENUE LOCAL
                 GOVERNMENT LOAN
                 PROGRAM SERIES G (OTHER REVENUE, AMBAC INSURED)##             5.24       05/01/2019           47,445
        50,000   MICHIGAN MUNICIPAL BOND AUTHORITY REVENUE LOCAL
                 GOVERNMENT LOAN
                 PROGRAM SERIES G (OTHER REVENUE, AMBAC INSURED)##             5.39       05/01/2020           29,613
     7,000,000   MICHIGAN MUNICIPAL BOND AUTHORITY STUDENT AID NOTES
                 SERIES D (OTHER REVENUE)                                      9.50       08/20/2010        6,994,260
     2,445,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY
                 LIMITED OBLIGATION BRADFORD
                 (EDUCATIONAL FACILITIES REVENUE)++                            6.50       09/01/2037        2,354,364
     1,257,500   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY
                 LIMITED OBLIGATION CRESCENT
                  (PRIVATE SCHOOL REVENUE)                                     7.00       10/01/2036        1,148,211
     1,120,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY
                 LIMITED OBLIGATION NATAKI TALIBAH
                 (PRIVATE SCHOOL REVENUE)                                      6.25       10/01/2023          989,800
     1,250,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY
                 REVENUE LIMITED OBLIGATION
                 BRADFORD ACADEMY PROJECT (OTHER REVENUE)                      8.75       09/01/2039        1,395,450
     2,450,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY SERIES C
                 (HCFR)+/-ss                                                   6.00       12/01/2034        2,833,254
       500,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY TRINITY
                 HEALTH SERIES A (HCFR)                                        5.00       12/01/2014          550,005
       850,000   MICHIGAN STATE STRATEGIC FUND LIMITED ADJUSTED
                 REFUNDING DOW
                 CHEMICAL PROJECT SERIES J-A-2 (IDR)+/-ss                      5.50       12/01/2028          889,160
        40,000   MICHIGAN STATE STRATEGIC FUND SERIES A (HOUSING
                 REVENUE, GUARANTEE AGREEMENT)                                 5.25       10/15/2021           43,958
     1,390,000   STAR INTERNATIONAL ACADEMY MI COP FULL TERM (LEASE
                 REVENUE)                                                      6.13       03/01/2037        1,319,166

                                                                                                           50,583,853
                                                                                                       --------------
MINNESOTA: 0.49%
       500,000   AUSTIN MN HOUSING & RDA COURTYARD RESIDENCE PROJECT
                 SERIES A (HOUSING REVENUE)                                    7.25       01/01/2032          500,340
       750,000   BAYTOWN TOWNSHIP MN ST. CROIX PREPARATORY ACADEMY
                 SERIES A (LEASE REVENUE)                                      7.00       08/01/2038          730,200
       550,000   BECKER MN PCR NORTHERN STATES POWER SERIES A
                 (IDR)+/-ss                                                    8.50       09/01/2019          628,903
       900,000   FALCON HEIGHT MN KALEIDOSCOPE CHARTER SCHOOL SERIES
                 A (LEASE REVENUE)                                             6.00       11/01/2037          757,566
       500,000   FERGUS FALLS MN HEALTH CARE FACILITIES PIONEER
                 RETIREMENT COMMUNITY (HCFR)                                   4.00       11/15/2011          500,150
     1,500,000   WOODBURY MN MATH SCIENCE ACADEMY PROJECT SERIES A
                 (OTHER REVENUE)                                               7.50       12/01/2031        1,516,650

                                                                                                            4,633,809
                                                                                                       --------------
MISSISSIPPI: 0.04%
       450,000   GULFPORT-BILOXI REGIONAL AIRPORT AUTHORITY MS
                 PASSENGER FACILITIES SERIES A
                 (AIRPORT REVENUE, ACA INSURED)                                5.00       10/01/2022          368,654
                                                                                                       --------------
MISSOURI: 2.49%
     2,000,000   CHESTERFIELD VALLEY TRANSPORTATION DEVELOPMENT
                 DISTRICT MO
                 (SALES TAX REVENUE, CIFG INSURED)                             4.00       04/15/2026        1,469,060
       455,000   DESLOGE MO US HIGHWAY 67 STATE STREET REDEVELOPMENT
                 PROJECT (TAX INCREMENTAL REVENUE)                             5.20       04/15/2020          415,001
       475,000   FENTON MO GRAVOIS BLUFFS REDEVELOPMENT PROJECT (TAX
                 INCREMENT REVENUE)                                            4.50       04/01/2021          459,154
     4,300,000   INDEPENDENCE MO THIRTY-NINTH STREET TRANSPORTATION
                 DISTRICT IMPROVEMENT
                 DEVELOPMENT ROAD IMPROVEMENT PROJECT (SALES TAX
                 REVENUE)                                                      6.88       09/01/2032        4,272,824
     3,030,000   LAKE OF THE OZARKS MO COMMUNITY BRIDGE CORPORATION
                 (TOLL ROAD REVENUE)                                           5.25       12/01/2014        2,784,782
     1,500,000   MANCHESTER MO HIGHWAY 141 MANCHESTER ROAD PROJECT
                 (TAX INCREMENT REVENUE)                                       6.00       11/01/2025        1,508,370
       460,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE
                 REVENUE)                                                      5.00       09/01/2026          439,811
     1,500,000   SIKESTON MO (ELECTRIC, POWER & LIGHT REVENUE,
                 NATL-RE INSURED)                                              6.00       06/01/2016        1,612,740

                 60 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
MISSOURI (continued)
$    2,000,000   ST. LOUIS MO LAMBERT ST. LOUIS INTERNATIONAL
                 AIRPORT SERIES A-1 (AIRPORT REVENUE)                         6.25%       07/01/2029   $    2,109,740
     2,000,000   ST. LOUIS MO LAMBERT ST. LOUIS INTERNATIONAL
                 AIRPORT SERIES A-1 (AIRPORT REVENUE)                         6.63        07/01/2034        2,124,540
     2,555,000   ST. LOUIS MO LAMBERT ST. LOUIS INTERNATIONAL
                 AIRPORT SERIES B
                 (AIRPORT REVENUE, NATL-RE FGIC INSURED)                      6.00        07/01/2013        2,785,052
     5,000,000   ST. LOUIS MO MUNICIPAL FINANCE CORPORATION
                 CONVENTION CENTRE SERIES A
                 (LEASE REVENUE, AGM INSURED)##                               6.13        07/15/2032        1,321,250
     6,750,000   ST. LOUIS MO MUNICIPAL FINANCE CORPORATION
                 CONVENTION CENTRE SERIES A
                 (LEASE REVENUE, AGM INSURED)##                               6.17        07/15/2034        1,566,135
     3,000,000   ST. LOUIS MO MUNICIPAL FINANCE CORPORATION
                 CONVENTION CENTRE SERIES A
                 (LEASE REVENUE, AGM INSURED)##                               6.22        07/15/2037          572,490

                                                                                                           23,440,949
                                                                                                       --------------
NEVADA: 0.81%
     3,000,000   CLARK COUNTY NV NEVADA POWER COMPANY PCR PROJECT
                 SERIES D (IDR, ACA INSURED)                                  5.30        10/01/2011        2,999,970
       300,000   DIRECTOR OF THE STATE OF NEVADA DEPARTMENT OF
                 BUSINESS & INDUSTRY SOLID WASTE
                 DISPOSAL REPUBLIC SERVICES INCORPORATED PROJECT
                 (RESOURCE RECOVERY REVENUE)+/-ss                             5.63        12/01/2026          312,627
     2,500,000   RENO-SPARKS NV INDIAN COLONY GOVERNMENTAL (OTHER
                 REVENUE, US BANK NA LOC)                                     5.00        06/01/2024        2,489,975
     1,900,000   RENO-SPARKS NV INDIAN COLONY GOVERNMENTAL (OTHER
                 REVENUE, US BANK NA LOC)                                     5.13        06/01/2027        1,867,225

                                                                                                            7,669,797
                                                                                                       --------------
NEW HAMPSHIRE: 0.12%
     2,375,000   MANCHESTER NH HOUSING & REDEVELOPMENT AUTHORITY
                 CAPITAL APPRECIATION SERIES B
                 (OTHER REVENUE, ACA INSURED)##                               7.83        01/01/2021        1,063,264
       250,000   MANCHESTER NH HOUSING & REDEVELOPMENT AUTHORITY
                 CAPITAL APPRECIATION SERIES B
                 (OTHER REVENUE, ACA INSURED)##                               8.06        01/01/2025           79,923

                                                                                                            1,143,187
                                                                                                       --------------
NEW JERSEY: 2.85%
     4,000,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE
                 AUTHORITY SERIES 1A (STUDENT LOAN REVENUE)                   4.75        12/01/2029        4,043,720
     9,500,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE
                 AUTHORITY SERIES 2A
                 (STUDENT LOAN REVENUE)+/-ss                                  1.34        06/01/2036        9,476,250
    10,000,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE
                 AUTHORITY SERIES A
                 (COLLEGE & UNIVERSITY REVENUE)                               5.00        06/01/2027       10,252,600
     2,900,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE
                 AUTHORITY SERIES A
                 (COLLEGE & UNIVERSITY REVENUE)                               5.63        06/01/2030        3,048,190

                                                                                                           26,820,760
                                                                                                       --------------
NEW MEXICO: 0.11%
     1,060,000   OTERO COUNTY NM JAIL PROJECT (OTHER REVENUE)                 5.50        04/01/2013        1,041,058
                                                                                                       --------------
NEW YORK: 3.27%
     2,555,000   GENESEE COUNTY NY IDA UNITED MEMORIAL MEDICAL
                 CENTER PROJECT (HCFR)                                        4.75        12/01/2014        2,549,864
        70,000   NASSAU COUNTY NY IDA SPECIAL NEEDS POOLED B-1
                 (IDR)                                                        6.88        07/01/2010           70,013
     2,370,000   NEW YORK CITY NY IDA AMERICAN AIRLINES JFK
                 INTERNATIONAL AIRPORT (AIRPORT REVENUE)                      7.13        08/01/2011        2,364,715
       335,000   NEW YORK CITY NY IDA SPECIAL NEEDS POOLED SERIES
                 A-1 (IDR)                                                    6.88        07/01/2010          335,007
     6,350,000   NEW YORK STATE DORMITORY AUTHORITY NORTH SHORE
                 JEWISH SERIES B (HCFR)+/-ss                                  0.96        05/01/2018        5,588,000
     4,300,000   NEW YORK STATE ENERGY R&D AUTHORITY GAS
                 FACILITIES REVENUE BROOKLYN UNION GAS
                 COMPANY SERIES B (UTILITIES REVENUE)+/-ss                   13.02        07/01/2026        4,313,674
     2,600,000   NEW YORK STATE ENERGY R&D AUTHORITY GAS
                 FACILITIES REVENUE LINKED SAVERS & RIBS
                 BROOKLYN (UTILITIES REVENUE)                                 6.95        07/01/2026        2,604,134
     5,000,000   NEW YORK STATE URBAN DEVELOPMENT CORPORATION COP
                 (OTHER REVENUE)                                              5.88        02/01/2013        5,038,100
     2,500,000   NIAGARA COUNTY NY IDAG SOLID WASTE DISPOSAL SERIES C
                 (RESOURCE RECOVERY REVENUE)+/-ss                             5.63        11/15/2024        2,565,225
     4,000,000   SENECA COUNTY NY IDAG SOLID WASTE DISPOSAL SENECA
                 MEADOWS PROJECT (IDR)+/-ss++                                 6.63        10/01/2035        4,017,760
     1,200,000   YONKERS NY IDAG SARAH LAWRENCE COLLEGE PROJECT
                 SERIES A (COLLEGE & UNIVERSITY REVENUE)                      5.75        06/01/2024        1,293,612

                                                                                                           30,740,104
                                                                                                       --------------

                 Wells Fargo Advantage Municipal Income Funds 61


Portfolio of Investments--June 30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
 PRINCIPAL    SECURITY NAME                                                   RATE      MATURITY DATE       VALUE
-----------   -----------------------------------------------------------   --------   --------------   --------------
NORTH DAKOTA: 0.04%
$   340,000   THREE AFFILIATED TRIBES OF THE FORT BERTHOLD
              RESERVATION ND (RECREATIONAL REVENUE)                           6.30%      11/15/2010       $   338,004
                                                                                                          -----------
OHIO: 1.29%
  1,500,000   AKRON OH SEWER SYSTEM (SEWER REVENUE, AMBAC INSURED)            5.00       12/01/2016         1,608,345
    250,000   JOHNSTOWN OH WATERWORKS SYSTEM MORTGAGE (SEWER REVENUE)         6.00       12/01/2017           250,380
  4,200,000   OHIO ENTERPRISE BOND TOLEDO SERIES 2A (ECONOMIC
              DEVELOPMENT REVENUE)                                            5.50       12/01/2019         4,222,638
  4,020,000   OHIO MUNICIPAL ELECTRIC GENERATION AGENCY REFUNDING
              JOINT VENTURE 5 CERTIFICATES OF BENEFICIAL INTEREST
              (ELECTRIC, POWER & LIGHT REVENUE, AMBAC INSURED)                5.00       02/15/2018         4,286,968
  1,900,000   RIVERSOUTH OH AUTHORITY LAZARUS BUILDING
              REDEVELOPMENT SERIES A (LEASE REVENUE)                          5.75       12/01/2027         1,769,432

                                                                                                           12,137,763
                                                                                                          -----------
OKLAHOMA: 1.67%
  2,780,062   COMANCHE COUNTY OK INDEPENDENT SCHOOL DISTRICT # 4
              GERONIMO
              (EDUCATIONAL FACILITIES REVENUE)                                6.25       08/15/2014         2,926,905
  1,110,000   MCALESTER OK PUBLIC WORKS AUTHORITY SERIES A (WATER
              REVENUE, FSA INSURED)                                           5.75       02/01/2020         1,148,262
  5,000,000   MCGEE CREEK AUTHORITY OK WATER REVENUE (WATER
              REVENUE, NATL-RE INSURED)                                       6.00       01/01/2023         5,458,300
  4,850,000   OKLAHOMA CITY OK INDUSTRIAL & CULTURAL FACILITIES
              SERIES B (HCFR, NATL-RE INSURED)+/-ss(a)                        0.70       06/01/2019         4,559,206
  1,150,000   OKLAHOMA DEVELOPMENT FINANCE AUTHORITY PCR PUBLIC
              SERVICE COMPANY OKLAHOMA PROJECT (IDR)                          5.25       06/01/2014         1,248,532
    375,000   OKMULGEE OK MUNICIPAL AUTHORITY SERIES A (SALES TAX
              REVENUE)                                                        5.00       12/01/2024           402,236

                                                                                                           15,743,441
                                                                                                          -----------
OREGON: 0.14%
  1,370,000   OREGON STATE HEALTH HOUSING ECFA ASPEN FOUNDATION II
              SERIES A (HOUSING REVENUE)####                                  6.13       04/15/2029           733,676
    570,000   OREGON STATE HOUSING & COMMUNITY SERVICES DEPARTMENT
              SERIES N (SFMR)                                                 3.90       07/01/2029           578,014

                                                                                                            1,311,690
                                                                                                          -----------

PENNSYLVANIA: 11.41%
  1,410,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY PITTSBURG
              INTERNATIONAL AIRPORT MBIA (AIRPORT REVENUE, NATL-RE IBC
              FGIC INSURED)+/-ss                                              5.00       01/01/2016         1,464,905
  4,670,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY PITTSBURG
              INTERNATIONAL AIRPORT SERIES A (AIRPORT REVENUE, AGM
              INSURED)                                                        5.00       01/01/2015         5,038,183
  1,100,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY PITTSBURGH
              INTERNATIONAL AIRPORT (AIRPORT REVENUE, NATL-RE FGIC
              INSURED)                                                        6.00       01/01/2014         1,113,277
  4,585,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY PITTSBURGH
              INTERNATIONAL AIRPORT (AIRPORT REVENUE, NATL-RE FGIC
              INSURED)                                                        6.13       01/01/2016         4,628,466
  9,000,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY
              UNIVERSITY OF PITTSBURGH MEDICAL CENTER SERIES A-1
              (HCFR)+/-ss                                                     0.95       02/01/2021         8,133,750
  1,500,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY
              WEST PENNYSYLVANIA SERIES A (HCFR)                              5.00       11/15/2011         1,500,510
  2,235,000   ALLEGHENY COUNTY PA IDA PROPEL SCHOOLS HOMESTEAD
              PROJECT SERIES A (OTHER REVENUE)                                7.50       12/15/2029         2,256,702
 14,675,000   ALLEGHENY COUNTY PA SERIES C-59B (PROPERTY TAX
              REVENUE, AGM INSURED)+/-ss                                      0.72       11/01/2026        12,253,625
    200,000   CAMBRIA COUNTY PA (PROPERTY TAX REVENUE, FGIC INSURED)          5.50       08/15/2016           200,190
  1,520,000   CHESTER COUNTY PA IDA RENAISSANCE ACADEMY PROJECT
              SERIES A (PRIVATE SCHOOLS REVENUE)                              5.63       10/01/2015         1,470,600
  1,610,000   DELAWARE COUNTY PA IDA RESOURCE RECOVERY FACILITY
              SERIES A (RESOURCE RECOVERY REVENUE)                            6.10       07/01/2013         1,611,691
  2,110,000   DELAWARE COUNTY PA IDA RESOURCE RECOVERY FACILITY
              SERIES A (RESOURCE RECOVERY REVENUE)                            6.20       07/01/2019         2,107,257
 12,500,000   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY LOCAL
              GOVERNMENT PUBLIC IMPROVEMENTS PROJECT (OTHER REVENUE)          5.75       07/01/2032        14,343,875
  1,400,000   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY LOCAL
              GOVERNMENT SERIES A (OTHER REVENUE, AMBAC INSURED)              5.50       08/01/2028         1,474,060
  2,070,000   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY LOCAL
              GOVERNMENT SERIES C (OTHER REVENUE, AMBAC INSURED)              7.75       07/01/2027         2,705,552
  5,100,000   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY
              SERIES C (OTHER REVENUE)+/-ss                                   1.01       06/01/2027         3,506,250
  4,625,000   HARRISBURG PA AUTHORITY RESOURCES GUARANTEED
              SUBORDINATED SERIES D-2 (HCFR, NATL-RE INSURED)+/-ss            5.00       12/01/2033         4,694,421

                62  Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
 PRINCIPAL    SECURITY NAME                                                   RATE      MATURITY DATE        VALUE
-----------   -----------------------------------------------------------   --------   --------------   --------------
PENNSYLVANIA (continued)
$   885,000   LUZERNE COUNTY PA SERIES C (PROPERTY TAX REVENUE,
              FSA INSURED)                                                     7.00%     11/01/2018      $  1,055,159
    135,000   LUZERNE COUNTY PA SERIES E (PROPERTY TAX REVENUE,
              FSA INSURED)                                                     8.00      11/01/2027           160,192
  1,500,000   MONTGOMERY COUNTY PA IDA ACTS RETIREMENT LIFE
              COMMUNITY SERIES A-1 (HCFR)                                      5.00      11/15/2013         1,593,330
  1,570,000   MONTGOMERY COUNTY PA IDA ACTS RETIREMENT LIFE
              COMMUNITY SERIES A-1 (HCFR)                                      5.00      11/15/2014         1,665,221
  1,120,000   MONTGOMERY COUNTY PA IDA ACTS RETIREMENT LIFE
              COMMUNITY SERIES A-1 (HCFR)                                      5.25      11/15/2015         1,194,760
  3,000,000   MONTGOMERY COUNTY PA IDA NEW REGIONAL MEDICAL
              CENTER PROJECT (IDR, FHA INSURED)                                5.38      08/01/2038         3,080,940
  1,000,000   PENN HILLS MUNICIPALITY PA COMPOUND INTEREST BONDS
              SERIES B (PROPERTY TAX REVENUE, AMBAC INSURED)##                 4.08      12/01/2017           740,150
  5,750,000   PENNSYLVANIA EDFA COLVER PROJECT SERIES F (RESOURCE
              RECOVERY REVENUE, AMBAC INSURED)                                 5.00      12/01/2015         5,666,740
  1,625,000   PHILADELPHIA PA AUTHORITY FOR INDUSTRIAL DEVELOPMENT
              CULTURAL & COMMERCIAL CORRIDORS SERIES PG A (OTHER
              REVENUE, NATL-RE FGIC INSURED)                                   5.00      12/01/2015         1,735,646
    680,000   PHILADELPHIA PA AUTHORITY FOR INDUSTRIAL DEVELOPMENT
              CULTURAL & COMMERCIAL CORRIDORS SERIES PG A (OTHER
              REVENUE, NATL-RE FGIC INSURED)                                   5.00      12/01/2016           717,631
  1,410,000   PHILADELPHIA PA AUTHORITY FOR INDUSTRIAL
              DEVELOPMENT MAST CHARTER SCHOOL (OTHER REVENUE)                  6.00      08/01/2035         1,418,390
  6,140,000   PHILADELPHIA PA AUTHORITY FOR INDUSTRIAL
              DEVELOPMENT PHILADELPHIA AIRPORT SYSTEM
              PROJECT SERIES A (AIRPORT REVENUE, NATL-RE FGIC
              INSURED)                                                         5.30      07/01/2018         6,144,605
  3,340,000   PHILADELPHIA PA GAS WORKS REVENUE REFUNDING
              8TH-1998 GENERAL ORDINANCE SERIES A (UTILITIES REVENUE)          5.25      08/01/2017         3,543,005
  1,530,000   PHILADELPHIA PA MUNICIPAL AUTHORITY (LEASE REVENUE)              4.70      04/01/2015         1,621,922
  6,300,000   SCHUYLKILL COUNTY IDA PINE GROVE LANDFILL
              INCORPORATED (IDR)+/-ss                                          4.25      10/01/2019         6,337,359
  2,155,000   SCRANTON PA SCHOOL DISTRICT PREREFUNDED (PROPERTY
              TAX, AMBAC INSURED)                                              5.00      04/01/2017         2,162,693

                                                                                                          107,341,057
                                                                                                          -----------
PUERTO RICO: 0.67%
  4,235,000   PUERTO RICO ELECTRIC POWER AUTHORITY REFUNDING
              LIBOR SERIES UU (UTILITIES REVENUE)+/-ss                         0.90      07/01/2031         2,810,981
  1,000,000   PUERTO RICO HFA CAPITAL FUNDING MODERNIZATION
              (HOUSING REVENUE)                                                5.13      12/01/2027         1,000,970
  1,845,000   PUERTO RICO SALES TAX FINANCING CORPORATION FIRST
              SUBSERIES A (SALES TAX REVENUE)                                  6.38      08/01/2039         2,029,758
    460,000   UNIVERSITY OF PUERTO RICO SERIES Q (COLLEGE &
              UNIVERSITY REVENUE)                                              5.00      06/01/2016           484,168

                                                                                                            6,325,877
                                                                                                          -----------
RHODE ISLAND: 0.35%
  3,295,000   RHODE ISLAND CLEAN WATER FINANCE AGENCY CRANSTON
              WASTWATER TREATMENT SYSTEM
              (LEASE REVENUE, NATL-RE INSURED)                                 5.80      09/01/2022         3,295,231
                                                                                                          -----------
SOUTH CAROLINA: 3.64%
  1,050,000   ALLENDALE COUNTY SC SCHOOL DISTRICT ENERGY SAVINGS
              SPECIAL OBLIGATION (LEASE REVENUE, STATE AID WITHHOLDING)        7.00      12/01/2013         1,094,447
  1,780,000   ALLENDALE COUNTY SC SCHOOL DISTRICT ENERGY SAVINGS
              SPECIAL OBLIGATION (LEASE REVENUE, STATE AID WITHHOLDING)        8.50      12/01/2018         1,868,840
  5,000,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
              APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**                17.85      01/01/2027           319,500
    400,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
              APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**                17.13      01/01/2028            24,132
 10,350,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
              APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**                14.96      01/01/2032           494,109
  7,800,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
              APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**                14.15      01/01/2034           331,812
  4,350,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
              APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**                12.91      01/01/2038           146,943
  2,075,000   FORT MILL SC FORT MILL SCHOOL FACILITIES
              CORPORATION (LEASE REVENUE)                                      5.25      12/01/2019         2,220,250
    250,000   KERSHAW COUNTY SC PUBLIC SCHOOLS FOUNDATION
              INSTALLMENT POWER REVENUE (LEASE REVENUE, CIFG INSURED)          5.00      12/01/2018           264,895
  1,340,000   KERSHAW COUNTY SC PUBLIC SCHOOLS FOUNDATION
              INSTALLMENT POWER REVENUE (LEASE REVENUE, CIFG INSURED)          5.00      12/01/2020         1,393,077

                 Wells Fargo Advantage Municipal Income Funds 63


Portfolio of Investments--June 30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
 PRINCIPAL    SECURITY NAME                                                   RATE      MATURITY DATE       VALUE
-----------   -----------------------------------------------------------   --------   --------------   --------------
SOUTH CAROLINA (continued)
$ 2,870,000   KERSHAW COUNTY SC PUBLIC SCHOOLS KERSHAW COUNTY
              SCHOOL DISTRICT PROJECT (LEASE REVENUE, CIFG INSURED)           5.00%      12/01/2021      $ 2,968,872
  1,405,000   KERSHAW COUNTY SC PUBLIC SCHOOLS KERSHAW COUNTY
              SCHOOL DISTRICT PROJECT
              (LEASE REVENUE, CIFG INSURED)                                   5.00       12/01/2022        1,438,383
  6,950,000   KERSHAW COUNTY SC PUBLIC SCHOOLS KERSHAW COUNTY
              SCHOOL DISTRICT PROJECT (LEASE REVENUE, CIFG INSURED)           5.00       12/01/2023        7,080,313
    400,000   LAURENS COUNTY SC SCHOOL DISTRICT # 055 (LEASE
              REVENUE)                                                        5.25       12/01/2030          378,424
  2,890,000   LEE COUNTY SC SCHOOL FACILITIES INCORPORATED SERIES
              2006 (LEASE REVENUE, RADIAN INSURED)                            6.00       12/01/2031        2,920,807
  1,000,000   LEXINGTON COUNTY SC HEALTH SERVICES DISTRICT
              INCORPORATED (LEASE REVENUE)                                    5.00       11/01/2016        1,100,040
    760,000   NEWBERRY SC NEWBERRY COUNTY SCHOOL DISTRICT PROJECT
              (LEASE REVENUE)                                                 5.25       12/01/2017          798,296
    640,000   SCAGO EDUCATIONAL FACILITIES CORPORATION FOR
              CALHOUN SCHOOL DISTRICT SC SCHOOL
              PROJECT (LEASE REVENUE, RADIAN INSURED)                         5.00       12/01/2012          666,598
    150,000   SCAGO EDUCATIONAL FACILITIES CORPORATION FOR
              COLLETON SCHOOL DISTRICT SC SCHOOL
              PROJECT (LEASE REVENUE, ASSURED GUARANTY)                       5.00       12/01/2015          165,800
  7,500,000   SOUTH CAROLINA STATE EDUCATION ASSISTANCE AUTHORITY
              STUDENT LOAN SERIES I (STUDENT LOAN REVENUE)                    5.00       10/01/2024        7,610,475
  1,530,000   THREE RIVERS SC SOLID WASTE AUTHORITY CAPITAL
              APPRECIATION LANDFILL GAS PROJECT
              (RESOURCE RECOVERY REVENUE)##                                   6.19       10/01/2030          445,138
  1,835,000   THREE RIVERS SC SOLID WASTE AUTHORITY CAPITAL APPRECIATION
              LANDFILL GAS PROJECT (RESOURCE RECOVERY REVENUE)##              6.09       10/01/2031          512,772

                                                                                                          34,243,923
                                                                                                         -----------
SOUTH DAKOTA: 1.03%
  2,000,000   LOWER BRULE SIOUX TRIBE SD SERIES B (PROPERTY TAX
              REVENUE)                                                        5.50       05/01/2019        1,658,540
  1,440,000   LOWER BRULE SIOUX TRIBE SD SERIES B (PROPERTY TAX
              REVENUE)                                                        5.60       05/01/2020        1,174,666
    315,000   SISSETON-WAHPETON SIOUX TRIBE LAKE TRAVERSE
              RESERVATION SD (OTHER REVENUE)                                  7.00       11/01/2013          290,247
  1,290,000   SISSETON-WAHPETON SIOUX TRIBE LAKE TRAVERSE
              RESERVATION SD (OTHER REVENUE)                                  7.00       11/01/2023          983,741
    285,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM ANGUS
              INCORPORATED PROJECT SERIES A
              (ELECTRIC REVENUE, LASALLE BANK NA LOC)                         5.00       04/01/2011          292,265
    300,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM ANGUS
              INCORPORATED PROJECT SERIES A
              (ELECTRIC REVENUE, LASALLE BANK NA LOC)                         5.25       04/01/2012          316,035
    320,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM ANGUS
              INCORPORATED PROJECT SERIES A
              (ELECTRIC REVENUE, LASALLE BANK NA LOC)                         5.25       04/01/2013          342,179
    370,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM MCELEEG
              PROJECT SERIES B (IDR)                                          5.00       04/01/2014          396,240
    595,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM MIDSTATES
              PRINT SERIES A (IDR)                                            5.50       04/01/2018          607,412
  3,560,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM SPEARFISH
              FOREST SERIES A (OTHER REVENUE)                                 5.88       04/01/2028        3,628,245

                                                                                                           9,689,570
                                                                                                         -----------
TENNESSEE: 2.02%
  2,000,000   CLARKSVILLE TN NATURAL GAS ACQUISITION CORPORATION
              (NATURAL GAS REVENUE)                                           5.00       12/15/2015        2,090,380
    940,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
              (NATURAL GAS REVENUE)                                           5.00       02/01/2013          987,686
    500,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
              (NATURAL GAS REVENUE)                                           5.00       09/01/2015          511,615
  2,990,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
              (NATURAL GAS REVENUE)                                           5.00       09/01/2016        3,016,641
  1,935,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
              (NATURAL GAS REVENUE)                                           5.25       09/01/2017        1,956,730
  2,900,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
              (NATURAL GAS REVENUE)                                           5.25       09/01/2019        2,920,126
  2,000,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
              (NATURAL GAS REVENUE)                                           5.00       02/01/2021        1,979,360
  2,000,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
              (NATURAL GAS REVENUE)                                           5.00       02/01/2022        1,951,320
  3,500,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES C
              (NATURAL GAS REVENUE)                                           5.00       02/01/2018        3,567,095

                                                                                                          18,980,953
                                                                                                         -----------
TEXAS: 10.97%
 11,500,000   ARLINGTON TX SPECIAL OBLIGATION DALLAS COWBOYS
              SERIES A
              (SALES TAX REVENUE, NATL-RE INSURED)                            5.00       08/15/2034        11,506,900
  1,005,000   AUSTIN TX CONVENTION ENTERPRISES INCORPORATED
              CONVENTION
              CENTER SECOND TIER SERIES B (IDR)++                             6.00       01/01/2011         1,008,447

                64 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
TEXAS (continued)
$    9,000,000   BRAZOS RIVER TX HARBOR NAVIGATION DISTRICT BRAZORIA
                 COUNTY DOW CHEMICAL COMPANY PROJECT SERIES A-4 (RESOURCE
                 RECOVERY REVENUE)+/-ss                                        5.95%      05/15/2033   $    8,909,460
     3,000,000   CENTRAL TEXAS REGIONAL MOBILITY AUTHORITY CAPITAL
                 APPRECIATION (TOLL ROADS REVENUE)##                           6.43       01/01/2026        1,124,640
     3,000,000   CENTRAL TEXAS REGIONAL MOBILITY AUTHORITY CAPITAL
                 APPRECIATION (TOLL ROADS REVENUE)##                           6.51       01/01/2027        1,043,940
     1,250,000   CENTRAL TEXAS REGIONAL MOBILITY AUTHORITY CAPITAL
                 APPRECIATION (TOLL ROADS REVENUE)##                           7.00       01/01/2035          232,700
     1,000,000   CENTRAL TEXAS REGIONAL MOBILITY AUTHORITY CAPITAL
                 APPRECIATION (TOLL ROADS REVENUE)##                           7.22       01/01/2040          124,080
       400,000   CENTRAL TEXAS REGIONAL MOBILITY AUTHORITY SENIOR LIEN
                 (TOLL ROADS REVENUE, NATL-RE FGIC INSURED)+/-ss##             3.33       01/01/2016          333,132
       150,000   CLIFTON TX HIGHER EDUCATION FINANCE CORPORATION TEJANO
                 CENTER COMMUNITY RAUL SERIES A (OTHER REVENUE)                7.75       02/15/2018          173,556
     1,200,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION (LEASE
                 REVENUE)                                                      5.25       10/01/2016        1,232,040
       825,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION (LEASE
                 REVENUE)                                                      5.50       10/01/2016          899,951
       755,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION (LEASE
                 REVENUE)                                                      5.25       10/01/2017          761,735
     1,400,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION (LEASE
                 REVENUE)                                                      5.50       10/01/2019        1,401,526
     1,750,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION (LEASE
                 REVENUE)                                                      5.75       10/01/2025        1,804,425
       500,000   HARRIS COUNTY TX HEALTH FACILITIES DEVELOPMENT
                 CORPORATION MEMORIAL HOSPITAL SYSTEMS PROJECT SERIES A
                 (HCFR, NATL-RE INSURED)                                       6.00       06/01/2013          551,085
     1,400,000   HOUSTON TX WATER CONVEYANCE COP SERIES H (LEASE REVENUE,
                 AMBAC INSURED)                                                7.50       12/15/2015        1,683,038
     7,725,000   HOUSTON TX AIRPORT SYSTEM SERIES C (AIRPORT REVENUE,
                 XLCA INSURED)+/-ss(a)                                         0.69       07/01/2032        6,900,587
       750,000   LA VERNIA TX HIGHER EDUCATION FINANCE CORPORATION SERIES
                 A (OTHER REVENUE)                                             6.25       02/15/2017          808,838
     2,450,000   LEWISVILLE TX COMBINATION CONTRACT (SPECIAL ASSESSMENT
                 REVENUE)                                                      6.75       10/01/2032        2,472,761
     9,000,000   NORTH TEXAS HIGHER EDUCTIION AUTHORITY INCORPORATED
                 STUDENT LOAN SERIES 1 CLASS A-2 (EDUCATION REVENUE)+/-ss      1.46       07/01/2030        8,955,000
     5,100,000   NORTH TEXAS TOLLWAY AUTHORITY FIRST TIER SERIES E-3
                 (OTHER REVENUE)+/-ss                                          5.75       01/01/2038        5,726,790
     4,045,000   SABINE RIVER TX AUTHORITY PCR SOUTHWESTERN ELECTRIC
                 COMPANY (IDR, NATL-RE INSURED)                                4.95       03/01/2018        4,270,994
     2,600,000   SABINE RIVER TX AUTHORITY PCR TXU ELECTRIC COMPANY
                 PROJECT SERIES B (RESOURCE RECOVERY REVENUE)+/-ss             5.75       05/01/2030        2,491,502
       417,909   SOUTHEAST TEXAS HOUSING FINANCE CORPORATION MORTGAGE-
                 BACKED SECURITIES PG SERIES B (HOUSING REVENUE,
                 GNMA/FNMA INSURED)                                            6.30       10/01/2035          436,121
       776,791   SOUTHEAST TEXAS HOUSING FINANCE CORPORATION MORTGAGE-
                 BACKED SECURITIES SERIES B (HOUSING REVENUE, GNMA/FNMA
                 INSURED)                                                      6.00       02/01/2036          825,403
     3,610,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I
                 SENIOR LIEN SERIES D (NATURAL GAS REVENUE)                    5.63       12/15/2017        3,795,265
     1,250,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I
                 SERIES D (UTILITIES REVENUE)                                  6.25       12/15/2026        1,301,000
     1,250,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I
                 SUB LIEN SERIES C (NATURAL GAS REVENUE)+/-ss                  1.81       12/15/2026          892,188
    13,500,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION II
                 BMA INDEX RATE (NATURAL GAS REVENUE)+/-ss                     0.78       09/15/2017       12,690,000
     3,000,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION II
                 LIBOR INDEX RATE (NATURAL GAS REVENUE)+/-ss                   1.06       09/15/2017        2,801,250
     3,500,000   TEXAS MUNICIPAL GAS ACQUISITION & VARIOUS SENIOR LIEN
                 SERIES B (UTILITY REVENUE)+/-ss                               1.06       12/15/2026        2,406,250
     3,000,000   TEXAS PRIVATE ACTIVITY SURFACE TRANSPORTATION
                 CORPORATION SENIOR LIEN-LBJ INFRASTRUCTURE (HIGHWAY
                 TOLLS REVENUE)                                                7.50       06/30/2032        3,134,880
     5,200,000   TEXAS PRIVATE ACTIVITY SURFACE TRANSPORTATION
                 CORPORATION SENIOR LIEN-LBJ INFRASTRUCTURE (HIGHWAY
                 TOLLS REVENUE)                                                7.50       06/30/2033        5,420,792
       965,000   TEXAS STATE PFA CHARTER SCHOOL FINANCE CORPORATION
                 UPLIFT EDUCATION SERIES A (OTHER REVENUE)                     5.75       12/01/2027          953,459
       880,000   TEXAS STATE PFA CHARTER SCHOOL FINANCE CORPORATION
                 UPLIFT EDUCATION SERIES A (OTHER REVENUE)                     5.88       12/01/2036          851,884
     2,260,000   TEXAS STATE PFA COSMOS FOUNDATION SERIES A (OTHER
                 REVENUE)                                                      5.00       02/15/2018        2,261,718
       987,063   TRAVIS COUNTY TX HOUSING FINANCE CORPORATION SERIES A
                 (SFMR, GNMA INSURED)+/-ss                                     6.35       10/01/2034          991,919

                                                                                                          103,179,256
                                                                                                       --------------

                Wells Fargo Advantage Municipal Income Funds 65


Portfolio of  Investments--June  30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
UTAH: 0.44%
$    1,665,000   SPANISH FORK CITY UT CHARTER SCHOOL AMERICAN LEADERSHIP
                 ACADEMY (OTHER REVENUE)++                                     5.55%      11/15/2021   $    1,530,268
       950,000   UTAH COUNTY UT CHARTER SCHOOL RONALD WILSON REAGAN
                 SERIES A (PRIVATE SCHOOL REVENUE)                             5.75       02/15/2022          874,941
     1,975,000   WEST VALLEY CITY UT CHARTER SCHOOL MONTICELLO ACADEMY
                 (PRIVATE SCHOOL REVENUE)++                                    6.38       06/01/2037        1,743,076

                                                                                                            4,148,285
                                                                                                       --------------
VIRGIN ISLANDS: 0.88%
       750,000   VIRGIN ISLANDS PFA MATCHING FUND LOAN DIAGO SERIES A
                 (OTHER REVENUE)                                               6.75       10/01/2037          835,035
       435,000   VIRGIN ISLANDS PFA SENIOR LIEN MATCHING FUND LOAN NOTE
                 SERIES A (SEWER REVENUE)                                      5.25       10/01/2018          457,816
       300,000   VIRGIN ISLANDS PFA SENIOR LIEN MATCHING FUND LOAN NOTE
                 SERIES A (SEWER REVENUE)                                      5.25       10/01/2019          313,164
     1,000,000   VIRGIN ISLANDS PFA SUB LIEN SERIES C (OTHER REVENUE)          5.00       10/01/2017        1,060,550
     5,500,000   VIRGIN ISLANDS PFA SUB LIEN SERIES C (OTHER REVENUE)          5.00       10/01/2022        5,580,190

                                                                                                            8,246,755
                                                                                                       --------------
VIRGINIA: 0.68%
       840,000   BRISTOL VA UTILITY SYSTEMS (UTILITIES REVENUE, NATL-RE
                 INSURED)                                                      5.25       07/15/2016          903,235
       245,000   LOUISA VA IDA ELECTRIC & POWER COMPANY PROJECT SERIES A
                 (UTILITIES REVENUE)+/-ss                                      2.50       03/01/2031          245,147
     1,855,000   MARQUIS CDA VA (SPECIAL ASSESSMENT REVENUE)                   5.63       09/01/2018        1,485,094
     2,794,000   REYNOLDS CROSSING CDA VA REYNOLDS CROSSING PROJECT
                 (SPECIAL ASSESSMENT REVENUE)                                  5.10       03/01/2021        2,664,135
     1,150,000   WATKINS CENTRE CDA VA (SPECIAL ASSESSMENT REVENUE)            5.40       03/01/2020        1,116,213

                                                                                                            6,413,824
                                                                                                       --------------
WASHINGTON: 1.43%
     2,250,000   PORT OF SUNNYSIDE WA (AIRPORT REVENUE)                        6.63       12/01/2021        2,412,405
       605,000   QUINAULT INDIAN NATION WA QUINAULT BEACH SERIES A (OTHER
                 REVENUE, ACA INSURED)                                         5.80       12/01/2015          529,381
       390,000   TOBACCO SETTLEMENT AUTHORITY WA ASSET-BACKED
                 (TOBACCO SETTLEMENT FUNDED REVENUE)                           5.50       06/01/2012          406,247
     9,865,000   TOBACCO SETTLEMENT AUTHORITY WA ASSET-BACKED (TOBACCO
                 SETTLEMENT FUNDED REVENUE)                                    6.50       06/01/2026       10,080,254

                                                                                                           13,428,287
                                                                                                       --------------
WEST VIRGINIA: 0.02%
       215,000   OHIO COUNTY WV FORT HENRY CENTER FINANCING DISTRICT
                 SERIES A (TAX INCREMENTAL REVENUE)                            5.00       06/01/2015         209,509
                                                                                                       --------------
WISCONSIN: 2.35%
       470,000   MILWAUKEE WI RDA SCIENCE EDUCATION CONSORTIUM PROJECT
                 SERIES A (OTHER REVENUE)                                      5.13       08/01/2015          469,950
     1,500,000   MILWAUKEE WI RDA SCIENCE EDUCATION CONSORTIUM PROJECT
                 SERIES A (OTHER REVENUE)                                      5.63       08/01/2025        1,418,985
       800,000   MILWAUKEE WI RDA SCIENCE EDUCATION CONSORTIUM PROJECT
                 SERIES A (OTHER REVENUE)                                      5.75       08/01/2035          732,640
     1,500,000   MONROE WI REDEVELOPMENT AUTHORITY MONROE CLINIC
                 INCORPORATED (HCFR)                                           5.88       02/15/2039        1,523,700
     2,800,000   WAUKESHA COUNTY WI HOUSING AUTHORITY THE ARBORETUM
                 PROJECT (HOUSING REVENUE)+/-ss                                5.00       12/01/2027        2,873,668
     1,000,000   WISCONSIN STATE HEFA AURORA HEALTH CARE INCORPORATED A
                 (HCFR)                                                        5.25       04/15/2024        1,013,680
     6,300,000   WISCONSIN STATE HEFA AURORA HEALTH CARE INCORPORATED B
                 (HCFR)+/-ss                                                   5.13       08/15/2027        6,645,618
       800,000   WISCONSIN STATE HEFA CHILDREN'S HOSPITAL WISCONSIN B
                 (HCFR)                                                        5.38       08/15/2024          860,624
     7,000,000   WISCONSIN STATE HEFA SERIES M (HCFR, NATL-RE
                 INSURED)+/-ss(a)                                              0.70       06/01/2019        6,580,891

                                                                                                           22,119,756
                                                                                                       --------------
WYOMING: 0.57%
     5,280,000   EVANSVILLE WY POLYPIPE INCORPORATED PROJECT (IDR,
                 JPMORGAN CHASE BANK LOC)                                      4.65       12/01/2016        5,398,536
                                                                                                       --------------

TOTAL MUNICIPAL BONDS & NOTES (COST $902,020,504)                                                         906,888,757
                                                                                                       --------------

                 66 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
SHORT-TERM INVESTMENTS: 0.70%
US TREASURY BILLS: 0.08%
$      700,000   US TREASURY BILL###                                          0.15%      09/23/2010   $      699,786
                                                                                                       --------------

    SHARES                                                                    YIELD
--------------                                                              --------
INVESTMENT COMPANIES: 0.62%

     5,863,113   WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET
                 TRUST~(u)(l)                                                  0.20                         5,863,113
                                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $6,562,899)                                                              6,562,899
                                                                                                       --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $930,397,633)*                                                          99.44%                      935,469,856
OTHER ASSETS AND LIABILITIES, NET                                              0.56                         5,303,093
                                                                             ------                    --------------
TOTAL NET ASSETS                                                             100.00%                   $  940,772,949
                                                                             ------                    --------------

----------
+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction: rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

##   Zero coupon security. Rate represents yield to maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(i)  Illiquid security (unaudited).

**   Issuers currently in default.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

(u)  Rate shown is the 7-day annualized yield at period end.

#    Security pledged as collateral for futures transactions.

(l)  Investment in an affiliate.

* Cost for federal income tax purposes is $930,396,184 and net unrealized appreciation consists of:

Gross unrealized appreciation   $ 26,499,978
Gross unrealized depreciation    (21,426,306)
                                ------------
Net unrealized appreciation     $  5,073,672

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Municipal Income Funds 67


Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
MORTGAGE-BACKED SECURITIES: 2.26%
$   44,675,000   FHLMC MULTIFAMILY VRD CERTIFICATES (TE) SERIES
                 M012 CLASS A1A+/-ss                                           5.50%      08/15/2051   $   49,183,654
    24,000,000   FHLMC MULTIFAMILY VRD CERTIFICATES (TE) SERIES
                 M012 CLASS A1A1+/-ss(a)(m)(n)                                 5.00       08/15/2051       26,191,220

Total Mortgage-Backed Securities (Cost $74,904,611)                                                        75,374,874
                                                                                                       --------------
MUNICIPAL BONDS & NOTES: 95.37%
ALABAMA: 2.82%
     2,500,000   ALABAMA SPECIAL CARE FACILITIES FINANCING
                 AUTHORITY BIRMINGHAM AL SERIES A-1 (HCFR)                     5.00       06/01/2012        2,669,626
     4,000,000   CHATOM AL INDUSTRIAL DEVELOPMENT BOARD PCR ALABAMA
                 ELECTRIC COOPERATIVE INCORPORATE PROJECT SERIES C
                 (ELECTRIC REVENUE, AMBAC INSURED)+/-ss(a)(m)(n)               0.95       08/01/2016        3,822,294
    22,700,000   CHATOM AL INDUSTRIAL DEVELOPMENT BOARD POWERSOUTH ENERGY
                 COOPERATIVE PROJECTS SERIES A (ELECTRIC REVENUE, AMBAC
                 INSURED)+/-ss                                                 0.90       11/15/2038       22,696,596
     1,150,000   EAST AL HEALTH CARE AUTHORITY SERIES B (HCFR REVENUE)         4.63       09/01/2012        1,187,353
     3,000,000   HUNTSVILLE AL SOLID WASTE DISPOSAL AUTHORITY (OTHER
                 REVENUE, NATL-RE INSURED)                                     5.75       10/01/2012        3,025,501
       450,000   JEFFERSON COUNTY AL BOARD OF EDUCATION SERIES A
                 (PROPERTY TAX REVENUE, AGM INSURED)                           4.63       02/15/2012          434,643
       500,000   JEFFERSON COUNTY AL SERIES B 8 (SEWER REVENUE, AGM
                 INSURED)                                                      5.25       02/01/2016          478,991
       975,000   JEFFERSON COUNTY AL SERIES C 10 (SEWER REVENUE, AGM
                 INSURED)+/-ss(a)(m)(n)                                        0.52       02/01/2042          390,001
     2,650,000   JEFFERSON COUNTY AL SERIES C 2 (SEWER REVENUE, FGIC
                 INSURED)+/-ss (a)(m)(n)                                       0.95       02/01/2042        1,060,001
     8,750,000   JEFFERSON COUNTY AL SERIES C 5 (SEWER REVENUE,
                 XLCA INSURED)+/-ss (a)(m)(n)                                  1.05       02/01/2040        3,500,001
       525,000   JEFFERSON COUNTY AL SERIES C 9 (SEWER REVENUE, AGM
                 INSURED)+/-ss (a)(m)(n)                                       0.52       02/01/2042          210,001
     7,875,000   JEFFERSON COUNTY AL SUBSERIES B 1 C (SEWER REVENUE, FGIC
                 INSURED)+/-ss(a)(m)(n)                                        1.04       02/01/2042        3,150,001
    25,000,001   LOWER ALABAMA GAS DISTRICT SUPPLY REVENUE SERIES A
                 (UTILITIES REVENUE, SOCIETE GENERALE LOC)+/-ss                1.75       11/01/2027       25,000,001
     9,755,000   MOBILE AL INDUSTRIAL DEVELOPMENT BOARD PCR ALABAMA POWER
                 COMPANY BARRY SERIES A (POWER REVENUE)+/-ss                   4.75       06/01/2034       10,243,727
     1,500,000   MOBILE AL INDUSTRIAL DEVELOPMENT BOARD PCR ALABAMA POWER
                 COMPANY BARRY SERIES B (POWER REVENUE)+/-ss                   4.88       06/01/2034        1,609,051
     1,000,000   UNIVERSITY OF ALABAMA AT BIRMINGHAM HOSPITAL SERIES A
                 (HCFR)                                                        4.00       09/01/2011        1,027,911
       800,000   UNIVERSITY OF ALABAMA AT BIRMINGHAM HOSPITAL SERIES A
                 (HCFR)                                                        5.00       09/01/2012          852,201
       380,000   UNIVERSITY OF ALABAMA AT BIRMINGHAM HOSPITAL SERIES A
                 (HCFR)                                                        5.00       09/01/2013          409,846
    10,030,001   UNIVERSITY OF ALABAMA AT BIRMINGHAM SERIES B (HCFR,
                 REGIONS BANK LOC)+/-ss                                        1.50       09/01/2031       10,030,001
     3,245,000   WEDOWEE CHIMNEY COVE AL IMPROVEMENT DISTRICT CHIMNEY
                 COVE PROJECT (OTHER REVENUE, WEST GEORGIA NATIONAL BANK
                 LOC)+/-ss                                                     5.00       07/01/2037        2,107,304

                                                                                                           93,905,051
                                                                                                       --------------
ALASKA: 0.27%
       460,000   ALASKA INDUSTRIAL DEVELOPMENT & EXPORT AUTHORITY
                 UNREFUNDED BALANCE SNETTISHAM 1ST (UTILITIES REVENUE,
                 AMBAC INSURED)                                                6.00       01/01/2015          463,074
       500,000   ALASKA STUDENT LOAN CORPORATION EDUCATION (STUDENT LOAN
                 REVENUE)                                                      5.00       06/01/2014          536,101
     8,105,007   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS 4018
                 (PROPERTY TAX REVENUE, NATL-RE INSURED)+/-ss                  0.49       04/01/2021        8,105,007

                                                                                                            9,104,182
                                                                                                       --------------
ARIZONA: 1.93%
     1,000,000   ARIZONA HEALTH FACILITIES AUTHORITY BANNER HEALTH
                 SERIES D (HCFR)                                               5.00       01/01/2012        1,052,281
    21,500,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX
                 CHILDREN'S HOSPITAL SERIES A (HCFR)+/-ss                      1.31       02/01/2042       18,920,002
    12,175,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX
                 CHILDREN'S HOSPITAL SERIES B (HCFR)+/-ss                      1.16       02/01/2042       10,790,096
     4,050,000   ARIZONA SCHOOL FACILITIES BOARD STATE SCHOOL
                 TRUST (OTHER REVENUE, AMBAC INSURED)                          4.25       07/01/2015        4,192,036
     1,515,000   ARIZONA SCHOOL FACILITIES BOARD STATE SCHOOL
                 TRUST SERIES A (OTHER REVENUE, AMBAC INSURED)                 5.50       07/01/2014        1,649,397
     2,300,000   ARIZONA TOURISM & SPORTS AUTHORITY (OTHER REVENUE)            5.25       07/01/2015        2,450,007
     3,640,000   GILBERT AZ WATER RESERVE MUNICIPAL PROPERTY
                 CORPORATION SUB LIEN (WATER REVENUE)                          4.75       10/01/2032        3,640,220
    10,635,000   MARICOPA COUNTY AZ IDA CATHOLIC HEALTH CARE WEST
                 SERIES B (HCFR)+/-ss                                          5.00       07/01/2025       11,149,523
     2,000,000   MARICOPA COUNTY AZ IDA CATHOLIC HEALTHCARE WEST
                 SERIES A (HCFR)                                               5.00       07/01/2013        2,149,781

                 68 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
ARIZONA (continued)
$    1,310,000   MARICOPA COUNTY AZ IDA CATHOLIC HEALTHCARE WEST SERIES A
                 (HCFR)                                                        5.00%      07/01/2016   $    1,311,416
     2,955,000   PIMA COUNTY AZ IDA CONSTELLATION SCHOOLS PROJECT (LEASE
                 REVENUE)                                                      6.38       01/01/2019        2,893,507
     1,635,000   PIMA COUNTY AZ IDA GLOBAL WATER RESEARCH LLC PROJECT
                 (WATER REVENUE)                                               5.50       12/01/2013        1,624,880
     1,540,000   VERRADO AZ COMMUNITY FACILITIES DISTRICT # 1 (PROPERTY
                 TAX REVENUE)                                                  4.85       07/15/2014        1,524,740
     1,132,829   WHITE MOUNTAIN AZ APACHE TRIBE FORT APACHE INDIAN
                 RESERVATION FORT APACHE TIMBER EQUIPMENT LEASE (OTHER
                 REVENUE)                                                      6.95       03/04/2012        1,095,458

                                                                                                           64,443,344
                                                                                                       --------------
ARKANSAS: 0.01%
       355,000   ARKANSAS STATE DEVELOPMENT FINANCIAL AUTHORITY PUBLIC
                 HEALTH LABORATORY PROJECT (HCFR, AMBAC INSURED)               3.90       12/01/2024          355,056
        40,000   FAYETTEVILLE AR CAPITAL IMPROVEMENTS (SALES TAX REVENUE,
                 AGM INSURED)                                                  4.13       11/01/2026           40,631

                                                                                                              395,687
                                                                                                       --------------
CALIFORNIA: 10.11%
     3,950,000   ABAG FINANCE AUTHORITY FOR NONPROFIT COPORATIONS URBAN
                 SCHOOL SAN FRANCISCO (OTHER REVENUE, ALLIED IRISH
                 BANKS PLC LOC)+/-ss                                           3.50       08/01/2034        3,950,000
     2,190,000   ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS CA
                 GEORGIANA BRUCE KIRBY PREPARATORY SCHOOL (PRIVATE SCHOOL
                 REVENUE, COMMERCIAL BANK CA LOC)+/-ss                         3.85       02/01/2037        2,213,126
     3,500,000   ALAMEDA COUNTY CA COP CAPITAL APPRECIATION (LEASE
                 REVENUE, NATL-RE INSURED)                                     5.38       12/01/2014        3,684,170
     2,185,000   ALAMEDA COUNTY CA COP CAPITAL APPRECIATION (LEASE
                 REVENUE, NATL-RE INSURED)##                                   3.52       06/15/2014        1,901,409
     6,750,000   BALDWIN PARK CA USD BOND ANTICIPATION NOTES (PROPERTY
                 TAX REVENUE)##                                                3.12       08/01/2014        5,943,376
    15,000,000   CALIFORNIA GOLDEN EMPIRE SCHOOLS FINANCING AUTHORITY
                 KERN HIGH SCHOOL DISTRICT PROJECTS REFUNDING (LEASE
                 REVENUE)                                                      4.00       05/01/2012       15,510,301
     2,670,000   CALIFORNIA HFA HOME MORTGAGE SERIES F (HOUSING REVENUE,
                 FGIC INSURED)                                                 4.55       02/01/2015        2,681,214
     1,000,000   CALIFORNIA HFA HOME MORTGAGE SERIES L (HOUSING REVENUE,
                 FGIC INSURED)                                                 4.05       02/01/2014          997,070
     4,000,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES F
                 (HCFR)+/-ss                                                   5.00       07/01/2027        4,346,840
     3,000,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES G
                 (HCFR)+/-ss                                                   5.00       07/01/2028        3,176,610
     2,500,000   CALIFORNIA HFFA CEDARS-SINAI MEDICAL CENTER (HCFR)            5.00       08/15/2012        2,666,600
    33,620,001   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
                 COLBURN SCHOOL SERIES B (OTHER REVENUE, ALLIED IRISH
                 BANK PLC LOC)+/-ss                                            2.40       08/01/2037       33,620,001
     7,000,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
                 PACIFIC GAS & ELECTRIC SERIES E (NATURAL GAS
                 REVENUE)+/-ss                                                 2.25       11/01/2026        7,010,571
     3,750,000   CALIFORNIA MUNICIPAL FINANCE AUTHORITY WASTE MANAGEMENT
                 INCORPORATED PROJECT (LEASE REVENUE)+/-ss                     3.00       09/01/2014        3,804,375
    10,000,000   CALIFORNIA MUNICIPAL FINANCE AUTHORITY WASTE MANAGEMENT
                 INCORPORATED PROJECT SERIES A (RESOURCE RECOVERY
                 REVENUE)+/-ss                                                 2.38       02/01/2039       10,046,901
     4,445,000   CALIFORNIA PCFA ENVIRONMENTAL IMPROVEMENT BP WEST COAST
                 PRODUCTS LLC REFUNDING (RESOURCE RECOVERY)+/-ss               2.60       12/01/2046        3,911,644
     1,700,000   CALIFORNIA PCFA PACIFIC GAS & ELECTRIC SERIES A (IDR,
                 NATL-RE INSURED)+/-ss                                         5.35       12/01/2016        1,763,002
     1,080,000   CALIFORNIA PCFA SOLID WASTE DISPOSAL BROWNING FERRIS
                 INDUSTRIES INCORPORATED SERIES A (IDR)                        5.80       12/01/2016        1,082,009
     5,000,000   CALIFORNIA PCFA WASTE MANAGEMENT INCORPORATED PROJECT
                 SERIES A (RESOURCE RECOVERY REVENUE)+/-ss                     5.00       11/01/2038        5,285,401
     1,000,000   CALIFORNIA PCFA WASTE MANAGEMENT INCORPORATED PROJECT
                 SERIES C (IDR)+/-ss                                           6.75       12/01/2027        1,018,050
       820,000   CALIFORNIA PCFA WEST COMPANY SERIES A (RESOURCE RECOVERY
                 REVENUE, BANK OF AMERICA NA LOC)                              5.13       01/01/2014          821,353
    33,000,001   CALIFORNIA STATE DWR POWER SUPPLY SUBSERIES G-5 (WATER
                 REVENUE, AGM INSURED)+/-ss                                    0.33       05/01/2016       33,000,001
     8,500,000   CALIFORNIA STATE ECONOMIC RECOVERY SERIES A (SALES TAX
                 REVENUE)                                                      5.00       07/01/2016        8,749,306
     5,250,000   CALIFORNIA STATEWIDE CDA DISPOSAL REPUBLIC SERVICES
                 SERIES A (RESOURCE RECOVERY REVENUE)                          4.95       12/01/2012        5,497,066
       720,000   CALIFORNIA STATEWIDE CDA INTERNATIONAL SCHOOL PENINSULA
                 PROJECT (PRIVATE SCHOOLS REVENUE)                             4.60       11/01/2013          710,770
     3,000,000   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
                 DISPOSAL WASTE MANAGEMENT INCORPORATED PROJECT (RESOURCE
                 RECOVERY REVENUE)+/-ss                                        1.88       04/01/2011        3,000,210

                 Wells Fargo Advantage Municipal Income Funds 69


Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
CALIFORNIA (continued)
$      880,000   CHINO ONTARIO UPLAND CA WATER FACILITIES AUTHORITY COP
                 AGUA DE LEJOS PROJECT SERIES A
                 (WATER REVENUE, NATL-RE INSURED)                              5.20%      10/01/2015   $      889,953
     2,305,000   CULVER CITY CA RDFA (TAX REVENUE, AMBAC INSURED)              5.50       11/01/2014        2,379,290
     3,300,000   DINUBA CA REDEVELOPMENT AGENCY MERGED CITY
                 REDEVELOPMENT PROJECT # 2
                 (TAX ALLOCATION REVENUE)                                      4.45       10/01/2011        3,307,095
     8,105,000   EUREKA CA USD SERIES A (NATL-RE FGIC INSURED)##               4.56       08/01/2018        5,621,224
     4,000,000   FONTANA CA USD BOND ANTICIPATION NOTES (PROPERTY TAX
                 REVENUE)##                                                    2.63       12/01/2012        3,752,280
     2,825,000   FONTANA CA USD BOND ANTICIPATION NOTES (PROPERTY TAX
                 REVENUE)                                                      4.00       12/01/2012        2,962,549
    15,000,001   FREMONT CA COP REFINANCING & CAPITAL PROJECTS REFUNDING
                 (LEASE REVENUE, ALLIED IRISH BANKS PLC LOC)+/-ss              3.53       08/01/2038       15,000,001
     8,500,000   GILROY CA SCHOOL DISTRICT MEASURE P (EDUCATION REVENUE)       5.00       04/01/2013        9,092,026
     5,575,000   GOLDEN STATE TOBACCO SECURITIZATION CORPORATION
                 CALIFORNIA TOBACCO SETTLEMENT SERIES A (OTHER REVENUE,
                 AMBAC INSURED)                                                5.00       06/01/2013        5,953,599
    15,000,000   KERN CA COMMUNITY COLLEGE DISTRICT COP (LEASE REVENUE)        4.00       04/01/2014       15,431,251
     6,000,000   LAKESIDE CA USD ELECTION 2008 SERIES A (PROPERTY TAX
                 REVENUE)##                                                    3.60       06/01/2014        5,212,561
       500,000   LONG BEACH CA BOND FINANCE AUTHORITY SERIES A (NATURAL
                 GAS REVENUE)                                                  5.00       11/15/2012          529,050
       800,000   LONG BEACH CA BOND FINANCE AUTHORITY SERIES A (NATURAL
                 GAS REVENUE)                                                  5.00       11/15/2014          846,096
    14,000,000   LONG BEACH CA COMMUNITY COLLEGE DISTRICT BOND
                 ANTICIPATION NOTES SERIES A                                   9.85       01/15/2013       16,797,761
       800,000   MONTEREY COUNTY CA COP REFINANCING PROJECT (AGM INSURED)      4.00       08/01/2013          857,680
    16,425,000   NORTHERN CA GAS AUTHORITY # 1 LIBOR (UTILITIES
                 REVENUE)+/-ss                                                 0.80       07/01/2017       13,365,845
    15,600,000   NORTHERN CA GAS AUTHORITY # 1 LIBOR (UTILITIES
                 REVENUE)+/-ss                                                 0.83       07/01/2019       11,485,501
     1,520,000   OXNARD CA HARBOR DISTRICT (AIRPORT REVENUE, ACA INSURED)      5.65       08/01/2014        1,522,371
     1,645,000   PORT HUENEME CA REDEVELOPMENT AGENCY CENTRAL COMMUNITY
                 PROJECT (TAX ALLOCATION REVENUE, AMBAC INSURED)               5.50       05/01/2014        1,669,264
     4,090,000   PORT OF OAKLAND CA REFUNDING SERIES N (OTHER REVENUE,
                 NATL-RE INSURED)                                              5.00       11/01/2014        4,282,026
     2,485,000   PORT OF OAKLAND CA SERIES K UNREFUNDED (MARINA REVENUE,
                 NATL-RE FGIC INSURED)                                         5.75       11/01/2014        2,490,740
     2,975,000   PORT OF OAKLAND CA SERIES K UNREFUNDED (MARINA REVENUE,
                 NATL-RE FGIC INSURED)                                         5.88       11/01/2017        2,978,838
     3,070,000   POWAY CA COMMUNITY FACILITIES DISTRICT # 88-1 PARKWAY
                 BUSINEss (SPECIAL ASSESSMENT REVENUE)                         3.50       08/15/2013        3,100,025
     6,915,000   SACRAMENTO CA CITY FINANCING AUTHORITY SERIES A (LEASE
                 REVENUE, AMBAC INSURED)                                       5.38       11/01/2014        7,319,183
     2,725,000   SACRAMENTO CA CITY FINANCING AUTHORITY SERIES B (LEASE
                 REVENUE)                                                      5.00       11/01/2014        2,860,024
     7,640,001   SACRAMENTO COUNTY CA SANITATION DISTRICT FINANCING
                 AUTHORITY SUBORDINATE LIEN
                 SACRAMENTO REGULATION C (SEWER REVENUE, CREDIT
                 AGRICOLE INDOSUEZ LOC)+/-ss                                   0.22       12/01/2030        7,640,001
     4,310,000   SAN DIEGO CA PFFA BALLPARK SERIES A (LEASE REVENUE,
                 AMBAC INSURED)                                                5.00       02/15/2014        4,671,566
     4,525,000   SAN DIEGO CA PFFA BALLPARK SERIES A (LEASE REVENUE,
                 AMBAC INSURED)                                                5.00       02/15/2015        4,931,752
     2,000,000   SAN DIEGO COUNTY CA COP (LEASE REVENUE, AMBAC INSURED)        5.63       09/01/2012        2,054,300
       550,000   SANTA ROSA CA RANCHERIA TACHI YOKUT TRIBE ENTERPRISE
                 (OTHER REVENUE)++                                             4.50       03/01/2011          549,824
       900,000   SAVANNA CA ELEMENTARY SCHOOL DISTRICT BOND ANTICIPATION
                 NOTES (PROPERTY TAX REVENUE)                                  4.00       05/01/2012          933,579
     2,000,000   SAVANNA CA ELEMENTARY SCHOOL DISTRICT CAPITAL
                 APPRECIATION (PROPERTY TAX REVENUE)##                         3.04       05/01/2012        1,891,540
       500,000   SIERRA CA JOINT COMMUNITY COLLEGE DISTRICT SCHOOL
                 FACILITIES IMPROVEMENT DISTRICT # 2 CAPITAL APPRECIATION
                 WESTERN NEVADA SERIES B (PROPERTY TAX REVENUE, NATL-RE
                 INSURED)##                                                    3.36       08/01/2015          421,675
     1,000,000   SOUTHERN CA PUBLIC POWER AUTHORITY NATIONAL GAS PROJECT
                 REVENUE SERIES A (NATURAL GAS REVENUE)                        5.00       11/01/2013        1,059,840
       750,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT ELECTION
                 2004 SERIES A (PROPERTY TAX REVENUE)                          6.50       08/01/2013          857,243
     1,000,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT ELECTION
                 2004 SERIES A (PROPERTY TAX REVENUE)                          6.50       08/01/2014        1,171,320
       775,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT SERIES A
                 (HCFR)                                                        4.25       07/01/2011          795,429
       300,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT SERIES A
                 (HCFR)                                                        5.00       07/01/2012          318,375
     3,000,000   WHITTIER CA HEALTH FACILITY REVENUE PRESBYTERIAN
                 INTERCOMMUNITY HOSPITAL D (HOSPITAL REVENUE)                  5.00       06/01/2013        3,226,770

                                                                                                          336,620,823
                                                                                                       --------------

                 70 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
COLORADO: 1.20%
$      195,000   COLORADO ECFA TWIN PEAKS CHARTER SCHOOL (OTHER REVENUE)       5.75%       11/15/2018   $      207,292
     3,000,000   COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH
                 SERIES C-2 (HCFR)+/-ss                                        4.00        10/01/2040        3,165,902
     2,900,000   COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH
                 SERIES C-8 (HCFR)+/-ss                                        4.10        09/01/2036        3,008,810
       125,000   COLORADO HEALTH FACILITIES PREREFUNDED HEALTH
                 EVANGELICAL (HCFR)                                            6.25        12/01/2010          128,072
     1,600,000   DENVER CO CITY & COUNTY AIRPORT SERIES A (AIRPORT
                 REVENUE, AMBAC INSURED)                                       6.00        11/15/2016        1,625,986
     1,975,000   DENVER CO CITY & COUNTY AIRPORT SERIES D (AIRPORT
                 REVENUE, AMBAC-TCRS INSURED)                                  7.75        11/15/2013        2,163,555
     1,500,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES A2 (TOLL ROAD
                 REVENUE, NATL-RE INSURED)+/-ss                                5.00        09/01/2039        1,545,602
     7,685,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES B (TOLL ROAD
                 REVENUE, NATL-RE INSURED)##                                   3.21        09/01/2011        7,401,502
     9,500,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES B2 (TOLL ROAD
                 REVENUE, NATL-RE INSURED)+/-ss                                5.00        09/01/2039        9,788,802
     1,115,000   MERIDIAN METROPOLITAN DISTRICT CO SERIES A (PROPERTY TAX
                 REVENUE, RADIAN INSURED)                                      5.38        12/01/2013        1,137,457
     9,415,000   PUBLIC AUTHORITY FOR CO ENERGY NATURAL GAS (UTILITIES
                 REVENUE)                                                      5.75        11/15/2018        9,957,400

                                                                                                            40,130,380
                                                                                                        --------------
CONNECTICUT: 0.10%
     3,000,000   EASTERN CONNECTICUT RESOURCE RECOVERY AUTHORITY SOLID
                 WASTE REVENUE WHEELABRATOR LISBON PROJECT SERIES A
                 (OTHER REVENUE)                                               5.50        01/01/2014        3,009,040
       305,000   NAUGATUCK CT COP INCINERATION FACILITY PROJECT SERIES A
                 (LEASE REVENUE, AMBAC INSURED)                                5.00        06/15/2015          314,174

                                                                                                             3,323,214
                                                                                                        --------------
DISTRICT OF COLUMBIA: 1.42%
     2,900,000   DISTRICT OF COLUMBIA BOND ANTICIPATION NOTES PILOT
                 ARTHUR (OTHER REVENUE)                                        4.00        12/01/2012        3,027,747
     3,000,002   DISTRICT OF COLUMBIA CARNEGIE ENDOWMENT FOR
                 INTERNATIONAL PEACE (OTHER REVENUE, ALLIED IRISH BANK
                 PLC LOC)+/-ss                                                 2.50        11/01/2045        3,000,002
     6,400,002   DISTRICT OF COLUMBIA CHILDREN'S RESEARCH CENTER (OTHER
                 REVENUE, SUNTRUST BANK LOC)+/-ss                              0.48        04/01/2038        6,400,002
     1,980,000   DISTRICT OF COLUMBIA CONVENTION CENTER AUTHORITY SERIES
                 A (OTHER REVENUE, AMBAC INSURED)                              5.00        10/01/2012        2,136,580
     7,300,003   DISTRICT OF COLUMBIA GEORGETOWN DAY SCHOOL ISSUES
                 (PRIVATE SCHOOLS REVENUE, SUNTRUST BANK LOC)+/-ss             0.43        07/01/2040        7,300,003
     7,400,003   DISTRICT OF COLUMBIA JEWISH CAMPUS LIFE (OTHER REVENUE,
                 SUNTRUST BANK LOC)+/-ss                                       0.43        05/01/2027        7,400,003
    13,000,003   DISTRICT OF COLUMBIA SIDWELL FRIENDS SCHOOL (COLLEGE &
                 UNIVERSITY REVENUE, SUNTRUST BANK LOC)+/-ss                   0.43        04/01/2035       13,000,003
     5,000,000   DISTRICT OF COLUMBIA TOBACCO SETTLEMENT FINANCING
                 CORPORATION ASSET-BACKED BONDS (TOBACCO SETTLEMENT
                 FUNDED REVENUE)                                               5.70        05/15/2012        5,145,002

                                                                                                            47,409,342
                                                                                                        --------------
FLORIDA: 6.31%
     2,800,000   ARCADIA FL HOUSING AUTHORITY ARCADIA OAKS ASSOCIATION
                 LIMITED PROJECT (MFHR)                                        4.25        01/01/2012        2,802,269
       395,000   BOYNTON BEACH FL UTILITY SYSTEM REFUNDING (WATER
                 REVENUE, NATL-RE FGIC INSURED)                                5.00        11/01/2012          407,170
       110,000   BREVARD COUNTY FL HFA SERIES B (HOUSING REVENUE, GNMA
                 INSURED)                                                      6.50        09/01/2022          121,210
       500,000   BROWARD COUNTY FL HEALTH FACILITIES AUTHORITY CATHOLIC
                 HEALTH SERVICES (HCFR, SUNTRUST BANK LOC)                     5.50        08/15/2014          506,640
     5,000,000   BROWARD COUNTY FL SERIES E (AIRPORT REVENUE, NATL-RE
                 INSURED)                                                      5.25        10/01/2011        5,040,801
     6,000,000   CAPE CORAL FL BOND ANTICIPATION NOTES (WATER REVENUE)         6.00        10/01/2011        6,100,621
     2,170,000   CITRUS COUNTY FL COP (OTHER REVENUE)                          4.00        04/01/2013        2,293,473
     1,400,000   CONNERTON WEST COMMUNITY DEVELOPMENT DISTRICT FL SERIES
                 B (SPECIAL ASSESSMENT REVENUE)                                5.13        05/01/2016          538,440
     1,715,000   COOPER CITY FL UTILITY SYSTEM (ELECTRIC REVENUE)##            6.92        10/01/2013        1,374,813
     1,000,000   EMERALD COAST FL UTILITIES AUTHORITY REVENUE SERIES B
                 (UTILITY REVENUE, NATL-RE FGIC INSURED)                       6.25        01/01/2013        1,104,280
     1,010,000   ESCAMBIA COUNTY FL UTILITIES AUTHORITY (UTILITY REVENUE)      6.25        01/01/2015        1,120,514
       460,000   ESCAMBIA COUNTY FL HFA MULTI COUNTY PROGRAM SERIES A2
                 (HOUSING REVENUE, GNMA INSURED)                               6.95        04/01/2024          474,416
     2,820,000   FLORIDA HOUSING FINANCE CORPORATION SERIES 2 (HOUSING
                 REVENUE)                                                      5.00        01/01/2035        2,873,017
     1,500,000   FLORIDA STATE BOARD OF EDUCATION SERIES B (OTHER
                 REVENUE, NATL-RE FGIC INSURED)                                5.50        07/01/2014        1,579,155
     1,000,000   FLORIDA STATE DEPARTMENT OF CORRECTIONS COP OKEECHOBEE
                 CORRECTIONAL FACILITY PROJECT (LEASE REVENUE, AMBAC
                 INSURED)                                                      5.00        03/01/2014        1,085,490

                 Wells Fargo Advantage Municipal Income Funds 71


Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
FLORIDA (continued)
$    6,030,000   GULF BREEZE FL LOCAL GOVERNMENT LOAN SERIES FG & H
                 (OTHER REVENUE)+/-ss                                          5.00%       12/01/2020   $    6,086,804
       100,000   GULF BREEZE FL LOCAL GOVERNMENT SERIES B (OTHER REVENUE,
                 FGIC INSURED)+/-ss                                            5.30        12/01/2015          101,130
     1,135,000   GULF BREEZE FL LOCAL GOVERNMENT SERIES B (OTHER REVENUE,
                 FGIC INSURED)+/-ss                                            4.00        12/01/2020        1,099,191
       290,000   GULF BREEZE FL REVENUE LOCAL GOVERNMENT LOAN E TEND
                 12/01/15 (OTHER REVENUE, FGIC INSURED)+/-ss                   5.55        12/01/2020          291,940
     2,000,000   GULF BREEZE FL SERIES B (OTHER REVENUE, FGIC
                 INSURED)+/-ss                                                 4.25        12/01/2020        1,956,600
     2,225,000   GULF BREEZE FL SERIES C (OTHER REVENUE, FGIC
                 INSURED)+/-ss                                                 4.00        12/01/2020        2,224,555
     1,070,000   GULF BREEZE FL SERIES C (OTHER REVENUE, FGIC
                 INSURED)+/-ss                                                 4.00        12/01/2020        1,063,997
     4,625,000   HIGHLANDS COUNTY FL HEALTH FACILITIES AUTHORITY HEALTH
                 SERIES I (HCFR)                                               4.50        11/15/2015        4,983,069
     2,000,000   HIGHLANDS COUNTY FL HEALTH FACILITIES AUTHORITY SUNBELT
                 SERIES E (HCFR)                                               5.00        11/15/2014        2,203,140
        15,000   HIGHLANDS COUNTY FL HFA ADVENTIST HEALTH SYSTEM SERIES
                 G (HCFR)                                                      5.00        11/15/2010           15,246
       385,000   HIGHLANDS COUNTY FL HFA ADVENTIST HEALTH SYSTEM SERIES G
                 (HCFR)                                                        5.00        11/15/2010          390,502
     2,045,000   HIGHLANDS COUNTY FL HOSPITAL ADVENTIST HEALTH SYSTEM
                 D PREREFUNDED (HCFR)                                          5.38        11/15/2035        2,304,449
     2,225,000   HILLSBOROUGH COUNTY FL IDA (RESOURCE RECOVERY
                 REVENUE, AMBAC INSURED)+/-ss                                  5.00        12/01/2034        2,334,716
     1,060,000   HILLSBOROUGH COUNTY PORT DISTRICT SERIES A (AIRPORT &
                 MARINA REVENUE, NATL-RE INSURED)                              5.75        06/01/2016        1,125,868
    39,000,000   LAKELAND FL ENERGY SYSTEM REVENUE (ELECTRIC
                 REVENUE)+/-ss                                                 1.41        10/01/2014       39,097,501
     3,000,000   LEE COUNTY FL AIRPORT REFUNDING SERIES A (AIRPORT
                 REVENUE)                                                      5.00        10/01/2014        3,222,601
     2,700,000   LEE COUNTY FL MEMORIAL HEALTH SYSTEM SERIES A
                 (NURSINGHOME REVENUE, AGM INSURED)                            5.76        04/01/2013        2,873,206
       750,000   LEE COUNTY FL SOLID WASTE SYSTEM REFUNDING (OTHER
                 REVENUE, NATL-RE INSURED)                                     5.63        10/01/2013          780,878
       100,000   MANATEE COUNTY FL HFA SINGLE FAMILY SUB-SERIES 2
                 (HOUSING REVENUE, GNMA INSURED)                               6.50        11/01/2023          101,851
       325,000   MARION COUNTY FL SCHOOL BOARD SERIES B (LEASE
                 REVENUE, AMBAC INSURED)                                       5.00        06/01/2014          359,489
     1,000,000   MIAMI DADE COUNTY FL AVIATION (AIRPORT REVENUE)               5.25        10/01/2014        1,005,240
     1,650,000   MIAMI DADE COUNTY FL HEALTH FACILITIES AUTHORITY
                 MIAMI CHILDRENS SERIES A-2 (HCFR, NATL-RE INSURED)+/-ss       4.55        08/01/2046        1,724,811
    17,000,001   MIAMI DADE COUNTY FL IDA DOLPHINS STADIUM PROJECT
                 SERIES D (IDR)+/-ss                                           3.21        07/01/2032       17,000,001
     4,000,000   MIAMI DADE COUNTY FL SCHOOL BOARD COP (LEASE REVENUE,
                 NATL-RE FGIC INSURED)                                         5.25        10/01/2015        4,299,521
     4,530,000   MIAMI DADE COUNTY FL SCHOOL BOARD COP SERIES A (LEASE
                 REVENUE, AMBAC INSURED)                                       5.00        08/01/2011        4,677,951
     1,600,000   MIAMI DADE COUNTY FL SCHOOL BOARD COP SERIES A (LEASE
                 REVENUE, AMBAC INSURED)                                       5.00        08/01/2012        1,692,064
     7,760,000   MIAMI DADE COUNTY FL SCHOOL BOARD COP SERIES A (LEASE
                 REVENUE, NATL-RE FGIC INSURED)                                5.00        05/01/2012        8,166,082
     2,500,000   MIAMI DADE COUNTY FL SCHOOL BOARD COP SERIES B (LEASE
                 REVENUE, NATL-RE INSURED)+/-ss                                5.50        05/01/2030        2,576,851
    14,116,629   MIAMI DADE COUNTY FL SCHOOL BOARD MASTER EQUIPMENT
                 LEASE 2 (LEASE REVENUE)(a)                                    3.59        03/03/2016       14,289,559
     1,450,000   ORANGE COUNTY FL HEALTH FACILITIES AUTHORITY ORLANDO
                 HEALTH INCORPORATED (HCFR)                                    5.00        10/01/2013        1,571,264
     1,000,000   ORANGE COUNTY FL HEALTH FACILITIES AUTHORITY ORLANDO
                 HEALTH INCORPORATED (HCFR)                                    5.00        10/01/2014        1,085,700
     2,000,000   ORANGE COUNTY FL SALES TAX REVENUE REFUNDING SERIES A
                 (SALES TAX REVENUE, NATL-RE INSURED)                          5.13        01/01/2016        2,144,220
    20,000,001   ORLANDO & ORANGE COUNTY FL EXPRESSWAY AUTHORITY SUB
                 SERIES B-2 (TOLL ROAD REVENUE, SUNTRUST BANK LOC)+/-ss        0.38        07/01/2040       20,000,001
     2,500,000   PALM BEACH COUNTY FL SCHOOL BOARD SERIES B (LEASE
                 REVENUE, FGIC INSURED)+/-ss                                   5.00        08/01/2025        2,579,876
       535,000   POLK COUNTY FL SCHOOL BOARD COP SERIES A (LEASE
                 REVENUE, AGM INSURED)                                         3.00        01/01/2014          548,990
     1,935,000   POLK COUNTY FL SCHOOL BOARD COP SERIES A (LEASE
                 REVENUE, AGM INSURED)                                         3.00        01/01/2015        1,964,393
     1,235,000   POLK COUNTY FL SCHOOL BOARD COP SERIES B (LEASE
                 REVENUE, AGM INSURED)                                         3.00        01/01/2015        1,253,760
     1,700,000   PUNTA GORDA FL HOUSING AUTHORITY GULF BREEZE
                 APARTMENTS SERIES B (HOUSING REVENUE, HUD INSURED)            4.13        07/01/2010        1,700,085
     1,000,000   SARASOTA COUNTY FL EDUCATIONAL FACILITIES SCHOOL ARTS
                 & SCIENCES PROJECT (OTHER REVENUE)                            5.20        07/01/2017        1,003,370
       835,000   SOUTH LAKE COUNTY HOSPITAL DISTRICT (HOSPITAL REVENUE)        4.00        10/01/2014          867,231
       920,000   SOUTH LAKE COUNTY HOSPITAL DISTRICT (HOSPITAL REVENUE)        5.00        10/01/2015          989,074
    12,225,001   SOUTHEAST VOLUSIA FL HOSPITAL DISTRICT BERT FISH MEDICAL
                 CENTER ISSUE (HCFR, BANK OF AMERICA N.A. LOC)+/-ss            0.37        05/01/2022       12,225,001
     1,920,000   ST. JOHNS COUNTY FL IDA FLAGLER HOSPITAL INCORPORATED
                 SERIES A (HCFR, NATL-RE INSURED, SUNTRUST BANK LOC)+/-ss      0.43        12/15/2026        1,920,000
     4,885,001   UNIVERSITY OF SOUTH FLORIDA COLLEGE MEDICINE HEALTH
                 FACILITIES LEASE PROGRAM SERIES A-1 (LEASE REVENUE,
                 SUNTRUST BANK LOC)+/-ss                                       0.43        07/01/2036        4,885,001

                                                                                                           210,209,088
                                                                                                        --------------

                 72 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
GEORGIA: 1.82%
$    1,000,000   ATLANTA GA SERIES A (WATER REVENUE, NATL-RE FGIC
                 INSURED)                                                      5.50%       11/01/2011   $    1,054,581
     8,500,000   ATLANTA GA SERIES A (WATER REVENUE, NATL-RE FGIC
                 INSURED)                                                      5.50        11/01/2012        9,274,606
     8,000,000   ATLANTA GA SERIES A (WATER REVENUE, NATL-RE FGIC
                 INSURED)                                                      5.50        11/01/2013        8,871,121
     5,000,001   ATLANTA GA SERIES B-2 (AIRPORT REVENUE, NATL-RE
                 INSURED)+/-ss                                                 2.31        01/01/2030        5,000,001
     2,500,000   ATLANTA GA SERIES C (AIRPORT REVENUE, NATL-RE FGIC
                 INSURED)                                                      6.13        01/01/2012        2,533,301
     1,249,598   DALTON GA SCHOOL DISTRICT EQUIPMENT LEASE PURCHASE #
                 996-021203 (EDUCATION REVENUE)                                4.20        08/01/2013        1,252,736
       462,868   DALTON GA SCHOOL DISTRICT EQUIPMENT LEASE PURCHASE #
                 996-021203 SERIES B (EDUCATION REVENUE)                       4.20        08/01/2013          463,462
       364,308   GAINESVILLE GA SCHOOL DISTRICT EQUIPMENT LEASE
                 PURCHASE (EDUCATION REVENUE)                                  4.20        03/01/2013          364,819
     5,000,000   GEORGE L SMITH II GA DOMED STADIUM PROJECT
                 (RECREATIONAL REVENUE, NATL-RE INSURED)                       5.75        07/01/2014        5,062,951
     6,000,000   GEORGE L SMITH II GA DOMED STADIUM PROJECT
                 (RECREATIONAL REVENUE, NATL-RE INSURED)                       5.75        07/01/2015        6,073,741
     4,897,594   HENRY COUNTY GA MASTER STATE MUNICIPAL LOAN 144A
                 (OTHER REVENUE)                                               4.09        04/24/2016        4,920,026
     4,000,000   MAIN STREET NATURAL GAS INCORPORATED GEORGIA SERIES A
                 (UTILITIES REVENUE)                                           5.00        03/15/2014        4,314,481
       820,000   MAIN STREET NATURAL GAS INCORPORATED GEORGIA SERIES B
                 (ELECTRIC REVENUE)                                            5.00        03/15/2012          855,769
     2,250,000   MAIN STREET NATURAL GAS INCORPORATED GEORGIA SERIES B
                 (NATURAL GAS REVENUE)                                         5.00        03/15/2015        2,358,946
     2,000,000   MAIN STREET NATURAL GAS INCORPORATED GEORGIA GAS
                 PROJECT SERIES B (NATURAL GAS REVENUE)                        5.00        03/15/2011        2,041,081
     1,000,000   PIKE COUNTY GA SCHOOL DISTRICT (PROPERTY TAX REVENUE,
                 AMBAC INSURED)                                                5.70        02/01/2016        1,004,061
     1,400,000   PUBLIC GAS PARTNERS INCORPORATED GEORGIA SERIES A
                 (NATURAL GAS REVENUE)                                         5.00        10/01/2013        1,539,483
     3,000,000   PUBLIC GAS PARTNERS INCORPORATED GEORGIA SERIES A
                 (NATURAL GAS REVENUE)                                         5.00        10/01/2014        3,330,511
       214,564   PUTNAM COUNTY GA SCHOOL DISTRICT (LEASE REVENUE)              4.20        03/01/2013          214,865

                                                                                                            60,530,542
                                                                                                        --------------
GUAM: 0.02%
       500,000   GUAM GOVERNMENT LIMITED OBLIGATION SECTION 30 SERIES
                 A (OTHER REVENUE)                                             5.00        12/01/2012          529,179
                                                                                                        --------------
HAWAII: 0.26%
     2,250,000   STATE OF HAWAII AIRPORTS SYSTEM REFUNDING SERIES B
                 (AIRPORT REVENUE)                                             5.00        07/01/2012        2,393,309
     1,500,000   STATE OF HAWAII AIRPORTS SYSTEM REFUNDING SERIES B
                 (AIRPORT REVENUE, NATL-RE FGIC INSURED)                       6.50        07/01/2014        1,515,216
     4,545,000   STATE OF HAWAII DEPARTMENT OF BUDGET & FINANCE
                 HAWAIIAN ELECTRIC COMPANY SERIES A (ELECTRIC REVENUE,
                 NATL-RE INSURED)                                              4.95        04/01/2012        4,747,260

                                                                                                             8,655,785
                                                                                                        --------------
IDAHO: 0.07%
     2,130,000   IDAHO HOUSING & FINANCE ASSOCIATION SERIES A (HOUSING
                 REVENUE)                                                      6.25        07/01/2038        2,234,858
                                                                                                        --------------
ILLINOIS: 5.23%
     1,050,000   AURORA IL (TAX INCREMENT REVENUE)                             5.00        12/30/2010        1,053,035
     1,560,000   AURORA IL SERIES B (TAX REVENUE)                              4.90        12/30/2011        1,558,081
        70,000   CHICAGO IL (AIRPORT REVENUE, BHAC CREDIT)                     5.50        01/01/2016           70,000
     9,125,001   CHICAGO IL BOARD OF EDUCATION FLOATS PAYMENTS 3624
                 (PROPERTY TAX REVENUE, AMBAC INSURED)+/-ss                    0.56        12/01/2027        9,125,001
       600,000   CHICAGO IL CHARTER SCHOOL PROJECT (PRIVATE SCHOOLS
                 REVENUE)                                                      4.50        12/01/2012          607,938
       360,000   CHICAGO IL CHARTER SCHOOL PROJECT (PRIVATE SCHOOLS
                 REVENUE)                                                      5.00        12/01/2014          369,742
     9,120,000   CHICAGO IL DEVELOPMENT FINANCE AUTHORITY PEOPLES GAS
                 LIGHT COKE SERIES B (IDR)+/-ss                                3.75        02/01/2033        9,180,284
     2,580,000   CHICAGO IL HOUSING AUTHORITY (HOUSING REVENUE, AGM
                 HUD LOAN)                                                     5.00        07/01/2013        2,829,874
     2,265,000   CHICAGO IL HOUSING AUTHORITY (HOUSING REVENUE, AGM
                 HUD LOAN)                                                     5.00        07/01/2014        2,513,607
       385,000   CHICAGO IL JUNIOR LIEN NEAR SOUTH REDEVELOPMENT
                 PROJECT SERIES A (TAX REVENUE, ACA INSURED)                   5.00        11/15/2010          387,799
     1,230,000   CHICAGO IL MOTOR FUEL TAX REVENUE (FUEL SALES TAX
                 REVENUE, AMBAC INSURED)                                       5.38        01/01/2014        1,321,967
     1,500,000   CHICAGO IL O'HARE INTERNATIONAL AIRPORT (AIRPORT
                 REVENUE)                                                      5.00        01/01/2016        1,598,595
    15,875,000   CHICAGO IL O'HARE INTERNATIONAL AIRPORT SECOND LIEN
                 GENERAL AIRPORT (AIRPORT & MARINA REVENUE, AMBAC INSURED)     5.50        01/01/2018       16,075,979
     1,785,000   CHICAGO IL SERIES A (PROPERTY TAX REVENUE, NATL-RE
                 INSURED)                                                      5.38        01/01/2013        1,892,314
     2,725,000   CICERO IL SERIES A (PROPERTY TAX REVENUE, XLCA
                 INSURED)                                                      5.00        01/01/2015        2,821,493
     1,335,000   CICERO IL SERIES A (TAX INCREMENT REVENUE, XCLA
                 INSURED)                                                      5.00        01/01/2014        1,385,743

                 Wells Fargo Advantage Municipal Income Funds 73


Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
ILLINOIS (continued)
$      380,000   COOK & WILL COUNTY IL HIGH SCHOOL DISTRICT 206
                 (PROPERTY TAX, ASSURED GUARANTEE)                             4.00%       12/15/2012   $      397,089
     4,195,000   COOK & WILL COUNTY IL HIGH SCHOOL DISTRICT 206
                 (PROPERTY TAX, ASSURED GUARANTEE)                             4.00        12/15/2013        4,404,751
     2,540,000   COOK & WILL COUNTY IL HIGH SCHOOL DISTRICT 206
                 (PROPERTY TAX, ASSURED GUARANTEE)                             4.50        12/15/2014        2,709,876
     2,000,000   COOK COUNTY IL SERIES A (PROPERTY TAX REVENUE,
                 NATL-RE INSURED)                                              6.25        11/15/2012        2,195,300
       200,000   ILLINOIS DEVELOPMENT FINANCE AUTHORITY ADVENTIST
                 HEALTH SERIES A (OTHER REVENUE, NATL-RE INSURED)+/-ss         5.50        11/15/2013          216,966
     3,500,000   ILLINOIS FINANCE AUTHORITY ADVOCATE HEALTH SUBSERIES
                 C3B (HCFR)+/-ss                                               4.38        11/01/2038        3,685,641
     2,360,000   ILLINOIS FINANCE AUTHORITY DEPAUL UNIVERSITY SERIES B
                 (COLLEGE & UNIVERSITY REVENUE, XLCA INSURED)+/-ss             3.50        10/01/2026        2,381,666
     1,455,000   ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY
                 REHABILITATION SERIES A (HCFR, GO OF PARTICIPANTS)            4.75        07/01/2010        1,455,000
     1,425,000   ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY
                 REHABILITATION SERIES A (HCFR, GO OF PARTICIPANTS)            4.80        07/01/2011        1,419,229
       990,000   ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY
                 REHABILITATION SERIES A (HCFR, GO OF PARTICIPANTS)            4.85        07/01/2012          990,554
     2,535,000   ILLINOIS FINANCE AUTHORITY REVENUE ALAXIAN BROTHERS
                 HEALTH SYSTEM (HCFR)                                          4.00        02/15/2013        2,614,651
     2,500,000   ILLINOIS FINANCE AUTHORITY REVENUE ALAXIAN BROTHERS
                 HEALTH SYSTEM (HCFR)                                          5.00        02/15/2015        2,665,351
       670,000   ILLINOIS FINANCE AUTHORITY REVENUE MEMORIAL HEALTH
                 SYSTEM (HCFR)                                                 4.00        04/01/2013          704,592
       655,000   ILLINOIS FINANCE AUTHORITY REVENUE MEMORIAL HEALTH
                 SYSTEM (HCFR)                                                 4.00        04/01/2014          688,523
       555,000   ILLINOIS FINANCE AUTHORITY REVENUE MEMORIAL HEALTH
                 SYSTEM (HCFR)                                                 4.00        04/01/2015          581,901
    30,700,001   ILLINOIS FINANCE AUTHORITY REVENUE PUT OPTION MERCY
                 ALLIANCE PJ (HCFR, MARSHALL & ILSLEY LOC)+/-ss                1.00        02/15/2035       30,700,001
     8,000,000   ILLINOIS FINANCE AUTHORITY REVENUE RESURRECTION HEALTH
                 (HCFR)                                                        5.00        05/15/2013        8,324,321
     3,250,000   ILLINOIS FINANCE AUTHORITY REVENUE RESURRECTION HEALTH
                 (HCFR)                                                        5.00        05/15/2014        3,371,129
       900,000   ILLINOIS FINANCE AUTHORITY REVENUE ROOSEVELT UNIVERSITY
                 PROJECT (COLLEGE & UNIVERSITY REVENUE)                        5.00        04/01/2015          943,713
     1,430,000   ILLINOIS FINANCE AUTHORITY REVENUE UNIVERSITY OF CHICAGO
                 SYSTEM (HCFR, NATL-RE INSURED)                                5.00        08/15/2015        1,483,697
     1,050,000   ILLINOIS HEALTH FACILITIES AUTHORITY DECATUR MEMORIAL
                 HOSPITAL (HCFR)                                               5.50        10/01/2010        1,059,492
       500,000   ILLINOIS METHODIST MEDICAL CENTER (HFFA REVENUE, NATL-RE
                 INSURED)                                                      5.50        11/15/2010          501,410
    18,720,001   ILLINOIS REGIONAL TRANSPORTATION AUTHORITY REFUNDING
                 SERIES B-1 (SALES TAX REVENUE)+/-ss                           1.00        06/01/2025       18,720,001
    11,000,001   ILLINOIS STATE SERIES B (OTHER REVENUE)+/-ss                  2.74        10/01/2033       11,000,001
     1,800,000   LAKE COUNTY IL FOREST PRESERVATION DISTRICT SERIES A
                 (PROPERTY TAX REVENUE)+/-ss                                   0.81        12/15/2016        1,656,000
     5,800,000   UNIVERSITY OF ILLINOIS COP INFRASTRUCTURE PROJECT (LEASE
                 REVENUE, AMBAC INSURED)                                       5.00        08/15/2013        6,296,133
     6,275,000   UNIVERSITY OF ILLINOIS COP INFRASTRUCTURE PROJECT (LEASE
                 REVENUE, AMBAC INSURED)                                       5.00        08/15/2014        6,876,774
       150,000   UPPER IL RIVER VALLEY DEVELOPMENT AUTHORITY MORRIS
                 HOSPITAL (HCFR)                                               6.05        12/01/2011          156,642
     3,600,000   WINNEBAGO COUNTY IL SCHOOL DISTRICT NO 122 CAPITAL
                 APPRECIATION (PROPERTY TAX REVENUE, AGM INSURED)##            2.89        01/01/2014        3,252,385

                                                                                                           174,244,241
                                                                                                        --------------
INDIANA: 1.48%
       765,000   BEECH GROVE IN SCHOOL BUILDING CORPORATION FIRST
                 MORTGAGE (LEASE REVENUE, NATL-RE INSURED)                     6.25        07/05/2016          872,223
     4,325,000   BOONE COUNTY IN REDEVELOPMENT DISTRICT BOND
                 ANTICIPATION NOTES (PUBLIC FACILITIES REVENUE)                4.00        05/15/2013        4,326,947
     4,040,000   INDIANA BOND BANK BMA INDEX SERIES B (OTHER
                 REVENUE)+/-ss                                                 0.81        10/15/2010        4,004,651
     2,000,000   INDIANA BOND BANK COMMON FUND FDG-B (OTHER REVENUE,
                 NATL-RE INSURED)                                              5.00        02/01/2013        2,123,701
     2,000,000   INDIANA BOND BANK COMMON SCHOOL FUND ADVANCE PURCHASE
                 FUNDING SERIES B (OTHER REVENUE, NATL-RE INSURED)             5.00        08/01/2013        2,141,841
     4,810,000   INDIANA BOND BANK SPECIAL PROGRAM SERIES A (NATURAL
                 GAS REVENUE)                                                  5.25        10/15/2016        5,223,133
    10,000,002   INDIANA FINANCE AUTHORITY CLARIAN HEALTH SERIES B
                 (HCFR, ALLIED IRISH BANK PLC LOC)+/-ss                        2.50        03/01/2033       10,000,002
     1,810,000   INDIANA FINANCE AUTHORITY HOSPITAL FLOYD MEMORIAL
                 HOSPITAL & HEALTH REFUNDING (HOSPITAL REVENUE)                5.00        03/01/2014        1,945,715
     1,895,000   INDIANA FINANCE AUTHORITY HOSPITAL FLOYD MEMORIAL
                 HOSPITAL & HEALTH REFUNDING (HOSPITAL REVENUE)                5.00        03/01/2015        2,037,012
     2,000,000   INDIANA PORT COMMISSION CARGILL INCORPORATED PROJECT
                 (IDR)                                                         4.10        05/01/2012        2,072,841

                 74 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
INDIANA (continued)
$    2,500,000   JASPER COUNTY IN PCR NORTHERN SERIES B (IDR, NATL-RE
                 INSURED)                                                      5.20%       06/01/2013   $    2,664,851
       345,000   JEFFERSONVILLE IN BUILDING CORPORATION SERIES A
                 (LEASE REVENUE)                                               4.00        08/15/2012          360,602
       165,000   JEFFERSONVILLE IN BUILDING CORPORATION SERIES B
                 (LEASE REVENUE)                                               4.00        08/15/2012          172,462
     5,000,000   UNIVERSITY OF SOUTHERN INDIANA STUDENT FEE SERIES H
                 (COLLEGE & UNIVERSITY REVENUE)                                5.50        10/01/2015        5,193,002
     7,050,000   WHITING IN ENVIRONMENTAL FACILITIES BP PRODUCTS NORTH
                 AMERICA INCORPORATED (IDR)+/-ss                               2.80        06/01/2044        6,204,002

                                                                                                            49,342,985
                                                                                                        --------------
IOWA: 0.95%
     4,300,000   IOWA STUDENT LOAN LIQUIDITY CORPORATION SERIES 1
                 (SLMA)                                                        4.00        12/01/2013        4,481,334
    20,000,000   IOWA STUDENT LOAN LIQUIDITY CORPORATION SERIES 3
                 (SLMA)                                                        5.25        12/01/2024       20,797,804
       180,000   IOWA STATE TOBACCO SETTLEMENT AUTHORITY ASSET-BACKED
                 SERIES B (TOBACCO SETTLEMENT FUNDED REVENUE)                  5.50        06/01/2012          189,489
       460,000   IOWA STATE TOBACCO SETTLEMENT AUTHORITY ASSET-BACKED
                 SERIES B (TOBACCO SETTLEMENT FUNDED REVENUE)                  5.50        06/01/2014          484,245
     5,000,000   WATERLOO IA COMMUNITY SCHOOL DISTRICT BOND
                 ANTICIPATION NOTES (SALES TAX REVENUE)                        3.75        05/01/2012        5,113,303
       500,000   XENIA RURAL WATER DISTRICT IA (WATER REVENUE, CIFG
                 INSURED)                                                      4.00        12/01/2015          453,863

                                                                                                            31,520,038
                                                                                                        --------------
KANSAS: 0.87%
    12,500,000   BURLINGTON KS ENVIRONMENTAL IMPACT KANSAS CITY POWER
                 & LIGHT SERIES A (IDR, XLCA INSURED)+/-ss                     5.25        12/01/2023       13,450,002
     5,000,000   BURLINGTON KS ENVIRONMENTAL IMPACT KANSAS CITY POWER
                 & LIGHT SERIES B (IDR, FGIC INSURED)+/-ss                     5.38        09/01/2035        5,396,552
       205,000   OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER
                 PROJECT (TAX INCREMENTAL REVENUE)                             5.00        09/01/2010          204,275
       225,000   OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER
                 PROJECT (TAX INCREMENTAL REVENUE)                             5.00        03/01/2011          220,662
       200,000   OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER
                 PROJECT (TAX INCREMENTAL REVENUE)                             5.00        09/01/2011          193,405
       100,000   OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER
                 PROJECT (TAX INCREMENTAL REVENUE)                             5.00        03/01/2012           93,189
       100,000   OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT
                 (TAX INCREMENTAL REVENUE)                                     5.00        09/01/2012           91,349
        20,000   SEDWICK & SHAWNEE COUNTIES KS MORTGAGE BACKED SECURITIES
                 PROGRAM SERIES B5 (HOUSING REVENUE, GNMA INSURED)             4.10        12/01/2023           19,868
     1,750,000   WICHITA KS FACILITIES IMPROVEMENT SERIES III A (HCFR)         5.00        11/15/2013        1,916,462
     2,280,000   WICHITA KS HOSPITAL REVENUE VIA CHRISTI HEALTH SYSTEM
                 (HCFR)                                                        5.00        11/15/2013        2,496,876
     3,950,000   WYANDOTTE COUNTY KS CITY UNIFIED GOVERNMENT REFERENDUM
                 SALES TAX SECOND LIEN AREA B (SALES TAX REVENUE)              5.00        12/01/2020        4,028,686
       755,000   WYANDOTTE COUNTY KS CITY UNITED GOVERNMENT SPECIAL
                 OBLIGATION SALES TAX SECOND LIEN AREA B (SALES TAX
                 REVENUE)                                                      4.75        12/01/2016          785,685

                                                                                                            28,897,011
                                                                                                        --------------
KENTUCKY: 1.45%
     8,000,002   ALLEN COUNTY KY CAMP COURAGEOUS PROJECT (OTHER
                 REVENUE, SUNTRUST BANK LOC)+/-ss                              0.43        12/01/2025        8,000,002
     1,000,000   ASHLAND KY ASHLAND HOSPITAL CORPORATION SERIES B
                 (HCFR)                                                        4.00        02/01/2014        1,051,832
     1,975,000   KENTON COUNTY KY AIRPORT BOARD CINCINNATI NORTHERN
                 KENTUCKY SERIES A (AIRPORT REVENUE, NATL-RE INSURED)          5.63        03/01/2014        2,059,907
     1,710,000   KENTON COUNTY KY AIRPORT BOARD CINCINNATI NORTHERN
                 KENTUCKY SERIES A (AIRPORT REVENUE, NATL-RE INSURED)          5.63        03/01/2015        1,772,109
     2,740,000   KENTON COUNTY KY AIRPORT BOARD CINCINNATI NORTHERN
                 KENTUCKY SERIES A (AIRPORT REVENUE, XLCA INSURED)             5.00        03/01/2013        2,907,416
     9,000,000   KENTUCKY EDFA CATHOLIC HEALTH SERIES B (HCFR)+/-ss            5.00        05/01/2039        9,931,142
     1,500,000   KENTUCKY EDFA SERIES SAINT ELIZABETH SERIES A (HCFR)          4.00        05/01/2013        1,579,307
    20,000,000   KENTUCKY HIGHER EDUCATION STUDENT LOAN CORPORATION
                 SERIES 1 CLASS A-1 (STUDENT LOAN REVENUE)+/-ss                0.95        05/01/2020       19,975,003
     1,000,000   LOUISVILLE & JEFFERSON COUNTY KY METRO GOVERNMENT
                 ENVIRONMENTAL FACILITIES LOUISVILLE GAS & ELECTRIC
                 COMPANY PROJECT (OTHER REVENUE)+/-ss                          5.63        06/01/2033        1,064,962

                                                                                                            48,341,680
                                                                                                        --------------

                 Wells Fargo Advantage Municipal Income Funds 75


Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
LOUISIANA: 4.83%
$    1,130,000   ENGLAND LA SUB DISTRICT NUMBER 1 (OTHER REVENUE)              5.00%       08/15/2013   $    1,241,046
    14,250,001   LOUISIANA LOCAL GOVERNMENT ENVIRONMENTAL FACILITIES
                 CDA LASHIP LLC PROJECT (IDR, REGIONS BANK LOC)+/-ss           1.40        09/01/2036       14,250,001
     1,500,000   LOUISIANA LOCAL GOVERNMENT LCTCS FACILITIES
                 CORPORATION PROJECT SERIES A (COLLEGE & UNIVERSITY
                 REVENUE)                                                      4.00        10/01/2013        1,608,691
     1,500,000   LOUISIANA LOCAL GOVERNMENT LCTCS FACILITIES
                 CORPORATION PROJECT SERIES A (COLLEGE & UNIVERSITY
                 REVENUE)                                                      4.00        10/01/2014        1,614,196
     4,445,000   LOUISIANA PFA CHRISTUS HEALTH C3 (OTHER REVENUE,
                 AGM INSURED)                                                  5.00        07/01/2013        4,783,266
     3,000,000   LOUISIANA PFA CLECO POWER LLC PROJECT (IDR)+/-ss              7.00        12/01/2038        3,179,581
     2,830,000   LOUISIANA PFA FRANCISCAN SERIES B (HCFR)                      5.00        07/01/2013        3,030,054
    11,915,001   LOUISIANA PFA GCGK INVESTMENTS LLC PROJECT (IDR,
                 AMSOUTH BANK LOC)+/-ss                                        1.50        05/01/2026       11,915,001
       160,000   LOUISIANA PFA REVENUE ARCHIDIOCESE OF NEW ORLEANS
                 PROJECT (HCFR, CIFG INSURED)                                  5.00        07/01/2010          160,014
    22,000,001   LOUISIANA PUBLIC FACILITIES AUTHORITY AIR PRODUCTS
                 CHEMICALS PROJECT SERIES A (IDR)+/-ss                         0.45        08/01/2049       22,000,001
     3,750,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE
                 CORPORATION SERIES B (PROPERTY TAX REVENUE, AMBAC
                 INSURED)                                                      5.00        06/01/2012        3,943,539
    38,000,001   LOUISIANA STATE GAS & FUELS TAX SECOND LIEN SERIES
                 A-1 (FUELS SALES TAX REVENUE)+/-ss                            1.06        05/01/2043       38,000,001
    17,000,001   LOUISIANA STATE OFFSHORE TERMINAL AUTHORITY DEEPWATER
                 PORT LOOP LLC PROJECT SERIES C (MARINA REVENUE, SUNTRUST
                 BANK LOC)+/-ss                                                0.38        09/01/2027       17,000,001
     1,120,000   NEW ORLEANS LA AVIATION BOARD GULF OPPORTUNITY ZONE
                 CONSOLIDATED RENTAL CAR-A (AIRPORT & MARINA REVENUE)          4.63        01/01/2015        1,167,803
     1,845,000   NEW ORLEANS LA AVIATION BOARD SERIES B-2 REFUNDING
                 (AIRPORT REVENUE, AGM INSURED)                                5.00        01/01/2015        1,960,166
        54,000   NEW ORLEANS LA HOME MORTGAGE AUTHORITY SPECIAL
                 OBLIGATIONS (OTHER REVENUE)                                   6.25        01/15/2011           55,492
    25,800,000   PARISH OF DESOTO LA PCR SOUTHWESTERN ELECTRICAL
                 POWER (ELECTRICAL POWER REVENUE)+/-ss                         3.25        01/01/2019       25,832,251
       910,000   PORT OF NEW ORLEANS LA BOARD COMMERCE SPECIAL
                 PROJECT CG RAILWAY INCORPORATED (AIRPORT & MARINA
                 REVENUE, NATL-RE INSURED)                                     5.25        08/15/2013          977,641
     2,000,000   RAPIDES FINANCE AUTHORITY REVENUE LA CLECO POWER
                 LLC PROJECT (RESOURCE RECOVERY REVENUE)+/-ss                  6.00        10/01/2038        2,082,941
     5,000,001   ST. TAMMANY PARISH LA SLIDELL DEVELOPMENT COMPANY
                 LLC PROJECT A (IDR, REGIONS BANK LOC)+/-ss                    1.50        05/01/2038        5,000,001
     1,000,000   TANGIPAHOA PARISH LA HOSPITAL SERVICE DISTRICT # 1
                 NORTH OAKS MEDICAL CENTER PROJECT A (HCFR)                    5.00        02/01/2012        1,026,521

                                                                                                           160,828,208
                                                                                                        --------------
MAINE: 0.27%
     1,320,000   BUCKSPORT ME SOLID WASTE DISPOSAL INTERNATIONAL
                 PAPER SERIES A (IDR)                                          4.00        03/01/2014        1,334,288
     4,425,000   MAINE EDUCATIONAL LOAN AUTHORITY CLASS A SERIES A-1
                 (OTHER REVENUE, ASSURED GUARANTY)                             4.63        12/01/2013        4,721,217
     2,855,000   MAINE EDUCATIONAL LOAN AUTHORITY CLASS A SERIES A-1
                 (OTHER REVENUE, ASSURED GUARANTY)                             4.95        12/01/2014        3,085,861

                                                                                                             9,141,366
                                                                                                        --------------
MARYLAND: 1.02%
       400,000   MARYLAND COMMUNITY DEVELOPMENT ADMINISTRATION
                 RESIDENTIAL SERIES H (HOUSING REVENUE)                        4.55        09/01/2012          401,072
     1,420,000   MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY
                 SERIES A (SALES TAX REVENUE)                                  5.13        12/01/2011        1,427,659
    15,060,005   MARYLAND STATE HEFA KENNEDY (HCFR, RADIAN INSURED,
                 SUNTRUST BANK LOC)+/-ss                                       0.49        07/01/2036       15,060,005
    17,040,005   MARYLAND STATE HEFA SHEPPARD PRATT SERIES B (HCFR,
                 SUNTRUST BANK LOC)+/-ss                                       0.49        07/01/2028       17,040,005

                                                                                                            33,928,741
                                                                                                        --------------
MASSACHUSETTS: 2.19%
       225,000   MASSACHUSETTS DEVELOPMENT FINANCE AUTHORITY DEVENS
                 ELECTRIC SYSTEMS (ELECTRIC REVENUE)                           5.13        12/01/2011          233,067
     3,530,000   MASSACHUSETTS EDUCATIONAL FINANCING AUTHORITY ISSUE
                 I SERIES A (STUDENT LOAN REVENUE)                             2.25        01/01/2013        3,543,274
     3,000,000   MASSACHUSETTS EDUCATIONAL FINANCING AUTHORITY ISSUE
                 I SERIES A (STUDENT LOAN REVENUE)                             2.75        01/01/2014        3,026,911
     2,500,000   MASSACHUSETTS EDUCATIONAL FINANCING AUTHORITY ISSUE
                 I SERIES A (STUDENT LOAN REVENUE)                             3.15        01/01/2015        2,536,351
     1,500,000   MASSACHUSETTS HEFA CARE GROUP SERIES E-2 (HCFR)               5.00        07/01/2012        1,586,701
     1,165,000   MASSACHUSETTS HEFA CARITAS CHRISTIAN OBLIGATION
                 SERIES B (HCFR)                                               6.50        07/01/2012        1,191,610

                 76 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
MASACHUSETTS (continued)
$    1,680,000   MASSACHUSETTS HEFA HEALTH SYSTEM CATHOLIC EAST (HCFR)        5.00%       11/15/2013   $    1,832,327
     3,000,000   MASSACHUSETTS HEFA NORTHEASTERN UNIVERSITY SERIES T-2
                 (COLLEGE & UNIVERSITY REVENUE)+/-ss                          4.10        10/01/2037        3,130,081
     1,000,000   MASSACHUSETTS HEFA SERIES T-1 NORTHEASTERN UNIVERSITY
                 (COLLEGE & UNIVERSITY REVENUE)+/-ss                          4.13        10/01/2037        1,033,281
     1,870,000   MASSACHUSETTS HOUSING FINANCE AGENCY SERIES A
                 (HOSPITAL REVENUE, AGM INSURED)                              4.45        07/01/2011        1,903,287
     5,700,000   MASSACHUSETTS HOUSING FINANCE AUTHORITY CONSTRUCTION
                 LOAN NOTES SERIES A (HOUSING REVENUE, GO OF AGENCY)          2.45        06/01/2013        5,738,761
     1,440,000   MASSACHUSETTS INDUSTRIAL FINANCE AGENCY OGDEN
                 HAVERHILL SERIES A (OTHER REVENUE)                           5.35        12/01/2010        1,452,788
     3,770,000   MASSACHUSETTS MUNICIPAL WHOLESALE ELECTRIC COMPANY
                 NUCLEAR MIX # 1 SERIES 1 (ELECTRIC REVENUE, NATL-RE
                 INSURED)+/-ss(u)                                             0.40        07/01/2014        3,443,266
     6,500,000   MASSACHUSETTS MUNICIPAL WHOLESALE ELECTRIC COMPANY
                 PROJECT # 6 SERIES 1 (ELECTRIC REVENUE, NATL-RE
                 INSURED)+/-ss(a)                                             0.32        07/01/2019        5,887,688
     1,140,000   MASSACHUSETTS STATE PORT AUTHORITY DELTA AIRLINES
                 INCORPORATED PROJECT SERIES A
                 (LEASE REVENUE, AMBAC INSURED)                               5.50        01/01/2016        1,092,725
       120,000   MASSACHUSETTS STATE PORT AUTHORITY DELTA AIRLINES
                 INCORPORATED PROJECT SERIES A (LEASE REVENUE, A
                 MBAC INSURED)                                                5.50        01/01/2017          113,414
    25,000,000   MASSACHUSETTS STATE SERIES A (GENERAL FUND REVENUE)+/-ss     0.69        02/01/2013       25,031,252
    10,170,000   MASSACHUSETTS STATE SERIES A (GENERAL FUND REVENUE)+/-ss     0.84        02/01/2014       10,182,715

                                                                                                           72,959,499
                                                                                                       --------------
MICHIGAN: 5.14%
       400,000   COMSTOCK PARK MI PUBLIC SCHOOLS SCHOOL BUILDING & SITE
                 (PROPERTY TAX REVENUE, FGIC INSURED)                         7.88        05/01/2011          421,460
     4,500,000   DETROIT MI CAPITAL IMPROVEMENT LIMITED TAX SERIES A-1
                 (PROPERTY TAX REVENUE)                                       5.00        04/01/2013        4,458,691
    10,350,001   DETROIT MI CITY SCHOOL DISTRICT (PROPERTY TAX
                 REVENUE, FSA INSURED)+/-ss                                   0.31        05/01/2029       10,350,001
     2,750,000   DETROIT MI CITY SCHOOL DISTRICT SCHOOL BUILDING &
                 SITE IMPROVEMENT SERIES A (PRIVATE SCHOOL REVENUE,
                 FGIC INSURED)                                                5.00        05/01/2013        2,964,748
     2,540,000   DETROIT MI COBO HALL (TAX REVENUE, NATL-RE INSURED)          5.00        09/30/2011        2,615,667
     4,350,000   DETROIT MI CONVENTION FACILITIES COBO HALL (OTHER
                 REVENUE, NATL-RE INSURED)                                    5.00        09/30/2012        4,535,790
     4,320,000   DETROIT MI CONVENTION FACILITY COBO HALL (TAX
                 REVENUE, NATL-RE INSURED)                                    5.00        09/30/2013        4,534,835
     2,655,000   DETROIT MI SEWER DISPOSAL SYSTEM SENIOR LIEN A
                 REFUNDING (WATER & SEWER REVENUE, NATL-RE INSURED)+/-ss      5.50        07/01/2013        2,831,504
       450,000   DETROIT MI SEWER DISPOSAL SYSTEM SENIOR LIEN B
                 REFUNDING (WATER & SEWER REVENUE, NATL-RE INSURED)+/-ss      5.50        07/01/2013          479,916
     6,290,001   DETROIT MI WATER SUPPLY FLOATS PT-2587 (WATER
                 REVENUE, FGIC INSURED)+/-ss                                  0.56        07/01/2015        6,290,001
     1,265,000   DETROIT MI WATER SUPPLY SYSTEM REFUNDING SENIOR LIEN
                 SERIES D (WATER & SEWER REVENUE, AGM INSURED)                5.00        07/01/2013        1,354,423
       980,000   DETROIT MI WATER SUPPLY SYSTEM REFUNDING SERIES C
                 (WATER & SEWER REVENUE)                                      5.00        07/01/2013        1,053,392
     2,505,000   DETROIT MI WATER SUPPLY SYSTEMS SENIOR LIEN SERIES B
                 (WATER REVENUE, NATL-RE INSURED)+/-ss                        5.00        07/01/2013        2,661,162
     1,790,000   FLINT MI INTERNATIONAL ACADEMY (PUBLIC SCHOOL REVENUE)       5.00        10/01/2017        1,718,311
     2,965,000   HURON VALLEY MI SCHOOL DISTRICT (PROPERTY TAX
                 REVENUE, NATL-RE INSURED)                                    5.00        05/01/2015        3,305,441
     8,125,001   KALAMAZOO MI ECONOMIC DEVELOPMENT CORPORATION
                 FRIENDSHIP VLG (HCFR, FIFTH THIRD BANK LOC)+/-ss             0.58        05/01/2027        8,125,001
     3,445,000   KENT MI HOSPITAL FINANCE AUTHORITY SPECTRUM HEALTH
                 SERIES A (HCFR)+/-ss                                         5.00        01/15/2047        3,604,332
     8,450,000   KENT MI HOSPITAL FINANCE AUTHORITY SPECTRUM HEALTH
                 SERIES A (HCFR)+/-ss                                         5.50        01/15/2047        9,380,008
    10,000,001   KENT MI HOSPITAL FINANCE AUTHORITY SPECTRUM HEALTH
                 SERIES B 2 (HCFR)+/-ss                                       0.35        01/15/2047       10,000,001
       275,000   MICHIGAN MUNICIPAL BOND AUTHORITY LOCAL GOVERNMENT
                 LOAN PROGRAM SERIES A (HCFR, AMBAC INSURED)                  5.00        05/01/2013          284,933
       105,000   MICHIGAN MUNICIPAL BOND AUTHORITY LOCAL GOVERNMENT
                 LOAN PROGRAM SERIES A (OTHER REVENUE, AMBAC INSURED)         5.00        05/01/2016          106,945
     8,000,000   MICHIGAN MUNICIPAL BOND AUTHORITY LOCAL GOVERNMENT LOAN
                 PROGRAM SERIES B (OTHER REVENUE, AMBAC INSURED)              5.00        03/21/2011        8,006,881
     1,300,000   MICHIGAN MUNICIPAL BOND AUTHORITY LOCAL GOVERNMENT LOAN
                 PROGRAM SERIES B GROUP A (OTHER REVENUE, AMBAC INSURED)      5.00        12/01/2012        1,354,860
     3,535,000   MICHIGAN MUNICIPAL BOND AUTHORITY LOCAL GOVERNMENT LOAN
                 PROGRAM SERIES B GROUP A (OTHER REVENUE, AMBAC INSURED)      5.75        12/01/2014        3,785,102

                    Wells Fargo Advantage Municipal Income 77


Portfolio of Investments--June 30, 2010 Funds

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
MICHIGAN (continued)
$      300,000   MICHIGAN MUNICIPAL BOND AUTHORITY LOCAL GOVERNMENT LOAN
                 PROGRAM SERIES C  (OTHER REVENUE, AMBAC INSURED)             5.00%      05/01/2013    $      310,836
       200,000   MICHIGAN MUNICIPAL BOND AUTHORITY LOCAL GOVERNMENT LOAN
                 PROGRAM SERIES C (OTHER REVENUE, AMBAC INSURED)              5.00       12/01/2013           207,856
        80,000   MICHIGAN MUNICIPAL BOND AUTHORITY LOCAL
                 GOVERNMENT LOAN PROGRAM SERIES C (OTHER REVENUE, AMBAC
                 INSURED)                                                     3.50        05/01/2014           78,476
     7,000,000   MICHIGAN MUNICIPAL BOND AUTHORITY STUDENT AID
                 NOTES SERIES D (OTHER REVENUE)                               9.50        08/20/2010        6,994,261
     3,605,001   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY
                 LIMITED OBLIGATION MICHIGAN TECHNICAL (OTHER REVENUE,
                 FIFTH THIRD BANK LOC)+/-ss                                   0.55        02/01/2038        3,605,001
     2,500,000   MICHIGAN STATE BUILDING AUTHORITY SERIES I
                 (LEASE REVENUE, AGM INSURED)                                 5.25        10/15/2014        2,715,600
     2,000,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY
                 ASCENSION HEALTH GROUP (HCFR)                                5.00        11/15/2015        2,228,660
     5,000,001   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY
                 HEALTHCARE EQUIPMENT LOAN PROGRAM
                 (HCFR, FIFTH THIRD BANK LOC)+/-ss                            0.50        12/01/2032        5,000,001
     1,435,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY
                 MCLAREN HEALTH CARE (HCFR)                                   5.00        05/15/2013        1,530,628
     1,000,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY
                 SPARROW HOSPITAL OBLIGATED (HCFR)                            5.00        11/15/2015        1,076,330
     4,500,000   MICHIGAN STATE HOUSING DEVELOPMENT AUTHORITY
                 LIMITED GREENWOOD VILLA PROJECT
                 (LOCAL OR GTD HOUSING REVENUE, AGM INSURED)                  4.75        09/15/2017        4,798,216
     4,000,000   MICHIGAN STATE STRATEGIC FUND DETROIT ED
                 (ELECTRICAL POWER REVENUE)+/-ss                              3.05        08/01/2024        4,076,961
       640,000   MICHIGAN STATE STRATEGIC FUND LIMITED ADJUSTED
                 REFUNDING DOW CHEMICAL PROJECT SERIES J-A-2 (IDR)+/-ss       5.50        12/01/2028          669,485
     2,000,000   MICHIGAN STATE STRATEGIC FUND LIMITED OBLIGATION
                 DOW CHEMICAL SERIES B-1 (IDR)                                6.25        06/01/2014        2,219,220
     1,000,000   MICHIGAN STATE STRATEGIC FUND LIMITED OBLIGATION
                 WASTE MANAGEMENT (RESOURCE RECOVERY REVENUE)+/-ss            4.50        12/01/2013        1,032,260
     1,250,000   MICHIGAN STATE STRATEGIC FUND OBLIGATION DOW
                 CHEMICAL A-1 (IDR)+/-ss                                      6.75        12/01/2028        1,386,950
       250,000   MICHIGAN STATE STRATEGIC FUND OBLIGATION DOW
                 CHEMICAL B-2 (IDR)                                           6.25        06/01/2014          280,318
    12,500,000   WAYNE CHARTER COUNTY MI DETROIT METROPOLITAN
                 WAYNE COUNTY SERIES A (AIRPORT REVENUE, NATLE-RE
                 INSURED)                                                     5.25        12/01/2013       12,600,251
    10,170,000   WAYNE CHARTER COUNTY MI DETROIT METROPOLITAN
                 WAYNE COUNTY SERIES A (AIRPORT REVENUE, NATLE-RE
                 INSURED)                                                     5.25        12/01/2014       10,251,564
     1,500,000   WAYNE COUNTY MI DETROIT METROPOLITAN AIRPORT
                 JUNIOR LIEN (AIRPORT REVENUE, NATL-RE FGIC INSURED)          5.00        12/01/2012        1,571,865
     3,365,000   WAYNE COUNTY MI DETROIT METROPOLITAN AIRPORT JUNIOR LIEN
                 (AIRPORT REVENUE, NATL-RE FGIC INSURED)                      5.00        12/01/2013        3,536,212
     1,110,000   WAYNE COUNTY MI DETROIT METROPOLITAN AIRPORT
                 (AIRPORT & MARINA REVENUE, AGC-ICC, MBIA-RE,
                 FGIC INSURED)                                                5.00        12/01/2015        1,202,796
     7,045,000   WAYNE COUNTY MI DETROIT METROPOLITAN WAYNE COUNTY
                 AIRPORT (AIRPORT & MARINA REVENUE, NATL-RE INSURED)          5.25        12/01/2016        7,315,529
     1,075,000   WESTERN TOWNSHIPS MI UTILITIES AUTHORITY SEWAGE
                 DISPOSAL SYSTEMS (PROPERTY TAX REVENUE)                      4.00        01/01/2013        1,146,520
     1,100,000   WESTERN TOWNSHIPS MI UTILITIES AUTHORITY SEWAGE
                 DISPOSAL SYSTEMS (PROPERTY TAX REVENUE)                      4.00        01/01/2014        1,183,347

                                                                                                          171,242,548
                                                                                                       --------------
MINNESOTA: 1.07%
     4,745,000   BECKER MN PCR NORTHERN STATES POWER SERIES A
                 (IDR)+/-ss                                                   8.50        03/01/2019        5,425,720
     8,400,000   BECKER MN PCR NORTHERN STATES POWER SERIES B
                 (IDR)+/-ss                                                   8.50        09/01/2019        9,605,066
       500,000   CHASKA MN INDEPENDENT SCHOOL DISTRICT # 112 COP
                 SERIES B (LEASE REVENUE)                                     3.00        12/01/2012          518,526
       515,000   CHASKA MN INDEPENDENT SCHOOL DISTRICT # 112 COP
                 SERIES B (LEASE REVENUE)                                     3.00        12/01/2013          535,297
       530,000   CHASKA MN INDEPENDENT SCHOOL DISTRICT # 112 COP
                 SERIES B (LEASE REVENUE)                                     3.00        12/01/2014          547,194
       290,000   MARSHALL MN MEDICAL CENTER AVERA MARSHALL
                 REGIONAL MEDICAL CENTER PROJECT (HCFR)                       4.50        11/01/2011          303,538
     1,200,000   MINNEAPOLIS & ST. PAUL MN HOUSING & RDA
                 CHILDRENS HEALTH CARE FACILITIES SERIES A (HCFR)             4.00        08/15/2014        1,272,193
       750,000   MINNEAPOLIS & ST. PAUL MN HOUSING & RDA
                 CHILDRENS HEALTH CARE FACILITIES SERIES A1
                 (HCFR, AGM INSURED)                                          4.00        08/15/2015          810,466
       600,000   MINNEAPOLIS & ST. PAUL MN HOUSING & RDA
                 CHILDRENS HEALTH CARE FACILITIES SERIES B (HCFR, AGM
                 INSURED)+/-ss                                                5.00        08/15/2015          668,905

                 78 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
MINNESOTA (continued)
$    9,900,000   MINNEAPOLIS & ST. PAUL MN HOUSING & RDA HEALTHSPAN
                 SERIES B (HCFR, AMBAC INSURED)+/-ss(a)                       0.48%     11/15/2017     $    9,339,110
     1,275,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORT SERIES
                 A (HCFR)                                                     4.00      01/01/2015          1,375,713
     1,935,000   MINNEAPOLIS MN FAIRVIEW HEALTH SERVICES SERIES A
                 (HCFR)                                                       5.13      11/15/2013          2,124,245
     2,200,000   MINNEAPOLIS MN HEALTH CARE SYSTEM FAIRVIEW HEALTH
                 SERVICES SERIES B (HCFR, NATL-RE INSURED)                    5.50      05/15/2016          2,325,468
       900,000   SEAWAY PORT AUTHORITY OF DULUTH MN INDUSTRIAL
                 DEVELOPMENT DOCK & WHARF REVENUE CARGILL INCORPORATED
                 PROJECT (IDR)                                                4.20      05/01/2013            930,367

                                                                                                           35,781,808
                                                                                                       --------------
MISSISSIPPI: 1.00%
     1,895,000   JACKSON STATE UNIVERSITY MI EDUCATIONAL BUILDING
                 CORPORATION CAMPUS FACILITIES PROJECT
                 (LEASE REVENUE)+/-ss                                         5.00      03/01/2034          1,954,392
    15,000,004   MISSISSIPPI BUSINESS FINANCE CORPORATION HATTIESBURG
                 PROJECT A (IDR, MARSHALL & ILSLEY BANK LOC)+/-ss             1.50      10/01/2033         15,000,004
     3,580,000   MISSISSIPPI BUSINESS FINANCE CORPORATION SERIES A
                 (ELECTRICAL POWER)                                           3.25      05/01/2014          3,608,858
    10,340,003   MISSISSIPPI BUSINESS FINANCE CORPORATION VY SERVICES
                 INCORPORATED SERIES A (IDR, REGIONS BANK LOC)+/-ss           1.50      07/01/2023         10,340,003
     1,360,000   MISSISSIPPI DEVELOPMENT BANK SPECIAL OBLIGATION
                 SERIES B1 (HCFR, ASSURED GUARANTY)                           2.00      07/01/2012          1,379,845
     1,000,000   MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
                 MISSISSIPPI BAPTIST HEALTH SYSTEM INCORPORATED SERIES A
                 (HCFR REVENUE)                                               5.00      08/15/2012          1,059,963

                                                                                                           33,343,065
                                                                                                       --------------
MISSOURI: 0.76%
     4,250,000   CHESTERFIELD VALLEY TRANSPORTATION DEVELOPMENT
                 DISTRICT MISSOURI (SALES TAX REVENUE, CIFG INSURED)          4.00      04/15/2026          3,121,755
       805,000   FENTON MO GRAVOIS BLUFFS REDEVELOPMENT PROJECT (TAX
                 INCREMENT REVENUE)                                           4.50      04/01/2021            778,146
     3,485,000   JACKSON COUNTY MO SPECIAL OBLIGATION (SALES TAX
                 REVENUE, NATL-RE)                                            5.50      12/01/2015          3,743,275
     1,745,000   LAKE OF THE OZARKS MO COMMUNITY BRIDGE CORPORATION
                 (TOLL ROAD REVENUE)                                          5.25      12/01/2014          1,603,779
       475,000   MISSOURI DEVELOPMENT FINANCE BOARD INDEPENDENCE
                 MISSOURI CENTERPOINT SERIES F (LEASE REVENUE)                4.00      04/01/2012            493,697
       500,000   MISSOURI DEVELOPMENT FINANCE BOARD INDEPENDENCE
                 MISSOURI CENTERPOINT SERIES F (LEASE REVENUE)                4.25      04/01/2013            527,771
     1,000,000   MISSOURI STATE ENVIRONMENTAL IMPROVEMENT & ENERGY
                 RESOURCES AUTHORITY KANSAS CITY POWER & LIGHT
                 (IDR, XLCA INSURED)+/-ss                                     5.25      07/01/2017          1,057,891
     2,000,000   MISSOURI STATE ENVIRONMENTAL IMPROVEMENT & ENERGY
                 RESOURCES AUTHORITY KANSAS CITY POWER & LIGHT
                 CORPORATION PROJECT (IDR)+/-ss                               4.90      05/01/2038          2,106,622
     2,145,000   SIKESTON MO ELECTRICAL REVENUE (ELECTRICAL POWER,
                 NATL-RE INSURED)                                             6.00      06/01/2013          2,274,581
     2,750,000   ST. LOUIS MO LAMBERT ST. LOUIS INTERNATIONAL AIRPORT
                 SERIES B (AIRPORT REVENUE, NATL-RE FGIC INSURED)             6.00      07/01/2013          2,997,612
     1,390,000   ST. LOUIS MO LAMBERT ST. LOUIS INTERNATIONAL AIRPORT
                 SERIES A-2 (AIRPORT REVENUE)                                 4.25      07/01/2012          1,418,315
     5,835,000   ST. LOUIS MO MUNICIPAL FINANCE CORPORATION CONVENTION
                 CENTRE SERIES B (LEASE REVENUE, AGM INSURED)##               3.08      07/15/2014          5,153,241

                                                                                                           25,276,685
                                                                                                       --------------
MONTANA: 0.58%
        45,000   FLATHEAD MT MUNICIPAL AIRPORT AUTHORITY MONTANA
                 GLACIER PARK INTERNATIONAL AIRPORT SERIES A (AIRPORT
                  REVENUE)                                                    5.00      06/01/2011             45,993
       310,000   FLATHEAD MT MUNICIPAL AIRPORT AUTHORITY MONTANA
                 GLACIER PARK INTERNATIONAL AIRPORT SERIES A
                 (AIRPORT REVENUE)                                            5.00      06/01/2012            321,377
       150,000   FLATHEAD MT MUNICIPAL AIRPORT AUTHORITY MONTANA
                 GLACIER PARK INTERNATIONAL AIRPORT SERIES B
                 (AIRPORT REVENUE)                                            5.00      06/01/2012            155,507
       685,000   MONTANA HEALTH FACILITIES AUTHORITY BENEFITS HEALTH
                 CARE PROJECT (HCFR, AMBAC INSURED)                           5.38      09/01/2011            704,854

                Wells Fargo Advantage Municipal Income Funds 79


Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
MONTANA (continued)
$      190,000   MONTANA STATE BOARD HOUSING SERIES A2 (SFMR, GO
                 OF BOARD)                                                    4.20%       12/01/2013   $      195,709
    17,800,000   MONTANA STATE HEALTH FACILITY FINANCE AUTHORITY
                 LINKED SAVERS & RIBS (HCFR, AMBAC INSURED)                   6.51        03/08/2016       17,800,182

                                                                                                           19,223,622
                                                                                                       --------------
NEBRASKA: 0.30%
     2,000,000   CENTRAL PLAINS NE ENERGY PROJECT # 1 SERIES A
                 (NATURAL GAS REVENUE)                                         5.00       12/01/2014        2,078,506
     7,340,000   CENTRAL PLAINS NE ENERGY PROJECT # 1 SERIES A
                 (NATURAL GAS REVENUE)                                         5.00       12/01/2015        7,494,000
       475,000   O'NEILL NE ST. ANTHONY'S PROJECT (HCFR)                       6.25       09/01/2012          498,756

                                                                                                           10,071,262
                                                                                                       --------------
NEVADA: 0.28%
     2,460,000   CLARK COUNTY NV JET AVIATION FUEL TAX SERIES C
                 (AIRPORT REVENUE, AMBAC INSURED)                              5.00       07/01/2013        2,624,061
     1,145,000   RENO NV WASHOE MEDICAL CENTER SERIES A
                 (HOSPITAL REVENUE, AMBAC INSURED)                             5.25       06/01/2011        1,180,887
     1,195,000   RENO NV WASHOE MEDICAL CENTER SERIES A
                 (HOSPITAL REVENUE, AMBAC INSURED)                             5.25       06/01/2012        1,267,755
     1,225,000   RENO NV WASHOE MEDICAL CENTER SERIES A
                 (HOSPITAL REVENUE, AMBAC INSURED)                             5.25       06/01/2013        1,318,324
     1,260,000   SPARKS NV REDEVELOPMENT AGENCY TAX INCREMENT
                 REFUNDING REDEVELOPMENT AREA NUMBER 1 (OTHER REVENUE)         4.00       01/15/2014        1,296,556
     1,520,000   SPARKS NV REDEVELOPMENT AGENCY TAX INCREMENT
                 REFUNDING REDEVELOPMENT AREA NUMBER 1 (OTHER REVENUE)         4.00       01/15/2015        1,547,925

                                                                                                            9,235,508
                                                                                                       --------------
NEW HAMPSHIRE: 0.60%
     8,610,000   NEW HAMPSHIRE BUSINESS FINANCE AUTHORITY UNITED
                 ILLUMINATING COMPANY PROJECT (PCR)+/-ss                       7.13       07/01/2027        9,058,071
     5,000,000   NEW HAMPSHIRE BUSINESS FINANCE AUTHORITY UNITED
                 ILLUMINATING COMPANY PROJECT SERIES A (UTLITIES
                 REVENUE)+/-ss                                                 4.50       07/01/2027        5,112,356
     5,635,000   NEW HAMPSHIRE HOUSING FINANCE AUTHORITY SFMR
                 SERIES B (HOUSING REVENUE)                                    5.00       07/01/2027        5,914,840

                                                                                                           20,085,267
                                                                                                       --------------
NEW JERSEY: 2.64%
     2,700,000   GLOUCESTER COUNTY NJ IMPROVEMENT AUTHORITY WASTE
                 MANAGEMENT INCORPORATED PROJECT SERIES A (RESOURCE
                 RECOVERY REVENUE)+/-ss                                        2.63       12/01/2029        2,715,473
     2,000,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY CIGARETTE TAX
                 (TOBACCO & LIQUOR TAXES REVENUE, FGIC INSURED)                5.00       06/15/2012        2,057,421
     1,810,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY MOTOR
                 VEHICLE COMMISION SERIES A (OTHER REVENUE,
                 NATL-RE INSURED)##                                            2.85       07/01/2014        1,614,883
     2,000,000   NEW JERSEY STATE HFFA CATHOLIC HEALTH EAST (HCFR)             5.00       11/15/2013        2,163,042
    10,340,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY
                 SERIES 1B (STUDENT LOAN REVENUE)                              3.00       12/01/2013       10,673,777
     5,000,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE
                 AUTHORITY SERIES 1B (STUDENT LOAN REVENUE)                    5.00       12/01/2013        5,490,202
     1,285,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE
                 AUTHORITY SERIES A (STUDENT LOAN REVENUE)                     5.00       06/01/2013        1,395,986
     5,555,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE
                 AUTHORITY SERIES A (STUDENT LOAN REVENUE)                     5.00       06/01/2014        6,133,278
       995,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE
                 AUTHORITY SERIES A (STUDENT LOAN REVENUE, AMBAC INSURED)      5.20       06/01/2013          997,130
    16,615,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE
                 AUTHORITY STUDENT LOAN SERIES FFELP-CLASS A-1
                 (STUDENT LOAN REVENUE)+/-ss                                   0.69       06/01/2020       16,573,465
    20,440,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE
                 AUTHORITY SERIES 2 (STUDENT LOAN REVENUE)                     4.50       12/01/2029       20,413,021
    17,500,000   NEWARK NJ TAX ANTICIPATION NOTES SERIES H (GO)                4.00       03/15/2011       17,628,802

                                                                                                           87,856,480
                                                                                                       --------------

                 80 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
NEW MEXICO: 0.43%
$    1,250,000   CLAYTON NM JAIL PROJECT REVENUE (OTHER REVENUE,
                 CIFG INSURED)                                                5.00%       11/01/2014   $    1,323,592
    10,685,000   FARMINGTON NM PCR SOUTHERN CALIFORNIA EDISON SERIES
                 A (OTHER RVENUE)+/-ss                                        2.88        04/01/2029       10,630,617
       890,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR CLASS
                 IA2 (SFMR, FNMA INSURED)                                     5.60        01/01/2039          954,752
       355,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR CLASS
                 ID2 (HOUSING REVENUE, GNMA INSURED)                          4.05        07/01/2026          354,556
       940,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR CLASS ID2
                 (HOUSING REVENUE, GNMA INSURED)                              4.38        07/01/2033          955,053

                                                                                                           14,218,570
                                                                                                       --------------
NEW YORK: 4.49%
     1,005,000   BUFFALO NY SEWER AUTHORITY SERIES F (SEWER REVENUE,
                 NATL-RE FGIC INSURED)                                        6.00        07/01/2013        1,059,432
     1,500,000   LONG ISLAND POWER NY AUTHORITY ELECTRICAL SYSTEM
                 SERIES D (ELECTRICAL POWER, NATL-RE INSURED)+/-ss            3.49        09/01/2015        1,430,371
     4,010,000   MONROE COUNTY NY AIRPORT AUTHORITY GREATER
                 ROCHESTER INTERNATIONAL AIRPORT (AIRPORT REVENUE,
                 NATL-RE INSURED)                                             5.75        01/01/2014        4,299,523
     5,030,000   MONROE COUNTY NY AIRPORT AUTHORITY GREATER
                 ROCHESTER INTERNATIONAL AIRPORT (AIRPORT REVENUE,
                 NATL-RE INSURED)                                             5.75        01/01/2015        5,445,429
     3,830,000   MONROE COUNTY NY AIRPORT AUTHORITY GREATER
                 ROCHESTER INTERNATIONAL AIRPORT (AIRPORT REVENUE,
                 NATL-RE INSURED)                                             5.88        01/01/2016        4,155,015
       135,000   NASSAU COUNTY NY IDAG NORTH SHORE HEALTH SYSTEMS
                 PROJECTS C (HCFR)                                            5.63        11/01/2010          136,320
       205,000   NASSAU COUNTY NY IDAG SPECIAL NEEDS FACILITIES
                 PROGRAM F1 (ECONOMIC DEVELOPMENT REVENUE, ACA INSURED)       4.30        07/01/2010          204,994
    13,000,000   NEW YORK CITY NY HOUSING DEVELOPMENT CORPORATION
                 MFHR SERIES L-2 (HOUSING REVENUE)+/-ss                       2.00        05/01/2045       12,966,851
     8,750,000   NEW YORK CITY NY IDAG AMERICAN AIRLINES JFK
                 INTERNATIONAL AIRPORT (AIRPORT REVENUE)                      7.13        08/01/2011        8,730,489
     2,745,000   NEW YORK NY IDAG SPECIAL FACILITIES
                 ROLS-RR-II-R-445CE-1 (IDR, CITIGROUP LOC)                    5.50        01/01/2014        2,946,978
       250,000   NEW YORK CITY NY IDAG TERMINAL ONE GROUP
                 ASSOCIATION PROJECT (LEASE REVENUE)                          5.00        01/01/2011          253,645
     6,935,000   NEW YORK CITY NY IDAG TERMINAL ONE GROUP
                 ASSOCIATION PROJECT (LEASE REVENUE)                          5.00        01/01/2012        7,179,807
     2,000,000   NEW YORK CITY NY IDAG TERMINAL ONE GROUP
                 ASSOCIATION PROJECT (LEASE REVENUE)                          5.50        01/01/2015        2,153,221
     1,070,000   NEW YORK CITY NY IDAG YANKEE STADIUM (RECREATIONAL
                 REVENUE, GUARANTEE AGREEMENT)##                              1.89        03/01/2012        1,036,649
     2,755,000   NEW YORK CITY NY IDAG YANKEE STADIUM (RECREATIONAL
                 REVENUE, GUARANTEE AGREEMENT)##                              2.32        03/01/2013        2,588,902
     1,000,000   NEW YORK CITY NY TRANSIT AUTHORITY TRIBOROUGH
                 BRIDGE & TUNNEL (LEASE REVENUE, AMBAC INSURED)               5.30        01/01/2012        1,013,140
    40,385,001   NEW YORK STATE DORMITORY AUTHORITY (COLLEGE &
                 UNIVERSITY REVENUE, ALLIED IRISH BANK PLC LOC)+/-ss          1.70        07/01/2032       40,385,001
     7,445,000   NEW YORK STATE DORMITORY AUTHORITY NORTH SHORE
                 JEWISH SERIES B (HCFR)+/-ss                                  0.96        05/01/2018        6,551,601
     7,995,000   NEW YORK STATE ENERGY R&D AUTHORITY NY STATE
                 ELECTRICAL & GAS D (ELECTRICAL POWER,
                 NATL-RE INSURED)+/-ss                                        4.10        12/01/2015        8,029,619
     8,600,000   NEW YORK STATE ENERGY R&D AUTHORITY PCR NEW YORK
                 STATE ELECTRICAL & GAS (IDR, NATL-RE INSURED)+/-ss           4.10        03/15/2015        8,655,471
    14,000,000   NEW YORK STATE URBAN DEVELOPMENT CORPORATION COP
                 (OTHER REVENUE)                                              5.88        02/01/2013       14,106,681
     1,505,000   NIAGARA FALLS NY BRIDGE COMMISSION SERIES B (TOLL
                 ROAD REVENUE, NATL-RE INSURED)                               5.25        10/01/2015        1,597,574
       520,000   NIAGARA NY BUFFALO NIAGARA INTERNATIONAL AIRPORT
                 SERIES A (AIRPORT REVENUE, NATL-RE INSURED)                  5.75        04/01/2011          524,233
       325,000   ORANGE COUNTY NY IDAG SPECIAL NEEDS FACILITIES
                 POOLED PROGRAM G1 (ECONOMIC DEVELOPMENT REVENUE,
                 ACA INSURED)                                                 4.35        07/01/2011          321,679
    10,450,000   SENECA COUNTY NY IDAG SOLID WASTE DISPOSAL SENECA
                 MEADOWS PROJECT (IDR)+/-ss++                                 6.63        10/01/2035       10,496,399
       25,000    SUFFOLK COUNTY NY IDAG SPECIAL NEEDS POOLED SERIES
                 C1 (OTHER REVENUE)                                           6.88        07/01/2010           25,001
     3,145,000   TOBACCO SETTLEMENT FINANCING CORPORATION NY ASSET BACKED
                 SERIES A-1 CALLABLE (TOBACCO SETTLEMENT REVENUE)+/-ss        5.50        06/01/2016        3,155,065

                                                                                                          149,449,090
                                                                                                       --------------

                Wells Fargo Advantage Municipal Income Funds 81


Portfolio of Investments--June 30, 2010


SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
NORTH CAROLINA: 1.88%

$    4,470,000   NORTH CAROLINA EASTERN MUNICIPAL POWER AGENCY
                 SERIES C (ELECTRIC REVENUE, NATL-RE INSURED)                  7.00%      01/01/2013   $    4,812,584
    34,149,004   NORTH CAROLINA MEDICAL CARE COMMISSION CAROMONT
                 HEALTH (HCFR, ASSURED GUARANTY)+/-ss                          0.80       02/15/2035       34,149,004
     8,980,000   NORTH CAROLINA MEDICAL CARE COMMISSION UNIVERSITY
                 HEALTH SYSTEM SERIES E1 (HCFR)+/-ss                           5.75       12/01/2036        9,805,983
    10,000,000   NORTH CAROLINA MEDICAL CARE COMMONWEALTH HEALTH
                 CARE FACILITIES DUKE UNIVERSITY HEALTH SYSTEM SERIES A
                 (HOSPITAL REVENUE)+/-ss                                       1.00       06/01/2039        9,925,003
     1,250,000   PITT COUNTY NC MEMORIAL HOSPITAL (HCFR)                       5.38       12/01/2010        1,268,316
     2,465,000   RALEIGH DURHAM NC AIRPORT AUTHORITY SERIES A
                 (AIRPORT REVENUE, NATL-RE FGIC INSURED)                       5.25       11/01/2013        2,550,095

                                                                                                           62,510,985
                                                                                                      --------------
NORTH DAKOTA: 0.08%
       355,000   FARGO ND MERITCARE OBLIGATED GROUP SERIES A
                 (HCFR, NATL-RE INSURED)                                       5.50       06/01/2011          360,469
     1,025,000   GRAND FORKS ND ALTRU HEALTH SYSTEM OBLIGATION
                 GROUP (HCFR, NATL-RE INSURED)                                 5.40       08/15/2011        1,027,948
     1,310,000   GRAND FORKS ND ALTRU HEALTH SYSTEM OBLIGATION
                 GROUP (HCFR, NATL-RE INSURED)                                 5.40       08/15/2012        1,313,334

                                                                                                            2,701,751
                                                                                                       --------------
OHIO: 2.16%
        50,000   BUCKEYE OH TOBACCO SETTLEMENT FINANCING AUTHORITY
                 SERIES A-1 (TOBACCO SETTLEMENT REVENUE)                       4.25       06/01/2011           50,400
     4,000,000   BUCKEYE OH TOBACCO SETTLEMENT FINANCING AUTHORITY
                 SERIES A-1 (TOBACCO SETTLEMENT REVENUE)                       5.00       06/01/2011        4,058,801
     1,805,000   LAKE COUNTY OH LAKE HOSPITAL SYSTEM SERIES C (HCFR)           4.00       08/15/2011        1,834,206
     1,625,000   MONTGOMERY COUNTY OH WATER REVENUE GREATER
                 MORAINE BEAVER (WATER REVENUE, AMBAC INSURED)                 4.00       05/01/2015        1,691,204
     5,500,000   MONTGOMERY COUNTY OH CATHOLIC HEALTH INITIATIVES
                 SERIES D2 (HCFR)+/-ss                                         5.25       10/01/2038        6,076,566
     2,650,000   MONTGOMERY COUNTY OH WATER REVENUE REFUNDING
                 SYSTEM GREATER MORAINE BEAVER (WATER REVENUE, AMBAC
                 INSURED)                                                      5.38       11/15/2015        2,775,002
     2,900,000   OHIO STATE AIR QUALITY DEVELOPMENT AUTHORITY
                 FIRST ENERGY SERIES B (IDR)+/-ss                              3.00       10/01/2033        2,923,143
     1,500,000   OHIO STATE AIR QUALITY DEVELOPMENT AUTHORITY
                 POWER PROJECT (ELECTRIC, POWER & LIGHT REVENUE,
                 NATL-RE INSURED)+/-ss                                         4.85       08/01/2040        1,561,516
     1,750,000   OHIO STATE HIGHER EDUCATIONAL FACILITY COMMISSION
                 HOSPITAL CLEVELAND CLINIC HEALTH SERIES A (HCFR)              4.00       01/01/2013        1,852,201
     1,000,000   OHIO STATE HIGHER EDUCATIONAL FACILITY COMMISSION
                 HOSPITAL CLEVELAND CLINIC HEALTH SERIES A (HCFR)              5.00       01/01/2014        1,102,071
     7,500,000   OHIO STATE HIGHER EDUCATIONAL FACILITY COMMISSION
                 SERIES B UNIVERSITY HOSPITAL HEALTH SYSTEM (HCFR)+/-ss        3.75       01/15/2025        7,715,251
       150,000   OHIO STATE HIGHER EDUCATIONAL FACILITY COMMISSION
                 UNIVERSITY HOSPITAL HEALTH SYSTEM SERIES A (HCFR)             4.00       01/15/2013          157,300
     1,750,000   OHIO STATE HIGHER EDUCATIONAL FACILITY COMMISSION
                 UNIVERSITY HOSPITAL HEALTH SYSTEM SERIES A (HCFR)             5.00       01/15/2014        1,893,379
     2,050,000   OHIO STATE HIGHER EDUCATIONAL FACILITY COMMISSION
                 UNIVERSITY HOSPITAL HEALTH SYSTEM SERIES C (HCFR)+/-ss        4.88       01/15/2039        2,184,297
     7,700,000   OHIO STATE SOLID WASTE REPUBLIC SERVICES PROJECT
                 (IDR)+/-ss                                                    4.25       04/01/2033        7,827,822
     3,300,000   OHIO STATE WATER DEVELOPMENT AUTHORITY WASTE
                 MANAGEMENT PROJECT (RESOURCE RECOVERY REVENUE)+/-ss           2.63       07/01/2021        3,303,565
    25,000,002   PUTTABLE FLOATING OPTION TAX EXEMPT RECEIPTS 567
                 (OTHER REVENUE, NATL-RE INSURED)+/-ss                         0.41       04/01/2026       25,000,002

                                                                                                           72,006,726
                                                                                                       --------------

                 82 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
OKLAHOMA: 1.47%
$    5,000,000   CLEVELAND COUNTY OK PUBLIC FACILITIES AUTHORITY
                 NORMAN PUBLIC SCHOOLS PROJECT (LEASE REVENUE)                4.00%       06/01/2014   $    5,318,501
       636,526   COMANCHE COUNTY OK INDEPENDENT SCHOOL DISTRICT # 4
                 GERONIMO (EDUCATIONAL FACILITIES REVENUE)                    6.25        08/15/2014          670,148
     1,865,000   MCCLAIN COUNTY OK ECONOMIC DEVELOPMENT AUTHORITY
                 EDUCATIONAL FACILITIES BLANCHARD PUBLIC SCHOOLS PROJECT
                 (LEASE REVENUE)                                              4.25        09/01/2014        1,991,653
     4,490,000   MUSKOGEE OK INDUSTRIAL TRUST EDUCATIONAL FACILITIES
                 PUBLIC SCHOOLS PROJECT (LEASE REVENUE, ASSURED GUARANTY)     4.25        09/01/2012        4,790,921
     5,905,000   OKLAHOMA CITY OK AIRPORT TRUST JUNIOR LIEN SERIES B
                 (AIRPORT REVENUE, ACA INSURED)                               5.75        07/01/2015        5,921,536
    12,650,000   OKLAHOMA CITY OK INDUSTRIAL & CULTURAL FACILITIES
                 SERIES B (HCFR, NATL-RE INSURED)+/-ss(a)                     0.70        06/01/2019       11,891,539
       235,000   OKLAHOMA COUNTY OK FINANCE AUTHORITY JONES PUBLIC
                 SCHOOL PROJECT (LEASE REVENUE)                               4.00        09/01/2014          246,587
     2,590,000   OKLAHOMA COUNTY OK FINANCE AUTHORITY PUTNAM CITY
                 PUBLIC SCHOOLS PROJECT (LEASE REVENUE)                       4.00        03/01/2013        2,726,572
     3,405,000   OKLAHOMA COUNTY OK FINANCE AUTHORITY PUTNAM CITY
                 PUBLIC SCHOOLS PROJECT (LEASE REVENUE)                       4.00        03/01/2014        3,600,346
       840,000   OKLAHOMA COUNTY OK FINANCE AUTHORITY WESTERN HEIGHTS
                 PUBLIC SCHOOLS PROJECT (LEASE REVENUE)                       3.25        09/01/2012          864,697
     1,090,000   OKLAHOMA DEVELOPMENT FINANCE AUTHORITY LEASE REVENUE
                 DEPARTMENT OF HUMAN SERVICES COMMUNITY OFFICE
                 (LEASE REVENUE, AMBAC INSURED)                               5.25        02/01/2015        1,120,717
     3,000,000   OKLAHOMA DEVELOPMENT FINANCE AUTHORITY PCR PUBLIC
                 SERVICE COMPANY OKLAHOMA PROJECT (IDR)                       5.25        06/01/2014        3,257,041
     1,130,000   OKMULGEE OK MUNICIPAL UTILITY SYSTEM & SALES TAX
                 REVENUE SERIES A (OTHER REVENUE)                             2.00        12/01/2012        1,150,680
     1,000,000   OKMULGEE OK MUNICIPAL UTILITY SYSTEM & SALES TAX
                 REVENUE SERIES A (OTHER REVENUE)                             2.25        12/01/2013        1,022,821
     1,035,000   TULSA OK AIRPORTS IMPROVEMENT TRUST SERIES A
                 (AIRPORT & MARINA REVENUE)                                   3.00        06/01/2012        1,057,771
     2,250,000   TULSA OK AIRPORTS IMPROVEMENT TRUST SERIES A
                 (AIRPORT & MARINA REVENUE)                                   3.00        06/01/2013        2,286,226
     1,035,000   WOODWARD COUNTY OK PFA (SALES TAX REVENUE)                   4.00        04/01/2014        1,087,444

                                                                                                           49,005,200
                                                                                                       --------------
OREGON: 0.24%
     1,000,000   OREGON STATE FACILITIES AUTHORITY LEGACY HEALTH
                 SYSTEM (HCFR)                                                5.00        03/15/2013        1,077,256
       750,000   OREGON STATE FACILITIES AUTHORITY LEGACY HEALTH
                 SYSTEM (HCFR)                                                5.00        03/15/2014          816,711
     6,000,007   SALEM OR HOSPITAL FACILITY AUTHORITY SALEM HOSPITAL
                 PROJECT SERIES C (OTHER REVENUE, ALLIED IRISH BANK
                 PLC LOC)+/-ss                                                2.45        08/15/2036        6,000,007

                                                                                                            7,893,974
                                                                                                       --------------
PENNSYLVANIA: 9.10%
       525,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY PITTSBURGH
                 INTERNATIONAL AIRPORT (AIRPORT REVENUE, NATL-RE FGIC
                 INSURED)                                                     6.00        01/01/2013          531,494
       700,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY PITTSBURGH
                 INTERNATIONAL AIRPORT (AIRPORT REVENUE, NATL-RE
                 INSURED)                                                     5.75        01/01/2013          743,820
     1,000,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY PITTSBURGH
                 INTERNATIONAL AIRPORT SERIES A-1 (AIRPORT REVENUE,
                 NATL-RE INSURED)                                             5.75        01/01/2014        1,050,110
    29,405,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY
                 UNIVERSITY OF PITTSBURGH MEDICAL CENTER SERIES A-1
                 (HCFR)+/-ss                                                  0.95        02/01/2021       26,574,770
     1,475,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY
                 UNIVERSITY OF PITTSBURGH MEDICAL CENTER SERIES B
                 (HCFR)                                                       5.00        06/15/2014        1,634,153
    10,560,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY
                 UNIVERSITY OF PITTSBURGH MEDICAL CENTER SERIES A
                 (HCFR)                                                       5.00        05/15/2014       11,682,529
     9,000,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY
                 UNIVERSITY OF PITTSBURGH MEDICAL CENTER SERIES A
                 (HCFR)                                                       5.00        05/15/2015        9,982,711
     9,000,001   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY
                 UNIVERSITY OF PITTSBURGH MEDICAL CENTER SERIES F
                 (HCFR)+/-ss                                                  1.36        05/15/2038        9,000,001
     1,090,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY
                 WEST PENNYSYLVANIA SERIES A (HCFR)                           5.00        11/15/2011        1,090,371

                 Wells Fargo Advantage Municipal Income Funds 83


Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
PENNSYLVANIA (continued)
$    1,000,000   ALLEGHENY COUNTY PA IDAG DUQUESNE LIGHT PCR SERIES A
                 (ELECTRIC REVENUE, AMBAC INSURED)+/-ss                       4.35%       12/01/2013   $    1,051,860
       500,000   ALLEGHENY COUNTY PA SANITATION AUTHORITY (SEWER REVENUE,
                 NATL-RE INSURED)                                             5.00        12/01/2012          532,350
     4,070,000   ALLEGHENY COUNTY PA SANITATION AUTHORITY (SEWER REVENUE,
                 NATL-RE INSURED)                                             5.38        12/01/2013        4,323,683
     2,585,000   ALLEGHENY COUNTY PA UNIVERSITY OF PITTSBURGH MEDICAL
                 CENTER SERIES B (HCFR)                                       5.00        06/15/2014        2,863,922
     2,100,000   BEAVER COUNTY PA IDA PCR FIRSTENERGY SERIES B (IDR)+/-ss     3.00        10/01/2047        2,116,758
       765,000   CHESTER COUNTY PA IDA RENAISSANCE ACADEMY PROJECT
                 SERIES A (PRIVATE SCHOOLS REVENUE)                           5.25        10/01/2010          764,679
     1,870,000   CHESTER COUNTY PA IDA RENAISSANCE ACADEMY PROJECT
                 SERIES A (PRIVATE SCHOOLS REVENUE)                           5.63        10/01/2015        1,809,225
       650,000   CUMBERLAND COUNTY PA MUNICIPAL AUTHORITY DIAKON
                 LUTHERAN (HCFR)                                              3.75        01/01/2013          651,697
     2,310,000   CUMBERLAND COUNTY PA MUNICIPAL AUTHORITY DIAKON
                 LUTHERAN (HCFR)                                              5.00        01/01/2015        2,402,400
     4,290,000   DELAWARE COUNTY PA IDA RESOURCE RECOVERY FACILITY
                 SERIES A (RESOURCE RECOVERY REVENUE)                         6.10        07/01/2013        4,294,505
       200,000   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY
                 SERIES 1985 B (OTHER REVENUE, BAYERISCHE LANDESBANK
                 LOC)+/-ss                                                    0.29        12/01/2020          200,000
     4,500,001   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY
                 SERIES A (OTHER REVENUE, BAYERISCHE LANDESBANK
                 LOC)+/-ss                                                    0.29        12/01/2017        4,500,001
     1,100,000   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY
                 SERIES A (OTHER REVENUE, BAYERISCHE LANDESBANK
                 LOC)+/-ss                                                    0.29        12/01/2019        1,100,000
     1,725,000   GALLERY CERTIFICATE TRUST PA (AUTO PARKING REVENUE,
                 FSA INSURED)                                                 4.50        02/15/2013        1,729,468
     3,250,000   HARRISBURG PA AUTHORITY CAPITAL APPRECIATION LIMITED
                 OBLIGATION SERIES C (RESOURCE RECOVERY REVENUE)##            4.29        12/15/2010        3,186,885
     8,080,000   HARRISBURG PA AUTHORITY RESOURCE RECOVERY FACILITY
                 SERIES D-1 (OTHER REVENUE, AGM INSURED)+/-ss                 6.75        12/01/2033        8,182,698
    13,500,000   HARRISBURG PA AUTHORITY RESOURCES GUARANTEED
                 SUBORDINATED SERIES D-2 (HCFR, NATL-RE INSURED)+/-ss         5.00        12/01/2033       13,702,636
     2,535,000   LUZERNE COUNTY PA SERIES C (PROPERTY TAX REVENUE,
                 FSA INSURED)                                                 7.00        11/01/2018        3,022,404
     2,000,000   LYCOMING COUNTY PA HEALTH SYSTEM SUSQUEHANNA HEALTH
                 SYSTEM PROJECT A (HCFR, ACA INSURED)                         5.00        07/01/2014        2,137,340
       850,000   MCKEAN COUNTY PA BRADFORD HOSPITAL PROJECT (HCFR,
                 ACA INSURED)                                                 5.00        10/01/2010          850,298
     2,000,000   MCKEESPORT PA AREA SCHOOL DISTRICT (PROPERTY TAX
                 REVENUE, AMBAC INSURED)##                                    3.35        10/01/2014        1,734,660
     1,880,000   MONTGOMERY COUNTY PA IDA NEW REGIONAL MEDICAL CENTER
                 PROJECT (HOSPITAL REVENUE, FHA INSURED)                      5.00        02/01/2014        2,036,980
     2,955,000   MONTGOMERY COUNTY PA IDA NEW REGIONAL MEDICAL CENTER
                 PROJECT (HOSPITAL REVENUE, FHA INSURED)                      5.00        08/01/2014        3,206,677
     2,505,000   MONTGOMERY COUNTY PA IDA NEW REGIONAL MEDICAL CENTER
                 PROJECT (HOSPITAL REVENUE, FHA INSURED)                      5.00        08/01/2015        2,729,874
     6,135,000   PENNSYLVANIA EDFA ALBERT EINSTEIN HEALTHCARE SERIES
                 A (HCFR)                                                     5.00        10/15/2013        6,401,015
       900,000   PENNSYLVANIA EDFA ALBERT EINSTEIN HEALTHCARE SERIES
                 A (HCFR)                                                     5.25        10/15/2014          951,138
     4,215,000   PENNSYLVANIA EDFA COLVER PROJECT SERIES F (RESOURCE
                 RECOVERY REVENUE, AMBAC INSURED)                             5.00        12/01/2013        4,226,633
     2,250,000   PENNSYLVANIA EDFA COLVER PROJECT SERIES F (RESOURCE
                 RECOVERY REVENUE, AMBAC INSURED)                             5.00        12/01/2014        2,254,320
     1,675,000   PENNSYLVANIA EDFA COLVER PROJECT SERIES F (RESOURCE
                 RECOVERY REVENUE, AMBAC INSURED)                             5.00        12/01/2015        1,650,746
     5,000,000   PENNSYLVANIA EDFA COLVER PROJECT SERIES F REFUNDING
                 (RESOURCE RECOVERY REVENUE)                                  4.50        12/01/2011        4,997,101
       455,000   PENNSYLVANIA EDFA COLVER PROJECT SERIES G (RESOURCE
                 RECOVERY REVENUE, AMBAC INSURED)                             5.13        12/01/2015          438,620
    11,785,000   PENNSYLVANIA EDFA MAIN LINE HEALTH (OTHER REVENUE)+/-ss      0.71        10/01/2027       11,637,689
     4,250,000   PENNSYLVANIA EDFA WASTE MANAGEMENT INCORPORATED
                 PROJECT (RESOURCE RECOVERY REVENUE)+/-ss                     2.75        09/01/2013        4,272,780
     6,500,000   PENNSYLVANIA EDFA WASTE MANAGEMENT INCORPORATED
                 PROJECT (RESOURCE RECOVERY REVENUE)+/-ss                     2.63        12/01/2033        6,518,461
     1,590,000   PENNSYLVANIA STATE FINANCE AUTHORITY COMMUNITY
                 COLLEGE BEAVER COUNTY PROJECT (COLLEGE & UNIVERSITY
                 REVENUE, NATL-RE INSURED)                                    4.65        12/01/2013        1,594,563

                 84 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
 PENNSYLVANIA (continued)
 $   4,855,000   PENNSYLVANIA STATE HEFAR FOUNDATION INDIANA UNIVERSITY
                 PA SERIES A (COLLEGE & UNIVERSITY REVENUE, XLCA
                 INSURED)+/-ss                                                0.65%       07/01/2017   $    4,217,781
     3,970,000   PENNSYLVANIA STATE HEFAR UNIVERSITY OF PITTSBURGH
                 MEDICAL CENTER SERIES E (HCFR)                               5.00        05/15/2014        4,382,643
     3,750,000   PENNSYLVANIA STATE HEFAR UNIVERSITY OF PITTSBURGH
                 MEDICAL CENTER SERIES E (HCFR)                               5.00        05/15/2015        4,141,388
     1,375,000   PENNSYLVANIA STATE HEFAR UNIVERSITY OF THE ARTS
                 (COLLEGE & UNIVERSITY REVENUE, RADIAN INSURED)               5.50        03/15/2013        1,377,736
    15,000,001   PENNSYLVANIA STATE TURNPIKE COMMISSION SERIES C
                 (TOLL ROAD REVENUE)+/-ss                                     1.21        12/01/2013       15,000,001
    20,000,000   PENNSYLVANIA STATE TURNPIKE COMMISSION SERIES C
                 (TOLL ROAD REVENUE)+/-ss                                     1.36        12/01/2014       20,000,000
     2,320,000   PHILADELPHIA PA (PROPERTY TAX REVENUE, CIFG INSURED)         5.00        08/01/2014        2,538,614
     1,000,000   PHILADELPHIA PA 16TH SERIES (NATURAL GAS REVENUE,
                 AGM INSURED)                                                 5.50        07/01/2013        1,003,330
     1,150,000   PHILADELPHIA PA 4TH SERIES 1998 GENERAL ORDINANCE
                 (NATURAL GAS REVENUE, AGM INSURED)                           5.25        08/01/2015        1,214,837
     3,225,000   PHILADELPHIA PA 7TH SERIES 1998 GENERAL ORDINANCE
                 (UTILITIES REVENUE, AMBAC INSURED)                           5.00        10/01/2013        3,421,274
     1,000,000   PHILADELPHIA PA 8TH SERIES 1998 GENERAL ORDINANCE
                 (NATURAL GAS REVENUE)                                        5.00        08/01/2013        1,058,510
     4,045,000   PHILADELPHIA PA 8TH SERIES GENERAL ORDINANCE
                 (NATURAL GAS REVENUE)                                        5.00        08/01/2014        4,295,709
     2,300,000   PHILADELPHIA PA AUTHORITY FOR INDUSTRIAL DEVELOPMENT
                 PHILADELPHIA AIRPORT SERIES A (AIRPORT REVENUE,
                 NATL-RE FGIC INSURED)                                        5.00        07/01/2015        2,302,852
     4,675,000   PHILADELPHIA PA AUTHORITY FOR INDUSTRIAL DEVELOPMENT
                 PHILADELPHIA AIRPORT
                 SERIES A (AIRPORT REVENUE, NATL-RE INSURED)                  5.50        07/01/2013        4,876,540
     8,000,000   PHILADELPHIA PA AUTHORITY FOR INDUSTRIAL DEVELOPMENT
                 SERIES A (LEASE REVENUE, NATL-RE FGIC INSURED)               5.00        10/01/2012        8,504,001
     5,625,000   PHILADELPHIA PA AUTHORITY FOR INDUSTRIAL DEVELOPMENT
                 SERIES A (LEASE REVENUE, NATL-RE FGIC INSURED)               5.00        10/01/2013        6,039,620
     2,000,000   PHILADELPHIA PA GAS WORKS 18TH SERIES (OTHER
                 REVENUE, CIFG INSURED)                                       5.00        08/01/2014        2,123,960
       780,000   PHILADELPHIA PA MUNICIPAL AUTHORITY (LEASE REVENUE)          4.00        04/01/2012          801,817
     1,290,000   PHILADELPHIA PA MUNICIPAL AUTHORITY (LEASE REVENUE)          4.00        04/01/2013        1,334,505
     2,265,000   PHILADELPHIA PA PARKING AUTHORITY (AIRPORT REVENUE)          5.00        09/01/2012        2,412,293
    10,105,000   PHILADELPHIA PA SCHOOL DISTRICT SERIES A (PROPERTY
                 TAX REVENUE, AMBAC INSURED, STATE AID WITHHOLDING)           5.00        08/01/2015       11,164,914
     7,500,000   PHILADELPHIA PA SCHOOL DISTRICT SERIES C (PROPERTY
                 TAX REVENUE, STATE AID WITHHOLDING)                          5.00        09/01/2013        8,172,001
     2,405,000   PHILADELPHIA PA SCHOOL DISTRICT SERIES E (PROPERTY
                 TAX REVENUE, STATE AID WITHHOLDING)                          5.00        09/01/2011        2,506,082
     6,250,000   PITTSBURGH PA WATER & SEWER AUTHORITY SERIES C
                 (WATER REVENUE, ASSURED GTY)+/-ss                            2.63        09/01/2035        6,286,439
     2,400,000   SCHUYLKILL COUNTY PA IDA PINE GROVE LANDFILL
                 INCORPORATED (IDR)+/-ss                                      4.25        10/01/2019        2,414,232
     2,000,000   ST MARY HOSPITAL AUTHORITY PA CALTHOLIC HEALTHCARE
                 EAST SERIES B ( HCFR)                                        5.00        11/15/2013        2,181,340
     1,380,000   WESTMORELAND COUNTY PA IDA EXCELA HEALTH PROJECT
                 (HCFR)                                                       4.00        07/01/2014        1,440,692
     1,435,000   WESTMORELAND COUNTY PA IDA EXCELA HEALTH PROJECT
                 (HCFR)                                                       4.00        07/01/2015        1,489,028

                                                                                                          303,066,164
                                                                                                       --------------
PUERTO RICO: 1.04%
     2,740,000   PUERTO RICO COMMONWEALTH (OTHER REVENUE, FGIC
                 INSURED)                                                     5.50        07/01/2011        2,844,780
       100,000   PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION
                 AUTHORITY SERIES 2447 (OTHER REVENUE, ASSURED
                 GUARANTY)+/-ss                                               0.32        07/01/2036          100,000
     4,120,000   PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION
                 AUTHORITY SERIES W MBIA (FUEL SALES TAX REVENUE,
                 NATL-RE IBC INSURED)                                         5.50        07/01/2013        4,363,412
       215,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES EE
                 (ELECTRIC REVENUE, NATL-RE INSURED)                          5.25        07/01/2014          215,031
     1,500,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW
                 (POWER REVENUE)                                              5.00        07/01/2011        1,559,492
     4,125,000   PUERTO RICO GOVERNMENT FACILITIES SERIES M
                 (LEASE REVENUE, COMMONWEALTH GUARANTEED)                     5.50        07/01/2011        4,283,402
     4,625,000   PUERTO RICO HFA VIVIENDA MODERNIZATION (HOUSING
                 REVENUE)                                                     4.75        10/01/2011        4,630,645
       120,000   PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY
                 SERIES CC (TOLL ROAD REVENUE)                                5.00        07/01/2012          126,695
     2,470,000   PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY
                 SERIES W (FUEL SALES TAX REVENUE)                            5.50        07/01/2013        2,683,830

                 Wells Fargo Advantage Municipal Income Funds 85


Portfolio of Investments--June 30, 2010


SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
PUERTO RICO (continued)
$    1,820,000   PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES
                 X (FUEL SALES TAX REVENUE)                                   5.50%       07/01/2013   $    1,934,844
    11,250,000   PUERTO RICO SALES TAX FINANCING CORPORATION FIRST
                 SUBSERIES A (SALES TAX REVENUE)+/-ss                         5.00        08/01/2039       11,787,077

                                                                                                           34,529,208
                                                                                                       --------------
RHODE ISLAND: 0.04%
     1,175,000   RHODE ISLAND HEALTH & EDUCATIONAL BUILDING
                 CORPORATION PROVIDENCE PUBLIC SCHOOLS PROGRAM SERIES A
                 (OTHER REVENUE, AGM INSURED)                                 5.00        05/15/2014        1,303,799
                                                                                                       --------------
SOUTH CAROLINA: 0.72%
     2,860,000   BERKELEY COUNTY SC POLLUTION CONTROL FACILILITIES
                 GENERATING CABONDIOXIDE PROJECT (PCR)                        4.88        10/01/2014        3,063,405
     1,350,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
                 APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**            17.85        01/01/2027           86,266
     3,435,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
                 APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**            17.13        01/01/2028          207,235
    18,250,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
                 APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**            13.18        01/01/2037          652,986
    14,500,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL
                 APPRECIATION SERIES B (TOLL ROAD REVENUE)##(i)**            12.91        01/01/2038          489,811
        65,000   GREENVILLE COUNTY SC DONALDSON INDUSTRIAL AIR PARK
                 PROJECT A (AIRPORT REVENUE)                                  5.50        04/01/2011           63,819
     1,100,000   ORANGEBURG COUNTY SC JOINT GOVERNMENT ACTION AUTHORITY
                 (SALES TAX REVENUE, NATL-RE INSURED)                         5.00        10/01/2013        1,159,962
     2,010,000   ORANGEBURG SC JOINT GOVERNMENTAL ACTION AUTHORITY
                 (SALES TAX REVENUE, NATL-RE INSURED)                         5.00        04/01/2011        2,053,941
     1,860,000   PIEDMONT MUNICIPAL POWER AGENCY SC UNREFUNDED BALANCE
                 2004 SERIES A (ELECTRICAL POWER REVENUE, FGIC INSURED)       6.50        01/01/2016        2,186,934
     1,520,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY
                 ANMED HEALTH PROJECT (HCFR                                   5.00        02/01/2014        1,646,921
       225,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY ANMED
                 HEALTH PROJECT (HCFR)                                        3.00        02/01/2015          224,902
     1,145,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY ANMED
                 HEALTH PROJECT (HCFR)                                        5.00        02/01/2015        1,241,902
     9,460,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY
                 PALMETTO HEALTH (HCFR)+/-ss                                  1.06        08/01/2039        8,963,352
     1,985,000   TOBACCO SETTLEMENT REVENUE MANAGEMENT AUTHORITY SC
                 (TOBACCO SETTLEMENT FUNDED)                                  5.00        06/01/2018        1,986,868

                                                                                                           24,028,304
                                                                                                       --------------
SOUTH DAKOTA: 0.36%
       830,000   LOWER BRULE SIOUX TRIBE OF SOUTH DAKOTA SERIES B
                 (PROPERTY TAX REVENUE)                                       5.15        05/01/2014          755,654
       120,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM MCELEEG SD
                 PROJECT-B (IDR)                                              4.38        04/01/2011          122,505
    10,000,005   SOUTH DAKOTA STATE HEFA AVERA HEALTH SERIES C
                 (HOSPITAL REVENUE, ALLIED IRISH BANKS PLC LOC)+/-ss          3.00        07/01/2033       10,000,005
     1,200,000   SOUTH DAKOTA STATE HEFA SANFORD HEALTH (HCFR)                4.00        11/01/2013        1,267,109

                                                                                                           12,145,273
                                                                                                       --------------
TENNESSEE: 4.47%
     6,900,000   CHATTANOOGA TN INDUSTRIAL BOARD (RECREATIONAL
                 REVENUE, SUNTRUST BANK LOC)+/-ss                             0.43        07/01/2026        6,900,000
     1,850,000   CHATTANOOGA-HAMILTON COUNTY TN HOSPITAL AUTHORITY
                 (HCFR, AGM INSURED)                                          5.00        10/01/2013        2,008,657
     4,200,000   CHATTANOOGA-HAMILTON COUNTY TN HOSPITAL AUTHORITY
                 (HCFR, AGM INSURED)                                          5.00        10/01/2013        4,560,193
     1,650,000   CHATTANOOGA-HAMILTON COUNTY TN HOSPITAL AUTHORITY
                 (HCFR, AGM INSURED)                                          5.00        10/01/2014        1,794,524
     4,085,000   CHATTANOOGA-HAMILTON COUNTY TN HOSPITAL AUTHORITY
                 (HCFR, AGM INSURED)                                          5.00        10/01/2014        4,442,806
     3,000,000   CLARKSVILLE TN NATURAL GAS ACQUISITION CORPORATION
                 (NATURAL GAS REVENUE)                                        5.00        12/15/2011        3,116,041
     2,785,000   CLARKSVILLE TN NATURAL GAS ACQUISITION CORPORATION
                 (NATURAL GAS REVENUE)                                        5.00        12/15/2012        2,943,969
     2,395,000   ELIZABETHTON TN HEALTH & EDUCATION FACILITIES BOARD
                 HOSPITAL 1ST MORTGAGE SERIES B (HCFR, NATL-RE INSURED)       6.25        07/01/2014        2,618,431
    10,950,000   ELIZABETHTON TN HEALTH & EDUCATIONAL FACILITIES BOARD
                 HOSPITAL 1ST MORTGAGE SERIES B (HCFR)                        8.00        07/01/2033       12,357,624
     1,200,000   ELIZABETHTON TN HEALTH & EDUCATIONAL FACILITIES BOARD
                 HOSPITAL SERIES B MBIA (HCFR, NATL-RE IBC INSURED)           7.75        07/01/2029        1,348,704

                 86 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
TENNESSEE (continued)
$   10,700,000   JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES
                 BOARD 1ST MORTGAGE MOUNTAIN STATES (HCFR)                    7.50%       07/01/2033   $   12,130,698
     3,535,000   JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES
                 BOARD 1ST MORTGAGE MOUNTAIN STATES
                 (HCFR, NATL-RE IBC INSURED)                                  3.00        07/01/2013        3,554,196
     8,750,000   JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES
                 BOARD 1ST MORTGAGE MOUNTAIN STATES SERIES A (HCFR,
                 NATL-RE IBC INSURED)                                         7.50        07/01/2033        9,919,964
     3,758,000   JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES
                 BOARD 1ST MORTGAGE MOUNTAIN STATES HEALTH ALLIANCE
                 SERIES A (HCFR, REGIONS BANK LOC)+/-ss                       0.90        07/01/2038        3,758,000
     7,000,000   KNOX COUNTY TN HEALTH EDUCATIONAL & HOUSING
                 FACILITIES BOARD FORT SANDERS ALLIANCE (HCFR,
                 NATL-RE INSURED)                                             5.75        01/01/2012        7,381,361
     1,135,000   KNOX COUNTY TN HEALTH EDUCATIONAL & HOUSING
                 FACILITIES BOARD UNIVERSITY HEALTH SYSTEM (HCFR)             4.13        04/01/2011        1,150,425
     1,750,000   LEWISBURG TN INDUSTRIAL DEVELOPMENT BOARD WASTE
                 MANAGEMENT INCORPORATED PROJECT (RESOURCE RECOVERY
                 REVENUE)+/-ss                                                2.50        07/01/2012        1,754,935
     1,795,000   MEMPHIS SHELBY COUNTY TN AIRPORT AUTHORITY
                 REFUNDING SERIES B (AIRPORT REVENUE)                         4.00        07/01/2014        1,872,562
     1,200,000   METROPOLITAN GOVERNMENT NASHVILLE & DAVIDSON COUNTY
                 TN COUNTY HEFA MEHARRY MEDICAL COLLEGE (HCFR,
                 AMBAC INSURED)                                               6.00        12/01/2012        1,249,296
       200,000   METROPOLITAN NASHVILLE TN AIRPORT AUTHORITY
                 IMPROVEMENT SERIES C
                 (AIRPORT REVENUE, NATL-RE FGIC INSURED)                      5.38        07/01/2013          200,548
     9,130,000   SEVIER COUNTY TN PUBLIC BUILDING AUTHORITY LOCAL
                 GOVERNMENT PUBLIC IMPROVEMENT SERIES B-2 (OTHER REVENUE,
                 ALLIED IRISH BANK PLC LOC)+/-ss                              1.75        06/01/2039        9,130,000
     1,335,000   SULLIVAN COUNTY TN HEALTH EDUCATIONIONAL & HOUSING
                 FACILITIES BOARD WELLMONT HEALTH SYSTEMS (HCFR, RADIAN
                 INSURED)                                                     5.00        09/01/2011        1,343,891
     3,000,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00        02/01/2013        3,152,191
     3,130,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00        09/01/2013        3,292,229
     8,135,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00        09/01/2014        8,455,520
    20,690,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00        09/01/2015       21,170,630
     7,130,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00        09/01/2016        7,193,529
     9,720,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES C
                 (NATURAL GAS REVENUE)                                        5.00        02/01/2015       10,108,023

                                                                                                          148,908,947
                                                                                                       --------------
TEXAS: 6.53%
     3,155,000   AMARILLO TX HEALTH FACILITIES CORPORATION
                 EVANGELICAL (HCFR, ALLIED IRISH BANK PLC LOC)+/-ss           3.35        11/01/2017        3,155,000
    10,000,000   ARLINGTON TX SPECIAL OBLIGATION DALLAS COWBOYS
                 SERIES A (SALES TAX REVENUE, NATL-RE INSURED)                5.00        08/15/2034       10,006,001
     3,000,000   BRAZOS RIVER TX HARBOR NAVIGATION DISTRICT BRAZORIA
                 COUNTY DOW CHEMICAL COMPANY PROJECT SERIES A-1
                 (IDR)+/-ss                                                   6.25        05/15/2033        3,178,651
     1,300,000   BRAZOS RIVER TX HARBOR NAVIGATION DISTRICT THE DOW
                 CHEMICAL COMPANY (OTHER REVENUE)                             5.25        10/01/2011        1,328,015
     1,220,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION
                 (LEASE REVENUE)                                              5.00        10/01/2011        1,250,939
        10,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION
                 (LEASE REVENUE)                                              5.00        10/01/2012           10,348
     7,000,000   GULF COAST TX WASTE DISPOSAL AUTHORITY
                 ENVIRONMENTAL FACILITIES BP PRODUCTS
                 NORTH AMERICA (RESOURCE RECOVERY REVENUE)+/-ss               2.30        01/01/2042        6,195,071
     3,000,000   HARRIS COUNTY TX CULTURAL EDUCATION FACILITIES
                 FINANCE CORPORATION METHODIST HOSPITAL SYSTEM SERIES B
                 (HCFR)                                                       5.25        12/01/2013        3,342,961
     1,525,000   HARRIS COUNTY TX HEALTH FACILITIES CHRISTUS HEALTH
                 SERIES A-5 (HCFR, AGM INSURED)+/-ss                          1.00        07/01/2036        1,525,000
     1,250,000   HARRIS COUNTY TX HEALTH FACILITIES DEVELOPMENT
                 CORPORATION MEMORIAL HOSPITAL
                 SYSTEMS PROJECT SERIES A (HCFR, NATL-RE INSURED)             6.00        06/01/2012        1,347,313
     3,345,000   HARRIS COUNTY TX SPORTS AUTHORITY CAPITAL
                 APPRECIATION JUNIOR LIEN SERIES B
                 (HOTEL OCCUPANCY TAX, NATL-RE INSURED)##                     5.15        11/15/2011        3,118,545
     5,940,000   HOUSTON TX AIRPORT SYSTEM SUB LIEN SERIES A
                 (AIRPORT REVENUE, NATL-RE FGIC INSURED)                      5.50        07/01/2017        5,947,961
     4,000,000   HOUSTON TX AIRPORT SYSTEM SUB LIEN SERIES B
                 (AIRPORT REVENUE, NATL-RE FGIC INSURED)                      5.25        07/01/2015        4,006,961
     1,548,000   HOUSTON TX BENEFICIAL OWNERSHIP SERIES 14 PUTABLE
                 (HOUSING REVENUE) +/-ss                                      5.75        11/01/2034        1,528,062

                 Wells Fargo Advantage Municipal Income Funds 87


Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
TEXAS (continued)
$    3,000,000   HOUSTON TX FIRST LIEN SERIES C (UTILITIES REVENUE,
                 AMBAC INSURED)+/-ss                                          5.00%       05/15/2034   $    3,103,650
     2,500,000   HOUSTON TX FIRST LIEN SERIES C1 (UTILITIES REVENUE,
                 AMBAC INSURED)+/-ss                                          5.00        05/15/2034        2,589,725
     2,930,000   HOUSTON TX HOTEL OCCUPANCY REFUNDING CONVENTION AND
                 ENTERTAINMENT (HOTEL OCCUPANCY TAX REVENUE, AMBAC
                 INSURED)                                                     5.38        09/01/2014        3,036,388
     3,505,000   HOUSTON TX HOTEL OCCUPANCY TAX & SUPPLEMENT SERIES
                 B (HOTEL OCCUPANCY TAX REVENUE, AMBAC INSURED)               5.75        09/01/2015        3,627,361
       760,000   HOUSTON TX HOUSING FINANCE CORPORATION SERIES A
                 (HOUSING REVENUE, GNMA INSURED)                              6.75        06/01/2033          786,030
     5,080,000   LAREDO TX PUBLIC PROPERTY FINANCE CONTRACTUAL
                 OBLIGATION (OTHER REVENUE)                                   3.88        02/15/2018        5,156,353
       350,000   LEWISVILLE TX REFINANCING & CAPITAL IMPROVEMENT
                 SPECIAL ASSESSMENT (PROPERTY TAX REVENUE, ACA INSURED)       5.75        09/01/2012          356,965
     3,260,000   LOWER COLORADO RIVER AUTHORITY TX (OTHER REVENUE,
                 AMBAC INSURED)                                               5.00        05/15/2017        3,352,911
     1,510,000   LOWER COLORADO RIVER AUTHORITY TX UNREFUNDED
                 BALANCE 2010 SERIES A (OTHER REVENUE, AGM INSURED)           5.88        05/15/2015        1,515,904
     3,415,000   LUBBOCK TX HEALTH FACILITIES DEVELOPMENT
                 CORPORATION ST. JOSEPH HEALTH SYSTEMS SERIES A
                 (HCFR)+/-ss                                                  3.05        07/01/2030        3,466,192
     3,765,000   MATAGORDA COUNTY TX PCR AEP TEXAS CENTER PROJECT
                 NAVIGATION DISTRICT # 1 (IDR)+/-ss                           5.13        06/01/2030        3,876,031
    26,000,000   NORTH TEXAS HIGHER EDUCATION AUTHORITY INCORPORATED
                 STUDENT LOAN SERIES 1 CLASS A-1 (STUDENT
                 LOAN REVENUE)+/-ss                                           0.96        07/01/2019       25,935,001
     2,395,000   NORTH TEXAS TOLLWAY AUTHORITY FIRST TIER PUTABLE
                 SERIES L-2 (TOLL ROAD REVENUE)+/-ss                          6.00        01/01/2038        2,624,034
     2,000,000   NORTH TEXAS TOLLWAY AUTHORITY SERIES A (TOLL ROAD
                 REVENUE)                                                     3.00        01/01/2012        2,030,360
       805,000   ODESSA TX HOUSING AUTHORITY SECTION 8 ASSISTANCE
                 PROJECT SERIES B (HOUSING REVENUE, HUD INSURED)              6.38        10/01/2011          805,217
     9,360,000   SABINE RIVER TX AUTHORITY PCR TXU ELECTRIC COMPANY
                 PROJECT SERIES B (RESOURCE RECOVERY REVENUE)+/-ss            5.75        05/01/2030        8,969,408
       160,000   SAM RAYBURN TX MUNICIPAL POWER AGENCY (UTILITIES
                 REVENUE, NATL-RE INSURED)                                    6.00        09/01/2010          161,557
     1,315,000   SAN ANTONIO TX HOTEL OCCUPANCY (OTHER REVENUE,
                 NATL-RE INSURED)##                                           1.16        08/15/2011        1,297,866
    32,245,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I
                 SENIOR LIEN SERIES D (NATURAL GAS REVENUE)                   5.63        12/15/2017       33,897,795
     4,875,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I
                 SERIES A (UTILITIES REVENUE)                                 5.00        12/15/2015        5,095,302
    40,850,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION II
                 BMA INDEX RATE (NATURAL GAS REVENUE)+/-ss                    0.78        09/15/2017       38,399,001
    10,200,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION II
                 LIBOR INDEX RATE (NATURAL GAS REVENUE)+/-ss                  1.06        09/15/2017        9,524,251
       600,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION
                 SERIES A (NATURAL GAS REVENUE)                               5.00        12/15/2012          634,248
     1,500,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION
                 SERIES B (UTILITIES REVENUE)+/-ss                            0.91        12/15/2017        1,263,750
     2,785,000   TEXAS MUNICIPAL POWER AGENCY UNREFUNDED BALANCE
                 (ELECTRICAL POWER, AMBAC INSURED)##                          1.70        09/01/2012        2,683,598
     8,000,000   TEXAS MUNICIPAL POWER AGENCY UNREFUNDED BALANCE
                 (ELECTRICAL POWER, NATL-RE INSURED)##                        2.74        09/01/2015        6,940,561
       320,000   TEXAS STATE AFFORDABLE HOUSING CORPORATION (HOUSING
                 REVENUE, GNMA INSURED)                                       5.50        09/01/2038          341,629

                                                                                                          217,411,916
                                                                                                       --------------
UTAH: 0.04%
       770,000   UTAH STATE CHARTER SCHOOL FINANCE AUTHORITY NORTH
                 DAVIS PREPARATORY (OTHER REVENUE)                            5.00        07/15/2015          771,350
       670,000   UTAH STATE CHARTER SCHOOL FINANCE AUTHORITY SUMMIT
                 ACADEMY SERIES A (OTHER REVENUE)                             5.13        06/15/2017          659,611

                                                                                                            1,430,961
                                                                                                       --------------
VIRGIN ISLANDS: 0.58%
     1,100,000   VIRGIN ISLANDS PFA MATCHING FUND LOAN NOTES DIAGO
                 SERIES A (OTHER REVENUE)                                     6.00        10/01/2014        1,169,522
       645,000   VIRGIN ISLANDS PFA SENIOR LIEN MATCHING FUND LOAN
                 NOTES SERIES A (SEWER REVENUE)                               5.00        10/01/2014          699,608

                 88 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
VIRGIN ISLANDS (continued)
$    2,500,000   VIRGIN ISLANDS PFA SENIOR LIEN SERIES B (OTHER REVENUE)       5.00%      10/01/2013   $    2,698,477
       500,000   VIRGIN ISLANDS PFA SENIOR LIEN SERIES B (OTHER REVENUE)       5.00       10/01/2014          542,331
     3,250,000   VIRGIN ISLANDS PFA SUB LIEN SERIES C (OTHER REVENUE)          5.00       10/01/2013        3,493,752
     2,250,000   VIRGIN ISLANDS PFA SUB LIEN SERIES C (OTHER REVENUE)          5.00       10/01/2014        2,434,120
       400,000   VIRGIN ISLANDS PFA SUB MATCHING FUND LOAN NOTES
                 DIAGO SERIES A (OTHER REVENUE)                                3.00       10/01/2010          400,921
       465,000   VIRGIN ISLANDS PFA SUB MATCHING FUND LOAN NOTES
                 DIAGO SERIES A (OTHER REVENUE)                                3.00       10/01/2011          468,637
       465,000   VIRGIN ISLANDS PFA SUB MATCHING FUND LOAN NOTES
                 DIAGO SERIES A (OTHER REVENUE)                                3.00       10/01/2012          469,288
       605,000   VIRGIN ISLANDS PFA SUB MATCHING FUND LOAN NOTES
                 DIAGO SERIES A (OTHER REVENUE)                                5.00       10/01/2013          644,235
     3,500,000   VIRGIN ISLANDS WATER & POWER AUTHORITY SERIES A
                 (ELECTRICAL, POWER & LIGHT REVENUE)                           4.00       07/01/2013        3,661,317
     2,500,000   VIRGIN ISLANDS WATER & POWER AUTHORITY SERIES A
                 (ELECTRICAL, POWER & LIGHT REVENUE)                           4.00       07/01/2014        2,611,977

                                                                                                           19,294,185
                                                                                                       --------------
VIRGINIA: 1.06%
     3,000,000   CHESTERFIELD COUNTY VA IDA PCR SERIES A (IDR)+/-ss            5.88       06/01/2017        3,086,641
     2,425,000   CHESTERFIELD COUNTY VA IDA PCR SERIES B (IDR)+/-ss            5.88       06/01/2017        2,495,035
     2,375,000   HARRISONBURG VA IDA ROCKINGHAM MEMORIAL HOSPITAL
                 (HCFR, SUNTRUST BANK LOC)+/-ss                                0.49       12/01/2021        2,375,000
     6,095,000   LOUISA VA IDA ELECTRIC & POWER COMPANY PROJECT
                 SERIES A (UTILITIES REVENUE)+/-ss                             2.50       03/01/2031        6,098,659
     3,500,000   MARQUIS COUNTY VA IDA (OTHER REVENUE)                         5.10       09/01/2013        3,144,507
       360,000   RICHMOND VA GOVERNMENT FACILITIES REVENUE BONDS
                 (LEASE REVENUE, AMBAC INSURED)                                5.00       07/15/2013          391,260
     8,660,000   RUSSELL COUNTY VA IDA MOUNTAIN STATES HEALTH
                 ALLIANCE SERIES B (HCFR, REGIONS BANK LOC)+/-ss               0.90       07/01/2038        8,660,000
     3,670,000   SMYTH COUNTY VA IDA MOUNTAIN STATES HEALTH ALLIANCE
                 (HCFR)                                                        5.00       07/01/2013        3,910,790
       486,000   SMYTH COUNTY VA IDA MOUNTAIN STATES HEALTH ALLIANCE
                 SERIES C (HCFR, REGIONS BANK LOC)+/-ss                        0.90       07/01/2032          486,001
       395,000   VIRGINIA COLLEGE BUILDING AUTHORITY REGENT
                 UNIVERSITY PROJECT (COLLEGE & UNIVERSITY REVENUE)             4.50       06/01/2012          408,079
       535,000   VIRGINIA COLLEGE BUILDING AUTHORITY REGENT
                 UNIVERSITY PROJECT (COLLEGE & UNIVERSITY REVENUE)             5.00       06/01/2014          566,957
       750,000   VIRGINIA STATE HOUSING DEVELOPMENT AUTHORITY SERIES
                 A-5 (HOUSING REVENUE, GO OF AUTHORITY)                        3.90       01/01/2013          762,174
       600,000   VIRGINIA STATE HOUSING DEVELOPMENT AUTHORITY SERIES
                 A-5 (HOUSING REVENUE, GO OF AUTHORITY)                        3.90       07/01/2013          611,161
       750,000   VIRGINIA STATE HOUSING DEVELOPMENT AUTHORITY SERIES
                 A-5 (HOUSING REVENUE, GO OF AUTHORITY)                        4.20       07/01/2014          772,419
     1,500,000   VIRGINIA STATE HOUSING DEVELOPMENT AUTHORITY SUB
                 SERIES C (HOUSING REVENUE)                                    4.25       07/01/2013        1,543,666

                                                                                                           35,312,349
                                                                                                       --------------
WASHINGTON: 2.05%
     1,070,000   KING COUNTY WA PUBLIC HOSPITAL DISTRICT NUMBER 001
                 SERIES A (HOSPITAL REVENUE)                                   5.00       06/15/2013        1,139,102
     1,520,000   KING COUNTY WA PUBLIC HOSPITAL DISTRICT NUMBER 001
                 SERIES A (HOSPITAL REVENUE)                                   5.00       06/15/2014        1,623,574
       500,000   PORT KALAMA WA SERIES B (AIRPORT REVENUE)                     5.25       12/01/2015          539,256
       260,000   PORT MOSES LAKE WA SERIES A (PROPERTY TAX REVENUE,
                 XLCA INSURED)                                                 4.25       12/01/2011          270,053
       200,000   PORT MOSES LAKE WA SERIES A (PROPERTY TAX REVENUE,
                 XLCA INSURED)                                                 4.25       12/01/2012          210,817
       185,000   PORT MOSES LAKE WA SERIES A (PROPERTY TAX REVENUE,
                 XLCA INSURED)                                                 4.25       12/01/2013          197,098
       395,000   QUINAULT INDIAN NATION WA QUINAULT BEACH SERIES A
                 (OTHER REVENUE, ACA INSURED)                                  5.80       12/01/2015          345,630
       500,000   SKAGIT COUNTY PUBLIC HOSPITAL DISTRICT #1 (HOSPITAL
                 REVENUE)                                                      5.50       12/01/2013          534,381
       965,000   SPOKANE WA PUBLIC FACILITIES DISTRICT SERIES A (TAX
                 REVENUE, NATL-RE INSURED)                                     5.00       12/01/2011        1,013,405
    15,155,000   TOBACCO SETTLEMENT AUTHORITY WA ASSET-BACKED
                 (TOBACCO SETTLEMENT FUNDED REVENUE)                           6.50       06/01/2026       15,485,683
       790,000   WASHINGTON SATE HEFAR WHITWORTH UNIVERSITY PROJECT
                 (COLLEGE & UNIVERSITY REVENUE)                                4.00       10/01/2014          814,278
    25,230,000   WASHINGTON STATE COP CONVENTION & TRADE CENTER
                 (LEASE REVENUE, NATL-RE)                                      5.25       07/01/2015       25,310,738
     2,000,000   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
                 SERIES A (HCFR)                                               5.00       08/15/2012        2,140,221
     1,250,000   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
                 SERIES A (HCFR)                                               5.00       08/15/2013        1,358,189
     1,500,000   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
                 SERIES A (HCFR)                                               5.00       08/15/2014        1,643,176
    14,200,001   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
                 SOUTHWEST WASHINGTON
                 MEDICAL CENTER SERIES A (COLLEGE & UNIVERSITY
                 REVENUE)+/-ss                                                 2.75       09/01/2034       14,200,001

                 Wells Fargo Advantage Municipal Income Funds 89


Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
WASHINGTON (continued)
$      710,000   WASHINGTON STATE HEFAR WHITWORTH UNIVERSITY PROJECT
                 (COLLEGE & UNIVERSITY REVENUE)                                4.00%      10/01/2012   $      734,908
       630,000   WASHINGTON STATE HEFAR WHITWORTH UNIVERSITY PROJECT
                 (COLLEGE & UNIVERSITY REVENUE)                                4.00       10/01/2013          650,949

                                                                                                           68,211,459
                                                                                                       --------------
WEST VIRGINIA: 0.17%
       545,000   BERKELEY COUNTY WV PUBLIC SEWER SERIES A (OTHER REVENUE)      4.55       10/01/2014          569,083
       200,000   KANAWHA COUNTY WV RESIDENTIAL MORTGAGE (HOUSING
                 REVENUE, FGIC INSURED)                                        7.38       09/01/2011          216,359
        95,000   OHIO COUNTY WV BUILDING COMMISSION MEDICAL CENTER (HCFR)      7.00       10/01/2010           96,415
     4,400,000   WEST VIRGINIA ECONOMIC DEVELOPMENT AUTHORITY PCR SERIES
                 D (UTILITIES REVENUE)+/-ss                                    4.85       05/01/2019        4,689,657

                                                                                                            5,571,514
                                                                                                       --------------
WISCONSIN: 1.44%
     7,575,000   BADGER WI TOBACCO ASSET SECURITIZATION
                 CORPORATION ASSET-BACKED PREREFUNDED (OTHER REVENUE)          6.13       06/01/2027        8,167,291
     2,130,000   KENOSHA WI USD # 1 SERIES A (PROPERTY TAX REVENUE)            4.00       04/01/2013        2,257,205
     1,000,000   KIMBERLY WI AREA SCHOOL DISTRICT REFUDNING (OTHER
                 REVENUE, AGM INSURED)                                         4.35       03/01/2013        1,042,561
       825,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY
                 SERIES A (HOUSING REVENUE, AMBAC INSURED, GO OF
                 AUTHORITY)                                                    5.88       11/01/2016          830,974
       175,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY
                 SERIES F (HOUSING REVENUE)                                    5.20       07/01/2018          178,977
       555,000   WISCONSIN STATE HEFA AURORA HEALTHCARE INCORPORATED
                 SERIES A (HCFR)                                               5.00       04/15/2012          584,860
     1,500,000   WISCONSIN STATE HEFA AURORA HEALTHCARE INCORPORATED
                 SERIES A (HCFR)                                               5.00       04/15/2014        1,607,581
     1,250,000   WISCONSIN STATE HEFA FROEDTERT & COMMUNITY HEALTHCARE
                 (HCFR)                                                        4.00       04/01/2014        1,315,814
     6,645,000   WISCONSIN STATE HEFA MARQUETTE UNIVERSITY
                 (COLLEGE & UNIVERSITY REVENUE, NATL-RE INSURED)               5.25       06/01/2013        6,663,740
     6,000,000   WISCONSIN STATE HEFA MERCY ALLIANCE INCORPORATED
                 SERIES A (HCFR)                                               5.00       06/01/2019        6,227,401
     1,000,000   WISCONSIN STATE HEFA MINISTRY HEALTHCARE SERIES A (HCFR)      4.00       08/15/2014        1,044,551
     1,750,000   WISCONSIN STATE HEFA MINISTRY HEALTHCARE SERIES A (HCFR)      5.00       08/15/2015        1,904,911
     1,060,000   WISCONSIN STATE HEFA THEDACARE INCORPORATED (HCFR)            5.00       12/15/2014        1,159,885
     1,730,000   WISCONSIN STATE HEFA THEDACARE INCORPORATED
                 SERIES A (HCFR)                                               5.00       12/15/2014        1,899,576
     3,405,000   WISCONSIN STATE HEFA THEDACARE INCORPORATED
                 SERIES B (HCFR)                                               4.00       12/15/2014        3,596,464
       405,000   WISCONSIN STATE HEFA THREE PILLARS COMMUNITIES (HCFR)         5.00       08/15/2010          406,248
       860,000   WISCONSIN STATE HEFA WHEATON HEALTHCARE SERIES B (HCFR)       5.00       08/15/2012          894,246
     7,750,000   WISCONSIN STATE HEFA WHEATON HEALTHCARE SERIES B
                 (HCFR)+/-ss                                                   4.75       08/15/2025        8,126,419

                                                                                                           47,908,704
                                                                                                       --------------
WYOMING: 0.03%
     1,000,000   LINCOLN COUNTY WY ENVIRONMENTAL CORPORATION
                 (RESOURCE RECOVERY REVENUE)+/-ss                              4.13       11/01/2025        1,033,039
                                                                                                       --------------

TOTAL MUNICIPAL BONDS & NOTES (COST $3,155,258,458)                                                     3,176,753,607
                                                                                                       --------------
SHORT-TERM INVESTMENTS: 1.53%
US TREASURY BILLS: 0.03%
     1,100,000   US TREASURY BILL###                                           0.15       09/23/2010        1,099,672
                                                                                                       --------------

    SHARES                                                                    YIELD
--------------                                                              --------
INVESTMENT COMPANIES: 1.50%
    49,734,624   WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY
                 MARKET TRUST~(u)(l)                                           0.20                        49,734,624
                                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $50,834,296)                                                            50,834,296
                                                                                                       --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $3,280,997,365)*                                             99.16%                               3,302,962,777
OTHER ASSETS AND LIABILITIES, NET                                   0.84                                   27,841,273
                                                                  ------                               --------------
TOTAL NET ASSETS                                                  100.00%                              $3,330,804,050
                                                                  ------                               --------------

                 90 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

SHORT-TERM MUNICIPAL BOND FUND

----------
+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction: rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

##   Zero coupon security. Rate represents yield to maturity.

(i)  Illiquid security (unaudited).

**   Issuers currently in default.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

(u)  Rate shown is the 7-day annualized yield at period end.

#    Security pledged as collateral for futures transactions.

(l)  Investment in an affiliate.

* Cost for federal income tax purposes is $3,281,523,535 and net unrealized appreciation consists of:

Gross unrealized appreciation   $ 38,668,732
Gross unrealized depreciation    (17,229,490)
                                ------------
Net unrealized appreciation     $ 21,439,242

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Municipal Income Funds 91


Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
MUNICIPAL BONDS & NOTES: 96.45%
ALABAMA: 4.49%
$    1,100,000   ALABAMA 21ST CENTURY AUTHORITY (TOBACCO SETTLEMENT
                 REVENUE)                                                      5.50%      12/01/2011   $    1,135,420
     2,900,000   ALABAMA HEALTH CARE AUTHORITY FOR BAPTIST HEALTH SERIES
                 A (HOSPITAL REVENUE, GO OF AUTH.)+/-ss                        6.13       11/15/2036        3,046,247
     2,500,000   ALABAMA STATE PUBLIC SCHOOL & COLLEGE AUTHORITY CAPITAL
                 IMPROVEMENT SERIES B (SALES TAX REVENUE)                      5.00       05/01/2013        2,766,600
     8,000,000   ALABAMA STATE PUBLIC SCHOOL & COLLEGE AUTHORITY SERIES
                 A (SALES TAX REVENUE)                                         5.00       05/01/2013        8,853,120
     4,705,000   ALABAMA WATER POLLUTION CONTROL AUTHORITY REVOLVING
                 FUND LOAN (OTHER REVENUE, AMBAC INSURED)                      5.75       08/15/2012        4,732,760
     8,000,000   CHATOM AL INDUSTRIAL DEVELOPMENT BOARD PCR ALABAMA
                 ELECTRIC COOPERATIVE INCORPORATED SERIES A (ELECTRIC
                 REVENUE, GUARANTEE AGREEMENT)+/-ssss                          1.23       08/01/2037        7,998,880
     4,205,000   CHATOM AL INDUSTRIAL DEVELOPMENT BOARD PCR ALABAMA
                 ELECTRIC COOPERATIVE INCORPORATED SERIES C (ELECTRIC
                 REVENUE, AMBAC INSURED)+/-ss(a)                               0.95       08/01/2016        4,018,186
     8,600,000   CHATOM AL INDUSTRIAL DEVELOPMENT BOARD PCR ELECTRIC
                 SERIES C RMKT 05/28/08 (RESOURCE RECOVERY REVENUE)+/-ss       1.05       12/01/2024        8,600,000
    50,000,000   CHATOM AL INDUSTRIAL DEVELOPMENT BOARD POWERSOUTH
                 ENERGY COOPERATIVE PROJECTS SERIES A (ELECTRIC REVENUE,
                 AMBAC INSURED)+/-ss                                           0.90       11/15/2038       49,992,500
     2,380,000   COUNTY OF JEFFERSON AL SERIES B-8 (OTHER REVENUE, FIRST
                 SECURITY BANK INSURED)                                        5.25       02/01/2012        2,312,408
     4,360,000   GULF SHORES AL MEDICAL CLINIC BOARD COLONIAL PINNACLE
                 MOB PROJECT (HCFR, REGIONS BANK LOC)+/-ss                     1.50       07/01/2034        4,360,000
    50,000,000   HOMEWOOD AL EDUCATIONAL BUILDING AUTHORITY SAMFORD
                 UNIVERISTY (COLLEGE & UNIVERSITY REVENUE, ALLIED IRISH
                 BANKS PLC LOC)+/-ss                                           2.50       12/01/2043       50,000,000
     3,550,000   HUNTSVILLE AL SOLID WASTE DISPOSAL AUTHORITY (OTHER
                 REVENUE, NATL-RE INSURED)                                     5.75       10/01/2012        3,580,175
     5,030,000   HUNTSVILLE AL SOLID WASTE DISPOSAL AUTHORITY (OTHER
                 REVENUE, NATL-RE INSURED)                                     5.50       10/01/2014        5,059,476
     2,225,000   HUNTSVILLE MADISON COUNTY AL AIRPORT AUTHORITY (AIRPORT
                 REVENUE, AGM INSURED)                                         5.00       07/01/2011        2,298,047
     4,870,000   JEFFERSON COUNTY AL YMCA PROJECT (OTHER REVENUE,
                 AMSOUTH BANK LOC)+/-ss                                        1.55       09/01/2025        4,870,000
    20,500,000   MOBILE AL EDUCATIONAL BUILDING AUTHORITY SPRING HILL
                 COLLEGE PROJECT (OTHER REVENUE, REGIONS BANK LOC)+/-ss        1.46       09/01/2037       20,500,000
       775,000   MOBILE AL INDUSTRIAL DEVELOPMENT BOARD PCR ALABAMA
                 POWER COMPANY BARRY SERIES B (POWER REVENUE)+/-ss             4.88       06/01/2034          831,343
       500,000   MOBILE AL INFIRMARY HEALTH SYSTEM SPECIAL CARE
                 FACILITIES FINANCING AUTHORITY SERIES A (HCFR)                5.00       02/01/2012          524,025
     1,000,000   MOBILE AL INFIRMARY HEALTH SYSTEM SPECIAL CARE
                 FACILITIES FINANCING AUTHORITY SERIES A (HCFR)                5.00       02/01/2013        1,064,690
       500,000   MONTGOMERY AL MEDICAL CLINIC BOARD JACKSON HOSPITAL &
                 CLINIC (HCFR)                                                 5.00       03/01/2011          508,790
     1,960,000   ORANGE BEACH AL REFUNDING(PROPERTY TAX REVENUE)               3.00       10/01/2011        2,007,354
    75,000,000   SOUTHEAST ALABAMA GAS DISTRICT ALABAMA REVENUE SUPPLY
                 PROJECT SERIES A (IDR, SOCIETE GENERALE SPA)+/-ss             1.40       08/01/2027       75,000,000
     3,205,000   TUSCALOOSA COUNTY AL BOARD OF EDUCATION SERIES B (SALES
                 TAX REVENUE, REGIONS BANK LOC)+/-ss                           1.55       02/01/2017        3,205,000
    57,900,000   UNIVERSITY OF ALABAMA AT BIRMINGHAM SERIES B (HCFR,
                 REGIONS BANK LOC)+/-ss                                        1.50       09/01/2031       57,900,000

                                                                                                          325,165,021
                                                                                                       --------------
ALASKA: 1.60%
    37,035,000   ALASKA SATE HOUSING FINANCE CORPORATION SERIES A
                 (HOUSING REVENUE, AGM GO)+/-ss                                0.44       06/01/2032       37,035,000
    74,700,000   ALASKA STATE HOUSING FINANCE CORPORATION SERIES A
                 (HOUSING REVENUE)+/-ss                                        0.34       12/01/2041       74,700,000
     2,000,000   ALASKA STATE INTERNATIONAL AIRPORT SYSTEMS SERIES A
                 (AIRPORT REVENUE, AMBAC INSURED)                              5.13       10/01/2010        2,017,240
     1,000,000   ALASKA STATE INTERNATIONAL AIRPORT SYSTEMS SERIES A
                 (AIRPORT REVENUE, NATL-RE INSURED)                            5.00       10/01/2010        1,009,640
     1,000,000   ALASKA STUDENT LOAN CORPORATION SERIES A-3 (STUDENT
                 LOAN REVENUE)                                                 5.00       06/01/2011        1,034,770

                                                                                                          115,796,650
                                                                                                       --------------

                 92 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
ARIZONA: 2.89%
$    5,565,000   ARIZONA HEALTH FACILITIES AUTHORITY FLOATS MT-383
                 (HCFR)+/-ss                                                   0.56%      02/01/2042   $    5,565,000
     9,000,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CATHOLIC
                 HEALTHCARE WEST SERIES E (HCFR)+/-ss                          5.00       07/01/2029        9,458,910
    64,410,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX
                 CHILDREN'S HOSPITAL SERIES A (HCFR)+/-ss                      1.31       02/01/2042       56,680,800
    43,300,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX
                 CHILDREN'S HOSPITAL SERIES B (HCFR)+/-ss                      1.16       02/01/2042       38,374,625
     3,195,000   ARIZONA SCHOOL FACILITIES BOARD STATE SCHOOL TRUST
                 SERIES A (OTHER REVENUE, AMBAC INSURED)                       5.25       07/01/2012        3,380,725
     2,275,000   ARIZONA SCHOOL FACILITIES BOARD STATE SCHOOL TRUST
                 SERIES A (OTHER REVENUE, AMBCA INSURED)                       5.25       07/01/2011        2,346,435
     1,500,000   CHANDLER AZ IDA INTEL CORPORATION PROJECT (IDR)+/-ss          4.38       12/01/2035        1,523,025
     7,400,000   COCHISE COUNTY AZ POLLUTION CONTROL CORPORATION
                 ARIZONA ELECTRIC POWER COOPERATIVE INCORPORATED PROJECT
                 (OTHER REVENUE, GUARANTEE AGREEMENT)+/-ss                     1.48       09/01/2024        7,397,632
     4,210,000   MARICOPA COUNTY AZ IDA CATHOLIC HEALTH CARE WEST
                 SERIES A (HCFR, NATL-RE INSURED)                              5.75       07/01/2011        4,224,146
     5,400,000   MARICOPA COUNTY AZ IDA CATHOLIC HEALTH CARE WEST
                 SERIES B (HCFR)+/-ss                                          5.00       07/01/2025        5,661,252
     2,000,000   MARICOPA COUNTY AZ IDA SOLID WASTE DISPOSAL WASTE
                 MANAGEMENT INCOME PROJECT (SOLID WASTE REVENUE)+/-ss          7.00       12/01/2031        2,026,580
     5,000,000   MOHAVE COUNTY AZ IDA MOHAVE PRISON LLC EXPANSION
                 PROJECT (OTHER REVENUE)                                       6.75       05/01/2012        5,281,850
     2,250,000   NAVAJO COUNTY AZ PCR SERIES A (IDR)+/-ss                      5.00       06/01/2034        2,320,088
    34,825,000   SCOTTSDALE AZ IDA SCOTTSDALE HEALTH CARE SERIES F
                 (HCFR, FIRST SECURITY BANK INSURED)+/-ss(m)                   1.02       09/01/2045       34,825,000
    30,350,000   SCOTTSDALE AZ IDA SCOTTSDALE HEALTH CARE SERIES G
                 (HOSPITAL REVENUE)+/-ss                                       1.46       05/01/2041       30,350,000

                                                                                                          209,416,068
                                                                                                       --------------
ARKANSAS: 0.03%
       250,000   LITTLE ROCK AK HEALTH FACILITIES BOARD BAPTIST HEALTH
                 BRIDGE PROJECT (HCFR)                                         5.00       09/01/2010          251,525
     1,260,000   NORTH LITTLE ROCK AK HEALTH FACILITIES BOARD BAPTIST
                 HEALTH SERIES B (HCFR)                                        5.00       12/01/2010        1,278,799
       525,000   SPRINGDALE AK (SALES TAX REVENUE, AGM INSURED)                4.00       07/01/2027          511,597

                                                                                                            2,041,921
                                                                                                       --------------
CALIFORNIA: 12.31%
     2,300,000   ABAG FINANCE AUTHORITY FOR NONPROFIT COPORATIONS
                 URBAN SCHOOL SAN FRANCISCO
                 (OTHER REVENUE, ALLIED IRISH BANKS PLC LOC)+/-ss              3.50       08/01/2034        2,300,000
    14,320,000   ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS
                 KATHERINE DELMAR BRUKE SCHOOL (PRIVATE SCHOOL REVENUE,
                 ALLIED IRISH BANKS PLC LOC)+/-ss                              3.60       10/01/2037       14,320,000
     6,300,000   AUSTIN TRUST SERIES 2008-1182 (HOUSING REVENUE, BANK
                 OF AMERICA LOC)+/-ss                                          3.00       02/01/2042        6,300,000
    13,890,000   CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
                 UNIVERSITY OF SAN FRANCISCO (COLLEGE & UNIVERSITY
                 REVENUE, ALLIED IRISH BANKS PLC LOC)+/-ss                     2.80       05/01/2033       13,890,000
    35,000,000   CALIFORNIA GOLDEN EMPIRE SCHOOLS FINANCING AUTHORITY
                 KERN HIGH SCHOOL DISTRICT PROJECTS REFUNDING
                 (LEASE REVENUE)                                               4.00       05/01/2012       36,190,700
     3,480,000   CALIFORNIA HFA HOME MORTGAGE SERIES E (HOUSING
                 REVENUE, FGIC INSURED)                                        5.00       02/01/2014        3,566,060
       100,000   CALIFORNIA HFA HOME MORTGAGE SERIES F (HOUSING
                 REVENUE, NATL-RE INSURED)                                     4.70       08/01/2016          100,383
    24,700,000   CALIFORNIA HFA PUTTERS SERIES 2878 (HOUSING
                 REVENUE)+/-ss                                                 0.76       02/01/2015       24,700,000
     3,760,000   CALIFORNIA HFFA CALIFORNIA PRESBYTERIAN HOMES
                 (HCFR)+/-ss                                                   2.40       07/01/2034        3,760,000
     3,000,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES G
                 (HCFR)+/-ss                                                   5.00       07/01/2028        3,176,610
     1,630,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES H
                 UNREFUNDED BALANCE (HCFR)+/-ss                                4.45       07/01/2026        1,675,868
     2,000,000   CALIFORNIA HFFA CEDARS-SINAI MEDICAL CENTER (HCFR)            5.00       08/15/2011        2,078,460
     7,100,000   CALIFORNIA HFFA SAN DIEGO HOSPITAL SERIES A (HCFR,
                 NATL-RE INSURED)+/-ss(a)(m)(n)                                0.52       07/15/2018        6,530,408
     8,835,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
                 FLOATERS PT 3689 (TOLL ROAD REVENUE, AMBAC INSURED)+/-ss      0.49       07/01/2036        8,835,000
     9,200,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
                 FLOATERS PT 3701 (TOLL ROAD REVENUE, AMBAC INSURED)+/-ss      0.56       07/01/2036        9,200,000
    45,570,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
                 ORANGE COUNTY PERFORMING SERIES C (RECREATIONAL
                 FACILITIES REVENUE, ALLIED IRISH BANK PLC LOC)+/-ss           2.40       07/01/2034       45,570,000
     1,625,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
                 PACIFIC GAS & ELECTRIC COMPANY SERIES G PUTABLE (NATURAL
                 GAS REVENUE)+/-ss                                             3.75       12/01/2018        1,632,166

                 Wells Fargo Advantage Municipal Income Funds 93


Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
CALIFORNIA (continued)
$   13,000,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
                 PACIFIC GAS & ELECTRIC SERIES E (NATURAL GAS
                 REVENUE)+/-ss                                                 2.25%      11/01/2026   $   13,019,630
    22,500,000   CALIFORNIA MUNICIPAL FINANCE AUTHORITY SOLID WASTE
                 REPUBLIC SERVICES (RESOURCE RECOVERY REVENUE)+/-ss            1.00       09/01/2021       22,500,000
     7,445,000   CALIFORNIA MUNICIPAL FINANCE AUTHORITY WASTE
                 MANAGEMENT INCORPORATED PROJECT SERIES A
                 (RESOURCE RECOVERY REVENUE)+/-ss                              1.00       02/01/2019        7,442,767
     6,000,000   CALIFORNIA PCFA WASTE MANAGEMENT INCORPORATED PROJECT
                 SERIES A (RESOURCE RECOVERY REVENUE)+/-ss                     5.00       11/01/2038        6,342,480
     2,500,000   CALIFORNIA PCFA WASTE MANAGEMENT INCORPORATED PROJECT
                 SERIES A 1 (RESOURCE RECOVERY REVENUE)+/-ss                   4.70       04/01/2025        2,580,500
     6,000,000   CALIFORNIA PCFA WASTE MANAGEMENT INCORPORATED PROJECT
                 SERIES C (IDR)+/-ss                                           6.75       12/01/2027        6,108,300
    64,720,000   CALIFORNIA STATE DWR POWER SUPPLY SUBSERIES G-5
                 (WATER REVENUE, AGM INSURED)+/-ss                             0.33       05/01/2016       64,720,000
    18,795,000   CALIFORNIA STATE FLOATERS DCL-049 (GENERAL FUND
                 REVENUE, FSA INSURED, DEXIA CREDIT LOCAL LOC)+/-ss            0.56       08/01/2032       18,795,000
     4,910,000   CALIFORNIA STATE FLOATERS PT-2266 (GENERAL FUND
                 REVENUE, AMBAC INSURED)+/-ss                                  0.56       04/01/2017        4,910,000
     5,285,000   CALIFORNIA STATE FLOATERS PT-2272 (GENERAL FUND
                 REVENUE, FSA CR INSURED)+/-ss                                 0.56       02/01/2015        5,285,000
     4,395,000   CALIFORNIA STATE FLOATERS PT-2831 (GENERAL FUND
                 REVENUE, AMBAC INSURED)+/-ss                                  0.56       02/01/2028        4,395,000
     9,220,000   CALIFORNIA STATE VETERANS (GENERAL OBLIGATION)                4.15       12/01/2012        9,727,469
    46,400,000   CALIFORNIA STATEWIDE CDA (HCFR)+/-ss                          0.46       07/01/2012       46,400,000
       500,000   CALIFORNIA STATEWIDE CDA DISPOSAL REPUBLIC SERVICES
                 SERIES A (RESOURCE RECOVERY REVENUE)                          4.95       12/01/2012          523,530
     1,000,000   CALIFORNIA STATEWIDE CDA HACIENDA HILLS SERIES (MFHR,
                 FREDDIE MAC INSURED)                                          1.88       12/01/2012        1,000,320
     8,700,000   CALIFORNIA STATEWIDE CDA HEALTH FACILITIES CATHOLIC
                 SERIES E (HCFR, AGM INSURED)+/-ss                             0.92       07/01/2040        8,700,000
    60,795,000   CALIFORNIA STATEWIDE CDA RADY CHILDRENS HOSPITAL
                 SERIES A (HOSPITAL REVENUE, WELLS FARGO BANK)+/-ss            1.90       08/15/2047       60,795,000
    15,070,000   CALIFORNIA TRANSPORTATION FINANCING AUTHORITY
                 (TRANSIT REVENUE, AGM INSURED)+/-ss                           0.25       10/01/2027       15,070,000
    13,235,000   ELSINORE VALLEY CA MUNICIPAL WATER DISTRICT COP
                 SERIES B (WATER & SEWER REVENUE, ALLIED IRISH BANK PLC
                 LOC)+/-ss                                                     3.00       07/01/2035       13,235,000
    12,000,000   FONTANA CA USD BOND ANTICIPATION NOTES (PROPERTY TAX
                 REVENUE)                                                      4.00       12/01/2012       12,584,280
     9,440,000   FREMONT CA COP REFINANCING & CAPITAL PROJECTS REFUNDING
                 (LEASE REVENUE, ALLIED IRISH BANKS PLC LOC)+/-ss              3.53       08/01/2038        9,440,000
    28,040,000   IRWINDALE CA CDA FLOATERS PT-3542 (TAX ALLOCATION
                 REVENUE, FSA INSURED)+/-ss                                    0.56       07/15/2026       28,040,000
     8,535,000   JPMORGAN CHASE PUTTERS/DRIVERS TRUST SERIES 3137
                 (HOUSING REVENUE)+/-ss                                        0.76       02/01/2015        8,535,000
     2,160,000   JPMORGAN CHASE PUTTERS/DRIVERS TRUST SERIES 3138
                 (HCFR)+/-ss                                                   0.31       11/15/2014        2,160,000
     4,995,000   JPMORGAN CHASE PUTTERS/DRIVERS TRUST SERIES 3177
                 (HOUSING REVENUE)+/-ss                                        0.76       02/01/2015        4,995,000
    35,750,000   LIVERMORE CA COP CAPITAL PROJECTS (LEASE REVENUE,
                 ALLIED IRISH BANK PLC LOC)+/-ss                               3.53       10/01/2030       35,750,000
     2,340,000   LONG BEACH CA BOND FINANCE AUTHORITY SERIES A
                 (NATURAL GAS REVENUE)                                         5.00       11/15/2014        2,474,831
     6,305,000   LONG BEACH CA BOND FINANCE AUTHORITY SERIES A
                 (NAUTRAL GAS REVENUE)                                         5.00       11/15/2013        6,716,086
    44,300,000   LONG BEACH CA COMMUNITY COLLEGE DISTRICT BOND
                 ANTICIPATION NOTES SERIES A
                 (UNIVERSITY & COLLEGE REVENUE)                                9.85       01/15/2013       53,157,894
     1,475,000   LONG BEACH CA HARBOR FLOATS-PT-3876 (OTHER REVENUE)+/-ss      0.63       05/15/2014        1,475,000
       455,000   LONG BEACH CA SERIES B (AIRPORT REVENUE)                      3.00       06/01/2011          459,682
    10,000,000   LOS ANGELES COUNTY SCHOOLS POOLED FINANCING PROGRAM
                 COP SERIES E-2
                 (OTHER REVENUE, GO OF PARTICIPANTS)                           2.00       03/31/2011       10,063,000
     5,500,000   NEWPORT BEACH CA HOAG MEMORIAL PRESBYTERIAN HOSPITAL
                 SERIES C (HCFR)+/-ss                                          4.00       12/01/2038        5,595,040
    10,000,000   NORTHERN CA GAS AUTHORITY # 1 LIBOR (UTILITIES
                 REVENUE)+/-ss                                                 0.65       07/01/2013        9,412,500
     5,225,000   NORTHERN CA GAS AUTHORITY # 1 LIBOR (UTILITIES
                 REVENUE)+/-ss                                                 0.80       07/01/2017        4,251,844
     2,750,000   ORANGE COUNTY CA LOCAL TRANSPORTATION AUTHORITY
                 LINKED SAVERS & RIBS
                 (SALES TAX REVENUE)                                           6.20       02/14/2011        2,807,365
    31,325,000   PALOMAR POMERADO HEALTH CARE DISTRICT COP SERIES A
                 (HCFR, AGM INSURED)+/-ss(a)                                   1.05       11/01/2036       31,325,000
    24,250,000   PALOMAR POMERADO HEALTH CARE DISTRICT COP SERIES B
                 (HCFR, AGM INSURED)+/-ss                                      0.98       11/01/2036       24,250,000
    11,125,000   PALOMAR POMERADO HEALTH CARE DISTRICT COP SERIES C
                 (HCFR, AGM INSURED)+/-ss(a)                                   1.05       11/01/2036       11,125,000
     1,225,000   PORT OF OAKLAND CA SERIES K UNREFUNDED (MARINA
                 REVENUE, NATL-RE FGIC INSURED)                                5.50       11/01/2010        1,229,312
     8,240,000   PORT OF OAKLAND CA SERIES K UNREFUNDED (MARINA
                 REVENUE, NATL-RE FGIC INSURED)                                5.75       11/01/2013        8,262,001
     2,590,000   POWAY CA COMMUNITY FACILITIES DISTRICT # 88-1 PARKWAY
                 BUSINESS
                 (SPECIAL ASSESSMENT TAX REVENUE)                              3.00       08/15/2011        2,607,042

                94 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
CALIFORNIA (continued)
$    2,980,000   POWAY CA COMMUNITY FACILITIES DISTRICT # 88-1
                 PARKWAY BUSINESS
                 (SPECIAL ASSESSMENT TAX)                                      3.25%      08/15/2012   $    3,012,035
     8,915,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS 4011
                 (SEWER REVENUE, FGIC INSURED)+/-ss                            0.56       12/01/2023        8,915,000
     9,635,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS 4043
                 (TAX REVENUE, FSA GO OF DISTRICT INSURED)+/-ss                0.56       10/15/2023        9,635,000
     9,825,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS 4166
                 (PROPERTY TAX REVENUE,
                 DEXIA CREDIT LOCAL LOC)+/-ss                                  0.56       03/01/2016        9,825,000
    27,610,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS 4211
                 (PROPERTY TAX REVENUE,)+/-ss                                  0.56       02/01/2025       27,610,000
    10,640,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS 4369
                 (FSA INSURED)+/-ss                                            0.56       08/01/2032       10,640,000
     1,215,000   ROSEVILLE CA NATURAL GAS FINANCE AUTHORITY (NATURAL
                 GAS REVENUE)                                                  5.00       02/15/2012        1,267,889
       510,000   SACRAMENTO CA MUD PREREFUNDED SERIES A (ELECTRIC
                 REVENUE, NATL-RE INSURED)                                     6.25       08/15/2010          513,733
    12,325,000   SACRAMENTO CA SUBURBAN WATER DISTRICT COP SERIES A2
                 (LEASE REVENUE,
                 ALLIED IRISH BANK PLC LOC)+/-ss                               2.00       11/01/2028       12,325,000
     8,665,000   SACRAMENTO COUNTY CA SFMR FLOATERS 2327 (GOVERNMENT
                 SECURITIES REVENUE,
                 FNMA/GNMA INSURED)+/-ss                                       0.63       10/01/2023        8,665,000
     1,000,000   SAN DIEGO CA PFFA BALLPARK SERIES A (LEASE REVENUE,
                 AMBAC INSURED)                                                5.00       02/15/2012        1,055,350
     4,110,000   SAN DIEGO CA PFFA BALLPARK SERIES A (LEASE REVENUE,
                 AMBAC INSURED)                                                5.00       02/15/2013        4,407,852
     5,045,000   TUSTIN CA COMMUNITY REDEVELOPMENT AGENCY (OTHER
                 REVENUE)+/-ss                                                 0.46       07/01/2010        5,045,000
     1,730,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT 2004
                 ELECTION SERIES A
                 (PROPERTY TAX REVENUE)                                        6.00       08/01/2012        1,901,806
       315,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT SERIES A
                 (HCFR)                                                        4.50       07/01/2011          324,085
       285,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT SERIES A
                 (HCFR)                                                        4.50       07/01/2012          299,666
       290,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT SERIES A
                 (HCFR)                                                        4.50       07/01/2013          307,542
       305,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT SERIES A
                 (HCFR)                                                        5.00       07/01/2014          330,965
    2,135,000    WEST BASIN CA MUD COP SERIES A 1 (WATER REVENUE)+/-ss         0.28       08/01/2027        2,135,000
    1,500,000    WILLIAM S. HART CA USD BOND ANTICIPATION NOTES
                 (PROPERTY  TAX REVENUE)                                       3.00       12/01/2011        1,512,705
    1,000,000    WILLIAM S. HART CA USD BOND ANTICIPATION NOTES
                 (PROPERTY TAX REVENUE)                                        4.00       12/01/2011        1,022,340
                 WILLIAM S. HART CA USD BOND ANTICIPATION NOTES
     8,550,000   (PROPERTY TAX REVENUE)                                        5.00       12/01/2011        8,859,596

                                                                                                          891,702,092
                                                                                                       --------------
COLORADO: 1.89%
        64,180   ARAPAHOE COUNTY CO IDK PARTNERS I TRUST SERIES A
                 CLASS A (SFMR, GNMA COLLATERAL)                               5.25       11/01/2019           64,772
     9,640,000   ARKANSAS RIVER POWER AUTHORITY CO FLOATERS PT-3550
                 (UTILITIES REVENUE,
                 XLCA INSURED)+/-ss                                            0.56       10/01/2026        9,640,000
     6,000,000   COLORADO ECFA NORTHWESTERN COLLEGE SERIES A (COLLEGE
                 & UNIVERSITY REVENUE,
                 MARSHALL & ILSLEY LOC)+/-ss                                   1.50       08/01/2038        6,000,000
     2,495,000   COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH
                 SERIES C-6 (HCFR)+/-ss                                        3.95       09/01/2036        2,523,643
       500,000   COLORADO HEALTH FACILITIES AUTHORITY COVENANT
                 RETIREMENT COMMUNITIES
                 INCORPORATED (HCFR)                                           5.00       12/01/2010          504,915
     1,000,000   COLORADO HEALTH FACILITIES AUTHORITY COVENANT
                 RETIREMENT COMMUNITIES
                 INCORPORATED (HCFR)                                           5.00       12/01/2011        1,031,190
     1,555,000   COLORADO HEALTH FACILITIES AUTHORITY LONGMONT UNITED
                 HOSPITAL SERIES B
                 (HCFR, RADIAN INSURED)                                        5.25       12/01/2011        1,607,777
    14,675,000   COLORADO SPRINGS CO SUB LIEN IMPROVEMENTS SERIES A
                 (UTILITY REVENUE)+/-ss                                        0.33       11/01/2025       14,675,000
    10,750,000   DENVER CO CITY & COUNTY (AIRPORT REVENUE, NATL-RE
                 INSURED)+/-ss                                                 0.63       11/15/2012       10,750,000
     1,370,000   DENVER CO CITY & COUNTY RENTAL CAR PROJECT SERIES A
                 (OTHER REVENUE,
                 NATL-RE INSURED)                                              6.00       01/01/2011        1,382,316
    10,000,000   DENVER CO CITY & COUNTY SERIES A (AIRPORT REVENUE,
                 AMBAC INSURED)                                                6.00       11/15/2013       10,147,200
     2,950,000   DENVER CO CITY & COUNTY SUBSERIES F2 (AIRPORT
                 REVENUE, ASSURED GUARANTY)+/-ss                               0.75       11/15/2025        2,950,000
     2,650,000   DENVER CO CITY & COUNTY SUBSERIES F3 (AIRPORT
                 REVENUE, ASSURED GUARANTEE)+/-ss                              0.80       11/15/2025        2,650,000
     2,225,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES A (TOLL
                 ROAD REVENUE, NATL-RE INSURED)                                5.00       09/01/2010        2,242,533
     1,500,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES A2 (TOLL
                 ROAD REVENUE, NATL-RE INSURED)+/-ss                           5.00       09/01/2039        1,545,600
    10,000,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES B (TOLL
                 ROAD REVENUE, NATL-RE INSURED)##                              3.21       09/01/2011        9,631,100

                Wells Fargo Advantage Municipal Income Funds 95


Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
COLORADO (continued)
$    1,000,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES B1 (TOLL
                 ROAD REVENUE, NATL -RE INSURED)                               4.00%      09/01/2010   $    1,003,130
     6,715,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES B2 (TOLL
                 ROAD REVENUE, NATL-RE INSURED)+/-ss                           5.00       09/01/2039        6,919,136
     1,535,000   FITZSIMONS CO RDA COLORADO UNIVERSITY PHYSICIANS
                 INCORPORATED (COLLEGE &
                 UNIVERSITY REVENUE, ALLIED IRISH BANK PLC LOC)+/-ss           3.25       01/01/2025        1,535,000
    50,000,000   UNIVERSITY OF COLORADO HOSPITAL AUTHORITY SERIES B
                 (COLLEGE & UNIVERSITY REVENUE)+/-ss                           1.06       11/15/2035       50,000,000

                                                                                                          136,803,312
                                                                                                       --------------
CONNECTICUT: 0.35%
    12,250,000   CAPITAL CITY CT EDFA SERIES B (AUTO PARKING
                 REVENUE)+/-ss                                                 0.36       06/15/2034       12,250,000
     9,800,000   CONNECTICUT STATE DEVELOPMENT AUTHORITY CONNECTICUT
                 LIGHT & POWER SERIES A (PCR)+/-ss                             1.40       05/01/2031        9,797,746
     2,390,000   CONNECTICUT STATE HEFA VETERAN MEMORIAL MEDICAL
                 CENTER SERIES A
                 (HCFR, NATL-RE INSURED)                                       5.25       07/01/2010        2,390,215
     1,000,000   CONNECTICUT STATE SPECIAL OBLIGATION BRADLEY
                 INTERNATIONAL AIRPORT SERIES A
                 (LEASE REVENUE, ACA INSURED)                                  6.13       07/01/2010        1,000,010

                                                                                                           25,437,971
                                                                                                       --------------
DELAWARE: 0.62%
    44,910,000   DELAWARE PUTTABLE FLOATING OPTION TAX-EXEMPT
                 RECEIPTS (OTHER REVENUE)+/-ss                                 0.63       07/01/2047       44,910,000
                                                                                                       --------------
DISTRICT OF COLUMBIA: 1.32%
    12,000,000   DISTRICT OF COLUMBIA AMERICAN COLLEGE CARDIOLOGY
                 (COLLEGE & UNIVERSITY REVENUE, SUNTRUST BANK NA
                 LOC)+/-ss                                                     0.43       06/01/2040       12,000,000
     6,000,000   DISTRICT OF COLUMBIA BOND ANTICIPATION NOTES PILOT
                 ARTHUR (OTHER REVENUE)                                        4.00       12/01/2012        6,264,300
     5,545,000   DISTRICT OF COLUMBIA CARNEGIE ENDOWMENT FOR
                 INTERNATIONAL PEACE
                 (OTHER REVENUE, ALLIED IRISH BANK PLC LOC)+/-ss               2.50       11/01/2045        5,545,000
     1,000,000   DISTRICT OF COLUMBIA CHILDREN'S HOSPITAL SERIES A
                 (HCFR, FGIC INSURED)                                          6.25       07/15/2010        1,000,480
     8,000,000   DISTRICT OF COLUMBIA GEORGETOWN DAY SCHOOL ISSUES
                 (PRIVATE SCHOOLS REVENUE, SUNTRUST BANK LOC)+/-ss             0.43       07/01/2040        8,000,000
     6,750,000   DISTRICT OF COLUMBIA INCOME TAX SERIES C (TAX
                 REVENUE)+/-ss                                                 0.49       12/01/2011        6,733,125
     6,010,000   DISTRICT OF COLUMBIA INTERNATIONAL ECONOMICS ISSUE
                 (OTHER REVENUE, SUNTRUST BANK NA LOC)+/-ss                    0.49       06/01/2025        6,010,000
    28,200,000   DISTRICT OF COLUMBIA POPULATION SERVICES
                 INTERNATIONAL (OTHER REVENUE, SUNTRUST BANK NA LOC)+/-ss      0.43       11/01/2042       28,200,000
    22,000,000   DISTRICT OF COLUMBIA SIDWELL FRIENDS SCHOOL (COLLEGE
                 & UNIVERSITY REVENUE, SUNTRUST BANK LOC)+/-ss                 0.43       04/01/2035       22,000,000

                                                                                                           95,752,905
                                                                                                       --------------
FLORIDA: 8.51%
       500,000   ALACHUA COUNTY FL HEALTH FACILITIES AUTHORITY SHANDS
                 HEALTHCARE SERIES B
                 (HEALTHCARE REVENUE)                                          3.00       12/01/2012          508,610
     4,340,000   ALACHUA COUNTY FL HEALTH FACILITIES AUTHORITY SHANDS
                 HEALTHCARE SERIES B
                 (HEALTHCARE REVENUE)                                          5.00       12/01/2013        4,664,589
    10,700,000   ALACHUA COUNTY FL HEALTH FACILITIES AUTHORITY SHANDS
                 HOSPITAL AT THE UNIVERSITY
                 OF FLORIDA (HCFR, NATL-RE INSURED)                            6.00       12/01/2011       10,754,998
     2,000,000   ARCADIA FL HOUSING AUTHORITY ARCADIA OAKS
                 ASSOCIATION LIMITED PROJECT (MFHR)                            4.25       01/01/2012        2,000,620
     1,525,000   BROWARD COUNTY FL PASSENGER FINANCIAL CONVENTION
                 LIEN SERIES H-1
                 (AIRPORT REVENUE, AMBAC INSURED)                              5.25       10/01/2011        1,537,444
     3,100,000   BROWARD COUNTY FL SERIES C (AIRPORT REVENUE, NATL-RE
                 INSURED)                                                      5.38       09/01/2011        3,109,579
     5,665,000   BROWARD COUNTY FL SERIES C (AIRPORT REVENUE, NATL-RE
                 INSURED)                                                      5.38       09/01/2012        5,679,219
     4,700,000   BROWARD COUNTY FL SERIES E (AIRPORT REVENUE, NATL-RE
                 INSURED)                                                      5.25       10/01/2011        4,738,352
     1,300,000   BROWARD COUNTY FL SERIES E (AIRPORT REVENUE, NATL-RE
                 INSURED)                                                      5.25       10/01/2012        1,309,958
    21,755,000   CAPE CORAL FL BOND ANTICIPATION NOTES (WATER REVENUE)         6.00       10/01/2011       22,119,831
     2,180,000   CITRUS COUNTY FL COP SERIES B (OTHER REVENUE,
                 ASSURED GUARANTEE)                                            4.00       04/01/2012        2,272,933
    10,500,000   ESCAMBIA COUNTY FL SOLID WASTE DISPOSAL SYSTEM GULF
                 POWER COMPANY PROJECT FIRST SERIES (POWER REVENUE)+/-ss       2.00       04/01/2039       10,548,405

                96 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
FLORIDA (continued)
$    1,645,000   FLORIDA DEVELOPMENT FINANCE CORPORATION ENTERPRISE
                 BOND CENTRAL FLORIDA SERIES A1 (IDR, SUNTRUST BANK
                 LOC)+/-ss                                                     0.63%      06/01/2023   $    1,645,000
       500,000   FLORIDA GULF COAST UNIVERSITY FINANCING CORPORATION
                 (COLLEGE & UNIVERSITY REVENUE, NATL-RE INSURED)               4.50       08/01/2010          501,465
     4,020,000   FLORIDA HOUSING FINANCE CORPORATION BRIARWOOD
                 APARTMENTS SERIES E (MFMR)                                    4.00       10/01/2010        4,033,708
     1,610,000   FLORIDA RURAL UTILITY FINANCING COMMISSION PUBLIC
                 CONSTRUCTION PROJECTS
                 (OTHER REVENUE)                                               3.25       11/01/2011        1,616,166
     1,660,000   FLORIDA RURAL UTILITY FINANCING COMMISSION PUBLIC
                 CONSTRUCTION PROJECTS
                 (OTHER REVENUE)                                               3.50       11/01/2011        1,666,989
     2,020,000   FLORIDA RURAL UTILITY FINANCING COMMISSION PUBLIC
                 CONSTRUCTION PROJECTS
                 (OTHER REVENUE)                                               4.00       11/01/2011        2,032,787
     3,095,000   FLORIDA STATE BOARD OF EDUCATION SERIES A (OTHER
                 REVENUE)                                                      5.00       07/01/2012        3,344,364
     5,000,000   FLORIDA STATE BOARD OF EDUCATION SERIES C (OTHER
                 REVENUE, NATL-RE FGIC INSURED)                                5.00       07/01/2012        5,015,200
     5,350,000   FLORIDA STATE BOARD OF EDUCATION SERIES C (OTHER
                 REVENUE)                                                      3.00       07/01/2012        5,570,313
     1,215,000   FLORIDA STATE BOARD OF EDUCATION SERIES C (OTHER
                 REVENUE)                                                      5.00       07/01/2012        1,313,148
     2,335,000   FLORIDA STATE DEPARTMENT OF CORRECTIONS COP
                 IKEECHOBEE CORRECTIONAL
                 (LEASE REVENUE AMBAC INSURED)                                 5.00       03/01/2011        2,390,643
     7,940,000   GREATER ORLANDO AVIATION AUTHORITY ORLANDO FL
                 AIRPORT FACILITIES SERIES B
                 (AIRPORT REVNUE)                                              3.00       10/01/2011        8,127,940
    12,270,000   GULF BREEZE FL LOCAL GOVERNMENT LOAN SERIES FG & H
                 (OTHER REVENUE)+/-ss                                          5.00       12/01/2020       12,385,583
     1,330,000   GULF BREEZE FL MIAMI BEACH LOCAL GOVERNMENT SERIES E
                 (OTHER REVENUE, FGIC INSURED)+/-ss                            5.00       12/01/2020        1,348,447
     2,805,000   HIGHLANDS COUNTY FL HFA ADVENTIST HEALTH SUNBELT
                 SERIES E (HCFR)                                               3.00       11/15/2011        2,867,804
     1,395,000   HIGHLANDS COUNTY FL HFA ADVENTIST HEALTH SUNBELT
                 SERIES E (HCFR)                                               4.50       11/15/2012        1,484,168
     1,850,000   HILLSBOROUGH COUNTY FL AVIATION AUTHORITY TAMPA
                 INTERNATIONAL AIRPORT SERIES A (AIRPORT REVENUE, AMBAC
                 INSURED)                                                      5.25       10/01/2012        1,990,230
       825,000   HILLSBOROUGH COUNTY FL IDA HEALTH FACILITIES
                 UNIVERSITY COMMUNITY HOSPITAL SERIES A (HCFR)                 4.00       08/15/2010          826,056
     1,550,000   HILLSBOROUGH COUNTY FL IDA UNIVERSITY COMMUNITY
                 HOSPITAL (HCFR, NATL-RE INSURED)                              5.75       08/15/2010        1,553,550
     2,045,000   HILLSBOROUGH COUNTY FL SCHOOL BOARD COP MASTER LEASE
                 PROGRAM SERIES A
                 (LEASE REVENUE, NATL-RE INSURED)                              5.50       07/01/2012        2,199,479
     1,200,000   JACKSONVILLE FL (SALES TAX REVENUE, AMBAC INSURED)            5.50       10/01/2014        1,261,860
     3,400,000   JACKSONVILLE FL HEALTH FACILITIES AUTHORITY SERIES A
                 (HEALTH FACILITIES FINANCING
                 AUTHORITY REVENUE, BANK OF AMERICA NA LOC)+/-ss               0.15       08/15/2033        3,400,000
    28,200,000   JACKSONVILLE FL SERIES CAPITAL PROJECT REVENUE B
                 (WATER REVENUE,
                 SUNTRUST BANK LOC)+/-ss                                       0.49       10/01/2034       28,200,000
     2,990,000   KEY WEST FL UTILITY BOARD (UTILITIES REVENUE, AMBAC
                 INSURED)                                                      6.00       10/01/2011        3,166,111
     1,500,000   LAKE SHORE FL LAKESHORE HOSPITAL PROJECT (HCFR,
                 SUNTRUST BANK LOC)+/-ss                                       0.49       02/01/2021        1,500,000
     8,420,000   LAKELAND FL ELECTRIC & WATER REFUNDING SERIES A
                 (ELECTRIC REVENUE, NATL-RE INSURED)##                         1.69       10/01/2011        8,242,254
    35,000,000   LAKELAND FL ENERGY SYSTEM REVENUE (ELECTRIC
                 REVENUE)+/-ss                                                 1.06       10/01/2012       35,131,250
    10,975,000   LAKELAND FL ENERGY SYSTEM REVENUE (ELECTRIC
                 REVENUE)+/-ss                                                 1.41       10/01/2014       11,000,438
       500,000   LEE COUNTY FL REFUNDING SERIES A (AIRPORT REVENUE,
                 AGM INSURED)                                                  5.00       10/01/2012          529,060
     4,140,000   LEE COUNTY FL REFUNDING SERIES A (AIRPORT REVENUE,
                 AGM INSURED)                                                  5.00       10/01/2013        4,430,835
     5,850,000   LEE COUNTY FL SOLID WASTE SYSTEM REVENUE (OTHER
                 REVENUE, NATL-RE INSURED)                                     5.50       10/01/2011        6,087,393
     1,000,000   LEE COUNTY FL SOLID WASTE SYSTEM SERIES R (RESOURCE
                 RECOVERY REVENUE)                                             5.00       10/01/2011        1,031,300
    16,795,000   LEESBURG FL LEESBURG REGIONAL SERIES A (HCFR,
                 REGIONS BANK LOC)+/-ss                                        1.50       07/01/2031       16,795,000
       980,000   MARION COUNTY FL IDA WASTE 2 WATER INCORPORATED
                 PROJECT
                 (IDR, SUNTRUST BANK LOC)+/-ss                                 0.72       10/01/2026          980,000
     2,000,000   MIAMI DADE COUNTY FL AVIATION REVENUE SERIES C
                 (AIRPORT REVENUE,
                 NATL-RE INSURED)                                              5.25       10/01/2010        2,016,680
     6,250,000   MIAMI DADE COUNTY FL HEALTH FACILITIES AUTHORITY
                 MIAMI CHILDREN'S SERIES A
                 (HCFR, NATL-RE INSURED)+/-ss                                  4.13       08/01/2046        6,397,688
       745,000   MIAMI DADE COUNTY FL HFA SIESTA POINTE APARTMENTS
                 SERIES A (MFHR)                                               5.50       09/01/2012          746,401
   19,075,000    MIAMI DADE COUNTY FL IDA DOLPHINS STADIUM PROJECT
                 SERIES A
                 (OTHER REVENUE)+/-ss                                          3.21       07/01/2032       19,075,000
   19,075,000    MIAMI DADE COUNTY FL IDA DOLPHINS STADIUM PROJECT
                 SERIES B
                 (OTHER REVENUE)+/-ss                                          3.21       07/01/2032       19,075,000

                 Wells Fargo Advantage Municipal Income Funds 97


Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
FLORIDA (continued)
$    5,730,000   MIAMI DADE COUNTY FL IDA GOODWILL INDUSTRIES
                 SOUTH FLORIDA PROJECT (IDR, SUNTRUST BANK LOC)+/-ss           0.43%       05/01/2028   $    5,730,000
     2,800,000   MIAMI DADE COUNTY FL IDA WASTE MANAGEMENT
                 INCORPORATED FLORIDA PROJECT (OTHER REVENUE)+/-ss             5.40        08/01/2023        2,880,920
     6,850,000   MIAMI DADE COUNTY FL IDR SERIES C (OTHER
                 REVENUE)+/-ss                                                 3.21        07/01/2032        6,850,000
     4,005,000   MIAMI DADE COUNTY FL SCHOOL BOARD COP SERIES B
                 (LEASE REVENUE, NATL-RE INSURED)+/-ss                         5.50        05/01/2030        4,128,114
     2,770,000   MIAMI DADE COUNTY FL SCHOOL BOARD COP SERIES B
                 (LEASE REVENUE, NATL-RE INSURED)+/-ss                         5.00        05/01/2031        2,841,355
    15,657,612   MIAMI DADE COUNTY FL SCHOOL BOARD MASTER
                 EQUIPMENT LEASE 1 (LEASE REVENUE)(a)(i)                       3.59        03/03/2016       15,851,140
     3,350,000   MIAMI DADE COUNTY FL SCHOOL BOARD SERIES A
                 (LEASE REVENUE, NATL-RE FGIC INSURED)                         5.00        05/01/2011        3,434,822
     1,385,000   NORTH MIAMI FL JOHNSTON & WALES UNIVERSITY
                 PROJECT SERIES A (COLLEGE AND UNIVERSITY REVENUE, XLCA
                 INSURED)                                                      5.00        04/01/2011        1,414,016
     1,455,000   NORTH MIAMI FL JOHNSTON & WALES UNIVERSITY
                 PROJECT SERIES A (COLLEGE AND UNIVERSITY REVENUE, XLCA
                 INSURED)                                                      5.00        04/01/2012        1,522,003
     6,690,000   OKEECHOBEE COUNTY FL DISPOSAL WASTE MANAGEMENT
                 LANDFILL A (RESOURCE RECOVERY REVENUE)+/-ss                   2.63        07/01/2039        6,697,225
     6,300,000   ORANGE COUNTY FL HEALTH FACILITIES AUTHORITY
                 SCOOL SERVICES INCORPORATED PROJECT
                 (HCFR, SUNTRUST BANK LOC)+/-ss                                0.49        12/01/2023        6,300,000
    13,335,000   ORANGE COUNTY FL INDEPENDENT BLOOD & TISSUE
                 SERVICES (IDR, SUNTRUST BANK LOC)+/-ss                        0.43        10/01/2027       13,335,000
     2,300,000   ORLANDO & ORANGE COUNTY FL EXPRESSWAY
                 AUTHORITY SUB SERIES B-2 (TOLL ROAD
                 REVENUE, SUNTRUST BANK LOC)+/-ss                              0.38        07/01/2040        2,300,000
    20,375,000   PALM BEACH COUNTY FL SCHOOL BOARD SERIES B
                 (LEASE REVENUE, FGIC INSURED)+/-ss                            5.00        08/01/2025       21,025,981
     5,000,000   PALM BEACH COUNTY FL SOLID WASTE AUTHORITY
                 SERIES A UNREFUNDED BALANCE PUTABLE (OTHER REVENUE,
                 AMBAC INSURED)                                                6.00        10/01/2010        5,000,800
     6,525,000   PALM BEACH COUNTY FL SOUTH FLORIDA BLOOD BANKS
                 PROJECT (IDR, SUNTRUST BANK LOC)+/-ss                         0.43        12/01/2022        6,525,000
    24,086,148   PALM BEACH COUNTY PUBLIC IMPROVEMENT COP
                 (OTHER REVENUE)++                                             3.04        02/01/2014       24,354,708
       900,000   PINELLAS COUNTY FL FAMILY RESOURCES
                 INCORPORATED PROJECT (IDR, SUNTRUST BANK LOC)+/-ss            0.48        07/01/2024          900,000
     5,640,000   PINELLAS COUNTY FL YMCA SUNCOAST INCORPORATED
                 PROJECT (IDR, SUNTRUST BANK LOC)+/-ss                         0.43        05/01/2027        5,640,000
    10,300,000   POLK COUNTY FL TRANSPORTATION IMPROVEMENT
                 REFUNDING (OTHER REVENUE, AGM INSURED)+/-ss                   5.00        12/01/2025       10,459,444
    15,035,000   PORT OF ST. JOE FL WATER & SEWERE SYSTEM
                 (WATER REVENUE, REGIONS BANK LOC)+/-ss                        1.50        12/01/2038       15,035,000
     1,155,000   PUNTA GORDA FL HOUSING AUTHORITY GULF BREEZE
                 APARTMENTS SERIES B (HOUSING REVENUE, HUD INSURED)            4.13        07/01/2010        1,155,058
    20,000,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS
                 4615 (LEASE REVENUE)+/-ss                                     0.56        08/01/2029       20,000,000
    43,560,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS
                 4638 (OTHER REVENUE, DEXIA SA SPA)+/-ss                       0.56        07/01/2036       43,560,000
       500,000   REEDY CREEK FL IMPROVEMENT DISTRICT SERIES 2
                 (OTHER REVENUE, NATL-RE INSURED)                              5.25        10/01/2010          505,160
     1,255,000   SOUTH LAKE COUNTY HOSPITAL DISTRICT FL SOUTH
                 LAKE HOSPITAL INCORPORATED (HOSPITAL REVENUE)                 5.50        10/01/2013        1,294,507
       455,000   SOUTH LAKE COUNTY HOSPITAL DISTRICT FL SOUTH
                 LAKE HOSPITAL INCORPORATED (HOSPITAL REVENUE,
                 ORLANDO HEALTH INCOPORATED GUARANTEE)                         4.00        10/01/2012          473,400
       900,000   SOUTH LAKE COUNTY HOSPITAL DISTRICT SOUTH
                 LAKE HOSPITAL INCORPORATED (HOSPITAL REVENUE, ORLANDO
                 HEALTH INCOPORATED GUARANTEE)                                 4.00        10/01/2013          938,889
     3,700,000   SOUTH MIAMI FL HEALTH FACILITIES AUTHORITY
                 BAPTIST HEALTH SOUTH FLORIDA GROUP (HCFR)                     5.00        08/15/2010        3,720,572
    22,200,000   ST. JOHNS COUNTY FL FLAGLER HOSPITAL
                 INCORPORATED SERIES B (HCFR, NATL-RE INSURED, SUNTRUST
                 BANK LOC)+/-ss                                                0.43        12/15/2026       22,200,000
    20,180,000   ST. JOHNS COUNTY FL IDA FLAGLER HOSPITAL
                 INCORPORATED SERIES A (HCFR, NATL-RE INSURED, SUNTRUST
                 BANK LOC)+/-ss                                                0.43        12/15/2026       20,180,000
     2,830,000   TAMPA FL SOLID WASTE SYSTEM REVENUE SERIES A
                 (OTHER REVENUE, AMBAC INSURED)                                4.55        10/01/2010        2,854,564
     3,065,000   UNIVERSITY ATHLETIC ASSOCIATION INCORPORATED
                 (COLLEGE & UNIVERSITY REVENUE, SUNTRUST BANK LOC)+/-ss        3.75        10/01/2027        3,109,412
     2,500,000   UNIVERSITY ATHLETIC ASSOCIATION INCORPORATED
                 (COLLEGE & UNIVERSITY REVENUE, SUNTRUST BANK LOC)+/-ss        3.80        10/01/2031        2,537,750

                 98 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
FLORIDA (continued)
$   17,615,000   UNIVERSITY OF SOUTH FLORIDA COLLEGE MEDICINE HEALTH
                 FACILITIES LEASE PROGRAM SERIES A-1 (LEASE REVENUE,
                 SUNTRUST BANK LOC)+/-ss                                       0.43%       07/01/2036   $   17,615,000
    11,350,000   UNIVERSITY OF SOUTH FLORIDA FINANCING CORPORATION
                 FLORIDA COP COLLEGE OF MEDICINE HEALTH SERIES A-2 (LEASE
                 REVENUE, SUNTRUST BANK LOC)+/-ss                              0.50        07/01/2036       11,350,000
     1,905,000   VOLUSIA COUNTY FL SCHOOL BOARD (SALES TAX REVENUE)            5.25        10/01/2012        2,033,683

                                                                                                           615,977,371
                                                                                                        --------------
GEORGIA: 3.05%
     7,900,000   APPLING COUNTY GA DEVELOPMENT AUTHORITY GEORGIA POWER
                 COMPANY PLANT HATCH PROJECT (PCR, AMBAC INSURED)              4.40        07/01/2016        8,095,288
     7,810,000   ATLANTA GA SERIES A (SEWER REVENUE)                           3.00        11/01/2010        7,859,906
     2,250,000   ATLANTA GA SERIES A (SEWER REVENUE)                           4.00        11/01/2011        2,330,820
    52,690,000   ATLANTA GA SERIES B-2 (AIRPORT REVENUE, NATL-RE
                 INSURED)+/-ss                                                 2.31        01/01/2030       52,690,000
     4,000,000   ATLANTA GA SERIES C (AIRPORT REVENUE, NATL-RE FGIC
                 INSURED)                                                      6.25        01/01/2013        4,050,800
    73,900,000   ATLANTA GA SERIES C-1 (AIRPORT REVENUE, NATL-RE
                 INSURED)+/-ss                                                 2.31        01/01/2030       73,900,000
       650,000   ATLANTA GA SERIES F (AIRPORT REVENUE, FIRST SECURITY
                 BANK INSURED)                                                 5.25        01/01/2011          664,053
       525,000   CARTERSVILLE GA (WATER REVENUE, AMBAC INSURED)                5.00        01/01/2011          534,035
    14,495,000   CLAYTON COUNTY GA HOUSING AUTHORITY VILLAGES AT LAKE
                 RIDGE APARTMENTS PROJECT (MFHR, AMSOUTH BANK LOC)+/-ss        1.65        02/01/2032       14,495,000
     8,400,000   COBB COUNTY GA DEVELOPMENT AUTHORITY BOY SCOUTS OF
                 AMERICA ATLANTA PROJECT (RECREATIONAL REVENUE, SUNTRUST
                 BANK LOC)+/-ss                                                0.49        05/01/2026        8,400,000
     9,455,000   COLUMBUS GA ST. FRANCIS HOSPITAL INCORPORATED PROJECT
                 (HCFR, SUNTRUST BANK LOC)+/-ss                                0.49        01/01/2018        9,455,000
     2,500,000   FULTON COUNTY GA DEVELOPMENT AUTHORITY HEALTHCARE SYSTEM
                 CATHOLIC EAST (HCFR)                                          2.00        11/15/2011        2,524,775
     5,180,000   FULTON COUNTY GA DEVELOPMENT AUTHORITY HEALTHCARE SYSTEM
                 CATHOLIC EAST (HCFR)                                          5.00        11/15/2013        5,649,671
     3,270,000   FULTON COUNTY GA DEVELOPMENT AUTHORITY THE EPSTEIN
                 SCHOOL PROJECT (OTHER REVENUE, SUNTRUST BANK LOC)+/-ss        0.63        01/01/2017        3,270,000
     1,500,000   GEORGIA PUBLIC GAS PARTNERS INCORPORATED GEORGIA SERIES
                 A (NATURAL GAS REVENUE)                                       5.00        10/01/2011        1,570,545
     2,050,000   GEORGIA PUBLIC GAS PARTNERS INCORPORATED GEORGIA SERIES
                 A (NATURAL GAS REVENUE)                                       5.00        10/01/2012        2,213,775
     2,810,000   GWINNETT COUNTY GA HOSPITAL AUTHORITY KMD GROUP LLC
                 PROJECT (IDR, SUNTRUST BANK LOC)+/-ss                         0.57        02/01/2032        2,810,000
     1,100,000   HENRY COUNTY GA PUTTABLE FLOATING OPTION TAX-EXEMPT
                 RECEIPTS 2583 (WATER REVENUE, NATL-RE INSURED)+/-ss           0.56        02/01/2030        1,100,000
     1,135,000   JACKSON COUNTY GA WATER & SEWER AUTHORITY SERIES B
                 (WATER REVENUE, XLCA INSURED)                                 5.00        09/01/2010        1,140,539
     1,325,000   METROPOLITAN ATLANTA RAPID TRANSIT AUTHORITY GA SERIES P
                 (SALES TAX REVENUE, AMBAC INSURED)                            6.00        07/01/2013        1,462,164
     3,510,000   MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA PROJECT ONE
                 SERIES D (ELECTRIC REVENUE, FSA INSURED)+/-ss                 0.30        01/01/2022        3,510,000
     9,990,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS 4174
                 (COLLEGE & UNIVERSITY REVENUE, AMBAC INSURED)+/-ss            0.56        10/01/2024        9,990,000
     3,100,000   UNION COUNTY GA BOY SCOUTS OF AMERICA ATLANTA PROJECT
                 (RECREATIONAL REVENUE, SUNTRUST BANK LOC)+/-ss                0.49        04/01/2026        3,100,000

                                                                                                           220,816,371
                                                                                                        --------------
GUAM: 0.08%
     6,050,000   GUAM INTERNATIONAL AIRPORT AUTHORITY SERIES C (AIRPORT
                 REVENUE, NATL-RE INSURED)                                     5.00        10/01/2010        6,092,955
                                                                                                        --------------
HAWAII: 0.07%
     1,000,000   HAWAII STATE AIRPORT SYSTEMS (AIRPORT REVENUE, NATL-RE
                 FGIC INSURED)                                                 5.75        07/01/2013        1,034,170
       795,000   HAWAII STATE AIRPORT SYSTEMS SERIES B (AIRPORT REVENUE,
                 NATL-RE FGIC INSURED)                                         6.38        07/01/2012          803,061
     3,135,000   HAWAII STATE HARBOR SYSTEMS SERIES A (MARINA REVENUE,
                 AGM INSURED)                                                  6.00        07/01/2012        3,176,696

                                                                                                             5,013,927
                                                                                                        --------------
IDAHO: 0.03%
     2,050,000   BOISE ID CITY HOUSING AUTHORITY CIVIC PLAZA HOUSING
                 PROJECT SERIES C (OTHER REVENUE, KEYBANK NA LOC)+/-ss         1.10        03/01/2033        2,050,000
                                                                                                        --------------

                 Wells Fargo Advantage Municipal Income Funds 99


Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
ILLINOIS: 3.12%
$    1,591,000   AUSTIN TRUST VARIOUS CERTIFICATES SERIES 2008-1060
                 (OTHER REVENUE, BANK OF AMERICA LOC)+/-ss                     0.38%       06/01/2039   $    1,591,000
     1,660,000   BROADVIEW IL TAX INCREMENT REVENUE (SALES TAX REVENUE)        5.25        07/01/2012        1,660,083
     4,945,000   CHICAGO IL DCL 2008-068 (PROPERTY TAX REVENUE,
                 AMBAC INSURED, DEXIA CREDIT LOCAL LOC)+/-ss                   0.46        01/01/2022        4,945,000
     2,325,000   CHICAGO IL DEVELOPMENT FINANCE AUTHORITY PEOPLES
                 GAS LIGHT COKE SERIES B (IDR)+/-ss                            3.75        02/01/2033        2,340,368
    22,265,000   CHICAGO IL O'HARE INTERNATIONAL AIRPORT REVENUE
                 (AIRPORT REVENUE, NATL-RE INSURED)+/-ss                       0.56        01/01/2018       22,265,000
     2,640,000   CHICAGO IL O'HARE INTERNATIONAL AIRPORT REVENUE
                 SERIES C (AIRPORT REVENUE, NATL-RE INSURED)                   5.00        01/01/2011        2,686,253
     3,900,000   CHICAGO IL O'HARE INTERNATIONAL AIRPORT SECOND LIEN
                 SERIES B (AIRPORT REVENUE, BAYERISCHE LANDESBANK LOC)+/-ss    0.27        01/01/2018        3,900,000
       300,000   CHICAGO IL SERIES D (OTHER REVENUE, AGM INSURED)+/-ss         0.35        01/01/2040          300,000
     1,465,000   CHICAGO IL WASTEWATER TRANSMISSION REFUNDING
                 (SEWER REVENUE, NATL-RE INSURED)                              5.38        01/01/2013        1,534,558
     3,785,000   DAVIS JUNCTION IL (PROPERTY TAX REVENUE, FIFTH
                 THIRD BANK LOC)+/-ss                                          0.55        06/01/2021        3,785,000
     1,200,000   ILLINOIS FINANCE AUTHORITY ALEXIAN BROTHERS
                 HEALTH SYSTEM (HEALTHCARE REVENUE)                            4.00        02/15/2012        1,233,456
     2,840,000   ILLINOIS FINANCE AUTHORITY DEPAUL UNIVERSITY
                 SERIES B (COLLEGE & UNIVERSITY REVENUE,
                 XLCA INSURED)+/-ss                                            3.50        10/01/2026        2,866,071
     1,500,000   ILLINOIS FINANCE AUTHORITY ELMHURST MEMORIAL
                 HEALTHCARE SERIES E (HEALTHCARE REVENUE)+/-ss                 0.39        01/01/2048        1,500,000
       500,000   ILLINOIS FINANCE AUTHORITY MEMORIAL HEIGHTS
                 SYSTEM (HCFR)                                                 3.00        04/01/2011          506,340
       875,000   ILLINOIS FINANCE AUTHORITY MEMORIAL HEIGHTS
                 SYSTEM (HCFR)                                                 4.00        04/01/2012          911,680
     1,610,000   ILLINOIS FINANCE AUTHORITY PROVENA HEALTH SERIES
                 A (HCFR)                                                      5.00        05/01/2011        1,652,214
     4,700,000   ILLINOIS FINANCE AUTHORITY PROVENA HEALTH SERIES
                 C (OTHER REVENUE, JP MORGAN CHASE BANK)+/-ss                  0.30        08/15/2044        4,700,000
     8,980,000   ILLINOIS FINANCE AUTHORITY RESURRECTION HEALTH
                 (HCFR)                                                        3.00        05/15/2011        9,068,363
     9,315,000   ILLINOIS FINANCE AUTHORITY RESURRECTION HEALTH
                 (HCFR)                                                        4.00        05/15/2012        9,552,439
     1,170,000   ILLINOIS FINANCE AUTHORITY SWEDISH AMERICAN
                 HOSPITAL (HCFR, AMBAC INSURED)                                5.00        11/15/2011        1,217,186
     1,270,000   ILLINOIS FINANCE AUTHORITY SWEDISH COVENANT
                 SERIES A (HCFR)                                               4.00        08/15/2012        1,317,206
     2,500,000   ILLINOIS HEALTH FACILITIES AUTHORITY (HOSPITAL
                 REVENUE, MBIA INSURED)+/-ss                                   0.56        05/15/2024        2,500,000
        45,000   ILLINOIS HEALTH FACILITIES AUTHORITY ADVOCATE
                 NETWORK PREREFUUNDED (HEALTHCARE REVENUE)                     6.00        11/15/2010           45,964
       900,000   ILLINOIS HEALTH FACILITIES AUTHORITY INSURED
                 COVENANT SERIES A (HOUSING REVENUE, RADIAN INSURED)           4.60        12/01/2012          907,362
        50,000   ILLINOIS HEALTH FACILITIES AUTHORITY REVENUE
                 MEMORIAL MEDICAL CENTER SERIES C KREDIETBANK NV LOC
                 (HEALTHCARE FACILITIES REVENUE LOC)+/-ss                      0.30        01/01/2016           50,000
     2,830,000   ILLINOIS HEALTH FACILITIES AUTHORITY UNREFUND
                 BALANCE ADVOCATE NETWORK (HCFR)                               6.00        11/15/2010        2,888,043
    50,000,000   ILLINOIS REGIONAL TRANSPORTATION AUTHORITY
                 REFUNDING SERIES B-1 (SALES TAX REVENUE)+/-ss                 1.00        06/01/2025       50,000,000
    16,000,000   ILLINOIS STATE SERIES A (GENERAL FUND REVENUE)                5.00        09/01/2010       16,099,520
    10,510,000   ILLINOIS STATE SERIES B (OTHER REVENUE)+/-ss                  2.74        10/01/2033       10,510,000
     3,215,000   ILLINOIS STATE TOLL HIGHWAY AUTHORITY SERIES A-2
                 (TOLL ROAD REVENUE, AGM INSURED)+/-ss                         0.42        01/01/2031        3,215,000
     2,000,000   LAKE COUNTY IL COMMUNITY HIGH SCHOOL DISTRICT #
                 117 ANTIOCH CAPITAL APPRECIATION BONDS SERIES B
                 (PROPERTY TAX REVENUE, NATL-RE FGIC INSURED)##                2.02        12/01/2010        1,982,980
     9,170,000   LAKE COUNTY IL COMMUNITY HIGH SCHOOL DISTRICT #
                 127 GRAYSLAKE (PROPERTY TAX REVENUE, FSA INSURED)+/-ss        0.56        02/01/2017        9,170,000
     2,295,000   LAKE COUNTY IL COMMUNITY USD # 60 WAUKEGAN
                 SERIES C (PROPERTY TAX REVENUE)                               2.00        12/01/2011        2,321,783
     1,000,000   LAKES REGION SANITATION DISTRICT IL DEBT
                 CERTIFICATES (PROPERTY TAX REVENUE)                           4.13        12/01/2010        1,014,800
     1,405,000   ILLINOIS FINANCE AUTHORITY SWEDISH COVENANT
                 SERIES A (HCFR)                                               4.00        08/15/2013        1,452,433
     2,000,000   MCHENRY & LAKE COUNTIES ILLINOIS COMMUNITY
                 CONSOLIDATED SCHOOL DISTRICT # 15
                 (PROPERTY TAX REVENUE, NATL-RE FGIC INSURED)                  4.40        01/01/2012        2,033,620
       605,000   QUINCY IL BLESSING HOSPITAL (HCFR)                            5.00        11/15/2011          625,800
    12,315,000   REGIONAL TRANSPORTATION AUTHORITY ILLINOIS
                 FLOATERS 2886 (TAX REVENUE, NATL-RE GO OF AUTHORITY
                 INSURED)+/-ss                                                 0.56        06/01/2033       12,315,000

                100 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
ILLINOIS (continued)
$   17,975,000   REGIONAL TRANSPORTATION AUTHORITY ILLINOIS FLOATERS
                 SERIES DCL 020 (TRANSIT REVENUE, FSA GO OF AUTHORITY
                 INSURED, DEXIA CREDIT LOCAL LOC)+/-ss                         0.36%       06/01/2034   $   17,975,000
     3,280,000   ROCK ISLAND COUNTY IL METROPOLITAN AIRPORT
                 AUTHORITY REFUNDING SERIES A (AIRPORT REVENUE, ASSURED
                 GUARANTEE)                                                    3.80        12/01/2015        3,319,721
     4,475,000   UNIVERSITY OF ILLINIOS COP UTILITIES
                 INFRASTRUCTURE PROJECTS (LEASE REVENUE, AMBAC INSURED)        5.00        08/15/2012        4,801,093
     2,770,000   WILL & KENDALL COUNTIES IL COMMUNITY CONSOLIDATED
                 SCHOOL DISTRICT # 202 PLAINFIELD (PROPERTY TAX REVENUE)       3.00        01/01/2013        2,852,352

                                                                                                           225,612,688
                                                                                                        --------------
 INDIANA: 1.90%
     2,380,000   DELAWARE COUNTY IN BALL MEMORIAL HOSPITAL
                 INCORPORATED (HCFR)                                           5.00        08/01/2010        2,384,284
     2,200,000   DELAWARE COUNTY IN BALL MEMORIAL HOSPITAL
                 INCORPORATED (HCFR)                                           5.00        08/01/2011        2,243,780
    16,860,000   DEXIA CREDIT LOCAL CERTIFICATES TRUST BOA 2008 058
                 (PROPERTY TAX REVENUE)+/-ss                                   0.46        01/01/2030       16,860,000
     7,100,000   DEXIA CREDIT LOCAL CERTIFICATES TRUST BOA 2008 060
                 (COLLEGE & UNIVERSITY REVENUE)+/-ss                           0.46        07/01/2029        7,100,000
     3,420,000   INDIANA FINANCE AUTHORITY CLARIAN HEALTH SERIES B
                 (HCFR, ALLIED IRISH BANK PLC LOC)+/-ss                        2.50        03/01/2033        3,420,000
     1,555,000   INDIANA FINANCE AUTHORITY FLOYD MEMORIAL HOSPITAL
                 & HEALTH REFUNDING (HOSPITAL REVENUE)                         3.00        03/01/2011        1,569,601
     1,660,000   INDIANA FINANCE AUTHORITY FLOYD MEMORIAL HOSPITAL
                 & HEALTH REFUNDING (HOSPITAL REVENUE)                         4.00        03/01/2012        1,714,597
     1,730,000   INDIANA FINANCE AUTHORITY FLOYD MEMORIAL HOSPITAL
                 & HEALTH REFUNDING (HOSPITAL REVENUE)                         4.00        03/01/2013        1,801,760
     8,585,000   INDIANA HFFA ASCENSION HEALTH CREDIT GROUP SERIES
                 A1 (HCFR)+/-ss                                                3.63        11/15/2036        8,868,047
       500,000   INDIANA HFFA ASCENSION HEALTH SUBORDINATE CREDIT
                 SERIES A (HCFR)+/-ss                                          5.00        10/01/2027          516,435
       900,000   INDIANA HFFA DEACONESS HOSPITAL INCORPORATION
                 (HCFR, FIFTH THIRD BANK LOC)+/-ss                             0.58        01/01/2022          900,000
    10,000,000   INDIANA STATE DEVELOPMENT FINANCE AUTHORITY INLAND
                 STEEL (IDR)                                                   5.75        10/01/2011       10,189,800
     1,325,000   INDIANA STATE DEVELOPMENT FINANCE AUTHORITY USX
                 CORPORATION PROJECT (IDR)+/-ss                                5.25        12/01/2022        1,390,879
     3,400,000   INDIANA STATE FINANCE AUTHORITY CAMPAGNA ACAD
                 INCORPORATED PROJECT (OTHER REVENUE, JP MORGAN CHASE
                 BANK LOC)+/-ss                                                0.30        06/01/2042        3,400,000
     5,045,000   INDIANAPOLIS IN LOCAL PUBLIC IMPROVEMENT BOARD
                 FLOATER-PT-3390 (OTHER REVENUE, DEXIA SA SPA)+/-ss            0.56        01/10/2020        5,045,000
    10,265,000   INDIANAPOLIS IN LOCAL PUBLIC IMROVEMENT BOND BANK
                 (AIRPORT REVENUE, AMBAC INSURED)+/-ss                         0.63        01/01/2019       10,265,000
    12,805,000   INDIANAPOLIS PUTTABLE FLOATING OPTION TAX-EXEMPT
                 RECEIPTS 396 (OTHER REVENUE, NATL-RE INSURED)+/-ss            0.56        01/01/2024       12,805,000
     1,500,000   JASPER IN NORTHERN SERIES A (IDR, NATL-RE INSURED)            4.15        08/01/2010        1,502,685
     8,214,000   MISHAWAKA IN SCHOOL CITY TAX ANTICIPATION WARRANTS
                 (OTHER REVENUE)                                               2.25        12/31/2010        8,246,692
     2,500,000   ROCKPORT IN PCR AEP GENERAL CORPORATION SERIES A
                 (IDR, AMBAC INSURED)+/-ss                                     4.15        07/01/2025        2,548,750
     8,500,000   ROCKPORT IN PCR AEP GENERAL CORPORATION SERIES B
                 (IDR, AMBAC INSURED)+/-ss                                     4.15        07/01/2025        8,665,750
     1,375,000   UNIVERSITY OF SOUTHERN INDIANA AUXILIARY SYSTEMS
                 SERIES A (COLLEGE & UNIVERSITY REVENUE, AMBAC INSURED)        5.00        10/01/2011        1,402,349
       200,000   VINCENNES UNIVERSITY INDIANA AUXILAIRY FACILITIES
                 SYSTEM (COLLEGE & UNIVERSITY REVENUE, AMBAC INSURED)          4.00        10/01/2010          201,164
    15,150,000   WHITING IN ENVIRONMENTAL FACILITIES BP PRODUCTS
                 NORTH AMERICA INCORPORATED (IDR)+/-ss                         2.80        06/01/2044       13,332,000
    11,510,000   ZIONSVILLE IN COMMUNITY SCHOOLS BUILDING
                 CORPORATION FLOATERS SERIES DCL 047
                 (LEASE REVENUE, FSA STATE AID WITHHOLDING INSURED,
                 DEXIA CREDIT LOCAL LOC)+/-ss                                  0.36        01/15/2025       11,510,000

                                                                                                           137,883,573
                                                                                                        --------------
    IOWA: 0.53%
     8,000,000   DES MOINES IA GRAND OFFICE PARK PROJECT SERIES E
                 (IDR)+/-ss                                                    2.20        04/01/2015        8,000,000
     1,000,000   IOWA FINANCE AUTHORITY GENESIS MEDICAL CENTER
                 (HCFR)                                                        6.00        07/01/2012        1,004,050
    10,000,000   IOWA FINANCE AUTHORITY SERIES F (HCFR)+/-ss                   5.00        08/15/2039       10,660,300
       500,000   IOWA HIGHER EDUCATION LOAN AUTHORITY MAHARISHI
                 SERIES E (STUDENT LOAN REVENUE, GO OF INSTITUTION)            3.84        05/20/2011          506,585

                Wells Fargo Advantage Municipal Income Funds 101


Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
IOWA (continued)
$   5,000,000    IOWA STUDENT LOAN LIQUIDITY CORPORATION SERIES
                 1 (STUDENT LOAN REVENUE)                                      3.00%       12/01/2010   $    5,033,150
    1,650,000    IOWA STUDENT LOAN LIQUIDITY CORPORATION SERIES
                 1 (STUDENT LOAN REVENUE)                                      2.50        12/01/2011        1,662,276
    1,000,000    IOWA STUDENT LOAN LIQUIDITY CORPORATION SERIES
                 1 (STUDENT LOAN REVENUE)                                      4.00        12/01/2011        1,028,340
    1,650,000    IOWA STUDENT LOAN LIQUIDITY CORPORATION SERIES
                 1 (STUDENT LOAN REVENUE)                                      3.25        12/01/2012        1,687,719
    1,500,000    IOWA STUDENT LOAN LIQUIDITY CORPORATION SERIES
                 1 (STUDENT LOAN REVENUE)                                      4.00        12/01/2012        1,560,630
    6,875,000    WATERLOO IA COMMUNITY SCHOOL DISTRICT BOND
                 ANTICIPATION NOTES (SALES TAX REVENUE)                        3.75        05/01/2012        7,030,788

                                                                                                            38,173,838
                                                                                                        --------------
KANSAS: 0.83
     8,500,000   BURLINGTON KS ENVIRONMENTAL IMPACT KANSAS CITY
                 POWER & LIGHT SERIES B (IDR, FGIC INSURED)+/-ss               5.38        09/01/2035        9,174,135
    10,000,000   BURLINGTON KS KANSAS CITY POWER & LIGHT SERIES
                 A2 (OTHER REVENUE, FGIC INSURED)+/-ss                         2.63        09/01/2035       10,005,600
     5,000,000   BURLINGTON KS KANSAS CITY POWER & LIGHT SERIES
                 B (OTHER REVENUE, XLCA INSURED)+/-ss                          5.00        12/01/2023        5,132,100
     3,000,000   KANSAS STATE INDEPENDENT COLLEGE FINANCE
                 AUTHORITY MIDAMERICA NAZARENE UNIVERSITY SERIES D
                 (COLLEGE & UNIVERSITY REVENUE)                                5.50        05/01/2011        3,012,421
     3,150,000   KANSAS STATE INDEPENDENT COLLEGE FINANCE
                 AUTHORITY OTTAWA UNIVERSITY SERIES F
                 (COLLEGE & UNIVERSITY REVENUE)                                5.50        05/01/2011        3,163,041
     1,000,000   KANSAS STATE DEVELOPMENT FINANCE AUTHORITY
                 ADVENTIST HEALTH (HCFR)                                       4.00        11/15/2011        1,045,090
     7,555,000   KANSAS STATE DEVELOPMENT FINANCE AUTHORITY
                 HAYS MEDICAL CENTER (HCFR, NATL-RE INSURED)+/-ss              3.75        05/15/2026        7,603,881
     6,170,000   MERRIAM KS HOUSING PINEGATE APARTMENTS PROJECT
                 (MFHR, MARSHALL & ILSLEY BANK LOC)+/-ss                       1.96        12/01/2026        6,170,000
    11,075,000   SHAWNEE KS HOUSING PINEGATE APARTMENTS PROJECT
                 (MFHR, MARSHALL & ILSLEY BANK LOC)+/-ss                       1.50        03/01/2029       11,075,000
     1,675,000   WYANDOTTE COUNTY KS CITY UNIFIED GOVERNMENT REFERENDUM
                 SALES TAX SECOND LIEN AREA B (SALES TAX REVENUE)              5.00        12/01/2020        1,708,366
     1,830,000   WYANDOTTE COUNTY KS CITY UNITED GOVERNMENT
                 SPECIAL OBLIGATION SALES TAX SECOND LIEN AREA B (SALES
                 TAX REVENUE)                                                  4.75        12/01/2016        1,904,371

                                                                                                            59,994,005
                                                                                                        --------------
KENTUCKY: 0.66%
    10,000,000   ALLEN COUNTY KY CAMP COURAGEOUS PROJECT (OTHER
                 REVENUE, SUNTRUST BANK LOC)+/-ss                              0.43        12/01/2025       10,000,000
     2,500,000   JEFFERSON COUNTY KY UNIVERSITY MEDICAL CENTER
                 INCORPORATED PROJECT (HCFR,
                 NATL-RE INSURED)                                              5.20        07/01/2010        2,500,225
     2,075,000   JEFFERSON COUNTY KY UNIVERSITY MEDICAL CENTER
                 INCORPORATED PROJECT
                 (HCFR, NATL-RE INSURED)                                       5.25        07/01/2011        2,080,561
     2,000,000   KENTON COUNTY KY AIRPORT BOARD CINCINNATI
                 NORTHERN KENTUCKY REFUNDING
                 SERIES A (AIRPORT REVENUE, NATL-RE INSURED)                   5.63        03/01/2013        2,098,000
     6,000,000   KENTON COUNTY KY AIRPORT BOARD CINCINNATI
                 NORTHERN KENTUCKY SERIES B
                 (AIRPORT REVENUE, XLCA INSURED)                               5.00        03/01/2011        6,136,080
    20,000,000   KENTUCKY HIGHER EDUCATION STUDENT LOAN
                 CORPORATION SERIES 1 CLASS A-1
                 (STUDENT LOAN REVENUE)+/-ss                                   0.95        05/01/2020       19,975,000
     5,000,000   LOUISVILLE & JEFFERSON COUNTY METROPOLITAN
                 GOVERNMENT LOUISVILLE GAS &
                 ELECTRIC COMPANY SERIES A (OTHER REVENUE)+/-ss                5.38        05/01/2027        5,178,050

                                                                                                            47,967,916
                                                                                                        --------------
LOUISIANA: 3.14%
     2,070,000   JEFFERSON LA PARISH HOSPITAL SERVICE DISTRICT
                 # 001 WEST JEFFERSON MEDICAL CENTER
                 SERIES A (HCFR, AGM INSURED)                                  5.25        01/01/2011        2,086,974
     2,140,000   LOUISIANA LOCAL GOVERNMENT ENVIRONMENTAL
                 FACILITIES & COMMUNITY DEVELOPMENT
                 MID SOUTH EXTRUSION INCORPORATED PROJECT (IDR,
                 REGIONS BANK LOC)+/-ss                                        1.70        12/01/2017        2,140,000
     6,575,000   LOUISIANA PFA CLECO POWER LLC PROJECT (IDR)+/-ss              7.00        12/01/2038        6,968,580
    11,750,000   LOUISIANA PUBLIC FACILITIES AUTHORITY AIR
                 PRODUCTS CHEMICALS PROJECT SERIES A (IDR)+/-ss                0.45        08/01/2049       11,750,000
    20,000,000   LOUISIANA PUBLIC FACILITIES AUTHORITY AIR
                 PRODUCTS CHEMICALS PROJECT SERIES B
                 (RESOURCE RECOVERY REVENUE)+/-ss                              0.50        12/01/2043       20,000,000

                102 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE       VALUE
--------------   --------------------------------------------------------   --------    -------------   -------------
LOUISIANA (continued)
$    8,705,000   LOUISIANA PUBLIC FACILITIES AUTHORITY CENTURY WILSHIRE
                 INCORPORATED PROJECT (IDR, REGIONS BANK LOC)+/-ss             1.50%       02/01/2033   $    8,705,000
     3,550,000   LOUISIANA PUBLIC FACILITIES AUTHORITY CHRISTUS
                 HEALTHCARE (HCFR, AGM INSURED)                                5.00        07/01/2012        3,763,107
    36,125,000   LOUISIANA PUBLIC FACILITIES AUTHORITY COCA COLA BOTTLING
                 COMPANY PROJECT (IDR, REGIONS BANK LOC)+/-ss                  1.50        04/01/2023       36,125,000
     2,100,000   LOUISIANA PUBLIC FACILITIES AUTHORITY
                 FRANCISCAN SERIES B (HCFR)                                    5.00        07/01/2011        2,167,557
     2,185,000   LOUISIANA PUBLIC FACILITIES AUTHORITY
                 FRANCISCAN SERIES B (HCFR)                                    5.00        07/01/2012        2,311,730
    21,050,000   LOUISIANA STATE GAS & FUELS TAX SECOND LIEN
                 SERIES A-1 (FUELS SALES TAX REVENUE)+/-ss                     1.06        05/01/2043       21,050,000
    73,125,000   LOUISIANA STATE GAS & FUELS TAX SECOND LIEN
                 SERIES A-1 (FUELS SALES TAX REVENUE)+/-ss                     1.07        05/01/2043       73,125,000
     5,000,000   LOUISIANA STATE OFFSHORE TERMINAL AUTHORITY DEEPWATER
                 PORT LOOP LLC PROJECT SERIES B-1 (OTHER REVENUE)+/-ss         4.25        10/01/2037        5,008,600
     6,000,000   RAPIDES FINANCE AUTHORITY REVENUE LA CLECO
                 POWER LLC PROJECT (RESOURCE RECOVERY REVENUE)+/-ss            6.00        10/01/2038        6,248,820
     1,665,000   REGIONAL TRANSPORTATION AUTHORITY SERIES A
                 (SALES TAX REVENUE, NATL-RE FGIC INSURED)                     8.00        12/01/2010        1,705,343
     3,590,000   ST. TAMMANY PARISH LA DEVELOPMENT DISTRICT GULF
                 OPPORTUNITY ZONE REVENUE (OTHER REVENUE, REGIONS
                 BANK LOC)+/-ss                                                1.55        04/01/2034        3,590,000
     2,195,000   ST. TAMMANY PARISH LA DEVELOPMENT DISTRICT GULF
                 OPPORTUNITY ZONE REVENUE (OTHER REVENUE, REGIONS BANK
                 LOC)+/-ss                                                     1.55        04/01/2034        2,195,000
     3,230,000   ST. TAMMANY PARISH LA DEVELOPMENT DISTRICT GULF
                 OPPORTUNITY ZONE REVENUE (OTHER REVENUE, REGIONS
                 BANK LOC)+/-ss                                                1.55        04/01/2034        3,230,000
     5,400,000   ST. TAMMANY PARISH LA DEVELOPMENT DISTRICT GULF
                 OPPORTUNITY ZONE REVENUE (OTHER REVENUE, REGIONS BANK
                 LOC)+/-ss                                                     1.50        12/01/2036        5,400,000
    10,000,000   ST. TAMMANY PARISH LA DEVELOPMENT DISTRICT ROOMS TO GO
                 ST. TAMMANY (ECONOMIC DEVELOPMENT REVENUE, SUNTRUST BANK
                 LOC)+/-ss                                                     0.43        07/01/2038       10,000,000

                                                                                                           227,570,711
                                                                                                        --------------
MAINE: 0.05%
     3,200,000   MAINE EDUCATIONAL LOAN AUTHORITY CLASS A
                 SERIES A-1 (STUDENT LOAN REVENUE, ASSURED GUARANTY)           4.30        12/01/2012        3,385,034
        50,000   MAINE STATE HOUSING AUTHORITY SERIES G-2 (HOUSING
                 REVENUE)                                                      4.00        11/15/2024           50,799

                                                                                                             3,435,833
                                                                                                        --------------
MARYLAND: 0.85%
     3,900,000   MARYLAND STATE ECONOMIC DEVELOPMENT CORPORATION AMERICAN
                 UROLOGICAL ASSOCIATION (OTHER REVENUE, SUNTRUST BANK
                 LOC)+/-ss                                                     0.43        09/01/2032        3,900,000
    34,565,000   MARYLAND STATE HEFA KENNEDY (HCFR, RADIAN
                 INSURED, SUNTRUST BANK LOC)+/-ss                              0.49        07/01/2036       34,565,000
    23,235,000   MARYLAND STATE HEFA SHEPPARD PRATT SERIES B
                 (HCFR, SUNTRUST BANK LOC)+/-ss                                0.49        07/01/2028       23,235,000

                                                                                                            61,700,000
                                                                                                        --------------
MASSACHUSETTS: 1.48%
     1,880,000   MASSACHUSETTS HEFA CARITAS CHRISTIAN
                 OBLIGATION SERIES B (HCFR)                                    6.50        07/01/2012        1,922,939
     5,250,000   MASSACHUSETTS HEFA NORTHEASTERN UNIVERSITY
                 SERIES T-2 (COLLEGE & UNIVERSITY REVENUE)+/-ss                4.10        10/01/2037        5,477,640
     4,250,000   MASSACHUSETTS INDUSTRIAL FINANCE AGENCY OGDEN
                 HAVERHILL SERIES A (OTHER REVENUE)                            5.35        12/01/2010        4,287,740
    19,125,000   MASSACHUSETTS MUNICIPAL WHOLESALE ELECTRIC
                 COMPANY NUCLEAR MIX # 3 SERIES 1
                 (ELECTRIC REVENUE, NATL-RE INSURED)+/-ss(a)                   0.40        07/01/2018       17,338,911
     1,950,000   MASSACHUSETTS MUNICIPAL WHOLESALE ELECTRIC
                 COMPANY NUCLEAR MIX # 4 SERIES 1
                 (ELECTRIC REVENUE, NATL-RE INSURED)+/-ss(a)(m)(n)             0.26        07/01/2017        1,769,884
     4,775,000   MASSACHUSETTS MUNICIPAL WHOLESALE ELECTRIC
                 COMPANY PROJECT # 6 SERIES 1
                 (ELECTRIC REVENUE, NATL-RE INSURED)+/-ss(a)(m)(n)             0.32        07/01/2019        4,325,185
       305,000   MASSACHUSETTS STATE DEVELOPMENT FINANCE AGENCY
                 SABIS INTERNATIONAL CHARTER SERIES A (OTHER REVENUE)          4.13        04/15/2011          307,833

                Wells Fargo Advantage Municipal Income Funds 103


Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
MASSACHUSETTS (continued)
$      390,000   MASSACHUSETTS STATE DEVELOPMENT FINANCE AGENCY
                 SABIS INTERNATIONAL CHARTER SERIES A (OTHER REVENUE)          4.65%       04/15/2012   $      398,931
     1,490,000   MASSACHUSETTS STATE DEVELOPMENT FINANCE AGENCY
                 SEMASS SYSTEMS SERIES A (RESOURCE RECOVERY REVENUE,
                 NATL-RE INSURED)                                              5.50        01/01/2011        1,512,276
     2,900,000   MASSACHUSETTS STATE DEVELOPMENT FINANCE AGENCY
                 SEMASS SYSTEMS SERIES A (RESOURCE RECOVERY REVENUE,
                 NATL-RE INSURED)                                              5.63        01/01/2012        3,030,210
    10,000,000   MASSACHUSETTS STATE HEALTH & EDUCATIONAL
                 FACILITIES AUTHORITY DARTMOUTH HITCHCOCK GROUP
                 (HOSPITAL REVENUE)+/-ss                                       5.00        08/01/2035       10,270,200
     4,795,000   MASSACHUSETTS STATE HEALTH & EDUCATIONAL
                 FACILITIES AUTHORITY UMASS MEMORIAL SERIES G
                 (HOSPITAL REVENUE)                                            3.00        07/01/2011        4,840,936
     3,800,000   MASSACHUSETTS STATE HEALTH & EDUCATIONAL
                 FACILITIES AUTHORITY UMASS MEMORIAL SERIES G
                 (HOSPITAL REVENUE)                                            4.00        07/01/2013        3,920,498
       750,000   MASSACHUSETTS STATE HEFA HEALTHCARE SYSTEMS
                 CATHOLIC EAST (HCFR)                                          2.50        11/15/2011          762,533
     2,950,000   MASSACHUSETTS STATE INDUSTRIAL FINANCE AGENCY
                 BARBOUR CORPORATE ISSUE (IDR, FLEET NATIONAL BANK
                 LOC)+/-ss                                                     0.40        08/01/2018        2,950,000
    31,000,000   MASSACHUSETTS STATE SERIES A (GENERAL FUND REVENUE)+/-ss      0.55        02/01/2012       31,000,000
    13,100,000   MASSACHUSETTS STATE SERIES A (GENERAL FUND REVENUE)+/-ss      0.69        02/01/2013       13,116,375

                                                                                                           107,232,091
                                                                                                        --------------
MICHIGAN: 4.37%
       700,000   DETROIT MI CAPITAL IMPROVEMENT LIMITED TAX SERIES
                 A-1 (PROPERTY TAX REVENUE)                                    5.00        04/01/2013          693,574
     3,620,000   DETROIT MI CONVENTION FACILITIES COBO HALL (OTHER
                 REVENUE, NATL-RE INSURED)                                     5.00        09/30/2010        3,644,218
     1,100,000   DETROIT MI CONVENTION FACILITIES COBO HALL (OTHER
                 REVENUE, NATL-RE INSURED)                                     5.00        09/30/2012        1,146,981
     2,000,000   DETROIT MI SECOND LIEN SERIES C (SEWER REVENUE,
                 NATL-RE INSURED)                                              5.00        07/01/2011        2,057,660
    11,615,000   DETROIT MI SEWAGE DISPOSAL (SEWER REVENUE,
                 NATL-RE INSURED)+/-ss                                         0.56        07/01/2021       11,615,000
     3,000,000   DETROIT MI SEWER DISPOSAL SENIOR LIEN SERIES A
                 (OTHER REVENUE, AGM INSURED)                                  5.00        07/01/2012        3,185,580
     2,010,000   DETROIT MI WATER SUPPLY SYSTEM SENIOR LIEN SERIES
                 A (WATER REVENUE, NATL-RE INSURED)                            5.75        07/01/2012        2,155,202
       250,000   DETROIT MI WATER SUPPLY SYSTEM SENIOR LIEN SERIES
                 B (WATER REVENUE, NATL-RE INSURED)+/-ss                       4.00        07/01/2012          257,825
     3,030,000   DETROIT MI WATER SUPPLY SYSTEM SERIES A (WATER
                 REVENUE, NATL-RE INSURED)                                     5.40        07/01/2010        3,030,273
     2,735,000   KENT MI HOSPITAL FINANCE AUTHORITY PINE REST
                 CHRISTIAN HEALTH (HCFR, FIFTH THIRD BANK LOC)+/-ss            0.55        10/01/2041        2,735,000
     2,825,000   KENT MI HOSPITAL FINANCE AUTHORITY SPECTRUM
                 HEALTH SERIES B (HCFR)                                        5.00        07/15/2011        2,934,017
    38,950,000   KENT MI HOSPITAL FINANCE AUTHORITY SPECTRUM
                 HEALTH SERIES B 2 (HCFR)+/-ss                                 0.35        01/15/2047       38,950,000
     5,640,000   MICHIGAN HEFA LIMITED OBLIGATION DAVENPORT
                 UNIVERSITY (COLLEGE &
                 UNIVERSITY REVENUE, FIFTH THIRD BANK LOC)+/-ss                0.55        06/01/2034        5,640,000
       850,000   MICHIGAN HEFA LIMITED OBLIGATION DAVENPORT
                 UNIVERSITY (COLLEGE & UNIVERSITY
                 REVENUE, FIFTH THIRD BANK LOC)+/-ss                           0.55        01/01/2036          850,000
    22,000,000   MICHIGAN MUNICIPAL BOARD AUTHORITY SERIES B
                 (OTHER REVENUE)                                               5.00        03/21/2011       22,018,920
    34,000,000   MICHIGAN MUNICIPAL BOARD AUTHORITY STUDENT AID
                 NOTES SERIES D (OTHER REVENUE)                                9.50        08/20/2010       33,972,120
     1,000,000   MICHIGAN STATE BUILDING AUTHORITY SERIES 1 (LEASE
                 REVENUE)                                                      5.00        10/15/2010        1,012,080
       250,000   MICHIGAN STATE BUILDING AUTHORITY SERIES 1 (LEASE
                 REVENUE)                                                      3.00        10/15/2011          255,590
     6,675,000   MICHIGAN STATE BUILDING AUTHORITY SERIES 1 (LEASE
                 REVENUE)                                                      5.00        10/15/2011        6,994,666
     7,100,000   MICHIGAN STATE COMPREHENSIVE TRANSITION (FSA
                 INSURED)+/-ss                                                 0.51        05/15/2023        7,100,000
     1,900,000   MICHIGAN STATE COP SERIES A (LEASE REVENUE,
                 NATL-RE INSURED)+/-ss                                         4.25        09/01/2031        1,904,769
     3,250,000   MICHIGAN STATE COP SERIES A (LEASE REVENUE,
                 NATL-RE INSURED)+/-ss                                         5.00        09/01/2031        3,286,823
    15,000,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY
                 HEALTHCARE EQUIPMENT LOAN PROGRAM
                 SERIES C SUBSERIES C-12 (HCFR, FIFTH THIRD BANK
                 LOC)+/-ss                                                     0.50        12/01/2032       15,000,000
       800,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY
                 HEALTHCARE EQUIPMENT LOAN PROGRAM
                 SERIES C SUBSERIES C-16 (HCFR, FIFTH THIRD BANK
                 LOC)+/-ss                                                     0.50        12/01/2032          800,000
     7,500,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY HEALTHCARE
                 EQUIPMENT LOAN PROGRAM SERIES C SUBSERIES C-17
                 (HCFR, FIFTH THIRD BANK LOC)+/-ss                             0.50        12/01/2032        7,500,000
     4,000,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY HEALTHCARE
                 EQUIPMENT LOAN PROGRAM SERIES C SUBSERIES C-18 (HCFR,
                 FIFTH THIRD BANK LOC)+/-ss                                    0.50        12/01/2032        4,000,000

                104 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
MICHIGAN (continued)
$    7,500,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY
                 HEALTHCARE EQUIPMENT LOAN PROGRAM SERIES C
                 SUBSERIES C-22 (HCFR, FIFTH THIRD BANK LOC)+/-ss             0.50%        12/01/2032   $    7,500,000
     7,500,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY
                 HEALTHCARE EQUIPMENT LOAN PROGRAM SERIES C SUBSERIES
                 C-24 (HCFR, FIFTH THIRD BANK LOC)+/-ss                       0.50         12/01/2032        7,500,000
     4,715,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY
                 HEALTHCARE LOAN PROGRAM SERIES C
                 (HOSPITAL REVENUE, FIFTH THIRD BANK LOC)+/-ss                0.50         12/01/2032        4,715,000
     4,000,000   MICHIGAN STATE HOUSING DEVELOPMENT AUTHORITY
                 SERIES C (HOUSING REVENUE)                                   3.15         12/01/2010        4,013,000
     7,750,000   MICHIGAN STATE STRATEGIC FUND LIMITED OBLIGATION
                 DETROIT EDITION (ELECTRICAL POWER REVENUE)+/-ss              3.05         08/01/2024        7,899,110
     5,000,000   MICHIGAN STATE STRATEGIC FUND LIMITED OBLIGATION
                 DETROIT FUND POLLUTION SERIES AA (UTILITIES REVENUE,
                 NATL-RE FIGC INSURED)                                        6.95         05/01/2011        5,220,950
     3,320,000   MICHIGAN STATE STRATEGIC FUND LIMITED OBLIGATION
                 ADJUSTED REFUNDING DOW CHEMICAL PROJECT SERIES J-A-2
                 (IDR)+/-ss                                                   5.50         12/01/2028        3,472,952
     3,000,000   MICHIGAN STATE STRATEGIC FUND LIMITED OBLIGATION
                 WASTE MANAGEMENT (SOLID WASTE REVENUE)+/-ss                  1.00         12/01/2013        3,000,540
     1,500,000   MICHIGAN STATE STRATEGIC FUND LIMITED OBLIGATION
                 WESTERN MICHIGAN CHRISTIAN (OTHER REVENUE)+/-ss              0.55         07/01/2028        1,500,000
     1,000,000   MICHIGAN STATE STRATEGIC FUND WASTE MANAGEMENT
                 INCORPORATED PROJECT (RESOURCE RECOVERY REVENUE)+/-ss        4.63         12/01/2012        1,035,000
    29,600,000   OAKLAND UNIVERSITY OF MICHIGAN REFUNDING (COLLEGE
                 & UNIVERSITY REVENUE, ALLIED IRISH BANKS PLC LOC)+/-ss       3.49         03/01/2031       29,600,000
    23,755,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS 4098
                 (FUEL SALES TAX REVENUE, FSA INSURED)+/-ss                   0.56         11/01/2020       23,755,000
     1,845,000   SAGINAW VALLEY STATE UNIVERSITY MICHIGAN SERIES A
                 (COLLEGE & UNIVERSITY REVENUE)                               4.00         07/01/2011        1,896,715
     2,255,000   WAYNE CHARTER COUNTY MI DETROIT METROPOLITAN WAYNE
                 COUNTY AIRPORT (AIRPORT REVENUE, NATL-RE INSURED)            5.00         12/01/2011        2,329,099
    12,000,000   WAYNE CHARTER COUNTY MI DETROIT METROPOLITAN WAYNE
                 COUNTY AIRPORT SERIES A (AIRPORT REVENUE,
                 NATL-RE INSURED)                                             5.25         12/01/2010       12,092,760
     9,370,000   WAYNE CHARTER COUNTY MI DETROIT METROPOLITAN WAYNE
                 COUNTY AIRPORT SERIES A (AIRPORT REVENUE,
                 NATL-RE INSURED)                                             5.25         12/01/2011        9,445,147
     5,500,000   WAYNE CHARTER COUNTY MI DETROIT METROPOLITAN WAYNE
                 COUNTY AIRPORT SERIES A (AIRPORT REVENUE, NATL-RE
                 INSURED)                                                     5.25         12/01/2012        5,544,110
     1,000,000   WAYNE CHARTER COUNTY MI DETROIT METROPOLITAN WAYNE
                 COUNTY AIRPORT SERIES B (AIRPORT REVENUE,
                 NATL-RE INSURED)                                             5.25         12/01/2010        1,007,730
     1,000,000   WESTERN TOWNSHIPS MI UTILITIES AUTHORITY SEWAGE
                 DISPOSAL SYSTEM (PROPERTY TAX REVENUE)                       3.00         01/01/2011        1,010,760
     1,000,000   WESTERN TOWNSHIPS MI UTILITIES AUTHORITY SEWAGE
                 DISPOSAL SYSTEM (PROPERTY TAX REVENUE)                       3.00         01/01/2012        1,030,060

                                                                                                           316,308,231
                                                                                                        -------------
MINNESOTA: 0.46%
    10,900,000   MINNEAPOLIS & ST. PAUL MN HOUSING & RDA HEALTHSPAN
                 SERIES B (HCFR, AMBAC INSURED)+/-ss(a)(m)(n)                 0.48         11/15/2017       10,282,453
     3,000,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS
                 COMMISSION SERIES B (AIRPORT REVENUE)                        5.00         01/01/2012        3,155,460
     4,765,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS
                 COMMISSION SERIES B (AIRPORT REVENUE)                        5.00         01/01/2013        5,108,652
       465,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS
                 COMMISSION SERIES D (AIRPORT REVENUE,
                 NATL-RE FGIC INSURED)                                        5.75         01/01/2013          474,244
     4,060,000   ROSEVILLE MN PRIVATE SCHOOL FACILITIES REVENUE
                 NORTHWESTERN COLLEGE PROJECT
                 (EDUCATIONAL FACILITIES REVENUE, MARSHALL & ILSLEY
                 BANK LOC)+/-ss                                               1.50         11/01/2022        4,060,000
     1,500,000   ROSEVILLE MN ROSEPOINTE I PROJECT SERIES C
                 (HOUSING REVENUE)                                            8.00         12/01/2033        1,546,020
     1,100,000   ST. PAUL MN HOUSING & RDA ALLINA HEALTH SYSTEM
                 SERIES A-1 (HCFR)                                            4.00         11/15/2010        1,111,990
     1,300,000   ST. PAUL MN HOUSING & RDA ALLINA HEALTH SYSTEM
                 SERIES A-1 (HCFR)                                            4.00         11/15/2011        1,348,386
     1,400,000   ST. PAUL MN HOUSING & RDA ALLINA HEALTH SYSTEM
                 SERIES A-1 (HCFR)                                            5.00         11/15/2012        1,508,766

                Wells Fargo Advantage Municipal Income Funds 105


Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
MINNESOTA (continued)
$    1,500,000   ST. PAUL MN HOUSING & RDA ALLINA HEALTH SYSTEM SERIES
                 A-1 (HCFR)                                                   5.00%        11/15/2013   $    1,640,625
     2,960,000   ST. PAUL MN PORT AUTHORITY SERIES N-1 (IDR, US BANK
                 NA LOC)+/-ss                                                 3.25         02/01/2028        3,000,286

                                                                                                            33,236,882
                                                                                                        --------------
MISSISSIPPI: 1.13%
     3,225,000   JACKSON STATE UNIVERSITY MI EDUCATIONAL BUILDING
                 CORPORATION CAMPUS FACILITIES PROJECT (LEASE
                 REVENUE)+/-ss                                                5.00         03/01/2034        3,326,072
    14,000,000   MISSISSIPPI BUSINESS FINANCE CORPORATION COAST
                 ELECTRIC POWER ASSOCIATION SERIES C (ELECTRIC
                 REVENUE)+/-ss                                                1.00         05/01/2037       13,997,760
     9,355,000   MISSISSIPPI BUSINESS FINANCE CORPORATION DDR GULF
                 SHIP LLC PROJECT PHASE III (IDR, REGIONS BANK LOC)+/-ss      1.50         06/01/2028        9,355,000
    12,000,000   MISSISSIPPI BUSINESS FINANCE CORPORATION DDR GULF
                 SHIP LLC PROJECT (OTHER REVENUE, REGIONS BANK LOC)+/-ss      1.50         06/01/2026       12,000,000
     6,495,000   MISSISSIPPI BUSINESS FINANCE CORPORATION HATTIESBURG
                 CLINIC (HCFR, REGIONS BANK LOC)+/-ss                         1.50         11/01/2026        6,495,000
    30,400,000   MISSISSIPPI BUSINESS FINANCE CORPORATION HATTIESBURG
                 PROJECT A (IDR, MARSHALL & ILSLEY BANK LOC)+/-ss             1.50         10/01/2033       30,400,000
     5,520,000   MISSISSIPPI BUSINESS FINANCE CORPORATION TRI STATE
                 TRUCK CENTER INCORPORATED PROJECT
                 (OTHER REVENUE, REGIONS BANK LOC)+/-ss                       1.50         03/01/2033        5,520,000
       750,000   MISSISSIPPI DEVELOPMENT BANK SPECIAL OBLIGATION
                 LIMITED TAX NOTE SERIES B-1 (HCFR, ASSURED GUARANTY)         3.00         07/01/2011          765,310

                                                                                                            81,859,142
                                                                                                        --------------
MISSOURI: 0.96%
     1,395,000   KANSAS CITY MO SCHOOL DISTRICT BUILDING CORPORATION
                 SERIES A (LEASE REVENUE, NATL-RE FGIC INSURED)               5.00         02/01/2011        1,417,557
     1,000,000   KANSAS CITY MO SERIES E (TAX REVENUE)##                      2.02         02/01/2012          968,260
    21,600,000   MISSOURI STATE HIGHWAY & TRANSPORTATION COMMISSION
                 MULTI MODAL THIRD LIEN B2 (TOLL ROAD REVENUE, STATE
                 STREET B&T COMPANY LOC)+/-ss                                 0.19         05/01/2015       21,600,000
     1,030,000   MISSOURI STATE SINGLE FAMILY HOMEOWNER LOAN SERIES C1
                 (HOUSING REVENUE LOC, GNMA/FNMA INSURED)                     7.15         03/01/2032        1,058,541
       470,000   ST. LOUIS MO FLOATERS SERIES 004 (AIRPORT REVENUE,
                 FSA INSURED, DEXIA CREDIT LOCAL LOC)+/-ss                    0.36         07/01/2026          470,000
    37,775,000   ST. LOUIS MO FLOATERS SERIES 3431(AIRPORT REVENUE,
                 NATL-RE INSURED)+/-ss                                        0.56         07/01/2017       37,775,000
     1,000,000   ST. LOUIS MO LAMBERT ST. LOUIS INTERNATIONAL AIRPORT
                 SERIES A 2 (AIRPORT REVENUE)                                 4.00         07/01/2010        1,000,070
     2,000,000   ST. LOUIS MO LAMBERT ST. LOUIS INTERNATIONAL AIRPORT
                 SERIES A 2 (AIRPORT REVENUE)                                 4.00         07/01/2011        2,045,840
     3,250,000   ST. LOUIS MUNICIPAL FINANCE CORPORATION CONVENTION
                 CENTER PROJECT (LEASE REVENUE, AMBAC INSURED)                5.25         07/15/2010        3,254,130

                                                                                                            69,589,398
                                                                                                        --------------
NEBRASKA: 0.56%
     4,830,000   CENTRAL PLAINS NE ENERGY PROJECT # 1 SERIES A
                 (NATURAL GAS REVENUE)                                        5.00         12/01/2011        5,025,325
     7,140,000   CENTRAL PLAINS NE ENERGY PROJECT # 1 SERIES A
                 (NATURAL GAS REVENUE)                                        5.00         12/01/2012        7,530,201
    19,280,000   CENTRAL PLAINS NE ENERGY PROJECT # 1 SERIES A
                 (NATURAL GAS REVENUE)                                        5.00         12/01/2013       20,322,277
     6,600,000   CENTRAL PLAINS NE ENERGY PROJECT # 1 SERIES A
                 (NATURAL GAS REVENUE)                                        5.00         12/01/2014        6,859,050
       975,000   CENTRAL PLAINS NE ENERGY PROJECT # 1 SERIES A
                 (NATURAL GAS REVENUE)+/-ss                                   0.67         12/01/2010          966,469

                                                                                                            40,703,322
                                                                                                        --------------
NEVADA: 0.67%
       200,000   CLARK COUNTY NV AIRPORT IMPROVEMENT REVENUE SERIES A
                 (AIRPORT REVENUE, NATL-RE INSURED)+/-ss                      1.50         07/01/2012          200,000
     8,250,000   CLARK COUNTY NV AIRPORT ROCS-RR-II-R-11823 (AIRPORT
                 REVENUE)+/-ss                                                0.41         01/01/2018        8,250,000
     4,000,000   CLARK COUNTY NV AIRPORT SERIES A (PROPERTY TAX
                 REVENUE)+/-ss                                                0.30         07/01/2027        4,000,000
     7,500,000   CLARK COUNTY NV AIRPORT SUB LIEN SERIES A-1 (AIRPORT
                 REVENUE, AGM INSURED)                                        5.00         07/01/2012        7,979,175
     3,000,000   CLARK COUNTY NV AIRPORT SUB LIEN SERIES B-1 (AIRPORT
                 REVENUE, AGM INSURED)+/-ss                                   0.33         07/01/2022        3,000,000

                106 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
NEVADA (continued)
$   14,085,000   CLARK COUNTY NV ECONOMIC DEVELOPMENT BISHOP GORMAN
                 HIGH SCHOOL PROJECT
                 (PRIVATE SCHOOL REVENUE, ALLIED IRISH BANKS PLC
                 LOC)+/-ss                                                     3.11%      02/01/2036   $   14,085,000
     2,650,000   CLARK COUNTY NV NEVADA POWER COMPANY PCR PROJECT
                 SERIES D (IDR, ACA INSURED)                                   5.30       10/01/2011        2,649,974
     1,960,000   CLARK COUNTY NV PASSENGER FACILITIES CHARGE LAS
                 VEGAS-MCCARRAN AIRPORT
                 (AIRPORT REVENUE, NATL-RE INSURED)                            5.25       07/01/2011        2,036,381
     1,000,000   CLARK COUNTY NV SUB LIEN SERIES A-1 (AIRPORT REVENUE,
                 AMBAC INSURED)                                                5.00       07/01/2012        1,053,980
     1,000,000   CLARK COUNTY NV SUB LIEN SERIES A-1 (AIRPORT REVENUE,
                 NATL-RE FGIC INSURED)                                         5.25       07/01/2012        1,058,850
       855,000   NEVADA HOUSING DIVISION SERIES B (SFHR)                       4.80       10/01/2031          886,079
       750,000   SPARKS NV REDEVELOPMENT AGENCY TAX INCREMENT AREA
                 NUMBER 1 (TAX REVENUE)                                        4.00       01/15/2011          756,548
       750,000   SPARKS NV REDEVELOPMENT AGNECY TAX INCREMENT AREA
                 NUMBER 1 (TAX REVENUE)                                        4.00       01/15/2012          767,513
     1,405,000   SPARKS NV REDEVELOPMENT AGNECY TAX INCREMENT AREA
                 NUMBER 1 (TAX REVENUE)                                        4.00       01/15/2013        1,446,181

                                                                                                           48,169,681
                                                                                                       --------------
NEW HAMPSHIRE: 0.54%
     2,410,000   MANCHESTER NH SERIES B (AIRPORT REVENUE)                      5.00       01/01/2011        2,450,512
     6,000,000   NEW HAMPSHIRE BUSINESS FINANCE AUTHORITY REFUNDING THE
                 UNITED ILLUMINATING SERIES A (PCR)+/-ss                       6.88       12/01/2029        6,377,520
    13,165,000   NEW HAMPSHIRE BUSINESS FINANCE AUTHORITY THE UNITED
                 ILLUMINATING COMPANY PROJECT (PCR)+/-ss                       7.13       07/01/2027       13,850,107
    15,750,004   NEW HAMPSHIRE HEFA SERIES 11819 (OTHER REVENUE)+/-ss          0.33       10/01/2017       15,750,000
       930,000   NEW HAMPSHIRE HEFA SOUTHEASTERN REGIONAL EDUCATIONAL
                 SERVICES (PRIVATE SCHOOLS REVENUE, OCEAN NATIONAL BANK
                 LOC)+/-ss                                                     3.95       11/01/2036          957,389

                                                                                                           39,385,528
                                                                                                       --------------
NEW JERSEY: 3.36%
       305,000   CAMDEN COUNTY NJ IMPROVEMENT AUTHORITY SERIES A (LEASE
                 REVENUE, ASSURED GUARANTY)                                    4.00       12/01/2011          319,655
     2,075,000   CAMDEN COUNTY NJ IMPROVEMENT AUTHORITY SERIES A (LEASE
                 REVENUE, ASSURED GUARANTY)                                    4.00       12/01/2012        2,232,119
     1,210,000   GLOUCESTER COUNTY NJ IMPROVEMENT AUTHORITY WASTE
                 MANAGEMENT INCORPORATED
                 PROJECT B (RESOURCE RECOVERY REVENUE)+/-ss                    3.38       12/01/2029        1,223,915
     8,560,000   NEW JERSEY EDA CIGARETTE TAX (TOBACCO & LIQUOR TAXES
                 REVENUE, FGIC INSURED)                                        5.00       06/15/2011        8,696,874
    11,100,000   NEW JERSEY EDA EL DORADO SERIES A (OTHER REVENUE)+/-ss        0.88       12/01/2021       11,100,000
     5,230,000   NEW JERSEY HFFA AHS HOSPITAL CORPORATION SERIES A
                 (HCFR)                                                        5.00       07/01/2010        5,230,523
     2,000,000   NEW JERSEY HFFA CATHOLIC HEALTHCARE EAST (HCFR)               2.00       11/15/2010        2,004,860
     2,000,000   NEW JERSEY HFFA CATHOLIC HEALTHCARE EAST (HCFR)               2.00       11/15/2011        2,012,720
     1,490,000   NEW JERSEY HFFA CATHOLIC HEALTHCARE EAST (HCFR)               5.00       11/15/2012        1,592,780
     1,880,000   NEW JERSEY STATE EDUCATIONAL FACILITIES AUTHORITY
                 RIDER UNIVERSITY (COLLEGE & UNIVERSITY REVENUE, RADIAN
                 LOC)                                                          5.00       07/01/2010        1,880,169
     1,970,000   NEW JERSEY STATE EDUCATIONAL FACILITIES AUTHORITY
                 RIDER UNIVERSITY (COLLEGE & UNIVERSITY REVENUE,
                 RADIAN LOC)                                                   5.00       07/01/2011        2,032,075
    38,760,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY
                 STUDENT LOAN SERIES
                 FFELP-CLASS A-1 (STUDENT LOAN REVENUE)+/-ss                   0.69       06/01/2020       38,663,100
    55,000,000   NEW JERSEY STATE TURNPIKE AUTHORITY C-1 (OTHER
                 REVENUE)+/-ss                                                 0.33       01/01/2024       55,000,000
     1,000,000   NEW JERSEY STATE TURNPIKE AUTHORITY SERIES C-2 (TOLL
                 ROAD REVENUE, AGM INSURED)+/-ss                               0.28       01/01/2024        1,000,000
     2,230,000   NEW JERSEY STATE TURNPIKE AUTHORITY SERIES D (TOLL
                 ROAD REVENUE, NATL-RE INSURED,
                 SOCIETE GENERALE LOC)+/-ss                                    0.29       01/01/2018        2,230,000
     1,055,000   NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY
                 PUTTABLE FLOATING OPTION
                 TAX-EXEMPT RECEIPTS 109 (TRANSIT REVENUE, FGIC
                 INSURED)+/-ss                                                 0.60       12/15/2030        1,055,000
     9,100,000   NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY
                 PUTTABLE FLOATING OPTION
                 TAX-EXEMPT RECEIPTS 2363 (TRANSIT REVENUE, FGIC
                 INSURED)+/-ss                                                 0.56       06/15/2023        9,100,000
    35,000,000   NEWARK NJ TAX ANTICIPATION NOTES SERIES H (OTHER
                 REVENUE)                                                      4.00       03/15/2011       35,257,600
     1,500,000   NEWARK NJ TAX APPEAL NOTES SERIES H (PROPERTY TAX
                 REVENUE)                                                      3.25       12/16/2010        1,504,350
     1,100,000   PERTH AMBOY NJ BOARD OF EDUCATION COP (LEASE REVENUE,
                 ASSURED GUARANTY)                                             3.00       12/15/2011        1,122,715

                Wells Fargo Advantage Municipal Income Funds 107


Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
NEW JERSEY (continued)
$   23,630,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS
                 4003 ESSEX COUNTY
                 (OTHER REVENUE, AMBAC INSURED)+/-ss                           0.56%      12/15/2021    $  23,630,000
    36,095,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS
                 4036 (TOLL ROAD REVENUE, AMBAC INSURED)+/-ss                  0.49       01/01/2025       36,095,000

                                                                                                          242,983,455
                                                                                                       --------------
NEW MEXICO: 0.15%
     1,000,000   GALLUP NM PCR TRI-STATE GENERATION (OTHER REVENUE, AMBAC
                 INSURED)                                                      5.00       08/15/2010        1,003,690
     1,170,000   NEW MEXICO MORTGAGE FINANCE AUTHORITY VILLA
                 ALEGRE SERIES A (HOUSING REVENUE, FHA INSURED)                1.75       09/01/2012        1,178,857
     8,930,007   PUEBLO OF SANDIA NM (OTHER REVENUE)+/-ss                      1.81       03/01/2015        8,930,000

                                                                                                           11,112,547
                                                                                                       --------------
NEW YORK: 1.90%
       150,000   CHAUTAUQUA COUNTY NY IDAG JAMESTOWN COMMUNITY SERIES A
                 (COLLEGE & UNIVERSITY REVENUE, CITIZENS BANK
                 NA LOC)+/-ss                                                  0.49       08/01/2027          150,000
     2,930,000   GUILDERLAND NY IDA WILDWOOD PROJECT SERIES A
                 (OTHER REVENUE, KEYBANK NA LOC)+/-ss                          0.48       07/01/2032        2,930,000
     9,000,000   LONG ISLAND POWER AUTHORITY SERIES D
                 (UTILITIES REVENUE, AGM INSURED)+/-ss                         0.25       12/01/2029        9,000,000
       450,000   LONG ISLAND POWER AUTHORITY SERIES L
                 (UTILITIES REVENUE, FSA INSURED)+/-ss                         0.27       12/01/2029          450,000
     1,290,000   MONROE COUNTY NY GREATER ROCHESTER INTERNATIONAL AIRPORT
                 (AIRPORT REVENUE, NATL-RE INSURED)                            5.25       01/01/2011        1,307,944
     3,515,000   NEW YORK CITY NY IDAG TERMINAL ONE GROUP ASSOCIATION
                 PROJECT (LEASE REVENUE)                                       5.00       01/01/2011        3,566,249
     1,785,000   NEW YORK NY IDAG CAPITAL APPRECIATION YANKEE STADIUM
                 PILOT
                 (RECREATIONAL FACILITIES REVENUE, ASSURED GUARANTY)##         1.52       03/01/2011        1,766,882
     5,300,000   NEW YORK NY SUBSERIES C-4 (PROPERTY TAX
                 REVENUE, AGM INSURED)+/-ss                                    0.49       01/01/2032        5,300,000
     6,400,000   NEW YORK NY SUBSERIES H-6 (PROPERTY TAX REVENUE,
                 NATL-RE INSURED)+/-ss                                         0.25       08/01/2013        6,400,000
     5,975,000   NEW YORK STATE DORMITORY AUTHORITY FORDHAM UNIVERSITY
                 SERIES A-2
                 (COLLEGE & UNIVERSITY REVENUE, ALLIED IRISH BANK PLC
                 LOC)+/-ss                                                     1.70       07/01/2032        5,975,000
       250,000   NEW YORK STATE DORMITORY AUTHORITY NON STATE
                 SUPPORTED DEBT EDUCATIONAL
                 HOUSING SERVICES CUNY (COLLEGE & UNIVERSITY REVENUE)          5.00       07/01/2011          258,563
     7,980,000   NEW YORK STATE DORMITORY AUTHORITY PUTTABLE
                 FLOATION OPTION TAX-EXEMPT
                 RECEIPTS 3675 (INCOME TAX REVENUE, AMBAC
                 INSURED)+/-ss                                                 0.56       03/15/2028        7,980,000
     2,350,000   NEW YORK STATE DORMITORY AUTHORITY SERIES B
                 (UNIVERSITY & COLLEGE REVENUE)+/-ss                           5.25       11/15/2023        2,527,096
     1,175,000   NEW YORK STATE ENERGY R&D AUTHORITY PCR KEYSPAN
                 GENERATION SERIES A
                 (IDR, AMBAC INSURED)+/-ss                                     1.95       10/01/2028        1,175,000
     1,900,000   NEW YORK STATE ENVIRONMENTAL FACILITIES CORPORATION
                 WASTE MANAGEMENT PROJECT SERIES A (IDR)+/-ss                  4.55       05/01/2012        1,935,435
     3,025,000   NEW YORK STATE GOOD SAMARITAN HOSPITAL MEDICAL
                 CENTER SERIES A (HCFR, NATL-RE INSURED)                       5.70       07/01/2013        3,047,869
    10,900,000   NEW YORK STATE MORTGAGE AGENCY SERIES 153
                 (HOUSING REVENUE)+/-ss                                        0.37       04/01/2047       10,900,000
       310,000   NEW YORK STATE URBAN DEVELOPMENT CAPITAL APPRECIATION
                 STATE OFFICE SERIES S
                 (LEASE REVENUE)##                                             1.31       01/01/2011          307,926
    35,830,000   NEW YORK STATE URBAN DEVELOPMENT CORPORATION COP
                 (OTHER REVENUE)                                               5.88       02/01/2013       36,103,025
     1,400,000   NIAGRA COUNTY NY IDA SOLID WASTE DISPOSAL
                 SERIES A REFUNDING (IDR)+/-ss                                 5.45       11/15/2026        1,436,554
     4,000,000   PULASKI NY CENTRAL SCHOOL DISTRICT BOND ANTICIPATION
                 NOTES (PROPERTY TAX REVENUE, STATE AID WITHHOLDING)           3.00       08/13/2010        4,006,800
     9,370,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS
                 4291 (OTHER REVENUE)+/-ss                                     0.63       06/01/2031        9,370,000
    10,433,000   ROCKLAND COUNTY NY BOARD ANTICIPATION NOTES SERIES B
                 (GO)                                                          1.50       04/22/2011       10,437,382
     3,345,000   TRIBOROUGH NY BRIDGE & TUNNEL AUTHORITY SERIES C
                 (TOLL ROAD REVENUE, BAYERISCHE LANDESBANK LOC)+/-ss           0.30       01/01/2032        3,345,000
     8,030,000   UTICA NY IDAG UTICA COLLEGE PROJECT SERIES B
                 (COLLEGE & UNIVERSITY REVENUE, CITIZENS BANK LOC)+/-ss        0.49       10/01/2034        8,030,000

                                                                                                          137,706,725
                                                                                                       --------------
NORTH CAROLINA: 1.45%
       250,000   ALBEMARLE NC HOSPITAL AUTHORITY (HCFR)                        5.00       10/01/2010          250,785
     1,100,000   NORTH CAROLINA CAPITAL FACILITIES FINANCE AGENCY JOHNSON
                 & WALES UNIVERSITY PROJECT SERIES A (COLLEGE &
                 UNIVERSITY REVENUE, XLCA INSURED)                             5.00       04/01/2011        1,123,452

                108 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
NORTH CAROLINA (continued)
$    5,810,000   NORTH CAROLINA EASTERN MUNICIPAL POWER AGENCY SERIES C
                 (ELECTRIC REVENUE, NATL-RE INSURED)                           7.00%     01/01/2013   $    6,255,278
    69,336,000   NORTH CAROLINA MEDICAL CARE COMMISSION CAROMONT
                 HEALTH (HCFR, ASSURED GUARANTY)+/-ss                          0.80       02/15/2035       69,336,000
     1,200,000   NORTH CAROLINA MEDICAL CARE COMMISSION CATHOLIC
                 HEALTH EAST (HCFR)                                            2.50       11/15/2011        1,220,208
     1,085,000   NORTH CAROLINA MEDICAL CARE COMMISSION CATHOLIC
                 HEALTH EAST (HCFR)                                            4.00       11/15/2012        1,142,831
     3,205,000   NORTH CAROLINA MEDICAL CARE COMMISSION FIRSTHEALTH
                 CAROLINA SERIES C (HCFR)                                      3.00       10/01/2012        3,301,695
     3,000,000   NORTH CAROLINA MEDICAL CARE COMMISSION NOVANT
                 HEALTH SERIES A (HCFR)+/-ss                                   0.55       11/01/2028        3,000,000
     3,000,000   NORTH CAROLINA MEDICAL CARE COMMISSION UNIVERSITY
                 HEALTH SYSTEM SERIES A2
                 (HCFR, BANK OF AMERICA NA LOC)+/-ss                           0.20       12/01/2028        3,000,000
    16,105,000   NORTH CAROLINA MEDICAL CARE COMMONWEALTH HEALTH
                 CARE FACILITIES DUKE UNIVERSITY HEALTH SYSTEM SERIES A
                 (HOSPITAL REVENUE)+/-ss                                       0.61       06/01/2039       16,105,000

                                                                                                          104,735,249
                                                                                                       --------------
NORTH DAKOTA: 0.10%
       875,000   FARGO ND MERITCARE OBLIGATED GROUP SERIES A (HCFR,
                 NATL-RE INSURED)                                              5.50       06/01/2011          888,466
     1,195,000   GRAND FORKS ND ALTRU HEALTH SYSTEM OBLIGATED GROUP
                 (HCFR, NATL-RE INSURED)                                       5.30       08/15/2010        1,198,107
       865,000   GRAND FORKS ND UNITED HOSPITAL OBLIGATED GROUP
                 (HCFR, NATL-RE INSURED)                                       6.63       12/01/2010          867,941
     4,000,000   NORTH DAKOTA RURAL WATER FINANCE CORPORATION PUBLIC
                 PROJECTS CONSTRUCTION NOTES SERIES A-2
                 (WATER REVENUE)+/-ss                                          0.75       10/01/2010        3,999,320

                                                                                                            6,953,834
                                                                                                       --------------
OHIO: 1.77%
     9,000,000   AKRON OH HEALTH BENEFITS CLAIM BOND ANTICIPATION
                 NOTES (INCOME TAX REVENUE)                                    1.75       03/17/2011        9,007,650
    13,367,732   AUSTINTOWN OHIO LOCAL SCHOOL DISTRICT IMPROVEMENT (GO)        2.50       11/17/2010       13,413,450
     2,300,000   BLUE ASH OHIO URSULINE ACADEMY PROJECT (OTHER
                 REVENUE, FIFTH THIRD BANK LOC)+/-ss                           0.55       06/01/2031        2,300,000
     1,600,000   CLEVELAND OHIO COP CLEVELAND STADIUM PROJECT SERIES
                 A REFUNDING (LEASE REVENUE)                                   2.00       11/15/2010        1,603,504
     1,545,000   CLEVELAND OHIO COP CLEVELAND STADIUM PROJECT SERIES
                 A REFUNDING (LEASE REVENUE)                                   4.00       11/15/2011        1,595,506
    14,795,000   CLEVELAND OHIO WATER SERIES B (WATER REVENUE,
                 ALLIED IRISH BANKS PLC LOC)+/-ss                              2.50       01/01/2033       14,795,000
     1,105,000   CUYAHOGA COUNTY OH UNIVERSITY HOSPITAL HEALTH
                 SYSTEM PROJECT SERIES A (HCFR)                                5.50       01/15/2011        1,108,426
     1,120,000   HAMILTON COUNTY OH EDR STATE XAVIER HIGH SCHOOL
                 PROJECT (PRIVATE SCHOOLS REVENUE,
                 FIFTH THIRD BANK LOC)+/-ss                                    0.55       04/01/2028        1,120,000
     3,800,000   LORAIN OHIO PORT AUTHORITY HORIZON ACTIVITIES
                 CENTER PROJECT
                 (OTHER REVENUE, FIFTH THIRD BANK LOC)+/-ss                    0.55       07/01/2028        3,800,000
     7,140,000   MONTGOMERY COUNTY OH CATHOLIC HEALTH SERIES B
                 (HCFR)+/-ss                                                   5.00       05/01/2029        7,830,724
     3,000,000   MONTGOMERY COUNTY OH CATHOLIC HEALTH SERIES C-2
                 (HCFR)+/-ss                                                   4.10       10/01/2041        3,108,570
    13,500,000   OHIO STATE AIR QUALITY DEVELOPMENT AUTHORITY POWER
                 PROJECT (ELECTRIC,
                 POWER & LIGHT REVENUE, NATL-RE INSURED)+/-ss                  4.85       08/01/2040       14,053,635
     2,700,000   OHIO STATE HIGHER EDUCATIONAL FACILITIES ASHLAND
                 UNIVERSITY PROJECT (LEASE REVENUE)                            2.50       09/01/2010        2,700,081
     1,860,000   OHIO STATE HIGHER EDUCATIONAL FACILITIES ASHLAND
                 UNIVERSITY PROJECT (LEASE REVENUE)                            4.25       09/01/2011        1,861,581
     5,500,000   OHIO STATE WATER DEVELOPMENT AUTHORITY PCR FIRST
                 ENERGY SERIES B
                 (RESOURCE RECOVERY REVENUE)+/-ss                              3.00       10/01/2033        5,543,890
     5,900,000   OHIO STATE WATER DEVELOPMENT AUTHORITY PCR
                 FIRSTENERGY SERIES A
                 (WATER REVENUE)+/-ss                                          4.75       08/01/2029        6,084,316
     4,500,000   OHIO STATE WATER DEVELOPMENT AUTHORITY SOLID WASTE
                 MANAGEMENT INCORPORATED
                 PROJECT (RESOURCE RECOVERY)+/-ss                              1.50       06/01/2013        4,500,720
       310,000   OHIO STATE WATER DEVELOPMENT AUTHORITY WASTE
                 MANAGEMENT PROJECT
                 (RESOURCE RECOVERY REVENUE)+/-ss                              2.63       07/01/2021          310,335
       290,000   OLMSTED FALLS OH BOND ANTICIPATION NOTES FIRE
                 STATION (OTHER REVENUE)                                       2.50       08/18/2010          290,386
     1,865,000   OLMSTED FALLS OH BOND ANTICIPATION NOTES VARIOUS
                 PURPOSE IMPROVEMENT
                 (OTHER REVENUE)                                               2.50       08/18/2010        1,867,480
     1,130,000   PARMA HEIGHTS OH BOND ANTICIPATION NOTES (PROPERTY
                 TAX REVENUE)                                                  2.25       09/08/2010        1,131,469
    14,170,000   PUTTABLE FLOATING OPTION TAX EXEMPT RECEIPTS 567
                 (OTHER REVENUE,
                 NATL-RE INSURED)+/-ss                                         0.41       04/01/2026       14,170,000
     4,280,000   TOLEDO OH SPECIAL GO (OTHER REVENUE)                          4.00       06/01/2011        4,345,056
     4,497,000   WARRENSVILLE HEIGHTS OH ANTICIPATION NOTES SERIES 4
                 (PROPERTY TAX REVENUE)                                        2.75       09/16/2010        4,507,523

                Wells Fargo Advantage Municipal Income Funds 109


Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
OHIO (continued)
$    2,250,000   WARRENSVILLE HEIGHTS OH BOND ANTICIPATION NOTES
                 (OTHER REVENUE)                                               3.00%      02/03/2011   $    2,261,725
     2,183,936   WATERVILLE OH BOND ANTICIPATION NOTES (PROPERTY
                 TAX REVENUE)                                                  3.50       08/05/2010        2,186,295
     2,330,000   WOODLAWN OH COMMUNITY CENTER (PROPERTY TAX REVENUE)           4.00       11/24/2010        2,345,029

                                                                                                          127,842,351
                                                                                                       --------------
OKLAHOMA: 0.26%
     2,000,000   CLEVELAND COUNTY OK PUBLIC FACILITIES AUTHORITY
                 EDUCATIONAL FACILITIES
                 NORMAN PUBLIC SCHOOLS PROJECT (LEASE REVENUE)                 3.50       06/01/2012        2,073,260
     5,000,000   CLEVELAND COUNTY OK PUBLIC FACILITIES AUTHORITY
                 EDUCATIONAL FACILITIES NORMAN
                 PUBLIC SCHOOLS PROJECT (LEASE REVENUE)                        4.00       06/01/2013        5,296,300
     4,670,000   OKLAHOMA CITY AIRPORT TRUST LIEN 27TH SERIES B
                 (AIRPORT REVENUE, AGM INSURED)                                5.38       07/01/2011        4,686,765
     1,000,000   OKLAHOMA COUNTY OK FINANCE AUTHORITY PUTNAM CITY
                 PUBLIC SCHOOLS PROJECT
                 (LEASE REVENUE)                                               3.00       03/01/2011        1,011,230
     3,825,000   OKLAHOMA COUNTY OK FINANCE AUTHORITY PUTNAM CITY
                 PUBLIC SCHOOLS PROJECT
                 (LEASE REVENUE)                                               3.50       03/01/2012        3,937,799
       520,000   OKLAHOMA HOUSING FINANCE AGENCY SFMR HOMEOWNER
                 LOAN PROGRAM SERIES D2
                 (HOUSING REVENUE, GNMA/FNMA INSURED)                          7.10       09/01/2028          528,060
     1,000,000   TULSA COUNTY OK INDUSTRIAL AUTHORITY JENKS PUBLIC
                 SCHOOL (LEASE REVENUE)                                        5.00       09/01/2011        1,052,110
       175,000   TULSA OK AIRPORT IMPROVEMENT TRUST SERIES A
                 (AIRPORT REVENUE)                                             3.00       06/01/2011          177,249

                                                                                                           18,762,773
                                                                                                       --------------
OREGON: 0.55%
     4,000,000   GILLIAM COUNTY OR WASTE MANAGEMENT PROJECT
                 (RESOURCE RECOVERY REVENUE)+/-ss                              1.00       10/01/2018        3,999,846
        45,000   OREGON STATE HOUSING & COMMUNITY SERVICES
                 DEPARTMENT SERIES G (SFMR)                                    4.70       07/01/2025           44,199
    35,465,000   SALEM OR HOSPITAL FACILITY AUTHORITY SALEM
                 HOSPITAL PROJECT SERIES C
                 (OTHER REVENUE, ALLIED IRISH BANK PLC LOC)+/-ss               2.45       08/15/2036       35,465,000

                                                                                                           39,509,045
                                                                                                       --------------
PENNSYLVANIA: 6.93%
     5,200,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY PITTSBURGH
                 INTERNATIONAL AIRPORT
                 (AIRPORT REVENUE, NATL-RE INSURED)                            5.75       01/01/2011        5,285,228
     4,995,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY PITTSBURGH
                 INTERNATIONAL AIRPORT SERIES A
                 (AIRPORT REVENUE, NATL-RE INSURED)+/-ss                       4.00       01/01/2011        5,038,207
     3,520,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT
                 AUTHORITY HEALTH SYSTEM
                 WESTERN PENNSYLVANIA SERIES A (HCFR)                          5.00       11/15/2010        3,520,282
     6,275,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT
                 AUTHORITY UNIVERSITY OF PITTSBURGH
                 MEDICAL CENTRE SERIES A (HCFR)                                4.00       05/15/2012        6,591,448
    21,000,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT
                 AUTHORITY UNIVERSITY OF PITTSBURGH
                 MEDICAL CENTRE SERIES F (HCFR)+/-ss                           1.36       05/15/2038       21,000,000
     2,525,000   ALLEGHENY COUNTY PA IDA DUQUENSE LIGHT PCR
                 (ELECTRIC, POWER & LIGHT REVENUE,
                 AMBAC INSURED)+/-ss                                           4.05       09/01/2011        2,584,489
     7,000,000   ALLEGHENY COUNTY PA SANITATION AUTHORITY (SEWER
                 REVENUE, NATL-RE INSURED)                                     5.50       12/01/2020        7,201,460
     3,650,000   BEAVER COUNTY PA IDA PCR FIRSTENERGY SERIES B
                 (IDR)+/-ss                                                    3.00       10/01/2047        3,679,127
     2,795,000   BLAIR COUNTY PA ALTOONA REGIONAL HEALTH SYSTEM
                 (HCFR)                                                        4.00       11/15/2011        2,883,881
     2,865,000   BLAIR COUNTY PA ALTOONA REGIONAL HEALTH SYSTEM
                 (HCFR)                                                        4.00       11/15/2012        2,982,293
     1,315,000   BLAIR COUNTY PA ALTOONA REGIONAL HEALTH SYSTEM
                 (HCFR)                                                        4.00       11/15/2013        1,367,298
       685,000   DELAWARE COUNTY PA AUTHORITY NEUMANN COLLEGE
                 (COLLEGE & UNIVERSITY REVENUE)                                5.13       10/01/2011          711,681
     4,790,000   DELAWARE COUNTY PA IDA RESOURCE RECOVERY FACILITY
                 SERIES A
                 (RESOURCE RECOVERY REVENUE)                                   6.10       07/01/2013        4,795,030
    75,800,000   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY
                 MODE 1 (OTHER REVENUE, BAYERISCHE LANDESBANK LOC)+/-ss        0.30       08/01/2016       75,800,000
     4,300,000   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY
                 SERIES 1985 B (OTHER REVENUE, BAYERISCHE LANDESBANK
                 LOC)+/-ss                                                     0.29       12/01/2020        4,300,000
     5,000,000   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY
                 SERIES A (OTHER REVENUE, BAYERISCHE LANDESBANK LOC)+/-ss      0.29       12/01/2019        5,000,000

                110 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
PENNSYLVANIA (continued)
$    6,300,000   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY
                 SERIES A (OTHER REVENUE, BAYERISCHE LANDESBANK LOC)+/-ss      0.29%      12/01/2020   $    6,300,000
    31,800,000   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY
                 SERIES D (OTHER REVENUE,
                 BAYERISCHE LANDESBANK LOC)+/-ss                               0.29       12/01/2020       31,800,000
     1,165,000   ERIE COUNTY PA ST. VINCENTS HEALTH SERIES A (HCFR)            4.00       07/01/2011        1,179,190
     1,635,000   GALLERY CERTIFICATE TRUST PENNSYLVANIA (AUTO
                 PARKING REVENUE, FSA INSURED)                                 4.50       02/15/2013        1,639,235
     6,420,000   HARRISBURG PA AUTHORITY CAPITAL APPRECIATION
                 LIMITED OBLIGATION SERIES C
                 (RESOURCE RECOVERY REVENUE)##                                 4.29       12/15/2010        6,295,324
    20,400,000   HARRISBURG PA AUTHORITY RESOURCE RECOVERY
                 FACILITY SERIES D-1 (OTHER REVENUE, AGM INSURED)+/-ss         6.75       12/01/2033       20,659,284
     2,700,000   HARRISBURG PA AUTHORITY RESOURCES GUARANTEED
                 SUBORDINATED SERIES D-2
                 (HCFR, NATL-RE INSURED)+/-ss                                  5.00       12/01/2033        2,740,527
       890,000   LYCOMING COUNTY PA SUSQUEHANNA HEALTH SYSTEM
                 PROJECT A (HCFR)                                              4.00       07/01/2012          919,806
     1,185,000   MONTGOMERY COUNTY IDA ACTS RETIREMENT LIFE
                 COMMUNITY SERIES A-1 (HCFR)                                   5.00       11/15/2010        1,198,450
     1,000,000   NORTHAMPTON COUNTY PA GENERAL PURPOSE AUTHORITY
                 SAINT LUKES HOSPITAL PROJECT
                 SERIES A (HOSPITAL REVENUE)                                   3.00       08/15/2010        1,000,370
     1,000,000   NORTHAMPTON COUNTY PA GENERAL PURPOSE AUTHORITY
                 SAINT LUKES HOSPITAL PROJECT
                 SERIES A (HOSPITAL REVENUE)                                   4.00       08/15/2011        1,023,130
     5,680,000   PENNSYLVANIA EDFA ALBERT EINSTEIN HEALTHCARE
                 SERIES A (HCFR)                                               5.00       10/15/2011        5,842,107
     4,075,000   PENNSYLVANIA EDFA ALBERT EINSTEIN HEALTHCARE
                 SERIES A (HCFR)                                               5.00       10/15/2012        4,244,561
    10,300,000   PENNSYLVANIA EDFA COLVER PROJECT SERIES F
                 (RESOURCE RECOVERY REVENUE, AMBAC INSURED)                    4.50       12/01/2010       10,312,978
     8,755,000   PENNSYLVANIA EDFA COLVER PROJECT SERIES F
                 (RESOURCE RECOVERY REVENUE,
                 AMBAC INSURED)                                                5.00       12/01/2012        8,855,945
     9,150,000   PENNSYLVANIA EDFA COLVER PROJECT SERIES F
                 (RESOURCE RECOVERY REVENUE, AMBAC INSURED)                    5.00       12/01/2013        9,175,254
     5,400,000   PENNSYLVANIA EDFA COLVER PROJECT SERIES F
                 REFUNDING (RESOURCE RECOVERY REVENUE)                         4.50       12/01/2011        5,396,868
    10,285,000   PENNSYLVANIA EDFA MAIN LINE HEALTH (OTHER REVENUE)+/-ss       0.71       10/01/2027       10,156,438
    65,000,000   PENNSYLVANIA EDFA THOMAS JEFFERSON UNIVERSITY
                 HOSPITAL SYSTEM
                 (PROPERTY TAX REVENUE)+/-ss                                   0.70       10/01/2037       64,187,500
     7,700,000   PENNSYLVANIA EDFA WASTE MANAGEMENT INCORPORATED
                 PROJECT
                 (RESOURCE RECOVERY REVENUE)+/-ss                              2.63       12/01/2033        7,721,868
     3,040,000   PENNSYLVANIA STATE HEFAR ASSOCIATED INDEPENDENT
                 COLLEGES SERIES 13
                 (COLLEGE & UNIVERSITY REVENUE)+/-ss                           2.13       11/01/2031        3,040,000
     7,390,000   PENNSYLVANIA STATE HEFAR HONEYSUCKLE STUDENT
                 HOLDING SERIES A
                 (COLLEGE & UNIVERSITY REVENUE, ALLIED IRISH BANK
                 PLC LOC)+/-ss                                                 1.90       07/01/2034        7,390,000
     3,000,000   PENNSYLVANIA STATE HEFAR UNIVERSITY OF PITTSBURGH
                 MEDICAL CENTRE SERIES E (HCFR)                                3.50       05/15/2012        3,120,180
     7,905,000   PENNSYLVANIA STATE HEFAR UNIVERSITY OF PITTSBURGH
                 MEDICAL CENTRE SERIES E (HCFR)                                3.50       05/15/2013        8,288,867
     2,750,000   PENNSYLVANIA STATE HIGHER EDUCATION ASSISTANCE
                 AGENCY CAPITAL ACQUISITION
                 (OTHER REVENUE, NATLE-RE OF AGENCY INSURED)                   6.13       12/15/2020        2,807,723
    10,000,000   PENNSYLVANIA STATE HIGHER EDUCATION ASSISTANCE
                 AGENCY CAPITAL ACQUISITION
                 (OTHER REVENUE, NATLE-RE OF AGENCY INSURED)                   5.88       12/15/2025       10,198,500
     2,680,000   PENNSYLVANIA STATE ST. JOSEPHS UNIVERSITY SERIES
                 A (COLLEGE & UNIVERSITY REVENUE,
                 ALLIED IRISH BANK PLC)+/-ss                                   2.50       07/15/2036        2,680,000
    51,900,000   PENNSYLVANIA STATE TURNPIKE COMMISSION SERIES B-2
                 (TOLL ROAD REVENUE,
                 BANK OF AMERICA NA LOC)+/-ss                                  0.26       12/01/2038       51,900,000
    14,500,000   PENNSYLVANIA STATE TURNPIKE COMMISSION SERIES C
                 (TOLL ROAD REVENUE)+/-ss                                      0.93       12/01/2012       14,500,000
    15,000,000   PENNSYLVANIA STATE TURNPIKE COMMISSION SERIES C
                 (TOLL ROAD REVENUE)+/-ss                                      1.21       12/01/2013       15,000,000
     1,455,000   PHILADELPHIA PA (AIRPORT REVENUE, NATL-RE FGIC
                 INSURED)                                                      5.38       06/15/2012        1,459,103
     1,265,000   PHILADELPHIA PA 1998 7TH GENERAL ORDINANCE
                 (UTILITIES REVENUE, AMBAC INSURED)                            4.00       10/01/2010        1,271,654
     1,705,000   PHILADELPHIA PA 1998 8TH GENERAL ORDINANCE SERIES
                 A (UTILITIES REVENUE)                                         5.00       08/01/2012        1,800,241
       500,000   PHILADELPHIA PA 7TH SERIES 1998 GENERAL ORDINANCE
                 (UTILITIES REVENUE, AMBAC INSURED)                            5.00       10/01/2013          530,430
       245,000   PHILADELPHIA PA GAS WORKS CAPITAL APPRECIATION
                 ELEVENTH SERIES C
                 (NATURAL GAS REVENUE, AMBAC INSURED)##                        4.07       01/01/2012          230,498

                Wells Fargo Advantage Municipal Income Funds 111


Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
PENNSYLVANIA (continued)
$      805,000   PHILADELPHIA PA GAS WORKS EIGHTEENTH SERIES
                 (NATURAL GAS REVENUE, CIFG INSURED)                           5.00%      08/01/2011   $      830,583
     1,305,000   PHILADELPHIA PA IDA COMMERCIAL DEVELOPMENT RED
                 LION (IDR, PNC BANK NA LOC)+/-ss                              4.50       12/01/2016        1,313,639
     3,170,000   PHILADELPHIA PA IDA SERIES A (LEASE REVENUE,
                 NATL-RE FGIC INSURED)                                         5.00       10/01/2011        3,293,725
     1,255,000   PHILADELPHIA PA MUNICIPAL AUTHORITY LEASE
                 SERIES B (LEASE REVENUE, AGM INSURED)                         5.25       11/15/2011        1,318,265
     3,800,000   PHILADELPHIA PA REDEVELOPMENT AUTHORITY
                 NEIGHBORHOOD TRANSFORMATION SERIES A
                 (OTHER REVENUE, NATL-RE FGIC INSURED)                         5.25       04/15/2011        3,913,582
     4,250,000   PHILADELPHIA PA SCHOOL DISTRICT SERIES C
                 (PROPERTY TAX REVENUE, STATE AID WITHHOLDING)                 5.00       09/01/2011        4,425,398
     6,100,000   PHILADELPHIA PA SCHOOL DISTRICT SERIES C
                 (PROPERTY TAX REVENUE, STATE AID WITHHOLDING)                 5.00       09/01/2012        6,525,475
     1,380,000   SAYRE PA HCFA GUTHRIE HEALTH SERIES A (HCFR)                  6.00       12/01/2010        1,406,510
     1,040,000   WESTMORELAND COUNTY PA IDA EXCELA HEALTH
                 PROJECT (OTHER REVENUE)                                       3.00       07/01/2012        1,061,351

                                                                                                          501,694,983
                                                                                                       --------------
PUERTO RICO: 0.86%
       500,000   PUERTO RICO COMMONWEALTH (INCOME TAX REVENUE,
                 NATL-RE INSURED)+/-ss(a)                                      0.44       07/01/2011          492,840
     1,895,000   PUERTO RICO COMMONWEALTH (OTHER REVENUE, FGIC INSURED)        5.25       07/01/2010        1,895,208
     8,000,000   PUERTO RICO COMMONWEALTH AQUEDUCT & SEWER
                 AUTHORITY (WATER REVENUE,
                 NATL-RE INSURED)+/-ss(a)                                      0.36       07/01/2011        7,695,000
     3,000,000   PUERTO RICO COMMONWEALTH AQUEDUCT & SEWER
                 AUTHORITY FLOATERS SERIES 2601
                 (WATER REVENUE, GUARANTEE AGREEMENT)+/-ss                     0.31       07/01/2047        3,000,000
        90,000   PUERTO RICO COMMONWEALTH HIGHWAY &
                 TRANSPORTATION AUTHORITY FLOATERS
                 SERIES DCL 008 (TOLL ROAD REVENUE, FSA
                 INSURED, DEXIA CREDIT LOCAL LOC)+/-ss                         0.41       07/01/2030           90,000
     8,445,000   PUERTO RICO COMMONWEALTH HIGHWAY &
                 TRANSPORTATION AUTHORITY FLOATERS
                 SERIES DCL 019 (TOLL ROAD REVENUE, FSA
                 INSURED, DEXIA CREDIT LOCAL LOC)+/-ss                         0.41       01/01/2029        8,445,000
     4,150,000   PUERTO RICO COMMONWEALTH HIGHWAY &
                 TRANSPORTATION AUTHORITY SERIES 2447
                 (OTHER REVENUE, ASSURED GUARANTY)+/-ss                        0.32       07/01/2036        4,150,000
    18,370,000   PUERTO RICO COMMONWEALTH INFRASTRUCTURE
                 FINANCING AUTHORITY SERIES B
                 (OTHER REVENUE)+/-ss                                          0.96       10/01/2040       18,370,000
     1,800,000   PUERTO RICO ELECTRIC POWER AUTHORITY MUNI
                 SECURITIES TR RECEIPTS-SGC-36-CLASS A
                 (OTHER REVENUE, SOCIETE GENERAL LOC)+/-ss                     0.31       07/01/2032        1,800,000
       815,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES ss
                 (ELECTRIC REVENUE)                                            5.00       07/01/2010          815,100
     1,000,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW
                 (ELECTRIC REVENUE)                                            5.00       07/01/2010        1,000,130
    10,955,000   PUERTO RICO HFA VIVIENDA MODERNIZATION
                 (HOUSING REVENUE)                                             4.75       10/01/2011       10,968,365
     2,315,000   PUERTO RICO MUNICIPAL FINANCE AGENCY SERIES A
                 (PROPERTY TAX REVENUE, AGM INSURED)                           5.63       08/01/2010        2,323,797
     1,452,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS 267
                 (OTHER REVENUE, AMBAC INSURED)+/-ss                           0.60       08/01/2047        1,452,000

                                                                                                           62,497,440
                                                                                                       --------------
RHODE ISLAND: 0.19%
     5,025,000   NARRAGANSETT RI BAY COMMISSION SERIES A (SEWER
                 REVENUE, RBS CITIZENS BANK LOC)+/-ss                          0.49       09/01/2034        5,025,000
       655,000   PROVIDENCE RI PUBLIC BUILDING AUTHORITY SCHOOL
                 & PUBLIC FACILITY PROJECT SERIES A
                 (LEASE REVENUE, AMBAC INSURED)                                5.38       12/15/2011          669,430
     1,420,000   RHODE ISLAND HOUSING & MORTGAGE FINANCE
                 CORPORATION HOMEOWNER OPPORTUNITY
                 SERIES 50-A (HOUSING REVENUE)                                 3.55       10/01/2011        1,462,387
     6,535,005   RHODE ISLAND STATE HEALTH & EDUCATIONAL
                 BUILDING CORPORATION HEALTH FACILITIES
                 SAINT ANTOINE SERIES A (HOSPITAL REVENUE,
                 ALLIED IRISH BANKS PLC LOC)+/-ss                              2.60       11/01/2018        6,535,000

                                                                                                           13,691,817
                                                                                                       --------------
SOUTH CAROLINA: 1.58%
     3,580,000   ANDERSON COUNTY SC FEDERAL PAPER BOARD COMPANY
                 (IDR)+/-ss                                                    4.75       08/01/2010        3,586,516
    10,400,000   BERKELEY COUNTY SC AMOCO CHEMICAL COMPANY
                 PROJECT (IDR)+/-ss                                            4.50       07/01/2012       10,400,000
     7,000,000   GREENVILLE HOSPITAL SYSTEM SC SERIES B (HCFR,
                 SUNTRUST BANK LOC)+/-ss                                       0.46       05/01/2033        7,000,000
     2,250,000   ORANGEBURG SC JOINT GOVERNMENTAL ACTION
                 AUTHORITY (SALES TAX REVENUE, NATL-RE INSURED)                5.00       10/01/2010        2,269,373

                112 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
SOUTH CAROLINA (continued)
$    2,010,000   ORANGEBURG SC JOINT GOVERNMENTAL ACTION
                 AUTHORITY (SALES TAX REVENUE, NATL-RE INSURED)               5.00%       04/01/2011    $    2,053,939
     4,075,000   ORANGEBURG SC JOINT GOVERNMENTAL ACTION
                 AUTHORITY (SALES TAX REVENUE, NATL-RE INSURED)               5.00        10/01/2011         4,221,007
    16,070,000   PIEDMONT SC MUNICIPAL POWER AGENCY CAPITAL
                 APPRECIATION 2004 UNREFUNDED BALANCE (ELECTRIC,
                 POWER & LIGHT REVENUE)##                                     5.03        01/01/2013        14,184,025
     1,000,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY
                 ANMED HEALTH PROJECT (HCFR)                                  5.00        02/01/2013         1,073,391
     1,000,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY
                 GEORGETOWN MEMORIAL HOSPITAL (HCFR, AMBAC INSURED)           5.50        11/01/2012         1,012,600
    42,050,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY
                 PALMETTO HEALTH (HCFR)+/-ss                                  1.06        08/01/2039        39,842,375
       290,000   SOUTH CAROLINA STATE HOUSING FINANCE & DEVELOPMENT
                 AUTHORITY SERIES A (HOUSING REVENUE, AMBAC INSURED)          3.60        07/01/2033           290,951
    28,110,000   TOBACCO SETTLEMENT REVENUE MANAGEMENT AUTHORITY SC
                 (TOBACCO SETTLEMENT FUNDED)                                  5.00        06/01/2018        28,136,423

                                                                                                           114,070,600
                                                                                                        --------------
SOUTH DAKOTA: 0.24%
       400,000   MINNEHAHA COUNTY SD BETHANY LUTHERAN HOME
                 PROJECT SERIES A (HCFR)                                      7.00        12/01/2023           457,360
     1,920,000   SOUTH DAKOTA HOUSING DEVELOPMENT AUTHORITY
                 HOMEOWNERSHIP MORTGAGE
                 SERIES A (HOUSING REVENUE)                                   3.85        05/01/2011         1,962,355
    15,000,000   SOUTH DAKOTA STATE HEALTH & EDUCATIONAL
                 FACILITIES AUTHORITY AVERA HEALTH SERIES C
                 (HOSPITAL REVENUE, ALLIED IRISH BANKS PLC LOC)+/-ss          3.00        07/01/2033        15,000,000

                                                                                                            17,419,715
                                                                                                        --------------
TENNESSEE: 3.90%
     2,220,000   CHATTANOOGA HAMILTON COUNTY TN ERLANGER HEALTH
                 (HCFR, AGM INSURED)                                          5.00        10/01/2012         2,381,438
     1,075,000   CHATTANOOGA HAMILTON COUNTY TN ERLANGER HEALTH
                 (HCFR, AGM INSURED)                                          5.00        10/01/2012         1,153,174
     2,875,000   CLARKSVILLE TN NATURAL GAS ACQUISITION CORPORATION
                 (NATURAL GAS REVENUE)                                        5.00        12/15/2012         3,039,105
    20,570,000   ELIZABETHTON TN HEALTH & EDUCATIONAL FACILITIES BOARD
                 HOSPITAL SERIES B MBIA (HCFR, NATL-RE IBC INSURED)           7.75        07/01/2029        23,119,034
     1,685,000   FRANKLIN COUNTY TN HEFA ANDREWS SEWANEE SCHOOL PROJECT
                 (PRIVATE SCHOOLS REVENUE, AMSOUTH BANK)+/-ss                 1.65        09/01/2019         1,685,000
     1,335,000   JACKSON TN ENERGY AUTHORITY ELECETRIC SYSTEM (ELECTRIC
                 REVENUE, FIFTH THIRD BANK LOC)+/-ss                          0.55        04/01/2029         1,335,000
     6,000,000   JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES BOARD
                 1ST MORTGAGE MOUNTAIN STATES (HCFR)                          7.50        07/01/2033         6,802,260
     8,000,000   JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES BOARD
                 1ST MORTGAGE MOUNTAIN STATES (HCFR, NATL-RE INSURED)         7.50        07/01/2025         9,069,680
     1,960,000   JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES BOARD
                 1ST MORTGAGE MOUNTAIN STATES HEALTH ALLIANCE (HOSPITAL
                 REVENUE)                                                     7.50        07/01/2025         2,222,072
     4,645,000   JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES
                 BOARD MOUNTAIN STATES HEALTH ALLIANCE (HOSPITAL REVENUE)     3.00        07/01/2011         4,690,893
     3,635,000   JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES BOARD
                 MOUNTAIN STATES HEALTH ALLIANCE (HOSPITAL REVENUE)           5.00        07/01/2012         3,827,510
       775,000   JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES BOARD
                 MOUNTAIN STATES HEALTH ALLIANCE (HOSPITAL REVENUE,
                 NATL-RE INSURED)                                             6.00        07/01/2012           836,357
       500,000   JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES BOARD
                 MOUNTAIN STATES HEALTH ALLIANCE (HOSPITAL REVENUE,
                 NATL-RE INSURED)                                             6.00        07/01/2021           505,055
     7,632,000   JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES BOARD
                 MOUNTAIN STATES HEALTH ALLIANCE A (HCFR, REGIONS BANK
                 LOC)+/-ss                                                    0.90        07/01/2038         7,632,000
     2,895,000   JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES BOARD
                 MOUNTAIN STATES HEALTH ALLIANCE A (HCFR, REGIONS BANK
                 LOC)+/-ss                                                    0.90        07/01/2038         2,895,000
    10,630,000   KNOX COUNTY TN HEALTH EDUCATIONAL & HOUSING FACILITIES
                 BOARD FORT SANDERS ALLIANCE (HCFR, NATL-RE INSURED)          5.75        01/01/2012        11,209,122
     4,865,000   METROPOLITAN GOVERNMENT NASHVILLE & DAVIDSON COUNTY TN
                 HEALTH & EDUCATIONAL FACILITIES BOARD MEHARRY MEDICAL
                 COLLEGE (COLLEGE & UNIVERSITY REVENUE, FIFTH THIRD
                 BANK LOC)+/-ss                                               0.55        12/01/2024         4,865,000

                Wells Fargo Advantage Municipal Income Funds 113


Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
TENNESSEE (continued)
$   53,990,000   SEVIER COUNTY TN PUBLIC BUILDING AUTHORITY (OTHER
                 REVENUE, ALLIED IRISH BANK PLC LOC)+/-ss                     1.75%     06/01/2032      $   53,990,000
    25,900,000   SEVIER COUNTY TN PUBLIC BUILDING AUTHORITY LOCAL
                 GOVERNMENT IMPROVEMENT
                 SERIES K-1 (OTHER REVENUE)+/-ss                              1.31      06/01/2034          25,900,000
    16,160,000   SEVIER COUNTY TN PUBLIC BUILDING AUTHORITY LOCAL
                 GOVERNMENT PUBLIC
                 IMPROVEMENT SERIES C-2 (OTHER REVENUE, ALIIED
                 IRISH BANKS PLC LOC)+/-ss                                    1.75      06/01/2017          16,160,000
     4,900,000   SHELBY COUNTY TN HEALTH & EDUCATIONAL FACILITIES
                 BOARD SOUTHERN COLLEGE OF
                 OPTOMETRY PROJECT (COLLEGE & UNIVERSITY REVENUE,
                 ALLIED IRISH BANKS PLC LOC)+/-ss                             2.00      06/01/2026           4,900,000
    14,500,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00      09/01/2010          14,578,880
    30,915,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00      09/01/2011          31,956,526
     4,915,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00      02/01/2012           5,147,037
     7,805,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00      09/01/2012           8,212,889
     5,250,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00      02/01/2013           5,516,333
     2,770,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00      09/01/2013           2,913,569
     1,965,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00      02/01/2014           2,050,654
     8,680,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A
                 (NATURAL GAS REVENUE)                                        5.00      09/01/2014           9,021,992
     8,785,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES C
                 (NATURAL GAS REVENUE)                                        5.00      02/01/2011           8,947,523
     6,000,000   WILSON COUNTY TN KNIGHT LEASING COMPANY PROJECT
                 (IDR, REGIONS BANK LOC)+/-ss                                 1.65      05/01/2020           6,000,000

                                                                                                           282,563,103
                                                                                                        --------------
TEXAS: 8.37%
     6,250,000   ALEDO TX INDEPENDENT SCHOOL DISTRICT SCHOOL
                 BUILDING (PROPERTY TAX REVENUE, PSF GUARANTEED)+/-ss         1.90      08/01/2035           6,252,438
    10,000,000   ARLINGTON TX SPECIAL OBLIGATION DALLAS COWBOYS
                 SERIES A (SALES TAX REVENUE, NATL-RE INSURED)                5.00      08/15/2034          10,006,000
     1,100,000   AUSTIN TX UTILITY SYSTEM CAPITAL APPRECIATION
                 REFUNDING (OTHER REVENUE, AMBAC INSURED)##                   0.90      11/15/2010           1,096,238
    10,000,000   BRAZOS RIVER TX HARBOR NAVIGATION DISTRICT
                 BRAZORIA COUNTY DOW CHEMICAL COMPANY PROJECT SERIES A-1
                 (IDR)+/-ss                                                   6.25      05/15/2033          10,595,500
     3,000,000   BRAZOS RIVER TX HARBOR NAVIGATION DISTRICT THE DOW
                 CHEMICAL COMPANY (OTHER REVENUE)                             5.25      10/01/2011           3,064,650
     3,500,000   BRAZOS RIVER TX HARBOR NAVIGATION DISTRICT THE DOW
                 CHEMICAL COMPANY SERIES B 1 (OTHER REVENUE)+/-ss             5.50      05/15/2033           3,589,425
    10,000,000   BRAZOS RIVER TX HARBOR NAVIGATION DISTRICT THE DOW
                 CHEMICAL COMPANY SERIES B 3 (OTHER REVENUE)+/-ss             5.50      05/15/2033          10,265,900
     1,000,000   GARZA COUNTY TX PUBLIC FACILITY CORPORATION PROJECT
                 (LEASE REVENUE)                                              5.00      10/01/2011           1,037,410
     6,000,000   GULF COAST TX IDA MARINE TERM AMOCO OIL COMPANY PROJECT
                 (IDR)+/-ss                                                   2.50      06/01/2025           6,000,780
     5,900,000   GULF COAST TX WASTE DISPOSAL AUTHORITY ENVIRONMENTAL
                 FACILITIES BP PRODUCTS NORTH AMERICA (RESOURCE RECOVERY
                 REVENUE)+/-ss                                                2.30      01/01/2042           5,221,559
     2,325,000   HARRIS COUNTY TX HEALTH FACILITIES CHRISTUS HEALTH
                 SERIES A-5 (HCFR, AGM INSURED)+/-ss                          1.00      07/01/2036           2,325,000
     1,255,000   HIDALGO COUNTY TX HEALTH SERVICES CORPORATION MISSION
                 HOSPITAL INCORPORATED PROJECT (HCFR)                         5.00      08/15/2011           1,284,907
    11,000,000   HOUSTON TX FIRST LIEN SERIES C (UTILITIES REVENUE,
                 AMBAC INSURED)+/-ss                                          5.00      05/15/2034          11,380,050
     3,625,000   HOUSTON TX FIRST LIEN SERIES C1 (UTILITIES REVENUE,
                 AMBAC INSURED)+/-ss                                          5.00      05/15/2034           3,755,101
     3,000,000   HOUSTON TX SUB LIEN SERIES A (AIRPORT REVENUE, AGM
                 INSURED)                                                     5.75      07/01/2011           3,011,010
     2,200,000   HOUSTON TX SUB LIEN SERIES B (AIRPORT REVENUE, NATL-RE
                 FGIC INSURED)                                                5.25      07/01/2011           2,207,392
     8,775,000   LUBBOCK TX HEALTH FACILITIES DEVELOPMENT CORPORATION
                 ST. JOSEPH HEALTH SYSTEMS SERIES A (HCFR)+/-ss               3.05      07/01/2030           8,906,537
     4,500,000   MATAGORDA COUNTY TX PCR AEP TEXAS CENTER PROJECT
                 NAVIGATION DISTRICT # 1 (IDR)+/-ss                           5.13      06/01/2030           4,632,705
     8,750,000   MISSION TX ECONOMIC DEVELOPMENT CORPORATION SOLID
                 WASTE DISPOSAL REPUBLIC SERVICES INCORPORATED SERIES A
                 (RESOURCE RECOVERY REVENUE)+/-ss                             1.00      01/01/2020           8,750,000
     4,230,000   NORTH CENTRAL TEXAS HEALTH FACILITY DEVELOPMENT
                 CORPORATION CHILDREN'S MEDICAL CENTER PROJECT (HCFR,
                 NATL-RE INSURED)                                             5.75      08/15/2013           4,241,971

                114 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
TEXAS (continued)
$   62,410,000   NORTH TEXAS HIGHER EDUCATION AUTHORITY
                 INCORPORATED STUDENT LOAN SERIES 1 CLASS A-1 (STUDENT
                 LOAN REVENUE)+/-ss                                           0.96%     07/01/2019      $   62,253,975
       500,000   NORTHEAST HOSPITAL AUTHORITY TEXAS NORTHEAST MEDICAL
                 CENTER (HCFR, AGM INSURED)                                   6.25      05/15/2011             521,640
     9,000,000   NORTHSIDE TEXAS INDEPENDENT SCHOOL DISTRICT SCHOOL
                 BUILDING (PROPERTY TAX REVENUE)+/-ss                         2.10      06/01/2039           9,100,890
     3,200,000   PORT OF PORT ARTHUR TX NAVIGATION DISTRICT FINA OIL &
                 CHEMICAL COMPANY PROJECT (IDR)+/-ss                          0.25      05/01/2033           3,200,000
     6,850,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS 265 (WATER
                 REVENUE, FSA INSURED)+/-ss                                   0.60      12/01/2028           6,850,000
     5,625,000   SA ENERGY ACQUISITION PUBLIC FACILITY CORPORATION TEXAS
                 GAS SUPPLY REVENUE (UTILITIES REVENUE)                       5.00      08/01/2010           5,640,131
    13,425,000   SA ENERGY ACQUISITION PUBLIC FACILITY CORPORATION TEXAS
                 GAS SUPPLY REVENUE (UTILITIES REVENUE)                       5.00      08/01/2011          13,876,214
     6,895,000   SHERMAN TX INDEPENDENT SCHOOL DISTRICT SCHOOL BUILDING
                 (PROPERTY TAX REVENUE, PSF GUARANTEED)+/-ss                  1.90      08/01/2036           6,897,689
    18,800,000   TARRANT COUNTY TX CULTURAL EDUCATIONAL FACILITIES
                 FINANCE CORPORATION SCOTT WHITE MEMORIAL HOSPITAL
                 SERIES C (HCFR, COMPASS BANK LOC)+/-ss                       0.45      08/15/2046          18,800,000
     4,055,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I
                 SENIOR LIEN SERIES A (NATURAL GAS REVENUE)                   5.00      12/15/2011           4,211,847
   122,485,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I
                 SENIOR LIEN SERIES D (NATURAL GAS REVENUE)                   5.63      12/15/2017         128,770,930
   100,650,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION II
                 BMA INDEX RATE (NATURAL GAS REVENUE)+/-ss                    0.78      09/15/2017          94,611,000
       595,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION II
                 LIBOR INDEX RATE (NATURAL GAS REVENUE)+/-ss                  0.76      09/15/2010             592,769
    59,060,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION II
                 LIBOR INDEX RATE (NATURAL GAS REVENUE)+/-ss                  1.06      09/15/2017          55,147,275
     6,500,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION
                 SERIES B (UTILITIES REVENUE)+/-ss                            0.91      12/15/2017           5,476,250
     4,985,000   TEXAS MUNICIPAL POWER AGENCY UNREFUNDED BALANCE
                 (ELECTRIC, POWER & LIGHT REVENUE, AMBAC INSURED)##           1.37      09/01/2011           4,904,891
    11,000,000   TEXAS STATE LINKED SAVERS & RIBS (PROPERTY TAX REVENUE)      6.20      09/30/2011          11,286,660
    56,545,000   TEXAS STATE MOBILITY FUND SERIES B (PROPERTY TAX
                 REVENUE)+/-ss                                                0.35      04/01/2030          56,545,000
     2,000,000   TEXAS TRANSPORTATION COMMISSION FIRST TIER (TOLL ROADS
                 REVENUE)+/-ss                                                5.00      08/15/2042           2,042,120
     6,400,000   TITUS FRESH WATER SUPPLY DISTRICT TX FRESH WATER SUPPLY
                 DISTRICT # 1 POWER COMPANY (ELECTRIC REVENUE)                4.50      07/01/2011           6,568,384
     1,260,000   TOMBALL TX HOSPITAL AUTHORITY REFUNDING (HCFR)               5.00      07/01/2010           1,260,076

                                                                                                           606,182,314
                                                                                                        --------------
UTAH: 1.50%
    22,235,003   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS 4320
                 (SALES TAX REVENUE, NATL-RE INSURED)+/-ss                    0.49      06/15/2035          22,235,000
    13,760,003   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS 4321
                 (NATL-RE INSURED)+/-ss                                       0.56      04/01/2029          13,760,000
    35,000,003   UTAH STATE BOARD OF REGENTS SERIES A (OTHER REVENUE,
                 DEPFA BANK PLC LOC)+/-ss                                     0.85      11/01/2023          35,000,000
        65,000   UTAH STATE HFA SFMR SERIES E 2 CLASS I (SFMR, FHA
                 INSURED)                                                     6.00      01/01/2031              65,296
     6,355,000   UTAH STATE HOUSING CORPORATION SFMR SERIES A 1 CLASS 1
                 (SFMR)+/-ss                                                  0.29      07/01/2037           6,355,000
    11,825,000   UTAH STATE HOUSING CORPORATION SFMR SERIES E CLASS 1
                 (SFMR)+/-ss                                                  0.29      01/01/2037          11,825,000
     6,300,000   UTAH STATE HOUSING CORPORATION SFMR SERIES F 1 CLASS 1
                 (SFMR)+/-ss                                                  0.29      01/01/2037           6,300,000
    13,050,003   UTAH STATE HOUSING CORPORATION SFMR SERIES G (SFMR)+/-ss     0.29      01/01/2037          13,050,000

                                                                                                           108,590,296
                                                                                                        --------------

                Wells Fargo Advantage Municipal Income Funds 115


Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
VIRGIN ISLANDS: 0.21%
$    2,000,000   VIRGIN ISLANDS PFA SENIOR LIEN SERIES B (OTHER REVENUE)      5.00%       10/01/2011    $    2,083,440
     4,500,000   VIRGIN ISLANDS PFA SENIOR LIEN SERIES B (OTHER REVENUE)      5.00        10/01/2012         4,788,810
     1,000,000   VIRGIN ISLANDS PFA SUB LIEN SERIES C (OTHER REVENUE)         5.00        10/01/2010         1,007,840
     2,000,000   VIRGIN ISLANDS PFA SUB LIEN SERIES C (OTHER REVENUE)         5.00        10/01/2011         2,073,680
     3,000,000   VIRGIN ISLANDS PFA SUB LIEN SERIES C (OTHER REVENUE)         5.00        10/01/2012         3,189,000
     1,000,000   VIRGIN ISLANDS WATER & POWER AUTHORITY SERIES A
                 (UTILITIES REVENUE)                                          4.00        07/01/2011         1,023,980
     1,000,000   VIRGIN ISLANDS WATER & POWER AUTHORITY SERIES A
                 (UTILITIES REVENUE)                                          4.00        07/01/2012         1,038,970

                                                                                                            15,205,720
                                                                                                        --------------
VIRGINIA: 2.59%
    18,000,000   ALBEMARLE COUNTY VA IDR JEFFERSON SCHOLARS FOUNDATION
                 PROJECT (OTHER REVENUE, SUNTRUST BANK LOC)+/-ss              0.43        10/01/2037        18,000,000
    15,025,000   ALEXANDRIA VA IDA AMERICAN SOCIETY CLINICAL SERIES B
                 (OTHER REVENUE, SUNTRUST BANK LOC)+/-ss                      0.50        10/01/2043        15,025,000
     2,785,000   ARLINGTON COUNTY VA IDA WASTE MANAGEMENT SERIES B
                 (RESOURCE RECOVERY REVENUE, AGM INSURED)                     5.38        01/01/2011         2,795,277
     8,000,000   BOTETOURT COUNTY VA IDA ALTEC INDUSTRIES INCORPORATED
                 (IDR, AMSOUTH BANK LOC)+/-ss                                 0.40        01/01/2027         8,000,000
     5,250,000   CHARLES CITY COUNTY VA EDA SOLID WASTE DISPOSAL WASTE
                 MANAGEMENT INCORPORATED SERIES A (RESOURCE
                 RECOVERY)+/-ss                                               1.80        02/01/2029         5,248,320
     4,000,000   COVINGTON VA BOND ANTICIPATION NOTES (PROPERTY TAX
                 REVENUE)                                                     3.38        12/01/2012         4,096,840
     4,275,000   HOPEWELL VA SEWER SYSTEM (SEWER REVENUE)                     4.00        11/15/2012         4,435,184
     7,000,000   LOUISA VA IDA VIRGINIA ELECTRIC & POWER COMPANY PROJECT
                 SERIES A (IDR)+/-ss                                          1.38        09/01/2030         7,000,490
     5,000,000   PENINSULA PORTS AUTHORITY VA DOMINION TERM ASSOCIATION
                 PROJECT (OTHER REVENUE)+/-ss                                 5.00        10/01/2033         5,162,750
     3,500,000   PITTSYLVANIA COUNTY VA REFUNDING SERIES A (OTHER REVENUE)    3.50        07/15/2013         3,572,870
     1,095,000   RICHMOND VA IDR GOVERNMENT FACILITIES REVENUE BONDS
                 (LEASE REVENUE, AMBAC INSURED)                               5.00        07/15/2011         1,136,555
    17,585,000   RUSSELL COUNTY VA IDA MOUNTAIN STATES HEALTH ALLIANCE
                 SERIES B (HCFR, REGIONS BANK LOC)+/-ss                       0.90        07/01/2038        17,585,000
     3,350,000   SMYTH COUNTY VA IDA MOUNTAIN STATES HEALTH ALLIANCE
                 (HOSPITAL REVENUE)                                           2.50        07/01/2011         3,372,881
     3,560,000   SMYTH COUNTY VA IDA MOUNTAIN STATES HEALTH ALLIANCE
                 (HOSPITAL REVENUE)                                           3.00        07/01/2012         3,605,710
       984,000   SMYTH COUNTY VA IDA MOUNTAIN STATES HEALTH ALLIANCE
                 SERIES C (HCFR, REGIONS BANK LOC)+/-ss                       0.90        07/01/2032           984,000
     3,600,000   VIRGINIA BEACH VA RESIDENTIAL RENTAL SILVER HILL
                 (MFHR, SUNTRUST BANK LOC)+/-ss                               0.59        05/01/2025         3,600,000
     1,355,000   VIRGINIA HOUSING DEVELOPMENT AUTHORITY COMMONWEALTH
                 MORTGAGE SERIES D (HOUSING REVENUE, GO OF AUTHORITY)         5.13        10/01/2010         1,364,864
    82,200,000   VIRGINIA SMALL BUSINESS FINANCING AUTHORITY HOSPITAL
                 CARILION CLINIC OBLIGATION SERIES B (HOSPITAL
                 REVENUE)+/-ss                                                0.45        07/01/2042        82,200,000

                                                                                                           187,185,741
                                                                                                        --------------
WASHINGTON: 1.09%
     3,885,000   GREATER WENATCHEE REGIONAL EVENTS CENTER LIMITED SALES
                 TAX BOND ANTICIPATION NOTES (SALES TAX REVENUE, GO OF
                 DISTRICT)                                                    5.00        12/01/2011         3,938,535
     5,825,000   PORT OF SEATTLE WA SERIES B (PORT, AIRPORT & MARINA
                 REVENUE, AMBAC INSURED)                                      5.25        12/01/2014         5,865,018
     1,000,000   PORT OF SEATTLE WA SERIES B (PORT, AIRPORT & MARINA
                 REVENUE, NATL-RE FGIC INSURED)+/-ss                          5.50        09/01/2011         1,049,770
       560,000   REGIONAL EVENTS CENTER SPECIAL TAX BOND ANTICIPATION
                 NOTES SERIES A (OTHER REVENUE, GO OF DISTRICT)               5.25        12/01/2011           569,946
    10,000,000   WASHINGTON STATE COP CONVENTION & TRADE CENTER
                 (LEASE REVENUE, NATL-RE INSURED)                             5.25        07/01/2014        10,032,000
    13,555,000   WASHINGTON STATE EDFA WASTE MANAGEMENT (RESOURCE
                 RECOVERY REVENUE)+/-ss                                       1.00        06/01/2020        13,550,934
       440,000   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
                 CENTRAL WASHINGTON HEALTH SERVICES (HCFR)                    5.00        07/01/2010           440,035
       570,000   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
                 CENTRAL WASHINGTON HEALTH SERVICES (HCFR)                    5.00        07/01/2011           585,857
       560,000   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
                 CENTRAL WASHINGTON HEALTH SERVICES (HCFR)                    5.00        07/01/2012          587,630

                116 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010


ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
WASHINGTON (continued)
$    4,625,000   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY PARS
                 PROVIDENCE HEALTH SYSTEM SERIES B (HCFR, NATL-RE
                 INSURED)+/-ss(a)                                             0.33%       10/01/2010    $    4,594,780
    36,100,000   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
                 SOUTHWEST WASHINGTON MEDICAL CENTER SERIES (HCFR) A+/-ss     2.75        09/01/2034        36,100,000
     1,300,000   WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM NUCLEAR
                 PROJECT # 1ENERGY NORTHWEST (ELECTRIC REVENUE, AGM
                 INSURED)+/-ss(a)                                             0.66        07/01/2011         1,261,881

                                                                                                            78,576,386
                                                                                                        --------------
WISCONSIN: 0.97%
     1,330,000   BEAVER DAM WI ANTICIPATION NOTES (GENERAL REVENUE)           1.00        11/01/2010         1,330,226
     1,000,000   KRONENWETTER WI RDA (OTHER REVENUE)                          4.50        05/01/2011         1,004,720
       780,000   MONONA SEWER SYSTEMS REVENUE WISCONSIN BOND ANTICIPATION
                 NOTES (SEWER REVENUE)                                        4.50        05/01/2011           787,878
     9,610,000   PUTTABLE FLOATING OPTION TAX-EXEMPT RECEIPTS 4391
                 (OTHER REVENUE, DEXIA SA SPA)+/-ss                           0.47        09/01/2017         9,610,000
     1,255,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY AMT
                 SERIES D (HOUSING REVENUE, GO OF AUTHORITY HUD
                 LOAN)+/-ss                                                   0.35        05/01/2029         1,255,000
     1,500,000   WISCONSIN STATE HEFA AURORA HEALTH CARE INCORPORATED
                 (HCFR, NATL-RE INSURED)                                      5.00        08/15/2010         1,504,770
    10,600,000   WISCONSIN STATE HEFA AURORA HEALTH CARE OBLIGATED
                 (HCFR, NATL-RE INSURED)                                      5.25        08/15/2012        10,628,620
       245,000   WISCONSIN STATE HEFA BELLIN MEMORIAL (HCFR)                  5.63        02/15/2013           255,873
     4,585,000   WISCONSIN STATE HEFA LUTHERAN CHILD & FAMILY SERVICE
                 INCORPORATED (HCFR, MARSHALL & ILSLEY BANK LOC)+/-ss         1.60        07/01/2038         4,585,000
     1,010,000   WISCONSIN STATE HEFA MERCY ALLIANCE INCORPORATED SERIES
                 A (HCFR)                                                     3.00        06/01/2011         1,020,928
     2,810,000   WISCONSIN STATE HEFA MERCY ALLIANCE INCORPORATED SERIES
                 A (HCFR)                                                     4.00        06/01/2012         2,910,302
    23,165,000   WISCONSIN STATE HEFA RIPON COLLEGE (COLLEGE & UNIVERSITY
                 REVENUE, MARSHALL & ILSLEY BANK LOC)+/-ss                    1.50        06/01/2036        23,165,000
     4,658,000   WISCONSIN STATE HEFA SINAI SAMARITAN SERIES A (HCFR,
                 MARSHALL & ILSLEY BANK LOC)+/-ss                             1.50        09/01/2019         4,658,000
       870,000   WISCONSIN STATE HEFA THEDACARE INCORPORATED (HCFR)           3.00        12/15/2012           891,541
     6,640,000   WISCONSIN STATE HEFAR FRANCISCAN SISTERS SERIES B (HCFR,
                 MARSHALL & ILSLEY BANK LOC)+/-ss                             1.50        09/01/2033         6,640,000

                                                                                                            70,247,858
                                                                                                        --------------
WYOMING: 0.02%
     1,230,000   SWEETWATER COUNTY WY IMPROVEMENT PROJECTS JOINT POWERS
                 BOARD (LEASE REVENUE, NATL-RE INSURED)                       5.00        06/15/2012         1,275,215
                                                                                                        --------------

TOTAL MUNICIPAL BONDS & NOTES (COST $6,957,191,800)                                                      6,984,606,570
                                                                                                        --------------

SHORT-TERM INVESTMENTS: 1.19%

    SHARES
--------------
US TREASURY BILLS: 0.02%
     1,100,000   US TREASURY BILL###                                          0.12        09/23/2010         1,099,657
                                                                                                        --------------

    SHARES                                                                    YIELD
--------------                                                              --------
INVESTMENT COMPANIES: 0.05%
     3,883,012   WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET
                 TRUST~(u)(l)                                                 0.20                           3,883,012
                                                                                                        --------------

                Wells Fargo Advantage Municipal Income Funds 117


Portfolio of Investments--June 30, 2010

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE      MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------    -------------   --------------
COMMERCIAL PAPER: 1.12%

$    8,790,000   FULTON COUNTY GA DEVELOPMENT AUTHORITY                       0.32%       07/15/2010    $    8,790,000
    28,000,000   JEFFERSON COUNTY KY POLLUTION                                1.45        07/06/2010        28,000,000
     9,000,000   MASSACHUSETTS STATE HEALTH & EDUCATIONAL FACILITIES
                 AUTHORITY
                 UMASS MEMORIAL SERIES G                                      0.26        07/01/2010         9,000,000
    35,000,000   TRIMBLE COUNTY KY POLLUTION                                  1.45        07/06/2010        35,000,000
                                                                                                            80,790,000

Total Short-Term Investments (Cost $85,772,669)                                                             85,772,669
                                                                                                        --------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $7,042,964,469)*                                           97.64%                               7,070,379,239
OTHER ASSETS AND LIABILITIES, NET                                    2.36                                  170,824,141
                                                                   ------                               --------------

TOTAL NET ASSETS                                                   100.00%                              $7,241,203,380
                                                                   ------                               --------------


(a) Security fair valued in accordance with the procedures approved by the board of trustees.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction: rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

##   Zero coupon security. Rate represents yield to maturity.

(i)  Illiquid (unaudited).

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

~ The Fund invests cash balances that it retains for liquidity purposes in an affiliated money market fund.

(u)  Rate shown is the 7-day annualized yield at period end.

#    Security pledged as collateral for futures transactions.

(l)  Investment in an affiliate.


* Cost for federal income tax purposes is $7,044,761,869 and net unrealized appreciation consists of:

Gross unrealized appreciation   $32,901,834
Gross unrealized depreciation    (7,284,464)
                                -----------
Net unrealized appreciation     $25,617,370

The accompanying notes are an integral part of these financial statements.

                118 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

WISCONSIN TAX-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
MUNICIPAL BONDS & NOTES: 98.73%
ALABAMA: 0.61%
$      740,000   BIRMINGHAM AL NEW PUBLIC HOUSING AUTHORITY (HOUSING
                 REVENUE, GUARANTEE AGREEMENT)                                5.00%       06/01/2011   $      768,409
                                                                                                       --------------
GUAM: 3.81%
     1,000,000   GUAM GOVERNMENT LIMITED SERIES A (GO - STATES,
                 TERRITORIES, AGM INSURED)                                    5.50        12/01/2010        1,017,290
     1,000,000   GUAM GOVERNMENT SECTION 30 SERIES A (OTHER REVENUE)          5.50        12/01/2019        1,073,590
     1,600,000   GUAM INTERNATIONAL AIRPORT AUTHORITY SERIES B (AIRPORT
                 REVENUE, NATL-RE INSURED)                                    5.25        10/01/2016        1,682,528
       500,000   GUAM INTERNATIONAL AIRPORT AUTHORITY SERIES C (AIRPORT
                 REVENUE, NATL-RE INSURED)+/-                                 5.38        10/01/2017          517,070
         5,000   GUAM POWER AUTHORITY SERIES A (ELECTRIC REVENUE, AMBAC
                 INSURED)                                                     5.25        10/01/2013            5,003
       500,000   TERRITORY OF GUAM LIMITED OBLIGATION SECTION 30 SERIES A
                 (OTHER REVENUE)                                              5.00        12/01/2013          530,885

                                                                                                            4,826,366
                                                                                                       --------------
PUERTO RICO: 40.29%
       250,000   CHILDREN'S TRUST FUND PUERTO RICO TOBACCO SETTLEMENT
                 ASSET-BACKED (EXCISE TAX REVENUE)                            4.13        05/15/2011          252,058
       750,000   CHILDREN'S TRUST FUND PUERTO RICO TOBACCO SETTLEMENT
                 ASSET-BACKED
                 (EXCISE TAX REVENUE)                                         5.00        05/15/2011          761,790
        25,000   PUERTO RICO AQUEDUCT & SEWER AUTHORITY (WATER REVENUE,
                 NATL-RE INSURED)                                             6.25        07/01/2012           27,840
     1,700,000   PUERTO RICO COMMONWEALTH (GENERAL OBLIGATION, NATL-RE
                 INSURED)                                                     6.25        07/01/2010        1,700,255
     1,200,000   PUERTO RICO COMMONWEALTH (GENERAL OBLIGATION, NATL-RE
                 INSURED)                                                     6.25        07/01/2013        1,331,604
       500,000   PUERTO RICO COMMONWEALTH (INCOME TAX REVENUE,
                 NATL-RE INSURED)+/-ss(a)(m)(n)                               0.44        07/01/2011          492,840
     1,000,000   PUERTO RICO COMMONWEALTH AQUEDUCT & SEWER AUTHORITY
                 (WATER REVENUE, NATL-RE INSURED)+/-ss(a)(m)(n)               0.36        07/01/2011          961,875
       535,000   PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION
                 AUTHORITY FLOATERS SERIES DCL 008 (TOLL ROAD REVENUE,
                 FSA INSURED, DEXIA CREDIT LOCAL LOC)+/-ss                    0.41        07/01/2030          535,000
       460,000   PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION
                 AUTHORITY FLOATERS SERIES DCL 019 (TOLL ROAD REVENUE,
                 FSA INSURED, DEXIA CREDIT LOCAL LOC)+/-ss                    0.41        01/01/2029          460,000
     1,000,000   PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION
                 AUTHORITY REFUNDING SERIES L (TRANSPORTATION REVENUE,
                 CIFG INSURED)                                                5.25        07/01/2019        1,058,430
     1,795,000   PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION
                 AUTHORITY REFUNDING SERIES W (FUEL SALES TAX REVENUE,
                 NATL-RE-IBC INSURED)                                         5.50        07/01/2015        1,969,546
     1,500,000   PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION
                 AUTHORITY REFUNDING SERIES X (FUEL SALES TAX REVENUE,
                 AGM-CR INSURED)                                              5.50        07/01/2013        1,597,845
       165,000   PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION
                 AUTHORITY SERIES A (FUEL SALES TAX REVENUE, AMBAC
                 INSURED)                                                     5.50        07/01/2013          179,284
       300,000   PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION
                 AUTHORITY SERIES W (FUEL SALES TAX REVENUE, AGM INSURED)     5.50        07/01/2013          317,724
     1,500,000   PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION
                 AUTHORITY SERIES W MBIA (FUEL SALES TAX REVENUE, NATL-RE
                 IBC INSURED)                                                 5.50        07/01/2013        1,588,620
    11,920,000   PUERTO RICO COMMONWEALTH INFRASTRUCTURE FINANCING
                 AUTHORITY SERIES B (OTHER REVENUE)+/-ss                      0.96        10/01/2040       11,920,000
       100,000   PUERTO RICO COMMONWEALTH PUBLIC IMPROVEMENT
                 (OTHER REVENUE, AGM INSURED)                                 5.25        07/01/2020          108,504
     1,250,000   PUERTO RICO COMMONWEALTH PUBLIC IMPROVEMENT SERIES A
                 (PROPERTY TAX REVENUE, ASSURED GUARANTY)+/-ss                0.84        07/01/2020        1,007,438
       350,000   PUERTO RICO COMMONWEALTH REFUNDING (OTHER REVENUE, FGIC
                 INSURED)                                                     5.50        07/01/2013          380,300
       200,000   PUERTO RICO COMMONWEALTH REFUNDING INSURED PUBLIC
                 IMPROVEMENT SERIES A (FUEL SALES TAX REVENUE, NATL-RE
                 INSURED)                                                     5.50        07/01/2016          217,592

                Wells Fargo Advantage Municipal Income Funds 119


Portfolio of Investments--June 30, 2010

WISCONSIN TAX-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
PUERTO RICO (continued)
$    1,000,000   PUERTO RICO COMMONWEALTH REFUNDING PUBLIC IMPROVEMENT
                 SERIES A-AGC-ICC (SALES TAX REVENUE, GUARANTEE
                 AGREEMENT)                                                   5.50%       07/01/2018   $    1,104,380
       170,000   PUERTO RICO CONVENTION CENTER AUTHORITY SERIES A (OTHER
                 REVENUE)                                                     4.00        07/01/2010          170,012
     2,500,000   PUERTO RICO ELECTRIC POWER AUTHORITY LIBOR SERIES UU
                 (POWER REVENUE, AGM INSURED)+/-ss                            0.72        07/01/2029        1,700,000
       650,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES 00 (ELECTRIC
                 REVENUE, CIFG INSURED)                                       5.00        07/01/2013          703,905
       900,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES JJ (ELECTRIC
                 REVENUE, XLCA INSURED)                                       5.25        07/01/2012          967,752
       640,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES KK (ELECTRIC
                 REVENUE, XLCA INSURED)                                       5.00        07/01/2011          665,382
       500,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW (POWER
                 REVENUE)                                                     5.00        07/01/2011          519,830
       500,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW (POWER
                 REVENUE)                                                     5.25        07/01/2033          502,270
       500,000   PUERTO RICO HFA CAPITAL FUNDING MODERNIZATION
                 (HOUSING REVENUE)                                            5.50        12/01/2018          553,525
     4,220,000   PUERTO RICO HFA CAPITAL FUNDING MODERNIZATION (HOUSING
                 REVENUE)                                                     5.13        12/01/2027        4,224,093
       265,000   PUERTO RICO HFA UNREFUNDED BALANCE CAPITAL FUND PROGRAM
                 (HFFA, HUD INSURED)                                          5.00        12/01/2014          289,253
       380,000   PUERTO RICO HFA UNREFUNDED BALANCE CAPITAL FUNDING
                 PROGRAM (HOUSING REVENUE, HUD LOAN INSURED)                  5.00        12/01/2011          399,916
     2,090,000   PUERTO RICO HFA VIVIENDA MODERNIZATION (HOUSING REVENUE)     4.75        10/01/2011        2,092,550
       535,000   PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL
                 & ENVIRONMENTAL CONTROL FACILITIES FINANCING AUHORITY
                 INTERMEDIATE AMERICAN UNIVERSITY SERIES A (COLLEGE &
                 UNIVERSITY REVENUE, NATL-RE INSURED)                         5.00        10/01/2010          539,644
        25,000   PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL
                 & ENVIRONMENTAL
                 CONTROL FACILITIES FINANCING AUTHORITY FHA INSURED
                 DR. PILA HOSPITAL
                 PROJECT A (HCFR)                                             6.50        11/15/2020           25,607
        15,000   PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL
                 & ENVIRONMENTAL
                 CONTROL FACILITIES FINANCING AUTHORITY FHA INSURED
                 DR. PILA HOSPITAL
                 PROJECT A (HCFR, FHA INSURED)                                5.88        08/01/2012           15,048
       175,000   PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL
                 & ENVIRONMENTAL
                 CONTROL FACILITIES FINANCING AUTHORITY FHA INSURED
                 DR. PILA HOSPITAL
                 PROJECT A (HCFR, NATL-RE INSURED)                            5.50        07/01/2017          175,123
       600,000   PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL
                 & ENVIRONMENTAL
                 CONTROL FACILITIES UNIVERSITY PLAZA PROJECT SERIES
                 A (COLLEGE & UNIVERSITY
                 REVENUE, NATL-RE INSURED)                                    5.63        07/01/2013          608,220
       250,000   PUERTO RICO MUNICIPAL FINANCE AGENCY SERIES A
                 (PROPERTY TAX REVENUE, AGM INSURED)                          5.63        08/01/2010          250,950
       105,000   PUERTO RICO MUNICIPAL FINANCE AGENCY SERIES B
                 (PROPERTY TAX REVENUE,
                 CIFG INSURED)                                                5.25        07/01/2017          112,358
        30,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT
                 FACILITIES SERIES D
                 PREREFUNDED (LEASE REVENUE)                                  5.13        07/01/2024           32,592
        10,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT
                 FACILITIES SERIES D
                 UNREFUNDED (LEASE REVENUE, COMMONWEALTH GUARANTEED)          5.13        07/01/2024           10,005
     1,465,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY PREREFUNDED
                 CAPITAL APPRECIATION
                 SERIES D (LEASE REVENUE, AMBAC INSURED)+/-ss@                5.45        07/01/2030        1,546,513
     1,500,000   PUERTO RICO PUBLIC FINANCE CORPORATION
                 COMMONWEALTH APPROPRIATION
                 SERIES A (OTHER REVENUE, AMBAC INSURED)                      5.13        06/01/2024        1,699,770
       200,000   PUERTO RICO SALES TAX FINANCING CORPORATION FIRST
                 SUBSERIES A (SALES TAX REVENUE)                              4.63        08/01/2019          213,206
     2,000,000   PUERTO RICO SALES TAX FINANCING CORPORATION FIRST
                 SUBSERIES A (SALES TAX REVENUE)                              6.38        08/01/2039        2,200,280
       500,000   UNREFUNDED BALANCE CAPITAL FUNDING PROGRAM (HOUSING
                 REVENUE, HUD LOAN INSURED)                                   5.00        12/01/2015          537,805
       335,000   UNREFUNDED BALANCE CAPITAL FUNDING PROGRAM (HOUSING
                 REVENUE, HUD LOAN INSURED)                                   5.00        12/01/2019          349,318
       260,000   UNREFUNDED BALANCE CAPITAL FUNDING PROGRAM (HOUSING
                 REVENUE, HUD LOAN INSURED)                                   5.00        12/01/2020          269,781
     1,185,000   UNIVERSITY OF PUERTO RICO SERIES P (COLLEGE & UNIVERSITY
                 REVENUE)                                                     5.00        06/01/2017        1,231,227
       500,000   UNIVERSITY OF PUERTO RICO SERIES Q (COLLEGE &
                 UNIVERSITY REVENUE)                                          5.00        06/01/2016          526,270

                                                                                                           51,105,130
                                                                                                       --------------

                120 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

WISCONSIN TAX-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
TEXAS: 1.60%
$    2,000,000   TARRANT COUNTY TX HOUSING FINANCE CORPORATION
                 COMPOUND INTEREST
                 (SFMR, NATL-RE INSURED)##                                    2.52%       09/15/2016   $    1,709,180
       320,000   WACO TX NEW PUBLIC HOUSING AUTHORITY (HOUSING
                 REVENUE, GUARANTEE AGREEMENT)                                5.00        08/01/2010          321,302

                                                                                                            2,030,482
                                                                                                       --------------
VIRGIN ISLANDS: 8.15%
       255,000   TOBACCO SETTLEMENT FINANCING CORPORATION VIRGIN
                 ISLANDS ASSET-BACKED BONDS (TOBACCO SETTLEMENT FUNDED
                 REVENUE)+/-ss                                                4.60        05/15/2011          258,137
       150,000   UNIVERSITY OF THE VIRGIN ISLANDS SERIES A
                 (COLLEGE & UNIVERSITY REVENUE,
                 ACA GO INSURED)                                              5.85        12/01/2014          152,418
        10,000   VIRGIN ISLANDS PFA ESCROWED TO MATURITY SERIES
                 A (OTHER REVENUE)                                            7.30        10/01/2018           12,327
       125,000   VIRGIN ISLANDS PFA GROSS TAX RECEIPTS (SALES
                 TAX REVENUE, AGM BANK INSURED)                               4.00        10/01/2010          125,924
       590,000   VIRGIN ISLANDS PFA GROSS TAX RECEIPTS (SALES
                 TAX REVENUE, AGM INSURED)                                    5.00        10/01/2014          658,735
       250,000   VIRGIN ISLANDS PFA GROSS TAX RECEIPTS (SALES
                 TAX REVENUE, NATL-RE INSURED)                                5.00        10/01/2016          270,080
       250,000   VIRGIN ISLANDS PFA GROSS TAX RECEIPTS (SALES
                 TAX REVENUE, NATL-RE INSURED)                                5.00        10/01/2012          266,045
     1,000,000   VIRGIN ISLANDS PFA MATCHING FUND LOAN DIAGO
                 SERIES A (OTHER REVENUE)                                     6.75        10/01/2037        1,113,380
       500,000   VIRGIN ISLANDS PFA SENIOR LIEN CAPITAL PROJECTS
                 SERIES A-1 (OTHER REVENUE)                                   3.00        10/01/2013          506,265
     2,700,000   VIRGIN ISLANDS PFA SENIOR LIEN MATCHING FUND
                 LOAN NOTE SERIES A (SEWER REVENUE)                           5.25        10/01/2019        2,818,476
     1,000,000   VIRGIN ISLANDS PFA SUB MATCHING FUND LOAN NOTES
                 SERIES A (OTHER REVENUE)                                     6.00        10/01/2039        1,037,250
       500,000   VIRGIN ISLANDS WATER & POWER AUTHORITY (ELECTRIC
                 REVENUE, NATL-RE INSURED)                                    5.30        07/01/2021          500,335
     1,250,000   VIRGIN ISLANDS WATER & POWER AUTHORITY REFUNDING
                 ASSET GUARANTY IBCC
                 (WATER REVENUE, RADIAN-IBCC INSURED)+/- ss                   5.38        07/01/2010        1,250,063
     1,000,000   VIRGIN ISLANDS WATER & POWER AUTHORITY SERIES A
                 (ELECTRIC REVENUE)                                           5.00        07/01/2018        1,077,490
       300,000   VIRGIN ISLANDS WATER & POWER AUTHORITY SERIES A
                 (WATER REVENUE)                                              5.00        07/01/2031          293,511

                                                                                                           10,340,436
                                                                                                       --------------
WEST VIRGINIA: 0.31%
       470,000   KANAWHA MERCER NICHOLAS COUNTIES WV PREREFUNDED
                 (SFMR)##                                                     3.75        02/01/2015          395,933
                                                                                                       --------------
WISCONSIN: 43.96%
        20,000   ASHWAUBENON WI CDA ARENA PROJECT (LEASE REVENUE)             4.80        06/01/2016           21,058
       100,000   ASHWAUBENON WI CDA ARENA PROJECT (LEASE REVENUE)             5.05        06/01/2019          107,022
       815,000   ASHWAUBENON WI CDA ARENA PROJECT (LEASE REVENUE)             5.10        06/01/2020          872,995
        80,000   BARABOO WI CDA REFUNDING (HOUSING REVENUE)                   4.80        03/01/2011           81,448
        50,000   BROWN COUNTY WI HOUSING AUTHORITY UNIVERSITY
                 VILLAGE HOUSING INCORPORATED PROJECT SERIES B
                 (COLLEGE & UNIVERSITY REVENUE)                               4.20        04/01/2012           50,885
       100,000   BROWN COUNTY WI HOUSING AUTHORITY UNIVERSITY
                 VILLAGE HOUSING
                 INCORPORATED PROJECT SERIES B (COLLEGE &
                 UNIVERSITY REVENUE)                                          4.50        04/01/2014          101,329
     1,540,000   CUDAHY WI CDA REDEVELOPMENT LEASE REVENUE
                 REFUNDING
                 SERIES B (LEASE REVENUE)                                     4.55        06/01/2019        1,567,289
       660,000   DELAFIELD WI CDA ST. JOHNS NORTHWESTERN MILITARY
                 (RECREATIONAL FACILITIES REVENUE)                            4.60        06/01/2030          677,965
       500,000   DELAFIELD WI CDA ST. JOHNS NORTHWESTERN MILITARY
                 (RECREATIONAL FACILITIES REVENUE)                            4.70        06/01/2034          511,690
     1,000,000   FONTANA ON GENEVA LAKE CDA (LEASE REVENUE)                   4.45        06/01/2025          931,250
       100,000   GLENDALE WI CDA BAYSHORE PUBLIC PARKING A (AUTO
                 PARKING REVENUE)                                             4.75        10/01/2020          104,733
       145,000   GLENDALE WI CDA TAX INCREMENT 6 (LEASE REVENUE)              5.00        10/01/2019          147,654
        10,000   GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL
                 STADIUM DISTRICT
                 LAMBEAU FIELD RENOVATION PROJECT A (SALES TAX
                 REVENUE, AMBAC INSURED)                                      4.45        02/01/2011           10,243
       215,000   GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL
                 STADIUM DISTRICT
                 LAMBEAU FIELD RENOVATION PROJECT A (SALES TAX
                 REVENUE, AMBAC INSURED)                                      4.75        02/01/2014          219,893
       140,000   GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL
                 STADIUM DISTRICT
                 LAMBEAU FIELD RENOVATION PROJECT A (SALES TAX
                 REVENUE, AMBAC INSURED)                                      5.00        02/01/2019          142,806
     1,250,000   GREEN BAY WI HOUSING AUTHORITY STUDENT UNIVERSITY
                 VILLAGE HOUSING
                 (COLLEGE & UNIVERSITY REVENUE)                               5.00        04/01/2030        1,260,963

                Wells Fargo Advantage Municipal Income Funds 121


Portfolio of Investments--June 30, 2010

WISCONSIN TAX-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
WISCONSIN (continued)
$    1,445,000   GREEN BAY WI HOUSING AUTHORITY UNIVERSITY VILLAGE HOUSING
                 INCORPORATED (COLLEGE & UNIVERSITY REVENUE)                  5.00%       04/01/2016   $    1,545,601
       250,000   GREEN BAY WI RDA BELLIN MEMORIAL HOSPITAL
                 (HCFR)                                                       5.50        12/01/2023          262,345
        20,000   GREEN BAY WI RDA BELLIN MEMORIAL HOSPITAL
                 SERIES A (HCFR)                                              5.00        02/15/2013           20,719
        10,000   GREEN BAY WI RDA BELLIN MEMORIAL HOSPITAL
                 SERIES A (HCFR)                                              5.50        02/15/2021           10,103
       100,000   GREEN BAY WI RDA PINE STREET PARKING RAMP
                 PROJECT (LEASE REVENUE)                                      1.50        04/01/2012          101,189
       320,000   GREEN BAY WI RDA PINE STREET PARKING RAMP
                 PROJECT (LEASE REVENUE)                                      2.10        04/01/2014          325,894
       125,000   GREEN BAY WI RDA PINE STREET PARKING RAMP
                 PROJECT (LEASE REVENUE)                                      2.50        04/01/2015          128,351
       405,000   GREEN BAY WI RDA PINE STREET PARKING RAMP
                 PROJECT (LEASE REVENUE)                                      2.70        04/01/2016          411,877
       500,000   GREENFIELD WI CDA HOUSING REVENUE LAYTON
                 TERRACE PROJECT (HOUSING REVENUE)+/-ss                       4.75        09/01/2033          503,285
       245,000   JOHNSON CREEK WI CDA PREREFUNDED (LEASE
                 REVENUE)                                                     4.65        12/01/2012          249,381
        10,000   JOHNSON CREEK WI CDA PREREFUNDED (LEASE
                 REVENUE)                                                     5.00        12/01/2016           10,193
     1,000,000   KRONENWETTER WI RDA (OTHER REVENUE)                          4.50        05/01/2011        1,004,720
       200,000   LITTLE CHUTE WI CDA (LEASE REVENUE)                          4.25        03/01/2017          206,746
       200,000   LITTLE CHUTE WI CDA (LEASE REVENUE)                          4.35        03/01/2018          205,840
     5,000,000   MADISON WI CDA WISCONSIN ALUMNI RESEARCH
                 FOUNDATION (COLLEGE & UNIVERSITY REVENUE)                    5.00        10/01/2039        5,276,250
       265,000   MILWAUKEE RDA MILWAUKEE SCHOOL ENERGY PROJECT
                 SERIES B (COLLEGE & UNIVERSITY REVENUE)                      4.00        07/01/2011          270,475
     1,000,000   MILWAUKEE WI HOUSING AUTHORITY VETERANS
                 HOUSING PROJECT (HOUSING REVENUE, FNMA INSURED)              5.10        07/01/2022        1,060,160
     1,350,000   MILWAUKEE WI RDA HEARTLOVE PLACE PROJECT
                 (OTHER REVENUE, CITIZENS BANK LOC)+/-ss                      1.28        06/01/2037        1,350,000
       470,000   MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING
                 PROJECT SERIES B (COLLEGE & UNIVERSITY REVENUE,
                 MARSHALL & ILSLEY LOC)                                       5.05        07/01/2019          480,364
       470,000   MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING
                 PROJECT SERIES B (COLLEGE & UNIVERSITY REVENUE,
                 MARSHALL & ILSLEY LOC)                                       5.15        07/01/2020          479,550
       470,000   MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING
                 PROJECT SERIES B (COLLEGE & UNIVERSITY REVENUE,
                 MARSHALL & ILSLEY LOC)                                       5.20        07/01/2021          479,278
       470,000   MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING
                 PROJECT SERIES B (COLLEGE & UNIVERSITY REVENUE,
                 MARSHALL & ILSLEY LOC)                                       5.30        07/01/2022          479,259
       470,000   MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING
                 PROJECT SERIES B (COLLEGE & UNIVERSITY REVENUE,
                 MARSHALL & ILSLEY LOC)                                       5.35        07/01/2023          478,991
        50,000   MILWAUKEE WI RDA PUBLIC SCHOOLS (OTHER
                 REVENUE, AMBAC INSURED)                                      3.80        08/01/2014           52,897
       550,000   MILWAUKEE WI RDA PUBLIC SCHOOLS (OTHER
                 REVENUE, AMBAC MORAL OBLIGATION INSURED)                     4.25        08/01/2019          564,190
       100,000   MILWAUKEE WI RDA PUBLIC SCHOOLS NEIGHBORHOOD
                 SCHOOLS SERIES A (OTHER REVENUE, AMBAC INSURED)              4.20        08/01/2012          106,407
       100,000   MILWAUKEE WI RDA SCHOOL ENGINEERING PROJECT
                 SERIES A (COLLEGE & UNIVERSITY REVENUE, AMBAC INSURED)       4.20        10/01/2010          100,320
       750,000   MILWAUKEE WI RDA SCIENCE EDUCATION CONSORTIUM
                 PROJECT SERIES A (OTHER REVENUE)                             5.13        08/01/2015          749,940
       300,000   MILWAUKEE WI RDA SCIENCE EDUCATION CONSORTIUM
                 PROJECT SERIES A (OTHER REVENUE)                             5.63        08/01/2025          283,797
       500,000   MILWAUKEE WI RDA SCIENCE EDUCATION CONSORTIUM
                 PROJECT SERIES A (OTHER REVENUE)                             5.75        08/01/2035          457,900
        95,000   MILWAUKEE WI RDA SUMMERFEST PROJECT (LEASE
                 REVENUE)                                                     4.20        08/01/2011           98,422
     1,000,000   MONROE WI RDA MONROE CLINIC INCORPORATED
                 (HCFR)                                                       5.50        02/15/2029        1,006,070
     1,500,000   MONROE WI RDA MONROE CLINIC INCORPORATED
                 (HCFR)                                                       5.88        02/15/2039        1,523,700
       300,000   NEENAH WI CDA SERIES A (LEASE REVENUE)                       4.13        12/01/2018          314,397
     1,000,000   NEENAH WI CDA SERIES A (LEASE REVENUE)                       5.13        12/01/2023        1,058,080
       350,000   OAKFIELD WI CDA (LEASE REVENUE)                              5.40        12/01/2021          353,035
       200,000   OSCEOLA WI RDA (LEASE REVENUE)                               4.65        12/01/2010          202,230
       325,000   OSCEOLA WI RDA (LEASE REVENUE)                               4.75        12/01/2011          336,538
       235,000   OSCEOLA WI RDA (LEASE REVENUE)                               5.15        12/01/2015          240,241

                122 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2010

WISCONSIN TAX-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
WISCONSIN (continued)
$      410,000   OSCEOLA WI RDA (LEASE REVENUE)                               5.38%       12/01/2020   $      414,194
       500,000   OSHKOSH WI RDA DERMATOLOGY ASSOCIATION (OTHER REVENUE)       4.25        07/01/2030          496,005
     1,545,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
                 JUNIOR LIEN SERIES B (SALES TAX REVENUE, NATL-RE INSURED)    5.50        12/15/2015        1,657,213
     1,300,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
                 JUNIOR LIEN SERIES B (SALES TAX REVENUE, NATL-RE INSURED)    5.50        12/15/2017        1,393,041
       160,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
                 SERIES A (SALES TAX REVENUE, NATL-RE INSURED)                5.50        12/15/2015          184,347
       100,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
                 SERIES A (SALES TAX REVENUE, NATL-RE INSURED)                5.00        12/15/2017          106,437
     1,765,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
                 SERIES A (SALES TAX REVENUE, NATL-RE INSURED)                5.50        12/15/2017        2,040,922
       280,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
                 SERIES A (SALES TAX REVENUE, NATL-RE INSURED)                5.50        12/15/2018          334,370
       240,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
                 SERIES A (SALES TAX REVENUE, NATL-RE INSURED)                5.50        12/15/2021          285,259
     1,600,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
                 SERIES A (SALES TAX REVENUE, NATL-RE INSURED)                5.50        12/15/2023        1,826,512
       715,000   SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
                 SERIES A (SALES TAX REVENUE, NATL-RE INSURED)                5.50        12/15/2026          812,726
       120,000   ST. CROIX FALLS WI CDA REFUNDING (LEASE REVENUE)             4.40        12/01/2011          125,015
        80,000   ST. CROIX FALLS WI CDA REFUNDING (LEASE REVENUE)             4.50        12/01/2011           82,562
       160,000   ST. CROIX FALLS WI CDA REFUNDING (LEASE REVENUE)             4.50        12/01/2012          166,310
        90,000   ST. CROIX FALLS WI CDA (LEASE REVENUE)                       4.85        12/01/2014           93,702
       275,000   STURGEON BAY WI WATERFRONT RDA REFUNDED SERIES A (OTHER
                 REVENUE)                                                     4.50        10/01/2021          282,021
        75,000   STURTEVANT WI CDA REFUNDING (LEASE REVENUE)                  4.60        12/01/2010           75,162
       110,000   STURTEVANT WI CDA REFUNDING (LEASE REVENUE)                  4.80        12/01/2012          110,224
       100,000   STURTEVANT WI CDA REFUNDING (LEASE REVENUE)                  5.00        12/01/2012          101,780
       300,000   STURTEVANT WI CDA REFUNDING (LEASE REVENUE)                  4.40        12/01/2015          303,687
       100,000   STURTEVANT WI CDA REFUNDING (LEASE REVENUE)                  4.55        12/01/2016          101,047
       300,000   SUN PRAIRIE WI CDA TAX INCREMENTAL # 6 & 7
                 (LEASE REVENUE)                                              3.80        02/01/2018          308,229
       220,000   SUN PRAIRIE WI CDA TAX INCREMENTAL # 6 & 7 (LEASE
                 REVENUE)                                                     4.00        02/01/2019          223,975
       250,000   SUN PRAIRIE WI CDA TAX INCREMENTAL # 6 & 7 (LEASE
                 REVENUE)                                                     4.50        02/01/2022          255,428
       100,000   VERONA WI CDA (ECONOMIC DEVELOPMENT REVENUE)                 4.30        02/01/2015          104,775
       775,000   VERONA WI CDA (LEASE REVENUE)                                5.38        12/01/2022          791,973
        70,000   WARRENS WI CDA (LEASE REVENUE)                               5.00        11/01/2016           61,198
       320,000   WARRENS WI CDA (LEASE REVENUE)                               5.10        11/01/2020          251,213
       300,000   WARRENS WI CDA (OTHER REVENUE)                               3.70        10/01/2014          300,000
        50,000   WATERFORD WI CDA PREREFUNDED (LEASE REVENUE)                 5.35        10/01/2014           50,627
        95,000   WATERFORD WI CDA PREREFUNDED (LEASE REVENUE)                 5.80        10/01/2023           96,299
       550,000   WAUKESHA COUNTY WI HOUSING AUTHORITY BROOKFIELD WOODS
                 PROJECT (HOUSING REVENUE, FIRSTAR BANK LOC)+/-ss             4.80        03/01/2034          551,161
       105,000   WAUKESHA COUNTY WI HOUSING AUTHORITY STEEPLE VIEW
                 INCORPORATED PROJECT (HOUSING REVENUE, ASSOCIATED
                 BANK LOC)+/-ss                                               0.82        12/01/2034          105,000
       340,000   WAUKESHA COUNTY WI HOUSING AUTHORITY THE ARBORETUM
                 PROJECT (HOUSING REVENUE)+/-ss                               5.00        12/01/2027          348,945
       720,000   WESTON WI CDA SERIES A (LEASE REVENUE)                       5.25        10/01/2020          767,297
     1,440,000   WISCONSIN CENTER DISTRICT CAPITAL APPRECIATION BONDS
                 (TAX REVENUE, AGM INSURED)##                                 4.99        12/15/2030          524,304
       230,000   WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (OTHER
                 REVENUE, AGM INSURED)                                        5.25        12/15/2027          258,446
       280,000   WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE,
                 AGM INSURED)                                                 5.25        12/15/2015          320,440
       385,000   WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE,
                 AGM INSURED)                                                 5.25        12/15/2016          440,590
        50,000   WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE,
                 AGM INSURED)                                                 5.25        12/15/2018           57,487
       500,000   WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE,
                 AGM INSURED)                                                 5.25        12/15/2019          573,665
       405,000   WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE,
                 AGM INSURED)                                                 5.25        12/15/2023          458,233
        65,000   WISCONSIN DELLS CDA SERIES A (LEASE REVENUE)                 4.65        09/01/2014           66,208
        70,000   WISCONSIN DELLS CDA SERIES A (LEASE REVENUE)                 4.80        09/01/2015           71,071

                Wells Fargo Advantage Municipal Income Funds 123


Portfolio of Investments--June 30, 2010

WISCONSIN TAX-FREE FUND

                                                                            INTEREST
   PRINCIPAL     SECURITY NAME                                                RATE     MATURITY DATE        VALUE
--------------   --------------------------------------------------------   --------   -------------   --------------
WISCONSIN (continued)
$       80,000   WISCONSIN DELLS CDA SERIES A (LEASE REVENUE)                 5.00%       09/01/2017   $       80,894
       125,000   WISCONSIN HFA REVENUE PREREFUNDED (HOUSING REVENUE, FHA
                 INSURED)                                                     6.10        06/01/2021          149,740
       335,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY AMT
                 SERIES A (HOUSING REVENUE, GO OF AUTHORITY)                  4.75        05/01/2037          339,017
        25,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY AMT
                 SERIES A (HOUSING REVENUE, GO OF AUTHORITY)                  4.63        11/01/2037           22,948
       290,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY AMT
                 SERIES A (HOUSING REVENUE, GO OF AUTHORITY)                  4.70        05/01/2047          263,136
       840,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY AMT
                 SERIES D (HOUSING REVENUE, GO OF AUTHORITY HUD LOAN)+/-ss    0.35        05/01/2029          840,000
     1,960,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY
                 SERIES A (ECONOMIC DEVELOPMENT REVENUE)+/-ss                 4.25        12/01/2035        2,054,707
     2,190,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY
                 SERIES E (HOUSING REVENUE, GO OF AUTHORITY)                  4.90        11/01/2035        2,189,847
     2,245,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT VARIOUS AMT
                 SERIES E
                 (HOUSING REVENUE, GO OF AUTHORITY HUD LOAN)+/-ss             0.35        05/01/2030        2,245,000
                                                                                                           55,762,347
                                                                                                       --------------
TOTAL MUNICIPAL BONDS & NOTES (COST $121,812,558)                                                         125,229,103
                                                                                                       --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $121,812,558)*                                                         98.73%                       125,229,103
OTHER ASSETS AND LIABILITIES, NET                                             1.27                          1,609,896
                                                                            ------                     --------------
TOTAL NET ASSETS                                                            100.00%                    $  126,838,999
                                                                            ------                     --------------

----------
+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

##   Zero coupon security. Rate represents yield to maturity.

@    Stepped coupon bond. Interest rate presented is yield to maturity.

* Cost for federal income tax purposes is $121,803,534 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $3,669,854
Gross unrealized depreciation     (244,285)
                                ----------
Net unrealized appreciation     $3,425,569

The accompanying notes are an integral part of these financial statements.

                124 Wells Fargo Advantage Municipal Income Funds


                             Statements of Assets and Liabilities--June 30, 2010

                                                                              Intermediate
                                                                                  Tax/           Municipal
                                                                             AMT-Free Fund       Bond Fund
                                                                             -------------     -------------
ASSETS
   Investments
      In unaffiliated securities, at value ...............................   $ 935,277,042     $ 929,606,743
      In affiliated securities, at value .................................      26,118,929         5,863,113
                                                                             -------------     -------------
   Total investments, at value (see cost below) ..........................     961,395,971       935,469,856
                                                                             -------------     -------------
   Cash ..................................................................         190,994           259,000
   Receivable for Fund shares issued .....................................       5,288,662         3,613,590
   Receivable for investments sold .......................................       7,794,255         1,478,740
   Receivables for interest ..............................................      10,937,454        10,774,490
   Receivable for daily variation margin on futures contracts ............               0                 0
   Prepaid expenses and other assets .....................................               0            19,751
                                                                             -------------     -------------
Total assets .............................................................     985,607,336       951,615,427
                                                                             -------------     -------------
LIABILITIES
   Payable for daily variation margin on futures contracts ...............               0             7,500
   Payable for Fund shares redeemed ......................................       2,166,106         1,130,910
   Payable for investments purchased .....................................      21,101,798         8,092,042
   Dividends payable .....................................................         424,113         1,078,138
   Payable to investment advisor and affiliates ..........................         512,890           533,888
   Accrued expenses and other liabilities ................................          13,721                 0
                                                                             -------------     -------------
Total liabilities ........................................................      24,218,628        10,842,478
                                                                             -------------     -------------
TOTAL NET ASSETS .........................................................   $ 961,388,708     $ 940,772,949
                                                                             =============     =============
NET ASSETS CONSIST OF
   Paid-in capital .......................................................   $ 952,906,956     $ 933,278,256
   Overdistributed net investment income .................................         (33,179)         (275,676)
   Accumulated net realized gain (loss) on investments ...................      (6,980,611)        3,215,855
   Net unrealized appreciation of investments ............................      15,495,542         4,554,514
                                                                             -------------     -------------
TOTAL NET ASSETS .........................................................   $ 961,388,708     $ 940,772,949
                                                                             =============     =============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A ..................................................   $ 220,688,075     $ 383,203,141
   Shares outstanding - Class A ..........................................      20,407,566        40,306,713
   Net asset value per share - Class A ...................................   $       10.81     $        9.51
   Maximum offering price per share - Class A ............................   $       11.14(2)  $        9.96(3)
   Net assets - Class B ..................................................              NA     $   3,436,620
   Shares outstanding - Class B ..........................................              NA           361,371
   Net asset value and offering price per share - Class B ................              NA     $        9.51
   Net assets - Class C ..................................................   $  29,666,186     $  33,864,248
   Shares outstanding - Class C ..........................................       2,743,362         3,562,691
   Net asset value and offering price per share - Class C ................   $       10.81     $        9.51
   Net assets - Administrator Class ......................................   $ 139,551,364     $ 186,660,601
   Shares outstanding - Administrator Class ..............................      12,897,594        19,640,216
   Net asset value and offering price per share - Administrator Class ....   $       10.82     $        9.50
   Net assets - Institutional Class ......................................   $ 109,593,349     $   2,809,126
   Shares outstanding - Institutional Class ..............................      10,124,431           295,474
   Net asset value and offering price per share - Institutional Class ....   $       10.82     $        9.51
   Net assets - Investor Class ...........................................   $ 461,889,734     $ 330,799,213
   Shares outstanding - Investor Class ...................................      42,728,339        34,800,964
   Net asset value and offering price per share - Investor Class .........   $       10.81     $        9.51
                                                                             -------------     -------------
Investments, at cost .....................................................   $ 945,900,429     $ 930,397,633
                                                                             =============     =============

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/97.00 of net asset value. On investment of $50,000 of more, the offering price is reduced.

(3.) Maximum offering price is computed as 100/95.50 of net asset value. On investment of $50,000 of more, the offering price is reduced.

(4.) Maximum offering price is computed as 100/98.00 of net asset value. On investment of $50,000 of more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 125


Statements of Assets and Liabilities--June 30, 2010

  Short-Term      Ultra Short-Term
  Municipal           Municipal          Wisconsin
  Bond Fund          Income Fund       Tax-Free Fund
--------------    -----------------    -------------


$3,253,228,153       $7,066,496,227     $125,229,103
    49,734,624            3,883,012                0
--------------       --------------     ------------
 3,302,962,777        7,070,379,239      125,229,103
--------------       --------------     ------------
       250,000              400,000           19,356
    32,991,921          118,607,822          211,161
    13,985,000          186,682,389        2,241,489
    27,957,972           37,215,685        1,269,569
        99,609               56,249                0
       143,093               82,893                0
--------------       --------------     ------------
 3,378,390,372        7,413,424,277      128,970,678
--------------       --------------     ------------

             0                    0                0
     4,762,179           39,153,133           74,577
    39,798,760          127,114,689        1,928,530
     1,282,168            2,181,097           49,603
     1,743,215            3,771,978           70,378
             0                    0            8,591
--------------       --------------     ------------
    47,586,322          172,220,897        2,131,679
--------------       --------------     ------------
$3,330,804,050       $7,241,203,380     $126,838,999
==============       ==============     ============

$3,306,899,003       $7,246,194,361     $124,061,974
      (130,166)            (420,282)         (10,852)
     3,098,294          (31,720,688)        (628,668)
    20,936,919           27,149,989        3,416,545
--------------       --------------     ------------
$3,330,804,050       $7,241,203,380     $126,838,999
==============       ==============     ============

$  794,708,625       $3,466,976,822     $  7,534,523
    80,399,164          720,909,718          706,245
$         9.88       $         4.81     $      10.67
$        10.19(2)    $         4.91(4)  $      11.17(3)
            NA                   NA               NA
            NA                   NA               NA
            NA                   NA               NA
$  184,885,440       $  385,330,550     $ 10,978,890
    18,703,533           80,038,141        1,029,305
$         9.89       $         4.81     $      10.67
            NA                   NA               NA
            NA                   NA               NA
            NA                   NA               NA
$  359,154,909       $1,860,538,280               NA
    36,273,742          386,913,212               NA
$         9.90       $         4.81               NA
$1,992,055,076       $1,528,357,728     $108,325,586
   201,318,477          317,532,004       10,155,401
$         9.90       $         4.81     $      10.67
--------------       --------------     ------------
$3,280,997,365       $7,042,964,469     $121,812,558
==============       ==============     ============

                126 Wells Fargo Advantage Municipal Income Funds


                      Statements of Operations--For the Year Ended June 30, 2010



                                                                              Intermediate
                                                                                  Tax/           Municipal
                                                                              AMT-Free Fund      Bond Fund
                                                                             ---------------   ------------
INVESTMENT INCOME
   Interest ..............................................................    $ 30,589,141     $ 41,296,447
   Income from affiliated securities .....................................          20,322            8,762
                                                                              ------------     ------------
Total investment income ..................................................      30,609,463       41,305,209
                                                                              ------------     ------------
EXPENSES
   Advisory fees .........................................................       2,508,074        2,737,666
   Administration fees
      Fund level .........................................................         366,627          401,949
      Class A ............................................................         287,049          542,343
      Class B ............................................................              NA            8,826
      Class C ............................................................          32,504           39,515
      Administrator Class ................................................          87,096          181,418
      Institutional Class ................................................          18,191            1,127
      Investor Class .....................................................       1,025,549          673,698
   Custody fees ..........................................................          47,099           56,386
   Shareholder servicing fees
      Class A ............................................................         388,980          741,707
      Class B ............................................................              NA           12,259
      Class C ............................................................          45,139           54,882
      Administrator Class ................................................         214,130          453,546
      Investor Class .....................................................       1,103,079          725,932
   Accounting fees .......................................................          38,520           34,115
   Distribution fees
      Class B ............................................................              NA           36,777
      Class C ............................................................         135,416          164,644
   Professional fees .....................................................          40,913          107,930
   Registration fees .....................................................          74,858           46,890
   Shareholder reports ...................................................          65,111           71,478
   Trustees' fees ........................................................          10,578           10,578
   Other fees and expenses ...............................................          12,312           26,303
                                                                              ------------     ------------
Total expenses ...........................................................       6,501,225        7,129,969
                                                                              ------------     ------------
LESS:
   Waived fees and/or reimbursed expenses ................................      (1,160,661)      (1,028,490)
   Net expenses ..........................................................       5,340,564        6,101,479
                                                                              ------------     ------------
Net investment income ....................................................      25,268,899       35,203,730
                                                                              ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Unaffiliated securities ...............................................       2,093,836       12,584,139
   Futures transactions ..................................................         (45,935)        (515,109)
                                                                              ------------     ------------
Net realized gain from investments .......................................       2,047,901       12,069,030
                                                                              ------------     ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Unaffiliated securities ...............................................      33,842,440       55,029,464
   Futures transactions ..................................................               0         (517,709)
                                                                              ------------     ------------
Net change in unrealized appreciation (depreciation) of investments ......      33,842,440       54,511,755
                                                                              ------------     ------------
Net realized and unrealized gain or loss on investments ..................      35,890,341       66,580,785
                                                                              ------------     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................    $ 61,159,240     $101,784,515
                                                                              ============     ============

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 127


Statements of Operations--For the Year Ended June 30, 2010

 Short-Term    Ultra Short-Term
 Municipal         Municipal        Wisconsin
 Bond Fund        Income Fund     Tax-Free Fund
------------   ----------------   -------------

$ 77,834,463     $146,144,133       $4,439,100
      38,017           73,226                0
------------     ------------       ----------
  77,872,480      146,217,359        4,439,100
------------     ------------       ----------

   7,549,633       19,679,044          420,595

   1,197,536        3,460,249           60,085
     881,304        6,402,244           11,790
          NA               NA               NA
     189,774          736,341           17,618
          NA               NA               NA
     157,483        1,096,692               NA
   3,687,303        3,651,228          238,814
     119,472          438,798            9,326

   1,140,453        8,821,256           16,145
          NA               NA               NA
     262,869        1,020,860           24,470
          NA               NA               NA
   3,962,388        3,811,132          259,119
      93,388          281,980            7,942
          NA               NA               NA
     790,727        3,068,087           73,410
      56,475           77,986           47,671
      81,914          229,612           39,920
      81,252          217,240            8,463
      10,578           10,578           10,578
      30,501           43,551            3,488
------------     ------------       ----------
  20,293,050       53,046,878        1,249,434
------------     ------------       ----------

  (4,573,909)      (6,902,983)        (279,588)
  15,719,141       46,143,895          969,846
------------     ------------       ----------
  62,153,339      100,073,464        3,469,254
------------     ------------       ----------


  14,620,456       24,256,764          690,907
      57,216                0                0
------------     ------------       ----------
  14,677,672       24,256,764          690,907
------------     ------------       ----------

  28,364,426       17,523,895        3,045,799
  (1,028,493)        (264,781)               0
------------     ------------       ----------
  27,335,933       17,259,114        3,045,799
------------     ------------       ----------
  42,013,605       41,515,878        3,736,706
------------     ------------       ----------
$104,166,944     $141,589,342       $7,205,960
============     ============       ==========

                128 Wells Fargo Advantage Municipal Income Funds


                                             Statements of Changes in Net Assets

                                                                             INTERMEDIATE TAX/AMT-FREE FUND
                                                                             ------------------------------
                                                                                For the          For the
                                                                               Year Ended       Year Ended
                                                                             June 30, 2010    June 30, 2009
                                                                             -------------   --------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ..................................................   $ 540,730,004   $ 505,380,484
OPERATIONS
   Net investment income .................................................      25,268,899      21,864,065
   Net realized gain (loss) on investments ...............................       2,047,901      (8,954,384)
   Net change in unrealized appreciation (depreciation) of investments ...      33,842,440      (9,500,702)
                                                                             -------------   -------------
Net increase (decrease) in net assets resulting from operations ..........      61,159,240       3,408,979
                                                                             -------------   -------------
DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income
      Class A ............................................................      (5,536,134)     (3,393,261)
      Class B ............................................................              NA              NA
      Class C ............................................................        (484,425)       (242,024)
      Administrator Class ................................................      (3,064,957)       (508,542)
      Institutional Class ................................................        (836,264)       (109,669)
      Investor Class .....................................................     (15,349,769)    (17,613,321)
   Net realized gains
      Class A ............................................................               0         (72,111)
      Class B ............................................................              NA              NA
      Class C ............................................................               0          (6,476)
      Administrator Class ................................................               0         (11,520)
      Institutional Class ................................................               0            (354)
      Investor Class .....................................................               0        (391,981)
                                                                             -------------   -------------
Total distributions to shareholders ......................................     (25,271,549)    (22,349,259)
                                                                             -------------   -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ...................................     187,860,219     122,336,615
   Reinvestment of distributions - Class A ...............................       4,250,444       2,613,685
   Cost of shares redeemed - Class A .....................................    (103,587,973)    (29,675,721)
                                                                             -------------   -------------
   Net increase in net assets resulting from capital share transactions
      - Class A ..........................................................      88,522,690      95,274,579
                                                                             -------------   -------------
   Proceeds from shares sold - Class B ...................................              NA              NA
   Reinvestment of distributions - Class B ...............................              NA              NA
   Cost of shares redeemed - Class B .....................................              NA              NA
                                                                             -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class B .............................................              NA              NA
                                                                             -------------   -------------
   Proceeds from shares sold - Class C ...................................      23,954,856       7,801,146
   Reinvestment of distributions - Class C ...............................         323,736         161,241
   Cost of shares redeemed - Class C .....................................      (4,903,277)     (1,568,460)
                                                                             -------------   -------------
   Net increase in net assets resulting from capital share transactions
      - Class C ..........................................................      19,375,315       6,393,927
                                                                             -------------   -------------
   Proceeds from shares sold - Administrator Class .......................     135,798,915       6,213,235
   Reinvestment of distributions - Administrator Class ...................       3,011,752         497,453
   Cost of shares redeemed - Administrator Class .........................     (15,419,345)     (3,679,177)
                                                                             -------------   -------------
   Net increase in net assets resulting from capital share transactions
      - Administrator Class ..............................................     123,391,322       3,031,511
                                                                             -------------   -------------
   Proceeds from shares sold - Institutional Class .......................     112,194,715       7,750,800
   Reinvestment of distributions - Institutional Class ...................         324,205          23,465
   Cost of shares redeemed - Institutional Class .........................     (10,025,059)     (1,478,798)
                                                                             -------------   -------------
   Net increase in net assets resulting from capital share transactions
      - Institutional Class ..............................................     102,493,861       6,295,467
                                                                             -------------   -------------
   Proceeds from shares sold - Investor Class ............................     203,761,799     157,159,693
   Reinvestment of distributions - Investor Class ........................      12,801,335      15,291,639
   Cost of shares redeemed - Investor Class ..............................    (165,575,309)   (229,157,016)
                                                                             -------------   -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Investor Class ......................................      50,987,825     (56,705,684)
                                                                             -------------   -------------
   Net increase in net assets resulting from capital share transactions
      - Total ............................................................     384,771,013      54,289,800
                                                                             -------------   -------------
NET INCREASE IN NET ASSETS ...............................................     420,658,704      35,349,520
                                                                             =============   =============
ENDING NET ASSETS ........................................................   $ 961,388,708   $ 540,730,004
                                                                             =============   =============
Ending balance of overdistributed net investment income ..................   $     (33,179)  $     (28,047)
                                                                             -------------   -------------

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 129


Statements of Changes in Net Assets


                                                                          ULTRA SHORT-TERM
     MUNICIPAL BOND FUND         SHORT-TERM MUNICIPAL BOND FUND         MUNICIPAL INCOME FUND
-----------------------------   -------------------------------   --------------------------------
    For the        For the          For the          For the          For the          For the
  Year Ended      Year Ended       Year Ended      Year Ended        Year Ended       Year Ended
June 30, 2010   June 30, 2009    June 30, 2010    June 30, 2009    June 30, 2010     June 30, 2009
-------------   -------------   --------------   --------------   ---------------   --------------

$645,970,143    $ 399,512,398   $1,182,095,493   $  801,864,921   $ 4,360,740,417   $  956,688,566
  35,203,730       30,805,814       62,153,339       38,755,601       100,073,464       71,600,699
  12,069,030         (441,109)      14,677,672       (3,235,666)       24,256,764        9,785,472
  54,511,755      (37,400,722)      27,335,933        1,559,717        17,259,114       12,743,737
------------    -------------   --------------   --------------   ---------------   --------------
 101,784,515       (7,036,017)     104,166,944       37,079,652       141,589,342       94,129,908
------------    -------------   --------------   --------------   ---------------   --------------


 (13,168,933)      (9,993,752)     (12,674,940)      (4,031,508)      (51,370,422)     (23,251,586)
    (182,055)        (386,514)              NA               NA                NA               NA
    (787,394)        (430,693)      (1,897,313)        (359,876)       (2,879,587)      (1,515,764)
  (8,264,525)      (8,050,361)              NA               NA                NA               NA
     (62,498)            (534)      (5,438,070)         (35,014)      (22,939,987)      (9,175,348)
 (12,736,757)     (11,973,764)     (42,139,434)     (34,329,186)      (22,848,792)     (37,657,990)

  (2,198,525)               0                0                0                 0                0
     (35,662)               0               NA               NA                NA               NA
    (152,345)               0                0                0                 0                0
  (1,350,580)               0               NA               NA                NA               NA
      (3,647)               0                0                0                 0                0
  (2,149,008)               0                0                0                 0                0
------------    -------------   --------------   --------------   ---------------   --------------
 (41,091,929)     (30,835,618)     (62,149,757)     (38,755,584)     (100,038,788)     (71,600,688)
------------    -------------   --------------   --------------   ---------------   --------------

 174,633,457      229,321,189      974,853,792      271,963,431     4,567,080,711    2,471,824,277
  11,481,886        7,073,284        8,091,833        1,336,640        39,421,535       18,996,223
 (45,012,114)    (123,156,897)    (330,249,367)    (137,364,554)   (3,389,838,439)    (386,351,050)
------------    -------------   --------------   --------------   ---------------   --------------

 141,103,229      113,237,576      652,696,258      135,935,517     1,216,663,807    2,104,469,450
------------    -------------   --------------   --------------   ---------------   --------------
     137,301       14,238,274               NA               NA                NA               NA
     163,241          268,431               NA               NA                NA               NA
  (3,811,305)     (12,621,709)              NA               NA                NA               NA
------------    -------------   --------------   --------------   ---------------   --------------

  (3,510,763)       1,884,996               NA               NA                NA               NA
------------    -------------   --------------   --------------   ---------------   --------------
  22,874,626       20,525,642      175,876,976       18,235,868       268,886,147      261,384,874
     559,686          233,003        1,310,441          232,941         1,880,637        1,071,372
  (3,464,430)      (8,730,855)     (15,215,225)      (2,594,193)     (143,633,030)     (10,438,680)
------------    -------------   --------------   --------------   ---------------   --------------

  19,969,882       12,027,790      161,972,192       15,874,616       127,133,754      252,017,566
------------    -------------   --------------   --------------   ---------------   --------------
  64,964,853      351,174,657               NA               NA                NA               NA
   1,855,404        1,458,111               NA               NA                NA               NA
 (52,116,810)    (208,975,722)              NA               NA                NA               NA
------------    -------------   --------------   --------------   ---------------   --------------

  14,703,447      143,657,046               NA               NA                NA               NA
------------    -------------   --------------   --------------   ---------------   --------------
   6,604,231                0      461,047,987        6,023,000     3,061,353,975      610,307,777
      19,637              534        4,391,588           35,014        14,496,467        6,928,317
  (3,854,250)               0     (114,864,801)               0    (1,764,166,227)    (172,388,617)
------------    -------------   --------------   --------------   ---------------   --------------

   2,769,618              534      350,574,774        6,058,014     1,311,684,215      444,847,477
------------    -------------   --------------   --------------   ---------------   --------------
 118,289,745       88,675,061    1,402,490,736      558,692,106     1,430,091,351    1,217,959,631
  12,357,855        9,746,328       35,105,374       28,239,662        17,966,761       31,216,921
 (71,572,793)     (84,899,951)    (496,147,964)    (362,893,411)   (1,264,627,479)    (668,988,414)
------------    -------------   --------------   --------------   ---------------   --------------

  59,074,807       13,521,438      941,448,146      224,038,357       183,430,633      580,188,138
------------    -------------   --------------   --------------   ---------------   --------------

 234,110,220      284,329,380    2,106,691,370      381,906,504     2,838,912,409    3,381,522,631
------------    -------------   --------------   --------------   ---------------   --------------
 294,802,806      246,457,745    2,148,708,557      380,230,572     2,880,462,963    3,404,051,851
============    =============   ==============   ==============   ===============   ==============
$940,772,949    $ 645,970,143   $3,330,804,050   $1,182,095,493   $ 7,241,203,380   $4,360,740,417
============    =============   ==============   ==============   ===============   ==============
$   (275,676)   $    (220,240)  $     (130,166)  $     (124,746)  $      (420,282)  $     (436,487)
------------    -------------   --------------   --------------   ---------------   --------------

                130 Wells Fargo Advantage Municipal Income Funds


                                             Statements of Changes in Net Assets

                                                                             INTERMEDIATE TAX/AMT-FREE FUND
                                                                             ------------------------------
                                                                                For the         For the
                                                                               Year Ended      Year Ended
                                                                             June 30, 2010   June 30, 2009
                                                                             -------------   --------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .................................................     17,583,150      11,975,124
   Shares issued in reinvestment of distributions - Class A ..............        397,217         259,189
   Shares redeemed - Class A .............................................     (9,747,500)     (2,955,509)
                                                                               ----------      ----------
Net increase in shares outstanding - Class A .............................      8,232,867       9,278,804
                                                                               ----------      ----------
   Shares sold - Class B .................................................             NA              NA
   Shares issued in reinvestment of distributions - Class B ..............             NA              NA
   Shares redeemed - Class B .............................................             NA              NA
                                                                               ----------      ----------
   Net increase (decrease) in shares outstanding - Class B ...............             NA              NA
                                                                               ----------      ----------
   Shares sold - Class C .................................................      2,231,799         763,427
   Shares issued in reinvestment of distributions - Class C ..............         30,173          15,992
   Shares redeemed - Class C .............................................       (459,321)       (154,876)
                                                                               ----------      ----------
   Net increase in shares outstanding - Class C ..........................      1,802,651         624,543
                                                                               ----------      ----------
   Shares sold - Administrator Class .....................................     12,729,769         607,217
   Shares issued in reinvestment of distributions - Administrator Class ..        279,913          49,243
   Shares redeemed - Administrator Class .................................     (1,432,678)       (364,418)
                                                                               ----------      ----------
   Net increase in shares outstanding - Administrator Class ..............     11,577,004         292,042
                                                                               ----------      ----------
   Shares sold - Institutional Class .....................................     10,404,212         764,164
   Shares issued in reinvestment of distributions - Institutional Class ..         30,045           2,329
   Shares redeemed - Institutional Class .................................       (931,087)       (146,189)
                                                                               ----------      ----------
   Net increase in shares outstanding - Institutional Class ..............      9,503,170         620,304
                                                                               ----------      ----------
   Shares sold - Investor Class ..........................................     19,089,346      15,439,710
   Shares issued in reinvestment of distributions - Investor Class .......      1,197,283       1,512,482
   Shares redeemed - Investor Class ......................................    (15,479,753)    (22,795,123)
                                                                               ----------      ----------
   Net increase (decrease) in shares outstanding - Investor Class ........      4,806,876      (5,842,931)
                                                                               ----------      ----------
NET INCREASE IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ..........................................................     35,922,568       4,972,762
                                                                               ==========      ==========

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 131


Statements of Changes in Net Assets

                                                                        ULTRA SHORT-TERM
     MUNICIPAL BOND FUND        SHORT-TERM MUNICIPAL BOND FUND       MUNICIPAL INCOME FUND
-----------------------------   ------------------------------   -----------------------------
   For the         For the         For the          For the         For the         For the
  Year Ended      Year Ended      Year Ended       Year Ended      Year Ended      Year Ended
June 30, 2010   June 30, 2009   June 30, 2010    June 30, 2009   June 30, 2010   June 30, 2009
-------------   -------------   -------------   --------------   -------------   -------------

  18,624,784      25,518,667      99,105,642       28,158,812     951,696,513     520,193,935
   1,225,131         827,537         820,042          140,738       8,208,591       4,002,237
  (4,790,912)    (13,669,303)    (33,558,832)     (14,267,238)   (705,410,291)    (81,487,843)
  ----------     -----------     -----------      -----------    ------------     -----------
  15,059,003      12,676,901      66,366,852       14,032,312     254,494,813     442,708,329
  ----------     -----------     -----------      -----------    ------------     -----------
      14,440       1,459,582              NA               NA              NA              NA
      17,508          31,363              NA               NA              NA              NA
    (408,361)     (1,411,936)             NA               NA              NA              NA
  ----------     -----------     -----------      -----------    ------------     -----------
    (376,413)         79,009              NA               NA              NA              NA
  ----------     -----------     -----------      -----------    ------------     -----------
   2,438,895       2,105,854      17,873,415        1,901,559      56,028,397      54,954,779
      59,644          27,284         132,805           24,505         391,189         225,214
    (366,694)       (961,053)     (1,542,490)        (271,557)    (29,839,846)     (2,200,098)
  ----------     -----------     -----------      -----------    ------------     -----------
   2,131,845       1,172,085      16,463,730        1,654,507      26,579,740      52,979,895
  ----------     -----------     -----------      -----------    ------------     -----------
   6,989,668      38,065,737              NA               NA              NA              NA
     198,300         170,259              NA               NA              NA              NA
  (5,555,560)    (23,137,105)             NA               NA              NA              NA
  ----------     -----------     -----------      -----------    ------------     -----------
   1,632,408      15,098,891              NA               NA              NA              NA
  ----------     -----------     -----------      -----------    ------------     -----------
     700,123               0      46,818,608          629,117     637,116,917     128,536,569
       2,078              63         444,256            3,650       3,018,508       1,460,049
    (407,890)              0     (11,622,930)               0    (366,869,237)    (36,362,966)
  ----------     -----------     -----------      -----------    ------------     -----------
     294,311              63      35,639,934          632,767     273,266,188      93,633,652
  ----------     -----------     -----------      -----------    ------------     -----------
  12,650,519      10,417,406     142,468,430       58,628,406     297,638,304     256,603,741
   1,320,737       1,138,543       3,561,005        2,968,755       3,737,308       6,589,170
  (7,666,332)    (10,029,014)    (50,282,856)     (38,333,262)   (262,978,844)   (141,084,300)
  ----------     -----------     -----------      -----------    ------------     -----------
   6,304,924       1,526,935      95,746,579       23,263,899      38,396,768     122,108,611
  ----------     -----------     -----------      -----------    ------------     -----------

  25,046,078      30,553,884     214,217,095       39,583,485     592,737,509     711,430,487
  ==========     ===========     ===========      ===========    ============     ===========

                132 Wells Fargo Advantage Municipal Income Funds


                                             Statements of Changes in Net Assets

                                                                WISCONSIN TAX-FREE FUND
                                                             -----------------------------
                                                                For the         For the
                                                               Year Ended      Year Ended
                                                             June 30, 2010   June 30, 2009
                                                             -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ..................................   $104,699,744    $ 93,584,166
OPERATIONS
   Net investment income .................................      3,469,254       3,493,773
   Net realized gain (loss) on investments ...............        690,907         (34,265)
   Net change in unrealized appreciation (depreciation) of
      investments ........................................      3,045,799         596,119
                                                             ------------    ------------
Net increase in net assets resulting from operations .....      7,205,960       4,055,627
                                                             ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ............................................       (195,109)       (131,889)
      Class C ............................................       (215,046)       (179,709)
      Investor Class .....................................     (3,055,617)     (3,182,177)
   Net realized gains
      Class A ............................................        (68,605)              0
      Class C ............................................       (101,767)              0
      Investor Class .....................................     (1,091,354)              0
                                                             ------------    ------------
Total distributions to shareholders ......................     (4,727,498)     (3,493,775)
                                                             ------------    ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ...................      3,144,753       7,484,787
   Reinvestment of distributions - Class A ...............        246,215         128,558
   Cost of shares redeemed - Class A .....................     (1,093,312)     (2,869,513)
                                                             ------------    ------------
   Net increase in net assets resulting from capital share
      transactions - Class A .............................      2,297,656       4,743,832
                                                             ------------    ------------
   Proceeds from shares sold - Class C ...................      5,049,084       2,885,823
   Reinvestment of distributions - Class C ...............        267,352         162,324
   Cost of shares redeemed - Class C .....................     (2,055,652)       (700,656)
                                                             ------------    ------------
   Net increase in net assets resulting from capital share
      transactions - Class C .............................      3,260,784       2,347,491
                                                             ------------    ------------
   Proceeds from shares sold - Investor Class ............     36,736,588      26,181,698
   Reinvestment of distributions - Investor Class ........      3,392,706       2,588,795
   Cost of shares redeemed - Investor Class ..............    (26,026,941)    (25,308,090)
                                                             ------------    ------------
   Net increase in net assets resulting from capital share
      transactions - Investor Class ......................     14,102,353       3,462,403
                                                             ------------    ------------
Net increase in net assets resulting from capital share
      transactions - Total ...............................     19,660,793      10,553,726
                                                             ------------    ------------
NET INCREASE IN NET ASSETS ...............................     22,139,255      11,115,578
                                                             ------------    ------------
ENDING NET ASSETS ........................................   $126,838,999    $104,699,744
                                                             ============    ============
Ending balance of overdistributed net investment income ..   $    (10,852)   $    (12,019)
                                                             ------------    ------------

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 133


Statements of Changes in Net Assets

                                                                WISCONSIN TAX-FREE FUND
                                                             -----------------------------
                                                                For the         For the
                                                               Year Ended      Year Ended
                                                             June 30, 2010   June 30, 2009
                                                             -------------   -------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .................................       295,758         724,128
   Shares issued in reinvestment of distributions -
      Class A ............................................        23,183          12,538
   Shares redeemed - Class A .............................      (102,660)       (278,648)
                                                              ----------      ----------
   Net increase in shares outstanding - Class A ..........       216,281         458,018
                                                              ----------      ----------
   Shares sold - Class C .................................       475,892         280,287
   Shares issued in reinvestment of distributions -
      Class C ............................................        25,180          15,840
   Shares redeemed - Class C .............................      (193,522)        (68,479)
                                                              ----------      ----------
   Net increase in shares outstanding - Class C ..........       307,550         227,648
                                                              ----------      ----------
   Shares sold - Investor Class ..........................     3,459,427       2,558,453
   Shares issued in reinvestment of distributions -
      Investor Class .....................................       319,469         252,680
   Shares redeemed - Investor Class ......................    (2,449,227)     (2,484,683)
                                                              ----------      ----------
   Net increase in shares outstanding - Investor Class ...     1,329,669         326,450
                                                              ----------      ----------
NET INCREASE IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ....................................     1,853,500       1,012,116
                                                              ==========      ==========

                134 Wells Fargo Advantage Municipal Income Funds


                                                            Financial Highlights

                                           Beginning                 Net Realized    Distributions
                                           Net Asset       Net      and Unrealized      from Net
                                           Value Per   Investment     Gain (Loss)      Investment
                                             Share       Income     on Investments       Income
                                           ---------   ----------   --------------   -------------
INTERMEDIATE TAX/AMT-FREE FUND
Class A
July 1, 2009 to June 30, 2010 ..........     $10.21       0.37           0.60            (0.37)
July 1, 2008 to June 30, 2009 ..........     $10.53       0.44          (0.31)           (0.44)
August 1, 2007(3) to June 30, 2008 .....     $10.65       0.40          (0.10)           (0.40)
Class C
July 1, 2009 to June 30, 2010 ..........     $10.21       0.29           0.60            (0.29)
July 1, 2008 to June 30, 2009 ..........     $10.53       0.36          (0.31)           (0.36)
August 1, 2007(3) to June 30, 2008 .....     $10.65       0.33          (0.10)           (0.33)
Administrator Class
July 1, 2009 to June 30, 2010 ..........     $10.21       0.38           0.62            (0.39)
July 1, 2008 to June 30, 2009 ..........     $10.53       0.45          (0.31)           (0.45)
March 31, 2008(3) to June 30, 2008 .....     $10.56       0.11          (0.03)           (0.11)
Institutional Class
July 1, 2009 to June 30, 2010 ..........     $10.22       0.39           0.61            (0.40)
July 1, 2008 to June 30, 2009 ..........     $10.53       0.47          (0.30)           (0.47)
March 31, 2008(3) to June 30, 2008 .....     $10.56       0.12          (0.02)           (0.12)
Investor Class
July 1, 2009 to June 30, 2010 ..........     $10.20       0.37           0.61            (0.37)
July 1, 2008 to June 30, 2009 ..........     $10.53       0.43          (0.32)           (0.43)
July 1, 2007 to June 30, 2008 ..........     $10.60       0.44          (0.05)           (0.44)
July 1, 2006 to June 30, 2007 ..........     $10.55       0.39           0.07            (0.39)
July 1, 2005 to June 30, 2006 ..........     $10.81       0.37          (0.24)           (0.37)
MUNICIPAL BOND FUND
Class A
July 1, 2009 to June 30, 2010 ..........     $ 8.74       0.41           0.84            (0.41)
July 1, 2008 to June 30, 2009 ..........     $ 9.21       0.45          (0.47)           (0.45)
July 1, 2007 to June 30, 2008 ..........     $ 9.50       0.42          (0.29)           (0.42)
July 1, 2006 to June 30, 2007 ..........     $ 9.41       0.40           0.11            (0.40)
July 1, 2005 to June 30, 2006 ..........     $ 9.60       0.40          (0.19)           (0.40)
Class B
July 1, 2009 to June 30, 2010 ..........     $ 8.72       0.35           0.85            (0.34)
July 1, 2008 to June 30, 2009 ..........     $ 9.21       0.38          (0.49)           (0.38)
July 1, 2007 to June 30, 2008 ..........     $ 9.50       0.35          (0.29)           (0.35)
July 1, 2006 to June 30, 2007 ..........     $ 9.41       0.32           0.11            (0.32)
July 1, 2005 to June 30, 2006 ..........     $ 9.60       0.33          (0.19)           (0.33)
Class C
July 1, 2009 to June 30, 2010 ..........     $ 8.74       0.33           0.85            (0.34)
July 1, 2008 to June 30, 2009 ..........     $ 9.21       0.38          (0.47)           (0.38)
July 1, 2007 to June 30, 2008 ..........     $ 9.50       0.35          (0.29)           (0.35)
July 1, 2006 to June 30, 2007 ..........     $ 9.41       0.32           0.11            (0.32)
July 1, 2005 to June 30, 2006 ..........     $ 9.60       0.33          (0.19)           (0.33)

----------
(1.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(2.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio Turnover rates presented for periods of less than one year are not annualized.

(3.) Commencement of class operations.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 135


Financial Highlights

                                       Ratio to Average
                   Ending           Net Assets (Annualized)
 Distributions   Net Asset   ------------------------------------               Portfolio    Net Assets at
   from Net      Value Per   Net Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share         Income       Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
--------------   ---------   --------------   --------   --------   ---------   ---------   ---------------

     0.00          $10.81         3.47%         0.85%      0.70%      9.64%         61%         $220,688
    (0.01)         $10.21         4.27%         0.90%      0.70%      1.33%         92%         $124,317
    (0.02)         $10.53         4.13%         0.96%      0.70%      2.86%         98%         $ 30,506

     0.00          $10.81         2.68%         1.61%      1.45%      8.82%         61%         $ 29,666
    (0.01)         $10.21         3.51%         1.63%      1.45%      0.56%         92%         $  9,603
    (0.02)         $10.53         3.31%         1.74%      1.45%      2.14%         98%         $  3,329

     0.00          $10.82         3.51%         0.77%      0.60%      9.85%         61%         $139,551
    (0.01)         $10.21         4.40%         0.78%      0.60%      1.43%         92%         $ 13,486
     0.00          $10.53         4.31%         0.85%      0.60%      0.80%         98%         $ 10,834

     0.00          $10.82         3.69%         0.51%      0.42%     10.05%         61%         $109,593
    (0.01)         $10.22         4.48%         0.56%      0.42%      1.62%         92%         $  6,347
     0.00          $10.54         4.46%         0.58%      0.44%      0.87%         98%         $     10

     0.00          $10.81         3.44%         0.91%      0.75%      9.70%         61%         $461,890
    (0.01)         $10.20         4.24%         0.95%      0.75%      1.18%         92%         $386,977
    (0.02)         $10.53         4.07%         1.16%      0.75%      3.67%         98%         $460,702
    (0.02)         $10.60         3.66%         1.23%      0.75%      4.41%         78%         $313,361
    (0.02)         $10.55         3.53%         1.32%      0.75%      1.22%        102%         $ 90,623


    (0.07)         $ 9.51         4.37%         0.86%      0.75%     14.28%         84%         $383,203
     0.00          $ 8.74         5.19%         0.89%      0.75%     (0.04)%       152%         $220,711
     0.00          $ 9.21         4.44%         1.04%      0.82%      1.38%        144%         $115,830
    (0.02)         $ 9.50         4.11%         1.07%      0.85%      5.38%        107%         $127,411
     0.00          $ 9.41         4.20%         1.08%      0.85%      2.20%        136%         $134,850

    (0.07)         $ 9.51         3.71%         1.61%      1.50%     13.43%         84%         $  3,437
     0.00          $ 8.72         4.40%         1.64%      1.50%     (1.01)%       152%         $  6,436
     0.00          $ 9.21         3.67%         1.79%      1.57%      0.62%        144%         $  6,070
    (0.02)         $ 9.50         3.36%         1.82%      1.60%      4.59%        107%         $  8,642
     0.00          $ 9.41         3.44%         1.83%      1.61%      1.43%        136%         $ 12,366

    (0.07)         $ 9.51         3.59%         1.61%      1.50%     13.43%         84%         $ 33,864
     0.00          $ 8.74         4.44%         1.63%      1.50%     (0.79)%       152%         $ 12,509
     0.00          $ 9.21         3.67%         1.77%      1.57%      0.62%        144%         $  2,384
    (0.02)         $ 9.50         3.36%         1.82%      1.60%      4.59%        107%         $  2,146
     0.00          $ 9.41         3.45%         1.84%      1.61%      1.43%        136%         $  1,953

                136 Wells Fargo Advantage Municipal Income Funds


                                                            Financial Highlights

                                          Beginning                 Net Realized    Distributions
                                          Net Asset       Net      and Unrealized      from Net
                                          Value Per   Investment     Gain (Loss)      Investment
                                            Share       Income     on Investments       Income
                                          ---------   ----------   --------------   -------------
MUNICIPAL BOND FUND (continued)
Administrator Class
July 1, 2009 to June 30, 2010 .........      $8.73       0.42           0.85            (0.43)
July 1, 2008 to June 30, 2009 .........      $9.21       0.46          (0.48)           (0.46)
July 1, 2007 to June 30, 2008 .........      $9.50       0.44          (0.29)           (0.44)
July 1, 2006 to June 30, 2007 .........      $9.41       0.43           0.11            (0.43)
July 1, 2005 to June 30, 2006 .........      $9.60       0.43          (0.19)           (0.43)
Institutional Class
July 1, 2009 to June 30, 2010 .........      $8.73       0.41           0.88            (0.44)
July 1, 2008 to June 30, 2009 .........      $9.21       0.47          (0.48)           (0.47)
March 31, 2008(3) to June 30, 2008 ....      $9.19       0.11           0.02            (0.11)
Investor Class
July 1, 2009 to June 30, 2010 .........      $8.74       0.41           0.84            (0.41)
July 1, 2008 to June 30, 2009 .........      $9.21       0.44          (0.47)           (0.44)
July 1, 2007 to June 30, 2008 .........      $9.50       0.42          (0.29)           (0.42)
July 1, 2006 to June 30, 2007 .........      $9.41       0.40           0.11            (0.40)
July 1, 2005 to June 30, 2006 .........      $9.60       0.40          (0.19)           (0.40)

SHORT-TERM MUNICIPAL BOND FUND
Class A
July 1, 2009 to June 30, 2010 .........      $9.64       0.27           0.24            (0.27)
July 18, 2008(3) to June 30, 2009 .....      $9.70       0.38          (0.06)           (0.38)
Class C
July 1, 2009 to June 30, 2010 .........      $9.64       0.20           0.25            (0.20)
July 1, 2008 to June 30, 2009 .........      $9.66       0.32          (0.02)           (0.32)
July 1, 2007 to June 30, 2008 .........      $9.73       0.31          (0.07)           (0.31)
July 1, 2006 to June 30, 2007 .........      $9.73       0.28           0.00            (0.28)
July 1, 2005 to June 30, 2006 .........      $9.82       0.24          (0.09)           (0.24)
Institutional Class
July 1, 2009 to June 30, 2010 .........      $9.66       0.29           0.24            (0.29)
July 1, 2008 to June 30, 2009 .........      $9.68       0.41          (0.02)           (0.41)
March 31, 2008(3) to June 30, 2008 ....      $9.72       0.10          (0.04)           (0.10)
Investor Class
July 1, 2009 to June 30, 2010 .........      $9.65       0.27           0.25            (0.27)
July 1, 2008 to June 30, 2009 .........      $9.67       0.39          (0.02)           (0.39)
July 1, 2007 to June 30, 2008 .........      $9.74       0.40          (0.07)           (0.40)
July 1, 2006 to June 30, 2007 .........      $9.74       0.36           0.00            (0.36)
July 1, 2005 to June 30, 2006 .........      $9.83       0.33          (0.09)           (0.33)

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
Class A
July 1, 2009 to June 30, 2010 .........      $4.78       0.07           0.03            (0.07)
July 1, 2008 to June 30, 2009 .........      $4.75       0.20           0.03            (0.20)
July 1, 2007(3) to June 30, 2008 ......      $4.76       0.20          (0.01)           (0.20)
July 1, 2006 to June 30, 2007 .........      $4.76       0.17           0.00            (0.17)
July 1, 2005 to June 30, 2006 .........      $4.77       0.14          (0.01)           (0.14)
Class C
July 1, 2009 to June 30, 2010 .........      $4.78       0.04           0.03            (0.04)
July 1, 2008 to June 30, 2009 .........      $4.76       0.16           0.02            (0.16)
March 31, 2008(3) to June 30, 2008 ....      $4.75       0.04           0.01            (0.04)

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 137


Financial Highlights

                                     Ratio to Average
                                  Net Assets (Annualized)
                   Ending    --------------------------------
Distributions    Net Asset       Net                                        Portfolio    Net Assets at
   from Net      Value Per   Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share       Income     Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
--------------   ---------   ----------   --------   --------   ---------   ---------   ---------------


    (0.07)         $9.50        4.55%       0.78%      0.60%     14.33%         84%        $  186,661
     0.00          $8.73        5.34%       0.81%      0.60%      0.00%        152%        $  157,287
     0.00          $9.21        4.71%       0.87%      0.56%      1.65%        144%        $   26,793
    (0.02)         $9.50        4.48%       0.89%      0.48%      5.77%        107%        $   15,926
     0.00          $9.41        4.57%       0.90%      0.48%      2.57%        136%        $   16,136

    (0.07)         $9.51        4.42%       0.50%      0.50%     14.73%         84%        $    2,809
     0.00          $8.73        5.50%       0.51%      0.42%      0.17%        152%        $       10
     0.00          $9.21        5.02%       0.56%      0.44%      1.45%        144%        $       10

    (0.07)         $9.51        4.35%       0.91%      0.80%     14.23%         84%        $  330,799
     0.00          $8.74        5.12%       0.94%      0.80%     (0.09)%       152%        $  249,015
     0.00          $9.21        4.46%       1.16%      0.80%      1.41%        144%        $  248,426
    (0.02)         $9.50        4.16%       1.24%      0.80%      5.43%        107%        $  248,692
     0.00          $9.41        4.25%       1.25%      0.80%      2.25%        136%        $  200,297



     0.00          $9.88        2.59%       0.80%      0.60%      5.37%         78%        $  794,709
     0.00          $9.64        4.14%       0.87%      0.60%      3.39%        101%        $  135,320

     0.00          $9.89        1.80%       1.56%      1.35%      4.67%         78%        $  184,885
     0.00          $9.64        3.36%       1.61%      1.36%      3.25%        101%        $   21,599
     0.00          $9.66        3.15%       1.71%      1.55%      2.50%         94%        $    5,656
     0.00          $9.73        2.81%       1.73%      1.55%      2.85%        126%        $    2,847
     0.00          $9.73        2.46%       1.74%      1.58%      1.57%        129%        $    4,965

     0.00          $9.90        2.76%       0.46%      0.39%      5.58%         78%        $  359,155
     0.00          $9.66        4.15%       0.55%      0.40%      4.21%        101%        $    6,123
     0.00          $9.68        4.35%       0.54%      0.41%      0.66%         94%        $       10

     0.00          $9.90        2.63%       0.86%      0.66%      5.41%         78%        $1,992,055
     0.00          $9.65        4.10%       0.92%      0.66%      3.98%        101%        $1,019,054
     0.00          $9.67        4.06%       1.10%      0.66%      3.43%         94%        $  796,199
     0.00          $9.74        3.70%       1.15%      0.66%      3.76%        126%        $  674,631
     0.00          $9.74        3.40%       1.15%      0.66%      2.49%        129%        $  637,443



     0.00          $4.81        1.44%       0.78%      0.67%      2.17%        120%        $3,466,977
     0.00          $4.78        3.77%       0.84%      0.67%      5.00%        186%        $2,227,869
     0.00          $4.75        4.14%       0.99%      0.70%      4.10%        191%        $  112,660
     0.00          $4.76        3.52%       1.06%      0.72%      3.59%        123%        $    9,670
     0.00          $4.76        2.98%       1.05%      0.76%      2.81%        128%        $   13,317

     0.00          $4.81        0.70%       1.53%      1.42%      1.40%        120%        $  385,331
     0.00          $4.78        2.79%       1.58%      1.42%      3.95%        186%        $  255,585
     0.00          $4.76        2.93%       1.63%      1.42%      1.00%        191%        $    2,276

                138 Wells Fargo Advantage Municipal Income Funds


                                                            Financial Highlights

                                          Beginning                 Net Realized    Distributions
                                          Net Asset       Net      and Unrealized      from Net
                                          Value Per   Investment     Gain (Loss)      Investment
                                            Share       Income     on Investments      Income
                                          ---------   ----------   --------------   -------------
ULTRA SHORT-TERM MUNICIPAL INCOME
   FUND (continued)
Institutional Class
July 1, 2009 to June 30, 2010 .........     $ 4.78       0.09           0.03            (0.09)
July 1, 2008 to June 30, 2009 .........     $ 4.75       0.22           0.03            (0.22)
July 1, 2007 to June 30, 2008 .........     $ 4.76       0.22          (0.01)           (0.22)
July 1, 2006 to June 30, 2007 .........     $ 4.76       0.19           0.00            (0.19)
July 1, 2005 to June 30, 2006 .........     $ 4.77       0.16          (0.01)           (0.16)
Investor Class
July 1, 2009 to June 30, 2010 .........     $ 4.78       0.07           0.03            (0.07)
July 1, 2008 to June 30, 2009 .........     $ 4.75       0.20           0.03            (0.20)
July 1, 2007 to June 30, 2008 .........     $ 4.76       0.20          (0.01)           (0.20)
July 1, 2006 to June 30, 2007 .........     $ 4.76       0.16           0.01            (0.17)
July 1, 2005 to June 30, 2006 .........     $ 4.77       0.14          (0.01)           (0.14)

WISCONSIN TAX-FREE FUND
Class A
July 1, 2009 to June 30, 2010 .........     $10.43       0.32           0.35            (0.32)
July 1, 2008 to June 30, 2009 .........     $10.37       0.38           0.06            (0.38)
March 31, 2008(3) to June 30, 2008 ....     $10.44       0.09          (0.07)           (0.09)
Class C
July 1, 2009 to June 30, 2010 .........     $10.43       0.23           0.35            (0.23)
July 1, 2008 to June 30, 2009 .........     $10.37       0.30           0.06            (0.30)
July 1, 2007 to June 30, 2008 .........     $10.44       0.30          (0.05)           (0.30)
July 1, 2006 to June 30, 2007 .........     $10.38       0.30           0.11            (0.30)
July 1, 2005 to June 30, 2006 .........     $10.70       0.30          (0.29)           (0.30)
Investor Class
July 1, 2009 to June 30, 2010 .........     $10.43       0.31           0.35            (0.31)
July 1, 2008 to June 30, 2009 .........     $10.37       0.37           0.06            (0.37)
July 1, 2007 to June 30, 2008 .........     $10.44       0.38          (0.05)           (0.38)
July 1, 2006 to June 30, 2007 .........     $10.38       0.38           0.11            (0.38)
July 1, 2005 to June 30, 2006 .........     $10.70       0.38          (0.29)           (0.38)

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 139


Financial Highlights

                                     Ratio to Average
                                  Net Assets (Annualized)
                   Ending    --------------------------------
 Distributions   Net Asset       Net                                        Portfolio    Net Assets at
   from Net      Value Per   Investment     Gross       Net       Total      Turnover    End of Period
Realized Gains     Share       Income     Expenses   Expenses   Return(1)    Rate(2)    (000's omitted)
--------------   ---------   ----------   --------   --------   ---------   ---------   ---------------



      0.00        $ 4.81        1.67%       0.43%      0.37%      2.48%        120%       $1,860,538
      0.00        $ 4.78        4.28%       0.50%      0.37%      5.32%        186%       $  542,964
      0.00        $ 4.75        4.57%       0.61%      0.37%      4.47%        191%       $   95,113
      0.00        $ 4.76        3.87%       0.61%      0.37%      3.95%        123%       $   80,326
      0.00        $ 4.76        3.37%       0.59%      0.37%      3.20%        128%       $   91,622

      0.00        $ 4.81        1.44%       0.82%      0.72%      2.12%        120%       $1,528,358
      0.00        $ 4.78        4.13%       0.90%      0.72%      4.96%        186%       $1,334,323
      0.00        $ 4.75        4.20%       1.16%      0.72%      4.10%        191%       $  746,639
      0.00        $ 4.76        3.52%       1.23%      0.72%      3.59%        123%       $  340,682
      0.00        $ 4.76        3.02%       1.22%      0.72%      2.84%        128%       $  419,465



     (0.11)       $10.67        3.00%       0.93%      0.70%      6.52%         48%       $    7,535
      0.00        $10.43        3.71%       0.97%      0.68%      4.38%        126%       $    5,110
      0.00        $10.37        3.34%       0.99%      0.70%      0.21%        102%       $      331

     (0.11)       $10.67        2.20%       1.68%      1.49%      5.67%         48%       $   10,979
      0.00        $10.43        2.89%       1.73%      1.49%      3.54%        126%       $    7,528
     (0.02)       $10.37        2.82%       1.82%      1.49%      2.40%        102%       $    5,123
     (0.05)       $10.44        2.87%       1.88%      1.49%      3.99%         51%       $    3,730
     (0.03)       $10.38        2.86%       2.00%      1.50%      0.07%        111%       $    3,346

     (0.11)       $10.67        2.94%       0.99%      0.75%      6.46%         48%       $  108,326
      0.00        $10.43        3.64%       1.05%      0.75%      4.31%        126%       $   92,061
     (0.02)       $10.37        3.57%       1.22%      0.75%      2.95%        102%       $   88,130
     (0.05)       $10.44        3.61%       1.30%      0.75%      4.77%         51%       $   68,745
     (0.03)       $10.38        3.62%       1.41%      0.75%      0.82%        111%       $   58,974

                140 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the following funds: Wells Fargo Advantage Intermediate Tax/AMT-Free Fund ("Intermediate Tax/AMT-Free Fund"), Wells Fargo Advantage Municipal Bond Fund ("Municipal Bond Fund"), Wells Fargo Advantage Short-Term Municipal Bond Fund ("Short-Term Municipal Bond Fund"), Wells Fargo Advantage Ultra Short-Term Municipal Income Fund ("Ultra Short-Term Municipal Income Fund") and Wells Fargo Advantage Wisconsin Tax-Free Fund ("Wisconsin Tax-Free Fund") (each, a "Fund", collectively, the "Funds"). Each Fund is a diversified series of the Trust, a Delaware statutory trust organized on March 10, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

FUTURES CONTRACTS

Certain Funds may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses

                Wells Fargo Advantage Municipal Income Funds 141


Notes to Financial Statements

until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

MUNICIPAL MARKET DATA RATE LOCKS

The Funds may be subject to interest rate risk in the normal course of pursuing its investment objectives. A Fund may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). A Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). An MMD Rate Lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. An MMD Rate Lock is a contract between a Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to a Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying index. The Fund's maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund's exposure to the counterparty.

CREDIT DEFAULT SWAPS

Certain Funds may be subject to credit risk in the normal course of pursuing its investment objectives. The Funds may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name's weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund's exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

                142 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is accrued daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At June 30, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

                                         Overdistributed     Accumulated
                                               Net          Net realized
                                            Investment       gain (loss)
                                              Income       on Investments   Paid-in Capital
                                         ---------------   --------------   ---------------
INTERMEDIATE TAX/AMT FREE FUND              $ (2,482)        $    2,482       $         0
MUNICIPAL BOND FUND                          (57,004)            57,004                 0
SHORT-TERM MUNICIPAL BOND FUND                (9,002)             9,002                 0
ULTRA SHORT-TERM MUNICIPAL INCOME FUND       (18,471)         9,352,864        (9,334,393)
WISCONSIN TAX-FREE FUND                       (2,315)             2,315                 0

FEDERAL AND OTHER TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

                Wells Fargo Advantage Municipal Income Funds 143


Notes to Financial Statements

At June 30, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

                                                            Expiration
                                 ---------------------------------------------------------------
                                    2011          2014         2015         2017         2018
                                 ----------   -----------   ----------   ----------   ----------
INTERMEDIATE TAX/AMT FREE FUND   $        0   $         0   $        0   $3,583,534   $3,414,089
ULTRA SHORT-TERM MUNICIPAL
   INCOME FUND                    2,733,995    25,349,055    2,105,019            0            0
WISCONSIN TAX-FREE FUND                   0             0            0            0      637,692

CLASS ALLOCATIONS

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund's investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of June 30, 2010, the inputs used in valuing the Fund's assets, which are carried at fair value, were as follows:

                                                Significant
                                                  Other       Significant
                                    Quoted      Observable    Unobservable
                                    Prices        Inputs         Inputs
INVESTMENTS IN SECURITIES         (Level 1)      (Level 2)     (Level 3)        Total
-------------------------        -----------   ------------   ------------   -----------
INTERMEDIATE TAX/AMT-FREE FUND
  Municipal bonds & notes        $         0   $927,433,260   $ 7,843,782    $935,277,042
  Investment Companies            26,118,929              0             0      26,118,929
  TOTAL                          $26,118,929   $927,433,260   $ 7,843,782    $961,395,971
MUNICIPAL BOND FUND
  Mortgage-backed securities     $         0   $ 22,018,200   $         0    $ 22,018,200
  Municipal bonds & notes                  0    878,054,773    28,833,984     906,888,757
  U.S. Treasury Obligations                0        699,786             0         699,786
Investments Companies              5,863,113              0             0       5,863,113
  TOTAL                          $ 5,863,113   $900,772,759   $28,833,984    $935,469,856

                144 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

                                                         Significant
                                                            Other        Significant
                                            Quoted       Observable     Unobservable
                                            Prices          Inputs         Inputs
INVESTMENTS IN SECURITIES                 (Level 1)       (Level 2)       (Level 3)         Total
-------------------------                -----------   --------------   ------------   --------------
SHORT-TERM MUNICIPAL BOND FUND
  Mortgage-backed securities             $         0   $   49,183,654   $ 26,191,220   $   75,374,874
  Municipal bonds & notes                          0    3,119,771,159     56,983,448    3,176,753,607
  U.S. Treasury Obligations                        0        1,099,672              0        1,099,672
  Investment Companies                    49,734,624                0              0       49,734,624
  TOTAL                                  $49,734,624   $3,170,054,485   $ 83,174,668   $3,302,962,777
ULTRA SHORT-TERM MUNICIPAL INCOME FUND
  Municipal bonds & notes                $         0   $6,867,995,901   $116,610,669   $6,984,606,570
  U.S. Treasury Obligations                        0        1,099,657              0        1,099,657
  Commercial Paper                                 0       80,790,000              0       80,790,000
  Investment Companies                     3,883,012                0              0        3,883,012
  TOTAL                                  $ 3,883,012   $6,949,885,558   $116,610,669   $7,070,379,239
WISCONSIN TAX-FREE FUND
  Municipal bonds & notes                $         0   $  123,774,388   $  1,454,715   $  125,229,103

Further details on the major security types listed above can be found in each Fund's Portfolio of Investments.

As of June 30, 2010, inputs used in valuing the Fund's other financial instruments, which are carried at fair value, were as follows:

                                                   Significant
                                                      Other       Significant
                                       Quoted       Observable   Unobservable
                                       Prices         Inputs        Inputs
FUTURES CONTRACTS                     (Level 1)     (Level 2)      (Level 3)       Total
-----------------                   ------------   -----------   ------------   -----------
Municipal Bond Fund                 $  (517,709)        $0            $0        $  (517,709)
Short-Term Municipal Bond Fund       (1,028,493)         0             0         (1,028,493)
Ultra Short-Term Income Bond Fund      (264,781)         0             0           (264,781)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                Intermediate
                                                Tax/AMT-Free    Municipal Bond
                                                    Fund             Fund           Short-Term Municipal Bond Fund
                                              ---------------   ---------------   ---------------------------------
                                              MUNICIPAL BONDS   MUNICIPAL BONDS   MORTGAGE-BACKED   MUNICIPAL BONDS
                                                  & NOTES           & NOTES          SECURITIES          & NOTES
                                              ---------------   ---------------   ---------------   ---------------
BALANCE AS JUNE 30, 2009                         $1,521,500       $ 1,878,500        $         0       $ 3,400,000
  Accrued discounts (premiums)                       63,536           204,321            (13,645)          293,612
  Realized gain (loss)                               33,266           150,244                  0           104,747
  Change in unrealized appreciation
     (depreciation)                                 360,662           709,989             13,645         1,840,265
  Net purchases (sales)                           3,222,373        24,234,500         26,191,220        36,118,029
  Net transfer in (out) of Level 3                2,642,445         1,656,430                  0        15,226,795
BALANCE AS OF JUNE 30, 2010                      $7,843,782       $28,833,984        $26,191,200       $56,983,448
Change in unrealized appreciation
   (depreciation) relating to securities
   still held at June 30, 2010                   $  399,093       $   630,130        $    13,645       $ 1,978,592

                Wells Fargo Advantage Municipal Income Funds 145


Notes to Financial Statements

                                                            Ultra
                                                         Short-Term        Wisconsin
                                                          Municipal         Tax-Free
                                                          Bond Fund          Fund
                                                       ---------------   ---------------
                                                       MUNICIPAL BONDS   MUNICIPAL BONDS
                                                           & NOTES           & NOTES
                                                       ---------------   ---------------
BALANCE AS JUNE 30, 2009                                 $ 23,174,000       $1,870,000
  Accrued discounts (premiums)                                821,620           68,317
  Realized gain (loss)                                        414,452           40,169
  Change in unrealized appreciation (depreciation)            732,371            1,229
  Net purchases (sales)                                    26,110,296         (525,000)
  Net transfer in (out) of Level 3                         65,357,930                0
BALANCE AS OF JUNE 30, 2010                              $116,610,669       $1,454,715
Change in unrealized appreciation(depreciation)
  relating to securities still held at June 30, 2010     $  1,017,782       $   26,875

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Funds Management Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is paid an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of each Fund. For the year ended June 30, 2010, the advisory fee was equivalent to an annual rate for each Fund as follows:

                                           Advisory Fees
                                           (% of Average
                                         Daily Net Assets)
                                         -----------------
INTERMEDIATE TAX/AMT-FREE FUND                 0.34%
MUNICIPAL BOND FUND                            0.34
SHORT-TERM MUNICIPAL BOND FUND                 0.32
ULTRA SHORT-TERM MUNICIPAL INCOME FUND         0.28
WISCONSIN TAX-FREE FUND                        0.35

Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser.

Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to the Funds.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer

                146 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

                                               Administration Fees
                              Average Daily      (% of Average
                                Net Assets      Daily Net Assets)
                            ----------------   -------------------
Fund level                  First $5 billion           0.05
                             Next $5 billion           0.04
                            Over $10 billion           0.03
Class A, Class B, Class C   All asset levels           0.16
Administrator Class         All asset levels           0.10
Institutional Class         All asset levels           0.08
Investor Class              All asset levels           0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees during the year ended June 30, 2010 to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

CUSTODY AND FUND ACCOUNTING FEES

State Street Bank and Trust Company ("State Street") provides custody and fund accounting services to the Funds. For providing custody services, State Street is entitled to an annual asset-based fee for domestic and global custody services for the Funds. For providing fund accounting services to the Funds, State Street is entitled to receive annual asset-based fees and is reimbursed for out-of-pocket expenses incurred for providing these services.

Prior to August 17, 2009, Wells Fargo Bank, N.A. provided custody services to the Funds and received a monthly fee at an annual rate of 0.02% of the average daily net assets of each Fund. PNC Global Investment Servicing ("PNC") served as fund accountant for the Funds prior to August 17, 2009 and received an annual asset-based fee and an annual fixed fee from each Fund. PNC was also reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended June 30, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

                                                                   Contingent Defferred Sales Charges
                                         Front-end Sales Charges   ----------------------------------
                                                  Class A                  Class B     Class C
                                         -----------------------           -------   ---------
INTERMEDIATE TAX/AMT-FREE FUND                   $100,126                    NA       $  7,425
MUNICIPAL BOND FUND                               269,386                  $1,500        2,308
SHORT-TERM MUNICIPAL BOND FUND                    477,200                    NA         70,770
ULTRA SHORT-TERM MUNICIPAL INCOME FUND            431,824                    NA        282,405
WISCONSIN TAX-FREE FUND                            47,956                    NA          1,048

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

                Wells Fargo Advantage Municipal Income Funds 147


Notes to Financial Statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended June 30, 2010, were as follows:

                                           Purchases at
                                               Cost        Sales Proceeds
                                         ---------------   --------------
INTERMEDIATE TAX/AMT-FREE FUND           $   815,675,780   $  445,270,022
MUNICIPAL BOND FUND                          881,314,161      666,383,633
SHORT-TERM MUNICIPAL BOND FUND             3,918,708,916    1,827,143,517
ULTRA SHORT-TERM MUNICIPAL INCOME FUND        75,140,519       57,169,846
WISCONSIN TAX-FREE FUND                   11,073,130,518    7,957,592,566

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2010, the Funds entered into futures contracts for speculative purposes.

At June 30, 2010, the Funds had short futures contracts outstanding as follows:

                                                                          Initial       Value at
                        Expiration                                       Contract       June 30,     Net Unrealized
                            Date         Contracts          Type          Amount          2010        Depreciation
                       --------------   -----------   --------------   ------------   ------------   --------------
                                                       Ten-Year US
MUNICIPAL BOND FUND    September 2010     480 Short   Treasury Notes   $ 58,304,791   $ 58,822,500    $  (517,709)
SHORT-TERM MUNICIPAL                                   Five-Year US
   BOND FUND           September 2010   1,275 Short   Treasury Notes    149,869,750    150,898,243     (1,028,493)
ULTRA SHORT-TERM
   MUNICIPAL                                           Two-Year US
   INCOME FUND         September 2010   1,200 Short   Treasury Notes    262,328,970    262,593,751       (264,781)

Municipal Bond Fund, Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund had average contract amounts of $5,521,929, $8,105,003 and $7,894,931, respectively, in futures contracts during the year ended June 30, 2010.

As of June 30, 2010, the Intermediate Tax/AMT-Free Fund did not have any open futures contracts but had average contract amounts of $351,008 in futures contracts during the year ended June 30, 2010.

On June 30, 2010, the cumulative depreciation on futures contracts in the amount of $517,709, $1,028,493 and $264,781 are reflected in net unrealized gains/losses on investments on the Statement of Assets and Liabilities for the Municipal Bond Fund, Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund, respectively. The payable for daily variation margin on open futures contracts only represents the current day's variation margin. The realized losses and change in unrealized losses on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Pursuant to the agreement entered into on September 8, 2009, interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata. Prior to September 8, 2009, the Funds participated in a $150,000,000 revolving credit agreement with the Bank of New York Mellon and paid interest at a rate equal to the Federal Funds rate plus 0.60% and an annual commitment fee equal to 0.15% of the unused balance, which was allocated on a pro rata basis.

For the year ended June 30, 2010, there were no borrowings by the Funds under the credit agreement.

                148 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2010, and June 30, 2009, were as follows:

                                     Tax Exempt                 Ordinary               Long-Term
                                       Income                    Income              Capital Gain
                             --------------------------   ---------------------   -----------------
                                 2010           2009         2010        2009       2010     2009
                             ------------   -----------   ----------   --------   -------   -------
INTERMEDIATE TAX/
   AMT-FREE FUND             $ 25,271,549   $21,867,666   $        0   $417,915   $     0   $63,678
MUNICIPAL BOND FUND            33,109,350    30,835,618    7,982,579          0         0         0
SHORT-TERM MUNICIPAL
   BOND FUND                   62,149,757    38,755,584            0          0         0         0
ULTRA SHORT-TERM MUNICIPAL
   INCOME FUND                100,038,788    71,600,688            0          0         0         0
WISCONSIN TAX-FREE FUND         3,467,009     3,493,775    1,231,641          0    28,848         0

As of June 30, 2010, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

                                         Undistributed   Undistributed     Unrealized
                                           Ordinary       Tax Exempt      Appreciation   Capital Loss
                                            Income          Income       (Depreciation)  Carryforward
                                         -------------   -------------   -------------   -------------
INTERMEDIATE TAX/AMT-FREE FUND             $        0      $  390,937     $15,512,551    $ (6,997,623)
MUNICIPAL BOND FUND                         2,696,698         802,461       5,073,672               0
SHORT-TERM MUNICIPAL BOND FUND              2,595,970       1,152,003      21,439,242               0
ULTRA SHORT-TERM MUNICIPAL INCOME FUND              0       1,760,815      25,617,370     (30,188,069)
WISCONSIN TAX-FREE FUND                             0          38,751       3,425,569        (637,692)

9. CONCENTRATION OF RISK

Wisconsin Tax-Free Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

10. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

11. SUBSEQUENT EVENTS

Effective at the close of business on July 9, 2010, Intermediate Tax/AMT-Free Fund acquired the net assets of Evergreen Intermediate Municipal Bond Fund. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen Intermediate Municipal Bond Fund for 22,358,808 shares of Intermediate Tax/AMT-Free Fund valued at $242,997,138 at an exchange ratio of 5.83. Shareholders holding Class A, Class B, Class C, Class I and Class IS shares of Evergreen Intermediate Municipal Bond Fund received Class A, Class A, Class C, Administrator Class and Class A shares, respectively, of Intermediate Tax/AMT-Free Fund in the reorganization. The investment portfolio of Evergreen Intermediate Municipal Bond Fund with a fair value of $241,388,756, identified cost of $232,120,064 and unrealized appreciation of $9,268,692 at July 9, 2010 were the principal assets acquired by Intermediate Tax/AMT-Free Fund. The aggregate net assets of Evergreen Intermediate Municipal Bond Fund and Intermediate Tax/AMT-Free Fund immediately prior to the acquisition were $242,997,138 and $971,529,268, respectively. The aggregate net assets of Intermediate Tax/AMT-Free Fund immediately

                Wells Fargo Advantage Municipal Income Funds 149


Notes to Financial Statements

after the acquisition were $1,214,526,406. For financial reporting purposes, assets received and shares issued by Intermediate Tax/AMT-Free Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Intermediate Municipal Bond Fund was carried forward to align ongoing reporting of Intermediate Tax/AMT-Free Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed July 1, 2009, the beginning of the annual reporting period for Intermediate Tax/AMT-Free Fund, Intermediate Tax/AMT-Free Fund's pro forma results of operations for the year ended June 30, 2010 would have been:

NET INVESTMENT INCOME                                  $34,095,920
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS       $52,076,019
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $86,171,939

Effective at the close of business on July 9, 2010, Municipal Bond Fund acquired the net assets of Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund. Shareholders holding Class A, Class B and Class C shares of Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund received Class A, Class B and Class C shares, respectively, of Municipal Bond Fund in the reorganizations, Class I shares of Evergreen High Income Municipal Bond Fund received Administrator Class shares of Municipal Bond Fund. Class I shares of Evergreen Municipal Bond Fund received Institutional Class shares of Municipal Bond Fund. The investment portfolio of Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund with fair values of $145,927,535 and $1,293,569,040, respectively, and identified costs of $159,171,399 and $1,255,268,128, respectively, at July 9, 2010, were the principal assets acquired by Municipal Bond Fund. For financial reporting purposes, assets received and shares issued by Municipal Bond Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund were carried forward to align ongoing reporting of Municipal Bond Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized appreciation acquired, exchange ratio and number of shares issued were as follows:

                             Value of Net     Unrealized
                                Assets       Appreciation   Exchange             Number of
ACQUIRED FUND                 Acquired      (Depreciation)    Ratio            Shares Issued
------------------------   --------------   -------------   --------   ------------------------------
EVERGREEN HIGH INCOME      $  147,746,778   $(13,243,864)      0.80    11,451,915 Class A
   MUNICIPAL BOND FUND                                         0.80     1,074,850 Class B
                                                               0.80     1,918,914 Class C
                                                               0.80     1,039,978 Administrator Class
EVERGREEN MUNICIPAL BOND
   FUND                     1,307,028,090     38,300,912       0.77    86,588,159 Class A
                                                               0.77     3,257,156 Class B
                                                               0.77     7,239,635 Class C
                                                               0.77    39,905,138 Institutional Class

The aggregate net assets of the Municipal Bond Fund immediately before and after the acquisitions were $952,402,812 and $2,407,177,680, respectively.

Assuming the acquisitions had been completed July 1, 2009, the beginning of the annual reporting period for Municipal Bond Fund, Municipal Bond Fund's pro forma results of operations for the year ended June 30, 2010 would have been

NET INVESTMENT INCOME                                  $105,724,507
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS       $146,017,962
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $251,742,469

Effective at the close of business on July 9, 2010, Short-Term Municipal Bond Fund acquired the net assets of Evergreen Short-Intermediate Municipal Bond Fund. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen Short-Intermediate Municipal Bond Fund for 20,590,409 shares of Short-Term Municipal Bond Fund valued at

                150 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

$203,860,568 at an exchange ratio of 1.02 for each class of shares. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen Short-Intermediate Municipal Bond Fund received Class A, Class A, Class C and Class A shares, respectively, of Short-Term Municipal Bond Fund in the reorganization. The investment portfolio of Evergreen Short-Intermediate Municipal Bond Fund with a fair value of $202,048,984, identified cost of $199,475,675 and unrealized appreciation of $2,573,309 at July 9, 2010 were the principal assets acquired by Short-Term Municipal Bond Fund. The aggregate net assets of Evergreen Short-Intermediate Municipal Bond Fund and Short-Term Municipal Bond Fund immediately prior to the acquisition were $203,860,568 and $3,383,261,471, respectively. The aggregate net assets of Short-Term Municipal Bond Fund immediately after the acquisition were $3,587,122,039. For financial reporting purposes, assets received and shares issued by Short-Term Municipal Bond Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Short-Intermediate Municipal Bond Fund was carried forward to align ongoing reporting of Short-Term Municipal Bond Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed July 1, 2009, the beginning of the annual reporting period for Short-Term Municipal Bond Fund, Short-Term Municipal Bond Fund's pro forma results of operations for the year ended June 30, 2010 would have been:

NET INVESTMENT INCOME                                  $ 68,778,176
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS       $ 50,477,373
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $119,255,549

                Wells Fargo Advantage Municipal Income Funds 151


Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Municipal Bond Fund, Wells Fargo Advantage Short-Term Municipal Bond Fund, Wells Fargo Advantage Ultra Short-Term Municipal Income Fund, and Wells Fargo Advantage Wisconsin Tax-Free Fund (collectively, the "Funds"), five of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2010, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Wells Fargo Funds Trust as of June 30, 2010, the results of their operations for the year then ended, changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                        (KPMG LLP)

Boston, Massachusetts
August 27, 2010

                152 Wells Fargo Advantage Municipal Income Funds


                                                   Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

For federal income tax purposes, the following Funds designate a percentage of its distributions paid from net investment income during the year as exempt-interest dividends under Section 852(b)(5) of the Code:

                                            % Tax Exempt
                                         Distributions Paid
                                              From Net
Fund                                      Investment Income
----                                     ------------------
INTERMEDIATE TAX/AMT-FREE FUND                   100%
MUNICIPAL BOND FUND                            94.05%
SHORT-TERM MUNICIPAL BOND FUND                   100%
ULTRA SHORT-TERM MUNICIPAL INCOME FUND           100%
WISCONSIN TAX-FREE FUND                          100%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund listed below designates the following amount as long-term capital gain dividends for the year:

                            Long-Term
Fund                      Capital Gain
----                      ------------
WISCONSIN TAX-FREE FUND      $28,848

Puruant to Section 871(k)(1)(c) of the Code, the Fund designates the following amount of income dividends paid during the year ended May 31, 2010, as interest-related dividends:

                      Interest-Related
Fund                      Dividends
----                  ----------------
MUNICIPAL BOND FUND      $2,092,812

Pursuant to Section 871(k)(2)(c) of the Internal Revenue Code, the Funds listed below designate the following amounts as short-term capital gain dividends for the year:

                           Short-Term
Fund                      Capital Gain
----                      ------------
MUNICIPAL BOND FUND        $5,889,767
WISCONSIN TAX-FREE FUND     1,231,641

                Wells Fargo Advantage Municipal Income Funds 153


Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 132 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                          Position Held and
Name and Age             Length of Service(2)   Principal Occupations During Past Five years   Other Directorships
------------             --------------------   --------------------------------------------   -------------------
Peter G. Gordon          Trustee, since 1998;   Co-Founder, Chairman, President and CEO of     None
67                       Chairman, since 2005   Crystal Geyser. Water Company.
                         (Lead Trustee since
                         2001)

Isaiah Harris, Jr.       Advisory Board         Retired. Prior thereto, President and CEO of   CIGNA
57                       Trustee, since 2008    BellSouth Advertising and Publishing Corp      Corporation;
                                                from 2005 to 2007, President and CEO of        Deluxe
                                                BellSouth Enterprises from 2004 to 2005 and    Corporation
                                                President of BellSouth Consumer Services
                                                from 2000 to 2003. Currently a member of the
                                                Iowa State University Foundation Board of
                                                Governors and a member of the Advisory Board
                                                of Iowa State University School of Business.

Dr. Leroy Keith, Jr.(3)  Trustee, since         Chairman, Bloc Global Services (development    Trustee, Phoenix
71                       2010                   and construction), Trustee,                    Fund Complex (consisting of
                                                Phoenix Fund Complex and Director,             46 portfolios as
                                                Diversapack Co. (packaging company). Trustee   12/31/09)
                                                of the Evergreen Funds from 1983 to 2010.
                                                Former Managing Director, Almanac Capital
                                                Management (commodities firm), former
                                                Partner, Stonington Partners, Inc. (private
                                                equity fund), former Director, Obagi Medical
                                                Products Co. and former Director, Lincoln
                                                Educational Services.

Judith M. Johnson        Trustee, since 2008    Retired. Prior thereto, Chief Executive        None
61                                              Officer and Chief Investment Officer of
                                                Minneapolis Employees Retirement Fund from
                                                1996 to 2008. Ms. Johnson is a certified
                                                public accountant and a certified managerial
                                                accountant.

David F. Larcker         Advisory Board         James Irvin Miller Professor of Accounting     None
59                       Trustee, since 2008    at the Graduate School of Business, Stanford
                                                University, Director of Corporate Governance
                                                Research Program and Co-Director of The Rock
                                                Center for Corporate Governance since 2006.
                                                From 2005 to 2008, Professor of Accounting
                                                at the Graduate School of Business, Stanford
                                                University. Prior thereto, Ernst & Young
                                                Professor of Accounting at The Wharton
                                                School, University of Pennsylvania from 1985
                                                to 2005.

                154 Wells Fargo Advantage Municipal Income Funds


                                                   Other Information (Unaudited)

                          Position Held and
Name and Age             Length of Service(2)   Principal Occupations During Past Five years   Other Directorships
------------             --------------------   --------------------------------------------   -------------------
Olivia S. Mitchell       Trustee, since 2006    Professor of Insurance and Risk Management,    None
57                                              Wharton School, University of Pennsylvania.
                                                Director of the Boettner Center on Pensions
                                                and Retirement Research. Research associate
                                                and board member, Penn Aging Research
                                                Center. Research associate, National Bureau
                                                of Economic Research.

Timothy J. Penny         Trustee, since 1996    President and CEO of Southern Minnesota        None
58                                              Initiative Foundation, a non-profit
                                                organization, since 2007 and Senior Fellow
                                                at the Humphrey Institute Policy Forum at
                                                the University of Minnesota since 1995.
                                                Member of the Board of Trustees of NorthStar
                                                Education Finance, Inc., a non-profit
                                                organization, since 2007.

Michael S. Scofield(3)   Trustee, since 2010    Trustee of the Evergreen Funds from 1984 to    None
67                                              2010. Retired Attorney, Law Offices of
                                                Michael S. Scofield and former Director and
                                                Chairman, Branded Media Corporation
                                                (multi-media branding company).

Donald C. Willeke        Trustee, since 1996    Principal of the law firm of Willeke &         None
70                                              Daniels. General Counsel of the Minneapolis
                                                Employees Retirement Fund from 1984 to
                                                present.

OFFICERS


                          Position Held and
Name and Age             Length of Service(2)   Principal Occupations During Past Five years   Other Directorships
------------             --------------------   --------------------------------------------   -------------------
Karla M. Rabusch         President, since       Executive Vice President of Wells Fargo        None
51                       2003                   Bank, N.A. and President of Wells Fargo
                                                Funds Management, LLC since 2003. Senior
                                                Vice President and Chief Administrative
                                                Officer of Wells Fargo Funds Management, LLC
                                                from 2001 to 2003.

C. David Messman         Secretary, since       Senior Vice President and Secretary of Wells   None
50                       2000; Chief Legal      Fargo Funds Management, LLC since 2001. Vice
                         Counsel, since 2003    President and Managing Senior Counsel of
                                                Wells Fargo Bank, N.A. since 1996.


Kasey Phillips(4)        Treasurer, since       Senior Vice President of Evergreen             None
39                       2009                   Investment Management Company, LLC since
                                                2006 and currently the Treasurer of the
                                                Evergreen Funds since 2005. Vice President
                                                and Assistant Vice President of Evergreen
                                                Investment Services, Inc. from 1999 to 2006.


David Berardi(5)         Assistant Treasurer,   Vice President of Evergreen Investment         None
35                       since 2009             Management Company, LLC since 2008.
                                                Assistant Vice President of Evergreen
                                                Investment Services, Inc. from 2004 to 2008.
                                                Manager of Fund Reporting and Control for
                                                Evergreen Investment Management Company, LLC
                                                since 2004.

Jeremy DePalma(5)        Assistant Treasurer,   Senior Vice President of Evergreen             None
36                       since 2009             Investment Management Company, LLC since
                                                2008. Vice President, Evergreen Investment
                                                Services, Inc. from 2004 to 2007. Assistant
                                                Vice President, Evergreen Investment
                                                Services, Inc. from 2000 to 2004 and the
                                                head of the Fund Reporting and Control Team
                                                within Fund Administration since 2005.

Debra Ann Early          Chief Compliance       Chief Compliance Officer of Wells Fargo        None
46                       Officer, since 2007    Funds Management, LLC since 2007. Chief
                                                Compliance Officer of Parnassus Investments
                                                from 2005 to 2007. Chief Financial Officer
                                                of Parnassus Investments from 2004 to 2007
                                                and Senior Audit Manager of
                                                PricewaterhouseCoopers LLP from 1998 to
                                                2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective July 9, 2010.

(4.) Effective November 1, 2009.

(5.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

                Wells Fargo Advantage Municipal Income Funds 155


Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS:

INTERMEDIATE TAX/AMT-FREE FUND, MUNICIPAL BOND FUND, SHORT-TERM MUNICIPAL BOND FUND, ULTRA SHORT-TERM MUNICIPAL INCOME FUND AND WISCONSIN TAX-FREE FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will meet in person to review and consider the continuation of any investment advisory and sub-advisory agreements. In this regard, the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund and Wisconsin Tax-Free Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 25-26, 2010 (the "Meeting"), the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2009. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the "Universe") that was determined by Lipper Inc. ("Lipper") to be similar to the Funds, and in comparison to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, and Ultra Short-Term Municipal Income Fund was higher than or not appreciably lower than the median performance of the Universe for the periods under review. The Board also noted that the performance of the

                156 Wells Fargo Advantage Municipal Income Funds


                                                   Other Information (Unaudited)

Wisconsin Tax-Free Fund was higher than the median performance of its Universe for the 3- and 5-year periods and lower than the median performance of its Universe for the one-year period. The Board received additional information about the factors that contributed to the Fund's underperformance during the one-year period and requested continued reports on the performance of the Fund.

The Board received and considered information regarding each Fund's contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an "Expense Group") that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund's Expense Group. The Board noted that the net operating expense ratios of the Funds were in range of or lower than each such Fund's respective Expense Group's median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund's Expense Group median. The Board noted that the Advisory Agreement Rates for the Funds were in range of or lower than the median rates of each Fund's respective Expense Group, except for the Investor Class of the Intermediate Tax/AMT-Free Fund and of the Wisconsin Tax-Free Fund. The Board also noted that the Net Advisory Rates for the Funds were in range of or lower than the median rates of each Fund's respective Expense Group, except for the Investor Class of the Intermediate Tax/AMT-Free Fund. The Board further noted that Funds Management had agreed to continue contractual fee cap arrangements for the Funds designed to lower the Funds' expenses. The Board concluded that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds' Expense Group information, the net expense ratio commitments and the services covered by the Advisory Agreements.

The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreements.

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management based on the Advisory Agreement Rates and Net Advisory Rates, as well as an analysis of the profitability to other Wells Fargo businesses that provide services to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to the Funds were not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the profitability analysis provided by Funds Management.

ECONOMIES OF SCALE

The Board received and considered general information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale,

                Wells Fargo Advantage Municipal Income Funds 157


Other Information (Unaudited)

and whether there is potential for realization of any further economies of scale for the Funds. The Board also considered information provided by Funds Management in separate presentations on advisory fee breakpoints and economies of scale made at the Meeting. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and fee waiver and expense reimbursement arrangements applicable to the Funds.

INFORMATION ABOUT SERVICES AND FEES OFFERED TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to similarly situated series of the Trust, and those offered by Wells Capital Management to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within an acceptable range of the fee rates offered to similarly situated series of the Trust by Funds Management and to other clients by Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board has reviewed information about the policies of Wells Capital Management in seeking the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board has reviewed information about Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds' shares, including the multiple channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

CONCLUSION

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

               158  Wells Fargo Advantage Municipal Income Funds


                                                           List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG    -- Association of Bay Area Governments
ADR     -- American Depositary Receipt
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
ARM     -- Adjustable Rate Mortgages
BART    -- Bay Area Rapid Transit
CDA     -- Community Development Authority
CDO     -- Collateralized Debt Obligation
CDSC    -- Contingent Deferred Sales Charge
CGIC    -- Capital Guaranty Insurance Company
CGY     -- Capital Guaranty Corporation
CIFG    -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     -- Certificate of Participation
CP      -- Commercial Paper
CTF     -- Common Trust Fund
DW&P    -- Department of Water & Power
DWR     -- Department of Water Resources
ECFA    -- Educational & Cultural Facilities Authority
EDFA    -- Economic Development Finance Authority
ETET    -- Eagle Tax-Exempt Trust
ETF     -- Exchange-Traded Fund
FFCB    -- Federal Farm Credit Bank
FGIC    -- Financial Guaranty Insurance Corporation
FHA     -- Federal Housing Authority
FHAG    -- Federal Housing Agency
FHLB    -- Federal Home Loan Bank
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Farm Service Agency
GDR     -- Global Depositary Receipt
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HCFR    -- Healthcare Facilities Revenue
HEFA    -- Health & Educational Facilities Authority
HEFAR   -- Higher Education Facilities Authority Revenue
HFA     -- Housing Finance Authority
HFFA    -- Health Facilities Financing Authority
HUD     -- Housing & Urban Development
IDA     -- Industrial Development Authority
IDAG    -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LIBOR   -- London Interbank Offered Rate
LLC     -- Limited Liability Company
LOC     -- Letter of Credit
LP      -- Limited Partnership
MBIA    -- Municipal Bond Insurance Association
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
MMD     -- Municipal Market Data
MTN     -- Medium Term Note
MUD     -- Municipal Utility District
NATL-RE -- National Public Finance Guarantee Corporation
PCFA    -- Pollution Control Finance Authority
PCR     -- Pollution Control Revenue
PFA     -- Public Finance Authority
PFFA    -- Public Facilities Financing Authority
plc     -- Public Limited Company
PSFG    -- Public School Fund Guaranty
R&D     -- Research & Development
RDA     -- Redevelopment Authority
RDFA    -- Redevelopment Finance Authority
REITS   -- Real Estate Investment Trusts
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
SLMA    -- Student Loan Marketing Association
SPDR    -- Standard & Poor's Depositary Receipts
STIT    -- Short-Term Investment Trust
TBA     -- To Be Announced
TRAN    -- Tax Revenue Anticipation Notes
USD     -- Unified School District
XLCA    -- XL Capital Assurance

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

The "Dow Jones Target Date Indexes" are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC ("CME"). "Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones Trademark Holdings, LLC., and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
                                                                       [GRAPHIC]
                                                       Printed on Recycled paper

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE


(C) 2010 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds          12415208-10
                                                                                                       AMIFNLD/AR10606-10

                            WELLS FARGO FUNDS TRUST
                            WELLS FARGO MASTER TRUST
                           WELLS FARGO VARIABLE TRUST

JOINT CODE OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND SENIOR FINANCIAL
OFFICERS

I.       COVERED OFFICERS / PURPOSE OF THE CODE

         This Code of Ethics ("Code") of Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (collectively, the "Trusts" and each, "a Trust") applies to each Trust's Principal Executive Officer, Principal Financial Officer and any other Trust officer's listed on Exhibit A (the "Covered Officers") for the purpose of promoting:

    o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

    o full, fair, accurate, timely and understandable financial disclosure in reports and documents that a Trust files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Trust;

    o compliance with applicable laws and governmental rules and regulations;

    o the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

    o accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. COVERED OFFICERS SHOULD HANDLE ETHICALLY BOTH ACTUAL AND APPARENT CONFLICTS OF INTEREST

         OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his or her service to, a Trust. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Trust. Certain conflicts of interest arise out of the relationships between Covered Officers and the Trust and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Trust because of their status as "affiliated persons" of the Trust. The compliance programs and procedures of the Trust and Wells Fargo Funds Management, LLC (the

"Adviser") are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Trust and the Adviser, of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Trust or for the Adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Trust. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Trust and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Trust. Each Covered Officer recognizes that, as an officer of a Trust, he or she has a duty to act in the best interests of the Trust and its shareholders. If a Covered Officer believes that his or her responsibilities as an officer or employee of the Adviser are likely to materially compromise his or her objectivity or his or her ability to perform the duties of his or her role as an officer of the Trust, he or she should consult with the Chief Legal Officer. Under appropriate circumstances, a Covered Officer should also consider whether to present the matter to the Board. In addition, it is recognized by the Trust's Board of Trustees ("Board") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

         Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Trust.

                                     * * * *

         Each Covered Officer must:

    o not use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Trust whereby the Covered Officer would benefit personally to the detriment of the Trust;

    o not cause the Trust to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of a Trust;

    o not use material non-public knowledge of portfolio transactions made or contemplated for the Trust to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

    o not retaliate against any other Covered Officer or any employee of a Trust or its affiliated persons for reports of potential violations that are made in good faith; and

    o not engage in personal, business or professional relationships or dealings that would impair his or her independence of judgment or adversely affect the performance of his or her duties in the best interests of the Trust and their shareholders.

         There are some conflict of interest situations that should always be approved in advance by the Chief Legal Officer of the Trust (the "Chief Legal Officer") if material. Examples of these include:

    o service as a director on the board of any public or private for-profit company (provided, however, that a Covered Officer who is employed by another company (e.g., Wells Fargo) may serve as a director of such company or any entity, controlling, controlled by, or under common control with, such company);

    o acquiring a financial interest in any company that provides services to the Trust (provided, however, that a Covered Officer who is employed by another company (e.g., Wells Fargo) may have an ownership interest in his or her employer or the employer's parent company);

    o the receipt of any entertainment or gifts from any person or company with which the Trust has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

    o any consulting or employment relationship with any of the Trust's service providers, other than with the primary employer of the Covered Officer; and

    o a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Trust for effecting portfolio transactions or for selling or redeeming shares, other than an interest arising from the Covered Officer's primary employment, such as compensation or equity ownership.

III.     DISCLOSURE AND COMPLIANCE

         Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Trust.

         Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Trust to others, whether within or outside the Trust, including to the Board and the Trust's auditors, and to governmental regulators and self-regulatory organizations.

         Each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Trust and the Adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Trust files with, or submits to, the SEC and in other public communications made by the Trust.

         It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

         Each Covered Officer should, consistent with his or her responsibilities, exercise appropriate supervision over and assist relevant Trust service providers in developing financial information and other disclosure that complies with relevant law and presents information in a clear, comprehensible and complete manner.

         Each Covered Officer is responsible for the accuracy of the records and reports that he or she is responsible for maintaining. The books and records of the Trust shall meet the highest standards and accurately reflect the true nature of the transactions they record. The Covered Officers must not create false or misleading documents or accounting, financial or electronic records for any purpose, and must not direct any other person to do so. If a Covered Officer becomes aware that information filed with the SEC or made available to the public contains any false or misleading information or omits to disclose necessary information, he shall promptly report it to Chief Legal Officer for a determination as to what, if any, corrective action is necessary or appropriate.

         No undisclosed or unrecorded account or fund shall be established for any purpose. No false or misleading entries shall be made in a Trust's books or records for any reason. No disbursement of a Trust's assets shall be made without adequate supporting documentation or for any purpose other than as described in the Trust's documents or contracts.

         A Trust will maintain and preserve for a period of not less than six
(6) years from the date such action is taken, the first two (2) years in an easily accessible place, a copy of the information or materials supplied to the
Board: (i) that provided the basis for any amendment or waiver to this Code, and
(ii) relating to any violation of the Code and sanctions imposed for such violation, together with a written record of the approval or action taken by the Board.

IV.      REPORTING AND ACCOUNTABILITY

         Each Covered Officer must:

    o upon adoption of the Code (or thereafter upon becoming a Covered Officer), affirm in writing (in the form attached to this Code) to the Board that he or she has received, read, and understands the Code;

    o annually thereafter affirm in writing (in the form attached to this Code) to the Board that he or she has complied with the requirements of the Code; and

    o notify the Chief Legal Officer of the Trust promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code.

         The Chief Legal Officer is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. While the Chief Legal Officer in authorized to interpret this Code, an approval of a situation that is expressly prohibited by this Code is deemed to be a "waiver" and can be approved only by the Board.

         The Trust will follow these procedures in investigating and enforcing this Code:

    o the Chief Legal Officer will take all appropriate action to investigate any potential violations reported to him or her;

    o if, after such investigation, the Chief Legal Officer believes that no violation has occurred, the Chief Legal Officer is not required to take any further action;

    o any matter that the Chief Legal Officer believes is a violation will be reported to the Board;

    o if the Board concurs that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser; or a recommendation to dismiss the Covered Officer;

    o the Board will be responsible for granting waivers, as appropriate (a "waiver" is the approval of a situation that is expressly prohibited by this Code); and

    o any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Trusts for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Trusts or the Adviser govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The codes of ethics adopted by the Trusts and the Adviser under Rule 17j-1 under the Investment Company Act are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.      AMENDMENTS

         Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent Trustees.

VII.     CONFIDENTIALITY

         All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except upon request of the SEC or another regulatory agency, or as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than Board and its counsel.

VIII.    INTERNAL USE

         The Code is intended solely for the internal use by each Trust and does not constitute an admission, by or on behalf of any Trust, as to any fact, circumstance, or legal conclusion.



Adopted: August 5, 2003

                                    EXHIBIT A


                           PERSONS COVERED BY THE CODE



Karla Rabusch, President of each Trust

Kasey L. Phillips, Treasurer of each Trust







Exhibit A amended:  March 3, 2010

                                    EXHIBIT B

                            COMPLIANCE CERTIFICATIONS





                              INITIAL CERTIFICATION



I CERTIFY THAT I:        (I)     HAVE RECEIVED, READ AND REVIEWED THE JOINT CODE
                                 OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND
                                 SENIOR FINANCIAL OFFICERS (the "Code");
                         (II)    UNDERSTAND THE POLICIES AND PROCEDURES IN THE
                                 CODE;
                         (III)   RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES
                                 AND PROCEDURES;
                         (IV)    UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                         (V)     WILLFULLY COMPLY WITH THE CODE AND ANY RELATED
                                 PROCEDURES;
                         (VI)    ACKNOWLEDGE MY RESPONSIBILITY TO REPORT ANY
                                 VIOLATION OF THE CODE TO LEGAL COUNSEL;
                         (VII)   UNDERSTAND THAT THE TRUSTS HAVE THE RIGHT TO
                                 AMEND, INTERPRET, MODIFY OR WITHDRAW ANY OF THE
                                 PROVISIONS OF THE CODE AT ANY TIME IN THEIR
                                 SOLE DISCRETION, WITH OR WITHOUT NOTICE; AND
                         (VIII)  HAVE FULLY AND ACCURATELY COMPLETED THIS
                                 CERTIFICATE.


Signature:
                        --------------------------------------------------------
(Please print)
Name:
                        --------------------------------------------------------
Date Submitted:
                        --------------------------------------------------------
Date Due:
                        --------------------------------------------------------

                              ANNUAL CERTIFICATION



I CERTIFY THAT I:        (I)     HAVE RECEIVED, READ AND REVIEWED THE JOINT CODE
                                 OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND
                                 SENIOR FINANCIAL OFFICERS (the "Code");
                         (II)    UNDERSTAND THE POLICIES AND PROCEDURES IN THE
                                 CODE;
                         (III)   RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES
                                 AND PROCEDURES;
                         (IV)    UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                         (V)     HAVE FULLY COMPLIED
                                 WITH THE CODE AND ANY RELATED PROCEDURES;
                         (VI)    HAVE FULLY DISCLOSED ANY EXCEPTIONS TO MY
                                 COMPLIANCE WITH THE CODE;
                         (VII)   WILLFULLY COMPLY WITH THE CODE OF ETHICS;
                         (VIII)  ACKNOWLEDGE MY RESPONSIBILITY TO REPORT ANY
                                 VIOLATION OF THE CODE TO LEGAL COUNSEL;
                         (IX)    UNDERSTAND THAT THE TRUSTS HAVE THE RIGHT TO
                                 AMEND, INTERPRET, MODIFY OR WITHDRAW ANY OF THE
                                 PROVISIONS OF THE CODE AT ANY TIME IN THEIR
                                 SOLE DISCRETION, WITH OR WITHOUT NOTICE; AND
                         (X)     HAVE FULLY AND ACCURATELY COMPLETED THIS
                                 CERTIFICATE



EXCEPTION(S):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Signature:
                        --------------------------------------------------------
(Please print)
Name:
                        --------------------------------------------------------
Date Submitted:
                        --------------------------------------------------------
Date Due:
                        --------------------------------------------------------

ITEM 2.  CODE OF ETHICS
=======================
As of the end of the period, June 30, 2010, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
=========================================
The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
===============================================
(a) AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended June 30, 2009 and June 30, 2010 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

         For the fiscal years ended June 30, 2009 and June 30, 2010, the Audit Fees were $ 1,778,990 and $ 1,912,330, respectively.

(b) AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended June 30, 2009 and June 30, 2010 for assurance and related services by the principal accountant for the Registrant.

(c) TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended June 30, 2009 and June 30, 2010 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

         For the fiscal years ended June 30, 2009 and June 30, 2010, the Tax Fees were $ 109,500 and $189,320, respectively. The incurred Tax Fees are comprised of excise tax review services.

         For the fiscal years ended June 30, 2009 and June 30, 2010, the Tax Fees were $ 178,600 and $193,410 respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d) ALL OTHER FEES - There were no other fees incurred for the fiscal years ended June 30, 2009 and June 30, 2010.

(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not Applicable.

(f) Not Applicable.

(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended June 30, 2009 and June 30, 2010, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

         For the fiscal years ended June 30, 2009 and June 30, 2010, the Registrant incurred non-audit fees in the amount of $70,000 and $103,000 respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A.

         For the fiscal years ended June 30, 2010, the Registrant's investment adviser incurred non-audit fees in the amount of $45,000. The non-audit fees for the year-ended June 30, 2010 relates to examination of securities pursuant to rule 206 (4)-2 under the Investment Advisors Act of 1940.

         For the fiscal year ended June 30, 2010, the Registrant's investment adviser incurred non-audit fees in the amount of $135,000. The non-audit fees for the year ended June 30, 2010 consist of procedure reviews for pending mergers associated with fund reorganizations.

         For the fiscal year ended June 30, 2010, the Registrant's investment adviser incurred non-audit fees in the amount of $572,300. The non-audit fees for the year ended June 30, 2010 relates to mergers and review of registration statements.

(h) The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
==============================================
Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS
================================
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES
===============================================================
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
=========================================================================
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
===========================================================================

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
============================================================
The Governance Committee (the "Committee") of the Board of Trustees of the registrant (the "Trust") has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee's consideration.

The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and
(v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES
================================
 (a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS
=================
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       Wells Fargo Funds Trust

                                       By: _______________________
                                           /s/ Karla M. Rabusch

                                           Karla M. Rabusch
                                           President

                                           Date: August 25, 2010

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.



                                       By: _______________________
                                           /s/ Karla M. Rabusch

                                           Karla M. Rabusch
                                           President

                                           Date: August 25, 2010


                                       By: _______________________
                                           /s/ Kasey L. Phillips

                                           Kasey L. Phillips
                                           Treasurer

                                           Date: August 25, 2010